A REQUEST FOR CONFIDENTIAL TREATMENT HAS BEEN MADE AND GRANTED WITH RESPECT TO PORTIONS OF THE FOLLOWING DOCUMENT THAT ARE MARKED “[*CONFIDENTIAL*].” SUCH CONFIDENTIAL PORTIONS HAVE BEEN OMITTED PURSUANT TO THE REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.18

Execution Version

AMENDED AND RESTATED MASTER SUPPLY AND OFFTAKE AGREEMENT

dated as of December 23, 2013

among

J. ARON & COMPANY,

LION OIL COMPANY

and

LION OIL TRADING & TRANSPORTATION, LLC

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TABLE OF CONTENTS

(continued)

		Page

ARTICLE 28	NATURE OF THE TRANSACTION AND RELATIONSHIP OF PARTIES	77

ARTICLE 29	MISCELLANEOUS	78

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Schedules

Schedule	Description

Schedule A	Products and Product Specifications

Schedule B	Pricing Benchmarks

Schedule C	Monthly True-up Amounts

Schedule D	Operational Volume Range

Schedule E	Tank List

Schedule F	Insurance

Schedule G	Daily Settlement Schedule

Schedule H	Form of Inventory Reports

Schedule I	Initial Inventory Targets

Schedule J	Scheduling and Communications Protocol

Schedule K	Monthly Excluded Transaction Fee Determination

Schedule L	Monthly Working Capital Adjustment

Schedule M	Notices

Schedule N	FIFO Balance Final Settlements

Schedule O	MTD Performance Report

Schedule P	Pricing Group

Schedule Q	Form of Trade Sheet and Nomination Template

Schedule R	Form of Step-Out Inventory Sales Agreement

Schedule S	Shipping Dock Report

Schedule T	Form of Excluded Transaction Trade Sheet

Schedule U	Available Storage and Transportation Arrangements

Schedule V	Aron Crude Receipts Pipelines

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Schedule W	Product Pipeline Systems/Included Terminals

Schedule X	Marketing and Sales Agreement

Schedule Y	LOTT Inventory Sales Agreement

Schedule Z	Lion Oil Inventory Sales Agreement

Schedule AA	Storage Facilities Agreement

Schedule BB	[Reserved.]

Schedule CC	Excess LC Amount and Excess LC Rate

Schedule DD	Existing Financing Agreements

Schedule EE	Form of Letter of Credit

Schedule FF	Illustration of Calculation of Interim Payments

Schedule GG	Adjustment Date Differentials

Schedule HH	Illustration of Adjustments for April and May 2014 True-ups

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AMENDED AND RESTATED MASTER SUPPLY AND OFFTAKE AGREEMENT

This Amended and Restated Supply and Offtake Agreement (this “Agreement”) is made as of December 23, 2013 (the “Effective Date”), among J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and located at 200 West Street, New York, New York 10282-2198, Lion Oil Company (the “Company”), a corporation organized under the laws of Arkansas located at 7102 Commerce Way, Brentwood, Tennessee 37027, and Lion Oil Trading & Transportation, LLC (“LOTT”), a limited liability company organized under the laws of Texas (formerly known as Lion Oil Trading & Transportation, Inc., a corporation organized under the laws of Arkansas) and located at 7102 Commerce Way, Brentwood, Tennessee 37027 (each referred to individually as a “Party” or collectively as the “Parties”).

WHEREAS, the Company owns and operates a crude oil refinery located in El Dorado, Arkansas (the “Refinery”) for the processing and refining of crude oil and other feedstocks and the recovery therefrom of refined products;

WHEREAS, LOTT is in the business of buying, selling and transporting of crude oil and other petroleum feedstocks in connection with the processing and refining operations of the Company;

WHEREAS, the Company, LOTT and Aron entered into a Master Supply and Offtake Agreement, dated as of April 29, 2011, providing for a supply and offtake transaction under which Aron delivers crude oil and other petroleum feedstocks to the Company for use at the Refinery and purchases all refined products produced by the Refinery (other than certain excluded products) and the Company purchases such crude oil and other petroleum feedstocks from Aron for use at the Refinery and sells and delivers to Aron such refined products (such agreement, as from time to time amended prior to the date hereof, the “Original Agreement”);

WHEREAS, the Company and LOTT sold certain pipeline and storage assets on November 7, 2012 to Delek Logistics Partners, LP and its subsidiaries (individually and collectively, “Delek MLP”), and entered into agreements for the use of these assets with the Company and LOTT and, from time to time thereafter, has transferred and may transfer additional assets to Delek MLP while retaining certain right to use such assets, and in connection with the foregoing the Parties have executed and will execute, as appropriate, Required Storage and Transportation Arrangements (as defined below) that also constitute Required MLP Arrangements (as defined below);

WHEREAS, the Company and Aron wish to amend and restate in its entirety the Original Agreement as hereinafter provided;

WHEREAS, the Parties have agreed that, for the Term of this Agreement, the Company will provide professional consulting, liaison, and other related services to assist Aron in the marketing and sale of the refined products acquired by Aron hereunder in accordance with the terms and conditions of the Marketing and Sales Agreement (as defined below); and

WHEREAS, it is contemplated that upon the scheduled termination of this Agreement, Aron will sell and the Company will purchase all of Aron’s crude oil, feedstocks and products inventory held at the Included Locations as set forth and in accordance with the terms and conditions of the Step-Out Inventory Sales Agreement (as defined below);

NOW, THEREFORE, in consideration of the premises and respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties do hereby agree as follows:

ARTICLE 1

DEFINITIONS AND CONSTRUCTION

1.1 Definitions.

For purposes of this Agreement, including the foregoing recitals, the following terms shall have the meanings indicated below:

“Acceptable Financial Institution” means a U.S. commercial bank or a foreign bank with a U.S. branch office, with the respective rating then assigned to its unsecured and senior long-term debt or deposit obligations (not supported by third party credit enhancement) by S&P or Moody’s of at least “A” by S&P or “A2” by Moody’s.

“Actual Month End Crude Volume” has the meaning specified in Section 9.2(a).

“Actual Month End Product Volume” has the meaning specified in Section 9.2(a).

“Actual Monthly Crude Run” has the meaning specified in Section 6.4(c).

“Actual Net Crude Consumption” means, for any Delivery Month, the actual number of Crude Oil Barrels run by the Refinery for such Delivery Month minus the number of Other Barrels actually delivered into the Crude Storage Tanks during such Delivery Month.

“Additional Financing Agreement” has the meaning specified in Section 17.2(i).

“Additional Waived Fee Barrels” means, for any month, the greater of (i) zero and (ii) the lesser of (A) Actual Monthly Crude Run for such month minus the product of [*CONFIDENTIAL*] Barrels and the number of days in such month and (B) Designated Company Sourced Barrels for such month minus the product of [*CONFIDENTIAL*] Barrels and the number of days in such month.

“Adequate Assurance” has the meaning specified in Section 12.5.

“Adjustment Date” means May 1, 2014.

“Adjustment Date Differential” has the meaning specified in Schedule GG.

“Affected Obligations” has the meaning specified in Section 16.3.

“Affected Party” has the meaning specified in Section 16.1.

“Affiliate” means, in relation to any Person, any entity controlled, directly or indirectly, by such Person, any entity that controls, directly or indirectly, such Person, or any entity directly or indirectly under common control with such Person. For this purpose, “control” of any entity

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or Person means ownership of a majority of the issued shares or voting power or control in fact of the entity or Person.

“Ancillary Contract” has the meaning specified in Section 19.1(c).

“Ancillary Costs” means all freight, pipeline, transportation, storage, tariffs and other costs and expenses incurred by Aron as a result of the purchase, movement and storage of Crude Oil or Products undertaken in connection with or required for purposes of this Agreement (whether or not arising under Procurement Contracts), including, ocean-going freight and other costs associated with waterborne movements, inspection costs and fees, wharfage, port and dock fees, vessel demurrage, lightering costs, ship’s agent fees, import charges, waterborne insurance premiums, fees and expenses, broker’s and agent’s fees, load port charges and fees, pipeline transportation costs, pipeline transfer and pumpover fees, pipeline throughput and scheduling charges (including any fees and charges resulting from changes in nominations undertaken to satisfy delivery requirements under this Agreement), pipeline and other common carrier tariffs, blending, tankage, linefill and throughput charges, pipeline demurrage, superfund and other comparable fees, processing fees (including fees for water or sediment removal or feedstock decontamination), merchandise processing costs and fees, importation costs, any charges imposed by any Governmental Authority (including Transfer Taxes (but not taxes on the net income of Aron) and U.S. Customs and other duties), user fees, fees and costs for any credit support provided to any pipelines with respect to any transactions contemplated by this Agreement and any pipeline compensation or reimbursement payments that are not timely paid by the pipeline to Aron. Notwithstanding the foregoing, (i) Aron’s hedging costs in connection with this Agreement or the transactions contemplated hereby shall not be considered Ancillary Costs (but such exclusion shall not change or be deemed to change the manner in which losses, costs and damages in connection with hedges and related trading positions are addressed under Articles 18 and 19 below), (ii) any Product shipping costs of Aron, to the extent incurred after Aron has removed such Product from the Product Storage Facilities for its own account, shall not be considered Ancillary Costs and (iii) any costs and expenses of Supplier’s Inspector shall not be considered Ancillary Costs.

“Annual Fee” means the amount set forth as the “Annual Fee” in the Fee Letter.

“Applicable Law” means (i) any law, statute, regulation, code, ordinance, license, decision, order, writ, injunction, decision, directive, judgment, policy, decree and any judicial or administrative interpretations thereof, (ii) any agreement, concession or arrangement with any Governmental Authority and (iii) any license, permit or compliance requirement, including Environmental Law, in each case as may be applicable to either Party or the subject matter of this Agreement.

“Available Storage and Transportation Facilities” has the meaning specified in Section 17.2(i).

“Bank Holiday” means any day (other than a Saturday or Sunday) on which banks are authorized or required to close in the State of New York.

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“Bankrupt” means a Person that (i) is dissolved, other than pursuant to a consolidation, amalgamation or merger, (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due, (iii) makes a general assignment, arrangement or composition with or for the benefit of its creditors, (iv) institutes a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, (v) has a resolution passed for its winding-up, official management or liquidation, other than pursuant to a consolidation, amalgamation or merger, (vi) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for all or substantially all of its assets, (vii) has a secured party take possession of all or substantially all of its assets, or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets, (viii) files an answer or other pleading admitting or failing to contest the allegations of a petition filed against it in any proceeding of the foregoing nature, (ix) causes or is subject to any event with respect to it which, under Applicable Law, has an analogous effect to any of the foregoing events, (x) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy under any bankruptcy or insolvency law or other similar law affecting creditors’ rights and such proceeding is not dismissed within fifteen (15) days or (xi) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing events.

“Bankruptcy Code” means chapter 11 of Title 11, U.S. Code.

“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

“Base Agreement” means any agreement between the Company or LOTT and a third party pursuant to which the Company or LOTT has acquired rights to use any of the Included Third Party Storage Tanks, the Included Crude Pipelines or the Included Product Pipelines.

“Baseline Volume” means for Crude Oil or each Product Group the respective minimum volume specified therefor under the “Baseline Volume” column on Schedule D.

“BS&W” means basic sediment and water.

“Business Day” means any day that is not a Saturday, Sunday, or Bank Holiday.

“Change of Control” means the failure of Guarantor to (a) hold and own, directly or indirectly, Equity Interests representing at least 51%, on a fully diluted basis, of the aggregate ordinary voting power of the Company and LOTT or (b) control the Company and LOTT. For this purpose, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling”, “Controlled” and “under common Control with” have meanings correlative thereto

“Commencement Date” has the meaning specified in Section 2.3.

“Commencement Date Crude Oil Volumes” means the total quantity of Crude Oil in the Crude Storage Tanks, Included Third Party Crude Storage Tanks and the Included Crude

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Pipelines purchased by Aron on the Commencement Date, pursuant to the Inventory Sales Agreements.

“Commencement Date Products Volumes” means the total quantities of the Products in the Product Storage Facilities purchased by Aron on the Commencement Date, pursuant to the Inventory Sales Agreements.

“Commencement Date Purchase Value” means, with respect to the Commencement Date Volumes, initially the Estimated Commencement Date Value until the Definitive Commencement Date Value has been determined and thereafter the Definitive Commencement Date Value.

“Commencement Date Volumes” means, collectively, the Commencement Date Crude Oil Volumes and the Commencement Date Products Volumes.

“Company Party” has the meaning specified in Section 17.2(a).

“Company Purchase Agreement” has the meaning specified in the Marketing and Sales Agreement.

“Contract Cutoff Date” means, with respect to any Procurement Contract, the date and time by which Aron is required to provide its nominations to the Third Party Supplier thereunder for the next monthly delivery period for which nominations are then due.

“Contract Nominations” has the meaning specified in Section 5.4(b).

“CPT” means the prevailing time in the Central time zone.

“Crude Delivery Point” means the outlet flange of the last Onsite Crude Storage Tank upstream of a processing unit at the Refinery.

“Crude Intake Point” means the inlet flange of the Crude Storage Tanks and the Included Crude Pipelines owned or used (as such rights may be assigned to Aron by the Company) by the Company or LOTT.

“Crude Oil” means all crude oil that (i) Aron purchases and sells to the Company (including all crude oil injected at a Crude Intake Point) or (ii) for which Aron assumes the payment obligation pursuant to any Procurement Contract.

“Crude Oil Linefill” means, at any time, the aggregate volume of Crude Oil linefill on the Included Crude Pipelines for which Aron is treated as the exclusive owner by the Included Crude Pipelines; provided that such volume shall be determined by using the volumes reported on the most recently available statements from the Included Crude Pipelines.

“Crude Purchase Fee” has the meaning specified in Section 6.4(a).

“Crude Storage Facilities” means, collectively, the Crude Storage Tanks and the Included Crude Pipelines.

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“Crude Storage Tanks” means any of the Onsite Crude Storage Tanks or Offsite Crude Storage Tanks.

“Cumulative Estimated Daily Net Settlement Amount” means, as of any day, the sum of the Daily Settlement Amounts for such date and all prior dates during the then current month and any prior month for which the Monthly True-up Payment has not been satisfied.

“Cumulative Interim Paid Amount” means, as of any day, the sum of (i) the most recent Interim Reset Amount and (ii) the sum of the Interim Payments actually received by Aron for all days from (and including) the most recent prior Monthly True-Up Date (or, if no Monthly True-Up Date has yet occurred, the Initial Delivery Date) to (but excluding) such day.

“Daily Prices” means, with respect to a particular grade of Crude Oil or type of Product, the pricing index, formula or benchmark indicated on Schedule B as the relevant daily price.

“Daily Product Sales” means, for any day and Product Group, Aron’s estimate of the aggregate sales volume of such Product sold during such day, pursuant to (a) Included Transactions and Excluded Transactions (each as defined in the Marketing and Sales Agreement) or (b) any Company Purchase Agreements.

“Default” means any event that, with notice or the passage of time, would constitute an Event of Default.

“Default Interest Rate” means the lesser of (i) the per annum rate of interest calculated on a daily basis using the prime rate published in the Wall Street Journal for the applicable day (with the rate for any day for which such rate is not published being the rate most recently published) plus two hundred (200) basis points and (ii) the maximum rate of interest permitted by Applicable Law.

“Defaulting Party” has the meaning specified in Section 18.2.

“Deferred Portion” has the meaning specified in the Lion Oil Inventory Sales Agreement.

“Deferred Interim Payment Amount” means, as of any time, $[*CONFIDENTIAL*].

“Definitive Commencement Date Value” means the sum of the Lion Oil Definitive Commencement Date Value and the LOTT Definitive Commencement Date Value.

“Delivery Date” means any applicable 24-hour period.

“Delivery Month” means the month in which Crude Oil is to be delivered to the Refinery.

“Delivery Point” means a Crude Delivery Point or a Products Delivery Point, as applicable.

“Designated Affiliate” means, in the case of Aron, Goldman, Sachs & Co.

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“Designated Company-Sourced Barrels” means, for any month, the aggregate number of Barrels of Crude Oil delivered by the Company to Aron with transfer of title occurring at the relevant Offsite Crude Storage Tanks, Included Third Party Storage Tanks or other upstream point, regardless of whether such delivery is via a pipeline that is not an Included Crude Pipeline or is pursuant to a Procurement Contract with delivery via an Included Crude Pipeline, reduced by the Monthly Crude Procurement Sales Volume for such month (as defined in Schedule C).

“Disposed Quantity” has the meaning specified in Section 9.4.

“Disposition Amount” has the meaning specified in Section 9.4.

“Early Termination Date” has the meaning specified in Section 3.2.

“Effective Date” has the meaning specified in the introductory paragraph of this Agreement.

“Environmental Law” means any existing or past Applicable Law, policy, judicial or administrative interpretation thereof or any legally binding requirement that governs or purports to govern the protection of persons, natural resources or the environment (including the protection of ambient air, surface water, groundwater, land surface or subsurface strata, endangered species or wetlands), occupational health and safety and the manufacture, processing, distribution, use, generation, handling, treatment, storage, disposal, transportation, release or management of solid waste, industrial waste or hazardous substances or materials.

“Equity Interests” means, with respect to any person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such person, including, if such person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, but excluding debt securities convertible or exchangeable into such equity.

“Estimated Commencement Date Value” means the sum of the Lion Oil Estimated Commencement Date Value and the LOTT Estimated Commencement Date Value.

“Estimated Daily Net Crude Sales” has the meaning specified in Section 10.1(d).

“Estimated Daily Net Product Sales” has the meaning specified in Section 10.1(d).

“Estimated Gathering Crude Value” has the meaning specified in Section 10.1(d).

“Estimated Gathering Tank Injections” mean, for any day, the aggregate daily crude flow through meters R1, R2, and R3, plus the total change in daily inventory in the tanks listed on Schedule E (other than Tank 66) minus the sum of aggregate daily crude flow through meters M-4, M-7, FINNEY #1, FINNEY #2 and FINNEY #3, (and any additional meters as mutually agreed upon by the Company and Aron), minus Total Rail Receipts.

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“Estimated Termination Amount” has the meaning specified in Section 19.2(b).

“Estimated Yield” has the meaning specified in Section 8.3(a).

“Event of Default” means an occurrence of the events or circumstances described in Section 18.1.

“Excess Cumulative Amount” means, for any period starting on a Monthly True-Up Date (or, if no Monthly True-up Date has occurred, on the Initial Delivery Date) to (but excluding) the next Monthly True-Up Date, the excess, if any of Cumulative Interim Paid Amount as of the day prior to the start of such period minus the Gross Monthly Payment Amount for the month to which such first Monthly True-Up Date relates or, if there is no such excess, then zero.

“Excess LC Amount” means the amount described on Schedule CC.

“Excess LC Fee” means, for any month, the product of (i) Excess LC Amount for such month, (ii) the Excess LC Rate and (iii) a fraction with a numerator equal to the number of days in such month and a denominator equal to 365.

“Excess LC Rate” means, for any month, the rate described on Schedule CC.

“Excluded Materials” means any refined petroleum products other than those that are Products.

“Excluded Transactions” has the meaning specified in the Marketing and Sales Agreement.

“Existing Financing Agreements” mean the Financing Agreements listed on Schedule DD.

“Expiration Date” has the meaning specified in Section 3.1.

“Fed Funds Rate” means, for any Notification Date, the rate set forth in H.15(519) or in H.15 Daily Update for the most recently preceding Business Day under the caption “Federal funds (effective)”; provided that if no such rate is so published for any of the immediately three preceding Business Days, then such rate shall be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged by each of three leading brokers of U.S. dollar Federal funds transactions prior to 9:00 a.m., CPT, on that day, which brokers shall be selected by Aron in a commercially reasonable manner. For purposes hereof, “H.15(519)” means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System, available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/, or any successor site or publication and “H.15 Daily Update” means the daily update of H.15(519), available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update/, or any successor site or publication.

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“Fee Letter” means the certain fee letter, dated the date hereof, executed by the Guarantor, the Company, LOTT and Aron which amends, restates and supersedes the fee letter, dated April 27, 2011, executed by the Guarantor and Aron prior to, and agreed to by the Company and LOTT as of, the Commencement Date, and sets forth the amounts for and other terms relating to certain fees payable hereunder, as such fee letter may from time to time be amended, modified and/or restated.

“Financing Agreement” means any credit agreement, indenture or other financing agreement under which the Guarantor or any of its subsidiaries (including the Company and LOTT) may incur or become liable for indebtedness for borrowed money (including capitalized lease obligations and reimbursement obligations with respect to letters of credit) but only if the covenants thereunder limit or otherwise apply to any of the business, assets or operations of the Company or LOTT.

“Force Majeure” means any cause or event reasonably beyond the control of a Party, including fires, earthquakes, lightning, floods, explosions, storms, adverse weather, landslides and other acts of natural calamity or acts of God; navigational accidents or maritime peril; vessel damage or loss; strikes, grievances, actions by or among workers or lock-outs (whether or not such labor difficulty could be settled by acceding to any demands of any such labor group of individuals and whether or not involving employees of the Company or Aron); accidents at, closing of, or restrictions upon the use of mooring facilities, docks, ports, pipelines, harbors, railroads or other navigational or transportation mechanisms; disruption or breakdown of, explosions or accidents to wells, storage plants, refineries, terminals, machinery or other facilities; acts of war, hostilities (whether declared or undeclared), civil commotion, embargoes, blockades, terrorism, sabotage or acts of the public enemy; any act or omission of any Governmental Authority; good faith compliance with any order, request or directive of any Governmental Authority; curtailment, interference, failure or cessation of supplies reasonably beyond the control of a Party; or any other cause reasonably beyond the control of a Party, whether similar or dissimilar to those above and whether foreseeable or unforeseeable, which, by the exercise of due diligence, such Party could not have been able to avoid or overcome. Solely for purposes of this definition, the failure of any Third Party Supplier to deliver Crude Oil pursuant to any Procurement Contract, whether as a result of Force Majeure as defined above, “force majeure” as defined in such Procurement Contract, breach of contract by such Third Party Supplier or any other reason, shall constitute an event of Force Majeure for Aron under this Agreement with respect to the quantity of Crude Oil subject to that Procurement Contract.

“GAAP” means generally accepted accounting principles in the United States.

“Gathering Tanks” means any of the gathering tanks identified and described on Schedule E.

“Governmental Authority” means any federal, state, regional, local, or municipal governmental body, agency, instrumentality, authority or entity established or controlled by a government or subdivision thereof, including any legislative, administrative or judicial body, or any person purporting to act therefor.

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“Gross Monthly Payment Amount” means, for any month, an amount equal to the Monthly True-up Amount for that month minus the amount under clause (a)(i) of Section 10.2 included in such Monthly True-up Amount.

“Guarantee” means the Guaranty, dated as of the Commencement Date, from the Guarantor provided to Aron in connection with this Agreement and the transactions contemplated hereby, in a form and in substance satisfactory to Aron.

“Guarantor” means Delek US Holdings, Inc.

“Included Crude Pipelines” means, the pipelines or sections thereof as further described on Schedule V, as such schedule may, from time to time, be amended by the Parties.

“Included Locations” means, collectively, the Crude Storage Tanks, Included Crude Pipelines, Product Storage Tanks, Included Product Pipelines and Included Third Party Storage Tanks.

“Included Product Pipelines” means the pipelines or sections thereof as further described on Schedule W, as such schedule may, from time to time, be amended by the Parties.

“Included Third Party Crude Storage Tanks” means any of the storage tanks identified and described on Schedule E.

“Included Third Party Product Storage Tanks” means any of the tanks, salt wells or pipelines identified and described on Schedule E.

“Included Third Party Storage Tanks” means the Included Third Party Crude Storage Tanks and Included Third Party Product Storage Tanks.

“Included Transactions” has the meaning specified in the Marketing and Sales Agreement.

“Independent Inspection Company” has the meaning specified in Section 11.3.

“Initial Delivery Date” means the Delivery Date occurring on May 1, 2011.

“Initial Estimated Yield” has the meaning specified in Section 8.3(a).

“Interim Payment” has the meaning specified in Section 10.1.

“Interim Reset Amount” means (i) zero, for the period from the Initial Delivery Date to and including the initial Monthly True-Up Date and (ii) the applicable Excess Cumulative Amount for the period from the first day following a Monthly True-Up Date to (but excluding) the next Monthly True-Up Date.

“Inventory Sales Agreements” means the Lion Oil Inventory Sales Agreement and the LOTT Inventory Sales Agreement

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“LC Available Amount” means, as of any time, the then current aggregate available amount under all Qualified LCs then held by Aron pursuant to Section 12.4(b) below; provided that if and for so long as a Letter of Credit ceases to be a Qualified LC, the available amount thereof shall not be included in the LC Available Amount.

“LC Default” means, with respect to a Letter of Credit, the occurrence of any of the following events at any time: (a) the issuer of such Letter of Credit ceases to be an Acceptable Financial Institution; (b) the issuer of the Letter of Credit shall fail to comply with or perform its obligations under such Letter of Credit; (c) the issuer of such Letter of Credit shall disaffirm, disclaim, repudiate or reject, in whole or in part, or challenge the validity of, such Letter of Credit; (d) such Letter of Credit is to expire within twenty (20) Business Days or (e) the issuer of such Letter of Credit becomes Bankrupt.

“LC Threshold Amount” means, as of any time, the then current LC Available Amount.

“Letter of Credit” means an irrevocable, transferable standby letter of credit issued by an Acceptable Financial Institution in favor of Aron and provided by the Company to Aron pursuant to and otherwise satisfying the requirements of Section 12.4(b) below, in a form and in substance satisfactory to Aron.

“Level One Fee” means the amount set forth as the “Level One Fee” in the Fee Letter.

“Level Two Fee” means the amount set forth as the “Level Two Fee” in the Fee Letter.

“Liabilities” means any losses, liabilities, charges, damages, deficiencies, assessments, interests, fines, penalties, costs and expenses (collectively, “Costs”) of any kind (including reasonable attorneys’ fees and other fees, court costs and other disbursements), including any Costs directly or indirectly arising out of or related to any suit, proceeding, judgment, settlement or judicial or administrative order and any Costs arising from compliance or non-compliance with Environmental Law.

“Lion Oil Definitive Commencement Date Value” has the meaning specified in the Lion Oil Inventory Sales Agreement.

“Lion Oil Estimated Commencement Date Value” has the meaning specified in the Lion Oil Inventory Sales Agreement.

“Lion Oil Inventory Sales Agreement” means the inventory sales agreement, dated as of the Commencement Date, between the Company and Aron, pursuant to which the Company is selling and transferring to Aron a specified portion of the Commencement Date Volumes for a specified percentage of the Commencement Date Purchase Value, free and clear of all liens, claims and encumbrances of any kind other than Permitted Liens.

“Lion-Owned Rail Receipts” mean, for any day, the difference between Total Rail Receipts and the aggregate number of barrels not identified as “LION/LOTT” deliveries on the inventory reports from time to time provided by the Company generally in the form set forth on Schedule H.

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“Liquidated Amount” has the meaning specified in Section 18.2(f).

“Long Product FIFO Price” means the price so listed on Schedule B.

“LOTT Definitive Commencement Date Value” has the meaning specified in the LOTT Inventory Sales Agreement.

“LOTT Estimated Commencement Date Value” has the meaning specified in the LOTT Inventory Sales Agreement.

“LOTT Inventory Sales Agreement” means the inventory sales agreement, dated as of the Commencement Date, between LOTT and Aron, pursuant to which LOTT is selling and transferring to Aron a specified portion of the Commencement Date Volumes for a specified percentage of the Commencement Date Purchase Value, free and clear of all liens, claims and encumbrances of any kind other than Permitted Liens.

“Marketing and Sales Agreement” means the products marketing and sales agreement, dated as of the Commencement Date, between the Company and Aron, pursuant to which the Product purchased by Aron hereunder shall from time to time be marketed and sold by the Company for Aron’s account, as amended, supplemented, restated or otherwise modified from time to time.

“Material Adverse Change” means a material adverse effect on and/or material adverse change with respect to (i) the business, operations, properties, assets or financial condition of the Guarantor, the Company and its Subsidiaries taken as a whole; (ii) the ability of the Company to fully and timely perform its obligations; (iii) the legality, validity, binding effect or enforceability against the Company of any of the Transaction Documents; or (iv) the rights and remedies available to, or conferred upon, Aron hereunder; provided that none of the following changes or effects shall constitute a “Material Adverse Effect”: (1) changes, or effects arising from or relating to changes, of Laws, that are not specific to the business or markets in which the Company operates; (2) changes arising from or relating to, or effects of, the transactions contemplated by this Agreement or the taking of any action in accordance with this Agreement; (3) changes, or effects arising from or relating to changes, in economic, political or regulatory conditions generally affecting the U.S. economy as a whole, except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants; (4) changes, or effects arising from or relating to changes, in financial, banking, or securities markets generally affecting the U.S. economy as a whole, (including (a) any disruption of any of the foregoing markets, (b) any change in currency exchange rates, (c) any decline in the price of any security or any market index and (d) any increased cost of capital or pricing related to any financing), except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants; and (5) changes arising from or relating to, or effects of, any seasonal fluctuations in the business, except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants.

“Measured Crude Quantity” means, for any Delivery Date, the total quantity of Crude Oil that, during such Delivery Date, was withdrawn and lifted by and delivered to the Company at

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the Crude Delivery Point, as evidenced by meter readings and/or meter tickets for that Delivery Date and tank gaugings conducted at the beginning and end of such Delivery Date.

“Measured Product Quantity” means, for any Delivery Date, the total quantity of a particular Product that, during such Delivery Date, was delivered by the Company to Aron at the Products Delivery Point, as evidenced by meter readings and/or meter tickets for that Delivery Date and tank gaugings conducted at the beginning and end of such Delivery Date.

“Monthly Cover Costs” has the meaning specified in Section 7.6.

“Monthly Crude Forecast” has the meaning specified in Section 5.2(a).

“Monthly Crude Oil True-Up Amount” has the meaning as provided for on Schedule C.

“Monthly Crude Payment” has the meaning specified in Section 6.3.

“Monthly Crude Price” means, with respect to the Net Crude Sales Volume for any month, the volume weighted average price per barrel specified in the related Procurement Contracts under which Aron acquired or sold such barrels in such Month.

“Monthly Crude Receipts” has the meaning specified in Schedule C.

“Monthly Excluded Transaction Fee” has the meaning specified in Section 7.8.

“Monthly Product Price” means, for each Pricing Group, the price payable by Aron to the Company equal to the applicable Pricing Benchmark for such Pricing Group for the applicable month.

“Monthly Product Sale Adjustment” has the meaning specified in Section 7.5.

“Monthly Product Sales” means, for any month and Product Group, the aggregate sales volume of such Product sold during such month, pursuant to (a) Included Transactions and Excluded Transactions (each as defined in the Marketing and Sales Agreement) or (b) any Company Purchase Agreements.

“Monthly True-up Amount” has the meaning specified in Section 10.2(a).

“Monthly True-Up Date” means, for any month, the Business Day on which the Monthly True up Amount for the immediately preceding month is due.

“Monthly Working Capital Adjustment” is an amount to be determined pursuant to Schedule L.

“Moody’s” means Moody’s Investors Service, Inc., including any official successor to Moody’s.

“MTD Performance Report” has the meaning specified in Section 7.3(a).

“Net Crude Sales Volume” has the meaning specified in Section 9.3(a).

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“Nomination Month” means the month that occurs two (2) months prior to the Delivery Month.

“Non-Affected Party” has the meaning specified in Section 16.1.

“Non-Defaulting Party” has the meaning specified in Section 18.2(a).

“NSV” means, with respect to any measurement of volume, the total liquid volume, excluding basic sediment and water and free water, corrected for the observed temperature to 60° F.

“Obligations” has the meaning specified in Section 17.2.

“Offsite Crude Storage Tanks” means the tanks owned or used (as such rights may be assigned to Aron by the Company) by the Company or LOTT located outside the Refinery that store Crude Oil, as further described on Schedule E.

“Offsite Product Storage Tanks” means any of the tanks, salt wells or pipelines owned or used (as such rights may be assigned to Aron by the Company) by the Company or LOTT located outside the Refinery, that store or transport Products, as further described on Schedule E.

“Onsite Crude Storage Tanks” means any of the tanks at or adjacent to the Refinery that store Crude Oil, listed on Schedule E.

“Onsite Product Storage Tanks” means the tanks, salt wells or pipelines located at the Refinery that store or transport Products, listed on Schedule E.

“Operational Volume Range” means the range of operational volumes for any given set of associated Crude Storage Tanks for each type of Crude Oil and for any given set of associated Product Storage Facilities for each group of Products, between the minimum volume and the maximum volume, as set forth on Schedule D.

“Other Barrels” means, with respect to any Delivery Month, any Crude Oil purchased by the Company or LOTT that is not being sold to Aron under a Procurement Contract, but is expected to be delivered and transferred to Aron at a Crude Intake Point during such Delivery Month.

“Party” or “Parties” has the meaning specified in the preamble to this Agreement.

“Per Barrel Adjustment” means the amounts described in Section 7.8 and set forth on Schedule K.

“Permitted Lien(s)” means (a) (i) liens on real estate for real estate taxes, assessments, sewer and water charges and/or other governmental charges and levies not yet delinquent and (ii) liens for taxes, assessments, judgments, governmental charges or levies, or claims not yet delinquent or the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside; (b) liens of mechanics, laborers, suppliers, workers and materialmen incurred in the ordinary course of business for

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sums not yet due or being diligently contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefore; (c) liens incurred in the ordinary course of business in connection with worker’s compensation and unemployment insurance or other types of social security benefits; and (d) liens securing rental, storage, throughput, handling or other fees or charges owing from time to time to eligible carriers, solely to the extent of such fees or charges.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or any other private entity or organization, Governmental Authority, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Pipeline Cutoff Date” means, with respect to any Included Crude Pipeline or Included Product Pipeline, the date and time by which a shipper on such Included Crude Pipeline or Included Product Pipeline, as applicable, is required to provide its nominations to the entity that schedules and tracks Crude Oil and Products in such Included Crude Pipeline or Included Product Pipeline, as applicable for the next shipment period for which nominations are then due.

“Pipeline System” means the Included Crude Pipelines and Included Product Pipelines.

“Pricing Benchmark” means, with respect to a particular grade of Crude Oil or type of Product, the pricing index, formula or benchmark indicated on Schedule B.

“Pricing Group” means any of the refined petroleum product groups listed as a pricing group on Schedule P.

“Procurement Contract” means any procurement contract entered into by Aron for the purchase or sale of Crude Oil to be processed at the Refinery or sold, which may be either a contract with any seller or purchaser of Crude Oil (other than the Company or an Affiliate of the Company) or a contract with the Company (or such other contract as the Parties may deem to be a Procurement Contract for purposes hereof); provided that a Procurement Contract involving an exchange of one grade or location of Crude Oil for another grade and/or location of Crude Oil shall consist of two related contracts, one of which shall provide for the purchase of Crude Oil by Aron from a seller (which may be a third party, the Company or an Affiliate of the Company) and the other of which shall provide for the exchange by Aron with a party (which may or may not be the seller under the first contract) for Crude Oil of a different grade and/or at a different location, and which may or may not be of an equal quantity of Crude Oil (collectively, an “Exchange Procurement Contract”).

“Procurement Contract Assignment” means an instrument, in form and substance reasonably satisfactory to Aron, by which LOTT assigns to Aron all rights and obligations under a contract between a third party seller and LOTT and Aron assumes such rights and obligations thereunder, subject to terms satisfactory to Aron providing for the automatic reassignment thereof to LOTT in connection with the termination of this Agreement, with the result that such contract becomes a Procurement Contract hereunder.

“Product” means any of the refined petroleum products listed on Schedule A, as from time to time amended by mutual agreement of the Parties.

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“Product Cost” has the meaning specified in Section 8.7.

“Product Group” means a group of Products as specified on Schedule P.

“Product Linefill” means, at any time and for any grade of Product, the aggregate volume of linefill of that Product on the Included Product Pipelines for which Aron is treated as the exclusive owner by the Included Product Pipelines; provided that such volume shall be determined by using the volumes reported on the monthly or daily statements, as applicable, from the Included Product Pipelines.

“Product Purchase Agreements” has the meaning specified in the Marketing and Sales Agreement.

“Product Storage Facilities” means, collectively, the Product Storage Tanks, the Included Product Pipelines and the Included Third Party Product Storage Tanks.

“Product Storage Tanks” means any of the Onsite Product Storage Tanks or Offsite Product Storage Tanks.

“Products Delivery Point” means the inlet flange of the Onsite Product Storage Tanks.

“Products Offtake Point” means the delivery point at which Aron transfers title to Products in accordance with sales transactions executed pursuant to the Marketing and Sales Agreement.

“Projected Monthly Run Volume” has the meaning specified in Section 7.2(a).

“Projected Net Crude Consumption” means, for any Delivery Month, the Projected Monthly Run Volume for such Delivery Month minus the number of Other Barrels that the Company indicated it expected to deliver into the Crude Storage Tanks during such Delivery Month.

“Qualified LC” means a Letter of Credit as to which no LC Default has occurred and is continuing.

“Reduced Fee Barrels” has the meaning specified in Section 6.4(b).

“Refinery” means the petroleum refinery located in El Dorado, Arkansas owned and operated by the Company.

“Refinery Facilities” means all the facilities owned and operated by the Company located at the Refinery, and any associated or adjacent facility that is used by the Company to carry out the terms of this Agreement, excluding, however, the Crude Oil receiving and Products delivery facilities, pipelines, tanks and associated facilities owned and operated by the Company which constitute the Storage Facilities.

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“Remaining Annual Fee” means an amount equal to the aggregate Annual Fee that would have become due for the period commencing on the date on which this Agreement is terminated under Section 18.2 below and ending on the Expiration Date.

“Required MLP Arrangements” means the Required Storage and Transportation Arrangements entered into with Delek MLP, including, but not limited to, the following agreements: (i) that certain Pipelines and Storage Facilities Agreement, dated as of November 7, 2012, among Delek MLP, SALA Gathering Systems, LLC (“Sala”), El Dorado Pipeline Company, LLC (“El Dorado”) and Magnolia Pipeline Company, LLC (“Magnolia”) (collectively, the “MLP Parties”), the Company and Aron; (ii) that certain Terminalling Services Agreement, dated as of November 7, 2012, among Delek MLP, Delek Logistics Operating, LLC (“Delek Operating”), the Company and Aron; (iii) that certain Products Transportation Agreement, dated as of October 24, 2013, among the Company, El Dorado and Aron; and (iv) that certain Terminalling Services Agreement, dated as of October 24, 2013, between the Company, Delek MLP and Aron.

“Required Storage and Transportation Arrangements” mean such designations and other binding contractual arrangements, in form and substance satisfactory to Aron, pursuant to which the Company or LOTT, as applicable, shall have provided Aron with full and unimpaired right to the Company’s or LOTT’s (or their Affiliates’), as applicable, rights to use the Included Crude Pipelines, Included Product Pipelines, Crude Storage Tanks, Product Storage Tanks and Included Third Party Storage Tanks.

“Revised Estimated Yield” has the meaning specified in Section 8.3(a).

“S&P” means Standard & Poor’s Rating Services Group, a division of The McGraw-Hill Companies, Inc., including any official successor to S&P.

“Second Level Two Fee” means the amount set forth as the “Second Level Two Fee” in the Fee Letter.

“Settlement Amount” has the meaning specified in Section 18.2(b).

“Specified Indebtedness” means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) of the Company in respect of borrowed money.

“Specified Transaction” means (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between Aron and the Company (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, commodity spot transaction, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, weather swap, weather derivative, weather option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these

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transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) that is currently, or in the future becomes, recurrently entered into the financial markets (including terms and conditions incorporated by reference in such agreement) and that is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, or economic indices or measures of economic risk or value, (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this agreement or the relevant confirmation.

“Step-Out Inventory Sales Agreement” means the purchase and sale agreement, substantially in the form of Schedule R hereto, to be dated as of the Termination Date, pursuant to which the Company shall buy Crude Oil and Products from Aron subject to the provisions of this Agreement and any other terms agreed to by the parties thereto.

“Stock Purchase Agreement” means the stock purchase agreement, among Ergon, Inc., the Company and the Guarantor, dated as of March 17, 2011, as from time to time amended, pursuant to which the Guarantor acquired 4,450,000 shares of the Company’s common stock from Ergon, Inc.

“Storage Facilities” mean the storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company, LOTT or any other subsidiary of the Company including the Crude Storage Tanks, the Product Storage Tanks, any pipelines owned or operated by the Company or its subsidiaries, and the land, piping, marine facilities, truck facilities and other facilities related thereto, together with existing or future modifications or additions, which are excluded from the definition of Refinery or Refinery Facilities. In addition, the term “Storage Facilities” includes any location where a storage facility is used by the Company or LOTT to store or throughput Crude Oil or Products except those storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company or LOTT which are used exclusively to store Excluded Materials.

“Storage Facilities Agreement” means the storage facilities agreement, dated as of the Commencement Date, among the Company, LOTT, El Dorado, Magnolia and Aron, pursuant to which the Company, LOTT, El Dorado and Magnolia shall grant to Aron an exclusive right to use the Storage Facilities in connection with this Agreement, as amended, supplemented, restated or otherwise modified from time to time.

“Supplier’s Inspector” means any Person selected by Aron in a commercially reasonable manner at Aron’s own cost and expense that is acting as an agent for Aron or that (1) is a licensed Person who performs sampling, quality analysis and quantity determination of the Crude Oil and Products purchased and sold hereunder, (2) is not an Affiliate of any Party and (3) in the reasonable judgment of Aron, is qualified and reputed to perform its services in accordance with applicable law and industry practice, to perform any and all inspections required by Aron.

“Tank Maintenance” has the meaning specified in Section 9.5.

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“Target Month End Crude Volume” has the meaning specified in Section 7.2(b).

“Target Month End Product Volume” has the meaning specified in Section 7.2(b).

“Tax” or “Taxes” has the meaning specified in Section 14.1.

“Term” has the meaning specified in Section 3.1.

“Termination Amount” means, without duplication, the total net amount owed by one Party to the other Party upon termination of this Agreement under Section 19.2(a).

“Termination Date” has the meaning specified in Section 19.1.

“Termination Date Purchase Value” means, with respect to the Termination Date Volumes, initially the Estimated Termination Date Value until the Definitive Termination Date Value has been determined and thereafter the Definitive Termination Date Value (as such terms are defined in the form of the Step-Out Inventory Sales Agreement attached hereto as Schedule R).

“Termination Date Volumes” has the meaning specified in Section 19.1(d).

“Termination Holdback Amount” has the meaning specified in Section 19.2(b).

“Third Party Supplier” means any seller of Crude Oil under a Procurement Contract including any counterparty to any exchange agreement that is a component of a Procurement Contract (other than LOTT, the Company or any other Affiliate of the Company).

“Total Rail Receipts” mean, for any day, the aggregate quantity of Crude Oil offloaded during such day at any railcar unloading facility adjacent to the Refinery, as measured by the crude flow through any rail crude meter identified on the inventory report from time to time provided by the Company generally in the form set forth on Schedule H.

“Transaction Document” means any of this Agreement, the Marketing and Sales Agreement, the Inventory Sales Agreements, the Storage Facilities Agreement, the Step-Out Inventory Sales Agreements, the Required Storage and Transportation Arrangements and any other agreement or instrument contemplated hereby or executed in connection herewith, in each case as amended, supplemented, restated or otherwise modified from time to time.

“Volume Cap for Reduced Crude Fee” means, for any month, fifteen thousand (15,000) Barrels per day multiplied by the number of calendar days in such month.

“Volume Cap for Waived Crude Fee” means, for any month, fifteen thousand (15,000) Barrels per day multiplied by the number of calendar days in such month.

“Volume Determination Procedures” mean the Company’s ordinary month-end procedures for determining the NSV of Crude Oil in the Crude Storage Tanks or Products in the Product Storage Tanks, which for each quarter-end shall be based on manual gauge readings of each Crude Storage Tank or Product Storage Tank as at the end of such quarter.

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“Waived Fee Barrels” has the meaning specified in Section 6.4(d).

1.2 Construction of Agreement.

(a) Unless otherwise specified, reference to, and the definition of any document (including this Agreement) shall be deemed a reference to such document as may be, amended, supplemented, revised or modified from time to time.

(b) Unless otherwise specified, all references to an “Article,” “Section,” or Schedule” are to an Article or Section hereof or a Schedule attached hereto.

(c) All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Agreement.

(d) Unless expressly provided otherwise, the word “including” as used herein does not limit the preceding words or terms and shall be read to be followed by the words “without limitation” or words having similar import.

(e) Unless expressly provided otherwise, all references to days, weeks, months and quarters mean calendar days, weeks, months and quarters, respectively.

(f) Unless expressly provided otherwise, references herein to “consent” mean the prior written consent of the Party at issue, which shall not be unreasonably withheld, delayed or conditioned.

(g) A reference to any Party to this Agreement or another agreement or document includes the Party’s permitted successors and assigns.

(h) Unless the contrary clearly appears from the context, for purposes of this Agreement, the singular number includes the plural number and vice versa; and each gender includes the other gender.

(i) Except where specifically stated otherwise, any reference to any Applicable Law or agreement shall be a reference to the same as amended, supplemented or re-enacted from time to time.

(j) Unless otherwise expressly stated herein, any reference to “volume” shall be deemed to refer to actual NSV, unless such volume has not been yet been determined, in which case, volume shall be an estimated net volume determined in accordance with the terms hereof.

(k) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

1.3 The Parties acknowledge that they and their counsel have reviewed and revised this Agreement and that no presumption of contract interpretation or construction shall apply to the advantage or disadvantage of the drafter of this Agreement.

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ARTICLE 2

CONDITIONS TO COMMENCEMENT

2.1 Conditions to Obligations of Aron. The obligations of Aron contemplated by this Agreement shall be subject to satisfaction by the Company of the following conditions precedent on and as of the Commencement Date:

(a) The Inventory Sales Agreements shall have been duly executed and delivered by the Company and LOTT, as applicable, and, pursuant thereto, the Company and LOTT shall have transferred to Aron on the Commencement Date, all their respective right, title and interest in and to the Commencement Date Volumes, free and clear of all liens, other than Permitted Liens;

(b) The Parties shall have agreed to the form and substance of the Step-Out Inventory Sales Agreement (which form is attached hereto as Schedule R);

(c) The Guarantee shall have been duly executed and delivered to Aron in a form and in substance satisfactory to Aron;

(d) The Stock Purchase Agreement shall have been duly executed and the “Closing” contemplated thereunder shall have occurred;

(e) The Guarantor shall have duly executed the Fee Letter;

(f) Aron shall have confirmed to its satisfaction that, as of the Commencement Date, each of the Existing Financing Agreements contains provisions that (i) recognize the respective rights and obligations of the Parties under this Agreement and the other Transaction Documents, (ii) confirm that this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby do not and will not conflict with or violate any terms and conditions of such Existing Financing Agreement and (iii) recognize that Aron is the owner of Crude Oil and Products to the extent contemplated hereby and by the other Transaction Documents, free and clear of any liens of any lender or other creditor that is party to such Existing Financing Agreement, other than Permitted Liens;

(g) Aron shall have received final approvals from relevant internal committees;

(h) To the extent deemed necessary or appropriate by Aron, acknowledgements and/or releases (including without limitation, amendments or termination of UCC financing statements), in form and substance satisfactory to Aron, shall have been duly executed by lenders or other creditors that are party to Existing Financing Agreements, confirming the release of any lien in favor of such lender or other creditor that might apply to or be deemed to apply to any Crude Oil and/or Products of which Aron is the owner as contemplated by this Agreement and the other Transaction Documents and agreeing to provide Aron with such further documentation as it may reasonably request in order to confirm the foregoing;

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(i) The Company shall have duly executed and delivered the Storage Facilities Agreement, as set forth on Schedule AA hereto, and provided Aron satisfactory documentation that it or its Affiliate has secured, for the benefit of Aron, full, unencumbered storage and usage rights of the Crude Storage Tanks and the Product Storage Tanks;

(j) The Required Storage and Transportation Arrangements shall have been duly executed by the Company (and its Affiliates, if appropriate) and all third parties thereto;

(k) The Company shall have duly executed and delivered the Marketing and Sales Agreement, as set forth on Schedule X hereto;

(l) The Company shall have delivered to Aron a certificate signed by the principal executive officer of the Company certifying as to incumbency, board approval and resolutions, other matters;

(m) The Company shall have delivered to Aron an opinion of counsel, in form and substance satisfactory to Aron, covering such matters as Aron shall reasonably request, including: good standing; existence and due qualification; power and authority; due authorization and execution; enforceability of the Transaction Documents and the Guarantee; no conflicts including with respect to the Existing Financing Agreements and the Stock Purchase Agreement;

(n) No action or proceeding shall have been instituted nor shall any action by a Governmental Authority be threatened, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority as of the Commencement Date to set aside, restrain, enjoin or prevent the transactions and performance of the obligations contemplated by this Agreement;

(o) There must not have been any event or series of events which has had or would reasonably be expected to have a Material Adverse Effect (as defined under the Stock Purchase Agreement);

(p) The Company shall have delivered to Aron insurance certificates evidencing the effectiveness of the insurance policies set forth on Schedule F or, in the alternative, provided Aron with reasonable evidence that it has otherwise complied with Article 15 below, together with a further undertaking to deliver such insurance certificates to Aron promptly after the Commencement Date;

(q) The Company shall have complied in all material respects with all covenants and agreements hereunder that it is required to comply with on or before the Commencement Date;

(r) All representations and warranties of the Company and its Affiliates contained in the Transaction Documents shall be true and correct in all material respects on and as of the Commencement Date; and

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(s) The Company shall have delivered to Aron such other certificates, documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein, including UCC-1 financing statements reflecting Aron as owner of all Crude Oil in the Crude Storage Tanks and all Products in the Product Storage Tanks on and as of the Commencement Date.

2.2 Conditions to Obligations of the Company. The obligations of the Company contemplated by this Agreement shall be subject to satisfaction by Aron of the following conditions precedent on and as of the Commencement Date:

(a) Aron shall have duly executed and delivered the Inventory Sales Agreements, as set forth on Schedules Y and Z, and Aron shall have paid the respective portions of the Commencement Date Purchase Value to the Company and LOTT that are due on the Commencement Date;

(b) Aron shall have duly executed and delivered the Storage Facilities Agreement, as set forth on Schedule AA;

(c) Aron shall have duly executed and delivered the Marketing and Sales Agreement, as set forth on Schedule X;

(d) The Parties shall have agreed to the pricing method to be used and the form and substance of the Step-Out Inventory Sales Agreement (which form is attached hereto as Schedule R);

(e) Aron shall have duly executed the Fee Letter;

(f) All representations and warranties of Aron contained in the Transaction Documents shall be true and correct in all material respects on and as of the Commencement Date;

(g) Aron shall have complied in all material respects with all covenants and agreements hereunder that it is required to comply with on or before the Commencement Date; and

(h) Aron shall have delivered to the Company such other certificates, documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein;

(i) The Stock Purchase Agreement shall have been duly executed and the “Closing” contemplated thereunder shall have occurred, and the transactions (other than the transactions contemplated hereby) necessary for the financing of the consummation by the Company and its Affiliates of the transactions contemplated by the Stock Purchase Agreement shall have been consummated; and

(j) Aron shall have delivered satisfactory evidence of its federal form 637 license and any applicable reseller sales tax exemption certificate(s).

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2.3 Status of Certain Conditions and Other Provisions. The Parties acknowledge that the Commencement Date occurred on April 29, 2011 (the “Commencement Date”) under the Original Agreement and that, on and as of such date, various conditions were satisfied and other provisions complied with as contemplated under the Original Agreement, including without limitation the conditions set forth in Sections 2.1 and 2.2 and the determinations, transfer and payments contemplated under Article 4. The retention of the foregoing provisions in this Agreement shall not be deemed to imply that any of such conditions or other provisions were not satisfied or complied with on and as of the Commencement Date, and any defined terms used in Sections 2.1 and 2.2 shall be defined solely for purposes of Sections 2.1 and 2.2 as such terms were defined as of the Commencement Date.

ARTICLE 3

TERM OF AGREEMENT

3.1 Term. The Original Agreement became effective on the Effective Date (as defined therein) with the Commencement Date (as acknowledged above) occurring on April 29, 2011 This Agreement constitutes a continuation of the term of the Original Agreement under the amended and restated terms hereof and, subject to Section 3.2, the term of this Agreement shall continue for a period ending at 11:59:59 p.m., CPT on April 30, 2017 (the “Term”; the last day of such Term being herein referred to as the “Expiration Date”).

3.2 Early Termination. The Parties may mutually agree in writing to terminate this Agreement prior to the Expiration Date (but are under no obligation to do so). If any early termination is agreed to by the Parties, the effective date of such termination shall be the “Early Termination Date” hereunder.

3.3 Applicability of Schedules B, C and D. For all purposes of this Agreement and any other Transaction Document, with respect to the period prior to the Adjustment Date, Schedule B shall mean Schedule B-1 hereto, Schedule C shall mean Schedule C-1 hereto (except that the Monthly True-up Amount with respect to December 2013 shall be determined based on Schedule C as in effect under the Original Agreement immediately prior to the date hereof, as more particularly set forth in Section 10.2(a)) and Schedule D shall mean Schedule D-1 hereto and with respect to the period from and after the Adjustment Date, Schedule B shall mean Schedule B-2 hereto, Schedule C shall mean Schedule C-2 hereto and Schedule D shall mean Schedule D-2 hereto.

3.4 Obligations upon Termination. In connection with the termination of the Agreement on the Expiration Date or the Early Termination Date, the Parties shall perform their obligations relating to termination pursuant to Article 19.

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ARTICLE 4

COMMENCEMENT DATE TRANSFER

4.1 Transfer and Payment on the Commencement Date. The Commencement Date Volumes shall be sold and transferred and payment of the Estimated Commencement Date Value made as provided in the Inventory Sales Agreements.

4.2 Post-Commencement Date Reconciliation and True-up. Determination and payment of the Definitive Commencement Date Value shall be made as provided in the Inventory Sales Agreements.

ARTICLE 5

PURCHASE AND SALE OF CRUDE OIL

5.1 Sale of Crude Oil. On and after the Initial Delivery Date through the end of the Term, and subject to (a) Aron’s ability to procure Crude Oil in accordance with the terms hereof, (b) its receipt of Crude Oil under Procurement Contracts and (c) the Company’s maintenance of the Base Agreements and Required Storage and Transportation Arrangements and compliance with the terms and conditions hereof, Aron will endeavor, in a commercially reasonable manner, to enter into Procurement Contracts that will accommodate, in the aggregate, monthly deliveries of Crude Oil up to [*CONFIDENTIAL*] Barrels per day and the Company agrees to purchase and receive from Aron all such Crude Oil as provided herein and subject to the terms and conditions hereof. Aron shall, in accordance with the terms and conditions hereof, be the exclusive owner of Crude Oil in the Crude Storage Tanks.

5.2 Monthly Forecasts and Projections.

(a) Before the Contract Cutoff Date in any Nomination Month, the Company shall provide Aron with a written forecast of the Refinery’s anticipated Crude Oil requirements for the related Delivery Month (each, a “Monthly Crude Forecast”).

(b) [Reserved.]

(c) The Company shall promptly notify Aron in writing upon learning of any material change in any Monthly Crude Forecast or if it is necessary to delay any previously scheduled pipeline nominations.

(d) The Parties acknowledge that the Company is solely responsible for providing the Monthly Crude Forecast and for making any adjustments thereto, and the Company agrees that all such forecasts and projections shall be prepared in good faith, with due regard to all available and reliable historical information and the Company’s then-current business prospects, and in accordance with such standards of care as are generally applicable in the U.S. oil refining industry. The Company acknowledges and agrees that (i) Aron shall be entitled to rely and act upon all such forecasts and projections and shall not be deemed in breach hereof to the extent any such breach or alleged breach is attributable to its having acted or relied thereon, and (ii) Aron shall not

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have any responsibility to make any investigation into the facts or matters stated in such forecasts or projections.

5.3 Procurement of Crude Oil.

(a) As of the Commencement Date, Procurement Contracts shall consist of (i) such Procurement Contracts as LOTT and Aron may have entered into and (ii) such Procurement Contracts with certain Third Party Suppliers as shall have been novated from LOTT to Aron, in each case providing for the purchase of Crude Oil to be processed at the Refinery for April or May 2011. In connection with such novated Procurement Contracts, the parties acknowledge that, concurrently with the effectiveness of such novations, Aron and LOTT entered into transactions identical to the novated Procurement Contracts (the “Back-to-Back Contracts”), except with Aron as seller thereunder and certain other modifications as specified in a letter agreement between Aron and LOTT, dated April 27, 2011. The parties further acknowledge and agree that, as a result of such novated Procurement Contracts, the Back-to-Back Contracts and the terms of the LOTT Inventory Sales Agreement, (i) from and after the effectiveness of such novations to the Inventory Measurement Time under the LOTT Inventory Sales Agreement, all Crude Oil delivered under the novated Procurement Contracts and the Back-to-Back Contracts shall have been or shall be transferred from the relevant Third Party Supplier to Aron and then from Aron to LOTT and (ii) from and after the Inventory Transfer Time under the LOTT Inventory Sales Agreement to the Inventory Measurement Time under the LOTT Inventory Sales Agreement, all such Crude Oil that is held or received at any of the Inventory Transfer Locations shall be transferred by LOTT to Aron under and in accordance with the terms of the LOTT Inventory Sales Agreement.

(b) From time to time during the Term of this Agreement, the Company may propose that an additional Procurement Contract be entered into, including any such additional Procurement Contract as may be entered into in connection with the expiration of an outstanding Procurement Contract. If the Parties mutually agree to seek additional Procurement Contracts, then the Company shall endeavor to identify quantities of Crude Oil that may be acquired on a spot or term basis from one or more Third Party Suppliers. The Company may negotiate with any such Third Party Supplier regarding the price and other terms of such potential additional Procurement Contract. The Company shall have no authority to bind Aron to, or enter into on Aron’s behalf, any additional Procurement Contract or Procurement Contract Assignment, and the Company shall not represent to any third party that it has such authority. If the Company has negotiated an offer from a Third Party Supplier for an additional Procurement Contract (and if relevant, Procurement Contract Assignment) that the Company wishes to be executed, the Company shall apprise Aron in writing (which may be via email) of the terms of such offer, Aron shall promptly determine and advise the Company as to whether Aron consent to accept such offer. If Aron indicates its consent to accept such offer, then Aron shall promptly endeavor to formally communicate its acceptance of such offer to the Company and such Third Party Supplier so that the Third Party Supplier and Aron may enter into a binding additional Procurement Contract (and if relevant, Procurement Contract Assignment) provided that any additional Procurement Contract (and, if relevant, related Procurement Contract Assignment) shall require Aron’s express

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agreement and Aron shall not have any liability under or in connection with this Agreement if for any reason it, acting in good faith, does not agree to any proposed additional Procurement Contract or related Procurement Contract Assignment.

(c) If the Company determines, in its reasonable judgment, that it is commercially beneficial for the Refinery to run a particular grade and/or volume of Crude Oil that is available from a Third Party Supplier that is not a counterparty with which Aron is then prepared to enter into a contract, then the Company may execute a contract to acquire such Crude Oil for the Company’s account.

(d) Title for each quantity of Crude Oil to be delivered into a Crude Storage Tank shall pass to Aron, (i) if delivered under a Procurement Contract with a Third Party Supplier, from such Third Party Supplier as provided in the relevant Procurement Contract, (ii) if delivered under a Procurement Contract with the Company or LOTT, from the Company or LOTT as provided in the relevant Procurement Contract and (iii) if not delivered under a Procurement Contract (and whether such delivery is via an Included Crude Pipeline or another crude pipeline), from the Company as the crude oil passes the Crude Intake Point. The Parties acknowledge that the consideration due from Aron to the Company for any crude oil that is not delivered under a Procurement Contract will be reflected in the Monthly True-up Amounts determined following delivery and in accordance with Schedule C.

(e) [Reserved.]

(f) [Reserved.]

(g) [Reserved.]

(h) Unless otherwise agreed by Aron (in its discretion), the Company and LOTT covenant and agree that (i) they will use commercially reasonable efforts to enter into Exchange Procurement Contract during any month so as to eliminate any volume imbalance and (ii) the sole purpose and intent of any such Exchange Procurement Contract shall be to, directly or indirectly, procure Crude Oil to be processed at the Refinery.

(i) With respect to all Crude Oil, LOTT covenants and agrees to be the party responsible for making entry of goods into the U.S., meeting the reporting requirements and payment obligations of U.S. Customs for the importation of goods, compliance with all free trade zone bonding, reporting and duty payments, and serving as importer of record in connection herewith.

5.4 Nominations under Procurement Contracts and for Pipelines.

(a) On the Business Day following receipt of the Monthly Crude Forecast and prior to the delivery of the Projected Monthly Run Volume, Aron shall provide to the Company Aron’s preliminary Target Month End Crude Volume and Target Month End Product Volume for the related Delivery Month if different from the Target Month End Crude Volume and Target Month End Product Volume for the related Delivery Month

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previously provided in Section 7.2(c). By no later than two (2) Business Days prior to the earliest Contract Cutoff Date occurring in such Nomination Month, the Company shall provide to Aron the Projected Monthly Run Volume for the Delivery Month for which deliveries must be nominated prior to such Contract Cutoff Dates. As part of such Projected Monthly Run Volume, the Company may specify the grade of such Projected Monthly Run Volume, provided that such grades and their respective quantities specified by the Company shall fall within the grades and quantities then available to be nominated by Aron under the outstanding Procurement Contracts.

(b) Provided that the Company provides Aron with the Projected Monthly Run Volume as required under Section 5.4(a), Aron shall make all scheduling and other selections and nominations (collectively, “Contract Nominations”) that are to be made under the Procurement Contracts on or before the Contract Cutoff Dates for the Procurement Contracts and such Contract Nominations shall reflect the quantity of each grade specified by the Company in such Projected Monthly Run Volume. Should any Contract Nomination not be accepted by any Third Party Supplier under a Procurement Contract, Aron shall promptly advise the Company and use commercially reasonable efforts with the Company and such Third Party Supplier to revise the Contract Nomination subject to the terms of any such Procurement Contract. Aron shall provide the Company with confirmation that such Contract Nominations have been made.

(c) Insofar as any pipeline nominations are required to be made by Aron for any Crude Oil prior to any applicable Pipeline Cutoff Date for any month, Aron shall be responsible for making such pipeline and terminal nominations for that month; provided that, Aron’s obligation to make such nominations shall be conditioned on its receiving from the Company scheduling instructions for that month a sufficient number of days prior to such Pipeline Cutoff Date so that Aron can make such nominations within the lead times required by such pipelines and terminals. Aron shall not be responsible if a Pipeline System is unable to accept Aron’s nomination or if the Pipeline System must allocate Crude Oil among its shippers.

(d) The Parties agree that the Company may, from time to time, request that Aron make adjustments or modifications to Contract Nominations it has previously made under the Procurement Contracts. Promptly following receipt of any such request, Aron will use its commercially reasonable efforts to make such adjustment or modification, subject to any limitations or restrictions under the relevant Procurement Contracts. Any additional cost or expenses incurred as a result of such an adjustment or modification shall constitute an Ancillary Cost hereunder.

(e) Aron shall not nominate or to its knowledge otherwise acquire any Crude Oil with characteristics that are not previously approved by the Company for use at the Refinery, such approval to be in the Company’s discretion.

(f) In addition to the nomination process, Aron and the Company shall follow the mutually agreed communications protocol as set forth on Schedule J hereto, with respect to ongoing daily coordination with feedstock suppliers, including purchases or sales of Crude Oil outside of the normal nomination procedures.

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(g) Each of the Company and Aron agrees to use commercially reasonable efforts in preparing the forecasts, projections and nominations required by this Agreement in a manner intended to maintain Crude Oil and Product operational volumes within the Operational Volume Range.

(h) Prior to entering into any Ancillary Contract that does not by its terms expire or terminate on or before the Expiration Date, Aron will, subject to any confidentiality restrictions, afford the Company an opportunity to review and comment on such Ancillary Contract or the terms thereof and to confer with the Company regarding such Ancillary Contract and terms, and if Aron enters into any such Ancillary Contract without the Company’s consent, the Company shall not be obligated to assume such Ancillary Contract pursuant to Section 19.1(c) below.

5.5 Transportation, Storage and Delivery of Crude Oil.

(a) Aron shall have the exclusive right to inject, store and withdraw (except for such injections or withdrawals by the Company otherwise contemplated hereby) Crude Oil in the Crude Storage Tanks as provided in the Storage Facilities Agreement.

(b) Pursuant to the Required Storage and Transportation Arrangements, Aron shall have the right to inject (except for such injections by the Company otherwise contemplated hereby), store, transport and withdraw Crude Oil in and on the Included Crude Pipeline to the same extent as the Company’s rights to do so prior to the implementation of the Required Storage and Transportation Arrangements. With respect to any activities involving Crude Oil covered by the Storage Facilities Agreement or any Required Storage and Transportation Arrangement, Aron may from time to time appoint the Company or LOTT as Aron’s agent thereunder for such activities as Aron may specify.

(c) Provided no Default or Event of Default by the Company or LOTT has occurred and is continuing, the Company shall be permitted to withdraw from the Crude Storage Tanks and take delivery of Crude Oil on any day and at any time. The withdrawal and receipt of any Crude Oil by the Company at the Crude Delivery Point shall be on an “ex works” basis. The Company shall bear sole responsibility for arranging the withdrawal of Crude Oil from the Crude Storage Tanks. The Company shall take all commercially reasonable actions necessary to maintain a connection with the Crude Storage Tanks to enable withdrawal and delivery of Crude Oil to be made as contemplated hereby.

5.6 Title, Risk of Loss and Custody.

(a) Title to and risk of loss of the Crude Oil shall pass from Aron to the Company at the Crude Delivery Point. The Company shall assume custody of the Crude Oil as it passes the Crude Delivery Point.

(b) During the time any Crude Oil or Products is held in any Storage Facilities, the Company or LOTT, in its capacity as operator of the Storage Facilities and pursuant to the Storage Facilities Agreement, shall be solely responsible for compliance

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(or causing applicable third parties other than Aron to comply) with all Applicable Laws, including all Environmental Laws, pertaining to the possession, handling, use and processing of such Crude Oil or Products and shall indemnify and hold harmless Aron, its Affiliates and their agents, representatives, contractors, employees, directors and officers, for all Liabilities directly or indirectly arising from failure by the Company or LOTT to so comply (or to cause such compliance), except to the extent such Liabilities are caused by or attributable to any of the matters for which Aron is indemnifying the Company pursuant to Article 20.

(c) At and after transfer of any Crude Oil at the Crude Delivery Point from Aron to the Company pursuant to Section 5.6(a) above, the Company shall be solely responsible for compliance (or causing applicable third parties other than Aron to comply) with all Applicable Laws, including all Environmental Laws pertaining to the possession, handling, use and processing of such Crude Oil and shall indemnify and hold harmless Aron, its Affiliates and their agents, representatives, contractors, employees, directors and officers, for all Liabilities directly or indirectly arising from failure by the Company to so comply.

(d) Notwithstanding anything to the contrary herein, Aron and the Company and LOTT agree that the Company and LOTT shall have an insurable interest in Crude Oil that is subject to a Procurement Contract or as otherwise subject to this Agreement, and that the Company or LOTT may, at its election and with prior notice to Aron, endeavor to insure the Crude Oil. If pursuant to the terms of this Agreement, the Company or LOTT has fully compensated Aron therefor as required hereunder, then (subject to any other setoff or netting rights Aron may have hereunder) any insurance payment to Aron made to cover the same shall be promptly paid over by Aron to the Company or LOTT.

(e) Without limiting any of obligations hereunder of the Company or LOTT to cause any actions by third parties, it is acknowledged that in determining how to comply with such obligations, the Company and LOTT may use such contractual or other arrangements as they deem necessary or appropriate.

5.7 Contract Documentation, Confirmations and Conditions.

(a) Aron’s obligations to deliver Crude Oil under this Agreement shall be subject to (i) the Company’s identifying and negotiating potential Procurement Contracts, in accordance with Section 5.3, that are acceptable to both the Company and Aron relating to a sufficient quantity of Crude Oil to meet the Refinery’s requirements, (ii) the Company’s performing its obligations hereunder with respect to providing Aron with timely nominations, forecasts and projections (including Projected Monthly Run Volumes, as contemplated in Section 5.4(a)) so that Aron may make timely nominations under the Procurement Contracts, (iii) all of the terms and conditions of the Procurement Contracts, (iv) any other condition set forth in Section 5.1 above and (v) no Event of Default having occurred and continuing with respect to the Company.

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(b) In documenting each Procurement Contract, Aron will endeavor and cooperate with the Company, in good faith and in a commercially reasonable manner, to obtain the Third Party Supplier’s agreement that a copy of such Procurement Contract may be provided to the Company; provided that this Section 5.7(b) in no way limits the Company’s rights to consent to all Procurement Contracts as contemplated by Section 5.3. In addition, to the extent it is permitted to do so, Aron will endeavor to keep the Company apprised of, and consult with the Company regarding, the terms and conditions being incorporated into any Procurement Contract under negotiation with a Third Party Supplier. Notwithstanding the foregoing, Aron and the Company may pre-agree on one or more standard sets of general terms and conditions and modifications thereto upon which Procurement Contracts may be executed without any further obligation of Aron to apprise the Company of such terms and conditions incorporated into such Procurement Contract.

(c) The Company acknowledges and agrees that, subject to the terms and conditions of this Agreement, it is obligated to purchase and take delivery of all Crude Oil acquired by Aron under Procurement Contracts executed in connection herewith and subject to the terms and conditions specified in Section 5.4 above. In the event of a dispute, Aron will provide, to the extent legally and contractually permissible, to the Company, a copy of the Procurement Contract in question.

5.8 DISCLAIMER OF WARRANTIES. EXCEPT FOR THE WARRANTY OF TITLE WITH RESPECT TO CRUDE OIL DELIVERED HEREUNDER, NEITHER PARTY MAKES ANY WARRANTY, CONDITION OR OTHER REPRESENTATION, WRITTEN OR ORAL, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS OR SUITABILITY OF THE CRUDE OIL FOR ANY PARTICULAR PURPOSE OR OTHERWISE. FURTHER, NEITHER PARTY MAKES ANY WARRANTY OR REPRESENTATION THAT THE CRUDE OIL CONFORMS TO THE SPECIFICATIONS IDENTIFIED IN ANY CONTRACT WITH ANY THIRD PARTY SUPPLIER.

5.9 Quality Claims and Claims Handling.

(a) The failure of any Crude Oil that Aron hereunder sells to the Company to meet the specifications or other quality requirements applicable thereto as stated in Aron’s Procurement Contract for that Crude Oil shall be for the sole account of the Company and shall not entitle the Company to any reduction in the amounts due by it to Aron hereunder; provided, however, that any claims made by Aron with respect to such non-conforming Crude Oil shall be for the Company’s account and resolved in accordance with Section 5.9(d).

(b) The Parties shall consult with each other and coordinate how to handle and resolve any claims arising in the ordinary course of business (including claims related to Crude Oil, pipeline or ocean transportation, and any dispute, claim, or controversy arising hereunder between Aron and any of its vendors who supply goods or services in conjunction with Aron’s performance of its obligations under this Agreement) made by or against Aron. In all instances wherein claims are made by a third party against Aron which will be for the account of the Company, the Company shall have the right, subject

31

to Section 5.9(c), to either direct Aron to take commercially reasonable actions in the handling of such claims or assume the handling of such claims in the name of Aron, all at the Company’s cost and expense. To the extent that the Company believes that any claim should be made by Aron for the account of the Company against any third party (whether a Third Party Supplier, terminal facility, pipeline, storage facility or otherwise), and subject to Section 5.9(c), Aron will take any commercially reasonable actions requested by the Company either directly, or by allowing the Company to do so, to prosecute such claim, all at the Company’s cost and expense and all recoveries resulting from the prosecution of such claim shall be for the account of the Company.

(c) Aron shall, in a commercially reasonable manner, cooperate with the Company in prosecuting any such claim. If the Company requests that Aron assist in prosecuting any such claim, Aron shall be entitled to assist in the prosecution of such claim at the Company’s expense. Aron shall also be entitled to assist at its own expense in prosecuting any such claim other than by the request of the Company.

(d) Notwithstanding anything in Section 5.9(b) to the contrary but subject to Section 5.9(e), Aron may notify the Company that Aron is retaining control over the resolution of any claim referred to in Section 5.9(b) if Aron, in its reasonable judgment, has determined that it has commercially reasonable business considerations for doing so based on any relationships that Aron or any of its Affiliates had, has or may have with the third party involved in such claim; provided that, subject to such considerations, Aron shall use commercially reasonable efforts to resolve such claim, at the Company’s expense and for the Company’s account. In addition, any claim that is or becomes subject to Article 19 shall be handled and resolved in accordance with the provisions of Article 19.

(e) If any claim contemplated in this Section 5.9 involves a counterparty that is an Affiliate of Aron and the management and operation of such counterparty is under the actual and effective control of Aron, then the Company shall control the dispute and resolution of such claim.

5.10 Communications.

(a) Each Party shall promptly provide to the other copies of any and all written communications and documents between it and any third party which in any way relate to Ancillary Costs, including but not limited to written communications and documents with Pipeline Systems, provided that Aron has received such communications and documents in respect of the Pipeline System and/or any communications and documents related to the nominating, scheduling and/or chartering of vessels; provided that neither Party shall be obligated to provide to the other any such materials that contain proprietary or confidential information and, in providing any such materials, such Party may redact or delete any such proprietary or confidential information.

(b) With respect to any proprietary or confidential information referred to in Section 5.10(a), Aron shall promptly notify the Company of the nature or type of such

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information and use its commercially reasonable efforts to obtain such consents or releases as necessary to permit such information to be made available to the Company.

(c) The Parties shall coordinate all nominations and deliveries according to the scheduling and communications protocol on Schedule J hereto.

ARTICLE 6

PURCHASE PRICE FOR CRUDE OIL

6.1 Daily Volumes. Each Business Day the Company shall provide to Aron, by no later than 2:00 p.m. CPT, available meter tickets and/or meter readings, and tank gauge readings confirming the Measured Crude Quantity for each Crude Storage Tank for all Delivery Dates since the prior Business Day.

6.2 Purchase Price. As the purchase price for the Net Crude Sales Volume for any month, the Company shall owe to Aron when due the Monthly Crude Payment determined with respect to that Net Crude Sales Volume, subject to application of the relevant prices as provided on Schedule B hereto and calculation of the Monthly Crude Oil True-up Amount as provided for on Schedule C hereto, and payable as provided in Section 10.2.

6.3 Monthly Crude Payment. For any month, the “Monthly Crude Payment” shall equal, with respect to the Net Crude Sales Volume for such month, the sum of (A) the product of (1) the Monthly Crude Price for that month and (2) the Net Crude Sales Volume for such month (the amount determined in this clause (A) may be a positive or negative number), (B) the Crude Purchase Fee for that month and (C) the Ancillary Costs for that month. If the Monthly Crude Payment is a negative number, then the absolute value thereof shall represent an amount owed from Aron to the Company and payable as provided in Section 10.2.

6.4 Crude Purchase Fee. As used herein:

(a) For any month, the “Crude Purchase Fee” shall equal the [*CONFIDENTIAL*] of:

(A) the [*CONFIDENTIAL*] of (1) the Level One Fee per barrel and (2) the Reduced Fee Barrels for such month, plus

(B) the [*CONFIDENTIAL*] of (1) the Level Two Fee per barrel and (2) the greater of (x) zero and (y) the Actual Monthly Crude Run for such month [*CONFIDENTIAL*] of the Reduced Fee Barrels for such month and the Waived Fee Barrels for such month.

(b) “Reduced Fee Barrels” means, for any month, whichever of the following is the [*CONFIDENTIAL*] quantity: (i) the Actual Monthly Crude Run for such month [*CONFIDENTIAL*] the Volume Cap for Waived Crude Fee, (ii) the Designated Company-Sourced Barrels for such month [*CONFIDENTIAL*] the Volume Cap for Waived Crude Fee and (iii) the Volume Cap for Reduced Crude Fee for such month; provided that in no event shall the foregoing be less than [*CONFIDENTIAL*].

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(c) “Actual Monthly Crude Run” means, for any month, the Net Crude Sales Volume for such month [*CONFIDENTIAL*] the [*CONFIDENTIAL*] of those Other Barrels that are actually delivered and received at the Crude Storage Tanks during such month.

(d) “Waived Fee Barrels” means, prior to the Adjustment Date, the [*CONFIDENTIAL*] of the Designated Company-Sourced Barrels and the Volume Cap for Waived Crude Fee and, from and after the Adjustment Date, the [*CONFIDENTIAL*] of (i) the [*CONFIDENTIAL*] of the Designated Company-Sourced Barrels and the Volume Cap for Waived Crude Fee and (ii) the Additional Waived Fee Barrels; provided that, for each [*CONFIDENTIAL*] consecutive month period commencing on the Adjustment Date or an anniversary of the Adjustment Date or any shorter period commencing on such a date and ending on a Termination Date hereunder (each, a “Waived Fee Barrel Period”), the Waived Fee Barrels due for the final month of such period may be subject to adjustment as provided in Section 6.4(e) below.

(e) For each Waived Fee Barrel Period, Aron shall determine the number of Waived Fee Barrels for that period (“Total Waived Fee Barrels”) by applying such term and the various components thereof to the entire period (rather to a single month) as if each such term and component referred to such period and not a single month. If, for any Waived Fee Barrel Period, the [*CONFIDENTIAL*] of the Waived Fee Barrels for [*CONFIDENTIAL*] months during such period (which for the final month of such period shall be calculated without giving effect to any adjustment under this Section 6.4(e)) [*CONFIDENTIAL*] the Total Waived Fee Barrels for such period, then the number of Waived Fee Barrels for the final month of such period used in computing the Crude Purchase Fee for such month shall equal the Waived Fee Barrels for such month (calculated without giving effect to any adjustment under this Section 6.4(e)) [*CONFIDENTIAL*] such [*CONFIDENTIAL*] (it being acknowledged that such number may be a positive or negative amount).

(f) For each Procurement Contract under which Aron is seller, the Parties shall, at or prior the time such Procurement Contract is executed, agree to a per Barrel fee due from the Company to Aron in connection with such Procurement Contract, with the [*CONFIDENTIAL*] of such per Barrel fee and the quantity delivered by Aron under such Procurement Contract shall being a “Crude Sales Fee”. For each month, the “Counterparty Crude Sales Fee” shall be the [*CONFIDENTIAL*] of the Crude Sales Fees for [*CONFIDENTIAL*] quantities of Crude Oil delivered by Aron under Procurement Contracts in which Aron is seller.

6.5 Material Crude Grade Changes. If either the Company or Aron concludes in its reasonable judgment that the specifications (including specific gravity and sulfur content of the Crude Oil) of the Crude Oil procured, or projected to be procured, differ materially from the grades that have generally been run by the Refinery, then the Company and Aron will endeavor in good faith to mutually agree on (i) acceptable price indices for such Crude Oil, and (ii) a settlement payment from one Party to the other sufficient to compensate the relevant Party for the relative costs and benefits to each of the price differences between the prior price indices and the amended price indices.

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6.6 Upon Aron’s request, the Company will, subject to any confidentiality restrictions, provide documentation evidencing all purchases of Designated Company-Sourced Barrels for any month.

ARTICLE 7

TARGET INVENTORY LEVELS AND WORKING CAPITAL ADJUSTMENT

7.1 Target Inventory Levels. Aron will set monthly inventory targets for Crude Oil and Products. Such monthly inventory targets for Crude Oil and Products shall be subject to the minimum and maximum inventory levels for each Pricing Group indicated on Schedule P hereto.

7.2 Target Month End Crude Volume.

(a) By no later than two (2) Business Days prior to the earliest Contract Cutoff Date occurring in each Nomination Month, the Company shall notify Aron of the aggregate quantity of Crude Oil that the Company expects to run at the Refinery during the subject Delivery Month (the “Projected Monthly Run Volume”).

(b) By no later than the last Business Day of each Nomination Month, Aron shall notify the Company of the quantity of Crude Oil that Aron is designating as the “Target Month End Crude Volume” for the Delivery Month related to that Nomination Month; provided that such Target Month End Crude Volume shall not exceed the maximum or be less than the minimum inventory levels for Crude Oil indicated on Schedule I, subject to Section 7.2(c) below.

(c) During the first two months of deliveries of Crude Oil made pursuant to this Agreement, Aron’s Target Month End Crude Volume and Target Month End Product Volume shall be the amounts set forth on Schedule D.

(d) If, for any month, the Actual Month End Crude Volume exceeds the maximum inventory level or the Actual Month End Crude Volume is less than the minimum inventory level, then Aron may change the Target Month End Crude Volume for such month as follows:

(i) If the Actual Month End Crude Volume is above the Target Month End Crude Volume, then Aron may increase the Target Month End Crude Volume for such Delivery Month to equal the Actual Month End Crude Volume or (ii) if the Target Month End Crude Volume is above the Actual Month End Crude Volume, then Aron may reduce the Target Month End Crude Volume for such Delivery Month to equal the Actual Month End Crude Volume. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron. In all cases described above, the changed Target Month End Crude Volume affects only the subject month and does not impact the calculation of the Target Month End Crude Volume in subsequent months.

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(ii) In addition, Aron may adjust the Target Month End Crude Volume with the consent of the Company.

In all cases described above, the changed Target Month End Crude Volume affects only the subject month and does not impact the calculation of the Target Month End Crude Volume in subsequent months pursuant to Section 7.2(b).

7.3 Target Month End Product Volume.

(a) The Company shall provide to Aron its standard Products inventory and production report substantially in the form of Schedule O hereto (the “MTD Performance Report”). The MTD Performance Report shall be provided to Aron from time to time in accordance with the Company’s past practices with respect to such report.

(b) For each month and each type of Product, Aron shall from time to time (but subject to any applicable notification deadlines specified on Schedule D hereto) specify an aggregate quantity and grade that shall be the “Target Month End Product Volume” for that month, which shall represent that volume (which may be zero or a positive number) for that Product targeted for that Product (except that the Target Month End Product Volume for each type of Product as of the Commencement Date and as of the end of the first month of the Term shall be the respective volumes specified as such on Schedule I hereto).

(c) Provided that the Company has complied in all material respects with its obligations under the Marketing and Sales Agreement, and subject to events of Force Majeure, facility turnarounds, the performance of any third parties (including purchasers of Products under the Marketing and Sales Agreement), Aron will, in establishing each Target Month End Product Volume, cause such Target Month End Product Volume to be within the applicable range specified for such Product on Schedule D hereto.

(d) At any time prior to the beginning of the month to which a Target Month End Product Volume relates (but subject to any applicable notification deadlines specified on Schedule D hereto), Aron may change such Target Month End Product Volume.

(e) After Aron has established a Target Month End Product Volume, it may change such Target Month End Product Volume if one of the following occurs: (i) the Actual Month End Product Volume is below the minimum of the Operational Volume Range or (ii) the Actual Month End Product Volume is above the maximum of the Operational Volume Range, in which case Aron may change its Target Month End Product Volume for such month to equal the Actual Month End Product Volume. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron. In all cases described above, the changed Target Month End Product Volume affects only the subject month and does not impact the calculation of the Target Month End Product Volume in subsequent months.

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(f) The Target Month End Product Volume will be adjusted in accordance with the procedure for Excluded Transactions as described in the Marketing and Sales Agreement.

In addition, Aron may adjust the Target Month End Product Volume with the consent of the Company.

7.4 Monthly Working Capital Adjustment. Promptly after the end of each month, Aron shall reasonably determine the Monthly Working Capital Adjustment.

7.5 Monthly Product Sale Adjustments. For each month (or portion thereof) during the term of the Marketing and Sales Agreement and for each Product Group, Aron shall reasonably determine whether an amount is due by one Party to the other (for each Product Group, a “Monthly Product Sale Adjustment”) in accordance with the following terms and conditions:

(a) For each Product Group and relevant period, Aron shall reasonably determine (i) the aggregate quantity of barrels of such Product Group sold during such period under Product Purchase Agreements and Company Purchase Agreements, (ii) the aggregate quantity of barrels of such Product Group sold under Excluded Transactions executed pursuant to Section 2.2(c) of the Marketing and Sales Agreement and (iii) the Aggregate Receipts (as defined below);

(b) If, for any Product Group and relevant period, (i) the Aggregate Receipts exceeds the Index Value (as defined below), then the Monthly Product Sale Adjustment for that Product Group shall equal such excess and shall be due to the Company and (ii) the Index Value exceeds the Aggregate Receipts, then the Monthly Product Sale Adjustment for that Product Group shall equal such excess and shall be due to Aron;

(c) If Aron determines that any Monthly Product Sale Adjustment is due, it will include its calculation of such amount in the documentation provided to the Company for the relevant period pursuant to Section 10.2 and such Monthly Product Sale Adjustment shall be incorporated as a component of the Monthly True-up Amount due for such period, which, if due to the Company, shall be expressed as a positive number and, if due to Aron, shall be expressed as a negative number; and

(d) As used herein:

(i) “Aggregate Receipts” shall mean, for any Product Group and relevant period, the sum of (x) the actual aggregate purchase value invoiced by Aron for all quantities of such Product Group that Aron delivered during such period (without giving effect to any offsetting Excluded Transactions) under Product Purchase Agreements with Customers and under Company Purchase Agreements with Company Purchasers (each as defined in the Marketing and Sales Agreement) and (y) for any Excluded Transaction executed pursuant to Section 2.2(d) and 2.2(c) of the Marketing and Sales Agreement, the aggregate purchase price that would have been payable under the proposed Product

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Purchase Agreement in connection with which such Excluded Transaction was executed;

(ii) “Index Value” shall mean, for any Product Group and relevant period, the product of (A) the sum of the aggregate quantity of barrels of such Product Group sold during such period (without giving effect to any offsetting Excluded Transactions) under Product Purchase Agreements and Company Purchase Agreements and the quantity of sales for such period covered by clause (y) of the definition of Aggregate Receipts, and (B) the Long Product FIFO Price for that Product Group and period.

7.6 Monthly Cover Costs. If, for any month (or portion thereof), Aron reasonably determines that, as a result of the Company’s failure to produce the quantities of Product projected under this Agreement or the Company’s failure to comply with its obligations under the Marketing and Sales Agreement, Aron retains insufficient quantities of Product to comply with its obligations to any third parties or the Company, whether under Product Purchase Agreements, Company Purchase Agreements or Excluded Transactions, and Aron incurs any additional costs and expenses in procuring and transporting Product from other sources for purposes of covering such delivery obligations or the shortfall in the quantity held for its account (collectively, “Monthly Cover Costs”), then the Company shall be obliged to reimburse Aron for such Monthly Cover Costs. If Aron determines that any Monthly Cover Costs are due to it, Aron shall promptly communicate such determination to the Company and, subject to any mitigation of such costs actually achieved by the Company, include the calculation of such amount in the documentation provided to the Company for the relevant period pursuant to Section 10.2 and such Monthly Cover Costs shall be incorporated as a component of the Monthly True-up Amount due for such period hereunder.

7.7 Costs Related to Shortfall. To the extent that Aron is required to cover any shortfall in any Product delivery, whether under a Product Purchase Agreement or Company Purchase Agreement or otherwise, by any inventory it owns and acquires separately from the inventory owned and maintained in connection with this Agreement, (i) any cost or loss incurred by Aron in connection therewith that is not otherwise included as a Monthly Cover Cost shall constitute an Ancillary Cost that is to be reimbursed to Aron and (ii) any profit or gain realized by Aron in connection therewith shall be forfeited to the Company.

7.8 Monthly Excluded Transaction Fee. For any barrel of gasoline or diesel delivered by Aron under an Excluded Transaction (net of any purchases under Excluded Transactions), Aron shall be obligated to pay to the Company an amount equal to the applicable Per Barrel Adjustment (as set forth on Schedule K to this Agreement). For each month, Aron shall reasonably determine the net quantities of gasoline and diesel delivered during such month under Excluded Transactions and the aggregate amount due under this Section 7.8 as a result of such deliveries (the “Monthly Excluded Transaction Fee”).

7.9 Certain Month-End Product Transactions. With respect to any bulk purchases and sales of Product between Aron and the Company or any Affiliate of the Company that would occur on or closely preceding the last day of a month and are to be shipped on the Enterprise [*CONFIDENTIAL*] Product Pipeline, but would not be reflected in Estimated Daily Net Product Sales until

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the following month, the parties agree that all such purchases and sales (regardless of the quantity thereof) shall be executed as bulk purchases and sales pursuant to Section 2.4(b) of the Marketing and Sales Agreement (collectively, “Month End Product Transactions”) and shall constitute Company Purchase Agreements.

ARTICLE 8

PURCHASE AND DELIVERY OF PRODUCTS

8.1 Purchase and Sale of Products. Aron agrees to purchase and receive from the Company, and the Company agrees to sell and deliver to Aron, the entire Products output of the Refinery from and including the Initial Delivery Date through the end of the Term of this Agreement, at the prices determined pursuant to this Agreement and otherwise in accordance with the terms and conditions of this Agreement.

8.2 Delivery and Storage of Products.

(a) Unless otherwise agreed by the Parties, all Products shall be delivered by the Company to Aron at the Products Delivery Point into the Product Storage Tanks, on an DDP basis.

(b) Aron shall have exclusive right to store Products in the Product Storage Tanks as provided in the Storage Facilities Agreement.

8.3 Expected Yield and Estimated Output.

(a) On or before the Commencement Date, the Company will provide to Aron an expected Product yield for the Refinery based on its then current operating forecast for the Refinery (the “Initial Estimated Yield”). From time to time, based on its then current operating forecast for the Refinery, the Company may provide to Aron a revised expected Product yield for the Refinery (each, a “Revised Estimated Yield” and, together with the Initial Estimated Yield, an “Estimated Yield”).

(b) On the Commencement Date and thereafter as set forth on Schedules O and S to this Agreement, the Company shall, based on the then current Estimated Yield and such other operating factors as it deems relevant, prepare and provide to Aron, for each month, an estimate of the Product quantities it expects to deliver to Aron during such month.

8.4 Delivered Quantities. For each Delivery Date, the Company shall provide to Aron, by no later than 2:00 p.m., CPT on the next Business Day, available meter tickets and/or meter readings and tank gauge readings confirming the Measured Product Quantity in each Product Storage Tank for each Product delivered during that Delivery Date.

8.5 Title and Risk of Loss. Title and risk of loss to Products shall pass from the Company to Aron as Products pass the Products Delivery Point. Aron shall retain title through the Included Product Pipelines and in the Included Third Party Storage Tanks. Title and risk of loss to Products shall pass from Aron to the Company as Products pass at the Products Offtake

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Point, provided that title and risk of loss shall remain with Aron during Product transfers between the Included Product Storage Tanks.

8.6 Product Specifications. The Company agrees that all Products sold to Aron hereunder shall conform to the respective specifications set forth on Schedule A for such Products as to which specifications are set forth on Schedule A or to such other specifications as are from time to time agreed upon by the Parties. For such Products as to which there are no specifications set forth on Schedule A, there are no specifications with respect to such Products.

8.7 Purchase Price of Products. The per unit price for each type of Product sold to Aron hereunder shall equal the Long Product FIFO Price specified for such Product (the “Product Cost”), subject to application of the relevant prices as provided on Schedule B and calculation of the Monthly Product True-up Amount as provided for on Schedule C.

8.8 [Reserved.]

8.9 Transportation, Storage and Delivery of Products.

(a) Aron shall have the exclusive right to inject, store and withdraw Products in the Products Storage Tanks as provided in the Storage Facilities Agreement.

(b) Pursuant to the Required Storage and Transportation Arrangements, Aron shall have the exclusive right to inject (except for such injections by the Company otherwise contemplated hereby), store, transport and withdraw Products in and on the Included Product Pipelines and the Included Third Party Storage Tanks to the same extent as the Company’s rights to do so prior to the implementation of the Required Storage and Transportation Arrangements. With respect to any activities involving Products covered by the Storage Facilities Agreement or any Required Storage and Transportation Arrangement, Aron may from time to time appoint the Company or LOTT as Aron’s agent thereunder for such activities as Aron may specify.

(c) Product transfers using truck or rail between the Product Storage Tanks shall be transported in a manner consistent with the Company’s past practices and in accordance with applicable law and good industry practice.

(d) For purposes of determining any Product volumes used in making any Interim Payment or Monthly True-up Amount, any Product volumes held in any truck or railcars at the end of the relevant period shall be excluded from such Product volume determination.

8.10 Material Product Grade Changes. If either the Company or Aron concludes in its reasonable judgment that the specifications or the mix of the constituents of a Pricing Group produced, or projected to be produced, differ materially from those that have generally been produced by the Refinery, then the Company and Aron will endeavor in good faith to mutually agree on (i) acceptable price indices for such Product, and (ii) a settlement payment from one Party to the other sufficient to compensate the Parties for the relative costs and benefits to each of the price differences between the prior price indices and the amended price indices.

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8.11 Certain Regulatory Matters. If Aron shall determine, in its sole judgment, that as a result of any law or regulation or interpretation thereof (or compliance by it with any request, guideline or directive) it is not permitted to hold or own asphalt or it would (as a result of such law, regulation, interpretation or compliance), were it to continue to hold or own asphalt, be or likely to be subject to additional or increased burdens or costs, then it shall notify the Company in writing of such determination and specify in such notice a date (the “Asphalt Transfer Date”) upon which the Company shall purchase from Aron all asphalt then held by Aron in any of the Product Storage Facilities at a per Barrel purchase price equal to the applicable price listed on Schedule B hereto; provided that if the basis for giving such notice is that Aron (as a result of such law, regulation, interpretation or compliance) is or likely may be subject to additional or increased burdens or costs, then such Asphalt Transfer Date shall occur no earlier than 6 months after the date such notice is given and to the extent that Aron incurs any such additional or increased burdens or costs after such notice and prior to such Asphalt Transfer Date, such additional or increased burdens or costs shall constitute Ancillary Costs hereunder; provided, however, that the Company may give notice to Aron of the acceleration of the Asphalt Transfer Date to an earlier date, with such earlier date occurring no less than three (3) months following the date of the Company’s notice of acceleration. Aron shall estimate the volume of such asphalt and aggregate purchase price therefor and such aggregate estimated purchase price shall be payable to Aron as part of the Interim Payment due on such date. Thereafter, Aron shall promptly determine the volume of such asphalt and the aggregate definitive purchase price therefor (which to the extent applicable will reflect the application of the monthly true up calculations pursuant to Schedule C hereto) and to the extent such aggregate definitive purchase price differs from such aggregate estimated purchase price, the difference shall be included as an adjustment to the first Interim Payment due following the determination of such aggregate definitive purchase price. In addition, from and after the Asphalt Transfer Date, asphalt shall no longer constitute a Product for purposes of this Agreement or any of the other documents related hereto and, to the extent reasonably requested by Aron and the Company, the parties shall make such further amendments to this Agreement and such other documents as may be necessary to reflect the removal of asphalt from the definition of Products.

ARTICLE 9

ANCILLARY COSTS; MONTH END INVENTORY; CERTAIN DISPOSITIONS; TANK MAINTENANCE

9.1 Ancillary Costs.

(a) From time to time, Aron shall estimate Ancillary Costs it expects to incur with respect to each day occurring during any month. As provided in Section 10.1, Aron shall include such daily estimate of Ancillary Costs in the determination of the Interim Payments due with respect to each day in such month.

(b) Without limiting the foregoing, the Company agrees to reimburse Aron for all Ancillary Costs incurred by Aron. Such reimbursement shall occur from time to time upon demand of Aron to the Company. When making such demand, Aron shall promptly provide the Company with copies of any relevant invoices for Ancillary Costs incurred by Aron. All refunds or adjustments of any type received by Aron related to any

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Ancillary Costs shall be reflected in the Monthly True-up Amount as provided in Section 10.2 below.

9.2 Month End Inventory.

(a) As of 11:59:59 p.m., CPT, on the last day of each month, the Company shall apply the Volume Determination Procedures to the Crude Storage Facilities and the Product Storage Facilities, and based thereon shall determine for such month (i) the aggregate volume of Crude Oil held in the Crude Storage Tanks at that time, plus the Crude Oil Linefill at that time (the “Actual Month End Crude Volume”) and (ii) for each Product, the aggregate volume of such Product held in the Product Storage Tanks at that time, plus the aggregate volume of such Product held in the Included Third Party Storage Tanks at that time, plus the Product Linefill for such Product at that time (each, a “Actual Month End Product Volume”). The Company shall notify Aron of the Reported Month End Crude Volume and each Reported Month End Product Volume by no later than 5:00 p.m., CPT on the fifth Business Day thereafter, except that with respect to volume information provided by third parties, the Company shall endeavor to cause third parties to provide such information to Aron by the fifteenth (15th) day after the end of such month.

(b) At the cost and expense of Aron, Aron may, or may have Supplier’s Inspector, witness all or any aspects of the Volume Determination Procedures as Aron shall direct. If, in the judgment of Aron or Supplier’s Inspector, the Volume Determination Procedures have not been applied correctly, then the Company will cooperate with Aron, or Supplier’s Inspector, to ensure the correct application of the Volume Determination Procedures, including making such revisions to the Actual Month End Crude Volume and any Actual Month End Product Volume as may be necessary to correct any such errors.

9.3 Calculation of Sales.

(a) For any month, the “Net Crude Sales Volume” shall equal the greater of (x) (A) the sum of (1) the Actual Month End Crude Volume for the prior month plus (2) the Monthly Crude Receipts for such month, minus (B) the Actual Month End Crude Volume for such month and (y) zero.

(b) For any month, and for each Pricing Group (as defined on Schedule P), the “Net Product Sales Volume” shall equal (A) the sum of (1) the Actual Month End Product Volume for such month plus (2) the Monthly Product Sales for such month, minus (B) the Actual Month End Product Volume for the prior month.

9.4 Disposition Following Force Majeure.

(a) Notwithstanding anything to the contrary, if Aron is required, due to an event of Force Majeure affecting either Party, to sell to any unrelated third parties, in arm’s length transactions, any quantities of Crude Oil that, based on the then current Monthly Crude Forecast, Aron would reasonably have expected to have sold to the Company (any quantity of Crude Oil so disposed of by Aron being referred to as a

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“Disposed Quantity”), then the Company shall be obligated to pay to Aron an amount equal to the difference between the price at which such Disposed Quantity would have been sold to the Company, minus the amount realized in the sale to a third party (the “Disposition Amount”). In no event shall the Disposed Quantity exceed the aggregate amount of Crude Oil that the Company would have been expected to purchase based on their current Monthly Crude Forecast for the period during which the Company is unable to take delivery of Crude Oil as the result of the Force Majeure event or otherwise.

(b) In connection with its selling any Disposed Quantity, Aron shall (i) use commercially reasonable efforts to sell such Disposed Quantity at generally prevailing prices and (ii) promptly determine the Disposition Amount and issue to the Company an invoice for such amount. The Company shall pay to Aron the invoiced amount no later than the second Business Day after the date of such invoice. If, in connection with the sale of any Disposed Quantity, the Disposition Amount is a negative number, then Aron shall pay the amount of such excess to the Company no later than the second Business Day after the date of such invoice.

9.5 Tank Maintenance.

(a) Promptly after a business plan is completed with respect to any scheduled year, the Company or LOTT shall notify Aron of any tank maintenance contemplated with respect to such year that would result in any Crude Storage Tank or Product Storage Tank being unavailable for use by Aron. The Company or LOTT shall promptly notify Aron orally (followed by prompt written notice) of any previously unscheduled downtime or maintenance of any Crude Storage Tank or Product Storage Tank and its expected duration.

(b) The Company or LOTT shall give Aron at least one (1) month’s prior written notice of any maintenance that the Company or LOTT intends to conduct on any of the Crude Storage Tanks or Product Storage Tanks that would result in such storage tank being taken out of service (“Tank Maintenance”), provided that if such Tank Maintenance is not scheduled maintenance, then the Company or LOTT shall give Aron such prior written notice thereof as is reasonably practicable under the circumstances. The Parties agree to cooperate with each other in establishing the start date for any such maintenance so as to not unnecessarily interfere with any of Aron’s purchase or sale commitments or to otherwise accommodate, to the extent reasonably practicable, other commercial or market considerations that Aron deems relevant.

(c) In connection with any Tank Maintenance, the Parties shall promptly consult and endeavor to agree on adjusted inventory minimum and maximum levels and other appropriate adjustments hereunder that are to apply during the period of such Tank Maintenance.

(d) The Company and LOTT agree that they will use commercially reasonable efforts, consistent with good industry standards and practices, to complete (and to cause any third parties to complete) any Tank Maintenance as promptly as practicable. The Company and LOTT shall provide Aron with an initial estimate of the period of any Tank

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Maintenance and shall regularly update Aron as to the progress of such Tank Maintenance. If, the Company or LOTT determines that the expected completion date for Tank Maintenance has or is likely to change by 30 days or more, it shall promptly notify Aron of such determination.

(e) If as a result of Tank Maintenance and/or any unscheduled events resulting in the loss of tank availability, an aggregate volume of more than three hundred thousand (300,000) Barrels (based on shell capacity) of the storage tanks included in the Included Locations has ceased to be available for any period of at least ninety (90) consecutive days, then (i) the Company shall be obligated to reimburse Aron for any loss, costs and damages incurred or realized by Aron as a result of such loss of tank availability, including any such losses, costs or damages incurred or realized as a result of Aron’s terminating, liquidating, maintaining, obtaining or reestablishing any hedge or related trading positions in connection with such loss of tank availability and (ii) the Level Two Fee shall automatically be changed to equal the Second Level Two Fee set forth in the Fee Letter. Upon restoration of tanks to service such that less than three hundred thousand (300,000) Barrels (based on shell capacity) of the storage tanks included in the Included Locations are unavailable, the reimbursement obligation set forth in (i) above shall cease and the fee shall automatically revert from the Second Level Two Fee to the Level Two Fee, as each is set forth in the Fee Letter; provided that the Company shall be obligated to reimburse Aron for any loss, costs and damages incurred or realized by Aron as a result of the restoration of such tank availability, including any such losses, costs or damages incurred or realized as a result of Aron’s terminating, liquidating, maintaining, obtaining or reestablishing any hedge or related trading positions in connection with such restoration of tank availability. For purposes of determining the aggregate volume of storage tanks that have ceased to be available at any time, the portion thereof that is based on the volume of storage tanks used for Products in the Asphalt Category shall not exceed the lesser of (i) the actual aggregate volume of such storage tanks that have ceased to be available at such time and (ii) the applicable maximum inventory level for the Asphalt Category at such time minus the aggregate volume of such storage tanks available at such time (but not less than zero).

ARTICLE 10

PAYMENT PROVISIONS

10.1 Interim Payments.

(a) For each day, Aron will calculate a provisional payment (each an “Interim Payment”) which:

(i) if such day is not a Monthly True-Up Date, shall equal (i) the greater of (A) zero and (B) the Cumulative Estimated Net Daily Settlement Amount as of such date minus the LC Threshold Amount as of such date, minus (ii) the Cumulative Interim Paid Amount as of such date; and

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(ii) if such day is a Monthly True-Up Date, shall be determined as follows:

(1) Upon the payment of any Monthly True-up Amount due on such day, Aron shall determine the Interim Reset Amount as of such Monthly True-Up Date;

(2) Aron shall calculate the Cumulative Estimated Net Daily Settlement Amount as of such date and the Cumulative Interim Paid Amount as of such date after giving effect to the payment of such Monthly True-up Amount and such Interim Reset Amount; and

(3) the Interim Payment for such Monthly True-up Date shall equal (i) the greater of (A) zero and (B) the Cumulative Estimated Net Daily Settlement Amount as of such date minus the LC Threshold Amount as of such date, minus (ii) the Cumulative Interim Paid Amount as of such date

(iii) For illustrative purposes only, Schedule FF sets forth an example of the computations contemplated by this Section 10.1(a). Such example is not, and is not intended to be, an indication or prediction of the actual results of the computations under this Section 10.1(a), but merely provides an illustration of the manner in which computations are to be made.

(b) For purposes of calculating Interim Payments, Aron shall determine, for each day, a daily settlement amount (“Daily Settlement Amount”) by applying the applicable Daily Prices per Schedule B to the Estimated Daily Net Product Sales for that day and the Estimated Daily Net Crude Sales, as defined below, plus an estimate of Ancillary Costs for such day to the extent not directly invoiced to the Company, in the manner illustrated on Schedule G and subject to the following terms and conditions:

(i) if inventory data needed for the applicable invoice date per Schedule G has not been reported Aron will reasonably use the inventory data for the day occurring during the thirty (30) day period preceding such calendar day that results in the largest Estimated Daily Net Crude Sales or the smallest Estimated Daily Net Product Sales (as the case may be);

provided that, if Aron determines a Daily Settlement Amount using any inventory data covered by the clause above or determines that any inventory data it has used in such determination was inaccurate, then Aron may, at its option, adjust future Daily Settlement Amounts (no more often than once per calendar week) to take account of any corrected inventory data or any inventory data that, if available, would have complied with clause (i) above.

(c) With respect to the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales,

(i) The Company shall, as of the end of each day, provide to Aron inventory reports in the form set forth on Schedule H, showing the quantity of

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Crude Oil held in Crude Storage Tanks and the quantities of Products held in Product Storage Tanks.

(d) For the purposes hereof,

(i) “Estimated Gathering Crude Value” for any day shall be the Estimated Gathering Tank Injections times (the closing settlement price on the NYMEX for the first nearby Light Sweet Crude Oil Futures Contracts minus $[*CONFIDENTIAL*]/bbl);

(ii) “Estimated Daily Net Crude Sales” for any day shall be the aggregate daily flow through meters R1, R2, and R3 times the applicable Daily Price per Schedule B minus the Estimated Gathering Crude Value minus Lion-Owned Rail Receipts times the applicable Daily Price per Schedule B; and

(iii) “Estimated Daily Net Product Sales” for any day and Product shall be the estimate for that day of the Product volume that equals (x) the aggregate volume of such Product held in the Product Storage Tanks at the end of such day, plus the aggregate volume of such Product held in the Included Third Party Storage Tanks at the end of such day, plus the Product Linefill at the end of such day, plus (y) the Daily Product Sales of such Product for such day, minus (z) the aggregate volume of such Product held in the Product Storage Tanks at the beginning of such day, plus the aggregate volume of such Product held in the Included Third Party Storage Tanks at the beginning of such day, plus the Product Linefill at the beginning of such day.

(e) For each day, Aron shall reasonably determine the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales, in a commercially reasonable manner based on the inventory data and otherwise in the manner contemplated by this Section 10.1 and Schedule G, and to the extent it deems appropriate taking into account such other data as may be relevant to the determination of such estimates.

(f) If Aron advises the Company of an Interim Payment on any Business Day, then the Company shall be obligated to pay such Interim Payment to Aron on the following Business Day.

(g) For any Business Day, the Interim Payment to be determined and advised by Aron shall be the Interim Payment for that day, provided that if such Business Day is followed by one or more non-Business Days (whether weekends or Bank Holidays), then Aron shall reasonably determine and advise to the Company the Interim Payment for that Business Day as well as the Interim Payment each of such following non-Business Days and all such Interim Payments shall be due on that Business Day.

(h) [Reserved.]

(i) With respect to the Deferred Interim Payment Amount, the parties agree that:

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(i) commencing with the Interim Payment due for the Initial Delivery Date and until such point as the aggregate amount of Interim Payments equals the Deferred Interim Payment Amount, such aggregate amount of Interim Payments shall be deferred so that the first [*CONFIDENTIAL*] of such payments so deferred shall not be required to be paid under Section 10.1, and shall be excluded from the Monthly True-up Amount calculation under Section 10.2, it being acknowledged that the amount referred to in this clause (1) shall not be due from the Company to Aron until the Termination Date hereunder, at which time such amount shall be due and payable in full (unless payment of such amount is accelerated under Article 18); and

(ii) So long as any portion of the Deferred Interim Payment Amount is being deferred pursuant to clause (i) above, it shall be counted as having been paid for purposes of determining any Interim Payments or Monthly True-up Amounts calculated hereunder (but without prejudice to such amounts being due as contemplated under clause (i) above.

10.2 Monthly True-up Amount.

(a) Aron will use commercially reasonable efforts to provide to the Company, within fifteen (15) Business Days after the end of any month, a calculation and appropriate documentation to support such calculation for such month for a monthly true-up payment (the “Monthly True-up Amount”). The Monthly True-up Amount for any month shall be equal to:

(i) the Cumulative Interim Paid Amount as of the then current Monthly True-up Date, minus

(ii) the Gross Monthly Crude Value (as defined on Schedule C); minus

(iii) the sum of the Gross Monthly Product Values (as defined on Schedule C), minus

(iv) the Ancillary Costs for such month, plus

(v) the Monthly Excluded Transaction Fee, plus

(vi) the Monthly Product Sales Adjustment, minus

(vii) the Monthly Cover Costs, plus

(viii) the Monthly Working Capital Adjustment, plus

(ix) any other amount then due from Aron to the Company under this Agreement or any other Transaction Document, minus

(x) any Excess LC Fee for such month, minus

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(xi) any other amount then due from the Company to Aron under this Agreement or any other Transaction Document.

If the Monthly True-up Amount is a positive number, such amount shall be reflected in the Interim Reset Amount, each as fixed as of the then current Monthly True Up Date pursuant to Section 10.1(a) above. If the Monthly True-up Amount is a negative number, then the absolute value thereof shall be due from the Company to Aron. The Company shall pay any Monthly True-up Amount due to Aron within two (2) Business Days after the Company’s receipt of the monthly invoice and all related documentation supporting the invoiced amount. Notwithstanding anything herein to the contrary, for purposes of determining the Monthly True-up Amount with respect to December 2013, the amounts under clauses (ii) and (iii) above shall be determined based on Schedule C as in effect under the Original Agreement immediately prior to the date hereof.

(b) For purposes of determining the amounts due under clauses (i) and (ii) of Section 10.2(a), the definitions and formulas set forth on Schedule C shall apply and for purposes of determining the amount due under clause (v) of Section 10.2(a), the definitions and formula set forth on Schedule L shall apply.

(c) For the purposes of determining the Monthly Product True-up Amount for April 2014 and May 2014, and notwithstanding anything to the contrary on Schedule C, the Parties agree that additional sums shall be owing from one Party to the other to reflect the net amounts that would have been due between the Parties had the Original Agreement expired on the Expiration Date thereof (including the purchase by the Company of Crude Oil and Products pursuant to the Step-out Inventory Sales Agreement contemplated thereby) and this Agreement had been entered into and became effective on the Adjustment Date (with the purchase by Aron on the Adjustment Date of Crude Oil and Products pursuant to a document comparable to the Step-in Inventory Sale Agreement), the calculation of such net amounts being illustrated on Schedule HH hereto. The amounts determined and payable under this Section 10.2(d) shall be included as part of the Monthly True-up Amounts for April 2014 and May 2014, which shall be payable in May 2014 and June 2014, respectively as further described in Schedule HH.

(d) In connection with determining the Monthly True-up Amount for any month, the Pricing Benchmarks with respect to the Asphalt Group are to be applied so as to implement the following further terms and conditions:

(i) For each month, an amount equal to 25% of the Gross Monthly Product Value (as defined in Schedule C) for Asphalt for such month shall be determined, which amount may be positive or negative;

(ii) The amount determined under clause (i) above for any month shall be added to the amounts determined for all prior months under clause (i) above (commencing with May 2011); and

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(iii) If the sum of the amounts determined under clause (ii) above is positive, such positive sum shall constitute a contingent payable due from Aron to the Company

(iv) If the sum of the amounts determined under clause (ii) above is negative, the absolute value of that sum shall constitute a contingent payable due from the Company to Aron;

(v) Any such contingent payable shall become due from one party to the other only upon termination of this Agreement, in which case such payable shall be settled together with all other amounts due to between the parties in connection with such termination; provided that in the case of termination pursuant to Article 19 hereof, such contingent payable shall be settled as contemplated by Article 19.

10.3 Annual Fee. As additional consideration for the arrangements contemplated hereby, the Company agrees to pay to Aron a fee equal to the Annual Fee for each twelve (12) month period during the Term, to be paid in equal quarterly installments, in arrears, on February 1, May 1, August 1 and November 1 of each year and the Termination Date. The Annual Fee shall be prorated for any periods of more or less than three months.

10.4 Invoices.

(a) Invoices shall be prepared and submitted in accordance to Schedule G.

(b) If the Company in good faith disputes the amount of any invoice issued by Aron relating to any amount payable hereunder (including Interim Payments, Monthly True-up Amounts or Ancillary Costs), it nonetheless shall pay Aron the full amount of such invoice by the due date and inform Aron in writing of the portion of the invoice with which it disagrees and why; provided that, to the extent that the Company promptly informs Aron of a calculation error that is obvious on its face, the Company shall pay Aron the undisputed amounts and may retain such disputed amount pending resolution of such dispute. The Parties shall cooperate in resolving the dispute expeditiously. If the Parties agree that the Company does not owe some or all of the disputed amount or as may be determined by a court pursuant to Article 23, Aron shall return such amount to the Company, together with interest at the Fed Funds Rate from the date such amount was paid, within two (2) Business Days from, as appropriate, the date of their agreement or the date of the final, non-appealable decision of such court. Following resolution of any such disputed amount, Aron will issue a corrected invoice and any residual payment that would be required thereby will be made by the appropriate Party within two (2) Business Days. To the extent that the Existing Procurement Contract permits disputed amounts to be retained pending resolution of disputes, the Parties agree to permit disputed amounts to be retained hereunder on the same terms, notwithstanding anything hereunder to the contrary.

10.5 Other Feedstocks. If Aron procures any catfeed or other non-Crude Oil feedstocks for the Company to run at the Refinery, the parties shall agree in connection with

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such procurement upon terms for incorporating the purchase of such feedstocks into the daily and monthly settlements contemplated by Sections 10.1 and 10.2 above.

10.6 Interest. Interest shall accrue on late payments under this Agreement at the Default Interest Rate from the date that payment is due until the date that payment is actually received by the party entitled to such payment.

10.7 Payment in Full in Same Day Funds. All payments to be made under this Agreement shall be made by telegraphic transfer of same day funds in U.S. Dollars to such bank account at such bank as the payee shall designate in writing to the payor from time to time. Except as expressly provided in this Agreement, all payments shall be made in full without discount, offset, withholding, counterclaim or deduction whatsoever for any claims which a Party may now have or hereafter acquire against the other Party, whether pursuant to the terms of this Agreement or otherwise.

ARTICLE 11

INDEPENDENT INSPECTORS; STANDARDS OF MEASUREMENT

11.1 Aron shall be entitled at Aron’s own cost and expense to have Supplier’s Inspector present at any time the Volume Determination Procedures are to be applied in accordance with the terms of this Agreement and to observe the conduct of Volume Determination Procedures.

11.2 In addition to its rights under Section 11.1, Aron may, from time to time during the Term of this Agreement, upon reasonable prior notice to the Company (which notice the Company shall forward to any applicable owners or operators) and at Aron’s own cost and expense, have Supplier’s Inspector conduct surveys and inspections of any of the Storage Facilities or observe any Crude Oil or Product transmission, handling, metering or other activities being conducted at such Storage Facilities or the Delivery Points; provided that such surveys, inspections and observations shall not materially interfere with the ordinary course of business being conducted at such Storage Facilities or the Refinery and shall be conducted in accordance with all applicable laws and permits.

11.3 In the event that recalibration of meters, gauges or other measurement equipment is requested by Aron, such as “strapping,” the Parties shall select a mutually agreeable certified and licensed independent petroleum inspection company (the “Independent Inspection Company”) to conduct such recalibration. The cost of the Independent Inspection Company is to be shared equally by the Company and Aron.

11.4 Standards of Measurement. All quantity determinations herein will be corrected to sixty (60) degrees Fahrenheit based on a U.S. gallon of two hundred thirty one (231) cubic inches and forty two (42) gallons to the Barrel, in accordance with the latest supplement or amendment to ASTM-IP petroleum measurement tables (Table 6A of ASTM-IP for Feedstocks and Table 6B of ASTM-IP for Products).

11.5 To the extent that the Company or LOTT receives any inventory reports relating to a survey of the quantity and quality of the physical inventory pursuant to the Stock Purchase

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Agreement or generated by any third party, Aron shall promptly receive the survey report generated thereunder, which report shall be addressed to Aron.

11.6 Each Party agrees to provide the other Parties with reasonable access to any reports and other information provided to it by third party service providers (including storage facilities and pipelines) with respect to volumes of Crude Oil and Products that are subject to this Agreement and held and/or transported by such third party service providers.

ARTICLE 12

FINANCIAL INFORMATION; CREDIT SUPPORT; AND ADEQUATE ASSURANCES

12.1 Provision of Financial Information. The Company shall provide Aron (i) within ninety (90) days following the end of each of its fiscal years, (a) a copy of the Annual Report on Form 10-K, containing audited consolidated financial statements of Delek US Holdings and its consolidated subsidiaries for such fiscal year certified by independent certified public accountants and (b) the balance sheet, statement of income and statement of cash flow of the Company for such fiscal year, as reviewed by the Company’s independent certified public accountants, and (ii) within sixty (60) days after the end of its first three fiscal quarters of each fiscal year, a copy of the quarterly report, containing unaudited consolidated financial statements Delek US Holdings and its consolidated subsidiaries for such fiscal quarter; provided that so long as Delek US Holdings is required to make public filings of its quarterly and annual financial results pursuant to the Exchange Act, such filings are available on the SEC’s EDGAR database and such filings are made in a timely manner, then the Company will not be required to provide such annual or quarterly financial reports of Delek US Holdings to Aron. In all cases the statements shall be for the most recent accounting period and prepared in accordance with GAAP or such other principles then in effect.

12.2 Additional Information. Upon reasonable notice, the Company shall provide to Aron such additional information as Aron may reasonably request to enable it to ascertain the current financial condition of the Company, including product reports substantially in the form of Schedule S.

12.3 Notification of Certain Events. The Company shall notify Aron within one (1) Business Day after learning of any of the following events:

(a) The Company’s or any of its Affiliates’ binding agreement to sell, lease, sublease, transfer or otherwise dispose of, or grant any Person (including an Affiliate) an option to acquire, in one transaction or a series of related transactions, all or a material portion of the Refinery assets; or

(b) The Company’s or any of its Affiliates’ binding agreement to consolidate or amalgamate with, merge with or into, or transfer all or substantially all of its assets to, another entity (including an Affiliate).

(c) An early termination of or any notice of “event of default” under any Base Agreement.

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(d) An early termination of or any notice of “event of default” under the Guarantee.

(e) An amendment to any Existing Financing Agreement or any other Financing Agreement.

(f) The execution of any agreement or other instrument or the announcement of any transaction or proposed transaction by the Guarantor or any of its Affiliates relating to a Change of Control of the Guarantor.

12.4 Credit Support.

(a) Guarantee. As a condition to Aron’s entering into this Agreement, the Company has agreed to provide the Guarantee to Aron, as credit support for the prompt and complete performance and payment of all of the Company’s obligations hereunder, and all costs and expenses (including but not limited to the reasonable costs, expenses, and external attorneys’ fees of Aron) of amending and maintaining the Guarantee shall be borne by the Company.

(b) Letters of Credit.

(i) The Company may, from time to time, provide to Aron one or more Letters of Credit as additional credit support and margin for or to secure prompt and complete payment and performance of all of the Company’s and LOTT’s obligations hereunder; provided that all costs and expenses (including but not limited to the reasonable costs, expenses, and external attorneys’ fees of Aron) of establishing, renewing, substituting, canceling, increasing, and reducing the amount of (as the case may be) the Letters of Credit shall be borne by the Company.

(ii) A Letter of Credit shall provide that Aron may draw upon the Letter of Credit in an amount (up to the face amount for which the Letter of Credit has been issued) that is equal to all amounts that are due and owing from the Company or LOTT but have not been paid to Aron within the time allowed for such payments under this Agreement or any other Transaction Document (including any related notice or grace period or both). A Letter of Credit shall provide that a drawing shall be made on the Letter of Credit upon submission to the bank issuing the Letter of Credit of one or more certificates specifying the amounts due and owing to Aron in accordance with the specific requirements of the Letter of Credit.

(iii) If the Company shall fail to renew, extend or replace a Letter of Credit more than twenty (20) Business Days prior to its expiry date, then Aron may draw on the entire, undrawn portion of such outstanding Letter of Credit upon submission to the bank issuing such Letter of Credit of one or more certificates specifying the amounts due and owing to Aron in accordance with the specific requirements of the Letter of Credit. Any proceeds received as a result of such drawing may, in Aron’s discretion, be applied in payment of any amount due

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to Aron hereunder or under the other Transactions Documents (including any amount being due under Section 10.1(g)(iv) above) or retained as additional cash collateral and margin to secure the prompt and complete the payment and performance of, all of the Company’s and LOTT’s obligations hereunder. The Company shall remain liable for any amounts due and owing to Aron and remaining unpaid after the application of the amounts so drawn by Aron.

(c) Nothing in this Section 12.4 shall limit any rights of Aron under any other provision of this Agreement, including under Article 18 below.

12.5 Adequate Assurances. If, during the Term of this Agreement, a Material Adverse Change has occurred with respect to the Company and is continuing, then Aron may notify the Company thereof and demand in writing that the Company provide to Aron adequate assurance of the Company’s ability to perform its obligations hereunder. Such adequate assurance (the “Adequate Assurance”) may take the form of a prepayment from the Company to Aron in such amount as Aron reasonably deems sufficient, a provision of additional credit support in the form of letters of credit, third party guaranties and/or collateral security in such forms and amount and provided by such parties as Aron reasonably deems sufficient or such other form of assurance as Aron reasonably deems sufficient, in each case taking into account such Material Adverse Change. If such adequate assurance is not received within ten (10) Business Days after such demand by Aron, then such failure shall constitute an Event of Default by the Company under clause (g) of Section 18.1.

ARTICLE 13

REFINERY TURNAROUND, MAINTENANCE AND CLOSURE

13.1 The Company shall promptly notify Aron in writing of the date for which any maintenance or turnaround at the Refinery has been scheduled, or any revision to previously scheduled maintenance or turnaround, which may impair receipts of Crude Oil at the Refinery or the Storage Facilities, the processing of Crude Oil in the Refinery or the delivery of Products to Aron or by Aron to the Company or any third parties; provided that, (i) promptly after the Company completes its annual business plan with respect to any year, it shall notify Aron of any such maintenance or turnaround contemplated with respect to such year and (ii) the Company shall give Aron at least two (2) months’ prior written notice of any such scheduled maintenance or turnaround other than with respect to maintenance and turnaround currently scheduled to occur in the first calendar quarter of 2014.

13.2 The Company shall promptly notify Aron orally (followed by prompt written notice) of any previously unscheduled material downtime, maintenance or turnaround and its expected duration.

13.3 In the event of a scheduled shutdown of the Refinery, the Company shall, to the extent feasible, complete processing of all Crude Oil being charged to, processed at or consumed in the Refinery at that time.

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ARTICLE 14

TAXES

14.1 The Company shall pay and indemnify and hold Aron harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Aron directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that the Company is not permitted to pay such Taxes, the amount due hereunder shall be adjusted such that the Company shall bear the economic burden of the Taxes. The Company shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Aron. To the extent Aron is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by the Company in accordance with this Agreement, unless the Company is exempt from such Taxes and furnishes Aron with a certificate of exemption; provided, however, that (i) the failure of Aron to separately state or collect Taxes from the Company shall not alter the liability of the Company for Taxes and (ii) Aron shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from the Company. Aron shall be responsible for all taxes imposed on Aron’s net income.

14.2 If the Company disagrees with Aron’s determination that any Tax is due with respect to transactions under this Agreement, the Company shall have the right to seek a binding administrative determination from the applicable taxing authority, or, alternatively, the Company shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Aron for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Aron agrees to reasonably cooperate with the Company, at the Company’s cost and expense, in the event the Company determines to contest any such Taxes.

14.3 The Company and Aron shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Aron with respect to such asserted liability shall be under Aron’s direction, but the Company shall be consulted. Any legal proceedings or any other action against the Company with respect to such asserted liability shall be under the Company’s direction, but Aron shall be consulted. In any event, the Company and Aron shall fully cooperate with each other as to the asserted liability. Each Party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.

14.4 Any other provision of this Agreement to the contrary notwithstanding, this Article 14 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.

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ARTICLE 15

INSURANCE

15.1 Insurance Coverages. The Company shall procure and maintain in full force and effect throughout the Term of this Agreement insurance coverages of the following types and amounts and with insurance or reinsurance companies rated not less than A- by A.M. Best, or otherwise equivalent in respect of the Company’s properties and operations:

(a) Property damage coverage on an “all risk” basis in an amount sufficient to cover the market value or potential full replacement cost of all Crude Oil and Products owned by Aron or the Company Parties in inventory at any location hereunder. In the event that the market value or potential full replacement cost of all Crude Oil and Products exceeds the insurance limits available or the insurance limits available at commercially reasonable rates in the insurance marketplace, the Company will maintain the highest insurance limit available at commercially reasonable rates; provided, however, that the Company will promptly notify Aron of the Company’s inability to fully insure any Crude Oil and Products and provide full details of such inability. Such policies shall be endorsed to name Aron as a loss payee with respect to any of Aron’s Crude Oil or Product in the care, custody or control of the Company. Notwithstanding anything to the contrary herein, Aron, may, at its option and its sole expense, endeavor to procure and provide such property damage coverage for the Crude Oil and Products; provided that, to the extent any such insurance is duplicative with insurance procured by the Company, the insurance procured by the Company shall in all cases represent, and be written to be, the primary coverage.

(b) Comprehensive or commercial general liability coverage and umbrella or excess liability coverage, which includes bodily injury, broad form property damage and contractual liability, products and completed operations liability and “sudden and accidental pollution” liability coverage in the minimum amounts indicated on Schedule F. Such policies shall include Aron as an additional insured with respect to any of Aron’s Crude Oil or Products in the care, custody or control of the Company.

15.2 Additional Insurance Requirements.

(a) The foregoing policies shall include an endorsement that the underwriters waive all rights of subrogation against Aron.

(b) The Company shall cause its insurance carriers to furnish Aron with insurance certificates, in ACORD form or equivalent, evidencing the existence of the coverages and the endorsements required above. The Company shall provide thirty (30) days’ written notice prior to cancellation of insurance becoming effective. The Company also shall provide renewal certificates within thirty (30) days before expiration of the policy.

(c) The mere purchase and existence of insurance does not reduce or release either Party from any liability incurred or assumed under this Agreement.

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(d) The Company shall comply with all notice and reporting requirements in the foregoing policies and timely pay all premiums.

ARTICLE 16

FORCE MAJEURE

16.1 If a Party is rendered unable by an event of Force Majeure to perform in whole or in part any obligation or condition of this Agreement (the “Affected Party”), it shall not be liable to the other Party to perform such obligation or condition (except for payment and indemnification obligations) for so long as the event of Force Majeure exists and to the extent that performance is prevented or materially hindered by such event of Force Majeure; provided, however, that the Affected Party shall use any commercially reasonable efforts to mitigate, avoid or remove the event of Force Majeure. During the period that performance by the Affected Party of a part or whole of its obligations has been suspended by reason of an event of Force Majeure, the other Party (the “Non-Affected Party”) likewise may suspend the performance of all or a part of its obligations to the extent that such suspension is commercially reasonable, except for any payment and indemnification obligations. The Parties acknowledge that if, as a result of a Force Majeure, the Company were to suspend its receipt and/or processing of Crude Oil, then Aron would be entitled to suspend, to a comparable extent, its purchasing of Products. To the extent that Aron is unable to perform hereunder as a result of any event of Force Majeure as described in the last sentence of the definition of such term set forth above, such event shall constitute a material hindrance for purposes of this Section 16.

16.2 The Affected Party shall give prompt notice to the Non-Affected Party of its declaration of an event of Force Majeure, to be followed by written notice within twenty-four (24) hours after receiving notice of the occurrence of a Force Majeure event, including, to the extent feasible, the details and the expected duration of the Force Majeure event and the volume of Crude Oil or Products affected. The Affected Party also shall promptly notify the Non-Affected Party when the event of Force Majeure is terminated. However, the failure or inability of the Affected Party to provide such notice within the time periods specified above shall not preclude it from declaring an event of Force Majeure.

16.3 In the event the Affected Party’s performance is suspended due to an event of Force Majeure in excess of ninety (90) consecutive days after the date that notice of such event is given, and so long as such event is continuing, the Non-Affected Party, in its sole discretion, may terminate or curtail its obligations under this Agreement affected by such event of Force Majeure (the “Affected Obligations”) by giving notice of such termination or curtailment to the Affected Party, and neither Party shall have any further liability to the other in respect of such Affected Obligations to the extent terminated or curtailed, except for the rights and remedies previously accrued under this Agreement, any payment and indemnification obligations by either Party under this Agreement and the obligations set forth in Article 19.

16.4 If any Affected Obligation is not terminated pursuant to this Article 16 or any other provision of this Agreement, performance shall resume to the extent made possible by the end or amelioration of the event of Force Majeure in accordance with the terms of this Agreement; provided, however, that the term of this Agreement shall not be extended.

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16.5 The Parties acknowledge and agree that the right of Aron to declare a Force Majeure based upon any failure by a Third Party Supplier to deliver Crude Oil under a Procurement Contract is solely for purposes of determining the respective rights and obligations as between Aron and the Company with respect to any Crude Oil delivery affected thereby, and any such declaration shall not excuse the default of such Third Party Supplier under one or more Procurement Contracts. Any claims that Aron may have as a result of such Third Party Supplier’s failure shall be subject to Section 5.9 and any other applicable provisions of this Agreement relating to claims against third parties.

16.6 If at any time during the Term any of the Required Storage and Transportation Arrangements cease to be in effect (in whole or in part) or any of the Included Crude Pipeline, Included Product Pipeline or Included Third Party Storage Tanks cease, in whole or in part, to be available to Aron pursuant to the Required Storage and Transportation Arrangements, and the foregoing is a result of or attributable to any owner or operator of the Included Crude Pipeline, Included Product Pipeline or Included Third Party Storage Tanks becoming Bankrupt or breaching or defaulting in any of its obligations relating to the Required Storage and Transportation Arrangements, then:

(a) The Company shall promptly use commercially reasonable efforts to establish for Aron’s benefit alternative and/or replacement storage and transportation arrangements no less favorable to Aron (in Aron’s reasonable judgment) than those that have ceased to be available;

(b) Until such alternative and/or replacement arrangements complying with clause (a) above have been established, each Party shall be deemed to have been affected by an event of Force Majeure and its obligations under this Agreement shall be curtailed to the extent such performance is prevented or materially hindered by such lack of effectiveness of any Required Storage and Transportation Arrangements or the availability of any pipeline or storage facility related thereto; and

(c) Without limiting the generality of the foregoing, in no event shall Aron have any obligation under or in connection with this Agreement to store Crude Oil or Product in any pipeline or store Crude Oil or Product in any storage facility at any time from and after the owner or operator thereof becoming Bankrupt.

ARTICLE 17

REPRESENTATIONS, WARRANTIES AND COVENANTS

17.1 Mutual Representations. Each Party represents and warrants to the other Party as of the Commencement Date and each sale of Crude Oil hereunder, that:

(a) It is an “Eligible Contract Participant” as defined in Section 1a(18) of the Commodity Exchange Act, as amended.

(b) It is a “forward contract merchant” in respect of this Agreement and this Agreement and each sale of Crude Oil or Products hereunder constitutes a “forward contract,” as such term is used in Section 556 of the Bankruptcy Code.

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(c) It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and in good standing under such laws.

(d) It has the corporate, governmental or other legal capacity, authority and power to execute and deliver the Transaction Documents and to perform its obligations under this Agreement, and has taken all necessary action to authorize the foregoing.

(e) The execution, delivery and performance of the Transaction Documents and the performance of its obligations thereunder and the consummation of the transactions contemplated thereby do not violate or conflict with any Applicable Law, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

(f) All governmental and other authorizations, approvals, consents, notices and filings that are required to have been obtained or submitted by it with respect to the Transaction Documents have been obtained or submitted are in full force and effect, and all conditions of any such authorizations, approvals, consents, notices and filings have been complied with.

(g) Its obligations under the Transaction Documents constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law).

(h) No Event of Default or Default has occurred and is continuing, and no such event or circumstance would occur as a result of its entering into or performing its obligations under the Transaction Documents.

(i) There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, Governmental Authority, official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or its ability to perform its obligations under the Transaction Documents.

(j) It is not relying upon any representations of the other Party other than those expressly set forth in this Agreement.

(k) It has entered into this Agreement as principal (and not as advisor, agent, broker or in any other capacity, fiduciary or otherwise), with a full understanding of the material terms and risks of the same, and is capable of assuming those risks.

(l) It has made its trading and investment decisions (including their suitability) based upon its own judgment and any advice from its advisors as it has deemed necessary and not in reliance upon any view expressed by the other Party.

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(m) The other Party (i) is acting solely in the capacity of an arm’s-length contractual counterparty with respect to this Agreement, (ii) is not acting as a financial advisor or fiduciary or in any similar capacity with respect to this Agreement and (iii) has not given to it any assurance or guarantee as to the expected performance or result of this Agreement.

(n) It is not bound by any agreement that would preclude or hinder its execution, delivery, or performance of this Agreement.

(o) Neither it nor any of its Affiliates has been contacted by or negotiated with any finder, broker or other intermediary in connection with the sale of Crude Oil or Products hereunder who is entitled to any compensation with respect thereto.

None of its directors, officers, employees or agents or those of its Affiliates has received or will receive any commission, fee, rebate, gift or entertainment of significant value in connection with this Agreement.

17.2 Company’s and LOTT’s Representations and Covenants. The Company Parties represent and warrant to and agree with Aron as follows:

(a) The Company and LOTT (each, a “Company Party,” and collectively, the “Company Parties”) have delivered true and complete copies of the Base Agreements and Required Storage and Transportation Arrangements and all amendments thereto to Aron.

(b) Each Company Party shall in all material respects continue to perform its obligations under and comply with the terms of the Base Agreements and Required Storage and Transportation Arrangements.

(c) Each Company Party shall maintain and pursue diligently all its material rights under the Base Agreements and Required Storage and Transportation Arrangements and take all reasonable steps to enforce any rights granted to the applicable Company Party thereunder.

(d) Neither Company Party shall modify, amend or waive rights arising under the Base Agreements or Required Storage and Transportation Arrangements without the prior written consent of Aron; provided, however, that if a Company Party provides Aron with notice, the Company Party may make such modifications or amendments, including extensions or elections under any of the foregoing, that do not adversely affect Aron’s rights thereunder or otherwise interfere with Aron’s rights to use the Pipeline Systems and Included Third Party Storage Tanks subject thereto without the prior written consent of Aron.

(e) Neither Company Party shall cause or permit any of the Crude Oil or Products held at the Included Locations to become subject to any liens or encumbrances, other than Permitted Liens.

(f) The Company has delivered true and complete copies of the Existing Financing Agreements and all amendments thereto to Aron.

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(g) The Company shall not modify or amend (including any extensions of or elections under), or waive any rights arising under, any Existing Financing Agreement without the prior written consent of Aron, if doing so would (i) adversely affect in any respect any of Aron’s rights or remedies under this Agreement or the other Transaction Documents or (ii) cause such Existing Financing Agreement to no longer satisfy the conditions set forth in Section 2.1(f) and Section 2.1(g) above, including, without limitation, the recognition that Aron is the owner of Crude Oil and Products to the extent contemplated hereby and by the other Transaction Documents, free and clear of any liens of any lender or other creditor that is party to such Financing Agreement, other than Permitted Liens.

(h) The Company Parties represent and warrant that to their knowledge, none of its Affiliates are party to any credit agreement, indenture or other financing agreement under which the Company Parties or any of their subsidiaries may incur or become liable for indebtedness for borrowed money (including capitalized lease obligations and reimbursement obligations with respect to letters of credit) but only if the covenants thereunder limit or otherwise apply to any of the business, assets or operations of the Company or LOTT.

(i) The Company Parties represent and warrant that, to their knowledge, Schedule U hereto contains a complete list of all storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company or LOTT (the “Available Storage and Transportation Facilities”).

(j) Neither Company Party shall, from and after the Effective Date, enter into any Financing Agreement (an “Additional Financing Agreement”) unless such Additional Financing Agreement, at the time it is entered into, (i) contains provisions that recognize the respective rights and obligations of the Parties under this Agreement and the other Transaction Documents, (ii) does not adversely affect in any respect any of Aron’s rights or remedies under this Agreement or the other Transaction Documents and (iii) satisfies the conditions in Section 2.1(f) and Section 2.1(g) to the same extent as if such Additional Financing Agreement were an Existing Financing Agreement, including, without limitation, the recognition that Aron is the owner of Crude Oil and Products to the extent contemplated hereby and by the other Transaction Documents, free and clear of any liens of any lender or other creditor that is party to such Financing Agreement, other than Permitted Liens. Neither Company Party shall modify or amend (including any extensions of or elections under), or waive any rights arising under, any Additional Financing Agreement without the prior written consent of Aron, if doing so would (i) adversely affect in any respect any of Aron’s rights or remedies under this Agreement or the other Transaction Documents or (ii) cause such Additional Financing Agreement to no longer satisfy the conditions set forth in Section 2.1(f) and Section 2.1(g) above to the same extent as if such Additional Financing Agreement were an Existing Financing Agreement, including, without limitation, the recognition that Aron is the owner of Crude Oil and Products to the extent contemplated hereby and by the other Transaction Documents, free and clear of any liens of any lender or other creditor that is party to such Financing Agreement, other than Permitted Liens.

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(k) (i) To the extent deemed necessary or appropriate by Aron, the Company shall cause acknowledgements and/or releases (including without limitation, amendments or termination of UCC financing statements), in form and substance satisfactory to Aron, to be duly executed by lenders or other creditors that are party to Existing Financing Agreements, confirming the release of any lien in favor of such lender or other creditor that might apply to or be deemed to apply to any Crude Oil and/or Products of which Aron is the owner as contemplated by this Agreement and the other Transaction Documents and agreeing to provide Aron with such further documentation as it may reasonably request in order to confirm the foregoing; and

(ii) With respect to the Acknowledgement Agreement, dated as of April 29, 2011, among Aron, the Company Parties, Bank Leumi USA (in its capacity as collateral agent for certain lenders, the “Bank Collateral Agent”) and Goldman Sachs Lending Partners LLC (in its capacity as collateral agent in connection with certain letter of credit reimbursement obligations, the “LC Collateral Agent”) which was originally delivered on the Commencement Date (the “Company Acknowledgement Agreement”) and the Acknowledgement Agreement, dated as of November 7, 2012, among Aron, Delek MLP, Sala, El Dorado, Magnolia, Delek Operating and Fifth Third Bank, as administrative agent under the “Credit Agreement” referenced therein (the “Administrative Agent”) (the “MLP Acknowledgement Agreement”), and without limiting the generality of Section 17.2(k)(i) above, the Company Parties (A) represent and warrant that, as of the date hereof, the Company Acknowledgement Agreement and the MLP Acknowledgement Agreement (collectively, the “Acknowledgement Agreements”) have been amended or amended and restated so that, to the extent deemed necessary or appropriate by Aron, all Included Locations and the Crude Oil and Products held therein by Aron, are acknowledged thereunder (and, in the case of the Company Acknowledgement Agreement, replacing Bank Leumi USA with Bank Hapoalim to account for the refinancing of the Existing Financing Agreement) and (B) covenant that from and after the date hereof they will promptly cause the Acknowledgement Agreements to be further amended or amended and restated, to the extent deemed necessary or appropriate by Aron, to acknowledge any locations hereafter added as Included Locations hereunder (together with Crude Oil and Products held therein by Aron).

(l) The Company Parties represent and warrant that the Storage Facilities have been maintained, repaired, inspected and serviced such that they are in good working order and repair. The Company hereby represents, warrants and covenants that it will take commercially reasonable actions (or cause others to take commercially reasonable actions) to maintain, repair, inspect and service the Storage Facilities in accordance with industry standards.

(m) In the case of any Bankruptcy with respect to a Company Party, and to the extent permitted by applicable law, the Company Party intends that (i) Aron’s right to liquidate, collect, net and set off rights and obligations under this Agreement and liquidate and terminate this Agreement shall not be stayed, avoided, or otherwise limited by the Bankruptcy Code, including sections 362(a), 547, 548 or 553 thereof; (ii) Aron shall be entitled to the rights, remedies and protections afforded by and under, among

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other sections, sections 362(b)(6), 362(b)(17), 362((b)(27), 362(o), 546(e), 546(g), 546(j), 548(d), 553, 556, 560, 561 and 562 of the Bankruptcy Code; and (iii) any cash, securities or other property provided as performance assurance, credit, support or collateral with respect to the transactions contemplated hereby shall constitute “margin payments” as defined in section 101(38) of the Bankruptcy Code and all payments for, under or in connection with the transactions contemplated hereby, shall constitute “settlement payments” as defined in section 101(51A) of the Bankruptcy Code.

(n) The Company Parties agree that they shall have no interest in or the right to dispose of, and shall not permit the creation of, or suffer to exist, any security interest, lien, encumbrance, charge or other claim of any nature, other than Permitted Liens, with respect to any quantities of Crude Oil prior to the delivery thereof by Aron to the Company at the Crude Delivery Point or any quantities of Products after delivery thereof to Aron at the Products Delivery Point (collectively, “Aron’s Property”). The Company Parties authorize Aron to file at any time and from time to time any Uniform Commercial Code financing statements describing the quantities of Aron’s Property subject to this Agreement and Aron’s ownership thereof and title thereto, and the Company Parties hereby authorizes Aron to file (with or without the Company’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to Aron, as Aron may reasonably request, to provide public notice of Aron’s ownership of and title to the quantities of Aron’s Property subject to this Agreement and to otherwise protect Aron’s interest therein.

(o) As additional security for the prompt and complete payment and performance of all obligations of the Company Parties arising hereunder or under the other Transaction Documents and under all transactions contemplated thereby (collectively, the “Obligations”), the Company Parties hereby grant to Aron a present and continuing security interest in all of such Company Parties’ right, title and interest in, to and under all crude oil, refined petroleum products and other hydrocarbons inventory from time to time owned by either Company Party, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the “Inventory Collateral”). Each Company Party hereby authorizes Aron to file at any time and from time to time any financing statements describing the Inventory Collateral, and each Company Party hereby authorizes Aron to file (with or without such Company Party’s signature), at any time and from time to time, all amendments to financing statements, continuation financing statements, termination statements, notices and all other documents and instruments, in form satisfactory to Aron, as Aron may reasonably request, to maintain the priority and perfection or provide notice of Aron’s security interest in the Inventory Collateral and to accomplish the purposes of this Agreement. With respect to the Inventory Collateral, each Company Party (i) represents and warrants that (A) its chief executive office and principal place of business (as of the date of this Agreement) is located at the address set forth in the introductory paragraph of this Agreement, and all other locations (as of the date of this Agreement) where such Company Party conducts business or Inventory Collateral is kept are set forth in the introductory paragraph of this Agreement, and (B) this Section 17.2(o) creates an enforceable security interest in the Inventory Collateral in favor of Aron and, upon filing

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the initial financing statements contemplated above, Aron shall have a perfected, first priority lien on and security interest in the Inventory Collateral and (ii) covenants and agrees that, so long as this Agreement or any Transaction Documents remain in effect or any Obligations remain unsatisfied, it will not create, agree or consent to any Liens on the Inventory Collateral (other than the lien granted to Aron hereunder) other than Permitted Liens. Upon the occurrence and during the continuance of any Event of Default with respect to a Company Party, Aron shall have, in addition to all other rights and remedies granted to it in this Agreement or any other Transaction Document, all the rights and remedies of a secured party under the UCC and other applicable laws.

(p) With respect to all Required Storage and Transportation Arrangements in which the party providing the storage or transportation services is an Affiliate of the Company, the Company and LOTT shall cause such Affiliate to perform its obligations under such Required Storage and Transportation Arrangement.

(q) With respect to the Required MLP Arrangements,

(i) no later than the date on which such Required MLP Arrangements become effective, the Company and LOTT shall have procured from the secured creditors of Delek MLP and delivered to Aron, access agreements duly executed by such secured creditors and in form and substance reasonably satisfactory to Aron, granting Aron access to the plant, property and equipment upon which such secured creditors have a lien with respect to any Crude Oil and/or Products of Aron’s from time to time located in or at such plant, property and equipment; and

(ii) to the fullest extent permitted by Applicable Law, cause Delek MLP and its subsidiaries that are parties to such Required MLP Arrangements to make the full capacity of the pipelines and storage facilities available pursuant thereto to Aron for purposes of this Agreement and the transactions contemplated hereby and by the other Transaction Documents.

17.3 Acknowledgment. The Company Parties acknowledge and agree that (1) Aron is a merchant of Crude Oil and Products and may, from time to time, be dealing with prospective counterparties, or pursuing trading or hedging strategies, in connection with aspects of Aron’s business which are unrelated hereto and that such dealings and such trading or hedging strategies may be different from or opposite to those being pursued by or for either Company Party, (2) Aron may, in its sole discretion, determine whether to advise the Company Party of any potential transaction with a Third Party Supplier and prior to advising the Company Party of any such potential transaction Aron may, in its discretion, determine not to pursue such transaction or to pursue such transaction in connection with another aspect of Aron’s business and Aron shall have no liability of any nature to either Company Party as a result of any such determination, (3) Aron has no fiduciary or trust obligations of any nature with respect to the Refinery or either Company Party or any of its Affiliates, (4) Aron may enter into transactions and purchase Crude Oil or Products for its own account or the account of others at prices more favorable than those being paid by either Company Party hereunder and (5) nothing herein shall be construed to prevent Aron, or any of its partners, officers, employees or Affiliates, in any way from

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purchasing, selling or otherwise trading in Crude Oil, Products or any other commodity for its or their own account or for the account of others, whether prior to, simultaneously with or subsequent to any transaction under this Agreement.

ARTICLE 18

DEFAULT AND TERMINATION

18.1 Events of Default. Notwithstanding any other provision of this Agreement, the occurrence of any of the following shall constitute an “Event of Default”:

(a) Any Party fails to make payment when due (i) under Article 10, Article 19 or any Company Purchase Agreement within one (1) Business Day after a written demand therefor or (ii) under any other provision hereof or any other Transaction Document within five (5) Business Days; or

(b) Other than a default described in Sections 18.1(a) and 18.1(c), any Party fails to perform any material obligation or covenant to the other under this Agreement or any other Transaction Document, which is not cured to the reasonable satisfaction of any other Party (in its sole discretion) within ten (10) Business Days after the date that such Party receives written notice that such obligation or covenant has not been performed; or

(c) Any Party breaches any material representation or material warranty made or repeated or deemed to have been made or repeated by the Party, or any warranty or representation proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated under any Transaction Document; provided, however, that if such breach is curable, such breach is not cured to the reasonable satisfaction of the other Party within ten (10) Business Days after the date that such Party receives notice that corrective action is needed; or

(d) Any Party becomes Bankrupt; or

(e) Any Party or any of its Designated Affiliates (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or any early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three (3) Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf); or

(f) (i) Either Company Party fails in a material respect to perform its obligations under, comply with, or maintain a Base Agreement or the Required Storage and Transportation Arrangements; or (ii) either Company Party breaches in a material respect its obligations under Section 9.5(d) or Section 17.2(e);

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(g) A Company Party or any of its Affiliates sells, leases, subleases, transfers or otherwise disposes of, in one transaction or a series of related transactions, all or a material portion of the assets of the Refinery; or

(h) The Company or LOTT (i) consolidates or amalgamates with, merges with or into, or transfers all or substantially all of its assets to, another entity (including an Affiliate) or any such consolidation, amalgamation, merger or transfer is consummated, and (ii)(A) the successor entity resulting from any such consolidation, amalgamation or merger or the Person that otherwise acquires all or substantially all of the assets of the Company or LOTT does not assume, in a manner satisfactory to Aron, all of the Company’s obligations hereunder and under the other Transaction Documents, or (B) in the reasonable judgment of Aron, the creditworthiness of the resulting, surviving or transferee entity, taking into account any guaranties, is materially weaker than the Company immediately prior to the consolidation, amalgamation, merger or transfer; or

(i) The Company fails to provide Adequate Assurance in accordance with Section 12.5; or

(j) There shall occur either (A) a default, event of default or other similar condition or event (however described) in respect of either Company Party or any of its Affiliates under one or more agreements or instruments relating to Specified Indebtedness in an aggregate amount of not less than [*CONFIDENTIAL*] which has resulted in such Specified Indebtedness becoming due and payable under such agreements and instruments before it would have otherwise been due and payable or (B) a default by either Company Party (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than [*CONFIDENTIAL*] under such agreements or instruments (after giving effect to any applicable notice requirement or grace period); or

(k) An “Event of Default” has occurred under any of the Existing Financing Agreements or any other Financing Agreements; or

(l) Any of the parties under any of the Existing Financing Agreements or any other Financing Agreements shall disaffirm, disclaim, repudiate or reject, in whole or in part, or challenge the validity of this Agreement; or

(m) Any of the following: (i) the Guarantor fails to perform or otherwise defaults in any obligation under the Guarantee, (ii) the Guarantor becomes Bankrupt, (iii) the Guarantee expires or terminates or ceases to be in full force and effect prior to the satisfaction of all obligations of the Company, LOTT or any other subsidiary of the Company to Aron under this Agreement and the other Transaction Documents, (iv) the Guarantor disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, the Guarantee or (v) a Change of Control occurs.

The Company shall be the Defaulting Party upon the occurrence of any of the events described in clauses (f)-(m) (inclusive) above. If any of the events described in clauses (a) – (e) occurs with

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respect to or is caused by LOTT or any other subsidiary of the Company, the Company shall be the Defaulting Party upon the occurrence of such event.

18.2 Remedies Upon Event of Default.

(a) Notwithstanding any other provision of this Agreement, if any Event of Default with respect to a Company, on the one hand, or Aron, on the other hand (such defaulting Party, the “Defaulting Party”) has occurred and is continuing, Aron (where the Company is the Defaulting Party) or the Company (where Aron is the Defaulting Party) (such non-defaulting Party or Parties, the “Non-Defaulting Party”) may, without notice, (i) declare all of the Defaulting Party’s obligations under this Agreement to be forthwith due and payable, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Defaulting Party and/or (ii) subject to Section 18.2(c), exercise any rights and remedies provided or available to the Non-Defaulting Party under this Agreement or at law or equity, including all remedies provided under the Uniform Commercial Code and as provided under this Section 18.2.

(b) Notwithstanding any other provision of this Agreement, if an Event of Default has occurred and is continuing with respect to the Defaulting Party, the Non-Defaulting Party shall have the right, immediately and at any time(s) thereafter, to terminate this Agreement (and any other contract or agreement that may then be outstanding among the Parties that relates specifically to this Agreement, including any Transaction Document) and, subject to Section 18.2(c), to liquidate and terminate any or all rights and obligations under this Agreement. The Settlement Amount (as defined below) shall be calculated in a commercially reasonable manner based on such liquidated and terminated rights and obligations and shall be payable by one Party to the others. The “Settlement Amount” shall mean the amount, expressed in U.S. Dollars, of losses and costs that are or would be incurred by the Non-Defaulting Party (expressed as a positive number) or gains that are or would be realized by the Non-Defaulting Party (expressed as a negative number) as a result of the liquidation and termination of all rights and obligations under this Agreement. The determination of the Settlement Amount shall include (without duplication): (w) all reasonable losses and costs (or gains) incurred or realized by the Non-Defaulting Party, as a result of the Non-Defaulting Party’s terminating, liquidating, maintaining, obtaining or reestablishing any hedge or related trading positions in connection with such termination, (x) the losses and costs (or gains) incurred or realized by the Non-Defaulting Party in terminating, transferring, redeploying or otherwise modifying any outstanding Procurement Contracts, (y) the losses and costs (or gains) incurred or realized by the Non-Defaulting Party to the extent it elects to dispose of any Crude Oil or Product inventories maintained for purposes of this Agreement and (z) if Aron is the Non-Defaulting Party, an amount equal to the Remaining Annual Fee. If the Settlement Amount is a positive number it shall be due to the Non-Defaulting Party and if it is a negative number, the absolute value thereof shall be due to the Defaulting Party.

(c) The Settlement Amount shall be determined by the Non-Defaulting Party, acting in good faith, in a commercially reasonable manner. The Non-Defaulting Party shall determine the Settlement Amount commencing as of the date on which such

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termination occurs by reference to such futures, forward, swap and options markets as it shall select in its commercially reasonable judgment; provided that the Non-Defaulting Party is not required to effect such terminations and/or determine the Settlement Amount on a single day, but rather may effect such terminations and determine the Settlement Amount over a commercially reasonable period of time. In calculating the Settlement Amount, the Non-Defaulting Party shall discount to present value (in any commercially reasonable manner based on London interbank rates for the applicable period and currency) any amount which would be due at a later date and shall add interest (at a rate determined in the same manner) to any amount due prior to the date of the calculation.

(d) Without limiting any other rights or remedies hereunder, if an Event of Default has occurred and is continuing and Aron is the Non-Defaulting Party, Aron may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement, (ii) withdraw from storage any and all of the Crude Oil and/or Products then in the Storage Facilities, (iii) otherwise arrange for the disposition of any Crude Oil and/or Products subject to outstanding Procurement Contracts and/or the modification, settlement or termination of such outstanding Procurement Contracts in such manner as it elects and (iv) liquidate in a commercially reasonable manner any credit support, margin or collateral, to the extent not already in the form of cash (including making a demand under the Guarantee or any credit support, margin or collateral arrangements) and apply and set off such payment under the Guarantee or any credit support, margin or collateral or the proceeds thereof against any obligation owing by the Company to Aron. Aron shall be under no obligation to prioritize the order with respect to which it exercises any one or more rights and remedies available hereunder. The Company shall in all events remain liable to Aron for any amount payable by the Company in respect of any of its obligations remaining unpaid after any such liquidation, application and set off.

(e) Without limiting any other rights or remedies hereunder, if an Event of Default has occurred and is continuing and the Company is the Non-Defaulting Party, the Company may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement and/or (ii) otherwise arrange for the settlement or termination of the parties’ outstanding commitments hereunder, the sale in a commercially reasonable manner of Crude Oil and/or Product for Aron’s account, and the replacement of the supply and offtake arrangement contemplated hereby with such alternative arrangements as it may procure, including, without limitation, notwithstanding anything herein to the contrary, with respect to such replacement, the purchase of Crude Oil by the Company on its own account and the storage of Product and Crude Oil owned by the Company in the Included Locations.

(f) The Non-Defaulting Party shall set off (i) the Settlement Amount (if due to the Defaulting Party), plus any performance security (including the Guarantee or any credit support, margin or collateral arrangements) then held by the Non-Defaulting Party pursuant to the Transaction Documents, plus (at the Non-Defaulting Party’s election) any or all other amounts due to the Defaulting Party hereunder (including under Article 10), against (ii) the Settlement Amount (if due to the Non-Defaulting Party), plus any performance security (including the Guarantee or any credit support, margin or collateral

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arrangements) then held by the Defaulting Party, plus (at the Non-Defaulting Party’s election) any or all other amounts due to the Non-Defaulting Party hereunder (including under Article 10), so that all such amounts shall be netted to a single liquidated amount payable by one Party to the other (the “Liquidated Amount”). The Party with the payment obligation shall pay the Liquidated Amount to the applicable other Parties within one (1) Business Day after such amount has been determined.

(g) No delay or failure on the part of the Non-Defaulting Party in exercising any right or remedy to which it may be entitled on account of any Event of Default shall constitute an abandonment of any such right, and the Non-Defaulting Party shall be entitled to exercise such right or remedy at any time during the continuance of an Event of Default.

(h) The Non-Defaulting Party’s rights under this Section 18.2 shall be in addition to, and not in limitation or exclusion of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise), including any rights of recoupment, setoff, combination of accounts or other rights under any credit support that may from time to time be provided in connection with this Agreement. The Defaulting Party shall indemnify and hold the Non-Defaulting Party harmless from all reasonable costs and expenses, including reasonable attorney fees, incurred in the exercise of any remedies hereunder.

(i) If an Event of Default has occurred and is continuing, the Non-Defaulting Party and any Affiliate thereof may, without limitation on its rights under this Section 18.2, set off amounts which the Defaulting Party owes to it or any such Affiliate against any amounts which it or such Affiliate owes to the Defaulting Party (whether hereunder, under any other contract or agreement or otherwise and whether or not then due).

(j) The Parties acknowledge and agree that this Agreement is intended to be a “master netting agreement” as such term is defined in section 101(38A) of the Bankruptcy Code. As used in this Section 18.2, unless otherwise expressly provided, each reference to “this Agreement” shall, and shall be deemed to, be a reference to “this Agreement and the other Transaction Documents.”

ARTICLE 19

SETTLEMENT AT TERMINATION

19.1 Upon expiration or termination of this Agreement for any reason other than as a result of an Event of Default (in which case, the Expiration Date, the Early Termination Date or such other date as the Parties may agree shall be the “Termination Date”), the Parties covenant and agree to proceed as provided in this Article 19; provided that (x) this Agreement shall continue in effect following the Termination Date until all obligations are finally settled as contemplated by this Article 19 and (y) the provisions of this Article 19 shall in no way limit the rights and remedies that the Non-Defaulting Party may have as a result of an Event of Default, whether pursuant to Article 18 above or otherwise:

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(a) If any Procurement Contract does not either (i) by its terms automatically become assigned to the Company on and as of the Termination Date in a manner that releases Aron from all obligations thereunder for all periods following the Termination Date or (ii) by its terms, expire or terminate on and as of the Termination Date, then the Parties shall promptly negotiate and enter into, with each of the then existing Third Party Suppliers, assignments, assumptions and/or such other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which, as of the Termination Date, (i) such Procurement Contract shall be assigned to the Company or shall be terminated, (ii) all rights and obligations of Aron under each of the then outstanding Procurement Contracts shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by such Third Party Suppliers and the Company from any further obligations thereunder. In connection with the assignment or reassignment of any Procurement Contract, the Parties shall endeavor, in a commercially reasonable manner, to facilitate the transitioning of the supply and payment arrangements, including any change in payment terms, under the relevant Procurement Contracts so as to prevent any material disruption in the supply of Crude Oil thereunder.

(b) If, pursuant to the Marketing and Sales Agreement, any sales commitments are outstanding that, by their terms, extend beyond the Termination Date, then the Parties shall promptly negotiate and enter into, with each of the purchasers thereunder, assignments, assumptions and/or such other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which, as of the Termination Date, (i) such sales commitment shall be assigned (or reassigned) to the Company or shall be terminated, (ii) all rights and obligations of Aron with respect to each then outstanding sales commitment shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by the purchasers thereunder and the Company from any further obligations with respect to such sales commitments. In connection with the assignment or reassignment of any Procurement Contract, the Parties shall endeavor, in a commercially reasonable manner, to facilitate the transitioning of the Product marketing and sales arrangements so as to prevent any material disruption in the distribution of Products from the Refinery.

(c) In the event that Aron has become a party to any other third party service contract in connection with this Agreement and the transactions contemplated hereby, including any pipeline, terminalling, storage and shipping arrangement including but not limited to the Required Storage and Transportation Arrangements (an “Ancillary Contract”) and such Ancillary Contract does not by its terms expire or terminate on and as of the Termination Date, then the Parties shall promptly negotiate and enter into with each service provider thereunder such instruments or other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which as of the Termination Date (i) such Ancillary Contract shall be assigned to the Company or shall be terminated, (ii) all rights and obligations of Aron with respect to each then outstanding Ancillary Contract shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by the third party service providers thereunder and the Company from any

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further obligations with respect to such Ancillary Contract. For each case in which the Company and/or LOTT has transferred to Aron for purposes of this Agreement the historical pipeline capacity of the Company or LOTT on any Included Location, Aron shall, in connection with the occurrence of a Termination Date, endeavor in good faith and in a commercially reasonable manner to cause such historical pipeline capacity, including any increases therein acquired by Aron based on and attributable to quantities of Crude Oil and/or Products transported by Aron for purposes of this Agreement (“Related Pipeline Capacity”), to be transferred the Company and/or LOTT, as directed, in each case subject to any applicable rules, regulations and tariffs; provided that the Company and LOTT shall reimburse Aron for any out-of-pocket costs and expenses incurred by Aron in connection with its endeavoring to effect such transfer. Without limiting the foregoing, Aron agrees, upon request of the Company at any time prior to and after a Termination Date, to cooperate in good faith with the Company to endeavor to cause each pipeline system at any Included Location to agree and acknowledge that the Related Pipeline Capacity shall be for the benefit of the Company or LOTT, as applicable; provided that the Company and LOTT shall reimburse Aron for any out-of-pocket costs and expenses incurred by Aron in connection with its endeavoring to effect such agreement and acknowledgement. Any historical capacity held by Aron that does not constitute Related Pipeline Capacity shall be retained by Aron. In addition, if despite Aron’s commercially reasonable efforts, a pipeline system will not effect or permit such transfer or the portion of Aron’s historical pipeline capacity constitute Related Pipeline Capacity cannot be identified or allocated, no transfer shall be required with respect to such pipeline system.

(d) The volume of Crude Oil and Products at the Included Locations shall be purchased and transferred as contemplated in the Step-Out Inventory Sales Agreement. The Crude Oil volumes measured by the Independent Inspector at the Termination Date and recorded in the Independent Inspector’s final inventory report shall be the “Termination Date Crude Oil Volumes” for the purposes of this Agreement and the Product volumes measured by the Independent Inspector at the Termination Date and recorded in the Independent Inspector’s final inventory report shall be the “Termination Date Product Volumes” for purposes of this Agreement, and such Termination Date Crude Oil Volumes and Termination Date Product Volumes shall collectively be referred to as the “Termination Date Volumes”.

(e) Aron shall promptly reconcile and calculate the Termination Amount pursuant to Section 19.2 and the amount shall be determined pursuant to Section 19.2. The Parties shall promptly exchange all information necessary to determine the estimates and final calculations contemplated by Section 19.2.

(f) Aron shall have no further obligation to purchase and shall not purchase or pay for Crude Oil or Products, or incur any such purchase obligations on and after the Termination Date. Except as may be required for Aron to fulfill its obligations hereunder until the Termination Date or during any obligatory notice period pursuant to any Procurement Contract, Aron shall not be obligated to purchase, take title to or pay for, and the Company shall not be obligated to purchase or sell, any Crude Oil or Products following the Termination Date or such earlier date as the Parties may determine in

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connection with the transitioning of such supply arrangements to the Company. Notwithstanding anything to the contrary herein, no Delivery Date shall occur later than the calendar day immediately preceding the Termination Date.

(g) Aron shall release and return to the Company the Guarantee promptly after all obligations due to Aron under this Agreement and the other Transactions Documents have been satisfied in full.

19.2 Termination Amount.

(a) The “Termination Amount” shall equal:

(i) the Termination Date Purchase Value, which is the aggregate amount payable to Aron under the Step-Out Inventory Sales Agreement, plus

(ii) all unpaid amounts payable hereunder by the Company to Aron in respect of Crude Oil delivered on or prior to the Termination Date (including Deferred Interim Payment Amount), plus

(iii) all Ancillary Costs incurred through the Termination Date that have not yet been paid or reimbursed by the Company, plus

(iv) in the case of an early termination, the amount reasonably determined by Aron as the losses, costs and damages (in each case that are commercially reasonable and for which Aron is able to provide to the Company reasonable supporting evidence) it incurred or realized as a result of Aron’s terminating, liquidating, maintaining, obtaining or reestablishing any hedge or related trading positions in connection with such early termination, plus

(v) the aggregate amount due under Section 10.2(a), calculated as of the Termination Date with such date being the final day of the last monthly period for which such calculations are to be made under this Agreement; provided that, if such amount under Section 10.2(a) is due to Aron, then such amount will be included in this Termination Amount as a positive number and if such amount under Section 10.2(a) would be an Interim Reset Amount it shall be due to the Company and included in this Termination Amount as a negative number, plus

(vi) any unpaid portion of the Annual Fee owed to Aron pursuant to and in accordance with Section 10.3, plus

(vii) any FIFO Balance Final Settlement that is determined to be due pursuant to Schedule N; provided that, if such FIFO Balance Final Settlement is due to Aron, then such amount will be included in this Termination Amount as a positive number and if such amount under Section 10.2(a) would be due to the Company, then such amount will be included in this Termination Amount as a negative number, minus

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(viii) all unpaid amounts payable hereunder by Aron to the Company in respect of Product delivered on or prior to the Termination Date, minus

(ix) all amounts due from Aron to the Company under the Marketing and Sales Agreement for services provided up to the Termination Date, minus

(x) an amount equal to the Deferred Portion, and

(xi) with respect to any contingent payable due under Section 10.2(e), plus any such amount that is due from the Company to Aron or minus any such amount that is due from Aron to the Company.

All of the foregoing amounts shall be aggregated or netted to a single liquidated amount owing from one Party to the other. If the Termination Amount is a positive number, it shall be due to Aron and if it is a negative number, the absolute value thereof shall be due to the Company.

(b) The Parties acknowledge that one or more of the components of the Termination Amount will not be able to be definitively determined by the Termination Date and therefore agree that Aron shall, in a commercially reasonable manner, estimate each of such components and use such estimated components to determine an estimate of the Termination Amount (the “Estimated Termination Amount”) plus such additional amount which Aron shall reasonably determine (the “Termination Holdback Amount”); provided that the Termination Holdback Amount shall not be greater than ten percent (10%) of the Definitive Commencement Date Value. Without limiting the generality of the foregoing, the Parties agree that the amount due under Section 19.2(a)(i) above shall be estimated by Aron in the same manner and using the same methodology as it used in preparing the Estimated Commencement Date Value, but applying the “Step-Out Prices” as indicated on Schedule B and other price terms provided for herein with respect to the purchase of the Termination Date Volumes. Aron shall use its commercially reasonable efforts to prepare, and provide the Company with, an initial Estimated Termination Amount, together with appropriate supporting documentation, at least five (5) Business Days prior to the Termination Date. To the extent reasonably practicable, Aron shall endeavor to update its calculation of the Estimated Termination Amount by no later than 12:00 noon CPT on the Business Day prior to the Termination Date. If Aron is able to provide such updated amount, that amount shall constitute the Estimated Termination Amount and shall be due and payable by no later than 5:00 p.m., CPT on the Business Day preceding the Termination Date. Otherwise, the initial Estimated Termination Amount shall be the amount payable on the Termination Date. If the Estimated Termination Amount is a positive number, it shall be due to Aron and if it is a negative number, the absolute value thereof shall be due to the Company.

(c) Aron shall prepare, and provide the Company with, (i) a statement showing the calculation, as of the Termination Date, of the Termination Amount, (ii) a statement (the “Termination Reconciliation Statement”) reconciling the Termination Amount with the sum of the Estimated Termination Amount pursuant to Section 19.2(b) and the Termination Holdback Amount and indicating any amount remaining to be paid by one Party to the other as a result of such reconciliation. Within one (1) Business Day

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after receiving the Termination Reconciliation Statement and the related supporting documentation, the Parties will make any and all payments required pursuant thereto. Promptly after receiving such payment, Aron shall cause any filing or recording of any Uniform Commercial Code financing forms to be terminated.

19.3 Transition Services. To the extent necessary to facilitate the transition to the Purchasers of the storage and transportation rights and status contemplated hereby, each Party shall take such additional actions, execute such further instruments and provide such additional assistance as the other Party may from time to time reasonably request for such purposes.

ARTICLE 20

INDEMNIFICATION

20.1 To the fullest extent permitted by Applicable Law and except as specified otherwise elsewhere in the Transaction Documents, Aron shall defend, indemnify and hold harmless the Company, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by Aron of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of Aron made herein or in connection herewith proving to be false or misleading, (ii) any failure by Aron to comply with or observe any Applicable Law, (iii) Aron’s negligence or willful misconduct, or (iv) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by Aron or its employees, representatives, agents or contractors in exercising any rights or performing any obligations hereunder or in connection herewith, except to the extent that such injury, disease, death, or damage to or loss of property was caused by the negligence or willful misconduct on the part of the Company, its Affiliates or any of their respective employees, representatives, agents or contractors.

20.2 To the fullest extent permitted by Applicable Law and except as specified otherwise elsewhere in this Agreement, the Company shall defend, indemnify and hold harmless Aron, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by the Company of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of the Company made herein or in connection herewith proving to be false or misleading, including, without limitation the Company’s obligation for payment of Taxes pursuant to Section 14.1, (ii) the Company’s transportation, handling, storage, refining or disposal of any Crude Oil or the products thereof, including any conduct by the Company on behalf of or as the agent of Aron under the Required Storage and Transportation Arrangements, (iii) the Company’s negligence or willful misconduct, (iv) any failure by the Company to comply with or observe any Applicable Law, or (v) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by the Company or its employees, representatives, agents or contractors in exercising any rights or performing any obligations hereunder or in connection herewith, except to the extent that such injury, disease, death, or damage to or loss of property was caused by the negligence or willful misconduct on the part of Aron, its Affiliates or any of their respective employees, representatives, agents or contractors.

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20.3 The Parties’ obligations to defend, indemnify, and hold each other harmless under the terms of the Transaction Documents shall not vest any rights in any third party (whether a Governmental Authority or private entity), nor shall they be considered an admission of liability or responsibility for any purposes other than those enumerated in the Transaction Documents.

20.4 Each Party agrees to notify the other as soon as practicable after receiving notice of any claim or suit brought against it within the indemnities of this Agreement, shall furnish to the other the complete details within its knowledge and shall render all reasonable assistance requested by the other in the defense; provided that, the failure to give such notice shall not affect the indemnification provided hereunder, except to the extent that the indemnifying Party is materially adversely affected by such failure. Each Party shall have the right but not the duty to participate, at its own expense, with counsel of its own selection, in the defense and settlement thereof without relieving the other of any obligations hereunder. Notwithstanding the foregoing, an indemnifying Party shall not be entitled to assume responsibility for and control of any judicial or administrative proceeding if such proceeding involves an Event of Default by the indemnifying Party under this Agreement which shall have occurred and be continuing.

ARTICLE 21

LIMITATION ON DAMAGES

UNLESS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES’ LIABILITY FOR DAMAGES IS LIMITED TO DIRECT, ACTUAL DAMAGES ONLY (WHICH INCLUDE ANY AMOUNTS DETERMINED UNDER ARTICLE 18) AND NEITHER PARTY SHALL BE LIABLE FOR SPECIFIC PERFORMANCE, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, OR SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, IN TORT, CONTRACT OR OTHERWISE, OF ANY KIND, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PERFORMANCE, THE SUSPENSION OF PERFORMANCE, THE FAILURE TO PERFORM, OR THE TERMINATION OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT, SUCH LIMITATION SHALL NOT APPLY WITH RESPECT TO (I) ANY THIRD PARTY CLAIM FOR WHICH INDEMNIFICATION IS AVAILABLE UNDER THIS AGREEMENT OR (II) ANY BREACH OF ARTICLE 23. EACH PARTY ACKNOWLEDGES THE DUTY TO MITIGATE DAMAGES HEREUNDER.

ARTICLE 22

AUDIT AND INSPECTION

During the Term of this Agreement each Party and its duly authorized representatives, upon reasonable notice and during normal working hours, shall have access to the accounting records and other documents maintained by the other Party, or any of the other Party’s contractors and agents, which relate to this Agreement; provided that, neither this Section nor any other provision hereof shall entitle the Company to have access to any records concerning any hedges or offsetting transactions or other trading positions or pricing information that may have been entered into with other parties or utilized in connection with any transactions contemplated hereby or by any other Transaction Document. The right to inspect or audit such records shall

74

survive termination of this Agreement for a period of two (2) years following the Termination Date. Each Party shall preserve, and shall cause all contractors or agents to preserve, all of the aforesaid documents for a period of at least two (2) years from the Termination Date.

ARTICLE 23

CONFIDENTIALITY

23.1 In addition to the Company’s confidentiality obligations under the Transaction Documents, the Parties agree that the specific terms and conditions of this Agreement, including any list of counterparties, the Transaction Documents and the drafts of this Agreement exchanged by the Parties and any information exchanged between the Parties, including calculations of any fees or other amounts paid by the Company to Aron under this Agreement and all information received by Aron from the Company relating to the costs of operation, operating conditions, and other commercial information of the Company not made available to the public, are confidential and shall not be disclosed to any third party, except (i) as may be required by court order or Applicable Laws or as requested by a Governmental Authority, (ii) to such Party’s or its Affiliates’ employees, directors, shareholders, auditors, consultants, banks, lenders, financial advisors and legal advisors, or (iii) to such Party’ insurance providers, solely for the purpose of procuring insurance coverage or confirming the extent of existing insurance coverage; provided that, prior to any disclosure permitted by this clause (iii), such insurance providers shall have agreed in writing to keep confidential any information or document subject to this Section 23.1. The confidentiality obligations under this Agreement shall survive termination of this Agreement for a period of two (2) years following the Termination Date. The Parties shall be entitled to all remedies available at law, or in equity, to enforce or seek relief in connection with the confidentiality obligations contained herein.

23.2 In the case of disclosure covered by clause (i) of Section 23.1, to the extent practicable and in conformance with the relevant court order, Applicable Law or request, the disclosing Party shall notify the other Party in writing of any proceeding of which it is aware which may result in disclosure.

23.3 Tax Disclosure. Notwithstanding anything herein to the contrary, the Parties (and their respective employees, representatives or other agents) are authorized to disclose to any person the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to the Parties relating to that treatment and structure, without the Parties imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

75

ARTICLE 24

GOVERNING LAW

24.1 THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

24.2 EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITUATED IN THE CITY OF NEW YORK, AND TO SERVICE OF PROCESS BY CERTIFIED MAIL, DELIVERED TO THE PARTY AT THE ADDRESS INDICATED IN ARTICLE 26. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION TO PERSONAL JURISDICTION, WHETHER ON GROUNDS OF VENUE, RESIDENCE OR DOMICILE.

24.3 Each Party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any proceedings relating to this agreement.

24.4 This Agreement is executed and delivered in connection with a closing of the transactions referenced herein which is occurring in the state of New York, and all parties acknowledge and agree that this Agreement is not valid, binding and enforceable until accepted and approved by Aron in New York.

ARTICLE 25

ASSIGNMENT

25.1 This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

25.2 The Company shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of Aron. Aron may, without the Company’s consent, assign and delegate all of Aron’s rights and obligations hereunder to (i) any Affiliate of Aron, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes Aron’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of Aron (taking into account any credit support for Aron) immediately prior to such assignment. Any other assignment by Aron shall require the Company’s consent.

25.3 Any attempted assignment in violation of this Article 25 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

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ARTICLE 26

NOTICES

All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier (except that a notice or other communication under Article 18 hereof may not be given by email or any other electronic messaging system). A notice shall be deemed to have been received when transmitted by email to the other Party’s email set forth in Schedule M, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.

ARTICLE 27

NO WAIVER, CUMULATIVE REMEDIES

27.1 The failure of a Party hereunder to assert a right or enforce an obligation of the other Party shall not be deemed a waiver of such right or obligation. The waiver by any Party of a breach of any provision of, or Event of Default under, this Agreement shall not operate or be construed as a waiver of any other breach of that provision or as a waiver of any breach of another provision of, Event of Default under, this Agreement, whether of a like kind or different nature.

27.2 Each and every right granted to the Parties under this Agreement or allowed it by law or equity shall be cumulative and may be exercised from time to time in accordance with the terms thereof and Applicable Law.

ARTICLE 28

NATURE OF THE TRANSACTION AND RELATIONSHIP OF PARTIES

28.1 This Agreement shall not be construed as creating a partnership, association or joint venture between the Parties. It is understood that each Party is an independent contractor with complete charge of its employees and agents in the performance of its duties hereunder, and nothing herein shall be construed to make such Party, or any employee or agent of the Company, an agent or employee of the other Party.

28.2 Neither Party shall have the right or authority to negotiate, conclude or execute any contract or legal document with any third person; to assume, create, or incur any liability of any kind, express or implied, against or in the name of the other; or to otherwise act as the representative of the other, unless expressly authorized in writing by the other.

77

ARTICLE 29

MISCELLANEOUS

29.1 If any Article, Section or provision of this Agreement shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Agreement and the remaining portions of this Agreement shall remain in full force and effect.

29.2 The terms of this Agreement, together with the Guarantee and the Transaction Documents, constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

29.3 No promise, representation or inducement has been made by either Party that is not embodied in this Agreement or the Transaction Documents, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

29.4 Time is of the essence with respect to all aspects of each Party’s performance of any obligations under this Agreement.

29.5 Nothing expressed or implied in this Agreement is intended to create any rights, obligations or benefits under this Agreement in any person other than the Parties and their successors and permitted assigns.

29.6 All audit rights, payment, confidentiality and indemnification obligations and obligations under this Agreement shall survive for the time periods specified herein.

29.7 This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

29.8 All transactions hereunder are entered into in reliance on the fact that this Agreement and all such transactions constitute a single, integrated agreement between the Parties, and the Parties would not have otherwise entered into any other transactions hereunder.

[Remainder of Page Intentionally Left Blank]

78

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

J. ARON & COMPANY

By:	/s/ Simon Collier
Name:	Simon Collier
Title:	Authorized Signatory

LION OIL COMPANY

By:	/s/ Andy Schwarcz
Name:	Andy Schwarcz
Title:	Vice President

By:	/s/ Kent Thomas
Name:	Kent Thomas
Title:	Vice President

LION OIL TRADING & TRANSPORTATION, LLC

By:	/s/ Andy Schwarcz
Name:	Andy Schwarcz
Title:	Vice President

By:	/s/ Kent Thomas
Name:	Kent Thomas
Title:	Vice President

Signature Page to Lion Oil Supply and Offtake Agreement

SCHEDULE A

SCHEDULE A

PRODUCTS AND PRODUCT SPECIFICATIONS

Products*

Fungible Conventional Premium Gasoline – Product Code 230

Sub Octane Conventional Regular Gasoline Blendsotock – Product Code 420

Ultra Low Sulfur Diesel Fuel – Product Code 715

Sulfur

PG70-22A

PG70-22S

PG76-22S

Asphalt 1531

Carbon Black Oil

Flux Fuel Oil 1761

PG 1531

Sodium Hydrosulfide Solution

VTB Heavy

All other materials set forth on Schedule P, other than those items identified in Schedule P in the column labeled “Product Description” as “Crude Oil”

*	For such Products as to which there are no specifications set forth on this Schedule A, there are no specifications with respect to such Products.

Enterprise TE Products Pipeline Company LLC

SPECIFICATION FOR

FUNGIBLE CONVENTIONAL PREMIUM GASOLINE

PRODUCT CODE 230

“This product does not meet the requirements for reformulated gasoline, and may not be used in any reformulated gasoline covered area.”

Specification Points	Test Method		Shipments		Deliveries (1)

Gravity, API	D-1298				Report
Volatility Class,	D-5191	A	C	D
Vapor Pressure, psi max.(2)		9.0	11.5	13.5	At or below
Distillation	D-86				legal limit
10% Evap., °F max.		158	140	131
50% Evap., °F min.		170	170	170
50% Evap., °F max.		250	240	235
90% Evap., °F max.		374	365	365
End Point, °F max.		430	430	430	437
Residue, % max.		2	2	2
Driveability Index (3)		1250	1230	1220
Vapor Liquid Ratio of 20:1 °F min. (4)	D-5188	133	124	116
Gum, Existent, mg/100 ml, max.	D-381			4	5
Oxidation Stability, minutes, min.	D-525			240
Octane Numbers Research, min.	D-2699			Report
Motor, min	D-2700			Report
(R+M)/2, min. (5)				93.0
Mercaptan Sulfur,% max.(6)	D-3227			0.0020
Cu Corrosion, 3 hr. @ 122°F max.	D-130			1
Ag Corrosion, 3 hr. @ 122°F max.	D-130 modified (7)			1
Acidity	D-1093			Negative
Benzene, wt. %, max.	D-3606, D-4053			4.9
Sulfur, wt. % max.	D-5453			0.0080
Lead, g/gal., max.	D-3237			0.010	0.030
Phosphorous, g/gal. max.	D-3231			0.003	0.004
Oxygen Content, (8)	D-4815			Prohibited
Color				Undyed
Rust Test, NACE, Spindle Rating Min.	TM0172-2001			B+
Inhibitors (9)				Report
Detergents (10)				None
Odor (11)				Non-offensive

Effective Date: 05-14-10

Enterprise TE Products Pipeline Company LLC

SPECIFICATION FOR

FUNGIBLE CONVENTIONAL PREMIUM GASOLINE

PRODUCT CODE 230

(1)	Unless otherwise noted, deliveries may vary by the smaller of ASTM reproducibility for a given test or any test tolerance as allowed by EPA.

(2)	Vapor pressure and volatility classes shall apply as follows:

9.0 psi	Class A	March 1through September 15
11.5 psi	Class C	September 16 through October 31
11.5 psi	Class C	February 15 through February 29
13.5 psi	Class D	November 1 through February 14

(3)	Driveability Index: DI = 1.5(T10) + 3(T50) + T90, when T = distillation evaporated temperature in °F

(4)	D-5188 is the referee test method; however, as an alternative, the vapor/liquid ratio of 20:1 may be calculated by the following equation: T V/L @ 20:1 = 114.6 - 4.1(VP) + 0.20(T10) + 0.17(T50)

Where T V/L @ 20:1 = temperature at a V/L of 20:1

VP = Vapor pressure psi

T10 = Temperature at 10% evaporated

T50 = Temperature at 50% evaporated

(5)	Deliveries may be lower by the amounts given in ASTM D-4814 for 95% confidence of reproducibility obtained by a single result in a second laboratory, the first being the laboratory of origin.

(6)	Mercaptan sulfur determination may be waived if the Doctor test ASTM D-4952 is negative.

(7)	See ASTM-D-4814-04b, Annex 1

(8)	Methyl tertiary butyl ether (MTBE), tertiary amyl methyl ether (TAME), or other aliphatic ethers cannot exceed 0.5% by volume.

(9)	Report types and concentrations.

(10)	Must be “base gasoline” when tendered.

(11)	Any gasoline exhibiting an offensive odor and/or containing dicycopentadiene will not be accepted for shipment.

Effective Date: 05-14-10

Enterprise TE Products Pipeline Company LLC

SPECIFICATION FOR SUB OCTANE CONVENTIONAL

REGULAR GASOLINE BLENDSTOCK

PRODUCT CODE 420

“This product does not meet the requirements for reformulated gasoline, and may not be used in any reformulated gasoline covered area.”

Specification Points	Test Method		Shipments		Deliveries (1)

Gravity, API	D-287		Report
Volatility Class, (2)		A	C	D
Vapor Pressure, psi max.(2)	D-5191	9.0	11.5	13.5
Distillation	D-86
10% Evap., °F max.		158	140	131
50% Evap., °F min.(3)		170	170	170
50% Evap., °F max.		250	240	235
90% Evap., °F max.		374	365	365
End Point, °F max.		430	430	430	437
Residue, % max.		2	2	2
Vapor Liquid Ratio of 20:1 °F min.(4)	D-5188	133	124	116
Driveability Index (5)		1250	1230	1220
Gum, Existent, mg/100 ml, max.	D-381			4	5
Oxidation Stability, minutes, min.	D-525			240
Octane Numbers
Research, min.	D-2699			Report
Motor, min	D-2700			82.0
(R+M)/2, min. (6)				87.0
Mercaptan Sulfur, % max.(7)	D-3227			0.0020
Cu Corrosion, 3 hr. @ 122°F max.	D-130			1
Ag Corrosion. 3hr @ 122°F max.	D-130 modified (8)			1
Acidity	D-1093			Negative
Benzene, wt. %, max.	D-3606, D-4053			4.9
Sulfur, wt. max.	D-2622			0.0080
Oxygen Content (9)				Prohibited
Lead, g/gal., max.	D-3237			0.010
Phosphorous, g/gal. max.	D-3231			0.003
Color				Undyed
Rust Test, NACE, Spindle Rating	TM0172-2001			B+ or better
Inhibitors (10)				Report
Detergents (11)				None
Odor (12)				Non-offensive

Effective: 01-25-2012

SPECIFICATION FOR SUB OCTANE CONVENTIONAL

REGULAR GASOLINE BLENDSTOCK

PRODUCT CODE 420

1)	Unless otherwise noted, deliveries may vary by the smaller of ASTM reproducibility for a given test or any test tolerance as allowed by EPA.

All parameters must be met before blending with denatured fuel ethanol unless otherwise noted.

Blend with ethanol cannot exceed 1.0 lbs increase over the seasonal maximum vapor pressures listed above.

2)	D-5188 is the referee test method; however, as an alternative, the vapor/liquid ratio of 20:1 may be calculated by the computer and linear methods as outlined in latest version of ASTM D-4814 Vapor pressure and volatility classes shall apply as follows:

9.0 psi	Class A	March 1 through September 15
11.5 psi	Class C	September 16 through October 31
11.5 psi	Class C	February 15 through February 29
13.5 psi	Class D	November 1 through February 14

3)	50% Evaporated point must meet a minimum of 150 °F after addition of 10% fuel ethanol

4)	Vapor Liquid Ratio of 20:1 °F min. after addition of 10% fuel ethanol:

Class A - 122 °F

Class C - 116 °F

Class D - 107 °F

5)	Driveability Index: DI = 1.5(T10) + 3(T50) + T90, when T=distillation evaporated temperature in °F

6)	Must meet these minimum octanes after addition of 10% (Volume) Ethanol meeting ASTM D-4806. Typically at least 83.6 R+M/2 prior to Ethanol addition.

7)	Mercaptan sulfur determination may be waived if the Doctor test ASTM D-4952 is Negative.

8)	See ASTM D-4814, Annex A1

9)	Methyl tertiary butyl ether (MTBE), tertiary amyl methyl ether (TAME), or other aliphatic ethers cannot exceed 0.5% by volume.

10)	Report types and concentrations. .

11)	Must be “base gasoline” when tendered.

12)	Any gasoline exhibiting an offensive odor and/or containing dicycopentadiene will not be accepted for shipment

Effective: 01-25-2012

Enterprise TE Products Pipeline Company LLC

SPECIFICATION FOR FUNGIBLE

ULTRA LOW SULFUR DIESEL FUEL

PRODUCT CODE 715

Specification Point	Test Method	Shipments (1)

Gravity, API @ 60 °F	D-1298	30.0 Minimum
Color,	D-1500	2.5 Maximum
Corrosion, copper 3 hr @ 122 °F	D-130	1 Maximum
Aromatics Compliance Cetane Index	D-976	40.0 Minimum
Flash, °F (2)	D-93	140 Minimum
Pour Point, °F (3)
Summer	D-97	+10 Maximum
Winter		0 Maximum
Cloud Point °F (3)
Summer	D-2500	Report
Winter		+15 Maximum
Sulfur, ppm wt % (4)	D-5453	10.00 Maximum
Cetane
Number or	D-613	40.0 Minimum
Index	D-4737	40.0 Minimum
Carbon Residue on 10% bottoms (Ransbottom), wt %	D-524	0.35 Maximum
Distillation °F	D-86
10% Recovered		Report
50% Recovered		Report
90% Recovered (5)		540-640
End Point		Report
or
Simulated Distillation °C	D-2887
10% Recovered		Report
50% Recovered		Report
90% Recovered (5)		300-356
End Point		Report
Ash, wt %	D-482	0.01 Maximum
Viscosity, Kinematic cSt @ 104 °F (5)	D-445	1.9 – 4.1
Lubricity @ 60 °C	D-6079	Report
Oxidation Stability,
90 minute, 300 °F or	DuPont	4 Maximum
mg/100 ml	D-2274	4.5 Maximum
Water and Sediment (6)	D-4176	Clear & Bright
Rust test, NACE	TM-0172-86	B+ Minimum
Additives (7)		Report

Effective Date: 12-27-11

Enterprise TE Products Pipeline Company LLC

SPECIFICATION FOR FUNGIBLE

ULTRA LOW SULFUR DIESEL FUEL

PRODUCT CODE 715

(1)	Unless otherwise noted, deliveries may vary by the smaller of ASTM reproducibility for a given test or any test tolerance as allowed and published by EPA.

(2)	140°F minimum applies to product flash temperature at origin locations. Minimum delivery flash is 130°F.

(3)	Summer is defined as March 1 - August 31

Winter is defined as September 1 - February 28

(4)	15 ppm by wt. on delivery

(5)	If the cloud point is lower than +10 °F, the minimum viscosity shall be 1.7 cSt and the minimum 90% recovered temperature shall be waived.

(6)	The product shall be visibly free of undissolved water, sediment and foreign matter. A maximum rating of 2 using procedure 2 @ 70°F is the limiting criteria.

(7)	Report types and concentrations.

Effective Date: 12-27-11

LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFACTURING SPECIFICATION

Sulfur

Finished Material	Manufacturing Specifications

Sulfur % , minimum	[*CONFIDENTIAL*]
Ash, Wt. %, maximum	[*CONFIDENTIAL*]

12/18/13	20

LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFACTURING SPECIFICATION

PG70-22A
ARKANSAS HIGHWAY DEPARTMENT

Original Binder

Flash Point. C.O.C.,ºC, minimum	[*CONFIDENTIAL*]

Rotational Viscosity at 135ºC, Pascal seconds, maximum	[*CONFIDENTIAL*]

Dynamic Shear at 70ºC, and 10 rad/s, G*/sinΔ, kPa, minimum	[*CONFIDENTIAL*]

RTFO Residue

Mass Loss, %, maximum	[*CONFIDENTIAL*]

Dynamic Shear at 70ºC, and 10 rad/s, G*/sinΔ, kPa, minimum	[*CONFIDENTIAL*]

PAV Residue

Dynamic Shear at 28ºC, and 10 rad/s, G*sinΔ, MPa, maximum	[*CONFIDENTIAL*]

Bending Beam Rheometer, Creep Stiffness at-12ºC, MPa, maximum	[*CONFIDENTIAL*]

Bending Beam Rheometer, m-value at -12ºC, MPa, minimum	[*CONFIDENTIAL*]

12/18/13	F.15

LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFACTURING SPECIFICATION

PG70-22S
TEXAS HIGHWAY DEPARTMENT

Original Binder

Flash Point. C.O.C., ºC, minimum	[*CONFIDENTIAL*]

Rotational Viscosity at 135ºC, Pascal seconds, maximum	[*CONFIDENTIAL*]

Dynamic Shear at 70ºC, and 10 rad/s, G*/sinΔ, kPa, minimum	[*CONFIDENTIAL*]

Elastic Recovery at 25ºC, 10 cm elongation, %, minimum	[*CONFIDENTIAL*]

RTFO Residue

Mass Loss, %, maximum	[*CONFIDENTIAL*]

Dynamic Shear at 70ºC, and 10 rad/s, G*/sinΔ, kPa, minimum	[*CONFIDENTIAL*]

PAV Residue

Dynamic Shear at 28ºC, and 10 rad/s, G*sinΔ, MPa, maximum	[*CONFIDENTIAL*]

Bending Beam Rheometer, Creep Stiffness at-12ºC, MPa, maximum	[*CONFIDENTIAL*]

Bending Beam Rheometer, m-value at -12ºC, MPa, minimum	[*CONFIDENTIAL*]

3/19/2009	F.12

LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFACTURING SPECIFICATION

PG76-22S
TEXAS HIGHWAY DEPARTMENT

Original Binder

Flash Point. C.O.C., ºC, minimum	[*CONFIDENTIAL*]

Rotational Viscosity at 135ºC, Pascal seconds, maximum	[*CONFIDENTIAL*]

Dynamic Shear at 76ºC, and 10 rad/s, G*/sinΔ, kPa, minimum	[*CONFIDENTIAL*]

Elastic Recovery at 25ºC, 10 cm elongation, %, minimum	[*CONFIDENTIAL*]

RTFO Residue

Mass Loss, %, maximum	[*CONFIDENTIAL*]

Dynamic Shear at 76ºC, and 10 rad/s, G*/sinΔ, kPa, minimum	[*CONFIDENTIAL*]

PAV Residue

Dynamic Shear at 25ºC, and 10 rad/s, G*sinΔ, MPa, maximum	[*CONFIDENTIAL*]

Bending Beam Rheometer, Creep Stiffness at-12ºC, MPa, maximum	[*CONFIDENTIAL*]

Bending Beam Rheometer, m-value at -12ºC, MPa, minimum	[*CONFIDENTIAL*]

3/19/2009	F.13

LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFACTURING SPECIFICATION

Asphalt 1531

Original Binder

Flash Point. C.O.C., ºC, minimum	[*CONFIDENTIAL*]

Rotational Viscosity at 135ºC, Pascal seconds, maximum	[*CONFIDENTIAL*]

Dynamic Shear at 64ºC, and 10 rad/s, G*/sinΔ, kPa, minimum	[*CONFIDENTIAL*]

ES 1531 wt%	[*CONFIDENTIAL*]

12/17/13	F.3.1

LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFACTURING SPECIFICATION

CARBON BLACK OIL

Gravity, API,	[*CONFIDENTIAL*]

S.U.S. Viscosity at 210ºF, maximum (D88)	[*CONFIDENTIAL*]

Sulfur % (D129), maximum	[*CONFIDENTIAL*]

Ash, Wt. %	[*CONFIDENTIAL*]

Flash, PMCC, minimum	[*CONFIDENTIAL*]

12/18/13	10

LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFACTURING SPECIFICATION

FLUX

Finished Material

Manufacturing Specifications

Saybolt Furol Viscosity at 210ºF	[*CONFIDENTIAL*]
Rotational Viscosity at 210ºF, Centipoise	[*CONFIDENTIAL*]
Flash Point, C.O.C., ºF, minimum	[*CONFIDENTIAL*]

12/17/2013	I.8

LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFACTURING SPECIFICATION

Fuel Oil 1761

Finished Material	Manufacturing Specifications

Flash Point. C.O.C., ºC, minimum	[*CONFIDENTIAL*]

Rotational Viscosity at 135ºC, cps	[*CONFIDENTIAL*]

Vapor Space H2S ppm, maximum	[*CONFIDENTIAL*]

12/17/13	F.3.4

LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFACTURING SPECIFICATION

PG 1531

Original Binder

Flash Point. C.O.C., ºC, minimum	[*CONFIDENTIAL*]

Rotational Viscosity at 135ºC, Pascal seconds, maximum	[*CONFIDENTIAL*]

Dynamic Shear at 64ºC, and 10 rad/s, G*/sinΔ, kPa, minimum	[*CONFIDENTIAL*]

ES 1531 wt%	[*CONFIDENTIAL*]

Cargill Oil wt%	[*CONFIDENTIAL*]

12/17/13	F.3.2

LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	SPECIFICATION

Sodium Hydrosulfide Solution

Specification

Sodium Hydrosulfide, Wt% NaHS	[*CONFIDENTIAL*]

Sodium Sulfide, Wt% Na2S	[*CONFIDENTIAL*] max

Carbonate as Sodium Carbonate, Wt% Na2CO3	[*CONFIDENTIAL*] max

pH	[*CONFIDENTIAL*] min

Specific Gravity, 60ºF	[*CONFIDENTIAL*]

12/18/13	21

LION OIL COMPANY	CONFIDENTIAL
EL DORADO, ARKANSAS	MANUFACTURING SPECIFICATION

VTB Heavy

Finished Material	Manufacturing Specifications

Flash Point. C.O.C., ºC, minimum	[*CONFIDENTIAL*]

Rotational Viscosity at 135ºC, cps	[*CONFIDENTIAL*]

12/17/13	F.3.3

SCHEDULE B

SCHEDULE B-1

SCHEDULE B-1

Pricing Benchmarks

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	Averaging[1] Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including April 27, 28 & 29 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month [*CONFIDENTIAL*]	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)

Reference[2] Price

The product of

(i) the sum of

(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and

(y) minus $[*CONFIDENTIAL*]/ gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and

(y) minus $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and

(y) minus $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and

(y) minus $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and

(y) minus $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

CATFEED	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including April 27, 28 & 29 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month [*CONFIDENTIAL*]	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination

[1]	Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.
[2]	Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

Schedule B1 – 1

NY2-728237

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)

Reference Price

The sum of

(i) [*CONFIDENTIAL*] * Nymex RBOB * [*CONFIDENTIAL*],

(ii) [*CONFIDENTIAL*] * USGC ULSD * [*CONFIDENTIAL*], and

(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation

*  Common pricing does not apply

The sum of

(i) [*CONFIDENTIAL*] * Nymex RBOB * [*CONFIDENTIAL*],

(ii) [*CONFIDENTIAL*] * USGC ULSD * [*CONFIDENTIAL*], and

(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation

*  Common pricing does not apply

The sum of

(i) [*CONFIDENTIAL*] * Nymex RBOB * [*CONFIDENTIAL*],

(ii) [*CONFIDENTIAL*] * USGC ULSD * [*CONFIDENTIAL*], and

(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation

*  Common pricing does not apply

The sum of

(i) [*CONFIDENTIAL*] * Nymex RBOB * [*CONFIDENTIAL*],

(ii) [*CONFIDENTIAL*] * USGC ULSD * [*CONFIDENTIAL*], and

(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation

*  Common pricing does not apply

The sum of

(i) [*CONFIDENTIAL*] * Nymex RBOB * [*CONFIDENTIAL*],

(ii) [*CONFIDENTIAL*] * USGC ULSD * [*CONFIDENTIAL*], and

(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation

*  Common pricing does not apply

Schedule B1 – 2

NY2-728237

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

CRUDE	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including April 27, 28 & 29 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month [*CONFIDENTIAL*]	Base Price	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)

Reference Price

The sum of

(i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract,

(ii) the April 2011 Roll

(iii) [*CONFIDENTIAL*], 28, 29, 2011 Mars Differential*, and

(iv) minus $[*CONFIDENTIAL*]/bbl

*  for the purposes of the Step-In Price for Crude only, the averaging period will be April 27, 28, 29, 2011 rather than the applicable month

Best estimate for the applicable Procurement Price

The sum of

(i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract,

(ii) the Roll for the month following the applicable calendar month, and

(iii) [*CONFIDENTIAL*] times the Mars Differential for the month following the applicable calendar month, and

(iv) minus $[*CONFIDENTIAL*]/bbl

Base Price

The sum of

(i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract,

(ii) the April 2014 Roll

(iii) [*CONFIDENTIAL*] times the April 2014 Mars Differential, and

(iv) minus $[*CONFIDENTIAL*]/bbl

Definitions applicable to the Reference Price for the Crude Group

Roll: for the applicable month, as calculated when the applicable month is the prompt month Nymex contract

[*CONFIDENTIAL*], where

(b) is the arithmetic average of the closing settlement prices on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(c) is the arithmetic average of the closing settlement prices on the New York Mercantile Exchange for the second nearby Light Sweet Crude Oil Futures Contract

(d) is the arithmetic average of the closing settlement prices on the New York Mercantile Exchange for the third nearby Light Sweet Crude Oil Futures Contract

Mars Differential: for the applicable month, as calculated from the day following the deadline for pipeline scheduling (usually the 26th of the month) 2 months prior to the delivery month, through the last day of pipeline scheduling (usually the 25th of the month) 1 month prior to the delivery month, excluding

Schedule B1 – 3

NY2-728237

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

Saturday, Sunday and holidays, where the differential is calculated as:

(x) the arithmetic average of the daily quotations as published by Argus Americas Crude in the section “US Gulf Coast” for the Mars quotation in the “Wtd Avg” column, minus

(y) the arithmetic average of the daily quotations as published by Argus Americas Crude in the section “WTI Formula Basis” for the prompt month

SLOP	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including April 27, 28 & 29 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month[can be based on last trading day of the month if preferable]	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)

	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract and (ii) $[*CONFIDENTIAL*] / barrel

SLURRY	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including April 27, 28 & 29 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)

Schedule B1 – 4

NY2-728237

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
	Reference Price	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, and (ii) [*CONFIDENTIAL*]

DIESEL	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including April 27, 28 & 29 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month[can be based on last trading day of the month if preferable]	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)

Reference Price

The product of

(i) the sum of

(x) the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and

(y) minus $[*CONFIDENTIAL*] / gallons, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and

(y) minus $[*CONFIDENTIAL*] / gallons, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and

(y) minus $[*CONFIDENTIAL*] / gallons, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and

(y) minus $[*CONFIDENTIAL*] / gallons, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and

(y) minus $[*CONFIDENTIAL*] / gallons, and

(ii) [*CONFIDENTIAL*] gallons / barrel

ASPHALT	Averaging Mechanism	N.A.	The arithmetic average of the Trading Days in the calendar month, 2 months	The arithmetic average of the Trading Days in the calendar month, 2 months	The arithmetic average of the Trading Days in the calendar month, 2 months	The arithmetic average of the Trading Days in the calendar month, 2 months

Schedule B1 – 5

NY2-728237

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
	Reference Price	N.A.

prior to the applicable day

The product of:

(i) The sum of

(x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(y) $[*CONFIDENTIAL*] / barrel, and

(ii) [*CONFIDENTIAL*]

prior to the applicable month

The sum of:

(x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(y) $[*CONFIDENTIAL*] / barrel

prior to the applicable month

The sum of:

(x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(y) $[*CONFIDENTIAL*] / barrel

prior to the day immediately preceding the Termination Date

The sum of:

(x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(y) $[*CONFIDENTIAL*] / barrel

	Asphalt Payment Provision	For the purposes of all Asphalt Group payments other than for the daily Interim Payments, 75% of the value will be due on the Business Day such value would otherwise be due, with the remaining 25% due upon the Termination Date

LPG	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including April 27, 28 & 29 of 2011	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month[can be based on last trading day of the month if preferable]	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)

Reference Price

The product of

(i) the sum of,

        (x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’

The product of

(i) the sum of,

(x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’

The product of

(i) the sum of,

(x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’

The product of

(i) the sum of,

(x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’

The product of

(i) the sum of,

(x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’

Schedule B1 – 6

NY2-728237

Group	Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

	(y) $[*CONFIDENTIAL*] / gallon, and (ii) [*CONFIDENTIAL*] gallons / barrel	(y) $[*CONFIDENTIAL*] / gallon, and (ii) [*CONFIDENTIAL*] gallons / barrel	(y) $[*CONFIDENTIAL*] / gallon, and (ii) [*CONFIDENTIAL*] gallons / barrel	(y) $[*CONFIDENTIAL*] / gallon, and (ii) [*CONFIDENTIAL*] gallons / barrel	(y) $[*CONFIDENTIAL*] / gallon, and (ii) [*CONFIDENTIAL*] gallons / barrel

Base Price: The absolute sum of the value of all Procurement Contracts purchased or sold by Aron during such month divided by the absolute sum of the volume of all Procurement Contracts purchased or sold by Aron during such month. All Exchange Procurement Contracts will be treated as net barrels and net settlement for calculation of the Procurement Price. If for such month Aron does not enter any Crude Oil Procurement Contracts or there are net 0 Aggregate Crude Receipts, the Base Price will equal the Short Crude FIFO price as defined in Schedule B-1.

Procurement Price: The absolute sum of the value of all Procurement Contracts purchased or sold by Aron during such month divided by the absolute sum of the volume of all Procurement Contracts purchased or sold by Aron during such month. All Exchange Procurement Contracts will be treated as net barrels and net settlement for calculation of the Procurement Price. If for such month Aron does not enter any Crude Oil Procurement Contracts or there are net 0 Aggregate Crude Receipts, the Base Price will equal the Short Crude FIFO price as defined in Schedule B-1.

Trading Day: Any day for which the relevant price is published.

Schedule B1 – 7

NY2-728237

SCHEDULE B-2

Schedule B-2

Pricing Benchmarks

Table 1: Baseline Volume

Group		Step-In Price	Step-Out Price
GASOLINE	Averaging[1] Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

	Reference[2] Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus Gasoline Adjustment Date Differential

The sum of

(i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and

(ii) plus Gasoline Adjustment Date Differential

(iii) minus $[*CONFIDENTIAL*]

SLURRY	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

[1]	Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.
[2]	Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

NY2-728238

Group		Step-In Price	Step-Out Price
	Reference Price	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, and (ii) [*CONFIDENTIAL*]

CATFEED	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

Reference Price

The sum of

(i) [*CONFIDENTIAL*] * Nymex RBOB * [*CONFIDENTIAL*],

(ii) [*CONFIDENTIAL*] * USGC ULSD * [*CONFIDENTIAL*], and

(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation

*  Common pricing does not apply

The sum of

(i) [*CONFIDENTIAL*] * Nymex RBOB * [*CONFIDENTIAL*],

(ii) [*CONFIDENTIAL*] * USGC ULSD * [*CONFIDENTIAL*], and

(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation

*  Common pricing does not apply

NY2-728238

Group		Step-In Price	Step-Out Price

CRUDE	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus Crude Adjustment Date Differential	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus Crude Adjustment Date Differential

SLOP	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract and (ii) $[*CONFIDENTIAL*] / barrel

DIESEL	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of

NY2-728238

Group		Step-In Price	Step-Out Price

		Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	the initial term, April 24, 25, 26 & 27 of 2017)

Reference Price

The product of

(i) the sum of

(x) the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and

(y) minus $[*CONFIDENTIAL*] / gallons, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and

(y) minus $[*CONFIDENTIAL*] / gallons, and

(ii) [*CONFIDENTIAL*] gallons / barrel

ASPHALT	Averaging Mechanism	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the Applicable Step-In Date occurs	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the Applicable Step-Out Date occurs

Reference Price

The sum of:

(x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(y) $[*CONFIDENTIAL*] / barrel

The sum of:

(x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(y) $[*CONFIDENTIAL*] / barrel

	Asphalt Payment Provision	For the purposes of all Asphalt Group payments other than for the daily Interim Payments, [*CONFIDENTIAL*]% of the value will be due on the Business Day such value would otherwise be due, with the remaining [*CONFIDENTIAL*]% due upon the Termination Date.

LPG	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the

NY2-728238

Group		Step-In Price	Step-Out Price
		the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)
Reference Price

The product of

(i) the sum of,

(x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’

(y) $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of,

(x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’

(y) $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

Trading Day: Any Business Day for which the relevant price is published.

NY2-728238

Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	Averaging[3] Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

Reference[4] Price

The product of

(i) the sum of

(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and

(y) minus $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and

(y) minus $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and

(y) minus $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and

(y) minus $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and

(y) minus $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

SLURRY	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

[3]	Averaging Mechanism: Refers to the averaging methodology used to calculate the applicable price for the relevant commodity group and the calendar day(s) or Trading Day(s) in which the Reference Price is applicable to.
[4]	Reference Price: Refers to the applicable mathematical formula used to calculate the price for a particular calendar day or Trading Day as referenced in the Averaging Mechanism.

NY2-728238

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
	Reference Price	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, and (ii) [*CONFIDENTIAL*]	The product of: (i) The closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, and (ii) [*CONFIDENTIAL*]

CATFEED	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

Reference Price

The sum of

(i) [*CONFIDENTIAL*] * Nymex RBOB * [*CONFIDENTIAL*],

(ii) [*CONFIDENTIAL*] * USGC ULSD * [*CONFIDENTIAL*], and

(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation

*  Common pricing does not apply

The sum of

(i) [*CONFIDENTIAL*] * Nymex RBOB * [*CONFIDENTIAL*],

(ii) [*CONFIDENTIAL*] * USGC ULSD * [*CONFIDENTIAL*], and

(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra

The sum of

(i) [*CONFIDENTIAL*] * Nymex RBOB * [*CONFIDENTIAL*],

(ii) [*CONFIDENTIAL*] * USGC ULSD * [*CONFIDENTIAL*], and

(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation

The sum of

(i) [*CONFIDENTIAL*] * Nymex RBOB * [*CONFIDENTIAL*],

(ii) [*CONFIDENTIAL*] * USGC ULSD * [*CONFIDENTIAL*], and

(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation

The sum of

(i) [*CONFIDENTIAL*] * Nymex RBOB * [*CONFIDENTIAL*],

(ii) [*CONFIDENTIAL*] * USGC ULSD * [*CONFIDENTIAL*], and

(iii) minus $[*CONFIDENTIAL*] / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation

*  Common pricing does not apply

NY2-728238

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
low sulfur diesel-Pipeline quotation

			* Common pricing does not apply	* Common pricing does not apply	* Common pricing does not apply

CRUDE	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

Reference Price

The sum of

(i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract,

(ii) the April 2014 Roll

(iii) [*CONFIDENTIAL*] times the April 2014 Mars Differential, and

(iv) minus $[*CONFIDENTIAL*]/bbl

			Best estimate for the applicable Procurement Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus Crude Adjustment Date Differential	Base Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus Crude Adjustment Date Differential

NY2-728238

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Definitions applicable to the Reference Price for the Crude Group

Roll: for the applicable month, as calculated when the applicable month is the prompt month Nymex contract

[*CONFIDENTIAL*], where

(b) is the arithmetic average of the closing settlement prices on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(c) is the arithmetic average of the closing settlement prices on the New York Mercantile Exchange for the second nearby Light Sweet Crude Oil Futures Contract

(d) is the arithmetic average of the closing settlement prices on the New York Mercantile Exchange for the third nearby Light Sweet Crude Oil Futures Contract

Mars Differential: for the applicable month, as calculated from the day following the deadline for pipeline scheduling (usually the 26th of the month) 2 months prior to the delivery month, through the last day of pipeline scheduling (usually the 25th of the month) 1 month prior to the delivery month, excluding Saturday, Sunday and holidays, where the differential is calculated as:

(x) the arithmetic average of the daily quotations as published by Argus Americas Crude in the section “US Gulf Coast” for the Mars quotation in the “Wtd Avg” column, minus

(y) the arithmetic average of the daily quotations as published by Argus Americas Crude in the section “WTI Formula Basis” for the prompt month

SLOP	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract and (ii) $[*CONFIDENTIAL*] / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract and (ii) $[*CONFIDENTIAL*] / barrel

DIESEL	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

NY2-728238

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
initial term, April 24, 25, 28 & 29 of 2014)
Reference Price

The product of

(i) the sum of

(x) the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and

(y) minus $[*CONFIDENTIAL*] / gallons, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and

(y) minus $[*CONFIDENTIAL*] / gallons, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and

(y) minus $[*CONFIDENTIAL*] / gallons, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and

(y) minus $[*CONFIDENTIAL*] / gallons, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of

(x) the arithmetic average of the high and low quotations appearing in ‘Platt’s US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and

(y) minus $[*CONFIDENTIAL*] / gallons, and

(ii) [*CONFIDENTIAL*] gallons / barrel

ASPHALT	Averaging Mechanism	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the Applicable Step-Out Date occurs	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the Payment Date	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the applicable True Up calendar month	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the applicable True Up calendar month	The arithmetic average of the Trading Days in the calendar month, 2 months prior to the day immediately preceding the Applicable Step-Out Date occurs

Reference Price

The sum of:

(x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(y) $[*CONFIDENTIAL*] / barrel

The product of:

(i) The sum of

(x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(y) $[*CONFIDENTIAL*] / barrel, and

(ii) [*CONFIDENTIAL*]

The sum of:

(x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(y) $[*CONFIDENTIAL*] / barrel

The sum of:

(x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(y) $[*CONFIDENTIAL*] / barrel

The sum of:

(x) the product of [*CONFIDENTIAL*] and the closing settlement price on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract

(y) $[*CONFIDENTIAL*] / barrel

	Asphalt Payment Provision	For the purposes of all Asphalt Group payments other than for the daily Interim Payments, 75% of the value will be due on the Business Day such value would otherwise be due, with the remaining 25% due upon the Termination Date.

NY2-728238

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price

LPG	Averaging Mechanism	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the [*CONFIDENTIAL*] Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, April 24, 25, 26 & 27 of 2017)

Reference Price

The product of

(i) the sum of,

(x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’

(y) $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of,

(x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’

(y) $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of,

(x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’

(y) $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of,

(x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’

(y) $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

The product of

(i) the sum of,

(x) the TET propane price quoted in the Oil Price Information Service (“OPIS”) LP Report under the heading ‘Mont Belvieu Spot Gas Liquids Prices’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘AVG’

(y) $[*CONFIDENTIAL*] / gallon, and

(ii) [*CONFIDENTIAL*] gallons / barrel

Trading Day: Any Business Day for which the relevant price is published.

Base Price: The absolute sum of the value of all Procurement Contracts purchased or sold by Aron during such month divided by the absolute sum of the volume of all Procurement Contracts purchased or sold by Aron during such month. All Exchange Procurement Contracts will be treated as net barrels and net settlement for calculation of the Procurement Price. If for such month Aron does not enter any Crude Oil Procurement Contracts or there are net 0 Aggregate Crude Receipts, the Base Price will equal the Short Crude FIFO price as defined in Schedule B-2.

Procurement Price: The absolute sum of the value of all Procurement Contracts purchased or sold by Aron during such month divided by the absolute sum of the volume of all Procurement Contracts purchased or sold by Aron during such month. All Exchange Procurement Contracts will be treated as net barrels and net settlement for calculation of the Procurement Price. If for such month Aron does not enter any Crude Oil Procurement Contracts or there are net 0 Aggregate Crude Receipts, the Base Price will equal the Short Crude FIFO price as defined in Schedule B-2.

NY2-728238

SCHEDULE C

SCHEDULE C-1

SCHEDULE C-1

Monthly True-up Amounts

I. For purposes of determining the Monthly Crude Oil True-up Amount, the following terms shall have the meanings specified below:

“Gross Monthly Crude Oil Value” (denoted as “R”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“F” represents the FIFO Sales Value from the Prior Month, computed as the product of the FIFO Sales Price from Prior Month and FIFO Sales Volume from Prior Month

“I” represent the Sales for Current Month Value of such month,

“K” represents the Short Crude FIFO Value as of the end of such month, and

“M” represents Crude Purchase Fee as defined in Article 6.4

“X” represents Counterparty Crude Sales Fee

“FIFO Sales Price from Prior Month” (denoted as “F”) means the prior month price associated with the prior month Short Crude FIFO Volume or Long Crude FIFO Volume. If the prior month has a Short Crude FIFO Volume then use that prior month’s Short Crude FIFO Price. If the prior month has a Long Crude FIFO Volume then use that prior month’s Long Crude FIFO Price.

“Sales for Current Month Volume” means, for any month, the sum of (A) Monthly Crude Procurement Purchase Volume, (B) Monthly Crude Procurement Sale Volume and (C) Additional Sales Volume for such month.

“Additional Sales Volume” means, for any month, the greater of the Adjusted Monthly Crude Sale Volume for such month and the Adjusted Target Crude Sales Volume for such month, less the sum of the (A) Monthly Crude Procurement Purchase Volume and (B) Monthly Crude Procurement Sale Volume.

“Monthly Crude Procurement Purchase Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month and all Exchange Procurement Contracts; such volume will be a negative number.

Schedule C1-1

NY2-728233

“Monthly Crude Procurement Sale Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron invoices purchasers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month; such volume will be a positive number.

“Sales for Current Month Value” (denoted as “I”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“P” represents the Monthly Crude Procurement Purchase Value

“S” represents the Monthly Crude Procurement Sale Value

“Q” represents the Additional Sales Value

“Additional Sales Value” (denoted as “Q”) means, for any month, the product of Additional Sales Volume and Additional Sales Price.

“Monthly Crude Procurement Purchase Value” (denoted as “P”) means, for any month, the product of Monthly Crude Procurement Purchase Volume and Monthly Crude Procurement Purchase Price.

“Monthly Crude Procurement Sale Value” (denoted as “S”) means, for any month, the product of Monthly Crude Procurement Sale Volume and Monthly Crude Procurement Sale Price.

“Additional Sales Price” means, for any month, the price listed on Schedule B hereto as the applicable Long FIFO Price for the current month.

“Monthly Crude Procurement Purchase Price” means, for any month, the volume weighted average price of crude oil purchased by Aron (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.

“Monthly Crude Procurement Sale Price” means, for any month, the volume weighted average price of crude oil sold by Aron (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.

“Sales for Current Month Price” means, for any month, the price listed on Schedule B hereto as the applicable Long FIFO Price for the current month.

Schedule C1-2

NY2-728233

“Actual Month End Crude Volume” (denoted as “B”) has the meaning specified in Section 9.2(a). [Note: On the Termination Date, the Actual Month End Crude Volume will be the April 30, 2014 Crude Oil Volume]

“Actual Month Beginning Crude Volume” (denoted as “A”) means, for any month, the Actual Month End Crude Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Crude Volume will be the Commencement Date Crude Oil Volume]

“Monthly Crude Receipts” (denoted as “C”) means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.

“Monthly Crude Sales Volume” (denoted as “D”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“A” represents the Actual Month Beginning Crude Volume for such month,

“C” represents the Monthly Crude Receipts for such month, and

“B” represents the Actual Month End Crude Volume for such month.

“Target Crude Sales Volume” (denoted as “E”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“T” represents the Target Month End Crude Volume for such month,

“A” represents the Actual Month Beginning Crude Volume for such month, and

“C” represents Monthly Crude Receipts for such month.

“FIFO Sales Volume from Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“K” represents the Short Crude FIFO Volume as of the end of the prior month, and

Schedule C1-3

NY2-728233

“L” represents the Long Crude FIFO Volume as of the end of the prior month.

“Adjusted Monthly Crude Sales Volume” (denoted as “G”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“D” represents the Monthly Crude Sales Volume for such month, and

“F” represents the FIFO Sales Volume from Prior Month.

“Adjusted Target Crude Sales Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“E” represents the Target Crude Sales Volume for such month, and

“F” represents the FIFO Sales Volume from Prior Month.

“Short Crude FIFO Volume” (denoted as “K”) means, as of the end of any month, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“D” represents the Monthly Crude Sales Volume for such month, and

“E” represents the Target Crude Sales Volume for such month.

“Short Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Short Crude FIFO Volume.

“Short Crude FIFO Value” means, for any Short Crude FIFO Volume and applicable month, the product of such Short Crude FIFO Volume and the Short Crude FIFO Price for such month (which will be a negative number).

“Long Crude FIFO Volume” (denoted as “L”) means, as of the end of any month, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Schedule C1-4

NY2-728233

Where:

“D” represents the Monthly Crude Sales Volume for such month, and

“E” represents the Target Crude Sales Volume for such month.

“Long Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Long Crude FIFO Volume.

“Long Crude FIFO Value” means, for any Long Crude FIFO Volume and applicable month, the product of such Long Crude FIFO Volume and the Long Crude FIFO Price for such month.

II. For purposes of determining the Aggregate Monthly Product Oil True-up Amount, the following terms shall have the meanings specified below:

“Gross Monthly Product Value” (denoted as “R”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“F” represents Product FIFO Purchase Value for Prior Month computed as the product of the Product FIFO Purchase Price from Prior Month and Product FIFO Purchase Volume for Prior Month,

“I” represents the product of (i) the applicable price listed on Schedule B and (ii) the lesser of the Adjusted Monthly Product Purchase Volume (denoted as “G”) for such month and Product Group and the Adjusted Target Product Purchase Volume (denoted as “H”) for such month and Product Group, and

“L” represents Long Product FIFO Value as of the end of such month.

“Product FIFO Purchase Price from Prior Month” means, for any month, the price listed on Schedule B with respect to the prior month as the price applicable to Short or Long Product FIFO Volume.

“Actual Month End Product Volume” (denoted as “B”) has the meaning specified in Section 9.2(a). [Note: On the Termination Date, the Actual Month End Product Volume will be the Termination Date Product Volume]

“Actual Month Beginning Product Volume” (denoted as “A”) means, for any month and Product Group, the Actual Month End Product Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Product Volume will be the Commencement Date Product Volume]

Schedule C1-5

NY2-728233

“Net Product Sales Volume” (denoted as “D”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“B” represents the Actual Month End Product Volume for such month and Product Group,

“C” represents the Aggregate Product Sales for such month and Product Group, and

“A” represents the Actual Month Beginning Product Volume for such month and Product Group.

“Target Product Purchase Volume” (denoted as “E”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“T” represents the Target Month End Product Volume for such month and Product Group,

“C” represents the Aggregate Product Sales for such month and Product Group, and

“A” represents the Actual Month Beginning Product Volume for such month and Product Group.

“Product FIFO Purchase Volume for Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“K” represents the Short Product FIFO Volume as of the end of the prior month, and

“L” represents the Long Product FIFO Volume as of the end of the prior month.

“Adjusted Monthly Product Purchase Volume” (denoted as “G”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

Schedule C1-6

NY2-728233

“D” represents the Monthly Product Purchase Volume for such month and Product Group, and

“F” represents the Product FIFO Purchase Volume for Prior Month.

“Adjusted Target Product Purchase Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“E” represents the Target Product Purchase Volume for such month and Product Group, and

“F” represents the Product FIFO Purchase Volume for Prior Month.

“Short Product FIFO Volume” (denoted as “K”) means, as of the end of any month and for a particular Product Group, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“D” represents the Monthly Product Purchase Volume for such month and Product Group, and

“E” represents the Target Product Purchase Volume for such month and Product Group.

“Short Product FIFO Value” means, for any Short Product FIFO Volume and applicable month, the product of such Short Product FIFO Volume and the price listed on Schedule B hereto with respect to such month as the price applicable to a Short Product FIFO Volume.

“Long Product FIFO Volume” (denoted as “L”) means, as of the end of any month and for a particular Product Group, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“D” represents the Monthly Product Purchase Volume for such month and Product Group, and

“E” represents the Target Product Purchase Volume for such month and Product Group.

Schedule C1-7

NY2-728233

“Long Product FIFO Value” means, for any Long Product FIFO Volume and applicable month, the product of such Long Product FIFO Volume and the price listed on Schedule B hereto with respect to such month as the price applicable to a Long Product FIFO Volume.

“Monthly Product Sales” (denoted as “C”) means, for any month and Product Group, the aggregate sales volume of all of such Product sold under Included and Excluded Transactions pursuant to the Marketing and Sales Agreement.

NOTE: Below is an example of the computations contemplated by this Schedule C. This example is not, and is not intended to be, an indication or prediction of the actual results of the computations under this Schedule C, but merely provides an illustration of the manner in which computations are to be made.

Monthly Crude True Up
End of Month Quantity Reconciliation
	Volume/Position	Price	Value
Target Month End Crude Volume Inventory [T]	[*CONFIDENTIAL*]

Beg Inv [A]	[*CONFIDENTIAL*]
Ending Inv [B]	[*CONFIDENTIAL*]
Aggregate Crude Receipts [C]	[*CONFIDENTIAL*]

Monthly Crude Sales Volume[D = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Target Crude Sales Volume [E = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

FIFO Sales from Prior Month [F]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Adjusted Monthly Crude Sales Volume [G= [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Adjusted Target Crude Sales Volume [H= [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

Monthly Crude Purchases [P]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Monthly Crude Sales [S]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Additional Sales [Q]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Sales for Current Month Value [I]	[*CONFIDENTIAL*]		[*CONFIDENTIAL*]

Short FIFO Position (charged at WTI) [K = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Long FIFO Position (to be charged next month)[L= [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Other Barrels [N]	[*CONFIDENTIAL*]
Designated Company Sourced Barrels [O= [*CONFIDENTIAL*] Crude Barrels sourced by Delek]	[*CONFIDENTIAL*]
Actual Monthly Crude Run [Y= [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Level Two Fee [LV2 = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Volume Cap for Waived Crude Fee [Z = [*CONFIDENTIAL*] in the True Up Month]	[*CONFIDENTIAL*]
Volume Cap for Reduced Crude Fee [V]	[*CONFIDENTIAL*]
Reduced Crude Fee “U” [LV1= [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Waived Fee Barrels [J = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Total Crude Purchase Fee (M)			[*CONFIDENTIAL*]

Delek Sales Fee	[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Enterprise Sales Fee	[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Total Crude Sales Fee [X]			[*CONFIDENTIAL*]

Gross Monthly Crude Oil Value R= [*CONFIDENTIAL*]			[*CONFIDENTIAL*]
Aggregate Daily Supply Value [W]			[*CONFIDENTIAL*]
Monthly Crude Oil True-Up Amount. Due Lion Oil			[*CONFIDENTIAL*]

Schedule C1-8

NY2-728233

MONTHLY TRUE UP GASOLINE
End of Month Quantity Reconciliation
	Volume/Position	Price	Value
Target Inventory [T]	[*CONFIDENTIAL*]

Beg Inv [A]	[*CONFIDENTIAL*]
Ending Inv [B]	[*CONFIDENTIAL*]
Aggregate 3rd Party Product Sales [C]	[*CONFIDENTIAL*]

Net Product Sales Volume [(D = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Target Product Purchases Volume [E = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

Product FIFO Purchase Volume for Prior Month [F]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Adjusted Monthly Product Purchase Volume[G = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Adjusted Target Product Purchase Volume [H = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

Purchases at Current Month Price (non FIFO) [ I = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Short FIFO Position K = [*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Long FIFO Position L=[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Gross Monthly Product Value [R = [*CONFIDENTIAL*]]			[*CONFIDENTIAL*]
Aggregate Daily Product Value			[*CONFIDENTIAL*]
Monthly Product True Up Amount [Z= [*CONFIDENTIAL*]]			[*CONFIDENTIAL*]

Aggregate Receipts for barrels sold	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Monthly Index Value for barrels sold	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Monthly Product Sales Adjustment			[*CONFIDENTIAL*]

Balance Owed to Lion			[*CONFIDENTIAL*]

Schedule C1-9

NY2-728233

Schedule C1-10

NY2-728233

SCHEDULE C-2

SCHEDULE C-2

Monthly True-up Amounts

I. For purposes of determining the Monthly Crude Oil True-up Amount, the following terms shall have the meanings specified below:

“Gross Monthly Crude Oil Value” (denoted as “R”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“F” represents the FIFO Sales Value from the Prior Month, computed as the product of the FIFO Sales Price from Prior Month and FIFO Sales Volume from Prior Month

“I” represent the Sales for Current Month Value of such month,

“K” represents the Short Crude FIFO Value as of the end of such month, and

“M” represents Crude Purchase Fee as defined in Article 6.4

“X” represents Counterparty Crude Sales Fee

“FIFO Sales Price from Prior Month” (denoted as “F”) means the prior month price associated with the prior month Short Crude FIFO Volume or Long Crude FIFO Volume. If the prior month has a Short Crude FIFO Volume then use that prior month’s Short Crude FIFO Price. If the prior month has a Long Crude FIFO Volume then use that prior month’s Long Crude FIFO Price.

“Sales for Current Month Volume” means, for any month, the sum of (A) Monthly Crude Procurement Purchase Volume, (B) Monthly Crude Procurement Sale Volume and (C) Additional Sales Volume for such month.

“Additional Sales Volume” means, for any month, the greater of the Adjusted Monthly Crude Sale Volume for such month and the Adjusted Target Crude Sales Volume for such month, less the sum of the (A) Monthly Crude Procurement Purchase Volume and (B) Monthly Crude Procurement Sale Volume.

“Monthly Crude Procurement Purchase Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month and all Exchange Procurement Contracts; such volume will be a negative number.

Schedule C2-1

NY2-728234

“Monthly Crude Procurement Sale Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron invoices purchasers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month; such volume will be a positive number.

“Sales for Current Month Value” (denoted as “I”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“P” represents the Monthly Crude Procurement Purchase Value

“S” represents the Monthly Crude Procurement Sale Value

“Q” represents the Additional Sales Value

“Additional Sales Value” (denoted as “Q”) means, for any month, the product of Additional Sales Volume and Additional Sales Price.

“Monthly Crude Procurement Purchase Value” (denoted as “P”) means, for any month, the product of Monthly Crude Procurement Purchase Volume and Monthly Crude Procurement Purchase Price.

“Monthly Crude Procurement Sale Value” (denoted as “S”) means, for any month, the product of Monthly Crude Procurement Sale Volume and Monthly Crude Procurement Sale Price.

“Additional Sales Price” means, for any month, the price listed on Schedule B hereto as the applicable Long FIFO Price for the current month.

“Monthly Crude Procurement Purchase Price” means, for any month, the volume weighted average price of crude oil purchased by Aron (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.

“Monthly Crude Procurement Sale Price” means, for any month, the volume weighted average price of crude oil sold by Aron (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.

“Sales for Current Month Price” means, for any month, the price listed on Schedule B hereto as the applicable Long FIFO Price for the current month.

Schedule C2-2

NY2-728234

“Actual Month End Crude Volume” (denoted as “B”) has the meaning specified in Section 9.2(a). [Note: On the Termination Date, the Actual Month End Crude Volume will be the Termination Date Crude Oil Volume]

“Actual Month Beginning Crude Volume” (denoted as “A”) means, for any month, the Actual Month End Crude Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Crude Volume will be the April 30, 2014 Crude Oil Volume]

“Monthly Crude Receipts” (denoted as “C”) means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.

“Monthly Crude Sales Volume” (denoted as “D”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“A” represents the Actual Month Beginning Crude Volume for such month,

“C” represents the Monthly Crude Receipts for such month, and

“B” represents the Actual Month End Crude Volume for such month.

“Target Crude Sales Volume” (denoted as “E”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“T” represents the Target Month End Crude Volume for such month,

“A” represents the Actual Month Beginning Crude Volume for such month, and

“C” represents Monthly Crude Receipts for such month.

“FIFO Sales Volume from Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“K” represents the Short Crude FIFO Volume as of the end of the prior month, and

Schedule C2-3

NY2-728234

“L” represents the Long Crude FIFO Volume as of the end of the prior month.

“Adjusted Monthly Crude Sales Volume” (denoted as “G”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“D” represents the Monthly Crude Sales Volume for such month, and

“F” represents the FIFO Sales Volume from Prior Month.

“Adjusted Target Crude Sales Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“E” represents the Target Crude Sales Volume for such month, and

“F” represents the FIFO Sales Volume from Prior Month.

“Short Crude FIFO Volume” (denoted as “K”) means, as of the end of any month, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“D” represents the Monthly Crude Sales Volume for such month, and

“E” represents the Target Crude Sales Volume for such month.

“Short Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Short Crude FIFO Volume.

“Short Crude FIFO Value” means, for any Short Crude FIFO Volume and applicable month, the product of such Short Crude FIFO Volume and the Short Crude FIFO Price for such month (which will be a negative number).

“Long Crude FIFO Volume” (denoted as “L”) means, as of the end of any month, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Schedule C2-4

NY2-728234

Where:

“D” represents the Monthly Crude Sales Volume for such month, and

“E” represents the Target Crude Sales Volume for such month.

“Long Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Long Crude FIFO Volume.

“Long Crude FIFO Value” means, for any Long Crude FIFO Volume and applicable month, the product of such Long Crude FIFO Volume and the Long Crude FIFO Price for such month.

II. For purposes of determining the Aggregate Monthly Product Oil True-up Amount, the following terms shall have the meanings specified below:

“Gross Monthly Product Value” (denoted as “R”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“F” represents Product FIFO Purchase Value for Prior Month computed as the product of the Product FIFO Purchase Price from Prior Month and Product FIFO Purchase Volume for Prior Month,

“I” represents the product of (i) the applicable price listed on Schedule B and (ii) the lesser of the Adjusted Monthly Product Purchase Volume (denoted as “G”) for such month and Product Group and the Adjusted Target Product Purchase Volume (denoted as “H”) for such month and Product Group, and

“L” represents Long Product FIFO Value as of the end of such month.

“Product FIFO Purchase Price from Prior Month” means, for any month, the price listed on Schedule B with respect to the prior month as the price applicable to Short or Long Product FIFO Volume.

“Actual Month End Product Volume” (denoted as “B”) has the meaning specified in Section 9.2(a). [Note: On the Termination Date, the Actual Month End Product Volume will be the Termination Date Product Volume]

“Actual Month Beginning Product Volume” (denoted as “A”) means, for any month and Product Group, the Actual Month End Product Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Product Volume will be the Commencement Date Product Volume]

Schedule C2-5

NY2-728234

“Net Product Sales Volume” (denoted as “D”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“B” represents the Actual Month End Product Volume for such month and Product Group,

“C” represents the Aggregate Product Sales for such month and Product Group, and

“A” represents the Actual Month Beginning Product Volume for such month and Product Group.

“Asphalt Target” for the period after the Adjustment Date, “T” for the Asphalt Pricing Group will be equal to 0, except for purposes of the Net Working Capital Balance, the Asphalt quantity will be equal to the Baseline Volume in Schedule D-2.

“Target Product Purchase Volume” (denoted as “E”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“T” represents the Target Month End Product Volume for such month and Product Group,

“C” represents the Aggregate Product Sales for such month and Product Group, and

“A” represents the Actual Month Beginning Product Volume for such month and Product Group.

“Product FIFO Purchase Volume for Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“K” represents the Short Product FIFO Volume as of the end of the prior month, and

“L” represents the Long Product FIFO Volume as of the end of the prior month.

“Adjusted Monthly Product Purchase Volume” (denoted as “G”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):

Schedule C2-6

NY2-728234

[*CONFIDENTIAL*]

Where:

“D” represents the Monthly Product Purchase Volume for such month and Product Group, and

“F” represents the Product FIFO Purchase Volume for Prior Month.

“Adjusted Target Product Purchase Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“E” represents the Target Product Purchase Volume for such month and Product Group, and

“F” represents the Product FIFO Purchase Volume for Prior Month.

“Short Product FIFO Volume” (denoted as “K”) means, as of the end of any month and for a particular Product Group, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“D” represents the Monthly Product Purchase Volume for such month and Product Group, and

“E” represents the Target Product Purchase Volume for such month and Product Group.

“Short Product FIFO Value” means, for any Short Product FIFO Volume and applicable month, the product of such Short Product FIFO Volume and the price listed on Schedule B hereto with respect to such month as the price applicable to a Short Product FIFO Volume.

“Long Product FIFO Volume” (denoted as “L”) means, as of the end of any month and for a particular Product Group, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):

[*CONFIDENTIAL*]

Where:

“D” represents the Monthly Product Purchase Volume for such month and Product Group, and

Schedule C2-7

NY2-728234

“E” represents the Target Product Purchase Volume for such month and Product Group.

“Long Product FIFO Value” means, for any Long Product FIFO Volume and applicable month, the product of such Long Product FIFO Volume and the price listed on Schedule B hereto with respect to such month as the price applicable to a Long Product FIFO Volume.

“Monthly Product Sales” (denoted as “C”) means, for any month and Product Group, the aggregate sales volume of all of such Product sold under Included and Excluded Transactions pursuant to the Marketing and Sales Agreement.

NOTE: Below is an example of the computations contemplated by this Schedule C. This example is not, and is not intended to be, an indication or prediction of the actual results of the computations under this Schedule C, but merely provides an illustration of the manner in which computations are to be made.

Monthly Crude True Up
End of Month Quantity Reconciliation
	Volume/Position	Price	Value
Target Month End Crude Volume Inventory [T]	[*CONFIDENTIAL*]

Beg Inv [A]	[*CONFIDENTIAL*]
Ending Inv [B]	[*CONFIDENTIAL*]
Aggregate Crude Receipts [C]	[*CONFIDENTIAL*]

Monthly Crude Sales Volume[D = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Target Crude Sales Volume [E = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

FIFO Sales from Prior Month [F]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Adjusted Monthly Crude Sales Volume [G= [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Adjusted Target Crude Sales Volume [H= [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

Monthly Crude Purchases [P]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Monthly Crude Sales [S]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Additional Sales [Q]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Sales for Current Month Value [I]	[*CONFIDENTIAL*]		[*CONFIDENTIAL*]

Short FIFO Position (charged at WTI) [K = [*CONFIDENTIAL*]]		$[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Long FIFO Position (to be charged next month)[L= [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Other Barrels [N]	[*CONFIDENTIAL*]
Designated Company Sourced Barrels [0= [*CONFIDENTIAL*] Crude Barrels sourced by Delek]	[*CONFIDENTIAL*]
Actual Monthly Crude Run [Y= [*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Level Two Fee [LV2 = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Volume Cap for Waived Crude Fee [Z = [*CONFIDENTIAL*] in the True Up Month]	[*CONFIDENTIAL*]
Volume Cap for Reduced Crude Fee [V]	[*CONFIDENTIAL*]
Reduced Crude Fee “U” [LV1= [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Waived Fee Barrels [J = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Total Crude Purchase Fee (M)			[*CONFIDENTIAL*]

Delek Sales Fee	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Enterprise Sales Fee	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Total Crude Sales Fee [X]			[*CONFIDENTIAL*]

Gross Monthly Crude Oil Value R= [*CONFIDENTIAL*]			[*CONFIDENTIAL*]
Aggregate Daily Supply Value [W]			[*CONFIDENTIAL*]
Monthly Crude Oil True-Up Amount. Due Lion Oil			[*CONFIDENTIAL*]

Schedule C2-8

NY2-728234

Asphalt True Up FIFO Calculations

Asphalt End of Month Quantity Reconciliation
	Volume/Position	Price	Value
Target Inventory [T]	—

Beg Inv [A]	[*CONFIDENTIAL*]
Ending Inv [B]	[*CONFIDENTIAL*]
Aggregate 3rd Party Product Sales [C]	—

Monthly Product Purchase Volume[(D = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Target Product Purchases Volume [E = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

Product FIFO Purchase Volume for Prior Month [F]	[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]
Adjusted Monthly Product Purchase Volume[G = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Adjusted Target Product Purchase Volume [H = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

Purchases at Current Month Price (non FIFO) [ I = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Short FIFO Position K = [*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Long FIFO Position L=[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Gross Monthly Product Value [R = [*CONFIDENTIAL*]]			[*CONFIDENTIAL*]
Aggregate Daily Product Value			[*CONFIDENTIAL*]
Monthly Product True Up Amount [*CONFIDENTIAL*]			[*CONFIDENTIAL*]

Aggregate Receipts for barrels sold	[*CONFIDENTIAL*]
Monthly Index Value for barrels sold	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Monthly Product Sales Adjustment			[*CONFIDENTIAL*]

Balance Owed to Lion			[*CONFIDENTIAL*]

Schedule C2-9

NY2-728234

Asphalt Working Capital FIFO Calculation

Asphalt End of Month Quantity Reconciliation
	Volume/Position	Price	Value
Target Inventory [T]	[*CONFIDENTIAL*]

Beg Inv [A]	[*CONFIDENTIAL*]
Ending Inv [B]	[*CONFIDENTIAL*]
Aggregate 3rd Party Product Sales [C]	[*CONFIDENTIAL*]

Monthly Product Purchase Volume[(D = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Target Product Purchases Volume [E =[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

Product FIFO Purchase Volume for Prior Month [F]	[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]
Adjusted Monthly Product Purchase Volume[G =[*CONFIDENTIAL*]]	[*CONFIDENTIAL*]
Adjusted Target Product Purchase Volume [H = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]

Purchases at Current Month Price (non FIFO) [ I = [*CONFIDENTIAL*]]	[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]

Short FIFO Position K = [*CONFIDENTIAL*]	[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]
Long FIFO Position L=[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]

Gross Monthly Product Value [R = [*CONFIDENTIAL*]]			[*CONFIDENTIAL*]
Aggregate Daily Product Value			[*CONFIDENTIAL*]
Monthly Product True Up Amount [*CONFIDENTIAL*]			[*CONFIDENTIAL*]

Aggregrate Receipts for barrels sold	[*CONFIDENTIAL*]
Monthly Index Value for barrels sold	[*CONFIDENTIAL*]	$[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Monthly Product Sales Adjustment			[*CONFIDENTIAL*]

Balance Owed to Lion			[*CONFIDENTIAL*]

Schedule C2-10

NY2-728234

SCHEDULE D

SCHEDULE D-1

Schedule D-1

Operational Volume Range

Product Group	Minimum (bbl)	Maximum (bbl)	Aron notification deadline for Target Month End Crude Volume and Target Month End Product Volume	Maximum Allowed Change in Month End Target
Crude *	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Last Business Day of Nomination Month

Gasoline	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month

Diesel	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month

Catfeed	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Last Business Day of Nomination Month	[*CONFIDENTIAL*] bbls

CBO	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month

Slop/ Transmix	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month

LPG	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month

Asphalt	See Monthly Operating Ranges Below	See Monthly Operating Ranges Below	Last Business Day of Nomination Month	Subject to limitation of the absolute value of the allowable change in Target Month End Inventory in excess of the absolute value of the seasonal change in either min or max from the prior month min or max, plus [*CONFIDENTIAL*] bbls

Jan	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Feb	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Mar	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Apr	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Specific Asphalt Min in 2011	Specific Asphalt Max in 2011
May **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
June **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
July **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
August **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
September **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
October **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
November **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
December	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

*	If Aron, in its discretion, obtains any additional storage capacity at any of the Included Third Party Crude Storage Locations, it may, at its option, set Target Month End Crude Volume to be up to the sum of [*CONFIDENTIAL*] bbls plus the amount of such additional capacity, but any incremental costs resulting from such additional capacity shall be for Aron’s account.
**	Note that for 2011, the relevant inventory minimum is in the column called “Specific Asphalt Min in 2011” and the relevant inventory maximum is in the column called “Specific Asphalt Max in 2011”

Schedule D-1

Operational Volume Range

Product Group	Minimum (bbl)	Maximum (bbl)	Aron notification deadline for Target Month End Crude Volume and Target Month End Product Volume	Maximum Allowed Change in Month End Target
Crude *	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Last Business Day of Nomination Month

Gasoline	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month

Diesel	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month

Catfeed	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Last Business Day of Nomination Month	[*CONFIDENTIAL*] bbls

CBO	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month

Slop/ Transmix	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month

LPG	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month

Asphalt	See Monthly Operating Ranges Below	See Monthly Operating Ranges Below	Last Business Day of Nomination Month	Subject to limitation of the absolute value of the allowable change in Target Month End Inventory in excess of the absolute value of the seasonal change in either min or max from the prior month min or max, plus [*CONFIDENTIAL*] bbls

Jan	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Feb	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Mar	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Apr	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Specific Asphalt Min in 2011	Specific Asphalt Max in 2011
May **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
June **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
July **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
August **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
September **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
October **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
November **	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
December	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

*	If Aron, in its discretion, obtains any additional storage capacity at any of the Included Third Party Crude Storage Locations, it may, at its option, set Target Month End Crude Volume to be up to the sum of [*CONFIDENTIAL*] bbls plus the amount of such additional capacity, but any incremental costs resulting from such additional capacity shall be for Aron’s account.
**	Note that for 2011, the relevant inventory minimum is in the column called “Specific Asphalt Min in 2011” and the relevant inventory maximum is in the column called “Specific Asphalt Max in 2011”

SCHEDULE D-2

Schedule D-2

Operational Volume Range

Effective Operational Volume Ranges from May 1, 2014 through April 30, 2017

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target	Designated Baseline Volume
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude *	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Last Business Day of Nomination Month		Yes

Gasoline	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month		Yes

Diesel	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month		No

Catfeed	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Last Business Day of Nomination Month	[*CONFIDENTIAL*] bbls	No

CBO	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month		No

Slop/ Transmix	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month		No

LPG	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	15th of preceding month		No

Asphalt	[*CONFIDENTIAL*]	0	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	Last Business Day of Nomination Month		No

*	If Aron, in its discretion, obtains any additional storage capacity at any of the Included Third Party Crude Storage Locations, it may, at its option, set Target Month End Crude Volume to be up to the sum of [*CONFIDENTIAL*] bbls plus the amount of such additional capacity, but any incremental costs resulting from such additional capacity shall be for Aron’s account.

SCHEDULE E

Tank No.	Assigned Service	Product Code	Location	Nominal Shell Capacity (Barrels)	Type	Category	Tank Type
Refinery
19	Atmospheric Gas Oil	VGO	Refinery	2,385	Fixed Cone Roof	Cat Feed
23	140/160 Pen Asphalt	ASPHALT140160PEN	Refinery	1,826	Fixed Cone Roof	Asphalt
24	Asphalt Paving PG70-22	ASPHALTPG7022	Refinery	3,052	Fixed Cone Roof	Asphalt

36	Alkylate	UNFINGAS	Refinery	4,570	Internal Floating Roof	Gasoline
39	5 / 9 Pen Asphalt	ASPHALT140160PEN	Refinery	4,464	Fixed Cone Roof	Asphalt
40	Asphalt Paving PG64-22	ASPHALTPG6422	Refinery	3,358	Fixed Cone Roof	Asphalt
41	Asphalt Paving PG64-22	ASPHALTPG6422	Refinery	3,296	Fixed Cone Roof	Asphalt

51	Distillate Unifiner Feed - K / D	DISTHDTFEED	Refinery	11,957	Fixed Cone Roof	Diesel

54	Distillate Unifiner Feed - LCO	DISTHDTFEED	Refinery	14,432	Fixed Cone Roof	Diesel
59	Vacuum Gas Oil	VGO	Refinery	8,429	Fixed Cone Roof	Cat Feed

61	Unleaded Premium	UNLD93	Refinery	17,736	External Floating Roof	Gasoline

62	Platformate	UNFINGAS	Refinery	17,902	External Floating Roof	Gasoline
63	Slop Oil	SLOPCRUDEREFINERY	Refinery	8,584	Fixed Cone Roof	Slop / Transmix

64	Platformate	UNFINGAS	Refinery	9,447	Internal Floating Roof	Gasoline

65	Gasoline Blendstocks	UNFINGAS	Refinery	9,997	External Floating Roof	Gasoline

66	Condensate / Natural Gasoline	CONDENSATE	Refinery	14,286	Fixed Dome Roof	Gasoline
67	Isomate	UNFINGAS	Refinery	14,210	Fixed Dome Roof	Gasoline
76	Slop Asphalt	Slop Asphalt	Refinery	35,090	Fixed Cone Roof	Asphalt
78	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	4,521	Fixed Cone Roof	Asphalt
82	Carbon Black Oil	CBO	Refinery	19,152	Fixed Cone Roof	Carbon Black Oil
84	Vacuum Gas Oil	VGO	Refinery	9,375	Fixed Cone Roof	Cat Feed

85	Alkylate	UNFINGAS	Refinery	9,163	Internal Floating Roof	Gasoline

88	FCC Gasoline	UNFINGAS	Refinery	17,741	External Floating Roof	Gasoline

89	FCC Gasoline	UNFINGAS	Refinery	17,790	External Floating Roof	Gasoline

97	Carbon Black Oil / Road Oil	CBO	Refinery	956	Fixed Cone Roof	Carbon Black Oil

98	Carbon Black Oil / Road Oil	CBO	Refinery	885	Fixed Cone Roof	Carbon Black Oil
101	Asphalt Paving PG64-22	ASPHALTPG6422	Refinery	50,373	Fixed Cone Roof	Asphalt
102	Slop Asphalt	ASPHALTPG6422	Refinery	49,497	Fixed Cone Roof	Asphalt

103	Sour Naphtha	NAPHTHA	Refinery	48,816	External Floating Roof	Gasoline
104	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	41,964	Fixed Cone Roof	Asphalt
105	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	41,212	Fixed Cone Roof	Asphalt
107	Asphalt Paving PG64-22	ASPHALTPG6422	Refinery	54,377	Fixed Cone Roof	Asphalt

108	Distillate Unifiner Feed - K / D	DISTHDTFEED	Refinery	46,789	Internal Floating Roof	Diesel
109	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	50,717	Internal Floating Roof	Diesel
110	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	48,987	Fixed Cone Roof	Asphalt
112	Asphalt Paving PG64-22	ASPHALTPG6422	Refinery	142,935	Fixed Cone Roof	Asphalt

113	FCC Gasoline	UNFINGAS	Refinery	56,047	External Floating Roof	Gasoline
114	Vacuum Gas Oil	VGO	Refinery	54,679	Fixed Cone Roof	Cat Feed
115	Vacuum Gas Oil	VGO	Refinery	54,757	Fixed Cone Roof	Cat Feed
118	140/160 Pen Asphalt	ASPHALT140160PEN	Refinery	50,586	Fixed Cone Roof	Asphalt

120	Ultra Low Sulfur Diesel	ULSD	Refinery	70,738	Internal Floating Roof	Diesel
121	Ultra Low Sulfur Diesel	ULSD	Refinery	80,209	Fixed Cone Roof	Diesel
122	Ultra Low Sulfur Diesel	ULSD	Refinery	80,095	Fixed Cone Roof	Diesel

123	Gasoline Blendstocks	UNFINGAS	Refinery	73,604	External Floating Roof	Gasoline

124	Gasoline Blendstocks	UNFINGAS	Refinery	49,332	External Floating Roof	Gasoline

125	Gasoline Blendstocks	UNFINGAS	Refinery	48,356	External Floating Roof	Gasoline

126	Unleaded Regular	UNLD87	Refinery	48,157	External Floating Roof	Gasoline

128	Gasoline Blendstocks	UNFINGAS	Refinery	73,802	External Floating Roof	Gasoline

146	Propane	PROPANE	Refinery	728	Pressurized Bullet Tank	LPG

147	Propane	PROPANE	Refinery	728	Pressurized Bullet Tank	LPG

148	Propane-Propylene Mix	PPMIX	Refinery	716	Pressurized Bullet Tank	LPG
149	Isobutane	ISOBUTANE	Refinery	2,584	Pressurized Spherical Tank	Gasoline

155	Mixed Butanes	MIXEDBUTANES	Refinery	529	Pressurized Bullet Tank	Gasoline
167	Road Oil - In Plant Use	CBO	Refinery	1,258	Fixed Cone Roof	Carbon Black Oil
168	Road Oil - In Plant Use	CBO	Refinery	1,223	Fixed Cone Roof	Carbon Black Oil
170	Asphalt 64-22	Asphalt 64-22	Refinery	642	Fixed Cone Roof	Asphalt
175	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	4,326	Fixed Cone Roof	Asphalt

184	Mixed Butanes	MIXEDBUTANES	Refinery	958	Pressurized Bullet Tank	Gasoline

185	Mixed Butanes	MIXEDBUTANES	Refinery	1,783	Pressurized Bullet Tank	Gasoline

186	Mixed Butanes	MIXEDBUTANES	Refinery	715	Pressurized Bullet Tank	Gasoline

187	Propane	PROPANE	Refinery	833	Pressurized Bullet Tank	LPG

189	Propane-Propylene Mix	PPMIX	Refinery	714	Pressurized Bullet Tank	LPG
191	Asphalt Paving PG64-22	ASPHALTPG6422	Refinery	150,910	Fixed Cone Roof	Asphalt

192	Crude Oil	CRUDEREFINERY	Refinery	148,625	External Floating Roof	Crude	Non-Gathering Tank

194	Isobutane	ISOBUTANE	Refinery	609	Pressurized Bullet Tank	Gasoline

195	Isobutane	ISOBUTANE	Refinery	609	Pressurized Bullet Tank	Gasoline

196	Isobutane	ISOBUTANE	Refinery	609	Pressurized Bullet Tank	Gasoline

197	Propane	PROPANE	Refinery	525	Pressurized Bullet Tank	LPG
219	Asphalt Paving PG64-22	ASPHALTPG6422	Refinery	49,954	Fixed Cone Roof	Asphalt
241	Mixed Distillates	DISTHDTFEED	Refinery	2,772	Fixed Cone Roof	Diesel
242	Mixed Distillates	DISTHDTFEED	Refinery	2,764	Fixed Cone Roof	Diesel
243	Slop Distillates / LCO	DISTHDTFEED	Refinery	3,236	Fixed Cone Roof	Diesel

245	Sour Naphtha	NAPHTHA	Refinery	3,096	Internal Floating Roof	Gasoline

246	Sour Naphtha	NAPHTHA	Refinery	3,100	Internal Floating Roof	Gasoline
247	FCC Gasoline	UNFINGAS	Refinery	5,111	Internal Floating Roof	Gasoline
262	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	5,035	Fixed Cone Roof	Diesel
263	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	5,026	Fixed Cone Roof	Diesel
264	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	4,940	Fixed Cone Roof	Diesel
265	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	4,929	Fixed Cone Roof	Diesel

268	Light Straight Run	NATURALGASOLINE	Refinery	459	Pressurized Bullet Tank	Gasoline

269	Light Straight Run	NATURALGASOLINE	Refinery	459	Pressurized Bullet Tank	Gasoline
271	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	9,231	Fixed Cone Roof	Diesel
272	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,007	Fixed Cone Roof	Diesel
273	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,007	Fixed Cone Roof	Diesel
274	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,007	Fixed Cone Roof	Diesel
282	Slop Oil	SLOPCRUDEREFINERY	Refinery	2,725	Fixed Dome Roof	Slop / Transmix
283	Slop Oil	SLOPCRUDEREFINERY	Refinery	2,725	Fixed Dome Roof	Slop / Transmix
348	140 / 160 Pen Asphalt	ASPHALT140160PEN	Refinery	4,614	Fixed Dome Roof	Asphalt

349	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	4,905	Fixed Dome Roof	Asphalt
350	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,413	Fixed Cone Roof	Diesel
351	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,305	Fixed Cone Roof	Diesel
352	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,327	Fixed Cone Roof	Diesel
353	Distillate Unifiner Feed - K / D / LCO	DISTHDTFEED	Refinery	1,326	Fixed Cone Roof	Diesel
355	140 / 160 Pen Asphalt	ASPHALT140160PEN	Refinery	940	Fixed Cone Roof	Asphalt

360	Sour Naphtha	NAPHTHA	Refinery	14,843	Internal Floating Roof	Gasoline

361	Sour Naphtha	NAPHTHA	Refinery	14,778	Internal Floating Roof	Gasoline

362	Propane-Propylene Mix	PPMIX	Refinery	597	Pressurized Bullet Tank	LPG
363	Mixed Butanes	BUTYLENE	Refinery	597	Pressurized Bullet Tank	Gasoline
364	Isobutane	ISOBUTANE	Refinery	1,018	Pressurized Bullet Tank	Gasoline
365	Isobutane	ISOBUTANE	Refinery	1,007	Pressurized Bullet Tank	Gasoline
366	Propane-Propylene Mix	PPMIX	Refinery	695	Pressurized Bullet Tank	LPG
367	Mixed Butanes	BUTYLENE	Refinery	5,052	Pressurized Spherical Tank	Gasoline
368	Vacuum Gas Oil	VGO	Refinery	9,714	Fixed Cone Roof	Cat Feed

371	Sweet Naphtha	NAPHTHA	Refinery	10,040	Internal Floating Roof	Gasoline
372	Heavy Cat Naphtha (No. 10 Feed)	UNFINGAS	Refinery	9,052		Gasoline
382	Asphalt Paving PG76-22	ASPHALTPG7622	Refinery	4,616	Fixed Cone Roof	Asphalt
383	Asphalt Paving PG76-22	ASPHALTPG7622	Refinery	4,561	Fixed Cone Roof	Asphalt
384	Asphalt Paving PG70-22	ASPHALTPG7022	Refinery	3,127	Fixed Cone Roof	Asphalt
385	Asphalt Paving PG70-22	ASPHALTPG7022	Refinery	2,725	Fixed Cone Roof	Asphalt
386	Asphalt Paving PG70-22	ASPHALTPG7022	Refinery	3,047	Fixed Cone Roof	Asphalt
387	Asphalt Paving PG70-22	ASPHALTPG7022	Refinery	3,054	Fixed Cone Roof	Asphalt
536	Light Straight Run	NATURALGASOLINE	Refinery	15,131	Pressurized Spherical Tank	Gasoline
540	Ultra Low Sulfur Diesel	ULSD	Refinery	242	Horizontal Tank	Diesel
544	250 / 300 Visc Flux	ASPHALTFLUX	Refinery	5,288	Fixed Cone Roof	Asphalt
548	Asphalt Paving PG64-22	ASPHALTPG6422	Refinery	90,735	Fixed Cone Roof	Asphalt
552	Unleaded Regular	UNLD87	Refinery	242	Horizontal Tank	Gasoline
553	Asphalt Paving PG76-22	ASPHALTPG7622	Refinery	1,487	Fixed Cone Roof	Asphalt
LOTT, Magnolia, and El Dorado Pipeline
121	Crude Oil	CRUDELOTT	El Dorado East	80,000	Welded, External Floater, Pontoon	Crude	Gathering Tank
124	Crude Oil	CRUDELOTT	El Dorado East	55,000	Welded, Cone Roof	Crude	Gathering Tank
125	Crude Oil	CRUDELOTT	El Dorado East	55,000	Welded, External Floater, Pontoon	Crude	Non-Gathering Tank
130	Crude Oil	CRUDELOTT	El Dorado East	55,000	Welded, Cone Roof	Crude	Gathering Tank
170	Crude Oil	CRUDELOTT	El Dorado East	130,000	Welded, External Floater, Pontoon	Crude	Non-Gathering Tank
303	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank
304	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank
305	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank
307	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank
308	Crude Oil	CRUDELOTT	Smackover	5,000	Riveted, Cone Roof	Crude	Gathering Tank
309	Crude Oil	CRUDELOTT	Smackover	25,000	Riveted, Cone Roof	Crude	Gathering Tank
310	Crude Oil	CRUDELOTT	Smackover	25,000	Riveted, Cone Roof	Crude	Gathering Tank
311	Crude Oil	CRUDELOTT	Smackover	10,000	Riveted, Cone Roof	Crude	Gathering Tank
325	Crude Oil	CRUDELOTT	El Dorado East	1,000	Bolted, Cone Roof	Crude	Gathering Tank

337	Crude Oil	CRUDELOTT	Magnolia	5,000	Welded, Cone Roof	Crude	Gathering Tank
343	Crude Oil	CRUDELOTT	Magnolia	5,000	Bolted, Cone Roof	Crude	Gathering Tank
361	Crude Oil	CRUDELOTT	Smackover	1,500	Welded, Cone Roof	Crude	Gathering Tank
363	Crude Oil	CRUDELOTT	Magnolia	500	Welded, Cone Roof	Crude	Gathering Tank
364	Crude Oil	CRUDELOTT	Magnolia	500	Welded, Cone Roof	Crude	Gathering Tank
370	Crude Oil	CRUDELOTT	ShulerND	3,000	Welded, Cone Roof, Aluminum IFR	Crude	Gathering Tank
427	Crude Oil	CRUDELOTT	Magnolia	55,000	Riveted, Cone Roof	Crude	Gathering Tank
433	Crude Oil	CRUDELOTT	Magnolia	55,000	Welded, Cone Roof	Crude	Gathering Tank
435	Crude Oil	CRUDELOTT	Magnolia	37,000	Welded, Cone Roof	Crude	Gathering Tank
437	Crude Oil	CRUDEMAGNOLIA	Tank 437	55,000	Welded, External Floater, Pontoon	Crude	Gathering Tank
2002	Crude Oil	CRUDEMAGNOLIA	Tank 2002	85,000	Welded, External Floater, Pontoon	Crude	Non-Gathering Tank
3089	Crude Oil	CRUDELOTT	El Dorado East	500	Bolted, Cone Roof	Crude	Gathering Tank
3090	Crude Oil	CRUDELOTT	El Dorado East	500	Bolted, Cone Roof	Crude	Gathering Tank
4596	Crude Oil	CRUDELOTT	Magnolia	1,000	Bolted, Cone Roof	Crude	Gathering Tank
7135	Crude Oil	CRUDELOTT	ShulerMeter	10,000	Bolted, Cone Roof	Crude	Gathering Tank
7142	Crude Oil	CRUDELOTT	El Dorado East	1,000	Bolted, Cone Roof	Crude	Gathering Tank
7173	Crude Oil	CRUDELOTT	El Dorado East	3,000	Bolted, Cone Roof	Crude	Gathering Tank
7174	Crude Oil	CRUDELOTT	El Dorado East	1,000	Bolted, Cone Roof	Crude	Gathering Tank
7184	Crude Oil	CRUDELOTT	El Dorado East	1,000	Bolted, Cone Roof	Crude	Gathering Tank
7196	Crude Oil	CRUDELOTT	Magnolia	1,000	Bolted, Cone Roof	Crude	Gathering Tank
7197	Crude Oil	CRUDELOTT	Magnolia	1,000	Bolted, Cone Roof	Crude	Gathering Tank
7198	Crude Oil	CRUDELOTT	Magnolia	10,000	Bolted, Cone Roof, Aluminum IFR	Crude	Gathering Tank
7215	Crude Oil	CRUDELOTT	El Dorado East	5,000	Bolted, Cone Roof	Crude	Gathering Tank
8000	Crude Oil	CRUDELOTT	El Dorado East	5,000	Bolted, Cone Roof	Crude	Gathering Tank
8852	Crude Oil	CRUDELOTT	El Dorado East	210	Welded, Cone Roof	Crude	Gathering Tank
8853	Crude Oil	CRUDELOTT	El Dorado East	210	Welded, Cone Roof	Crude	Gathering Tank
13650	Crude Oil	CRUDELOTT	ShulerND	400	Welded, Cone Roof	Crude	Gathering Tank
13653	Crude Oil	CRUDELOTT	ShulerND	400	Welded, Cone Roof	Crude	Gathering Tank
88688	Crude Oil	CRUDELOTT	ShulerND	472	Welded, Cone Roof	Crude	Gathering Tank
99160	Crude Oil	CRUDELOTT	ShulerND	5,000	Bolted, Cone Roof	Crude	Gathering Tank
[*CONFIDENTIAL*]
1	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	9,624	Welded, Cone Roof	Diesel	Offsite Product Storage Tanks
2	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	9,626	Welded, Cone Roof	Diesel
3	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	9,628	Welded, Cone Roof	Diesel
4	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	9,625	Welded, Cone Roof	Diesel
5	Unleaded Regular	UNLD87MEMPHIS	Memphis	9,950	Welded, Cone Roof	Gasoline
6	Unleaded Regular	UNLD87MEMPHIS	Memphis	14,918	Welded, Cone Roof	Gasoline
7	Ultra Low Sulfur Diesel	ULSDMEMPHIS	Memphis	5,036	Welded, Cone Roof	Diesel
8	Transmix	TRANSMIXMEMPHIS	Memphis	4,957	Welded, Cone Roof	Slop / Transmix
9	Unleaded Premium	UNLD93MEMPHIS	Memphis	20,067	Welded, Cone Roof	Gasoline
10	Unleaded Regular	UNLD87MEMPHIS	Memphis	29,755	Welded, Cone Roof	Gasoline
[*CONFIDENTIAL*]
102	Paving - PG64-22	ASPHALTPG6422HENDERSON	Henderson	45,000		Asphalt

104	Paving - PG64-22	ASPHALTPG6422HENDERSON	Henderson	45,000		Asphalt	Included Third Party Product Storage Tanks
105	Paving - PG64-22	ASPHALTPG6422HENDERSON	Henderson	10,000		Asphalt
108	Polymer - AC-15P	ASPHALTAC15PHENDERSON	Henderson	2,500		Asphalt
109	Tire Rubber - AC-20-5TR	ASPHALTAC205TRHENDERSON	Henderson	2,500		Asphalt
110	Tire Rubber - AC-20-5TR	ASPHALTAC205TRHENDERSON	Henderson	2,500		Asphalt
111	Flux - 250 / 300 Vis Flux	ASPHALTFLUXHENDERSON	Henderson	2,500		Asphalt
112	Polymer - AC-15P	ASPHALTAC15PHENDERSON	Henderson	2,500	Fixed Cone Roof	Asphalt
113	250/300 Flux	ASPHALTFLUXHENDERSON	Henderson	2,500	Fixed Cone Roof	Asphalt
[*CONFIDENTIAL*]
101	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	47,997		Asphalt	Included Third Party Product Storage Tanks
102	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	48,429		Asphalt
103	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	57,529		Asphalt
104	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	4,243		Asphalt
105	Flux - VTB	ASPHALTFLUXMUSKOGEE	Muskogee	26,646		Asphalt
110	Paving - 70-22	ASPHALTPG7022MUSKOGEE	Muskogee	620		Asphalt
111	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	2,343		Asphalt
112	Paving - 76-28	ASPHALTPG7628MUSKOGEE	Muskogee	2,343		Asphalt
113	Paving - 70-28	ASPHALTPG7028MUSKOGEE	Muskogee	2,343		Asphalt
114	Paving - 70-22	ASPHALTPG7022MUSKOGEE	Muskogee	2,343		Asphalt
115	Paving - Sweet Resid	ASPHALTFLUXMUSKOGEE	Muskogee	1,273		Asphalt
116	Paving - 70-22	ASPHALTPG7022MUSKOGEE	Muskogee	1,759		Asphalt
117	Paving - Bres	ASPHALTFLUXMUSKOGEE	Muskogee	707		Asphalt
118	Paving - Sty 206	ASPHALTSTY206MUSKOGEE	Muskogee	2,278		Asphalt
119	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	30,263		Asphalt
120	Paving - Sty 16	ASPHALTSTY206MUSKOGEE	Muskogee	1,241		Asphalt
150	Paving - 64-22	ASPHALTPG6422MUSKOGEE	Muskogee	664		Asphalt
151	Paving - Sty 16	ASPHALTSTY206MUSKOGEE	Muskogee	664		Asphalt

SCHEDULE F

Don’t Change	Policy Or Service Type	Effective Date	Expiration Date	Policy Or Agreement # (Ties To Policy Or Agreement)	Insurer Or Service Provider (Ties to Binder)	Layer Participation And Retentions e.g. Primary $1,000,000 Per Occurrence; $20,000,000 General Aggregate XS $4,000,000 (Ties To Binder)
1	Primary General Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	ACE American Ins Co	[*CONFIDENTIAL*]
2	Primary Auto Liability and Physical Damage	10/16/13	10/16/14	[*CONFIDENTIAL*]	ACE American Ins Co	[*CONFIDENTIAL*]
3	Primary Workers Compensation	10/16/13	10/16/14	[*CONFIDENTIAL*]	ACE American Ins Co	[*CONFIDENTIAL*]
7	Excess Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	Westchester Fire Insurance Company	[*CONFIDENTIAL*]
8	Excess Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	ACE Property & Casualty Ins. Co.	[*CONFIDENTIAL*]
9	Excess Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	XL Insurance America Inc.	[*CONFIDENTIAL*]
10	Excess Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	Great American Assurance Co.	[*CONFIDENTIAL*]
11	Excess Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	Ironshore Speciality Insurance Co.	[*CONFIDENTIAL*]
12	Excess Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	Axis Surplus Lines Insurance Company	[*CONFIDENTIAL*]
13	Excess Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	Argo Re Ltd	[*CONFIDENTIAL*]
14	Excess Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	Iron Starr Excess Agency Ltd	[*CONFIDENTIAL*]
15	Excess Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	Oil Casualty Insurance Ltd	[*CONFIDENTIAL*]
16	Excess Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	Ace Bermuda Insurance Ltd	[*CONFIDENTIAL*]
17	Excess Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	XL Insurance Company Ltd	[*CONFIDENTIAL*]
18	Excess Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	Lexington Insurance Company	[*CONFIDENTIAL*]
19	Punitive Damage Wrap	10/16/13	10/16/14	[*CONFIDENTIAL*]	Ace Bermuda Insurance Ltd	[*CONFIDENTIAL*]
20	Punitive Damage Wrap	10/16/13	10/16/14	[*CONFIDENTIAL*]	XL Insurance Company Ltd	[*CONFIDENTIAL*]
21	Punitive Damage Wrap	10/16/13	10/16/14	[*CONFIDENTIAL*]	GAI Insurance Company Ltd.	[*CONFIDENTIAL*]
22	Punitive Damage Wrap	10/16/13	10/16/14	[*CONFIDENTIAL*]	Ironshore Insurance Ltd	[*CONFIDENTIAL*]
23	Punitive Damage Wrap	10/16/13	10/16/14	[*CONFIDENTIAL*]	Axis Speciality Limited	[*CONFIDENTIAL*]
24	Punitive Damage Wrap	10/16/13	10/16/14	[*CONFIDENTIAL*]	American International Reinsurance Company Ltd	[*CONFIDENTIAL*]
25	Foreign Liability	10/16/13	10/16/14	[*CONFIDENTIAL*]	ACE USA	[*CONFIDENTIAL*]
26	Pollution	10/16/13	10/16/14	[*CONFIDENTIAL*]	Indian Harbor Insurance Company	[*CONFIDENTIAL*]
27	Pollution	10/16/13	10/16/14	[*CONFIDENTIAL*]	Illinois Union Insurance Company	[*CONFIDENTIAL*]
28	Pollution	10/16/13	10/16/14	[*CONFIDENTIAL*]	Steadfast Insurance Company	[*CONFIDENTIAL*]
29	Pollution	10/16/13	10/16/14	[*CONFIDENTIAL*]	Indian Harbor Insurance Company	[*CONFIDENTIAL*]
32	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Zurich American Ins. Co.	[*CONFIDENTIAL*]

1PM10-16-13Renewal	Printed 12/23/20132:46 PM

Don’t Change	Policy Or Service Type	Effective Date	Expiration Date	Policy Or Agreement # (Ties To Policy Or Agreement)	Insurer Or Service Provider (Ties to Binder)	Layer Participation And Retentions e.g. Primary $1,000,000 Per Occurrence; $20,000,000 General Aggregate XS $4,000,000 (Ties To Binder)
33	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Federal Ins. Co.	[*CONFIDENTIAL*]
34	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	AXIS Insurance Co.	[*CONFIDENTIAL*]
35	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	National Union Fire Ins. Co. of Pittsburgh, PA	[*CONFIDENTIAL*]
36	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	RLI Insurance Co.	[*CONFIDENTIAL*]
37	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Great American Ins. Co.	[*CONFIDENTIAL*]
38	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Argonaut Insurance Co.	[*CONFIDENTIAL*]
39	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Navigators Insurance Co.	[*CONFIDENTIAL*]
40	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Liberty Insurance Underwriters, Inc.	[*CONFIDENTIAL*]
41	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	North American Specialty Ins. Co.	[*CONFIDENTIAL*]
42	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Beazley Insurance Co., Inc.	[*CONFIDENTIAL*]
43	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Chicago Underwriting Group, Inc.	[*CONFIDENTIAL*]
44	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Aspen American Insurance Co.	[*CONFIDENTIAL*]
45	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Travelers Casualty & Surety Company of America	[*CONFIDENTIAL*]
46	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Freedom Specialty Insurance Co.	[*CONFIDENTIAL*]
47	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Twin City Fire Insurance Co.	[*CONFIDENTIAL*]
48	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Starr Indemnity & Liability Co.	[*CONFIDENTIAL*]
49	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Berkley Professional Liability	[*CONFIDENTIAL*]
50	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Allied World National Assurance Co.	[*CONFIDENTIAL*]
51	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	Federal Ins. Co.	[*CONFIDENTIAL*]
52	Directors And Officers	11/01/13	11/01/14	[*CONFIDENTIAL*]	AXIS Insurance Co.	[*CONFIDENTIAL*]
53	Employment Practices	11/01/13	11/01/14	[*CONFIDENTIAL*]	National Union Fire Ins. Co. of Pittsburgh, PA	[*CONFIDENTIAL*]
54	Fiduciary Liability	11/01/13	11/01/14	[*CONFIDENTIAL*]	National Union Fire Ins. Co. of Pittsburgh, PA	[*CONFIDENTIAL*]
56	Crime	08/01/13	11/01/14	[*CONFIDENTIAL*]	AXIS Insurance Co.	[*CONFIDENTIAL*]
57	Crime-$10M XS $10M	08/01/13	11/01/14	[*CONFIDENTIAL*]	Great American Ins. Co.	[*CONFIDENTIAL*]
58	Special Crime	08/01/13	11/01/15	[*CONFIDENTIAL*]	National Union Fire Ins. Co. of Pittsburgh, PA	[*CONFIDENTIAL*]
59	Pollution	07/31/12	07/31/15	[*CONFIDENTIAL*]	Illinois Union Ins. Co.	[*CONFIDENTIAL*]

1PM10-16-13Renewal	Printed 12/23/20132:46 PM

Don’t Change	Policy Or Service Type	Effective Date	Expiration Date	Policy Or Agreement # (Ties To Policy Or Agreement)	Insurer Or Service Provider (Ties to Binder)	Layer Participation And Retentions e.g. Primary $1,000,000 Per Occurrence; $20,000,000 General Aggregate XS $4,000,000 (Ties To Binder)
60	Pollution	07/31/12	07/31/16	[*CONFIDENTIAL*]	Chartis Specialty Insurance Co.	[*CONFIDENTIAL*]
61	Pollution	07/31/06	07/31/16	[*CONFIDENTIAL*]	American International Specialty Lines Insurance	[*CONFIDENTIAL*]
62	Canadian General, Automobile, And Stop Gap Liability	07/01/13	07/01/14	[*CONFIDENTIAL*]	Zurich American Insurance Co	[*CONFIDENTIAL*]
63	Corporate House Package	08/27/13	08/27/14	[*CONFIDENTIAL*]	State Farm Fire and Casualty	[*CONFIDENTIAL*]
64	Corporate House Package	05/12/13	05/12/14	[*CONFIDENTIAL*]	Scottsdale Insurance Company	[*CONFIDENTIAL*]
65	Aviation, Owned	08/15/13	10/01/14	[*CONFIDENTIAL*]	Federal Insurance Company	[*CONFIDENTIAL*]
66	Aviation, Non Owned	08/15/13	10/01/14	[*CONFIDENTIAL*]	Federal Insurance Company	[*CONFIDENTIAL*]
67	Canadian Workers Compensation	07/01/13	07/01/14	[*CONFIDENTIAL*]	WCB Of Canada	[*CONFIDENTIAL*]
68	Property	04/29/13	04/29/14	[*CONFIDENTIAL*]	Various	[*CONFIDENTIAL*]

1PM10-16-13Renewal	Printed 12/23/20132:46 PM

SCHEDULE G

Adjusted Formula for Holidays	Days that use 3 days of data = (Day 1 net change + Day 2 net change + Day 3 net change)*(4/3)	In between a NY Bank Holiday
Days that use 1 day of data = Day 1 net change * 2

Day 1 Flow Data For:	Day 2 Flow Data For:	Day 3 Flow Data For:	Last Data Received On (When data is received)	Payment Generation	Invoice Date	Payment Date	Weights	True Up Dates	Split True Up Date
Sunday, April 24, 2011	Monday, April 25, 2011	Tuesday, April 26, 2011	Wednesday, April 27, 2011	Thursday, April 28, 2011	Friday, April 29, 2011	Monday, May 02, 2011	1.00	Monday, June 20, 2011
Wednesday, April 27, 2011			Thursday, April 28, 2011	Friday, April 29, 2011	Monday, May 02, 2011	Tuesday, May 03, 2011	1.00	Monday, June 20, 2011
Thursday, April 28, 2011			Friday, April 29, 2011	Monday, May 02, 2011	Tuesday, May 03, 2011	Wednesday, May 04, 2011	1.00	Monday, June 20, 2011
Monday, May 02, 2011			Tuesday, May 03, 2011	Tuesday, May 03, 2011	Wednesday, May 04, 2011	Thursday, May 05, 2011	1.00	Monday, June 20, 2011
Friday April 29, 2011	Saturday, April 30, 2011	Sunday, May 01, 2011	Monday, May 02, 2011	Wednesday, May 04, 2011	Thursday, May 05, 2011	Friday, May 06, 2011	1.00	Monday, June 20, 2011
Tuesday May 03, 2011			Wednesday, May 04, 2011	Thursday, May 05, 2011	Friday, May 06, 2011	Monday, May 09, 2011	1.00	Monday, June 20, 2011
Wednesday, May 04, 2011			Thursday, May 05, 2011	Friday, May 06, 2011	Monday, May 09, 2011	Tuesday, May 10, 2011	1.00	Monday, June 20, 2011
Thursday, May 05, 2011			Friday, May 06, 2011	Monday, May 09, 2011	Tuesday, May 10, 2011	Wednesday, May 11, 2011	1.00	Monday, June 20, 2011
Monday, May 09, 2011			Tuesday, May 10, 2011	Tuesday, May 10, 2011	Wednesday, May 11, 2011	Thursday, May 12, 2011	1.00	Monday, June 20, 2011
Friday, May 06, 2011	Saturday, May 07, 2011	Sunday, May 08, 2011	Monday, May 09, 2011	Wednesday, May 11, 2011	Thursday, May 12, 2011	Friday, May 13, 2011	1.00	Monday, June 20, 2011
Tuesday, May 10, 2011			Wednesday, May 11, 2011	Thursday, May 12, 2011	Friday, May 13, 2011	Monday, May 16, 2011	1.00	Monday, June 20, 2011
Wednesday, May 11, 2011			Thursday, May 12, 2011	Friday, May 13, 2011	Monday, May 16, 2011	Tuesday, May 17, 2011	1.00	Monday, June 20, 2011
Thursday, May 12, 2011			Friday, May 13, 2011	Monday, May 16, 2011	Tuesday, May 17, 2011	Wednesday, May 18, 2011	1.00	Monday, June 20, 2011
Monday, May 16, 2011			Tuesday, May 17, 2011	Tuesday, May 17, 2011	Wednesday, May 18, 2011	Thursday, May 19, 2011	1.00	Monday, June 20, 2011
Friday, May 13, 2011	Saturday, May 14, 2011	Sunday, May 15, 2011	Monday, May 16, 2011	Wednesday, May 18, 2011	Thursday, May 19, 2011	Friday, May 20, 2011	1.00	Monday, June 20, 2011
Tuesday, May 17, 2011			Wednesday, May 18, 2011	Thursday, May 19, 2011	Friday, May 20, 2011	Monday, May 23, 2011	1.00	Monday, June 20, 2011
Wednesday, May 18, 2011			Thursday, May 19, 2011	Friday, May 20, 2011	Monday, May 23, 2011	Tuesday, May 24, 2011	1.00	Monday, June 20, 2011
Thursday, May 19, 2011			Friday, May 20, 2011	Monday, May 23, 2011	Tuesday, May 24, 2011	Wednesday, May 25, 2011	1.00	Monday, June 20, 2011
Monday, May 23, 2011			Tuesday, May 24, 2011	Tuesday, May 24, 2011	Wednesday, May 25, 2011	Thursday, May 26, 2011	1.00	Monday, June 20, 2011
Friday, May 20, 2011	Saturday, May 21, 2011	Sunday, May 22, 2011	Monday, May 23, 2011	Wednesday, May 25, 2011	Thursday, May 26, 2011	Friday, May 27, 2011	1.33	Monday, June 20, 2011
Tuesday, May 24, 2011			Wednesday, May 25, 2011	Thursday, May 26, 2011	Friday, May 27, 2011	Tuesday, May 31, 2011	1.00	Monday, June 20, 2011
Wednesday, May 25, 2011			Thursday, May 26, 2011	Friday, May 27, 2011	Tuesday, May 31, 2011	Wednesday, June 01, 2011	1.00	Wednesday, July 20, 2011
Thursday, May 26, 2011			Friday, May 27, 2011	Tuesday, May 31, 2011	Wednesday, June 01, 2011	Thursday, June 02, 2011	1.00	Wednesday, July 20, 2011
Friday, May 27, 2011	Saturday, May 28, 2011	Sunday, May 29, 2011	Tuesday, May 31, 2011	Wednesday, June 01, 2011	Thursday, June 02, 2011	Friday, June 03, 2011	0.75	Wednesday, July 20, 2011
Monday, May 30, 2011			Tuesday, May 31, 2011	Wednesday, June 01 2011	Thursday, June 02, 2011	Friday, June 03, 2011	0.75	Wednesday, July 20, 2011
Tuesday, May 31, 2011			Wednesday, June 01, 2011	Thursday, June 02, 2011	Friday, June 03, 2011	Monday, June 06, 2011	1.00	Wednesday, July 20, 2011
Wednesday, June 01, 2011			Thursday, June 02, 2011	Friday, June 03, 2011	Monday, June 06, 2011	Tuesday, June 07, 2011	1.00	Wednesday, July 20, 2011
Thursday, June 02, 2011			Friday, June 03, 2011	Monday, June 06, 2011	Tuesday, June 07, 2011	Wednesday, June 08, 2011	1.00	Wednesday, July 20, 2011
Monday, June 06, 2011			Tuesday, June 07, 2011	Tuesday, June 07, 2011	Wednesday, June 08, 2011	Thursday, June 09, 2011	1.00	Wednesday, July 20, 2011
Friday, June 03, 2011	Saturday, June 04, 2011	Sunday, June 05, 2011	Monday, June 06, 2011	Wednesday, June 08, 2011	Thursday, June 09, 2011	Friday, June 10, 2011	1.00	Wednesday, July 20, 2011
Tuesday, June 07, 2011			Wednesday, June 08, 2011	Thursday, June 09, 2011	Friday, June 10, 2011	Monday, June 13, 2011	1.00	Wednesday, July 20, 2011
Wednesday, June 08, 2011			Thursday, June 09, 2011	Friday, June 10, 2011	Monday, June 13, 2011	Tuesday, June 14, 2011	1.00	Wednesday, July 20, 2011
Thursday, June 09, 2011			Friday, June 10, 2011	Monday, June 13, 2011	Tuesday, June 14, 2011	Wednesday, June 15, 2011	1.00	Wednesday, July 20, 2011
Monday, June 13, 2011			Tuesday, June 14, 2011	Tuesday, June 14, 2011	Wednesday, June 15, 2011	Thursday, June 16, 2011	1.00	Wednesday, July 20, 2011
Friday, June 10, 2011	Saturday, June 11, 2011	Sunday, June 12, 2011	Monday, June 13, 2011	Wednesday, June 15, 2011	Thursday, June 16, 2011	Friday, June 17, 2011	1.00	Wednesday, July 20, 2011
Tuesday, June 14, 2011			Wednesday, June 15, 2011	Thursday, June 16, 2011	Friday, June 17, 2011	Monday, June 20, 2011	1.00	Wednesday, July 20, 2011
Wednesday, June 15, 2011			Thursday, June 16, 2011	Friday, June 17, 2011	Monday, June 20, 2011	Tuesday, June 21, 2011	1.00	Wednesday, July 20, 2011
Thursday, June 16, 2011			Friday, June 17, 2011	Monday, June 20, 2011	Tuesday, June 21, 2011	Wednesday, June 22, 2011	1.00	Wednesday, July 20, 2011
Monday, June 20, 2011			Tuesday, June 21, 2011	Tuesday, June 21, 2011	Wednesday, June 22, 2011	Thursday, June 23, 2011	1.00	Wednesday, July 20, 2011
Friday, June 17, 2011	Saturday, June 18, 2011	Sunday, June 19, 2011	Monday, June 20, 2011	Wednesday, June 22, 2011	Thursday, June 23, 2011	Friday, June 24, 2011	1.00	Wednesday, July 20, 2011
Tuesday, June 21, 2011			Wednesday, June 22, 2011	Thursday, June 23, 2011	Friday, June 24, 2011	Monday, June 27, 2011	1.00	Wednesday, July 20, 2011
Wednesday, June 22, 2011			Thursday, June 23, 2011	Friday, June 24, 2011	Monday, June 27, 2011	Tuesday, June 28, 2011	1.00	Wednesday, July 20, 2011
Thursday, June 23, 2011			Friday, June 24, 2011	Monday, June 27, 2011	Tuesday, June 28, 2011	Wednesday, June 29, 2011	1.00	Wednesday, July 20, 2011
Monday, June 27, 2011			Tuesday, June 28, 2011	Tuesday, June 28, 2011	Wednesday, June 29, 2011	Thursday, June 30, 2011	1.00	Wednesday, July 20, 2011
Friday, June 24, 2011	Saturday, June 25, 2011	Sunday, June 26, 2011	Monday, June 27, 2011	Wednesday, June 29, 2011	Thursday, June 30, 2011	Friday, July 01, 2011	1.33	Friday, August 19, 2011
Tuesday, June 28, 2011			Wednesday, June 29, 2011	Thursday, June 30, 2011	Friday, July 01, 2011	Tuesday, July 05, 2011	1.00	Friday, August 19, 2011
Wednesday, June 29, 2011			Thursday, June 30, 2011	Friday, July 01, 2011	Tuesday, July 05, 2011	Wednesday, July 06, 2011	1.00	Friday, August 19, 2011
Thursday, June 30, 2011			Friday, July 01, 2011	Tuesday, July 05, 2011	Wednesday, July 06, 2011	Thursday, July 07, 2011	1.00	Friday, August 19, 2011
Friday, July 01, 2011	Saturday, July 02, 2011	Sunday, July 03, 2011	Tuesday, July 05, 2011	Wednesday, July 06, 2011	Thursday, July 07, 2011	Friday, July 08, 2011	0.75	Friday, August 19, 2011
Monday, July 04, 2011			Tuesday, July 05, 2011	Wednesday, July 06, 2011	Thursday, July 07, 2011	Friday, July 08, 2011	0.75	Friday, August 19, 2011
Tuesday, July 05, 2011			Wednesday, July 06, 2011	Thursday, July 07, 2011	Friday, July 08, 2011	Monday, July 11, 2011	1.00	Friday, August 19, 2011
Wednesday, July 06, 2011			Thursday, July 07, 2011	Friday, July 08, 2011	Monday, July 11, 2011	Tuesday, July 12, 2011	1.00	Friday, August 19, 2011
Thursday, July 07, 2011			Friday, July 08, 2011	Monday, July 11, 2001	Tuesday, July 12, 2011	Wednesday, July 13, 2011	1.00	Friday, August 19, 2011
Monday, July 11, 2011			Tuesday, July 12, 2011	Tuesday, July 12, 2011	Wednesday, July 13, 2011	Thursday, July 14, 2011	1.00	Friday, August 19, 2011
Friday, July 08, 2011	Saturday, July 09, 2011	Sunday, July 10, 2011	Monday, July 11, 2011	Wednesday, July 13, 2011	Thursday, July 14, 2011	Friday, July 15, 2011	1.00	Friday, August 19, 2011
Tuesday, July 12, 2011			Wednesday, July 13, 2011	Thursday, July 14, 2011	Friday, July 15, 2011	Monday, July 18, 2011	1.00	Friday, August 19, 2011
Wednesday, July 13, 2011			Thursday, July 14, 2011	Friday, July 15, 2011	Monday, July 18, 2011	Tuesday, July 19, 2011	1.00	Friday, August 19, 2011
Thursday, July 14, 2011			Friday, July 15, 2011	Monday, July 18, 2011	Tuesday, July 19, 2011	Wednesday, July 20, 2011	1.00	Friday, August 19, 2011
Monday, July 18, 2011			Tuesday, July 19, 2011	Tuesday, July 19, 2011	Wednesday, July 20, 2011	Thursday, July 21, 2011	1.00	Friday, August 19, 2011

Friday, July 15, 2011	Saturday, July 16, 2011	Sunday, July 17, 2011	Monday, 18, 2011	Wednesday, July 20, 2011	Thursday, July 21, 2011	Friday, July 22, 2011	1.00	Friday, August 19, 2011
Tuesday, July 19, 2011			Wednesday, July 20, 2011	Thursday, July 21, 2011	Friday, July 22, 2011	Monday, July 25, 2011	1.00	Friday, August 19, 2011
Wednesday, July 20, 2011			Thursday, July 21, 2011	Friday, July 22, 2011	Monday, July 25, 2011	Tuesday, July 26, 2011	1.00	Friday, August 19, 2011
Thursday, July 21, 2011			Friday, July 22, 2011	Monday, July 25, 2011	Tuesday, July 26, 2011	Wednesday, July 27, 2011	1.00	Friday, August 19, 2011
Monday, July 25, 2011			Tuesday, July 26, 2011	Tuesday, July 26, 2011	Wednesday, July 27, 2011	Thursday, July 28, 2011	1.00	Friday, August 19, 2011
Friday, July 22, 2011	Saturday, July 23, 2011	Sunday, July 24, 2011	Monday, July 25, 2011	Wednesday, July 27, 2011	Thursday, July 28, 2011	Friday, July 29, 2011	1.00	Friday, August 19, 2011
Tuesday, July 26, 2011			Wednesday, July 27, 2011	Thursday, July 28, 2011	Friday, July 29, 2011	Monday, August 01, 2011	1.00	Tuesday, September 20, 2011
Wednesday, July 27, 2011			Thursday, July 28, 2011	Friday, July 29, 2011	Monday, August 01, 2011	Tuesday, August 02, 2011	1.00	Tuesday, September 20, 2011
Thursday, July 28, 2011			Friday, July 29, 2011	Monday, August 01, 2011	Tuesday, August 02, 2011	Wednesday, August 03, 2011	1.00	Tuesday, September 20, 2011
Monday, August 01, 2011			Tuesday, August 02, 2011	Tuesday, August 02, 2011	Wednesday, August 03, 2011	Thursday, August 04, 2011	1.00	Tuesday, September 20, 2011
Friday, July 29, 2011	Saturday, July 30, 2011	Sunday, July 31, 2011	Monday, August 01, 2011	Wednesday, August 03, 2011	Thursday, August 04, 2011	Friday, August 05, 2011	1.00	Tuesday, September 20, 2011
Tuesday, August 02, 2011			Wednesday, August 03, 2011	Thursday, August 04, 2011	Friday, August 05, 2011	Monday, August 08, 2011	1.00	Tuesday, September 20, 2011
Wednesday, August 03, 2011			Thursday, August 04, 2011	Friday, August 05, 2011	Monday, August 08, 2011	Tuesday, August 09, 2011	1.00	Tuesday, September 20, 2011
Thursday, August 04, 2011			Friday, August 05, 2011	Monday, August 08, 2011	Tuesday, August 09, 2011	Wednesday, August 10, 2011	1.00	Tuesday, September 20, 2011
Monday, August 08, 2011			Tuesday, August 09, 2011	Tuesday, August 09, 2011	Wednesday, August 10, 2011	Thursday, August 11, 2011	1.00	Tuesday, September 20, 2011
Friday, August 05, 2011	Saturday, August 06, 2011	Sunday, August 07, 2011	Monday, August 08, 2011	Wednesday, August 10, 2011	Thursday, August 11, 2011	Friday, August 12, 2011	1.00	Tuesday, September 20, 2011
Tuesday, August 09, 2011			Wednesday, August 10, 2011	Thursday, August 11, 2011	Friday, August 12, 2011	Monday, August 15, 2011	1.00	Tuesday, September 20, 2011
Wednesday, August 10, 2011			Thursday, August 11, 2011	Friday, August 12, 2011	Monday, August 15, 2011	Tuesday, August 16, 2011	1.00	Tuesday, September 20, 2011
Thursday, August 11, 2011			Friday, August 12, 2011	Monday, August 15, 2011	Tuesday, August 16, 2011	Wednesday, August 17, 2011	1.00	Tuesday, September 20, 2011
Monday, August 15, 2011			Tuesday, August 16, 2011	Tuesday, August 16, 2011	Wednesday, August 17, 2011	Thursday, August 18, 2011	1.00	Tuesday, September 20, 2011
Friday, August 12, 2011	Saturday, August 13, 2011	Sunday, August 14, 2011	Monday, August 15, 2011	Wednesday, August 17, 2011	Thursday, August 18, 2011	Friday, August 19, 2011	1.00	Tuesday, September 20, 2011
Tuesday, August 16, 2011			Wednesday, August 17, 2011	Thursday, August 18, 2011	Friday, August 19, 2011	Monday, August 22, 2011	1.00	Tuesday, September 20, 2011
Wednesday, August 17, 2011			Thursday, August 18, 2011	Friday, August 19, 2011	Monday, August 22, 2011	Tuesday, August 23, 2011	1.00	Tuesday, September 20, 2011
Thursday, August 18, 2011			Friday, August 19, 2011	Monday, August 22, 2011	Tuesday, August 23, 2011	Wednesday, August 24, 2011	1.00	Tuesday, September 20, 2011
Monday, August 22, 2011			Tuesday, August 23, 2011	Tuesday, August 23, 2011	Wednesday, August 24, 2011	Thursday, August 25, 2011	1.00	Tuesday, September 20, 2011
Friday, August 19, 2011	Saturday, August 20, 2011	Sunday, August 21, 2011	Monday, August 22, 2011	Wednesday, August 24, 2011	Thursday, August 25, 2011	Friday, August 26, 2011	1.00	Tuesday, September 20, 2011
Tuesday, August 23, 2011			Wednesday, August 24, 2011	Thursday, August 25, 2011	Friday, August 26, 2011	Monday, August 29, 2011	1.00	Tuesday, September 20, 2011
Wednesday, August 24, 2011			Thursday, August 25, 2011	Friday, August 26, 2011	Monday, August 29, 2011	Tuesday, August 30, 2011	1.00	Tuesday, September 20, 2011
Thursday, August 25, 2011			Friday, August 26, 2011	Monday, August 29, 2011	Tuesday, August 30, 2011	Wednesday, August 31, 2011	1.00	Tuesday, September 20, 2011
Monday, August 29, 2011			Tuesday, August 30, 2011	Tuesday, August 30, 2011	Wednesday, August 31, 2011	Thursday, September 01, 2011	1.00	Thursday, October 20, 2011
Friday, August 26, 2011	Saturday, August 27, 2011	Sunday, August 28, 2011	Monday, August 29, 2011	Wednesday, August 31, 2011	Thursday, September 01, 2011	Friday, September 02, 2011	1.33	Thursday, October 20, 2011
Tuesday, August 30, 2011			Wednesday, August 31, 2011	Thursday, September 01, 2011	Friday, September 02, 2011	Tuesday, September 06, 2011	1.00	Thursday, October 20, 2011
Wednesday, August 31, 2011			Thursday, September 01, 2011	Friday, September 02, 2011	Tuesday, September 06, 2011	Wednesday, September 07, 2011	1.00	Thursday, October 20, 2011
Thursday, September 01, 2011			Friday, September 02, 2011	Tuesday, September 06, 2011	Wednesday, September 07, 2011	Thursday, September 08, 2011	1.00	Thursday, October 20, 2011
Friday, September 02, 2011	Saturday, September 03, 2011	Sunday, September 04, 2011	Tuesday, September 06, 2011	Wednesday, September 07, 2011	Thursday, September 08, 2011	Friday, September 09, 2011	0.75	Thursday, October 20, 2011
Monday, September 05, 2011			Tuesday, September 06, 2011	Wednesday, September 07, 2011	Thursday, September 08, 2011	Friday, September 09, 2011	0.75	Thursday, October 20, 2011
Tuesday, September 06, 2011			Wednesday, September 07, 2011	Thursday, September 08, 2011	Friday, September 09, 2011	Monday, September 12, 2011	1.00	Thursday, October 20, 2011
Wednesday, September 07, 2011			Thursday, September 08, 2011	Friday, September 09, 2011	Monday, September 12, 2011	Tuesday, September 13, 2011	1.00	Thursday, October 20, 2011
Thursday, September 08, 2011			Friday, September 09, 2011	Monday, September 12, 2011	Tuesday, September 13, 2011	Wednesday, September 14, 2011	1.00	Thursday, October 20, 2011
Monday, September 12, 2011			Tuesday, September 13, 2011	Tuesday, September 13, 2011	Wednesday, September 14, 2011	Thursday, September 15, 2011	1.00	Thursday, October 20, 2011
Friday, September 09, 2011	September 10, 2011	Sunday, September 11, 2011	Monday, September 12, 2011	Wednesday, September 14, 2011	Thursday, September 15, 2011	Friday, September 16, 2011	1.00	Thursday, October 20, 2011
Tuesday, September 13, 2011			Wednesday, September 14, 2011	Thursday, September 15, 2011	Friday, September 16, 2011	Monday, September 19, 2011	1.00	Thursday, October 20, 2011
Wednesday, September 14, 2011			Thursday, September 15, 2011	Friday, September 16, 2011	Monday, September 19, 2011	Tuesday, September 20, 2011	1.00	Thursday, October 20, 2011
Thursday, September 15, 2011			Friday, September 16, 2011	Monday, September 19, 2011	Tuesday, September 20, 2011	Wednesday, September 21, 2011	1.00	Thursday, October 20, 2011
Monday, September 19, 2011			Tuesday, September 20, 2011	Tuesday, September 20, 2011	Wednesday, September 21, 2011	Thursday, September 22, 2011	1.00	Thursday, October 20, 2011
Friday, September 16, 2011	Saturday, September 17, 2011	Sunday, September 18, 2011	Monday, September 19, 2011	Wednesday, September 21, 2011	Thursday, September 22, 2011	Friday, September 23, 2011	1.00	Thursday, October 20, 2011
Tuesday, September 20, 2011			Wednesday, September 21, 2011	Thursday, September 22, 2011	Friday, September 23, 2011	Monday, September 26, 2011	1.00	Thursday, October 20, 2011
Wednesday, September 21, 2011			Thursday, September 22, 2011	Friday, September 23, 2011	Monday, September 26, 2011	Tuesday, September 27, 2011	1.00	Thursday, October 20, 2011
Thursday, September 22, 2011			Friday, September 23, 2011	Monday, September 26, 2011	Tuesday, September 27, 2011	Wednesday, September 28, 2011	1.00	Thursday, October 20, 2011
Monday, September 26, 2011			Tuesday, September 27, 2011	Tuesday, September 27, 2011	Wednesday, September 28, 2011	Thursday, September 29, 2011	1.00	Thursday, October 20, 2011
Friday, September 23, 2011	Saturday, September 24, 2011	Sunday, September 25, 2011	Monday, September 26, 2011	Wednesday, September 28, 2011	Thursday, September 29, 2011	Friday, September 30, 2011	1.00	1/3 Oct. 20, 2011	2/3 Nov. 21, 2011
Tuesday, September 27, 2011			Wednesday, September 28, 2011	Thursday, September 29, 2011	Friday, September 30, 2011	Monday, October 03, 2011	1.00	Monday, November 21, 2011
Wednesday, September 28, 2011			Thursday, September 29, 2011	Friday, September 30, 2011	Monday, October 03, 2011	Tuesday, October 04, 2011	1.00	Monday, November 21, 2011
Thursday, September 29, 2011			Friday, September 30, 2011	Monday, October 03, 2011	Tuesday, October 04, 2011	Wednesday, October 05, 2011	1.00	Monday, November 21, 2011
Monday, October 03, 2011			Tuesday, October 04, 2011	Tuesday, October 04, 2011	Wednesday, October 05, 2011	Thursday, October 06, 2011	1.00	Monday, November 21, 2011
Friday, September 30, 2011	Saturday, October 01, 2011	Sunday, October 02, 2011	Monday, October 03, 2011	Wednesday, October 05, 2011	Thursday, October 06, 2011	Friday, October 07, 2011	1.33	Monday, November 21, 2011
Tuesday, October 04, 2011			Wednesday, October 05, 2011	Thursday, October 06, 2011	Friday, October 07, 2011	Tuesday, October 11, 2011	1.00	Monday, November 21, 2011
Wednesday, October 05, 2011			Thursday, October 06, 2011	Friday, October 07, 2011	Tuesday, October 11, 2011	Wednesday, October 12, 2011	1.00	Monday, November 21, 2011
Thursday, October 06, 2011			Friday, October 07, 2011	Tuesday, October 11, 2011	Wednesday, October 12, 2011	Thursday, October 13, 2011	1.00	Monday, November 21, 2011
Friday, October 07, 2011	Saturday, October 08, 2011	Sunday October 09, 2011	Tuesday, October 11, 2011	Wednesday, October 12, 2011	Thursday, October 13, 2011	Friday, October 14, 2011	0.75	Monday, November 21, 2011
Monday, October 10, 2011			Tuesday, October 11, 2011	Wednesday, October 12, 2011	Thursday, October 13, 2011	Friday, October 14, 2011	0.75	Monday, November 21, 2011
Tuesday, October 11, 2011			Wednesday, October 12, 2011	Thursday, October 13, 2011	Friday, October 14, 2011	Monday, October 17, 2011	1.00	Monday, November 21, 2011
Wednesday, October 12, 2011			Thursday, October 13, 2011	Friday, October 14, 2011	Monday, October 17, 2011	Tuesday, October 18, 2011	1.00	Monday, November 21, 2011
Thursday, October 13, 2011			Friday, October 14, 2011	Monday, October 17, 2011	Tuesday, October 18, 2011	Wednesday, October 19, 2011	1.00	Monday, November 21, 2011

Monday, October 17, 2011			Tuesday, October 18, 2011	Tuesday, October 18, 2011	Wednesday, October 19, 2011	Thursday, October 20, 2011	1.00	Monday, November 21, 2011
Friday, October 14, 2011	Saturday, October 15, 2011	Sunday, October 16, 2011	Monday, October 17, 2011	Wednesday, October 19, 2011	Thursday, October 20, 2011	Friday, October 21, 2011	1.00	Monday, November 21, 2011
Tuesday, October 18, 2011			Wednesday, October 19, 2011	Thursday, October 20, 2011	Friday, October 21, 2011	Monday, October 24, 2011	1.00	Monday, November 21, 2011
Wednesday, October 19, 2011			Thursday, October 20, 2011	Friday, October 21, 2011	Monday, October 24, 2011	Tuesday, October 25, 2011	1.00	Monday, November 21, 2011
Thursday, October 20, 2011			Friday, October 21, 2011	Monday, October 24, 2011	Tuesday, October 25, 2011	Wednesday, October 26, 2011	1.00	Monday, November 21, 2011
Monday, October 24, 2011			Tuesday, October 25, 2011	Tuesday, October 25, 2011	Wednesday, October 26, 2011	Thursday, October 27, 2011	1.00	Monday, November 21, 2011
Friday, October 21, 2011	Saturday, October 22, 2011	Sunday, October 23, 2011	Monday, October 24, 2011	Wednesday, October 26, 2011	Thursday, October 27, 2011	Friday, October 28, 2011	1.00	Monday, November 21, 2011
Tuesday, October 25, 2011			Wednesday, October 26, 2011	Thursday, October 27, 2011	Friday, October 28, 2011	Monday, October 31, 2011	1.00	Monday, November 21, 2011
Wednesday, October 26, 2011			Thursday, October 27, 2011	Friday, October 28, 2011	Monday, October 31, 2011	Tuesday, November 01, 2011	1.00	Tuesday, December 20, 2011
Thursday, October 27, 2011			Friday, October 28, 2011	Monday, October 31, 2011	Tuesday, November 01, 2011	Wednesday, November 02, 2011	1.00	Tuesday, December 20, 2011
Monday, October 31, 2011			Tuesday, November 01, 2011	Tuesday, November 01, 2011	Wednesday, November 02, 2011	Thursday, November 03, 2011	1.00	Tuesday, December 20, 2011
Friday, October 28, 2011	Saturday, October 29, 2011	Sunday, October 30, 2011	Monday, October 31, 2011	Wednesday, November 02, 2011	Thursday, November 03, 2011	Friday, November 04, 2011	1.00	Tuesday, December 20, 2011
Tuesday, November 01, 2011			Wednesday, November 02, 2011	Thursday, November 03, 2011	Friday, November 04, 2011	Monday, November 07, 2011	1.00	Tuesday, December 20, 2011
Wednesday, November 02, 2011			Thursday, November 03, 2011	Friday, November 04, 2011	Monday, November 07, 2011	Tuesday, November 08, 2011	1.00	Tuesday, December 20, 2011
Thursday, November 03, 2011			Friday, November 04, 2011	Monday, November 07, 2011	Tuesday, November 08, 2011	Wednesday, November 09, 2011	1.00	Tuesday, December 20, 2011
Friday, November 04, 2011	Saturday, November 05, 2011	Sunday, November 06, 2011	Monday, November 07, 2011	Tuesday, November 08, 2011	Wednesday, November 09, 2011	Thursday, November 10, 2011	1.33	Tuesday, December 20, 2011
Monday, November 07, 2011			Wednesday, November 09, 2011	Wednesday, November 09, 2011	Thursday, November 10, 2011	Monday, November 14, 2011	0.50	Tuesday, December 20, 2011
Wednesday, November 09, 2011			Thursday, November 10, 2011	Thursday, November 10, 2011	Monday, November 14, 2011	Tuesday, November 15, 2011	1.00	Tuesday, December 20, 2011
Thursday, November 10, 2011			Friday, November 11, 2011	Monday, November 14, 2011	Tuesday, November 15, 2011	Wednesday, November 16, 2011	1.00	Tuesday, December 20, 2011
Monday, November 14, 2011			Tuesday, November 15, 2011	Tuesday, November 15, 2011	Wednesday, November 16, 2011	Thursday, November 17, 2011	1.00	Tuesday, December 20, 2011
Friday, November 11, 2011	Saturday, November 12, 2011	Sunday, November 13, 2011	Monday, November 14, 2011	Wednesday, November 16, 2011	Thursday, November 17, 2011	Friday, November 18, 2011	1.00	Tuesday, December 20, 2011
Tuesday, November 15, 2011			Wednesday, November 16, 2011	Thursday, November 17, 2011	Friday, November 18, 2011	Monday, November 21, 2011	1.00	Tuesday, December 20, 2011
Wednesday, November 16, 2011			Thursday, November 17, 2011	Friday, November 18, 2011	Monday, November 21, 2011	Tuesday, November 22, 2011	1.00	Tuesday, December 20, 2011
Thursday, November 17, 2011			Friday, November 18, 2011	Monday, November 21, 2011	Tuesday, November 22, 2011	Wednesday, November 23, 2011	2.00	Tuesday, December 20, 2011
Friday, November 18, 2011	Saturday, November 19, 2011	Sunday, November 20, 2011	Monday, November 21, 2011	Tuesday, November 22, 2011	Wednesday, November 23, 2011	Friday, November 25, 2011	1.00	Tuesday, December 20, 2011
Monday, November 21, 2011			Tuesday, November 22, 2011	Wednesday, November 23, 2011	Friday, November 25, 2011	Monday, November 28, 2011	1.00	Tuesday, December 20, 2011
Tuesday, November 22, 2011			Wednesday, November 23, 2011	Friday, November 25, 2011	Monday, November 28, 2011	Tuesday, November 29, 2011	1.00	Tuesday, December 20, 2011
Wednesday, November 23, 2011			Monday, November 28, 2011	Monday, November 28, 2011	Tuesday, November 29, 2011	Wednesday, November 30, 2011	1.00	Tuesday, December 20, 2011
Monday, November 28, 2011			Tuesday, November 29, 2011	Tuesday, November 29, 2011	Wednesday, November 30, 2011	Thursday, December 01, 2011	1.00	Friday, January 20, 2012
Thursday, November 24, 2011			Monday, November 28, 2011	Wednesday, November 30, 2011	Thursday, December 01, 2011	Friday, December 02, 2011	0.75	Friday, January 20, 2012
Friday, November 25, 2011	Saturday, November 26, 2011	Sunday, November 27, 2011	Monday, November 28, 2011	Wednesday, November 30, 2011	Thursday, December 01, 2011	Friday, December 02, 2011	0.75	Friday, January 20, 2012
Tuesday, November 29, 2011			Wednesday, November 30, 2011	Thursday, December 01, 2011	Friday, December 02, 2011	Monday, December 05, 2011	1.00	Friday, January 20, 2012
Wednesday, November 30, 2011			Thursday, December 01, 2011	Friday, December 02, 2011	Monday, December 05, 2011	Tuesday, December 06, 2011	1.00	Friday, January 20, 2012
Thursday, December 01, 2011			Friday, December 02, 2011	Monday, December 05, 2011	Tuesday, December 06, 2011	Wednesday, December 07, 2011	1.00	Friday, January 20, 2012
Monday, December 05, 2011			Tuesday, December 06, 2011	Tuesday, December 06, 2011	Wednesday, December 07, 2011	Thursday, December 08, 2011	1.00	Friday, January 20, 2012
Friday, December 02, 2011	Saturday, December 03, 2011	Sunday, December 04, 2011	Monday, December 05, 2011	Wednesday, December 07, 2011	Thursday, December 08, 2011	Friday, December 09, 2011	1.00	Friday, January 20, 2012
Tuesday, December 06, 2011			Wednesday, December 07, 2011	Thursday, December 08, 2011	Friday, December 09, 2011	Monday, December 12, 2011	1.00	Friday, January 20, 2012
Wednesday, December 07, 2011			Thursday, December 08, 2011	Friday, December 09, 2011	Monday, December 12, 2011	Tuesday, December 13, 2011	1.00	Friday, January 20, 2012
Thursday, December 08, 2011			Friday, December 09, 2011	Monday, December 12, 2011	Tuesday, December 13, 2011	Wednesday, December 14, 2011	1.00	Friday, January 20, 2012
Monday, December 12, 2011			Tuesday, December 13, 2011	Tuesday, December 13, 2011	Wednesday, December 14, 2011	Thursday, December 15, 2011	1.00	Friday, January 20, 2012
Friday, December 09, 2011	Saturday, December 10, 2011	Sunday, December 11, 2011	Monday, December 12, 2011	Wednesday, December 14, 2011	Thursday, December 15, 2011	Friday, December 16, 2011	1.00	Friday, January 20, 2012
Tuesday, December 13, 2011			Wednesday, December 14, 2011	Thursday, December 15, 2011	Friday, December 16, 2011	Monday, December 19, 2011	1.00	Friday, January 20, 2012
Wednesday, December 14, 2011			Thursday, December 15, 2011	Friday, December 16, 2011	Monday, December 19, 2011	Tuesday, December 20, 2011	1.00	Friday, January 20, 2012
Thursday, December 15, 2011			Friday, December 16, 2011	Monday, December 19, 2011	Tuesday, December 20, 2011	Wednesday, December 21, 2011	1.00	Friday, January 20, 2012
Monday, December 19, 2011			Tuesday, December 20, 2011	Tuesday, December 20, 2011	Wednesday, December 21, 2011	Thursday, December 22, 2011	1.00	Friday, January 20, 2012
Friday, December 16, 2011	Saturday, December 17, 2011	Sunday, December 18, 2011	Monday, December 19, 2011	Wednesday, December 21, 2011	Thursday, December 22, 2011	Friday, December 23, 2011	1.33	Friday, January 20, 2012
Tuesday, December 20, 2011			Wednesday, December 21, 2011	Thursday, December 22, 2011	Friday, December 23, 2011	Tuesday, December 27, 2011	1.00	Friday, January 20, 2012
Wednesday, December 21, 2011			Thursday, December 22, 2011	Friday, December 23, 2011	Tuesday, December 27, 2011	Wednesday, December 28, 2011	1.00	Friday, January 20, 2012
Thursday, December 22, 2011			Tuesday, December 27, 2011	Tuesday, December 27, 2011	Wednesday, December 28, 2011	Thursday, December 29, 2011	1.00	Friday, January 20, 2012
Friday, December 23, 2011	Saturday, December 24, 2011	Sunday, December 25, 2011	Tuesday, December 27, 2011	Wednesday, December 28, 2011	Thursday, December 29, 2011	Friday, December 30, 2011	1.33	2/4 Jan 20, 2012	2/4 Feb 21, 2012
Monday, December 26, 2011	Tuesday, December 27, 2011		Wednesday, December 28, 2011	Thursday, December 29, 2011	Friday, December 30, 2011	Tuesday, January 03, 2012	0.50	Tuesday, February 21, 2012
Wednesday, December 28, 2011			Thursday, December 29, 2011	Friday, December 30, 2011	Tuesday, January 03, 2012	Wednesday, January 04, 2012	1.00	Tuesday, February 21, 2012
Thursday, December 29, 2011			Friday, December 30, 2011	Tuesday, January 03, 2012	Wednesday, January 04, 2012	Thursday, January 05, 2012	1.00	Tuesday, February 21, 2012
Friday, December 30, 2011	Saturday, December 31, 2011	Sunday, January 01, 2012	Tuesday, January 03, 2012	Wednesday, January 04, 2012	Thursday, January 05, 2012	Friday, January 06, 2012	1.00	Tuesday, February 21, 2012
Monday, January 02, 2012	Tuesday, January 03, 2012		Wednesday, January 04, 2012	Thursday, January 05, 2012	Friday, January 06, 2012	Monday, January 09, 2012	0.50	Tuesday, February 21, 2012
Wednesday, January 04, 2012			Thursday, January 05, 2012	Friday, January 06, 2012	Monday, January 09, 2012	Tuesday, January 10, 2012	1.00	Tuesday, February 21, 2012
Thursday, January 05, 2012			Friday, January 06, 2012	Monday, January 09, 2012	Tuesday, January 10, 2012	Wednesday, January 11, 2012	1.00	Tuesday, February 21, 2012
Monday, January 09, 2012			Tuesday, January 10, 2012	Tuesday, January 10, 2012	Wednesday, January 11, 2012	Thursday, January 12, 2012	1.00	Tuesday, February 21, 2012
Friday, January 06, 2012	Saturday, January 07, 2012	Sunday, January 08, 2012	Monday, January 09, 2012	Wednesday, January 11, 2012	Thursday, January 12, 2012	Friday, January 13, 2012	1.33	Tuesday, February 21, 2012
Tuesday, January 10, 2012			Wednesday, January 11, 2012	Thursday, January 12, 2012	Friday, January 13, 2012	Tuesday, January 17, 2012	1.00	Tuesday, February 21, 2012
Wednesday, January 11, 2012			Thursday, January 12, 2012	Friday, January 13, 2012	Tuesday, January 17, 2012	Wednesday, January 18, 2012	1.00	Tuesday, February 21, 2012
Thursday, January 12, 2012			Friday, January 13, 2012	Tuesday, January 17, 2012	Wednesday, January 18, 2012	Thursday, January 19, 2012	1.00	Tuesday, February 21, 2012
Friday, January 13, 2012	Saturday, January 14, 2012	Sunday, January 15, 2012	Tuesday, January 17, 2012	Wednesday, January 18, 2012	Thursday, January 19, 2012	Friday, January 20, 2012	1.00	Tuesday, February 21, 2012
Monday, January 16, 2012	Tuesday, January 17, 2012		Wednesday, January 18, 2012	Thursday, January 19, 2012	Friday, January 20, 2012	Monday, January 23, 2012	0.50	Tuesday, February 21, 2012

Wednesday, January 18, 2012			Thursday, January 19, 2012	Friday, January 20, 2012	Monday, January 23, 2012	Tuesday, January 24, 2012	1.00	Tuesday, February 21, 2012
Thursday, January 19, 2012			Friday, January 20, 2012	Monday, January 23, 2012	Tuesday, January 24, 2012	Wednesday, January 25, 2012	1.00	Tuesday, February 21, 2012
Monday, January 23, 2012			Tuesday, January 24, 2012	Tuesday, January 24, 2012	Wednesday, January 25, 2012	Thursday, January 26, 2012	1.00	Tuesday, February 21, 2012
Friday, January 20, 2012	Saturday, January 21, 2012	Sunday, January 22, 2012	Monday, January 23, 2012	Wednesday, January 25, 2012	Thursday, January 26, 2012	Friday, January 27, 2012	1.00	Tuesday, February 21, 2012
Tuesday, January 24, 2012			Wednesday, January 25, 2012	Thursday, January 26, 2012	Friday, January 27, 2012	Monday, January 30, 2012	1.00	Tuesday, February 21, 2012
Wednesday, January 25, 2012			Thursday, January 26, 2012	Friday, January 27, 2012	Monday, January 30, 2012	Tuesday, January 31, 2012	1.00	Tuesday, February 21, 2012
Thursday, January 26, 2012			Friday, January 27, 2012	Monday, January 30, 2012	Tuesday, January 31, 2012	Wednesday, February 01, 2012	1.00	Tuesday, March 20, 2012
Monday, January 30, 2012			Tuesday, January 31, 2012	Tuesday, January 31, 2012	Wednesday, February 01, 2012	Thursday, February 02, 2012	1.00	Tuesday, March 20, 2012
Friday, January 27, 2012	Saturday, January 28, 2012	Sunday, January 29, 2012	Monday, January 30, 2012	Wednesday, February 01, 2012	Thursday, February 02, 2012	Friday, February 03, 2012	1.00	Tuesday, March 20, 2012
Tuesday, January 31, 2012			Wednesday, February 01, 2012	Thursday, February 02, 2012	Friday, February 03, 2012	Monday, February 06, 2012	1.00	Tuesday, March 20, 2012
Wednesday, February 01, 2012			Thursday, February 02, 2012	Friday, February 03, 2012	Monday, February 06, 2012	Tuesday, February 07, 2012	1.00	Tuesday, March 20, 2012
Thursday, February 02, 2012			Friday, February 03, 2012	Monday, February 06, 2012	Tuesday, February 07, 2012	Wednesday, February 08, 2012	1.00	Tuesday, March 20, 2012
Monday, February 06, 2012			Tuesday, February 07, 2012	Tuesday, February 07, 2012	Wednesday, February 08, 2012	Thursday, February 09, 2012	1.00	Tuesday, March 20, 2012
Friday, February 03, 2012	Saturday, February 04, 2012	Sunday, February 05, 2012	Monday, February 06, 2012	Wednesday, February 08, 2012	Thursday, February 09, 2012	Friday, February 10, 2012	1.00	Tuesday, March 20, 2012
Tuesday, February 07, 2012			Wednesday, February 08, 2012	Thursday, February 09, 2012	Friday, February 10, 2012	Monday, February 13, 2012	1.00	Tuesday, March 20, 2012
Wednesday, February 08, 2012			Thursday, February 09, 2012	Friday, February 10, 2012	Monday, February 13, 2012	Tuesday, February 14, 2012	1.00	Tuesday, March 20, 2012
Thursday, February 09, 2012			Friday, February 10, 2012	Monday, February 13, 2012	Tuesday, February 14, 2012	Wednesday, February 15, 2012	1.00	Tuesday, March 20, 2012
Monday, February 13, 2012			Tuesday, February 14, 2012	Tuesday, February 14, 2012	Wednesday, February 15, 2012	Thursday, February 16, 2012	1.00	Tuesday, March 20, 2012
Friday, February 10, 2012	Saturday, February 11, 2012	Sunday, February 12, 2012	Monday, February 13, 2012	Wednesday, February 15, 2012	Thursday, February 16, 2012	Friday, February 17, 2012	1.33	Tuesday, March 20, 2012
Tuesday, February 14, 2012			Wednesday, February 15, 2012	Thursday, February 16, 2012	Friday, February 17, 2012	Tuesday, February 21, 2012	1.00	Tuesday, March 20, 2012
Wednesday, February 15, 2012			Thursday, February 16, 2012	Friday, February 17, 2012	Tuesday, February 21, 2012	Wednesday, February 22, 2012	1.00	Tuesday, March 20, 2012
Thursday, February 16, 2012			Friday, February 17, 2012	Tuesday, February 21, 2012	Wednesday, February 22, 2012	Thursday, February 23, 2012	1.00	Tuesday, March 20, 2012
Friday, February 17, 2012	Saturday, February 18, 2012	Sunday, February 19, 2012	Tuesday, February 21, 2012	Wednesday, February 22, 2012	Thursday, February 23, 2012	Friday, February 24, 2012	1.00	Tuesday, March 20, 2012
Monday, February 20, 2012	Tuesday, February 21, 2012		Wednesday, February 22, 2012	Thursday, February 23, 2012	Friday, February 24, 2012	Monday, February 27, 2012	0.50	Tuesday, March 20, 2012
Wednesday, February 22, 2012			Thursday, February 23, 2012	Friday, February 24, 2012	Monday, February 27, 2012	Tuesday, February 28, 2012	1.00	Tuesday, March 20, 2012
Thursday, February 23, 2012			Friday, February 24, 2012	Monday, February 27, 2012	Tuesday, February 28, 2012	Wednesday, February 29, 2012	1.00	Tuesday, March 20, 2012
Monday, February 27, 2012			Tuesday, February 28, 2012	Tuesday, February 28, 2012	Wednesday, February 29, 2012	Thursday, March 01, 2012	1.00	Friday, April 20, 2012
Friday, February 24, 2012	Saturday, February 25, 2012	Sunday, February 26, 2012	Monday, February 27, 2012	Wednesday, February 29, 2012	Thursday, March 01, 2012	Friday, March 02, 2012	1.00	Friday, April 20, 2012
Tuesday, February 28, 2012			Wednesday, February 29, 2012	Thursday, March 01, 2012	Friday, March 02, 2012	Monday, March 05, 2012	1.00	Friday, April 20, 2012
Wednesday, February 29, 2012			Thursday, March 01, 2012	Friday, March 02, 2012	Monday, March 05, 2012	Tuesday, March 06, 2012	1.00	Friday, April 20, 2012
Thursday, March 01, 2012			Friday, March 02, 2012	Monday, March 05, 2012	Tuesday, March 06, 2012	Wednesday, March 07, 2012	1.00	Friday, April 20, 2012
Monday, March 05, 2012			Tuesday, March 06, 2012	Tuesday, March 06, 2012	Wednesday, March 07, 2012	Thursday, March 08, 2012	1.00	Friday, April 20, 2012
Friday, March 02, 2012	Saturday, March 03, 2012	Sunday, March 04, 2012	Monday, March 05, 2012	Wednesday, March 07, 2012	Thursday, March 08, 2012	Friday, March 09, 2012	1.00	Friday, April 20, 2012
Tuesday, March 06, 2012			Wednesday, March 07, 2012	Thursday, March 08, 2012	Friday, March 09, 2012	Monday, March 12, 2012	1.00	Friday, April 20, 2012
Wednesday, March 07, 2012			Thursday, March 08, 2012	Friday, March 09, 2012	Monday, March 12, 2012	Tuesday, March 13, 2012	1.00	Friday, April 20, 2012
Thursday, March 08, 2012			Friday, March 09, 2012	Monday, March 12, 2012	Tuesday, March 13, 2012	Wednesday, March 14, 2012	1.00	Friday, April 20, 2012
Monday, March 12, 2012			Tuesday, March 13, 2012	Tuesday, March 13, 2012	Wednesday, March 14, 2012	Thursday, March 15, 2012	1.00	Friday, April 20, 2012
Friday, March 09, 2012	Saturday, March 10, 2012	Sunday, March 11, 2012	Monday, March 12, 2012	Wednesday, March 14, 2012	Thursday, March 15, 2012	Friday, March 16, 2012	1.00	Friday, April 20, 2012
Tuesday, March 13, 2012			Wednesday, March 14, 2012	Thursday, March 15, 2012	Friday, March 16, 2012	Monday, March 19, 2012	1.00	Friday, April 20, 2012
Wednesday, March 14, 2012			Thursday, March 15, 2012	Friday, March 16, 2012	Monday, March 19, 2012	Tuesday, March 20, 2012	1.00	Friday, April 20, 2012
Thursday, March 15, 2012			Friday, March 16, 2012	Monday, March 19, 2012	Tuesday, March 20, 2012	Wednesday, March 21, 2012	1.00	Friday, April 20, 2012
Monday, March 19, 2012			Tuesday, March 20, 2012	Tuesday, March 20, 2012	Wednesday, March 21, 2012	Thursday, March 22, 2012	1.00	Friday, April 20, 2012
Friday, March 16, 2012	Saturday, March 17, 2012	Sunday, March 18, 2012	Monday, March 19, 2012	Wednesday, March 21, 2012	Thursday, March 22, 2012	Friday, March 23, 2012	1.00	Friday, April 20, 2012
Tuesday, March 20, 2012			Wednesday, March 21, 2012	Thursday, March 22, 2012	Friday, March 23, 2012	Monday, March 26, 2012	1.00	Friday, April 20, 2012
Wednesday, March 21, 2012			Thursday, March 22, 2012	Friday, March 23, 2012	Monday, March 26, 2012	Tuesday, March 27, 2012	1.00	Friday, April 20, 2012
Thursday, March 22, 2012			Friday, March 23, 2012	Monday, March 26, 2012	Tuesday, March 27, 2012	Wednesday, March 28, 2012	1.00	Friday, April 20, 2012
Monday, March 26, 2012			Tuesday, March 27, 2012	Tuesday, March 27, 2012	Wednesday, March 28, 2012	Thursday, March 29, 2012	1.00	Friday, April 20, 2012
Friday, March 23, 2012	Saturday, March 24, 2012	Sunday, March 25, 2012	Monday, March 26, 2012	Wednesday, March 28, 2012	Thursday, March 29, 2012	Friday, March 30, 2012	1.00	2/3 Apr 20, 2012	1/3 May 21, 2012
Tuesday, March 27, 2012			Wednesday, March 28, 2012	Thursday, March 29, 2012	Friday, March 30, 2012	Monday, April 02, 2012	1.00	Monday, May 21, 2012
Wednesday, March 28, 2012			Thursday, March 29, 2012	Friday, March 30, 2012	Monday, April 02, 2012	Tuesday, April 03, 2012	1.00	Monday, May 21, 2012
Thursday, March 29, 2012			Friday, March 30, 2012	Monday, April 02, 2012	Tuesday, April 03, 2012	Wednesday, April 04, 2012	1.00	Monday, May 21, 2012
Friday, March 30, 2012	Saturday, March 31, 2012	Sunday, April 01, 2012	Tuesday, April 03, 2012	Tuesday, April 03, 2012	Wednesday, April 04, 2012	Thursday, April 05, 2012	1.00	Monday, May 21, 2012
Monday, April 02, 2012			Tuesday, April 03, 2012	Tuesday, April 03, 2012	Wednesday, April 04, 2012	Thursday, April 05, 2012	1.00	Monday, May 21, 2012
Tuesday, April 03, 2012			Wednesday, April 04, 2012	Wednesday, April 04, 2012	Thursday, April 05, 2012	Monday, April 09, 2012	1.00	Monday, May 21, 2012
Wednesday, April 04, 2012			Thursday, April 05, 2012	Thursday, April 05, 2012	Monday, April 09, 2012	Tuesday, April 10, 2012	1.00	Monday, May 21, 2012
Thursday, April 05, 2012			Monday, April 09, 2012	Monday, April 09, 2012	Tuesday, April 10, 2012	Wednesday, April 11, 2012	1.00	Monday, May 21, 2012
Monday, April 09, 2012			Tuesday, April 10, 2012	Tuesday, April 10, 2012	Wednesday, April 11, 2012	Thursday, April 12, 2012	1.00	Monday, May 21, 2012
Friday, April 06, 2012	Saturday, April 07, 2012	Sunday, April 08, 2012	Monday, April 09, 2012	Wednesday, April 11, 2012	Thursday, April 12, 2012	Friday, April 13, 2012	1.00	Monday, May 21, 2012
Tuesday, April 10, 2012			Wednesday, April 11, 2012	Thursday, April 12, 2012	Friday, April 13, 2012	Monday, April 16, 2012	1.00	Monday, May 21, 2012
Wednesday, April 11, 2012			Thursday, April 12, 2012	Friday, April 13, 2012	Monday, April 16, 2012	Tuesday, April 17, 2012	1.00	Monday, May 21, 2012
Thursday, April 12, 2012			Friday, April 13, 2012	Monday, April 16, 2012	Tuesday, April 17, 2012	Wednesday, April 18, 2012	1.00	Monday, May 21, 2012
Monday, April 16, 2012			Tuesday, April 17, 2012	Tuesday, April 17, 2012	Wednesday, April 18, 2012	Thursday, April 19, 2012	1.00	Monday, May 21, 2012
Friday, April 13, 2012	Saturday, April 14, 2012	Sunday, April 15, 2012	Monday, April 16, 2012	Wednesday, April 18, 2012	Thursday, April 19, 2012	Friday, April 20, 2012	1.00	Monday, May 21, 2012
Tuesday, April 17, 2012			Wednesday, April 18, 2012	Thursday, April 19, 2012	Friday, April 20, 2012	Monday, April 23, 2012	1.00	Monday, May 21, 2012

Wednesday, April 18, 2012			Thursday, April 19, 2012	Friday, April 20, 2012	Monday, April 23, 2012	Tuesday, April 24, 2012	1.00	Monday, May 21, 2012
Thursday, April 19, 2012			Friday, April 20, 2012	Monday, April 23, 2012	Tuesday, April 24, 2012	Wednesday, April 25, 2012	1.00	Monday, May 21, 2012
Monday, April 23, 2012			Tuesday, April 24, 2012	Tuesday, April 24, 2012	Wednesday, April 25, 2012	Thursday, April 26, 2012	1.00	Monday, May 21, 2012
Friday, April 20, 2012	Saturday, April 21, 2012	Sunday, April 22, 2012	Monday, April 23, 2012	Wednesday, April 25, 2012	Thursday, April 26, 2012	Friday, April 27, 2012	1.00	Monday, May 21, 2012
Tuesday, April 24, 2012			Wednesday, April 25, 2012	Thursday, April 26, 2012	Friday, April 27, 2012	Monday, April 30, 2012	1.00	Monday, May 21, 2012
Wednesday, April 25, 2012			Thursday, April 26, 2012	Friday, April 27, 2012	Monday, April 30, 2012	Tuesday, May 01, 2012	1.00	Wednesday, June 20, 2012
Thursday, April 26, 2012			Friday, April 27, 2012	Monday, April 30, 2012	Tuesday, May 01, 2012	Wednesday, May 02, 2012	1.00	Wednesday, June 20, 2012
Monday, April 30, 2012			Tuesday, May 01, 2012	Tuesday, May 01, 2012	Wednesday, May 02, 2012	Thursday, May 03, 2012	1.00	Wednesday, June 20, 2012
Friday, April 27, 2012	Saturday, April 28, 2012	Sunday, April 29, 2012	Monday, April 30, 2012	Wednesday, May 02, 2012	Thursday, May 03, 2012	Friday, May 04, 2012	1.00	Wednesday, June 20, 2012
Tuesday, May 01, 2012			Wednesday, May 02, 2012	Thursday, May 03, 2012	Friday, May 04, 2012	Monday, May 07, 2012	1.00	Wednesday, June 20, 2012
Wednesday, May 02, 2012			Thursday, May 03, 2012	Friday, May 04, 2012	Monday, May 07, 2012	Tuesday, May 08, 2012	1.00	Wednesday, June 20, 2012
Thursday, May 03, 2012			Friday, May 04, 2012	Monday, May 07, 2012	Tuesday, May 08, 2012	Wednesday, May 09, 2012	1.00	Wednesday, June 20, 2012
Monday, May 07, 2012			Tuesday, May 08, 2012	Tuesday, May 08, 2012	Wednesday, May 09, 2012	Thursday, May 10, 2012	1.00	Wednesday, June 20, 2012
Friday, May 04, 2012	Saturday, May 05, 2012	Sunday, May 06, 2012	Monday, May 07, 2012	Wednesday, May 09, 2012	Thursday, May 10, 2012	Friday, May 11, 2012	1.00	Wednesday, June 20, 2012
Tuesday, May 08, 2012			Wednesday, May 09, 2012	Thursday, May 10, 2012	Friday, May 11, 2012	Monday, May 14, 2012	1.00	Wednesday, June 20, 2012
Wednesday, May 09, 2012			Thursday, May 10, 2012	Friday, May 11, 2012	Monday, May 14, 2012	Tuesday, May 15, 2012	1.00	Wednesday, June 20, 2012
Thursday, May 10, 2012			Friday, May 11, 2012	Monday, May 14, 2012	Tuesday, May 15, 2012	Wednesday, May 16, 2012	1.00	Wednesday, June 20, 2012
Monday, May 14, 2012			Tuesday, May 15, 2012	Tuesday, May 15, 2012	Wednesday, May 16, 2012	Thursday, May 17, 2012	1.00	Wednesday, June 20, 2012
Friday, May 11, 2012	Saturday, May 12, 2012	Sunday, May 13, 2012	Monday, May 14, 2012	Wednesday, May 16, 2012	Thursday, May 17, 2012	Friday, May 18, 2012	1.00	Wednesday, June 20, 2012
Tuesday, May 15, 2012			Wednesday, May 16, 2012	Thursday, May 17, 2012	Friday, May 18, 2012	Monday, May 21, 2012	1.00	Wednesday, June 20, 2012
Wednesday, May 16, 2012			Thursday, May 17, 2012	Friday, May 18, 2012	Monday, May 21, 2012	Tuesday, May 22, 2012	1.00	Wednesday, June 20, 2012
Thursday, May 17, 2012			Friday, May 18, 2012	Monday, May 21, 2012	Tuesday, May 22, 2012	Wednesday, May 23, 2012	1.00	Wednesday, June 20, 2012
Monday, May 21, 2012			Tuesday, May 22, 2012	Tuesday, May 22, 2012	Wednesday, May 23, 2012	Thursday, May 24, 2012	1.00	Wednesday, June 20, 2012
Friday, May 18, 2012	Saturday, May 19, 2012	Sunday, May 20, 2012	Monday, May 21, 2012	Wednesday, May 23, 2012	Thursday, May 24, 2012	Friday, May 25, 2012	1.33	Wednesday, June 20, 2012
Tuesday, May 22, 2012			Wednesday, May 23, 2012	Thursday, May 24, 2012	Friday, May 25, 2012	Tuesday, May 29, 2012	1.00	Wednesday, June 20, 2012
Wednesday, May 23, 2012			Thursday, May 24, 2012	Friday, May 25, 2012	Tuesday, May 29, 2012	Wednesday, May 30, 2012	1.00	Wednesday, June 20, 2012
Thursday, May 24, 2012			Friday, May 25, 2012	Tuesday, May 29, 2012	Wednesday, May 30, 2012	Thursday, May 31, 2012	1.00	Wednesday, June 20, 2012
Friday, May 25, 2012	Saturday, May 26, 2012	Sunday, May 27, 2012	Tuesday, May 29, 2012	Wednesday, May 30, 2012	Thursday, May 31, 2012	Friday, June 01, 2012	0.75	Friday, July 20, 2012
Monday, May 28, 2012			Tuesday, May 29, 2012	Wednesday, May 30, 2012	Thursday, May 31, 2012	Friday, June 01, 2012	0.75	Friday, July 20, 2012
Tuesday, May 29, 2012			Wednesday, May 30, 2012	Thursday, May 31, 2012	Friday, June 01, 2012	Monday, June 04, 2012	1.00	Friday, July 20, 2012
Wednesday, May 30, 2012			Thursday, May 31, 2012	Friday, June 01, 2012	Monday, June 04, 2012	Tuesday, June 05, 2012	1.00	Friday, July 20, 2012
Thursday, May 31, 2012			Friday, June 01, 2012	Monday, June 04, 2012	Tuesday, June 05, 2012	Wednesday, June 06, 2012	1.00	Friday, July 20, 2012
Monday, June 04, 2012			Tuesday, June 05, 2012	Tuesday, June 05, 2012	Wednesday, June 06, 2012	Thursday, June 07, 2012	1.00	Friday, July 20, 2012
Friday, June 01, 2012	Saturday, June 02, 2012	Sunday, June 03, 2012	Monday, June 04, 2012	Wednesday, June 06, 2012	Thursday, June 07, 2012	Friday, June 08, 2012	1.00	Friday, July 20, 2012
Tuesday, June 05, 2012			Wednesday, June 06, 2012	Thursday, June 07, 2012	Friday, June 08, 2012	Monday, June 11, 2012	1.00	Friday, July 20, 2012
Wednesday, June 06, 2012			Thursday, June 07, 2012	Friday, June 08, 2012	Monday, June 11, 2012	Tuesday, June 12, 2012	1.00	Friday, July 20, 2012
Thursday, June 07, 2012			Friday, June 08, 2012	Monday, June 11, 2012	Tuesday, June 12, 2012	Wednesday, June 13, 2012	1.00	Friday, July 20, 2012
Monday, June 11, 2012			Tuesday, June 12, 2012	Tuesday, June 12, 2012	Wednesday, June 13, 2012	Thursday, June 14, 2012	1.00	Friday, July 20, 2012
Friday, June 08, 2012	Saturday, June 09, 2012	Sunday, June 10, 2012	Monday, June 11, 2012	Wednesday, June 13, 2012	Thursday, June 14, 2012	Friday, June 15, 2012	1.00	Friday, July 20, 2012
Tuesday, June 12, 2012			Wednesday, June 13, 2012	Thursday, June 14, 2012	Friday, June 15, 2012	Monday, June 18, 2012	1.00	Friday, July 20, 2012
Wednesday, June 13, 2012			Thursday, June 14, 2012	Friday, June 15, 2012	Monday, June 18, 2012	Tuesday, June 19, 2012	1.00	Friday, July 20, 2012
Thursday, June 14, 2012			Friday, June 15, 2012	Monday, June 18, 2012	Tuesday, June 19, 2012	Wednesday, June 20, 2012	1.00	Friday, July 20, 2012
Monday, June 18, 2012			Tuesday, June 19, 2012	Tuesday, June 19, 2012	Wednesday, June 20, 2012	Thursday, June 21, 2012	1.00	Friday, July 20, 2012
Friday, June 15, 2012	Saturday, June 16, 2012	Sunday, June 17, 2012	Monday, June 18, 2012	Wednesday, June 20, 2012	Thursday, June 21, 2012	Friday, June 22, 2012	1.00	Friday, July 20, 2012
Tuesday, June 19, 2012			Wednesday, June 20, 2012	Thursday, June 21, 2012	Friday, June 22, 2012	Monday, June 25, 2012	1.00	Friday, July 20, 2012
Wednesday, June 20, 2012			Thursday, June 21, 2012	Friday, June 22, 2012	Monday, June 25, 2012	Tuesday, June 26, 2012	1.00	Friday, July 20, 2012
Thursday, June 21, 2012			Friday, June 22, 2012	Monday, June 25, 2012	Tuesday, June 26, 2012	Wednesday, June 27, 2012	1.00	Friday, July 20, 2012
Monday, June 25, 2012			Tuesday, June 26, 2012	Tuesday, June 26, 2012	Wednesday, June 27, 2012	Thursday, June 28, 2012	1.00	Friday, July 20, 2012
Friday, June 22, 2012	Saturday, June 23, 2012	Sunday, June 24, 2012	Monday, June 25, 2012	Wednesday, June 27, 2012	Thursday, June 28, 2012	Friday, June 29, 2012	1.00	2/3 Jul 20, 2012	1/3 Aug 20, 2012
Tuesday, June 26, 2012			Wednesday, June 27, 2012	Thursday, June 28, 2012	Friday, June 29, 2012	Monday, July 02, 2012	1.00	Monday, August 20, 2012
Wednesday, June 27, 2012			Thursday, June 28, 2012	Friday, June 29, 2012	Monday, July 02, 2012	Tuesday, July 03, 2012	2.00	Monday, August 20, 2012
Thursday, June 28, 2012			Friday, June 29, 2012	Monday, July 02, 2012	Tuesday, July 03, 2012	Thursday, July 05, 2012	1.00	Monday, August 20, 2012
Friday, June 29, 2012	Saturday, June 30, 2012	Sunday, July 01, 2012	Monday, July 02, 2012	Tuesday, July 03, 2012	Thursday, July 05, 2012	Friday, July 06, 2012	1.00	Monday, August 20, 2012
Monday, July 02, 2012			Tuesday, July 03, 2012	Thursday, July 05, 2012	Friday, July 06, 2012	Monday, July 09, 2012	1.00	Monday, August 20, 2012
Tuesday, July 03, 2012			Wednesday, July 04, 2012	Friday, July 06, 2012	Monday, July 09, 2012	Tuesday, July 10, 2012	1.00	Monday, August 20, 2012
Wednesday, July 04, 2012	Thursday, July 05, 2012		Friday, July 06, 2012	Monday, July 09, 2012	Tuesday, July 10, 2012	Wednesday, July 11, 2012	0.50	Monday, August 20, 2012
Monday, July 09, 2012			Tuesday, July 10, 2012	Tuesday, July 10, 2012	Wednesday, July 11, 2012	Thursday, July 12, 2012	1.00	Monday, August 20, 2012
Friday, July 06, 2012	Saturday, July 07, 2012	Sunday, July 08, 2012	Monday, July 09, 2012	Wednesday, July 11, 2012	Thursday, July 12, 2012	Friday, July 13, 2012	1.00	Monday, August 20, 2012
Tuesday, July 10, 2012			Wednesday, July 11, 2012	Thursday, July 12, 2012	Friday, July 13, 2012	Monday, July 16, 2012	1.00	Monday, August 20, 2012
Wednesday, July 11, 2012			Thursday, July 12, 2012	Friday, July 13, 2012	Monday, July 16, 2012	Tuesday, July 17, 2012	1.00	Monday, August 20, 2012
Thursday, July 12, 2012			Friday, July 13, 2012	Monday, July 16, 2012	Tuesday, July 17, 2012	Wednesday, July 18, 2012	1.00	Monday, August 20, 2012
Monday, July 16, 2012			Tuesday, July 17, 2012	Tuesday, July 17, 2012	Wednesday, July 18, 2012	Thursday, July 19, 2012	1.00	Monday, August 20, 2012
Friday, July 13, 2012	Saturday, July 14, 2012	Sunday, July 15, 2012	Monday, July 16, 2012	Wednesday, July 18, 2012	Thursday, July 19, 2012	Friday, July 20, 2012	1.00	Monday, August 20, 2012
Tuesday, July 17, 2012			Wednesday, July 18, 2012	Thursday, July 19, 2012	Friday, July 20, 2012	Monday, July 23, 2012	1.00	Monday, August 20, 2012

Wednesday, July 18, 2012			Thursday, July 19, 2012	Friday, July 20, 2012	Monday, July 23, 2012	Tuesday, July 24, 2012	1.00	Monday, August 20, 2012
Thursday, July 19, 2012			Friday, July 20, 2012	Monday, July 23, 2012	Tuesday, July 24, 2012	Wednesday, July 25, 2012	1.00	Monday, August 20, 2012
Monday, July 23, 2012			Tuesday, July 24, 2012	Tuesday, July 24, 2012	Wednesday, July 25, 2012	Thursday, July 26, 2012	1.00	Monday, August 20, 2012
Friday, July 20, 2012	Saturday, July 21, 2012	Sunday, July 22, 2012	Monday, July 23, 2012	Wednesday, July 25, 2012	Thursday, July 26, 2012	Friday, July 27, 2012	1.00	Monday, August 20, 2012
Tuesday, July 24, 2012			Wednesday, July 25, 2012	Thursday, July 26, 2012	Friday, July 27, 2012	Monday, July 30, 2012	1.00	Monday, August 20, 2012
Wednesday, July 25, 2012			Thursday, July 26, 2012	Friday, July 27, 2012	Monday, July 30, 2012	Tuesday, July 31, 2012	1.00	Monday, August 20, 2012
Thursday, July 26, 2012			Friday, July 27, 2012	Monday, July 30, 2012	Tuesday, July 31, 2012	Wednesday, August 01, 2012	1.00	Thursday, September 20, 2012
Monday, July 30, 2012			Tuesday, July 31, 2012	Tuesday, July 31, 2012	Wednesday, August 01, 2012	Thursday, August 02, 2012	1.00	Thursday, September 20, 2012
Friday, July 27, 2012	Saturday, July 28, 2012	Sunday, July 29, 2012	Monday, July 30, 2012	Wednesday, August 01, 2012	Thursday, August 02, 2012	Friday, August 03, 2012	1.00	Thursday, September 20, 2012
Tuesday, July 31, 2012			Wednesday, August 01, 2012	Thursday, August 02, 2012	Friday, August 03, 2012	Monday, August 06, 2012	1.00	Thursday, September 20, 2012
Wednesday, August 01, 2012			Thursday, August 02, 2012	Friday, August 03, 2012	Monday, August 06, 2012	Tuesday, August 07, 2012	1.00	Thursday, September 20, 2012
Thursday, August 02, 2012			Friday, August 03, 2012	Monday, August 06, 2012	Tuesday, August 07, 2012	Wednesday, August 08, 2012	1.00	Thursday, September 20, 2012
Monday, August 06, 2012			Tuesday, August 07, 2012	Tuesday, August 07, 2012	Wednesday, August 08, 2012	Thursday, August 09, 2012	1.00	Thursday, September 20, 2012
Friday, August 03, 2012	Saturday, August 04, 2012	Sunday, August 05, 2012	Monday, August 06, 2012	Wednesday, August 08, 2012	Thursday, August 09, 2012	Friday, August 10, 2012	1.00	Thursday, September 20, 2012
Tuesday, August 07, 2012			Wednesday, August 08, 2012	Thursday, August 09, 2012	Friday, August 10, 2012	Monday, August 13, 2012	1.00	Thursday, September 20, 2012
Wednesday, August 08, 2012			Thursday, August 09, 2012	Friday, August 10, 2012	Monday, August 13, 2012	Tuesday, August 14, 2012	1.00	Thursday, September 20, 2012
Thursday, August 09, 2012			Friday, August 10, 2012	Monday, August 13, 2012	Tuesday, August 14, 2012	Wednesday, August 15, 2012	1.00	Thursday, September 20, 2012
Monday, August 13, 2012			Tuesday, August 14, 2012	Tuesday, August 14, 2012	Wednesday, August 15, 2012	Thursday, August 16, 2012	1.00	Thursday, September 20, 2012
Friday, August 10, 2012	Saturday, August 11, 2012	Sunday, August 12, 2012	Monday, August 13, 2012	Wednesday, August 15, 2012	Thursday, August 16, 2012	Friday, August 17, 2012	1.00	Thursday, September 20, 2012
Tuesday, August 14, 2012			Wednesday, August 15, 2012	Thursday, August 16, 2012	Friday, August 17, 2012	Monday, August 20, 2012	1.00	Thursday, September 20, 2012
Wednesday, August 15, 2012			Thursday, August 16, 2012	Friday, August 17, 2012	Monday, August 20, 2012	Tuesday, August 21, 2012	1.00	Thursday, September 20, 2012
Thursday, August 16, 2012			Friday, August 17, 2012	Monday, August 20, 2012	Tuesday, August 21, 2012	Wednesday, August 22, 2012	1.00	Thursday, September 20, 2012
Monday, August 20, 2012			Tuesday, August 21, 2012	Tuesday, August 21, 2012	Wednesday, August 22, 2012	Thursday, August 23, 2012	1.00	Thursday, September 20, 2012
Friday, August 17, 2012	Saturday, August 18, 2012	Sunday, August 19, 2012	Monday, August 20, 2012	Wednesday, August 22, 2012	Thursday, August 23, 2012	Friday, August 24, 2012	1.00	Thursday, September 20, 2012
Tuesday, August 21 2012			Wednesday, August 22, 2012	Thursday, August 23, 2012	Friday, August 24, 2012	Monday, August 27, 2012	1.00	Thursday, September 20, 2012
Wednesday, August 22, 2012			Thursday, August 23, 2012	Friday, August 24, 2012	Monday, August 27, 2012	Tuesday, August 28, 2012	1.00	Thursday, September 20, 2012
Thursday, August 23, 2012			Friday, August 24, 2012	Monday, August 27, 2012	Tuesday, August 28, 2012	Wednesday, August 29, 2012	1.00	Thursday, September 20, 2012
Monday, August 27, 2012			Tuesday, August 28, 2012	Tuesday, August 28, 2012	Wednesday, August 29, 2012	Thursday, August 30, 2012	1.00	Thursday, September 20, 2012
Friday, August 24, 2012	Saturday, August 25, 2012	Sunday, August 26, 2012	Monday, August 27, 2012	Wednesday, August 29, 2012	Thursday, August 30, 2012	Friday, August 31, 2012	1.33	1/4 September 20, 2012	3/4 October 19, 2012
Tuesday, August 28, 2012			Wednesday, August 29, 2012	Thursday, August 30, 2012	Friday, August 31, 2012	Tuesday, September 04, 2012	1.00	Friday, October 19, 2012
Wednesday, August 29, 2012			Thursday, August 30, 2012	Friday, August 31, 2012	Tuesday, September 04, 2012	Wednesday, September 05, 2012	1.00	Friday, October 19, 2012
Thursday, August 30, 2012			Friday, August 31, 2012	Tuesday, September 04, 2012	Wednesday, September 05, 2012	Thursday, September 06, 2012	1.00	Friday, October 19, 2012
Friday, August 31, 2012	Saturday, September 01, 2012	Sunday, September 02, 2012	Tuesday, September 04, 2012	Wednesday, September 05, 2012	Thursday, September 06, 2012	Friday, September 07, 2012	0.75	Friday, October 19, 2012
Monday, September 03, 2012			Tuesday, September 04, 2012	Wednesday, September 05, 2012	Thursday, September 06, 2012	Friday, September 07, 2012	0.75	Friday, October 19, 2012
Tuesday, September 04, 2012			Wednesday, September 05, 2012	Thursday, September 06, 2012	Friday, September 07, 2012	Monday, September 10, 2012	1.00	Friday, October 19, 2012
Wednesday, September 05, 2012			Thursday, September 06, 2012	Friday, September 07, 2012	Monday, September 10, 2012	Tuesday, September 11, 2012	1.00	Friday, October 19, 2012
Thursday, September 06, 2012			Friday, September 07, 2012	Monday, September 10, 2012	Tuesday, September 11, 2012	Wednesday, September 12, 2012	1.00	Friday, October 19, 2012
Monday, September 10, 2012			Tuesday, September 11, 2012	Tuesday, September 11, 2012	Wednesday, September 12, 2012	Thursday, September 13, 2012	1.00	Friday, October 19, 2012
Friday, September 07, 2012	Saturday, September 08, 2012	Sunday, September 09, 2012	Monday, September 10, 2012	Wednesday, September 12, 2012	Thursday, September 13, 2012	Friday, September 14, 2012	1.00	Friday, October 19, 2012
Tuesday, September 11, 2012			Wednesday, September 12, 2012	Thursday, September 13, 2012	Friday, September 14, 2012	Monday, September 17, 2012	1.00	Friday, October 19, 2012
Wednesday, September 12, 2012			Thursday, September 13, 2012	Friday, September 14, 2012	Monday, September 17, 2012	Tuesday, September 18, 2012	1.00	Friday, October 19, 2012
Thursday, September 13, 2012			Friday, September 14, 2012	Monday, September 17, 2012	Tuesday, September 18, 2012	Wednesday, September 19, 2012	1.00	Friday, October 19, 2012
Monday, September 17, 2012			Tuesday, September 18, 2012	Tuesday, September 18, 2012	Wednesday, September 19, 2012	Thursday, September 20, 2012	1.00	Friday, October 19, 2012
Friday, September 14, 2012	Saturday, September 15, 2012	Sunday, September 16, 2012	Monday, September 17, 2012	Wednesday, September 19, 2012	Thursday, September 20, 2012	Friday, September 21, 2012	1.00	Friday, October 19, 2012
Tuesday, September 18, 2012			Wednesday, September 19, 2012	Thursday, September 20, 2012	Friday, September 21, 2012	Monday, September 24, 2012	1.00	Friday, October 19, 2012
Wednesday, September 19, 2012			Thursday, September 20, 2012	Friday, September 21, 2012	Monday, September 24, 2012	Tuesday, September 25, 2012	1.00	Friday, October 19, 2012
Thursday, September 20, 2012			Friday, September 21, 2012	Monday, September 24, 2012	Tuesday, September 25, 2012	Wednesday, September 26, 2012	1.00	Friday, October 19, 2012
Monday, September 24, 2012			Tuesday, September 25, 2012	Tuesday, September 25, 2012	Wednesday, September 26, 2012	Thursday, September 27, 2012	1.00	Friday, October 19, 2012
Friday, September 21, 2012	Saturday, September 22, 2012	Sunday, September 23, 2012	Monday, September 24, 2012	Wednesday, September 26, 2012	Thursday, September 27, 2012	Friday, September 28, 2012	1.00	Friday, October 19, 2012
Tuesday, September 25, 2012			Wednesday, September 26, 2012	Thursday, September 27, 2012	Friday, September 28, 2012	Monday, October 01, 2012	1.00	Tuesday, November 20, 2012
Wednesday, September 26, 2012			Thursday, September 27, 2012	Friday, September 28, 2012	Monday, October 01, 2012	Tuesday, October 02, 2012	1.00	Tuesday, November 20, 2012
Thursday, September 27, 2012			Friday, September 28, 2012	Monday, October 01, 2012	Tuesday, October 02, 2012	Wednesday, October 03, 2012	1.00	Tuesday, November 20, 2012
Monday, October 01, 2012			Tuesday, October 02, 2012	Tuesday, October 02, 2012	Wednesday, October 03, 2012	Thursday, October 04, 2012	1.00	Tuesday, November 20, 2012
Friday, September 28, 2012	Saturday, September 29, 2012	Sunday, September 30, 2012	Monday, October 01, 2012	Wednesday, October 03, 2012	Thursday, October 04, 2012	Friday, October 05, 2012	1.33	Tuesday, November 20, 2012
Tuesday, October 02, 2012			Wednesday, October 03, 2012	Thursday, October 04, 2012	Friday, October 05, 2012	Tuesday, October 09, 2012	1.00	Tuesday, November 20, 2012
Wednesday, October 03, 2012			Thursday, October 04, 2012	Friday, October 05, 2012	Tuesday, October 09, 2012	Wednesday, October 10, 2012	1.00	Tuesday, November 20, 2012
Thursday, October 04, 2012			Friday, October 05, 2012	Tuesday, October 09, 2012	Wednesday, October 10, 2012	Thursday, October 11, 2012	1.00	Tuesday, November 20, 2012
Friday, October 05, 2012	Saturday, October 06, 2012	Sunday, October 07, 2012	Tuesday, October 09, 2012	Wednesday, October 10, 2012	Thursday, October 11, 2012	Friday, October 12, 2012	0.75	Tuesday, November 20, 2012
Monday, October 08, 2012			Tuesday, October 09, 2012	Wednesday, October 10, 2012	Thursday, October 11, 2012	Friday, October 12, 2012	0.75	Tuesday, November 20, 2012
Tuesday, October 09, 2012			Wednesday, October 10, 2012	Thursday, October 11, 2012	Friday, October 12, 2012	Monday, October 15, 2012	1.00	Tuesday, November 20, 2012
Wednesday, October 10, 2012			Thursday, October 11, 2012	Friday, October 12, 2012	Monday, October 15, 2012	Tuesday, October 16, 2012	1.00	Tuesday, November 20, 2012
Thursday, October 11, 2012			Friday, October 12, 2012	Monday, October 15, 2012	Tuesday, October 16, 2012	Wednesday, October 17, 2012	1.00	Tuesday, November 20, 2012
Monday, October 15, 2012			Tuesday, October 16, 2012	Tuesday, October 16, 2012	Wednesday, October 17, 2012	Thursday, October 18, 2012	1.00	Tuesday, November 20, 2012

Friday, October 12, 2012	Saturday, October 13, 2012	Sunday, October 14, 2012	Monday, October 15, 2012	Wednesday, October 17, 2012	Thursday, October 18, 2012	Friday, October 19, 2012	1.00	Tuesday, November 20, 2012
Tuesday, October 16, 2013			Wednesday, October 17, 2012	Thursday, October 18, 2012	Friday, October 19, 2012	Monday, October 22, 2012	1.00	Tuesday, November 20, 2012
Wednesday, October 17, 2012			Thursday, October 18, 2012	Friday, October 19, 2012	Monday, October 22, 2012	Tuesday, October 23, 2012	1.00	Tuesday, November 20, 2012
Thursday, October 18, 2012			Friday, October 19, 2012	Monday, October 22, 2012	Tuesday, October 23, 2012	Wednesday, October 24, 2012	1.00	Tuesday, November 20, 2012
Monday, October 22, 2012			Tuesday, October 23, 2012	Tuesday, October 23, 2012	Wednesday, October 24, 2012	Thursday, October 25, 2012	1.00	Tuesday, November 20, 2012
Friday, October 19, 2012	Saturday, October 20, 2012	Sunday, October 21, 2012	Monday, October 22, 2012	Wednesday, October 24, 2012	Thursday, October 25, 2012	Friday, October 26, 2012	1.00	Tuesday, November 20, 2012
Tuesday, October 23, 2012			Wednesday, October 24, 2012	Thursday, October 25, 2012	Friday, October 26, 2012	Monday, October 29, 2012	1.00	Tuesday, November 20, 2012
Wednesday, October 24, 2012			Thursday, October 25, 2012	Friday, October 26, 2012	Monday, October 29, 2012	Tuesday, October 30, 2013	1.00	Tuesday, November 20, 2012
Thursday, October 25, 2012			Friday, October 26, 2012	Monday, October 29, 2012	Tuesday, October 30, 2012	Wednesday, October 31, 2012	1.00	Tuesday, November 20, 2012
Monday, October 29, 2012			Tuesday, October 30, 2012	Tuesday, October 30, 2012	Wednesday, October 31, 2012	Thursday, November 01, 2012	1.00	Thursday, December 20, 2012
Friday, October 26, 2012	Saturday, October 27, 2012	Sunday, October 28, 2012	Monday, October 29, 2012	Wednesday, October 31, 2012	Thursday, November 01, 2012	Friday, November 02, 2012	1.00	Thursday, December 20, 2012
Tuesday, October 30, 2012			Wednesday, October 31, 2012	Thursday, November 01, 2012	Friday, November 02, 2012	Monday, November 05, 2012	1.00	Thursday, December 20, 2012
Wednesday, October 31, 2012			Thursday, November 01, 2012	Friday, November 02, 2012	Monday, November 05, 2012	Tuesday, November 06, 2012	1.00	Thursday, December 20, 2012
Thursday, November 01, 2012			Friday, November 02, 2012	Monday, November 05, 2012	Tuesday, November 06, 2012	Wednesday, November 07, 2012	1.00	Thursday, December 20, 2012
Monday, November 05, 2012			Tuesday, November 06, 2012	Tuesday, November 06, 2012	Wednesday, November 07, 2012	Thursday, November 08, 2012	1.00	Thursday, December 20, 2012
Friday, November 02, 2012	Saturday, November 03, 2012	Sunday, November 04, 2012	Monday, November 05, 2012	Wednesday, November 07, 2012	Thursday, November 08, 2012	Friday, November 09, 2012	1.33	Thursday, December 20, 2012
Tuesday, November 06, 2012			Wednesday, November 07, 2012	Thursday, November 08, 2012	Friday, November 09, 2012	Tuesday, November 13, 2012	1.00	Thursday, December 20, 2012
Wednesday, November 07, 2012			Thursday, November 08, 2012	Friday, November 09, 2012	Tuesday, November 13, 2012	Wednesday, November 14, 2012	1.00	Thursday, December 20, 2012
Thursday, November 08, 2012			Friday, November 09, 2012	Tuesday, November 13, 2012	Wednesday, November 14, 2012	Thursday, November 15, 2012	1.00	Thursday, December 20, 2012
Friday, November 09, 2012	Saturday, November 10, 2012	Sunday, November 11, 2012	Monday, November 12, 2012	Wednesday, November 14, 2012	Thursday, November 15, 2012	Friday, November 16, 2012	1.00	Thursday, December 20, 2012
Monday, November 12, 2012	Tuesday, November 13, 2012		Wednesday, November 14, 2012	Thursday, November 15, 2012	Friday, November 16, 2012	Monday, November 19, 2012	0.50	Thursday, December 20, 2012
Wednesday, November 14, 2012			Thursday, November 15, 2012	Friday, November 16, 2012	Monday, November 19, 2012	Tuesday, November 20, 2012	1.00	Thursday, December 20, 2012
Thursday, November 15, 2012			Monday, November 19, 2012	Monday, November 19, 2012	Tuesday, November 20, 2012	Wednesday, November 21, 2012	2.00	Thursday, December 20, 2012
Friday, November 16, 2012	Saturday, November 17, 2012	Sunday, November 18, 2012	Monday, November 19, 2012	Tuesday, November 20, 2012	Wednesday, November 21, 2012	Friday, November 23, 2012	1.00	Thursday, December 20, 2012
Monday, November 19, 2012			Tuesday, November 20, 2012	Wednesday, November 21, 2012	Friday, November 23, 2012	Monday, November 26, 2012	1.00	Thursday, December 20, 2012
Tuesday, November 20, 2012			Wednesday, November 21, 2012	Friday, November 23, 2012	Monday, November 26, 2012	Tuesday, November 27, 2012	1.00	Thursday, December 20, 2012
Wednesday, November 21, 2012	Thursday, November 22, 2012		Monday, November 26, 2012	Monday, November 26, 2012	Tuesday, November 27, 2012	Wednesday, November 28, 2012	0.50	Thursday, December 20, 2012
Monday, November 26, 2012			Tuesday, November 27, 2012	Tuesday, November 27, 2012	Wednesday, November 28, 2012	Thursday, November 29, 2012	1.00	Thursday, December 20, 2012
Friday, November 23, 2012	Saturday, November 24, 2012	Sunday, November 25, 2012	Monday, November 26, 2012	Wednesday, November 28, 2012	Thursday, November 29, 2012	Friday, November 30, 2012	1.00	1/3 Dec 20, 2012	2/3 Jan 22, 2013
Tuesday, November 27, 2012			Monday, November 26, 2012	Thursday, November 29, 2012	Friday, November 30, 2012	Monday, December 03, 2012	1.00	Tuesday, January 22, 2013
Wednesday, November 28, 2012			Wednesday, November 28, 2012	Friday, November 30, 2012	Monday, December 03, 2012	Tuesday, December 04, 2012	1.00	Tuesday, January 22, 2013
Thursday, November 29, 2012			Thursday, November 29, 2012	Monday, December 03, 2012	Tuesday, December 04, 2012	Wednesday, December 05, 2012	1.00	Tuesday, January 22, 2013
Monday, December 03, 2012			Friday, November 30, 2012	Tuesday, December 04, 2012	Wednesday, December 05, 2012	Thursday, December 06, 2012	1.00	Tuesday, January 22, 2013
Friday, November 30, 2012	Saturday, December 01, 2012	Sunday, December 02, 2012	Tuesday, December 04, 2012	Wednesday, December 05, 2012	Thursday, December 06, 2012	Friday, December 07, 2012	1.00	Tuesday, January 22, 2013
Tuesday, December 04, 2012			Monday, December 03, 2012	Thursday, December 06, 2012	Friday, December 07, 2012	Monday, December 10, 2012	1.00	Tuesday, January 22, 2013
Wednesday, December 05, 2012			Wednesday, December 05, 2012	Friday, December 07, 2012	Monday, December 10, 2012	Tuesday, December 11, 2012	1.00	Tuesday, January 22, 2013
Thursday, December 06, 2012			Thursday, December 06, 2012	Monday, December 10, 2012	Tuesday, December 11, 2012	Wednesday, December 12, 2012	1.00	Tuesday, January 22, 2013
Monday, December 10, 2012			Friday, December 07, 2012	Tuesday, December 11, 2012	Wednesday, December 12, 2012	Thursday, December 13, 2012	1.00	Tuesday, January 22, 2013
Friday, December 07, 2012	Saturday, December 08, 2012	Sunday, December 09, 2012	Tuesday, December 11, 2012	Wednesday, December 12, 2012	Thursday, December 13, 2012	Friday, December 14, 2012	1.00	Tuesday, January 22, 2013
Tuesday, December 11, 2012			Monday, December 10, 2012	Thursday, December 13, 2012	Friday, December 14, 2012	Monday, December 17, 2012	1.00	Tuesday, January 22, 2013
Wednesday, December 12, 2012			Wednesday, December 12, 2012	Friday, December 14, 2012	Monday, December 17, 2012	Tuesday, December 18, 2012	1.00	Tuesday, January 22, 2013
Thursday, December 13, 2012			Thursday, December 13, 2012	Monday, December 17, 2012	Tuesday, December 18, 2012	Wednesday, December 19, 2012	1.00	Tuesday, January 22, 2013
Monday, December 17, 2012			Friday, December 14, 2012	Tuesday, December 18, 2012	Wednesday, December 19, 2012	Thursday, December 20, 2012	1.00	Tuesday, January 22, 2013
Friday, December 14, 2012	Saturday, December 15, 2012	Sunday, December 16, 2012	Tuesday, December 18, 2012	Wednesday, December 19, 2012	Thursday, December 20, 2012	Friday, December 21, 2012	1.00	Tuesday, January 22, 2013
Tuesday, December 18, 2012			Monday, December 17, 2012	Thursday, December 20, 2012	Friday, December 21, 2012	Monday, December 24, 2012	2.00	Tuesday, January 22, 2013
Wednesday, December 19, 2012			Wednesday, December 19, 2012	Friday, December 21, 2012	Monday, December 24, 2012	Wednesday, December 26, 2012	1.00	Tuesday, January 22, 2013
Thursday, December 20, 2012			Thursday, December 20, 2012	Monday, December 24, 2012	Wednesday, December 26, 2012	Thursday, December 27, 2012	1.00	Tuesday, January 22, 2013
Friday, December 21, 2012	Saturday, December 22, 2012	Sunday, December 23, 2012	Friday, December 21, 2012	Wednesday, December 26, 2012	Thursday, December 27, 2012	Friday, December 28, 2012	1.00	Tuesday, January 22, 2013
Monday, December 24, 2012	Tuesday, December 25, 2012		Wednesday, December 26, 2012	Thursday, December 27, 2012	Friday, December 28, 2012	Monday, December 31, 2012	1.00	1/2 Jan 22, 2013	1/2 Feb 20, 2013
Wednesday, December 26, 2012			Wednesday, December 26, 2012	Friday, December 28, 2012	Monday, December 31, 2012	Wednesday, January 02, 2013	1.00	Wednesday, February 20, 2013
Thursday, December 27, 2012			Friday, December 28, 2012	Monday, December 31, 2012	Wednesday, January 02, 2013	Thursday, January 03, 2013	1.00	Wednesday, February 20, 2013
Friday, December 28, 2012	Saturday, December 29, 2012	Sunday, December 30, 2012	Wednesday, January 02, 2013	Wednesday, January 02, 2013	Thursday, January 03, 2013	Friday, January 04, 2013	1.00	Wednesday, February 20, 2013
Monday, December 31, 2012	Tuesday, January 01, 2013		Monday, December 31, 2012	Thursday, January 03, 2013	Friday, January 04, 2013	Monday, January 07, 2013	0.50	Wednesday, February 20, 2013
Wednesday, January 02, 2013			Wednesday, January 02, 2013	Friday, January 04, 2013	Monday, January 07, 2013	Tuesday, January 08, 2013	1.00	Wednesday, February 20, 2013
Thursday, January 03, 2013			Thursday, January 03, 2013	Monday, January 07, 2013	Tuesday, January 08, 2013	Wednesday, January 09, 2013	1.00	Wednesday, February 20, 2013
Monday, January 07, 2013			Friday, January 04, 2013	Tuesday, January 08, 2013	Wednesday, January 09, 2013	Thursday, January 10, 2013	1.00	Wednesday, February 20, 2013
Friday, January 04, 2013	Saturday, January 05, 2013	Sunday, January 06, 2013	Tuesday, January 08, 2013	Wednesday, January 09, 2013	Thursday, January 10, 2013	Friday, January 11, 2013	1.00	Wednesday, February 20, 2013
Tuesday, January 08, 2013			Monday, January 07, 2013	Thursday, January 10, 2013	Friday, January 11, 2013	Monday, January 14, 2013	1.00	Wednesday, February 20, 2013
Wednesday, January 09, 2013			Wednesday, January 09, 2013	Friday, January 11, 2013	Monday, January 14, 2013	Tuesday, January 15, 2013	1.00	Wednesday, February 20, 2013
Thursday, January 10, 2013			Thursday, January 10, 2013	Monday, January 14, 2013	Tuesday, January 15, 2013	Wednesday, January 16, 2013	1.00	Wednesday, February 20, 2013
Monday, January 14, 2013			Friday, January 11, 2013	Tuesday, January 15, 2013	Wednesday, January 16, 2013	Thursday, January 17, 2013	1.00	Wednesday, February 20, 2013
Friday, January 11, 2013	Saturday, January, 12, 2013	Sunday, January 13, 2013	Tuesday, January 15, 2013	Wednesday, January 16, 2013	Thursday, January 17, 2013	Friday, January 18, 2013	1.33	Wednesday, February 20, 2013
Tuesday, January 15, 2013			Monday, January 14, 2013	Thursday, January 17, 2013	Friday, January 18, 2013	Tuesday, January 22, 2013	1.00	Wednesday, February 20, 2013
Wednesday, January 16, 2013			Wednesday, January 16, 2013	Friday, January 18, 2013	Tuesday, January 22, 2013	Wednesday, January 23, 2013	1.00	Wednesday, February 20, 2013
Thursday, January 17, 2013			Thursday, January 17, 2013	Tuesday, January 22, 2013	Wednesday, January 23, 2013	Thursday, January 24, 2013	1.00	Wednesday, February 20, 2013

Friday, January 18, 2013	Saturday, January 19, 2013	Sunday, January 20, 2013	Friday, January 18, 2013	Wednesday, January 23, 2013	Thursday, January 24, 2013	Friday, January 25, 2013	0.75	Wednesday, February 20, 2013
Monday, January 21, 2013			Tuesday, January 22, 2013	Wednesday, January 23, 2013	Thursday, January 24, 2013	Friday, January 25, 2013	0.75	Wednesday, February 20, 2013
Tuesday, January 22, 2013			Wednesday, January 23, 2013	Thursday, January 24, 2013	Friday, January 25, 2013	Monday, January 28, 2013	1.00	Wednesday, February 20, 2013
Wednesday, January 23, 2013			Thursday, January 24, 2013	Friday, January 25, 2013	Monday, January 28, 2013	Tuesday, January 29, 2013	1.00	Wednesday, February 20, 2013
Thursday, January 24, 2013			Friday, January 25, 2013	Monday, January 28, 2013	Tuesday, January 29, 2013	Wednesday, January 30, 2013	1.00	Wednesday, February 20, 2013
Monday, January 28, 2013			Tuesday, January 29, 2013	Tuesday, January 29, 2013	Wednesday, January 30, 2013	Thursday, January 31, 2013	1.00	Wednesday, February 20, 2013
Friday, January 25, 2013	Saturday, January 26, 2013	Sunday, January 27, 2013	Monday, January 28, 2013	Wednesday, January 30, 2013	Thursday, January 31, 2013	Friday, February 01, 2013	1.00	Wednesday, March 20, 2013
Tuesday, January 29, 2013			Wednesday, January 30, 2013	Thursday, January 31, 2013	Friday, February 01, 2013	Monday, February 04, 2013	1.00	Wednesday, March 20, 2013
Wednesday, January 30, 2013			Thursday, January 31, 2013	Friday, February 01, 2013	Monday, February 04, 2013	Tuesday, February 05, 2013	1.00	Wednesday, March 20, 2013
Thursday, January 31, 2013			Friday, February 01, 2013	Monday, February 04, 2013	Tuesday, February 05, 2013	Wednesday, February 06, 2013	1.00	Wednesday, March 20, 2013
Monday, February 04, 2013			Tuesday, February 05, 2013	Tuesday, February 05, 2013	Wednesday, February 06, 2013	Thursday, February 07, 2013	1.00	Wednesday, March 20, 2013
Friday, February 01, 2013	Saturday, February 02, 2013	Sunday, February 03, 2013	Monday, February 04, 2013	Wednesday, February 06, 2013	Thursday, February 07, 2013	Friday, February 08, 2013	1.00	Wednesday, March 20, 2013
Tuesday, February 05, 2013			Wednesday, February 06, 2013	Thursday, February 07, 2013	Friday, February 08, 2013	Monday, February 11, 2013	1.00	Wednesday, March 20, 2013
Wednesday, February 06, 2013			Thursday, February 07, 2013	Friday, February 08, 2013	Monday, February 11, 2013	Tuesday, February 12, 2013	1.00	Wednesday, March 20, 2013
Thursday, February 07, 2013			Friday, February 08, 2013	Monday, February 11, 2013	Tuesday, February 12, 2013	Wednesday, February 13, 2013	1.00	Wednesday, March 20, 2013
Monday, February 11, 2013			Tuesday, February 12, 2013	Tuesday, February 12, 2013	Wednesday, February 13, 2013	Thursday, February 14, 2013	1.00	Wednesday, March 20, 2013
Friday, February 08, 2013	Saturday, February 09, 2013	Sunday, February 10, 2013	Monday, February 11, 2013	Wednesday, February 13, 2013	Thursday, February 14, 2013	Friday, February 15, 2013	1.33	Wednesday, March 20, 2013
Tuesday, February 12, 2013			Wednesday, February 13, 2013	Thursday, February 14, 2013	Friday, February 15, 2013	Tuesday, February 19, 2013	1.00	Wednesday, March 20, 2013
Wednesday, February 13, 2013			Thursday, February 14, 2013	Friday, February 15, 2013	Tuesday, February 19, 2013	Wednesday, February 20, 2013	1.00	Wednesday, March 20, 2013
Thursday, February 14, 2013			Friday, February 15, 2013	Tuesday, February 19, 2013	Wednesday, February 20, 2013	Thursday, February 21, 2013	1.00	Wednesday, March 20, 2013
Friday, February 15, 2013	Saturday, February 16, 2013	Sunday, February 17, 2013	Tuesday, February 19, 2013	Wednesday, February 20, 2013	Thursday, February 21, 2013	Friday, February 22, 2013	0.75	Wednesday, March 20, 2013
Monday, February 18, 2013			Tuesday, February 19, 2013	Wednesday, February 20, 2013	Thursday, February 21, 2013	Friday, February 22, 2013	0.75	Wednesday, March 20, 2013
Tuesday, February 19, 2013			Wednesday, February 20, 2013	Thursday, February 21, 2013	Friday, February 22, 2013	Monday, February 25, 2013	1.00	Wednesday, March 20, 2013
Wednesday, February 20, 2013			Thursday, February 21, 2013	Friday, February 22, 2013	Monday, February 25, 2013	Tuesday, February 26, 2013	1.00	Wednesday, March 20, 2013
Thursday, February 21, 2013			Friday, February 22, 2013	Monday, February 25, 2013	Tuesday, February 26, 2013	Wednesday, February 27, 2013	1.00	Wednesday, March 20, 2013
Monday, February 25, 2013			Tuesday, February 26, 2013	Tuesday, February 26, 2013	Wednesday, February 27, 2013	Thursday, February 28, 2013	1.00	Wednesday, March 20, 2013
Friday, February 22, 2013	Saturday, February 23, 2013	Sunday, February 24, 2013	Monday, February 25, 2013	Wednesday, February 27, 2013	Thursday, February 28, 2013	Friday, March 01, 2013	1.00	Friday, April 19, 2013
Tuesday, February 26, 2013			Wednesday, February 27, 2013	Thursday, February 28, 2013	Friday, March 01, 2013	Monday, March 04, 2013	1.00	Friday, April 19, 2013
Wednesday, February 27, 2013			Thursday, February 28, 2013	Friday, March 01, 2013	Monday, March 04, 2013	Tuesday, March 05, 2013	1.00	Friday, April 19, 2013
Thursday, February 28, 2013			Friday, March 01, 2013	Monday, March 04, 2013	Tuesday, March 05, 2013	Wednesday, March 06, 2013	1.00	Friday, April 19, 2013
Monday, March 04, 2013			Tuesday, March 05, 2013	Tuesday, March 05, 2013	Wednesday, March 06, 2013	Thursday, March 07, 2013	1.00	Friday, April 19, 2013
Friday, March 01, 2013	Saturday, March 02, 2013	Sunday, March 03, 2013	Monday, March 04, 2013	Wednesday, March 06, 2013	Thursday, March 07, 2013	Friday, March 08, 2013	1.00	Friday, April 19, 2013
Tuesday, March 05, 2013			Wednesday, March 06, 2013	Thursday, March 07, 2013	Friday, March 08, 2013	Monday, March 11, 2013	1.00	Friday, April 19, 2013
Wednesday, March 06, 2013			Thursday, March 07, 2013	Friday, March 08, 2013	Monday, March 11, 2013	Tuesday, March 12, 2013	1.00	Friday, April 19, 2013
Thursday, March 07, 2013			Friday, March 08, 2013	Monday, March 11, 2013	Tuesday, March 12, 2013	Wednesday, March 13, 2013	1.00	Friday, April 19, 2013
Monday, March 11, 2013			Tuesday, March 12, 2013	Tuesday, March 12, 2013	Wednesday, March 13, 2013	Thursday, March 14, 2013	1.00	Friday, April 19, 2013
Friday, March 08, 2013	Saturday, March 09, 2013	Sunday, March 10, 2013	Monday, March 11, 2013	Wednesday, March 13, 2013	Thursday, March 14, 2013	Friday, March 15, 2013	1.00	Friday, April 19, 2013
Tuesday, March 12, 2013			Wednesday, March 13, 2013	Thursday, March 14, 2013	Friday, March 15, 2013	Monday, March 18, 2013	1.00	Friday, April 19, 2013
Wednesday, March 13, 2013			Thursday, March 14, 2013	Friday, March 15, 2013	Monday, March 18, 2013	Tuesday, March 19, 2013	1.00	Friday, April 19, 2013
Thursday, March 14, 2013			Friday, March 15, 2013	Monday, March 18, 2013	Tuesday, March 19, 2013	Wednesday, March 20, 2013	1.00	Friday, April 19, 2013
Monday, March 18, 2013			Tuesday, March 19, 2013	Tuesday, March 19, 2013	Wednesday, March 20, 2013	Thursday, March 21, 2013	1.00	Friday, April 19, 2013
Friday, March 15, 2013	Saturday, March 16, 2013	Sunday, March 17, 2013	Monday, March 18, 2013	Wednesday, March 20, 2013	Thursday, March 21, 2013	Friday, March 22, 2013	1.00	Friday, April 19, 2013
Tuesday, March 19, 2013			Wednesday, March 20, 2013	Thursday, March 21, 2013	Friday, March 22, 2013	Monday, March 25, 2013	1.00	Friday, April 19, 2013
Wednesday, March 20, 2013			Thursday, March 21, 2013	Friday, March 22, 2013	Monday, March 25, 2013	Tuesday, March 26, 2013	1.00	Friday, April 19, 2013
Thursday, March 21, 2013			Friday, March 22, 2013	Monday, March 25, 2013	Tuesday, March 26, 2013	Wednesday, March 27, 2013	1.00	Friday, April 19, 2013
Monday, March 25, 2013			Tuesday, March 26, 2013	Tuesday, March 26, 2013	Wednesday, March 27, 2013	Thursday, March 28, 2013	1.00	Friday, April 19, 2013
Friday, March 22, 2013	Saturday, March 23, 2013	Sunday, March 24, 2013	Monday, March 25, 2013	Tuesday, March 26, 2013	Wednesday, March 27, 2013	Thursday, March 28, 2013	1.00	Friday, April 19, 2013
Tuesday, March 26, 2013			Wednesday, March 27, 2013	Wednesday, March 27, 2013	Thursday, March 28, 2013	Monday, April 01, 2013	1.00	Monday, May 20, 2013
Wednesday, March 27, 2013			Thursday, March 28, 2013	Friday, March 29, 2013	Monday, April 01, 2013	Tuesday, April 02, 2013	1.00	Monday, May 20, 2013
Thursday, March 28, 2013			Monday, April 01, 2013	Monday, April 01, 2013	Tuesday, April 02, 2013	Wednesday, April 03, 2013	1.00	Monday, May 20, 2013
Monday, April 01, 2013			Tuesday, April 02, 2013	Tuesday, April 02, 2013	Wednesday, April 03, 2013	Thursday, April 04, 2013	1.00	Monday, May 20, 2013
Friday, March 29, 2013	Saturday, March 30, 2013	Sunday, March 31, 2013	Monday, April 01, 2013	Wednesday, April 03, 2013	Thursday, April 04, 2013	Friday, April 05, 2013	1.00	Monday, May 20, 2013
Tuesday, April 02, 2013			Wednesday, April 03, 2013	Thursday, April 04, 2013	Friday, April 05, 2013	Monday, April 08, 2013	1.00	Monday, May 20, 2013
Wednesday, April 03, 2013			Thursday, April 04, 2013	Friday, April 05, 2013	Monday, April 08, 2013	Tuesday, April 09, 2013	1.00	Monday, May 20, 2013
Thursday, April 04, 2013			Friday, April 05, 2013	Monday, April 08, 2013	Tuesday, April 09, 2013	Wednesday, April 10, 2013	1.00	Monday, May 20, 2013
Monday, April 08, 2013			Tuesday, April 09, 2013	Tuesday, April 09, 2013	Wednesday, April 10, 2013	Thursday, April 11, 2013	1.00	Monday, May 20, 2013
Friday, April 05, 2013	Saturday, April 06, 2013	Sunday, April 07, 2013	Monday, April 08, 2013	Wednesday, April 10, 2013	Thursday, April 11, 2013	Friday, April 12, 2013	1.00	Monday, May 20, 2013
Tuesday, April 09, 2013			Wednesday, April 10, 2013	Thursday, April 11, 2013	Friday, April 12, 2013	Monday, April 15, 2013	1.00	Monday, May 20, 2013
Wednesday, April 10, 2013			Thursday, April 11, 2013	Friday, April 12, 2013	Monday, April 15, 2013	Tuesday, April 16, 2013	1.00	Monday, May 20, 2013
Thursday, April 11, 2013			Friday, April 12, 2013	Monday, April 15, 2013	Tuesday, April 16, 2013	Wednesday, April 17, 2013	1.00	Monday, May 20, 2013
Monday, April 15, 2013			Tuesday, April 16, 2013	Tuesday, April 16, 2013	Wednesday, April 17, 2013	Thursday, April 18, 2013	1.00	Monday, May 20, 2013
Friday, April 12, 2013	Saturday, April 13, 2013	Sunday, April 14, 2013	Monday, April 15, 2013	Wednesday, April 17, 2013	Thursday, April 18, 2013	Friday, April 19, 2013	1.00	Monday, May 20, 2013
Tuesday, April 16, 2013			Wednesday, April 17, 2013	Thursday, April 18, 2013	Friday, April 19, 2013	Monday, April 22, 2013	1.00	Monday, May 20, 2013
Wednesday, April 17, 2013			Thursday, April 18, 2013	Friday, April 19, 2013	Monday, April 22, 2013	Tuesday, April 23, 2013	1.00	Monday, May 20, 2013

Thursday, April 18, 2013			Friday, April 19, 2013	Monday, April 22, 2013	Tuesday, April 23, 2013	Wednesday, April 24, 2013	1.00	Monday, May 20, 2013
Monday, April 22, 2013			Tuesday, April 23, 2013	Tuesday, April 23, 2013	Wednesday, April 24, 2013	Thursday, April 25, 2013	1.00	Monday, May 20, 2013
Friday, April 19, 2013	Saturday, April 20, 2013	Sunday, April 21, 2013	Monday, April 22, 2013	Wednesday, April 24, 2031	Thursday, April 25, 2013	Friday, April 26, 2013	1.00	Monday, May 20, 2013
Tuesday, April 23, 2013			Wednesday, April 24, 2013	Thursday, April 25, 2013	Friday, April 26, 2013	Monday, April 29, 2013	1.00	Monday, May 20, 2013
Wednesday, April 24, 2013			Thursday, April 25, 2013	Friday, April 26, 2013	Monday, April 29, 2013	Tuesday, April 30, 2013	1.00	Monday, May 20, 2013
Thursday, April 25, 2013			Friday, April 26, 2013	Monday, April 29, 2013	Tuesday, April 30, 2013	Wednesday, May 01, 2013	1.00	Thursday, June 20, 2013
Monday, April 29, 2013			Tuesday, April 30, 2013	Tuesday, April 30, 2013	Wednesday, May 01, 2013	Thursday, May 02, 2013	1.00	Thursday, June 20, 2013
Friday, April 26, 2013	Saturday, April 27, 2013	Sunday, April 28, 2013	Monday, April 29, 2013	Wednesday, May 01, 2013	Thursday, May 02, 2013	Friday, May 03, 2013	1.00	Thursday, June 20, 2013
Tuesday, April 30, 2013			Wednesday, May 01, 2013	Thursday, May 02, 2013	Friday, May 03, 2013	Monday, May 06, 2013	1.00	Thursday, June 20, 2013
Wednesday, May 01, 2013			Thursday, May 02, 2013	Friday, May 03, 2013	Monday, May 06, 2013	Tuesday, May 07, 2013	1.00	Thursday, June 20, 2013
Thursday, May 02, 2013			Friday, May 03, 2013	Monday, May 06, 2013	Tuesday, May 07, 2013	Wednesday, May 08, 2013	1.00	Thursday, June 20, 2013
Monday, May 06, 2013			Tuesday, May 07, 2013	Tuesday, May 07, 2013	Wednesday, May 08, 2013	Thursday, May 09, 2013	1.00	Thursday, June 20, 2013
Friday, May 03, 2013	Saturday, May 04, 2013	Sunday, May 05, 2013	Monday, May 06, 2013	Wednesday, May 08, 2013	Thursday, May 09, 2013	Friday, May 10, 2013	1.00	Thursday, June 20, 2013
Tuesday, May 07, 2013			Wednesday, May 08, 2013	Thursday, May 09, 2013	Friday, May 10, 2013	Monday, May 13, 2013	1.00	Thursday, June 20, 2013
Wednesday, May 08, 2013			Thursday, May 09, 2013	Friday, May 10, 2013	Monday, May 13, 2013	Tuesday, May 14, 2013	1.00	Thursday, June 20, 2013
Thursday, May 09, 2013			Friday, May 10, 2013	Monday, May 13, 2013	Tuesday, May 14, 2013	Wednesday, May 15, 2013	1.00	Thursday, June 20, 2013
Monday, May 13, 2013			Tuesday, May 14, 2013	Tuesday, May 14, 2013	Wednesday, May 15, 2013	Thursday, May 16, 2013	1.00	Thursday, June 20, 2013
Friday, May 10, 2013	Saturday, May 11, 2013	Sunday, May 12, 2013	Monday, May 13, 2013	Wednesday, May 15, 2013	Thursday, May 16, 2013	Friday, May 17, 2013	1.00	Thursday, June 20, 2013
Tuesday, May 14, 2013			Wednesday, May 15, 2013	Thursday, May 16, 2013	Friday, May 17, 2013	Monday, May 20, 2013	1.00	Thursday, June 20, 2013
Wednesday, May 15, 2013			Thursday, May 16, 2013	Friday, May 17, 2013	Monday, May 20, 2013	Tuesday, May 21, 2013	1.00	Thursday, June 20, 2013
Thursday, May 16, 2013			Friday, May 17, 2013	Monday, May 20, 2013	Tuesday, May 21, 2013	Wednesday, May 22, 2013	1.00	Thursday, June 20, 2013
Monday, May 20, 2013			Tuesday, May 21, 2013	Tuesday, May 21, 2013	Wednesday, May 22, 2013	Thursday, May 23, 2013	1.00	Thursday, June 20, 2013
Friday, May 17, 2013	Saturday, May 18, 2013	Sunday, May 19, 2013	Monday, May 20, 2013	Wednesday, May 22, 2013	Thursday, May 23, 2013	Friday, May 24, 2013	1.33	Thursday, June 20, 2013
Tuesday, May 21, 2013			Wednesday, May 22, 2013	Thursday, May 23, 2013	Friday, May 24, 2013	Tuesday, May 28, 2013	1.00	Thursday, June 20, 2013
Wednesday, May 22, 2013			Thursday, May 23, 2013	Friday, May 24, 2013	Tuesday, May 28, 2013	Wednesday, May 29, 2013	1.00	Thursday, June 20, 2013
Thursday, May 23, 2013			Friday, May 24, 2013	Tuesday, May 28, 2013	Wednesday, May 29, 2013	Thursday, May 30, 2013	1.00	Thursday, June 20, 2013
Friday, May 24, 2013	Saturday, May 25, 2013	Sunday, May 26, 2013	Tuesday, May 28, 2013	Wednesday, May 29, 2013	Thursday, May 30, 2013	Friday, May 31, 2013	0.75	1/3 June 20, 2013	2/3 July 19, 2013
Monday, May 27, 2013			Tuesday, May 28, 2013	Wednesday, May 29, 2013	Thursday, May 30, 2013	Friday, May 31, 2013	0.75	1/3 June 20, 2013	2/3 July 19, 2013
Tuesday, May 28, 2013			Wednesday, May 29, 2013	Thursday, May 30, 2013	Friday, May 31, 2013	Monday, June 03, 2013	1.00	Friday, July 19, 2013
Wednesday, May 29, 2013			Thursday, May 30, 2013	Friday, May 31, 2013	Monday, June 03, 2013	Tuesday, June 04, 2013	1.00	Friday, July 19, 2013
Thursday, May 30, 2013			Friday, May 31, 2013	Monday, June 03, 2013	Tuesday, June 04, 2013	Wednesday, June 05, 2013	1.00	Friday, July 19, 2013
Monday, June 03, 2013			Tuesday, June 04, 2013	Tuesday, June 04, 2013	Wednesday, June 05, 2013	Thursday, June 06, 2013	1.00	Friday, July 19, 2013
Friday, May 31, 2013	Saturday, June 01, 2013	Sunday, June 02, 2013	Monday, June 03, 2013	Wednesday, June 05, 2013	Thursday, June 06, 2013	Friday, June 07, 2013	1.00	Friday, July 19, 2013
Tuesday, June 04, 2013			Wednesday, June 05, 2013	Thursday, June 06, 2013	Friday, June 07, 2013	Monday, June 10, 2013	1.00	Friday, July 19, 2013
Wednesday, June 05, 2013			Thursday, June 06, 2013	Friday, June 07, 2013	Monday, June 10, 2013	Tuesday, June 11, 2013	1.00	Friday, July 19, 2013
Thursday, June 06, 2013			Friday, June 07, 2013	Monday, June 10, 2013	Tuesday, June 11, 2013	Wednesday, June 12, 2013	1.00	Friday, July 19, 2013
Monday, June 10, 2013			Tuesday, June 11, 2013	Tuesday, June 11, 2013	Wednesday, June 12, 2013	Thursday, June 13, 2013	1.00	Friday, July 19, 2013
Friday, June 07, 2013	Saturday, June 08, 2013	Sunday, June 09, 2013	Monday, June 10, 2013	Wednesday, June 12, 2013	Thursday, June 13, 2013	Friday, June 14, 2013	1.00	Friday, July 19, 2013
Tuesday, June 11, 2013			Wednesday, June 12, 2013	Thursday, June 13, 2013	Friday, June 14, 2013	Monday, June 17, 2013	1.00	Friday, July 19, 2013
Wednesday, June 12, 2013			Thursday, June 13, 2013	Friday, June 14, 2013	Monday, June 17, 2013	Tuesday, June 18, 2013	1.00	Friday, July 19, 2013
Thursday, June 13, 2013			Friday, June 14, 2013	Monday, June 17, 2013	Tuesday, June 18, 2013	Wednesday, June 19, 2013	1.00	Friday, July 19, 2013
Monday, June 17, 2013			Tuesday, June 18, 2013	Tuesday, June 18, 2013	Wednesday, June 19, 2013	Thursday, June 20, 2013	1.00	Friday, July 19, 2013
Friday, June 14, 2013	Saturday, June 15, 2013	Sunday, June 16, 2013	Monday, June 17, 2013	Wednesday, June 19, 2013	Thursday, June 20, 2013	Friday, June 21, 2013	1.00	Friday, July 19, 2013
Tuesday, June 18, 2013			Wednesday, June 19, 2013	Thursday, June 20, 2013	Friday, June 21, 2013	Monday, June 24, 2013	1.00	Friday, July 19, 2013
Wednesday, June 19, 2013			Thursday, June 20, 2013	Friday, June 21, 2013	Monday, June 24, 2013	Tuesday, June 25, 2013	1.00	Friday, July 19, 2013
Thursday, June 20, 2013			Friday, June 21, 2013	Monday, June 24, 2013	Tuesday, June 25, 2013	Wednesday, June 26, 2013	1.00	Friday, July 19, 2013
Monday, June 24, 2013			Tuesday, June 25, 2013	Tuesday, June 25, 2013	Wednesday, June 26, 2013	Thursday, June 27, 2013	1.00	Friday, July 19, 2013
Friday, June 21, 2013	Saturday, June 22, 2013	Sunday, June 23, 2013	Monday, June 24, 2013	Wednesday, June 26, 2013	Thursday, June 27, 2013	Friday, June 28, 2013	1.00	Friday, July 19, 2013
Tuesday, June, 25, 2013			Wednesday, June 26, 2013	Thursday, June 27, 2013	Friday, June 28, 2013	Monday, July 01, 2013	1.00	Tuesday, August 20, 2013
Wednesday, June 26, 2013			Thursday, June 27, 2013	Friday, June 28, 2013	Monday, July 01, 2013	Tuesday, July 02, 2013	1.00	Tuesday, August 20, 2013
Thursday, June 27, 2013			Friday, June 28, 2013	Monday, July 01, 2013	Tuesday, July 02, 2013	Wednesday, July 03, 2013	2.00	Tuesday, August 20, 2013
Friday, June 28, 2013	Saturday, June 29, 2013	Sunday, June 30, 2013	Monday, July 01, 2013	Tuesday, July 02, 2013	Wednesday, July 03, 2013	Friday, July 05, 2013	1.00	Tuesday, August 20, 2013
Monday, July 01, 2013			Tuesday, July 02, 2013	Wednesday, July 03, 2013	Friday, July 05, 2013	Monday, July 08, 2013	1.00	Tuesday, August 20, 2013
Tuesday, July 02, 2013			Wednesday, July 03, 2013	Friday, July 05, 2013	Monday, July 08, 2013	Tuesday, July 09, 2013	1.00	Tuesday, August 20, 2013
Wednesday, July 03, 2013	Thursday, July 04, 2013		Friday, July 05, 2013	Monday, July 08, 2013	Tuesday, July 09, 2013	Wednesday, July 10, 2013	0.50	Tuesday, August 20, 2013
Monday, July 08, 2013			Tuesday, July 09, 2013	Tuesday, July 09, 2013	Wednesday, July 10, 2013	Thursday, July 11, 2013	1.00	Tuesday, August 20, 2013
Friday, July 05, 2013	Saturday, July 06, 2013	Sunday, July 07, 2013	Monday, July 08, 2013	Wednesday, July 10, 2013	Thursday, July 11, 2013	Friday, July 12, 2013	1.00	Tuesday, August 20, 2013
Tuesday, July 09, 2013			Wednesday, July 10, 2013	Thursday, July 11, 2013	Friday, July 12, 2013	Monday, July 15, 2013	1.00	Tuesday, August 20, 2013
Wednesday, July 10, 2013			Thursday, July 11, 2013	Friday, July 12, 2013	Monday, July 15, 2013	Tuesday, July 16, 2013	1.00	Tuesday, August 20, 2013
Thursday, July 11, 2013			Friday, July 12, 2013	Monday, July 15, 2013	Tuesday, July 16, 2013	Wednesday, July 17, 2013	1.00	Tuesday, August 20, 2013
Monday, July 15, 2013			Tuesday, July 16, 2013	Tuesday, July 16, 2013	Wednesday, July 17, 2013	Thursday, July 18, 2013	1.00	Tuesday, August 20, 2013
Friday, July 12, 2013	Saturday, July 13, 2013	Sunday, July 14, 2013	Monday, July 15, 2013	Wednesday, July 17, 2013	Thursday, July 18, 2013	Friday, July 19, 2013	1.00	Tuesday, August 20, 2013
Tuesday, July 16, 2013			Wednesday, July 17, 2013	Thursday, July 18, 2013	Friday, July 19, 2013	Monday, July 22, 2013	1.00	Tuesday, August 20, 2013

Wednesday, July 17, 2013			Thursday, July 18, 2013	Friday, July 19, 2013	Monday, July 22, 2013	Tuesday, July 23, 2013	1.00	Tuesday, August 20, 2013
Thursday, July 18, 2013			Friday, July 19, 2013	Monday, July 22, 2013	Tuesday, July 23, 2013	Wednesday, July 24, 2013	1.00	Tuesday, August 20, 2013
Monday, July 22, 2013			Tuesday, July 23, 2013	Tuesday, July 23, 2013	Wednesday, July 24, 2013	Thursday, July 25, 2013	1.00	Tuesday, August 20, 2013
Friday, July 19, 2013	Saturday, July 20, 2013	Sunday, July 21, 2013	Monday, July 22, 2013	Wednesday, July 24, 2013	Thursday, July 25, 2013	Friday, July 26, 2013	1.00	Tuesday, August 20, 2013
Tuesday, July 23, 2013			Wednesday, July 24, 2013	Thursday, July 25, 2013	Friday, July 26, 2013	Monday, July 29, 2013	1.00	Tuesday, August 20, 2013
Wednesday, July 24, 2013			Thursday, July 25, 2013	Friday, July 26, 2013	Monday, July 29, 2013	Tuesday, July 30, 2013	1.00	Tuesday, August 20, 2013
Thursday, July 25, 2013			Friday, July 26, 2013	Monday, July 29, 2013	Tuesday, July 30, 2013	Wednesday, July 31, 2013	1.00	Tuesday, August 20, 2013
Monday, July 29, 2013			Tuesday, July 30, 2013	Tuesday, July 30, 2013	Wednesday, July 31, 2013	Thursday, August 01, 2013	1.00	Friday, September 20, 2013
Friday, July 26, 2013	Saturday, July 27, 2013	Sunday, July 28, 2013	Monday, July 29, 2013	Wednesday, July 31, 2013	Thursday, August 01, 2013	Friday, August 02, 2013	1.00	Friday, September 20, 2013
Tuesday, July 30, 2013			Wednesday, July 31, 2013	Thursday, August 01, 2013	Friday, August 02, 2013	Monday, August 05, 2013	1.00	Friday, September 20, 2013
Wednesday, July 31, 2013			Thursday, August 01, 2013	Friday, August 02, 2013	Monday, August 05, 2013	Tuesday, August 06, 2013	1.00	Friday, September 20, 2013
Thursday, August 01, 2013			Friday, August 02, 2013	Monday, August 05, 2013	Tuesday, August 06, 2013	Wednesday, August 07, 2013	1.00	Friday, September 20, 2013
Monday, August 05, 2013			Tuesday, August 06, 2013	Tuesday, August 06, 2013	Wednesday, August 07, 2013	Thursday, August 08, 2013	1.00	Friday, September 20, 2013
Friday, August 02, 2013	Saturday, August 03, 2013	Sunday, August 04, 2013	Monday, August 05, 2013	Wednesday, August 07, 2013	Thursday, August 08, 2013	Friday, August 09, 2013	1.00	Friday, September 20, 2013
Tuesday, August 06, 2013			Wednesday, August 07, 2013	Thursday, August 08, 2013	Friday, August 09, 2013	Monday, August 12, 2013	1.00	Friday, September 20, 2013
Wednesday, August 07, 2013			Thursday, August 08, 2013	Friday, August 09, 2013	Monday, August 12, 2013	Tuesday, August 13, 2013	1.00	Friday, September 20, 2013
Thursday, August 08, 2013			Friday, August 09, 2013	Monday, August 12, 2013	Tuesday, August 13, 2013	Wednesday, August 14, 2013	1.00	Friday, September 20, 2013
Monday, August 12, 2013			Tuesday, August 13, 2013	Tuesday, August 13, 2013	Wednesday, August 14, 2013	Thursday, August 15, 2013	1.00	Friday, September 20, 2013
Friday, August 09, 2013	Saturday, August 10, 2013	Sunday, August 11, 2013	Monday, August 12, 2013	Wednesday, August 14, 2013	Thursday, August 15, 2013	Friday, August 16, 2013	1.00	Friday, September 20, 2013
Tuesday, August 13, 2013			Wednesday, August 14, 2013	Thursday, August 15, 2013	Friday, August 16, 2013	Monday, August 19, 2013	1.00	Friday, September 20, 2013
Wednesday, August 14, 2013			Thursday, August 15, 2013	Friday, August 16, 2013	Monday, August 19, 2013	Tuesday, August 20, 2013	1.00	Friday, September 20, 2013
Thursday, August 15, 2013			Friday, August 16, 2013	Monday, August 19, 2013	Tuesday, August 20, 2013	Wednesday, August 21, 2013	1.00	Friday, September 20, 2013
Monday, August 19, 2013			Tuesday, August 20, 2013	Tuesday, August 20, 2013	Wednesday, August 21, 2013	Thursday, August 22, 2013	1.00	Friday, September 20, 2013
Friday, August 16, 2013	Saturday, August 17, 2013	Sunday, August 18, 2013	Monday, August 19, 2013	Wednesday, August 21, 2013	Thursday, August 22, 2013	Friday, August 23, 2013	1.00	Friday, September 20, 2013
Tuesday, August 20, 2013			Wednesday, August 21, 2013	Thursday, August 22, 2013	Friday, August 23, 2013	Monday, August 26, 2013	1.00	Friday, September 20, 2013
Wednesday, August 21, 2013			Thursday, August 22, 2013	Friday, August 23, 2013	Monday, August 26, 2013	Tuesday, August 27, 2013	1.00	Friday, September 20, 2013
Thursday, August 22, 2013			Friday, August 23, 2013	Monday, August 26, 2013	Tuesday, August 27, 2013	Wednesday, August 28, 2013	1.00	Friday, September 20, 2013
Monday, August 26, 2013			Tuesday, August 27, 2013	Tuesday, August 27, 2013	Wednesday, August 28, 2013	Thursday, August 29, 2013	1.00	Friday, September 20, 2013
Friday, August 23, 2013	Saturday, August 24, 2013	Sunday, August 25, 2013	Monday, August 26, 2013	Wednesday, August 28, 2013	Thursday, August 29, 2013	Friday, August 30, 2013	1.33	2/4 : 9/20/2013	2/4: 10/21/2013
Tuesday, August 27, 2013			Wednesday, August 28, 2013	Thursday, August 29, 2013	Friday, August 30, 2013	Tuesday, September 03, 2013	1.00	Monday, October 21, 2013
Wednesday, August 28, 2013			Thursday, August 29, 2013	Friday, August 30, 2013	Tuesday, September 03, 2013	Wednesday, September 04, 2013	1.00	Monday, October 21, 2013
Thursday, August 29, 2013			Friday, August 30, 2013	Tuesday, September 03, 2013	Wednesday, September 04, 2013	Thursday, September 05, 2013	1.00	Monday, October 21, 2013
Friday, August 30, 2013	Saturday, August 31, 2013	Sunday, September 01, 2013	Tuesday, September 03, 2013	Wednesday, September 04, 2013	Thursday, September 05, 2013	Friday, September 06, 2013	0.75	Monday, October 21, 2013
Monday, September 02, 2013			Tuesday, September 03, 2013	Wednesday, September 04, 2013	Thursday, September 05, 2013	Friday, September 06, 2013	0.75	Monday, October 21, 2013
Tuesday, September 03, 2013			Wednesday, September 04, 2013	Thursday, September 05, 2013	Friday, September 06, 2013	Monday, September 09, 2013	1.00	Monday, October 21, 2013
Wednesday, September 04, 2013			Thursday, September 05, 2013	Friday, September 06, 2013	Monday, September 09, 2013	Tuesday, September 10, 2013	1.00	Monday, October 21, 2013
Thursday, September 05, 2013			Friday, September 06, 2013	Monday, September 09, 2013	Tuesday, September 10, 2013	Wednesday, September 11, 2013	1.00	Monday, October 21, 2013
Monday, September 09 2013			Tuesday, September 10, 2013	Tuesday, September 10, 2013	Wednesday, September 11, 2013	Thursday, September 12, 2013	1.00	Monday, October 21, 2013
Friday, September 06, 2013	Saturday, September 07, 2013	Sunday, September 08, 2013	Monday, September 09, 2013	Wednesday, September 11, 2013	Thursday, September 12, 2013	Friday, September 13, 2013	1.00	Monday, October 21, 2013
Tuesday, September 10, 2013			Wednesday, September 11, 2013	Thursday, September 12, 2013	Friday, September 13, 2013	Monday, September 16, 2013	1.00	Monday, October 21, 2013
Wednesday, September 11, 2013			Thursday, September 12, 2013	Friday, September 13, 2013	Monday, September 16, 2013	Tuesday, September 17, 2013	1.00	Monday, October 21, 2013
Thursday, September 12, 2013			Friday, September 13, 2013	Monday, September 16, 2013	Tuesday, September 17, 2013	Wednesday, September 18, 2013	1.00	Monday, October 21, 2013
Monday, September 16, 2013			Tuesday, September 17, 2013	Tuesday, September 17, 2013	Wednesday, September 18, 2013	Thursday, September 19, 2013	1.00	Monday, October 21, 2013
Friday, September 13, 2013	Saturday, September 14, 2013	Sunday, September 15, 2013	Monday, September 16, 2013	Wednesday, September 18, 2013	Thursday, September 19, 2013	Friday, September 20, 2013	1.00	Monday, October 21, 2013
Tuesday, September 17, 2013			Wednesday, September 18, 2013	Thursday, September 19, 2013	Friday, September 20, 2013	Monday, September 23, 2013	1.00	Monday, October 21, 2013
Wednesday, September 18, 2013			Thursday, September 19, 2013	Friday, September 20, 2013	Monday, September 23, 2013	Tuesday, September 24, 2013	1.00	Monday, October 21, 2013
Thursday, September 19, 2013			Friday, September 20, 2013	Monday, September 23, 2013	Tuesday, September 24, 2013	Wednesday, September 25, 2013	1.00	Monday, October 21, 2013
Monday, September 23, 2013			Tuesday, September 24, 2013	Tuesday, September 24, 2013	Wednesday, September 25, 2013	Thursday, September 26, 2013	1.00	Monday, October 21, 2013
Friday, September 20, 2013	Saturday, September 21, 2013	Sunday, September 22, 2013	Monday, September 23, 2013	Wednesday, September 25, 2013	Thursday, September 26, 2013	Friday, September 27, 2013	1.00	Monday, October 21, 2013
Tuesday, September 24, 2013			Wednesday, September 25, 2013	Thursday, September 26, 2013	Friday, September 27, 2013	Monday, September 30, 2013	1.00	Monday, October 21, 2013
Wednesday, September 25, 2013			Thursday, September 26, 2013	Friday, September 27, 2013	Monday, September 30, 2013	Tuesday, October 01, 2013	1.00	Wednesday, November 20, 2013
Thursday, September 26, 2013			Friday, September 27, 2013	Monday, September 30, 2013	Tuesday, October 01, 2013	Wednesday, October 02, 2013	1.00	Wednesday, November 20, 2013
Monday, September 30, 2013			Tuesday, October 01, 2013	Tuesday, October 01, 2013	Wednesday, October 02, 2013	Thursday, October 03, 2013	1.00	Wednesday, November 20, 2013
Friday, September 27, 2013	Saturday, September 28, 2013	Sunday, September 29, 2013	Monday, September 30, 2013	Wednesday, October 02, 2013	Thursday, October 03, 2013	Friday, October 04, 2013	1.00	Wednesday, November 20, 2013
Tuesday, October 01, 2013			Wednesday, October 02, 2013	Thursday, October 03, 2013	Friday, October 04, 2013	Monday, October 07, 2013	1.00	Wednesday, November 20, 2013
Wednesday, October 02, 2013			Thursday, October 03, 2013	Friday, October 04, 2013	Monday, October 07, 2013	Tuesday, October 08, 2013	1.00	Wednesday, November 20, 2013
Thursday, October 03, 2013			Friday, October 04, 2013	Monday, October 07, 2013	Tuesday, October 08, 2013	Wednesday, October 09, 2013	1.00	Wednesday, November 20, 2013
Monday, October 07, 2013			Tuesday, October 08, 2013	Tuesday, October 08, 2013	Wednesday, October 09, 2013	Thursday, October 10, 2013	1.00	Wednesday, November 20, 2013
Friday, October 04, 2013	Saturday, October 05, 2013	Sunday, October 06, 2013	Monday, October 07, 2013	Wednesday, October 09, 2013	Thursday, October 10, 2013	Friday, October 11, 2013	1.33	Wednesday, November 20, 2013
Tuesday, October 08, 2013			Wednesday, October 09, 2013	Thursday, October 10, 2013	Friday, October 11, 2013	Tuesday, October 15, 2013	1.00	Wednesday, November 20, 2013
Wednesday, October 09, 2013			Friday, October 11, 2013	Friday, October 11, 2013	Tuesday, October 15, 2013	Wednesday, October 16, 2013	1.00	Wednesday, November 20, 2013
Thursday, October 10, 2013			Monday, October 14, 2013	Tuesday, October 15, 2013	Wednesday, October 16, 2013	Thursday, October 17, 2013	1.00	Wednesday, November 20, 2013
Friday, October 11, 2013	Saturday, October 12, 2013	Sunday, October 13, 2013	Tuesday, October 15, 2013	Wednesday, October 16, 2013	Thursday, October 17, 2013	Friday, October 18, 2013	0.75	Wednesday, November 20, 2013
Monday, October 14, 2013			Tuesday, October 15, 2013	Wednesday, October 16, 2013	Thursday, October 17, 2013	Friday, October 18, 2013	0.75	Wednesday, November 20, 2013
Tuesday, October 15, 2013			Wednesday, October 16, 2013	Thursday, October 17, 2013	Friday, October 18, 2013	Monday, October 21, 2013	1.00	Wednesday, November 20, 2013

Wednesday, October 16, 2013			Thursday, October 17, 2013	Friday, October 18, 2013	Monday, October 21, 2013	Tuesday, October 22, 2013	1.00	Wednesday, November 20, 2013
Thursday, October 17, 2013			Friday, October 18, 2013	Monday, October 21, 2013	Tuesday, October 22, 2013	Wednesday, October 23, 2013	1.00	Wednesday, November 20, 2013
Monday, October 21, 2013			Tuesday, October 22, 2013	Tuesday, October 22, 2013	Wednesday, October 23, 2013	Thursday, October 24, 2013	1.00	Wednesday, November 20, 2013
Friday, October 18, 2013	Saturday, October 19, 2013	Sunday, October 20, 2013	Monday, October 21, 2013	Wednesday, October 23, 2013	Thursday, October 24, 2013	Friday, October 25, 2013	1.00	Wednesday, November 20, 2013
Tuesday, October 22, 2013			Wednesday, October 23, 2013	Thursday, October 24, 2013	Friday, October 25, 2013	Monday, October 28, 2013	1.00	Wednesday, November 20, 2013
Wednesday, October 23, 2013			Thursday, October 24, 2013	Friday, October 25, 2013	Monday, October 28, 2013	Tuesday, October 29, 2013	1.00	Wednesday, November 20, 2013
Thursday, October 24, 2013			Friday, October 25, 2013	Monday, October 28, 2013	Tuesday, October 29, 2013	Wednesday, October 30, 2013	1.00	Wednesday, November 20, 2013
Monday, October 28, 2013			Tuesday, October 29, 2013	Tuesday, October 29, 2013	Wednesday, October 30, 2013	Thursday, October 31, 2013	1.00	Wednesday, November 20, 2013
Friday, October 25, 2013	Saturday, October 26, 2013	Sunday, October 27, 2013	Monday, October 28, 2013	Wednesday, October 30, 2013	Thursday, October 31, 2013	Friday, November 01, 2013	1.00	Friday, December 20, 2013
Tuesday, October 29, 2013			Wednesday, October 30, 2013	Thursday, October 31, 2013	Friday, November 01, 2013	Monday, November 04, 2013	1.00	Friday, December 20, 2013
Wednesday, October 30, 2013			Thursday, October 31, 2013	Friday, November 01, 2013	Monday, November 04, 2013	Tuesday, November 05, 2013	1.00	Friday, December 20, 2013
Thursday, October 31, 2013			Friday, November 01, 2013	Monday, November 04, 2013	Tuesday, November 05, 2013	Wednesday, November 06, 2013	1.00	Friday, December 20, 2013
Monday, November 04, 2013			Tuesday, November 05, 2013	Tuesday, November 05, 2013	Wednesday, November 06, 2013	Thursday, November 07, 2013	1.00	Friday, December 20, 2013
Friday, November 01, 2013	Saturday, November 02, 2013	Sunday, November 03, 2013	Monday, November 04, 2013	Wednesday, November 06, 2013	Thursday, November 07, 2013	Friday, November 08, 2013	1.33	Friday, December 20, 2013
Tuesday, November 05, 2013			Wednesday, November 06, 2013	Thursday, November 07, 2013	Friday, November 08, 2013	Tuesday, November 12, 2013	1.00	Friday, December 20, 2013
Wednesday, November 06, 2013			Thursday, November 07, 2013	Friday, November 08, 2013	Tuesday, November 12, 2013	Wednesday, November 13, 2013	1.00	Friday, December 20, 2013
Thursday, November 07, 2013			Friday, November 08, 2013	Tuesday, November 12, 2013	Wednesday, November 13, 2013	Thursday, November 14, 2013	1.00	Friday, December 20, 2013
Friday, November 08, 2013	Saturday, November 09, 2013	Sunday, November 10, 2013	Monday, November 11, 2013	Wednesday, November 13, 2013	Thursday, November 14, 2013	Friday, November 15, 2013	0.75	Friday, December 20, 2013
Monday, November 11, 2013			Tuesday, November 12, 2013	Wednesday, November 13, 2013	Thursday, November 14, 2013	Friday, November 15, 2013	0.75	Friday, December 20, 2013
Tuesday, November 12, 2013			Wednesday, November 13, 2013	Thursday, November 14, 2013	Friday, November 15, 2013	Monday, November 18, 2013	1.00	Friday, December 20, 2013
Wednesday, November 13, 2013			Thursday, November 14, 2013	Friday, November 15, 2013	Monday, November 18, 2013	Tuesday, November 19, 2013	1.00	Friday, December 20, 2013
Thursday, November 14, 2013			Friday, November 15, 2013	Monday, November 18, 2013	Tuesday, November 19, 2013	Wednesday, November 20, 2013	1.00	Friday, December 20, 2013
Monday, November 18, 2014			Tuesday, November 19, 2013	Tuesday, November 19, 2013	Wednesday, November 20, 2013	Thursday, November 21, 2013	1.00	Friday, December 20, 2013
Friday, November 15, 2013	Saturday, November 16, 2013	Sunday, November 17, 2013	Monday, November 18, 2013	Wednesday, November 20, 2013	Thursday, November 21, 2013	Friday, November 22, 2013	1.00	Friday, December 20, 2013
Tuesday, November 19, 2013			Wednesday, November 20, 2013	Thursday, November 21, 2013	Friday, November 22, 2013	Monday, November 25, 2013	1.00	Friday, December 20, 2013
Wednesday, November 20, 2013			Thursday, November 21, 2013	Friday, November 22, 2013	Monday, November 25, 2013	Tuesday, November 26, 2013	1.00	Friday, December 20, 2013
Thursday, November 21, 2013			Friday, November 22, 2013	Monday, November 25, 2013	Tuesday, November 26, 2013	Wednesday, November 27, 2013	2.00	Friday, December 20, 2013
Friday, November 22, 2013	Saturday, November 23, 2013	Sunday, November 24, 2013	Monday, November 25, 2013	Tuesday, November 26, 2013	Wednesday, November 27, 2013	Friday, November 29, 2013	1.00	2/3: 12/20/2013	1/3: 1/21/14
Monday, November 25, 2013			Tuesday, November 26, 2013	Wednesday, November 27, 2013	Friday, November 29, 2013	Monday, December 02, 2013	1.00	Tuesday, January 21, 2014
Tuesday, November 26, 2013			Wednesday, November 27, 2013	Friday, November 29, 2013	Monday, December 02, 2013	Tuesday, December 03, 2013	1.00	Tuesday, January 21, 2014
Wednesday, November 27, 2013			Monday, December 02, 2013	Monday, December 02, 2013	Tuesday, December 03, 2013	Wednesday, December 04, 2013	1.00	Tuesday, January 21, 2014
Monday, December 02, 2013			Tuesday, December 03, 2013	Tuesday, December 03, 2013	Wednesday, December 04, 2013	Thursday, December 05, 2013	1.00	Tuesday, January 21, 2014
Thursday, November 28, 2013	Friday, November 29, 2013	Saturday, November 30, 2013	Monday, December 02, 2013	Wednesday, December 04, 2013	Thursday, December 05, 2013	Friday, December 06, 2013	0.75	Tuesday, January 21, 2014
Sunday, December 01, 2013			Monday, December 02, 2013	Wednesday, December 04, 2013	Thursday, December 05, 2013	Friday, December 06, 2013	0.75	Tuesday, January 21, 2014
Tuesday, December 03, 2013			Wednesday, December 04, 2013	Thursday, December 05, 2013	Friday, December 06, 2013	Monday, December 09, 2013	1.00	Tuesday, January 21, 2014
Wednesday, December 04, 2013			Thursday, December 05. 2013	Friday, December 06, 2013	Monday, December 09, 2013	Tuesday, December 10, 2013	1.00	Tuesday, January 21, 2014
Thursday, December 05, 2013			Friday, December 06, 2013	Monday, December 09, 2013	Tuesday, December 10, 2013	Wednesday, December 11, 2013	1.00	Tuesday, January 21, 2014
Monday, December 09, 2013			Tuesday, December 10, 2013	Tuesday, December 10, 2013	Wednesday, December 11, 2013	Thursday, December 12, 2013	1.00	Tuesday, January 21, 2014
Friday, December 06, 2013	Saturday, December 07, 2013	Sunday, December 08, 2013	Monday, December 09, 2013	Wednesday, December 11, 2013	Thursday, December 12, 2013	Friday, December 13, 2013	1.00	Tuesday, January 21, 2014
Tuesday, December 10, 2013			Wednesday, December 11, 2013	Thursday, December 12, 2013	Friday, December 13, 2013	Monday, December 16, 2013	1.00	Tuesday, January 21, 2014
Wednesday, December 11, 2013			Thursday, December 12, 2013	Friday, December 13, 2013	Monday, December 16, 2013	Tuesday, December 17, 2013	1.00	Tuesday, January 21, 2014
Thursday, December 12, 2013			Friday, December 13, 2013	Monday, December 16, 2013	Tuesday, December 17, 2013	Wednesday, December 18, 2013	1.00	Tuesday, January 21, 2014
Monday, December 16, 2013			Tuesday, December 17, 2013	Tuesday, December 17, 2013	Wednesday, December 18, 2013	Thursday, December 19, 2013	1.00	Tuesday, January 21, 2014
Friday, December 13, 2013	Saturday, December 14, 2013	Sunday, December 15, 2013	Monday, December 16, 2013	Wednesday, December 18, 2013	Thursday, December 19, 2013	Friday, December 20, 2013	1.00	Tuesday, January 21, 2014
Tuesday, December 17, 2013			Wednesday, December 18, 2013	Thursday, December 19, 2013	Friday, December 20, 2013	Monday, December 23, 2013	1.00	Tuesday, January 21, 2014
Wednesday, December 18, 2013			Thursday, December 19, 2013	Friday, December 20, 2013	Monday, December 23, 2013	Tuesday, December 24, 2013	2.00	Tuesday, January 21, 2014
Thursday, December 19, 2013			Friday, December 20, 2013	Monday, December 23, 2013	Tuesday, December 24, 2013	Thursday, December 26, 2013	1.00	Tuesday, January 21, 2014
Friday, December 20, 2013	Saturday, December 21, 2013	Sunday, December 22, 2013	Monday, December 23, 2013	Tuesday, December 24, 2013	Thursday, December 26, 2013	Friday, December 27, 2013	1.00	Tuesday, January 21, 2014
Monday, December 23, 2013			Thursday, December 26, 2013	Thursday, December 26, 2013	Friday, December 27, 2013	Monday, December 30, 2013	1.00	Tuesday, January 21, 2014
Tuesday, December 24, 2013	Wednesday, December 25, 2013		Thursday, December 26, 2013	Friday, December 27, 2013	Monday, December 30, 2013	Tuesday, December 31, 2013	1.00	1/2: 1/21/14	1/2: 2/20/14
Thursday, December 26, 2013			Friday, December 27, 2013	Monday, December 30, 2013	Tuesday, December 31, 2013	Thursday, January 02, 2014	1.00	Thursday, February 20, 2014
Friday, December 27, 2013	Saturday, December 28, 2013	Sunday, December 29, 2013	Monday, December 30, 2013	Tuesday, December 31, 2013	Thursday, January 02, 2014	Friday, January 03, 2014	1.00	Thursday, February 20, 2014
Monday, December 30, 2013			Tuesday, December 31, 2013	Thursday, January 02, 2014	Friday, January 03, 2014	Monday, January 06, 2014	1.00	Thursday, February 20, 2014
Tuesday, December 31, 2013	Wednesday, January 01, 2014		Thursday, January 02, 2014	Friday, January 03, 2014	Monday, January 06, 2014	Tuesday, January 07, 2014	0.50	Thursday, February 20, 2014
Thursday, January 02, 2014			Friday, January 03, 2014	Monday, January 06, 2014	Tuesday, January 07, 2014	Wednesday, January 08, 2014	1.00	Thursday, February 20, 2014
Monday, January 06, 2014			Tuesday, January 07, 2014	Tuesday, January 07, 2014	Wednesday, January 08, 2014	Thursday, January 09, 2014	1.00	Thursday, February 20, 2014
Friday, January 03, 2014	Saturday, January 04, 2014	Sunday, January 05, 2014	Monday, January 06, 2014	Wednesday, January 08, 2014	Thursday, January 09, 2014	Friday, January 10, 2014	1.00	Thursday, February 20, 2014
Tuesday, January 07, 2014			Wednesday, January 08, 2014	Thursday, January 09, 2014	Friday, January 10, 2014	Monday, January 13, 2014	1.00	Thursday, February 20, 2014
Wednesday, January 08, 2014			Thursday, January 09, 2014	Friday, January 10, 2014	Monday, January 13, 2014	Tuesday, January 14, 2014	1.00	Thursday, February 20, 2014
Thursday, January 09, 2014			Friday, January 10, 2014	Monday, January 13, 2014	Tuesday, January 14, 2014	Wednesday, January 15, 2014	1.00	Thursday, February 20, 2014
Monday, January 13, 2014			Tuesday, January 14, 2014	Tuesday, January 14, 2014	Wednesday, January 15, 2014	Thursday, January 16, 2014	1.00	Thursday, February 20, 2014
Friday, January 10, 2014	Saturday, January 11, 2014	Sunday, January 12, 2014	Monday, January 13, 2014	Wednesday, January 15, 2014	Thursday, January 16, 2014	Friday, January 17, 2014	1.33	Thursday, February 20, 2014
Tuesday, January 14, 2014			Wednesday, January 15, 2014	Thursday, January 16, 2014	Friday, January 17, 2014	Tuesday, January 21, 2014	1.00	Thursday, February 20, 2014
Wednesday, January 15, 2014			Friday, January 17, 2014	Friday, January 17, 2014	Tuesday, January 21, 2014	Wednesday, January 22, 2014	1.00	Thursday, February 20, 2014

Thursday, January 16, 2014			Tuesday, January 21, 2014	Tuesday, January 21, 2014	Wednesday, January 22, 2014	Thursday, January 23, 2014	1.00	Thursday, February 20, 2014
Friday, January 17, 2014	Saturday, January 18, 2014	Sunday, January 19, 2014	Tuesday, January 21, 2014	Wednesday, January 22, 2014	Thursday, January 23, 2014	Friday, January 24, 2014	0.75	Thursday, February 20, 2014
Monday, January 20, 2014			Tuesday, January 21, 2014	Wednesday, January 22, 2014	Thursday, January 23, 2014	Friday, January 24, 2014	0.75	Thursday, February 20, 2014
Tuesday, January 21, 2014			Wednesday, January 22, 2014	Thursday, January 23, 2014	Friday, January 24, 2014	Monday, January 27, 2014	1.00	Thursday, February 20, 2014
Wednesday, January 22, 2014			Thursday, January 23, 2014	Friday, January 24, 2014	Monday, January 27, 2014	Tuesday, January 28, 2014	1.00	Thursday, February 20, 2014
Thursday, January 23, 2014			Friday, January 24, 2014	Monday, January 27, 2014	Tuesday, January 28, 2014	Wednesday, January 29, 2014	1.00	Thursday, February 20, 2014
Monday, January 27, 2014			Tuesday, January 28, 2014	Tuesday, January 28, 2014	Wednesday, January 29, 2014	Thursday, January 30, 2014	1.00	Thursday, February 20, 2014
Friday, January 24, 2014	Saturday, January 25, 2014	Sunday, January 26, 2014	Monday, January 27, 2014	Wednesday, January 29, 2014	Thursday, January 30, 2014	Friday, January 31, 2014	1.00	1/3: 2/20/2014	2/3: 3/20/2014
Tuesday, January 28, 2014			Wednesday, January 29, 2014	Thursday, January 30, 2014	Friday, January 31, 2014	Monday, February 03, 2014	1.00	Thursday, March 20, 2014
Wednesday, January 29, 2014			Thursday, January 30, 2014	Friday, January 31, 2014	Monday, February 03, 2014	Tuesday, February 04, 2014	1.00	Thursday, March 20, 2014
Thursday, January 30, 2014			Friday, January 31, 2014	Monday, February 03, 2014	Tuesday, February 04, 2014	Wednesday, February 05, 2014	1.00	Thursday, March 20, 2014
Monday, February 03, 2014			Tuesday, February 04, 2014	Tuesday, February 04, 2014	Wednesday, February 05, 2014	Thursday, February 06, 2014	1.00	Thursday, March 20, 2014
Friday, January 31, 2014	Saturday, February 01, 2014	Sunday, February 02, 2014	Monday, February 03, 2014	Wednesday, February 05, 2014	Thursday, February 06, 2014	Friday, February 07, 2014	1.00	Thursday, March 20, 2014
Tuesday, February 04, 2014			Wednesday, February 05, 2014	Thursday, February 06, 2014	Friday, February 07, 2014	Monday, February 10, 2014	1.00	Thursday, March 20, 2014
Wednesday, February 05, 2014			Thursday, February 06, 2014	Friday, February 07, 2014	Monday, February 10, 2014	Tuesday, February 11, 2014	1.00	Thursday, March 20, 2014
Thursday, February 06, 2014			Friday, February 07, 2014	Monday, February 10, 2014	Tuesday, February 11, 2014	Wednesday, February 12, 2014	1.00	Thursday, March 20, 2014
Monday, February 10, 2014			Tuesday, February 11, 2014	Tuesday, February 11, 2014	Wednesday, February 12, 2014	Thursday, February 13, 2014	1.00	Thursday, March 20, 2014
Friday, February 07, 2014	Saturday, February 08, 2014	Sunday, February 09, 2014	Monday, February 10, 2014	Wednesday, February 12, 2014	Thursday, February 13, 2014	Friday, February 14, 2014	1.33	Thursday, March 20, 2014
Tuesday, February 11, 2014			Wednesday, February 12, 2014	Thursday, February 13, 2014	Friday, February 14, 2014	Tuesday, February 18, 2014	1.00	Thursday, March 20, 2014
Wednesday, February 12, 2014			Friday, February 14, 2014	Friday, February 14, 2014	Tuesday, February 18, 2014	Wednesday, February 19, 2014	1.00	Thursday, March 20, 2014
Thursday, February 13, 2014			Tuesday, February 18, 2014	Tuesday, February 18, 2014	Wednesday, February 19, 2014	Thursday, February 20, 2014	1.00	Thursday, March 20, 2014
Friday, February 14, 2014	Saturday, February 15, 2014	Sunday, February 16, 2014	Tuesday, February 18, 2014	Wednesday, February 19, 2014	Thursday, February 20, 2014	Friday, February 21, 2014	0.75	Thursday, March 20, 2014
Monday, February 17, 2014			Tuesday, February 18, 2014	Wednesday, February 19, 2014	Thursday, February 20, 2014	Friday, February 21, 2014	0.75	Thursday, March 20, 2014
Tuesday, February 18, 2014			Wednesday, February 19, 2014	Thursday, February 20, 2014	Friday, February 21, 2014	Monday, February 24, 2014	1.00	Thursday, March 20, 2014
Wednesday, February 19, 2014			Thursday, February 20, 2014	Friday, February 21, 2014	Monday, February 24, 2014	Tuesday, February 25, 2014	1.00	Thursday, March 20, 2014
Thursday, February 20, 2014			Friday, February 21, 2014	Monday, February 24, 2014	Tuesday, February 25, 2014	Wednesday, February 26, 2014	1.00	Thursday, March 20, 2014
Monday, February 24, 2014			Tuesday, February 25, 2014	Tuesday, February 25, 2014	Wednesday, February 26, 2014	Thursday, February 27, 2014	1.00	Thursday, March 20, 2014
Friday, February 21, 2014	Saturday, February 22, 2014	Sunday, February 23, 2014	Monday, February 24, 2014	Wednesday, February 26, 2014	Thursday, February 27, 2014	Friday, February 28, 2014	1.00	1/3: 3/20/2014	2/3: 4/21/2014
Tuesday, February 25, 2014			Wednesday, February 26, 2014	Thursday, February 27, 2014	Friday, February 28, 2014	Monday, March 03, 2014	1.00	Monday, April 21, 2014
Wednesday, February 26, 2014			Thursday, February 27, 2014	Friday, February 28, 2014	Monday, March 03, 2014	Tuesday, March 04, 2014	1.00	Monday, April 21, 2014
Thursday, February 27, 2014			Friday, February 28, 2014	Monday, March 03, 2014	Tuesday, March 04, 2014	Wednesday, March 05, 2014	1.00	Monday, April 21, 2014
Monday, March 03, 2014			Tuesday, March 04, 2014	Tuesday, March 04, 2014	Wednesday, March 05, 2014	Thursday, March 06, 2014	1.00	Monday, April 21, 2014
Friday, February 28, 2014	Saturday, March 01, 2014	Sunday, March 02, 2014	Monday, March 03, 2014	Wednesday, March 05, 2014	Thursday, March 06, 2014	Friday, March 07, 2014	1.00	Monday, April 21, 2014
Tuesday, March 04, 2014			Wednesday, March 05, 2014	Thursday, March 06, 2014	Friday, March 07, 2014	Monday, March 10, 2014	1.00	Monday, April 21, 2014
Wednesday, March 05, 2014			Thursday, March 06, 2014	Friday, March 07, 2014	Monday, March 10, 2014	Tuesday, March 11, 2014	1.00	Monday, April 21, 2014
Thursday, March 06, 2014			Friday, March 07, 2014	Monday, March 10, 2014	Tuesday, March 11, 2014	Wednesday, March 12, 2014	1.00	Monday, April 21, 2014
Monday, March 10, 2014			Tuesday, March 11, 2014	Tuesday, March 11, 2014	Wednesday, March 12, 2014	Thursday, March 13, 2014	1.00	Monday, April 21, 2014
Friday, March 07, 2014	Saturday, March 08, 2014	Sunday, March 09, 2014	Monday, March 10, 2014	Wednesday, March 12, 2014	Thursday, March 13, 2014	Friday, March 14, 2014	1.00	Monday, April 21, 2014
Tuesday, March 11, 2014			Wednesday, March 12, 2014	Thursday, March 13, 2014	Friday, March 14, 2014	Monday, March 17, 2014	1.00	Monday, April 21, 2014
Wednesday, March 12, 2014			Thursday, March 13, 2014	Friday, March 14, 2014	Monday, March 17, 2014	Tuesday, March 18, 2014	1.00	Monday, April 21, 2014
Thursday, March 13, 2014			Friday, March 14, 2014	Monday, March 17, 2014	Tuesday, March 18, 2014	Wednesday, March 19, 2014	1.00	Monday, April 21, 2014
Monday, March 17, 2014			Tuesday, March 18, 2014	Tuesday, March 18, 2014	Wednesday, March 19, 2014	Thursday, March 20, 2014	1.00	Monday, April 21, 2014
Friday, March 14, 2014	Saturday, March 15, 2014	Sunday, March 16, 2014	Monday, March 17, 2014	Wednesday, March 19, 2014	Thursday, March 20, 2014	Friday, March 21, 2014	1.00	Monday, April 21, 2014
Tuesday, March 18, 2014			Wednesday, March 19, 2014	Thursday, March 20, 2014	Friday, March 21, 2014	Monday, March 24, 2014	1.00	Monday, April 21, 2014
Wednesday, March 19, 2014			Thursday, March 20, 2014	Friday, March 21, 2014	Monday, March 24, 2014	Tuesday, March 25, 2014	1.00	Monday, April 21, 2014
Thursday, March 20, 2014			Friday, March 21, 2014	Monday, March 24, 2014	Tuesday, March 25, 2014	Wednesday, March 26, 2014	1.00	Monday, April 21, 2014
Monday, March 24, 2014			Tuesday, March 25, 2014	Tuesday, March 25, 2014	Wednesday, March 26, 2014	Thursday, March 27, 2014	1.00	Monday, April 21, 2014
Friday, March 21, 2014	Saturday, March 22, 2014	Sunday, March 23, 2014	Monday, March 24, 2014	Wednesday, March 26, 2014	Thursday, March 27, 2014	Friday, March 28, 2014	1.00	Monday, April 21, 2014
Tuesday, March 25, 2014			Wednesday, March 26, 2014	Thursday, March 27, 2014	Friday, March 28, 2014	Monday, March 31, 2014	1.00	Monday, April 21, 2014
Wednesday, March 26, 2014			Thursday, March 27, 2014	Friday, March 28, 2014	Monday, March 31, 2014	Tuesday, April 01, 2014	1.00	Tuesday, May 20, 2014
Thursday, March 27, 2014			Friday, March 28, 2014	Monday, March 31, 2014	Tuesday, April 01, 2014	Wednesday, April 02, 2014	1.00	Tuesday, May 20, 2014
Monday, March 31, 2014			Tuesday, April 01, 2014	Tuesday, April 01, 2014	Wednesday, April 02, 2014	Thursday, April 03, 2014	1.00	Tuesday, May 20, 2014
Friday, March 28, 2014	Saturday, March 29, 2014	Sunday, March 30, 2014	Monday, March 31, 2014	Wednesday, April 02, 2014	Thursday, April 03, 2014	Friday, April 04, 2014	1.00	Tuesday, May 20, 2014
Tuesday, April 01, 2014			Wednesday, April 02, 2014	Thursday, April 03, 2014	Friday, April 04, 2014	Monday, April 07, 2014	1.00	Tuesday, May 20, 2014
Wednesday, April 02, 2014			Thursday, April 03, 2014	Friday, April 04, 2014	Monday, April 07, 2014	Tuesday, April 08, 2014	1.00	Tuesday, May 20, 2014
Thursday, April 03, 2014			Friday, April 04, 2014	Monday, April 07, 2014	Tuesday, April 08, 2014	Wednesday, April 09, 2014	1.00	Tuesday, May 20, 2014
Monday, April 07, 2014			Tuesday, April 08, 2014	Tuesday, April 08, 2014	Wednesday, April 09, 2014	Thursday, April 10, 2014	1.00	Tuesday, May 20, 2014
Friday, April 04, 2014	Saturday, April 05, 2014	Sunday, April 6, 2014	Monday, April 07, 2014	Wednesday, April 09, 2014	Thursday, April 10, 2014	Friday, April 11, 2014	1.00	Tuesday, May 20, 2014
Tuesday, April 08, 2014			Wednesday, April 09, 2014	Thursday, April 10, 2014	Friday, April 11, 2014	Monday, April 14, 2014	1.00	Tuesday, May 20, 2014
Wednesday, April 09, 2014			Thursday, April 10, 2014	Friday, April 11, 2014	Monday, April 14, 2014	Tuesday, April 15, 2014	1.00	Tuesday, May 20, 2014
Thursday, April 10, 2014			Friday, April 11, 2014	Monday, April 14, 2014	Tuesday, April 15, 2014	Wednesday, April 16, 2014	1.00	Tuesday, May 20, 2014
Monday, April 14, 2014			Tuesday, April 15, 2014	Tuesday, April 15, 2014	Wednesday, April 16, 2014	Thursday, April 17, 2014	1.00	Tuesday, May 20, 2014
Friday, April 11, 2014	Saturday, April 12, 2014	Sunday, April 13, 2014	Monday, April 14, 2014	Tuesday, April 15, 2014	Wednesday, April 16, 2014	Thursday, April 17, 2014	1.00	Tuesday, May 20, 2014
Tuesday, April 15, 2014			Wednesday, April 16, 2014	Wednesday, April 16, 2014	Thursday, April 17, 2014	Monday, April 21, 2014	1.00	Tuesday, May 20, 2014

Wednesday, April 16, 2014			Thursday, April 17, 2014	Friday, April 18, 2014	Monday, April 21, 2014	Tuesday, April 22, 2014	1.00	Tuesday, May 20, 2014
Thursday, April 17, 2014			Friday, April 18, 2014	Monday, April 21, 2014	Tuesday, April 22, 2014	Wednesday, April 23, 2014	1.00	Tuesday, May 20, 2014
Monday, April 21, 2014			Tuesday, April 22, 2014	Tuesday, April 22, 2014	Wednesday, April 23, 2014	Thursday, April 24, 2014	1.00	Tuesday, May 20, 2014
Friday, April 18, 2014	Saturday, April 19, 2014	Sunday, April 20, 2014	Monday, April 21, 2014	Wednesday, April 23, 2014	Thursday, April 24, 2014	Friday, April 25, 2014	1.00	Tuesday, May 20, 2014
Tuesday, April 22, 2014			Wednesday, April 23, 2014	Thursday, April 24, 2014	Friday, April 25, 2014	Monday, April 28, 2014	1.00	Tuesday, May 20, 2014
Wednesday, April 23, 2014			Thursday, April 24, 2014	Friday, April 25, 2014	Monday, April 28, 2014	Tuesday, April 29, 2014	1.00	Tuesday, May 20, 2014
Thursday, April 24, 2014			Friday, April 25, 2014	Monday, April 28, 2014	Tuesday, April 29, 2014	Wednesday, April 30, 2014	1.00	Tuesday, May 20, 2014

Redzone Days from Commencement Date to April 30,2014

Redzone Days	Comment
24Apr2011
25Apr2011
26Apr2011
27Apr2011
28Apr2011
29Apr2011
30Apr2011
25May2011
26May2011
27May2011
28May2011
29May2011
30May2011
31May2011
24Jun2011
25Jun2011
26Jun2011	6/27 is NOT a redzone day
28Jun2011
29Jun2011
30Jun2011
26Jul2011
27Jul2011
28Jul2011
29Jul2011
30Jul2011
31Jul2011
26Aug2011
27Aug2011
28Aug2011
29Aug2011
30Aug2011
31Aug2011
23Sep2011
24Sep2011
25Sep2011	9/26 is not a red zone day
27Sep2011
28Sep2011
29Sep2011
30Sep2011
26Oct2011
27Oct2011
28Oct2011
29Oct2011
30Oct2011
31Oct2011
24Nov2011
25Nov2011
26Nov2011
27Nov2011
28Nov2011
29Nov2011
30Nov2011
23Dec2011

24Dec2011
25Dec2011
26Dec2011
27Dec2011
28Dec2011
29Dec2011
30Dec2011
31Dec2011
26Jan2012	`
27Jan2012
28Jan2012
29Jan2012
30Jan2012
31Jan2012
24Feb2012
25Feb2012
26Feb2012
27Feb2012
28Feb2012
29Feb2012
23Mar2012
24Mar2012
25Mar1012	3/26 is not a red zone day
27Mar2012
28Mar2012
29Mar2012
30Mar2012
31Mar2012
25Apr2012
26Apr2012
27Apr2012
28Apr2012
29Apr2012
30Apr2012
25May2012
26May2012
27May2012
28May2012
29May2012
30May2012
31May2012
22June2012
23June2012
24June2012	6/25 is not a red zone day
26June2012
27June2012
28June2012
29June2012
30June2012
26Jul2012
27Jul2012
28Jul2012
29Jul2012
30Jul2012
31Jul2012
24Aug2012

25Aug2012
26Aug2012	8/27 is not a red zone day
28Aug2012
29Aug2012
30Aug2012
31Aug2012
25Sep2012
26Sep2012
27Sep2012
28Sep2012
29Sep2012
30Sept2012
26Oct2012
27Oct2012
28Oct2012
29Oct2012
30Oct2012
31Oct2012
22Nov2012
23Nov2012
24Nov2012
25Nov2012	11/26 is not a red zone day
27Nov2012
28Nov2012
29Nov2012
30Nov2012
26Dec2012
27Dec2012
28Dec2012
29Dec2012
30Dec2012
31Dec2012
25Jan2013
26Jan2013
27Jan2013	1/28 is not a red zone day
29Jan2013
30Jan2013
31Jan2013
22Feb2013
23Feb2013
24Feb2014	2/25 is not a red zone day
26Feb2013
27Feb2013
28Feb2013
26Mar2013
27Mar2013
28Mar2013
29Mar2013
30Mar2013
31Mar2013
25Apr2013
26Apr2013
27Apr2013
28Apr2013
29Apr2013
30Apr2013

24May2013
25May2013
26May2013
27May2013
28May2013
29May2013
30May2013
31May2013
25Jun2013
26Jun2013
27Jun2013
28Jun2013
29Jun2013
30Jun2013
26Jul2013
27Jul2013
28Jul2013
29Jul2013
30Jul2013
31Jul2013
23Aug2013
24Aug2013
25Aug2013	8/26 is not a red zone day
27Aug2013
28Aug2013
29Aug2013
30Aug2013
31Aug2013
25Sep2013
26Sep2013
27Sep2013
28Sep2013
29Sep2013
30Sep2013
25Oct2013
26Oct2013
27Oct2013	10/28 is not a red zone day
29Oct2013
30Oct2013
31Oct2013
22Nov2013
23Nov2013
24Nov2013
25Nov2013
26Nov2013
27Nov2013
28Nov2013
29Nov2013
30Nov2013
25Dec2013
26Dec2013
27Dec2013
28Dec2013
29Dec2013
30Dec2013
31Dec2013

24Jan2014
25Jan2014
26Jan2014	1/27 is not a red zone day
28Jan2014
29Jan2014
30Jan2014
31Jan2014
21Feb2014
22Feb2014
23Feb2014	2/24 is not a red zone day
25Feb2014
26Feb2014
27Feb2014
28Feb2014
26Mar2014
27Mar2014
28Mar2014
29Mar2014
30Mar2014
31Mar2014

Copyright 2012 Data presented here is a property of The Goldman Sachs Group, Inc. All Rights Reserved.

By James, Nikhil [Tech] at 27Nov12 11:46:29 in NYC.

Payment Generation Date	Flow Date	Invoice Date	Payment Date	True UP Date	Product Group	Payment Factor	TrueUp Factor	Is RedZone	Asphalt Pricing Month	Inv Month Start Date	Inv Month End Date
Tuesday, April 29, 2014	Monday, April 28, 2014	Wednesday, April 30, 2014	Thursday, May 01, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Mar-14	1-May-14	31-May-14
Wednesday, April 30, 2014	Friday, April 25, 2014	Thursday, May 01, 2014	Friday, May 02, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Mar-14	1-May-14	31-May-14
Wednesday, April 30, 2014	Saturday, April 26, 2014	Thursday, May 01, 2014	Friday, May 02, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Mar-14	1-May-14	31-May-14
Wednesday, April 30, 2014	Sunday, April 27, 2014	Thursday, May 01, 2014	Friday, May 02, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Mar-14	1-May-14	31-May-14
Thursday, May 01, 2014	Tuesday, April 29, 2014	Friday, May 02, 2014	Monday, May 05, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Mar-14	1-May-14	31-May-14
Friday, May 02, 2014	Wednesday, April 30, 2014	Monday, May 05, 2014	Tuesday, May 06, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Mar-14	1-May-14	31-May-14
Monday, May 05, 2014	Thursday, May 01, 2014	Tuesday, May 06, 2014	Wednesday, May 07, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Tuesday, May 06, 2014	Monday, May 05, 2014	Wednesday, May 07, 2014	Thursday, May 08, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 07, 2014	Friday, May 02, 2014	Thursday, May 08, 2014	Friday, May 09, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 07, 2014	Saturday, May 03, 2014	Thursday, May 08, 2014	Friday, May 09, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 07, 2014	Sunday, May 04, 2014	Thursday, May 08, 2014	Friday, May 09, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Thursday, May 08, 2014	Tuesday, May 06, 2014	Friday, May 09, 2014	Monday, May 12, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Friday, May 09, 2014	Wednesday, May 07, 2014	Monday, May 12, 2014	Tuesday, May 13, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Monday, May 12, 2014	Thursday, May 08, 2014	Tuesday, May 13, 2014	Tuesday, May 13, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Tuesday, May 13, 2014	Monday, May 12, 2014	Wednesday, May 14, 2014	Tuesday, May 13, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 14, 2014	Friday, May 09, 2014	Thursday, May 15, 2014	Tuesday, May 13, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 14, 2014	Saturday, May 10, 2014	Thursday, May 15, 2014	Tuesday, May 13, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 14, 2014	Sunday, May 11, 2014	Thursday, May 15, 2014	Tuesday, May 13, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Thursday, May 15, 2014	Tuesday, May 13, 2014	Friday, May 16, 2014	Monday, May 19, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Friday, May 16, 2014	Wednesday, May 14, 2014	Monday, May 19, 2014	Tuesday, May 20, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Monday, May 19, 2014	Thursday, May 15, 2014	Tuesday, May 20, 2014	Wednesday, May 21, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Tuesday, May 20, 2014	Monday, May 19, 2014	Wednesday, May 21, 2014	Thursday, May 22, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 21, 2014	Friday, May 16, 2014	Thursday, May 22, 2014	Friday, May 23, 2014	Friday, June 20, 2014	All	1.3333333333	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 21, 2014	Saturday, May 17, 2014	Thursday, May 22, 2014	Friday, May 23, 2014	Friday, June 20, 2014	All	1.3333333333	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 21, 2014	Sunday, May 18, 2014	Thursday, May 22, 2014	Friday, May 23, 2014	Friday, June 20, 2014	All	1.3333333333	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Thursday, May 22, 2014	Tuesday, May 20, 2014	Friday, May 23, 2014	Tuesday, May 27, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Friday, May 23, 2014	Wednesday, May 21, 2014	Tuesday, May 27, 2014	Wednesday, May 28, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Tuesday, May 27, 2014	Thursday, May 22, 2014	Wednesday, May 28, 2014	Thursday, May 29, 2014	Friday, June 20, 2014	All	1.0000000000	1.0000000000	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 28, 2014	Friday, May 23, 2014	Thursday, May 29, 2014	Friday, May 30, 2014	Friday, June 20, 2014	All	0.7500000000	0.6666666667	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 28, 2014	Saturday, May 24, 2014	Thursday, May 29, 2014	Friday, May 30, 2014	Friday, June 20, 2014	All	0.7500000000	0.6666666667	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 28, 2014	Sunday, May 25, 2014	Thursday, May 29, 2014	Friday, May 30, 2014	Friday, June 20, 2014	All	0.7500000000	0.6666666667	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 28, 2014	Monday, May 26, 2014	Thursday, May 29, 2014	Friday, May 30, 2014	Friday, June 20, 2014	All	0.7500000000	0.6666666667	No	1-Mar-14	1-May-14	31-May-14
Wednesday, May 28, 2014	Friday, May 23, 2014	Thursday, May 29, 2014	Friday, May 30, 2014	Monday, July 21, 2014	All	0.7500000000	0.3333333333	No	1-Mar-14	1-Jun-14	1-Jun-14
Wednesday, May 28, 2014	Saturday, May 24, 2014	Thursday, May 29, 2014	Friday, May 30, 2014	Monday, July 21, 2014	All	0.7500000000	0.3333333333	No	1-Mar-14	1-Jun-14	1-Jun-14

Wednesday, May 28, 2014	Sunday, May 25, 2014	Thursday, May 29, 2014	Friday, May 30, 2014	Monday, July 21, 2014	All	0.7500000000	0.3333333333	No	1-Mar-14	1-Jun-14	1-Jun-14
Wednesday, May 28, 2014	Monday, May 26, 2014	Thursday, May 29, 2014	Friday, May 30, 2014	Monday, July 21, 2014	All	0.7500000000	0.3333333333	No	1-Mar-14	1-Jun-14	1-Jun-14
Thursday, May 29, 2014	Tuesday, May 27, 2014	Friday, May 30, 2014	Monday, June 02, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	Yes	1-Apr-14	1-Jun-14	1-Jun-14
Friday, May 30, 2014	Wednesday, May 28, 2014	Monday, June 02, 2014	Tuesday, June 03, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	Yes	1-Apr-14	1-Jun-14	1-Jun-14
Monday, June 02, 2014	Thursday, May 29, 2014	Tuesday, June 03, 2014	Wednesday, June 04, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	Yes	1-Apr-14	1-Jun-14	1-Jun-14
Tuesday, June 03, 2014	Monday, June 02, 2014	Wednesday, June 04, 2014	Thursday, June 05, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Wednesday, June 04, 2014	Friday, May 30, 2014	Thursday, June 05, 2014	Friday, June 06, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	Yes	1-Apr-14	1-Jun-14	1-Jun-14
Wednesday, June 04, 2014	Saturday, May 31, 2014	Thursday, June 05, 2014	Friday, June 06, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	Yes	1-Apr-14	1-Jun-14	1-Jun-14
Wednesday, June 04, 2014	Sunday, June 01, 2014	Thursday, June 05, 2014	Friday, June 06, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Thursday, June 05, 2014	Tuesday, June 03, 2014	Friday, June 06, 2014	Monday, June 09, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Friday, June 06, 2014	Wednesday, June 04, 2014	Monday, June 09, 2014	Tuesday, June 10, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Monday, June 09, 2014	Thursday, June 05, 2014	Tuesday, June 10, 2014	Wednesday, June 11, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Tuesday, June 10, 2014	Monday, June 09, 2014	Wednesday, June 11, 2014	Thursday, June 12, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Wednesday, June 11, 2014	Friday, June 06, 2014	Thursday, June 12, 2014	Friday, June 13, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Wednesday, June 11, 2014	Saturday, June 07, 2014	Thursday, June 12, 2014	Friday, June 13, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Wednesday, June 11, 2014	Sunday, June 08, 2014	Thursday, June 12, 2014	Friday, June 13, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Thursday, June 12, 2014	Tuesday, June 10, 2014	Friday, June 13, 2014	Monday, June 16, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Friday, June 13, 2014	Wednesday, June 11, 2014	Monday, June 16, 2014	Tuesday, June 17, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Monday, June 16, 2014	Thursday, June 12, 2014	Tuesday, June 17, 2014	Wednesday, June 18, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Tuesday, June 17, 2014	Monday, June 16, 2014	Wednesday, June 18, 2014	Thursday, June 19, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Wednesday, June 18, 2014	Friday, June 13, 2014	Thursday, June 19, 2014	Friday, June 20, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Wednesday, June 18, 2014	Saturday, June 14, 2014	Thursday, June 19, 2014	Friday, June 20, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Wednesday, June 18, 2014	Sunday, June 15, 2014	Thursday, June 19, 2014	Friday, June 20, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Thursday, June 19, 2014	Tuesday, June 17, 2014	Friday, June 20, 2014	Monday, June 23, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Friday, June 20, 2014	Wednesday, June 18, 2014	Monday, June 23, 2014	Tuesday, June 24, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Monday, June 23, 2014	Thursday, June 19, 2014	Tuesday, June 24, 2014	Wednesday, June 25, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Tuesday, June 24, 2014	Monday, June 23, 2014	Wednesday, June 25, 2014	Thursday, June 26, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Wednesday, June 25, 2014	Friday, June 20, 2014	Thursday, June 26, 2014	Friday, June 27, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Wednesday, June 25, 2014	Saturday, June 21, 2014	Thursday, June 26, 2014	Friday, June 27, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Wednesday, June 25, 2014	Sunday, June 22, 2014	Thursday, June 26, 2014	Friday, June 27, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Thursday, June 26, 2014	Tuesday, June 24, 2014	Friday, June 27, 2014	Monday, June 30, 2014	Monday, July 21, 2014	All	1.0000000000	1.0000000000	No	1-Apr-14	1-Jun-14	1-Jun-14
Friday, June 27, 2014	Wednesday, June 25, 2014	Monday, June 30, 2014	Tuesday, July 01, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	Yes	1-May-14	1-Jul-14	31-Jul-14
Monday, June 30, 2014	Thursday, June 26, 2014	Tuesday, July 01, 2014	Wednesday, July 02, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	Yes	1-May-14	1-Jun-14	31-Jul-14
Tuesday, July 01, 2014	Friday, June 27, 2014	Wednesday, July 02, 2014	Thursday, July 03, 2014	Wednesday, August 20, 2014	All	1.3333333333	1.0000000000	Yes	1-May-14	1-Jul-14	31-Jul-14
Tuesday, July 01, 2014	Saturday, June 28, 2014	Wednesday, July 02, 2014	Thursday, July 03, 2014	Wednesday, August 20, 2014	All	1.3333333333	1.0000000000	Yes	1-May-14	1-Jul-14	31-Jul-14
Tuesday, July 01, 2014	Sunday, June 29, 2014	Wednesday, July 02, 2014	Thursday, July 03, 2014	Wednesday, August 20, 2014	All	1.3333333333	1.0000000000	Yes	1-May-14	1-Jul-14	31-Jul-14
Wednesday, July 02, 2014	Monday, June 30, 2014	Thursday, July 03, 2014	Monday, July 07, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	Yes	1-May-14	1-Jul-14	31-Jul-14

Thursday, July 03, 2014	Tuesday, July 01, 2014	Monday, July 07, 2014	Tuesday, July 08, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Monday, July 07, 2014	Wednesday, July 02, 2014	Tuesday, July 08, 2014	Wednesday, July 09, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Tuesday, July 08, 2014	Monday, July 07, 2014	Wednesday, July 09, 2014	Thursday, July 10, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Wednesday, July 09, 2014	Thursday, July 03, 2014	Thursday, July 10, 2014	Friday, July 11, 2014	Wednesday, August 20, 2014	All	0.7500000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Wednesday, July 09, 2014	Friday, July 04, 2014	Thursday, July 10, 2014	Friday, July 11, 2014	Wednesday, August 20, 2014	All	0.7500000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Wednesday, July 09, 2014	Saturday, July 05, 2014	Thursday, July 10, 2014	Friday, July 11, 2014	Wednesday, August 20, 2014	All	0.7500000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Wednesday, July 09, 2014	Sunday, July 06, 2014	Thursday, July 10, 2014	Friday, July 11, 2014	Wednesday, August 20, 2014	All	0.7500000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Thursday, July 10, 2014	Tuesday, July 08, 2014	Friday, July 11, 2014	Monday, July 14, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Friday, July 11, 2014	Wednesday, July 09, 2014	Monday, July 14, 2014	Tuesday, July 15, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Monday, July 14, 2014	Thursday, July 10, 2014	Tuesday, July 15, 2014	Wednesday, July 16, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Tuesday, July 15, 2014	Monday, July 14, 2014	Wednesday, July 16, 2014	Thursday, July 17, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Wednesday, July 16, 2014	Friday, July 11, 2014	Thursday, July 17, 2014	Friday, July 18, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Wednesday, July 16, 2014	Saturday, July 12, 2014	Thursday, July 17, 2014	Friday, July 18, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Wednesday, July 16, 2014	Sunday, July 13, 2014	Thursday, July 17, 2014	Friday, July 18, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Thursday, July 17, 2014	Tuesday, July 15, 2014	Friday, July 18, 2014	Monday, July 21, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Friday, July 18, 2014	Wednesday, July 16, 2014	Monday, July 21, 2014	Tuesday, July 22, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Monday, July 21, 2014	Thursday, July 17, 2014	Tuesday, July 22, 2014	Wednesday, July 23, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Tuesday, July 22, 2014	Monday, July 21, 2014	Wednesday, July 23, 2014	Thursday, July 24, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Wednesday, July 23, 2014	Friday, July 18, 2014	Thursday, July 24, 2014	Friday, July 25, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Wednesday, July 23, 2014	Saturday, July 19, 2014	Thursday, July 24, 2014	Friday, July 25, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Wednesday, July 23, 2014	Sunday, July 20, 2014	Thursday, July 24, 2014	Friday, July 25, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Thursday, July 24, 2014	Tuesday, July 22, 2014	Friday, July 25, 2014	Monday, July 28, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Friday, July 25, 2014	Wednesday, July 23, 2014	Monday, July 28, 2014	Tuesday, July 29, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Monday, July 28, 2014	Thursday, July 24, 2014	Tuesday, July 29, 2014	Wednesday, July 30, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Tuesday, July 29, 2014	Monday, July 28, 2014	Wednesday, July 30, 2014	Thursday, July 31, 2014	Wednesday, August 20, 2014	All	1.0000000000	1.0000000000	No	1-May-14	1-Jul-14	31-Jul-14
Wednesday, July 30, 2014	Friday, July 25, 2014	Thursday, July 31, 2014	Friday, August 01, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	Yes	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, July 30, 2014	Saturday, July 26, 2014	Thursday, July 31, 2014	Friday, August 01, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	Yes	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, July 30, 2014	Sunday, July 27, 2014	Thursday, July 31, 2014	Friday, August 01, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	Yes	1-Jun-14	1-Aug-14	31-Aug-14
Thursday, July 31, 2014	Tuesday, July 29, 2014	Friday, August 01, 2014	Monday, August 04, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	Yes	1-Jun-14	1-Aug-14	31-Aug-14
Friday, August 01, 2014	Wednesday, July 30, 2014	Monday, August 04, 2014	Tuesday, August 05, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	Yes	1-Jun-14	1-Aug-14	31-Aug-14
Monday, August 04, 2014	Thursday, July 31, 2014	Tuesday, August 05, 2014	Wednesday, August 06, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	Yes	1-Jun-14	1-Aug-14	31-Aug-14
Tuesday, August 05, 2014	Monday, August 04, 2014	Wednesday, August 06, 2014	Thursday, August 07, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 06, 2014	Friday, August 01, 2014	Thursday, August 07, 2014	Friday, August 08, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 06, 2014	Saturday, August 02, 2014	Thursday, August 07, 2014	Friday, August 08, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 06, 2014	Sunday, August 03, 2014	Thursday, August 07, 2014	Friday, August 08, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Thursday, August 07, 2014	Tuesday, August 05, 2014	Friday, August 08, 2014	Monday, August 11, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Friday, August 08, 2014	Wednesday, August 06, 2014	Monday, August 11, 2014	Tuesday, August 12, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14

Monday, August 11, 2014	Thursday, August 07, 2014	Tuesday, August 12, 2014	Wednesday, August 13, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Tuesday, August 12, 2014	Monday, August 11, 2014	Wednesday, August 13, 2014	Thursday, August 14, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 13, 2014	Friday, August 08, 2014	Thursday, August 14, 2014	Friday, August 15, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 13, 2014	Saturday, August 09, 2014	Thursday, August 14, 2014	Friday, August 15, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 13, 2014	Sunday, August 10, 2014	Thursday, August 14, 2014	Friday, August 15, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Thursday, August 14, 2014	Tuesday, August 12, 2014	Friday, August 15, 2014	Monday, August 18, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Friday, August 15, 2014	Wednesday, August 13, 2014	Monday, August 18, 2014	Tuesday, August 19, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Monday, August 18, 2014	Thursday, August 14, 2014	Tuesday, August 19, 2014	Wednesday, August 20, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Tuesday, August 19, 2014	Monday, August 18, 2014	Wednesday, August 20, 2014	Thursday, August 21, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 20, 2014	Friday, August 15, 2014	Thursday, August 21, 2014	Friday, August 22, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 20, 2014	Saturday, August 16, 2014	Thursday, August 21, 2014	Friday, August 22, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 20, 2014	Sunday, August 17, 2014	Thursday, August 21, 2014	Friday, August 22, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Thursday, August 21, 2014	Tuesday, August 19, 2014	Friday, August 22, 2014	Monday, August 25, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Friday, August 22, 2014	Wednesday, August 20, 2014	Monday, August 25, 2014	Tuesday, August 26, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Monday, August 25, 2014	Thursday, August 21, 2014	Tuesday, August 26, 2014	Wednesday, August 27, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Tuesday, August 26, 2014	Monday, August 25, 2014	Wednesday, August 27, 2014	Thursday, August 28, 2014	Friday, September 19, 2014	All	1.0000000000	1.0000000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 27, 2014	Friday, August 22, 2014	Thursday, August 28, 2014	Friday, August 29, 2014	Friday, September 19, 2014	All	1.3333333333	0.7500000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 27, 2014	Saturday, August 23, 2014	Thursday, August 28, 2014	Friday, August 29, 2014	Friday, September 19, 2014	All	1.3333333333	0.7500000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 27, 2014	Sunday, August 24, 2014	Thursday, August 28, 2014	Friday, August 29, 2014	Friday, September 19, 2014	All	1.3333333333	0.7500000000	No	1-Jun-14	1-Aug-14	31-Aug-14
Wednesday, August 27, 2014	Friday, August 22, 2014	Thursday, August 28, 2014	Friday, August 29, 2014	Monday, October 20, 2014	All	1.3333333333	0.2500000000	No	1-Jun-14	1-Sep-14	30-Sep-14
Wednesday, August 27, 2014	Saturday, August 23, 2014	Thursday, August 28, 2014	Friday, August 29, 2014	Monday, October 20, 2014	All	1.3333333333	0.2500000000	No	1-Jun-14	1-Sep-14	30-Sep-14
Wednesday, August 27, 2014	Sunday, August 24, 2014	Thursday, August 28, 2014	Friday, August 29, 2014	Monday, October 20, 2014	All	1.3333333333	0.2500000000	No	1-Jun-14	1-Sep-14	30-Sep-14
Thursday, August 28, 2014	Tuesday, August 26, 2014	Friday, August 29, 2014	Tuesday, September 02, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Jul-14	1-Sep-14	30-Sep-14
Friday, August 29, 2014	Wednesday, August 27, 2014	Tuesday, September 02, 2014	Wednesday, September 03, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Jul-14	1-Sep-14	30-Sep-14
Tuesday, September 02, 2014	Thursday, August 28, 2014	Wednesday, September 03, 2014	Thursday, September 04, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 03, 2014	Friday, August 29, 2014	Thursday, September 04, 2014	Friday, September 05, 2014	Monday, October 20, 2014	All	0.7500000000	1.0000000000	Yes	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 03, 2014	Saturday, August 30, 2014	Thursday, September 04, 2014	Friday, September 05, 2014	Monday, October 20, 2014	All	0.7500000000	1.0000000000	Yes	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 03, 2014	Sunday, August 31, 2014	Thursday, September 04, 2014	Friday, September 05, 2014	Monday, October 20, 2014	All	0.7500000000	1.0000000000	Yes	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 03, 2014	Monday, September 01, 2014	Thursday, September 04, 2014	Friday, September 05, 2014	Monday, October 20, 2014	All	0.7500000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Thursday, September 04, 2014	Tuesday, September 02, 2014	Friday, September 05, 2014	Monday, September 08, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Friday, September 05, 2014	Wednesday, September 03, 2014	Monday, September 08, 2014	Tuesday, September 09, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Monday, September 08, 2014	Thursday, September 04, 2014	Tuesday, September 09, 2014	Wednesday, September 10, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Tuesday, September 09, 2014	Monday, September 08, 2014	Wednesday, September 10, 2014	Thursday, September 11, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 10, 2014	Friday, September 05, 2014	Thursday, September 11, 2014	Friday, September 12, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 10, 2014	Saturday, September 06, 2014	Thursday, September 11, 2014	Friday, September 12, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 10, 2014	Sunday, September 07, 2014	Thursday, September 11, 2014	Friday, September 12, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Thursday, September 11, 2014	Tuesday, September 09, 2014	Friday, September 12, 2014	Monday, September 15, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14

Friday, September 12, 2014	Wednesday, September 10, 2014	Monday, September 15, 2014	Tuesday, September 16, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Monday, September 15, 2014	Thursday, September 11, 2014	Tuesday, September 16, 2014	Wednesday, September 17, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Tuesday, September 16, 2014	Monday, September 15, 2014	Wednesday, September 17, 2014	Thursday, September 18, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 17, 2014	Friday, September 12, 2014	Thursday, September 18, 2014	Friday, September 19, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 17, 2014	Saturday, September 13, 2014	Thursday, September 18, 2014	Friday, September 19, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 17, 2014	Sunday, September 14, 2014	Thursday, September 18, 2014	Friday, September 19, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Thursday, September 18, 2014	Tuesday, September 16, 2014	Friday, September 19, 2014	Monday, September 22, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Friday, September 19, 2014	Wednesday, September 17, 2014	Monday, September 22, 2014	Tuesday, September 23, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Monday, September 22, 2014	Thursday, September 18, 2014	Tuesday, September 23, 2014	Wednesday, September 24, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Tuesday, September 23, 2014	Monday, September 22, 2014	Wednesday, September 24, 2014	Thursday, September 25, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 24, 2014	Friday, September 19, 2014	Thursday, September 25, 2014	Friday, September 26, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 24, 2014	Saturday, September 20, 2014	Thursday, September 25, 2014	Friday, September 26, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Wednesday, September 24, 2014	Sunday, September 21, 2014	Thursday, September 25, 2014	Friday, September 26, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Thursday, September 25, 2014	Tuesday, September 23, 2014	Friday, September 26, 2014	Monday, September 29, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Friday, September 26, 2014	Wednesday, September 24, 2014	Monday, September 29, 2014	Tuesday, September 30, 2014	Monday, October 20, 2014	All	1.0000000000	1.0000000000	No	1-Jul-14	1-Sep-14	30-Sep-14
Monday, September 29, 2014	Thursday, September 25, 2014	Tuesday, September 30, 2014	Wednesday, October 01, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Aug-14	1-Oct-14	31-Oct-14
Tuesday, September 30, 2014	Monday, September 29, 2014	Wednesday, October 01, 2014	Thursday, October 02, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 01, 2014	Friday, September 26, 2014	Thursday, October 02, 2014	Friday, October 03, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 01, 2014	Saturday, September 27, 2014	Thursday, October 02, 2014	Friday, October 03, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 01, 2014	Sunday, September 28, 2014	Thursday, October 02, 2014	Friday, October 03, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Aug-14	1-Oct-14	31-Oct-14
Thursday, October 02, 2014	Tuesday, September 30, 2014	Friday, October 03, 2014	Monday, October 06, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	Yes	1-Aug-14	1-Oct-14	31-Oct-14
Friday, October 03, 2014	Wednesday, October 01, 2014	Monday, October 06, 2014	Tuesday, October 07, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Monday, October 06, 2014	Thursday, October 02, 2014	Tuesday, October 07, 2014	Wednesday, October 08, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Tuesday, October 07, 2014	Monday, October 06, 2014	Wednesday, October 08, 2014	Thursday, October 09, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 08, 2014	Friday, October 03, 2014	Thursday, October 09, 2014	Friday, October 10, 2014	Thursday, November 20, 2014	All	1.3333333333	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 08, 2014	Saturday, October 04, 2014	Thursday, October 09, 2014	Friday, October 10, 2014	Thursday, November 20, 2014	All	1.3333333333	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 08, 2014	Sunday, October 05, 2014	Thursday, October 09, 2014	Friday, October 10, 2014	Thursday, November 20, 2014	All	1.3333333333	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Thursday, October 09, 2014	Tuesday, October 07, 2014	Friday, October 10, 2014	Tuesday, October 14, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Friday, October 10, 2014	Wednesday, October 08, 2014	Tuesday, October 14, 2014	Wednesday, October 15, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Tuesday, October 14, 2014	Thursday, October 09, 2014	Wednesday, October 15, 2014	Thursday, October 16, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 15, 2014	Friday, October 10, 2014	Thursday, October 16, 2014	Friday, October 17, 2014	Thursday, November 20, 2014	All	0.7500000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 15, 2014	Saturday, October 11, 2014	Thursday, October 16, 2014	Friday, October 17, 2014	Thursday, November 20, 2014	All	0.7500000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 15, 2014	Sunday, October 12, 2014	Thursday, October 16, 2014	Friday, October 17, 2014	Thursday, November 20, 2014	All	0.7500000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 15, 2014	Monday, October 13, 2014	Thursday, October 16, 2014	Friday, October 17, 2014	Thursday, November 20, 2014	All	0.7500000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Thursday, October 16, 2014	Tuesday, October 14, 2014	Friday, October 17, 2014	Monday, October 20, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Friday, October 17, 2014	Wednesday, October 15, 2014	Monday, October 20, 2014	Tuesday, October 21, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Monday, October 20, 2014	Thursday, October 16, 2014	Tuesday, October 21, 2014	Wednesday, October 22, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14

Tuesday, October 21, 2014	Monday, October 20, 2014	Wednesday, October 22, 2014	Thursday, October 23, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 22, 2014	Friday, October 17, 2014	Thursday, October 23, 2014	Friday, October 24, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 22, 2014	Saturday, October 18, 2014	Thursday, October 23, 2014	Friday, October 24, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 22, 2014	Sunday, October 19, 2014	Thursday, October 23, 2014	Friday, October 24, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Thursday, October 23, 2014	Tuesday, October 21, 2014	Friday, October 24, 2014	Monday, October 27, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Friday, October 24, 2014	Wednesday, October 22, 2014	Monday, October 27, 2014	Tuesday, October 28, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Monday, October 27, 2014	Thursday, October 23, 2014	Tuesday, October 28, 2014	Wednesday, October 29, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Tuesday, October 28, 2014	Monday, October 27, 2014	Wednesday, October 29, 2014	Thursday, October 30, 2014	Thursday, November 20, 2014	All	1.0000000000	1.0000000000	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 29, 2014	Friday, October 24, 2014	Thursday, October 30, 2014	Friday, October 31, 2014	Thursday, November 20, 2014	All	1.0000000000	0.3333333333	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 29, 2014	Saturday, October 25, 2014	Thursday, October 30, 2014	Friday, October 31, 2014	Thursday, November 20, 2014	All	1.0000000000	0.3333333333	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 29, 2014	Sunday, October 26, 2014	Thursday, October 30, 2014	Friday, October 31, 2014	Thursday, November 20, 2014	All	1.0000000000	0.3333333333	No	1-Aug-14	1-Oct-14	31-Oct-14
Wednesday, October 29, 2014	Friday, October 24, 2014	Thursday, October 30, 2014	Friday, October 31, 2014	Friday, December 19, 2014	All	1.0000000000	0.6666666667	No	1-Aug-14	1-Nov-14	30-Nov-14
Wednesday, October 29, 2014	Saturday, October 25, 2014	Thursday, October 30, 2014	Friday, October 31, 2014	Friday, December 19, 2014	All	1.0000000000	0.6666666667	No	1-Aug-14	1-Nov-14	30-Nov-14
Wednesday, October 29, 2014	Sunday, October 26, 2014	Thursday, October 30, 2014	Friday, October 31, 2014	Friday, December 19, 2014	All	1.0000000000	0.6666666667	No	1-Aug-14	1-Nov-14	30-Nov-14
Thursday, October 30, 2014	Tuesday, October 28, 2014	Friday, October 31, 2014	Monday, November 03, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	Yes	1-Sep-14	1-Nov-14	30-Nov-14
Friday, October 31, 2014	Wednesday, October 29, 2014	Monday, November 03, 2014	Tuesday, November 04, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	Yes	1-Sep-14	1-Nov-14	30-Nov-14
Monday, November 03, 2014	Thursday, October 30, 2014	Tuesday, November 04, 2014	Wednesday, November 05, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	Yes	1-Sep-14	1-Nov-14	30-Nov-14
Tuesday, November 04, 2014	Monday, November 03, 2014	Wednesday, November 05, 2014	Thursday, November 06, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Wednesday, November 05, 2014	Friday, October 31, 2014	Thursday, November 06, 2014	Friday, November 07, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	Yes	1-Sep-14	1-Nov-14	30-Nov-14
Wednesday, November 05, 2014	Saturday, November 01, 2014	Thursday, November 06, 2014	Friday, November 07, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Wednesday, November 05, 2014	Sunday, November 02, 2014	Thursday, November 06, 2014	Friday, November 07, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Thursday, November 06, 2014	Tuesday, November 04, 2014	Friday, November 07, 2014	Monday, November 10, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Thursday, November 06, 2014	Wednesday, November 05, 2014	Friday, November 07, 2014	Monday, November 10, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Friday, November 07, 2014	Thursday, November 06, 2014	Monday, November 10, 2014	Wednesday, November 12, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Monday, November 10, 2014	Monday, November 10, 2014	Wednesday, November 12, 2014	Thursday, November 13, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Wednesday, November 12, 2014	Friday, November 07, 2014	Thursday, November 13, 2014	Friday, November 14, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Wednesday, November 12, 2014	Saturday, November 08, 2014	Thursday, November 13, 2014	Friday, November 14, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Wednesday, November 12, 2014	Sunday, November 09, 2014	Thursday, November 13, 2014	Friday, November 14, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Thursday, November 13, 2014	Tuesday, November 11, 2014	Friday, November 14, 2014	Monday, November 17, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Friday, November 14, 2014	Wednesday, November 12, 2014	Monday, November 17, 2014	Tuesday, November 18, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Monday, November 17, 2014	Thursday, November 13, 2014	Tuesday, November 18, 2014	Wednesday, November 19, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Tuesday, November 18, 2014	Monday, November 17, 2014	Wednesday, November 19, 2014	Thursday, November 20, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Wednesday, November 19, 2014	Friday, November 14, 2014	Thursday, November 20, 2014	Friday, November 21, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Wednesday, November 19, 2014	Saturday, November 15, 2014	Thursday, November 20, 2014	Friday, November 21, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Wednesday, November 19, 2014	Sunday, November 16, 2014	Thursday, November 20, 2014	Friday, November 21, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Thursday, November 20, 2014	Tuesday, November 18, 2014	Friday, November 21, 2014	Monday, November 24, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Friday, November 21, 2014	Wednesday, November 19, 2014	Monday, November 24, 2014	Tuesday, November 25, 2014	Friday, December 19, 2014	All	1.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14

Monday, November 24, 2014	Thursday, November 20, 2014	Tuesday, November 25, 2014	Wednesday, November 26, 2014	Friday, December 19, 2014	All	2.0000000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Tuesday, November 25, 2014	Friday, November 21, 2014	Wednesday, November 26, 2014	Friday, November 28, 2014	Friday, December 19, 2014	All	0.7500000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Tuesday, November 25, 2014	Saturday, November 22, 2014	Wednesday, November 26, 2014	Friday, November 28, 2014	Friday, December 19, 2014	All	0.7500000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Tuesday, November 25, 2014	Sunday, November 23, 2014	Wednesday, November 26, 2014	Friday, November 28, 2014	Friday, December 19, 2014	All	0.7500000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Tuesday, November 25, 2014	Monday, November 24, 2014	Wednesday, November 26, 2014	Friday, November 28, 2014	Friday, December 19, 2014	All	0.7500000000	1.0000000000	No	1-Sep-14	1-Nov-14	30-Nov-14
Wednesday, November 26, 2014	Tuesday, November 25, 2014	Friday, November 28, 2014	Monday, December 01, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Oct-14	1-Dec-14	31-Dec-14
Friday, November 28, 2014	Wednesday, November 26, 2014	Monday, December 01, 2014	Tuesday, December 02, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Oct-14	1-Dec-14	31-Dec-14
Monday, December 01, 2014	Thursday, November 27, 2014	Tuesday, December 02, 2014	Wednesday, December 03, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Oct-14	1-Dec-14	31-Dec-14
Tuesday, December 02, 2014	Monday, December 01, 2014	Wednesday, December 03, 2014	Thursday, December 04, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Wednesday, December 03, 2014	Friday, November 28, 2014	Thursday, December 04, 2014	Friday, December 05, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Oct-14	1-Dec-14	31-Dec-14
Wednesday, December 03, 2014	Saturday, November 29, 2014	Thursday, December 04, 2014	Friday, December 05, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Oct-14	1-Dec-14	31-Dec-14
Wednesday, December 03, 2014	Sunday, November 30, 2014	Thursday, December 04, 2014	Friday, December 05, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Oct-14	1-Dec-14	31-Dec-14
Thursday, December 04, 2014	Tuesday, December 02, 2014	Friday, December 05, 2014	Monday, December 08, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Friday, December 05, 2014	Wednesday, December 03, 2014	Monday, December 08, 2014	Tuesday, December 09, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Monday, December 08, 2014	Thursday, December 04, 2014	Tuesday, December 09, 2014	Wednesday, December 10, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Tuesday, December 09, 2014	Monday, December 08, 2014	Wednesday, December 10, 2014	Thursday, December 11, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Wednesday, December 10, 2014	Friday, December 05, 2014	Thursday, December 11, 2014	Friday, December 12, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Wednesday, December 10, 2014	Saturday, December 06, 2014	Thursday, December 11, 2014	Friday, December 12, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Wednesday, December 10, 2014	Sunday, December 07, 2014	Thursday, December 11, 2014	Friday, December 12, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Thursday, December 11, 2014	Tuesday, December 09, 2014	Friday, December 12, 2014	Monday, December 15, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Friday, December 12, 2014	Wednesday, December 10, 2014	Monday, December 15, 2014	Tuesday, December 16, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Monday, December 15, 2014	Thursday, December 11, 2014	Tuesday, December 16, 2014	Wednesday, December 17, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Tuesday, December 16, 2014	Monday, December 15, 2014	Wednesday, December 17, 2014	Thursday, December 18, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Wednesday, December 17, 2014	Friday, December 12, 2014	Thursday, December 18, 2014	Friday, December 19, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Wednesday, December 17, 2014	Saturday, December 13, 2014	Thursday, December 18, 2014	Friday, December 19, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Wednesday, December 17, 2014	Sunday, December 14, 2014	Thursday, December 18, 2014	Friday, December 19, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Thursday, December 18, 2014	Tuesday, December 16, 2014	Friday, December 19, 2014	Monday, December 22, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Friday, December 19, 2014	Wednesday, December 17, 2014	Monday, December 22, 2014	Tuesday, December 23, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Monday, December 22, 2014	Thursday, December 18, 2014	Tuesday, December 23, 2014	Wednesday, December 24, 2014	Tuesday, January 20, 2015	All	2.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Tuesday, December 23, 2014	Friday, December 19, 2014	Wednesday, December 24, 2014	Friday, December 26, 2014	Tuesday, January 20, 2015	All	0.7500000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Tuesday, December 23, 2014	Saturday, December 20, 2014	Wednesday, December 24, 2014	Friday, December 26, 2014	Tuesday, January 20, 2015	All	0.7500000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Tuesday, December 23, 2014	Sunday, December 21, 2014	Wednesday, December 24, 2014	Friday, December 26, 2014	Tuesday, January 20, 2015	All	0.7500000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Tuesday, December 23, 2014	Monday, December 22, 2014	Wednesday, December 24, 2014	Friday, December 26, 2014	Tuesday, January 20, 2015	All	0.7500000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Wednesday, December 24, 2014	Tuesday, December 23, 2014	Friday, December 26, 2014	Monday, December 29, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Friday, December 26, 2014	Wednesday, December 24, 2014	Monday, December 29, 2014	Tuesday, December 30, 2014	Tuesday, January 20, 2015	All	1.0000000000	1.0000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Monday, December 29, 2014	Thursday, December 25, 2014	Tuesday, December 30, 2014	Wednesday, December 31, 2014	Tuesday, January 20, 2015	All	2.0000000000	0.5000000000	No	1-Oct-14	1-Dec-14	31-Dec-14
Monday, December 29, 2014	Thursday, December 25, 2014	Tuesday, December 30, 2014	Wednesday, December 31, 2014	Friday, February 20, 2015	All	2.0000000000	0.5000000000	No	1-Oct-14	1-Jan-15	31-Jan-15

Tuesday, December 30, 2014	Friday, December 26, 2014	Wednesday, December 31, 2014	Friday, January 02, 2015	Friday, February 20, 2015	All	0.7500000000	1.0000000000	Yes	1-Nov-14	1-Jan-15	31-Jan-15
Tuesday, December 30, 2014	Saturday, December 27, 2014	Wednesday, December 31, 2014	Friday, January 02, 2015	Friday, February 20, 2015	All	0.7500000000	1.0000000000	Yes	1-Nov-14	1-Jan-15	31-Jan-15
Tuesday, December 30, 2014	Sunday, December 28, 2014	Wednesday, December 31, 2014	Friday, January 02, 2015	Friday, February 20, 2015	All	0.7500000000	1.0000000000	Yes	1-Nov-14	1-Jan-15	31-Jan-15
Tuesday, December 30, 2014	Monday, December 29, 2014	Wednesday, December 31, 2014	Friday, January 02, 2015	Friday, February 20, 2015	All	0.7500000000	1.0000000000	Yes	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, December 31, 2014	Tuesday, December 30, 2014	Friday, January 02, 2015	Monday, January 05, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Nov-14	1-Jan-15	31-Jan-15
Friday, January 02, 2015	Wednesday, December 31, 2014	Monday, January 05, 2015	Tuesday, January 06, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Nov-14	1-Jan-15	31-Jan-15
Monday, January 05, 2015	Thursday, January 01, 2015	Tuesday, January 06, 2015	Wednesday, January 07, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Tuesday, January 06, 2015	Monday, January 05, 2015	Wednesday, January 07, 2015	Thursday, January 08, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 07, 2015	Friday, January 02, 2015	Thursday, January 08, 2015	Friday, January 09, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 07, 2015	Saturday, January 03, 2015	Thursday, January 08, 2015	Friday, January 09, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 07, 2015	Sunday, January 04, 2015	Thursday, January 08, 2015	Friday, January 09, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Thursday, January 08, 2015	Tuesday, January 06, 2015	Friday, January 09, 2015	Monday, January 12, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Friday, January 09, 2015	Wednesday, January 07, 2015	Monday, January 12, 2015	Tuesday, January 13, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Monday, January 12, 2015	Thursday, January 08, 2015	Tuesday, January 13, 2015	Wednesday, January 14, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Tuesday, January 13, 2015	Monday, January 12, 2015	Wednesday, January 14, 2015	Thursday, January 15, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 14, 2015	Friday, January 09, 2015	Thursday, January 15, 2015	Friday, January 16, 2015	Friday, February 20, 2015	All	1.3333333333	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 14, 2015	Saturday, January 10, 2015	Thursday, January 15, 2015	Friday, January 16, 2015	Friday, February 20, 2015	All	1.3333333333	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 14, 2015	Sunday, January 11, 2015	Thursday, January 15, 2015	Friday, January 16, 2015	Friday, February 20, 2015	All	1.3333333333	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Thursday, January 15, 2015	Tuesday, January 13, 2015	Friday, January 16, 2015	Tuesday, January 20, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Friday, January 16, 2015	Wednesday, January 14, 2015	Tuesday, January 20, 2015	Wednesday, January 21, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Tuesday, January 20, 2015	Thursday, January 15, 2015	Wednesday, January 21, 2015	Thursday, January 22, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 21, 2015	Friday, January 16, 2015	Thursday, January 22, 2015	Friday, January 23, 2015	Friday, February 20, 2015	All	0.7500000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 21, 2015	Saturday, January 17, 2015	Thursday, January 22, 2015	Friday, January 23, 2015	Friday, February 20, 2015	All	0.7500000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 21, 2015	Sunday, January 18, 2015	Thursday, January 22, 2015	Friday, January 23, 2015	Friday, February 20, 2015	All	0.7500000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 21, 2015	Monday, January 19, 2015	Thursday, January 22, 2015	Friday, January 23, 2015	Friday, February 20, 2015	All	0.7500000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Thursday, January 22, 2015	Tuesday, January 20, 2015	Friday, January 23, 2015	Monday, January 26, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Friday, January 23, 2015	Wednesday, January 21, 2015	Monday, January 26, 2015	Tuesday, January 27, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Monday, January 26, 2015	Thursday, January 22, 2015	Tuesday, January 27, 2015	Wednesday, January 28, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Tuesday, January 27, 2015	Monday, January 26, 2015	Wednesday, January 28, 2015	Thursday, January 29, 2015	Friday, February 20, 2015	All	1.0000000000	1.0000000000	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 28, 2015	Friday, January 23, 2015	Thursday, January 29, 2015	Friday, January 30, 2015	Friday, February 20, 2015	All	1.0000000000	0.6666666667	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 28, 2015	Saturday, January 24, 2015	Thursday, January 29, 2015	Friday, January 30, 2015	Friday, February 20, 2015	All	1.0000000000	0.6666666667	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 28, 2015	Sunday, January 25, 2015	Thursday, January 29, 2015	Friday, January 30, 2015	Friday, February 20, 2015	All	1.0000000000	0.6666666667	No	1-Nov-14	1-Jan-15	31-Jan-15
Wednesday, January 28, 2015	Friday, January 23, 2015	Thursday, January 29, 2015	Friday, January 30, 2015	Friday, March 20, 2015	All	1.0000000000	0.3333333333	No	1-Nov-14	1-Feb-15	28-Feb-15
Wednesday, January 28, 2015	Saturday, January 24, 2015	Thursday, January 29, 2015	Friday, January 30, 2015	Friday, March 20, 2015	All	1.0000000000	0.3333333333	No	1-Nov-14	1-Feb-15	28-Feb-15
Wednesday, January 28, 2015	Sunday, January 25, 2015	Thursday, January 29, 2015	Friday, January 30, 2015	Friday, March 20, 2015	All	1.0000000000	0.3333333333	No	1-Nov-14	1-Feb-15	28-Feb-15
Thursday, January 29, 2015	Tuesday, January 27, 2015	Friday, January 30, 2015	Monday, February 02, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Dec-14	1-Feb-15	28-Feb-15
Friday, January 30, 2015	Wednesday, January 28, 2015	Monday, February 02, 2015	Tuesday, February 03, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Dec-14	1-Feb-15	28-Feb-15

Monday, February 02, 2015	Thursday, January 29, 2015	Tuesday, February 03, 2015	Wednesday, February 04, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Dec-14	1-Feb-15	28-Feb-15
Tuesday, February 03, 2015	Monday, February 02, 2015	Wednesday, February 04, 2015	Thursday, February 05, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 04, 2015	Friday, January 30, 2015	Thursday, February 05, 2015	Friday, February 06, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 04, 2015	Saturday, January 31, 2015	Thursday, February 05, 2015	Friday, February 06, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 04, 2015	Sunday, February 01, 2015	Thursday, February 05, 2015	Friday, February 06, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Thursday, February 05, 2015	Tuesday, February 03, 2015	Friday, February 06, 2015	Monday, February 09, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Friday, February 06, 2015	Wednesday, February 04, 2015	Monday, February 09, 2015	Tuesday, February 10, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Monday, February 09, 2015	Thursday, February 05, 2015	Tuesday, February 10, 2015	Wednesday, February 11, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Tuesday, February 10, 2015	Monday, February 09, 2015	Wednesday, February 11, 2015	Thursday, February 12, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 11, 2015	Friday, February 06, 2015	Thursday, February 12, 2015	Friday, February 13, 2015	Friday, March 20, 2015	All	1.3333333333	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 11, 2015	Saturday, February 07, 2015	Thursday, February 12, 2015	Friday, February 13, 2015	Friday, March 20, 2015	All	1.3333333333	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 11, 2015	Sunday, February 08, 2015	Thursday, February 12, 2015	Friday, February 13, 2015	Friday, March 20, 2015	All	1.3333333333	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Thursday, February 12, 2015	Tuesday, February 10, 2015	Friday, February 13, 2015	Tuesday, February 17, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Friday, February 13, 2015	Wednesday, February 11, 2015	Tuesday, February 17, 2015	Wednesday, February 18, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Tuesday, February 17, 2015	Thursday, February 12, 2015	Wednesday, February 18, 2015	Thursday, February 19, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 18, 2015	Friday, February 13, 2015	Thursday, February 19, 2015	Friday, February 20, 2015	Friday, March 20, 2015	All	0.7500000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 18, 2015	Saturday, February 14, 2015	Thursday, February 19, 2015	Friday, February 20, 2015	Friday, March 20, 2015	All	0.7500000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 18, 2015	Sunday, February 15, 2015	Thursday, February 19, 2015	Friday, February 20, 2015	Friday, March 20, 2015	All	0.7500000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 18, 2015	Monday, February 16, 2015	Thursday, February 19, 2015	Friday, February 20, 2015	Friday, March 20, 2015	All	0.7500000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Thursday, February 19, 2015	Tuesday, February 17, 2015	Friday, February 20, 2015	Monday, February 23, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Friday, February 20, 2015	Wednesday, February 18, 2015	Monday, February 23, 2015	Tuesday, February 24, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Monday, February 23, 2015	Thursday, February 19, 2015	Tuesday, February 24, 2015	Wednesday, February 25, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Tuesday, February 24, 2015	Monday, February 23, 2015	Wednesday, February 25, 2015	Thursday, February 26, 2015	Friday, March 20, 2015	All	1.0000000000	1.0000000000	No	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 25, 2015	Friday, February 20, 2015	Thursday, February 26, 2015	Friday, February 27, 2015	Friday, March 20, 2015	All	1.0000000000	0.6666666667	No	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 25, 2015	Saturday, February 21, 2015	Thursday, February 26, 2015	Friday, February 27, 2015	Friday, March 20, 2015	All	1.0000000000	0.6666666667	No	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 25, 2015	Sunday, February 22, 2015	Thursday, February 26, 2015	Friday, February 27, 2015	Friday, March 20, 2015	All	1.0000000000	0.6666666667	No	1-Dec-14	1-Feb-15	28-Feb-15
Wednesday, February 25, 2015	Friday, February 20, 2015	Thursday, February 26, 2015	Friday, February 27, 2015	Monday, April 20, 2015	All	1.0000000000	0.3333333333	No	1-Dec-14	1-Mar-15	31-Mar-15
Wednesday, February 25, 2015	Saturday, February 21, 2015	Thursday, February 26, 2015	Friday, February 27, 2015	Monday, April 20, 2015	All	1.0000000000	0.3333333333	No	1-Dec-14	1-Mar-15	31-Mar-15
Wednesday, February 25, 2015	Sunday, February 22, 2015	Thursday, February 26, 2015	Friday, February 27, 2015	Monday, April 20, 2015	All	1.0000000000	0.3333333333	No	1-Dec-14	1-Mar-15	31-Mar-15
Thursday, February 26, 2015	Tuesday, February 24, 2015	Friday, February 27, 2015	Monday, March 02, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Jan-15	1-Mar-15	31-Mar-15
Friday, February 27, 2015	Wednesday, February 25, 2015	Monday, March 02, 2015	Tuesday, March 03, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Jan-15	1-Mar-15	31-Mar-15
Monday, March 02, 2015	Thursday, February 26, 2015	Tuesday, March 03, 2015	Wednesday, March 04, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Jan-15	1-Mar-15	31-Mar-15
Tuesday, March 03, 2015	Monday, March 02, 2015	Wednesday, March 04, 2015	Thursday, March 05, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Wednesday, March 04, 2015	Friday, February 27, 2015	Thursday, March 05, 2015	Friday, March 06, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Jan-15	1-Mar-15	31-Mar-15
Wednesday, March 04, 2015	Saturday, February 28, 2015	Thursday, March 05, 2015	Friday, March 06, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Jan-15	1-Mar-15	31-Mar-15
Wednesday, March 04, 2015	Sunday, March 01, 2015	Thursday, March 05, 2015	Friday, March 06, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Thursday, March 05, 2015	Tuesday, March 03, 2015	Friday, March 06, 2015	Monday, March 09, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15

Friday, March 06, 2015	Wednesday, March 04, 2015	Monday, March 09, 2015	Tuesday, March 10, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Monday, March 09, 2015	Thursday, March 05, 2015	Tuesday, March 10, 2015	Wednesday, March 11, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Tuesday, March 10, 2015	Monday, March 09, 2015	Wednesday, March 11, 2015	Thursday, March 12, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Wednesday, March 11, 2015	Friday, March 06, 2015	Thursday, March 12, 2015	Friday, March 13, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Wednesday, March 11, 2015	Saturday, March 07, 2015	Thursday, March 12, 2015	Friday, March 13, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Wednesday, March 11, 2015	Sunday, March 08, 2015	Thursday, March 12, 2015	Friday, March 13, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Thursday, March 12, 2015	Tuesday, March 10, 2015	Friday, March 13, 2015	Monday, March 16, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Friday, March 13, 2015	Wednesday, March 11, 2015	Monday, March 16, 2015	Tuesday, March 17, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Monday, March 16, 2015	Thursday, March 12, 2015	Tuesday, March 17, 2015	Wednesday, March 18, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Tuesday, March 17, 2015	Monday, March 16, 2015	Wednesday, March 18, 2015	Thursday, March 19, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Wednesday, March 18, 2015	Friday, March 13, 2015	Thursday, March 19, 2015	Friday, March 20, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Wednesday, March 18, 2015	Saturday, March 14, 2015	Thursday, March 19, 2015	Friday, March 20, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Wednesday, March 18, 2015	Sunday, March 15, 2015	Thursday, March 19, 2015	Friday, March 20, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Thursday, March 19, 2015	Tuesday, March 17, 2015	Friday, March 20, 2015	Monday, March 23, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Friday, March 20, 2015	Wednesday, March 18, 2015	Monday, March 23, 2015	Tuesday, March 24, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Monday, March 23, 2015	Thursday, March 19, 2015	Tuesday, March 24, 2015	Wednesday, March 25, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Tuesday, March 24, 2015	Monday, March 23, 2015	Wednesday, March 25, 2015	Thursday, March 26, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Wednesday, March 25, 2015	Friday, March 20, 2015	Thursday, March 26, 2015	Friday, March 27, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Wednesday, March 25, 2015	Saturday, March 21, 2015	Thursday, March 26, 2015	Friday, March 27, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Wednesday, March 25, 2015	Sunday, March 22, 2015	Thursday, March 26, 2015	Friday, March 27, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Thursday, March 26, 2015	Tuesday, March 24, 2015	Friday, March 27, 2015	Monday, March 30, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Friday, March 27, 2015	Wednesday, March 25, 2015	Monday, March 30, 2015	Tuesday, March 31, 2015	Monday, April 20, 2015	All	1.0000000000	1.0000000000	No	1-Jan-15	1-Mar-15	31-Mar-15
Monday, March 30, 2015	Thursday, March 26, 2015	Tuesday, March 31, 2015	Wednesday, April 01, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Feb-15	1-Apr-15	30-Apr-15
Tuesday, March 31, 2015	Friday, March 27, 2015	Wednesday, April 01, 2015	Thursday, April 02, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Feb-15	1-Apr-15	30-Apr-15
Tuesday, March 31, 2015	Saturday, March 28, 2015	Wednesday, April 01, 2015	Thursday, April 02, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Feb-15	1-Apr-15	30-Apr-15
Tuesday, March 31, 2015	Sunday, March 29, 2015	Wednesday, April 01, 2015	Thursday, April 02, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Feb-15	1-Apr-15	30-Apr-15
Tuesday, March 31, 2015	Monday, March 30, 2015	Wednesday, April 01, 2015	Thursday, April 02, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Feb-15	1-Apr-15	30-Apr-15
Wednesday, April 01, 2015	Tuesday, March 31, 2015	Thursday, April 02, 2015	Monday, April 06, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Feb-15	1-Apr-15	30-Apr-15
Thursday, April 02, 2015	Wednesday, April 01, 2015	Monday, April 06, 2015	Tuesday, April 07, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Monday, April 06, 2015	Thursday, April 02, 2015	Tuesday, April 07, 2015	Wednesday, April 08, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Tuesday, April 07, 2015	Monday, April 06, 2015	Wednesday, April 08, 2015	Thursday, April 09, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Wednesday, April 08, 2015	Friday, April 03, 2015	Thursday, April 09, 2015	Friday, April 10, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Wednesday, April 08, 2015	Saturday, April 04, 2015	Thursday, April 09, 2015	Friday, April 10, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Wednesday, April 08, 2015	Sunday, April 05, 2015	Thursday, April 09, 2015	Friday, April 10, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Thursday, April 09, 2015	Tuesday, April 07, 2015	Friday, April 10, 2015	Monday, April 13, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Friday, April 10, 2015	Wednesday, April 08, 2015	Monday, April 13, 2015	Tuesday, April 14, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Monday, April 13, 2015	Thursday, April 09, 2015	Tuesday, April 14, 2015	Wednesday, April 15, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15

Tuesday, April 14, 2015	Monday, April 13, 2015	Wednesday, April 15, 2015	Thursday, April 16, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Wednesday, April 15, 2015	Friday, April 10, 2015	Thursday, April 16, 2015	Friday, April 17, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Wednesday, April 15, 2015	Saturday, April 11, 2015	Thursday, April 16, 2015	Friday, April 17, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Wednesday, April 15, 2015	Sunday, April 12, 2015	Thursday, April 16, 2015	Friday, April 17, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Thursday, April 16, 2015	Tuesday, April 14, 2015	Friday, April 17, 2015	Monday, April 20, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Friday, April 17, 2015	Wednesday, April 15, 2015	Monday, April 20, 2015	Tuesday, April 21, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Monday, April 20, 2015	Thursday, April 16, 2015	Tuesday, April 21, 2015	Wednesday, April 22, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Tuesday, April 21, 2015	Monday, April 20, 2015	Wednesday, April 22, 2015	Thursday, April 23, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Wednesday, April 22, 2015	Friday, April 17, 2015	Thursday, April 23, 2015	Friday, April 24, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Wednesday, April 22, 2015	Saturday, April 18, 2015	Thursday, April 23, 2015	Friday, April 24, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Wednesday, April 22, 2015	Sunday, April 19, 2015	Thursday, April 23, 2015	Friday, April 24, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Thursday, April 23, 2015	Tuesday, April 21, 2015	Friday, April 24, 2015	Monday, April 27, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Friday, April 24, 2015	Wednesday, April 22, 2015	Monday, April 27, 2015	Tuesday, April 28, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Monday, April 27, 2015	Thursday, April 23, 2015	Tuesday, April 28, 2015	Wednesday, April 29, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Tuesday, April 28, 2015	Monday, April 27, 2015	Wednesday, April 29, 2015	Thursday, April 30, 2015	Wednesday, May 20, 2015	All	1.0000000000	1.0000000000	No	1-Feb-15	1-Apr-15	30-Apr-15
Wednesday, April 29, 2015	Friday, April 24, 2015	Thursday, April 30, 2015	Friday, May 01, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	Yes	1-Mar-15	1-May-15	31-May-15
Wednesday, April 29, 2015	Saturday, April 25, 2015	Thursday, April 30, 2015	Friday, May 01, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	Yes	1-Mar-15	1-May-15	31-May-15
Wednesday, April 29, 2015	Sunday, April 26, 2015	Thursday, April 30, 2015	Friday, May 01, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	Yes	1-Mar-15	1-May-15	31-May-15
Thursday, April 30, 2015	Tuesday, April 28, 2015	Friday, May 01, 2015	Monday, May 04, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	Yes	1-Mar-15	1-May-15	31-May-15
Friday, May 01, 2015	Wednesday, April 29, 2015	Monday, May 04, 2015	Tuesday, May 05, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	Yes	1-Mar-15	1-May-15	31-May-15
Monday, May 04, 2015	Thursday, April 30, 2015	Tuesday, May 05, 2015	Wednesday, May 06, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	Yes	1-Mar-15	1-May-15	31-May-15
Tuesday, May 05, 2015	Monday, May 04, 2015	Wednesday, May 06, 2015	Thursday, May 07, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Wednesday, May 06, 2015	Friday, May 01, 2015	Thursday, May 07, 2015	Friday, May 08, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Wednesday, May 06, 2015	Saturday, May 02, 2015	Thursday, May 07, 2015	Friday, May 08, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Wednesday, May 06, 2015	Sunday, May 03, 2015	Thursday, May 07, 2015	Friday, May 08, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Thursday, May 07, 2015	Tuesday, May 05, 2015	Friday, May 08, 2015	Monday, May 11, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Friday, May 08, 2015	Wednesday, May 06, 2015	Monday, May 11, 2015	Tuesday, May 12, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Monday, May 11, 2015	Thursday, May 07, 2015	Tuesday, May 12, 2015	Wednesday, May 13, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Tuesday, May 12, 2015	Monday, May 11, 2015	Wednesday, May 13, 2015	Thursday, May 14, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Wednesday, May 13, 2015	Friday, May 08, 2015	Thursday, May 14, 2015	Friday, May 15, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Wednesday, May 13, 2015	Saturday, May 09, 2015	Thursday, May 14, 2015	Friday, May 15, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Wednesday, May 13, 2015	Sunday, May 10, 2015	Thursday, May 14, 2015	Friday, May 15, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Thursday, May 14, 2015	Tuesday, May 12, 2015	Friday, May 15, 2015	Monday, May 18, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Friday, May 15, 2015	Wednesday, May 13, 2015	Monday, May 18, 2015	Tuesday, May 19, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Monday, May 18, 2015	Thursday, May 14, 2015	Tuesday, May 19, 2015	Wednesday, May 20, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Tuesday, May 19, 2015	Monday, May 18, 2015	Wednesday, May 20, 2015	Thursday, May 21, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Wednesday, May 20, 2015	Friday, May 15, 2015	Thursday, May 21, 2015	Friday, May 22, 2015	Friday, June 19, 2015	All	1.3333333333	1.0000000000	No	1-Mar-15	1-May-15	31-May-15

Wednesday, May 20, 2015	Saturday, May 16, 2015	Thursday, May 21, 2015	Friday, May 22, 2015	Friday, June 19, 2015	All	1.3333333333	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Wednesday, May 20, 2015	Sunday, May 17, 2015	Thursday, May 21, 2015	Friday, May 22, 2015	Friday, June 19, 2015	All	1.3333333333	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Thursday, May 21, 2015	Tuesday, May 19, 2015	Friday, May 22, 2015	Tuesday, May 26, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Friday, May 22, 2015	Wednesday, May 20, 2015	Tuesday, May 26, 2015	Wednesday, May 27, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Tuesday, May 26, 2015	Monday, May 25, 2015	Wednesday, May 27, 2015	Thursday, May 28, 2015	Friday, June 19, 2015	All	1.0000000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Wednesday, May 27, 2015	Thursday, May 21, 2015	Thursday, May 28, 2015	Friday, May 29, 2015	Friday, June 19, 2015	All	0.7500000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Wednesday, May 27, 2015	Friday, May 22, 2015	Thursday, May 28, 2015	Friday, May 29, 2015	Friday, June 19, 2015	All	0.7500000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Wednesday, May 27, 2015	Saturday, May 23, 2015	Thursday, May 28, 2015	Friday, May 29, 2015	Friday, June 19, 2015	All	0.7500000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Wednesday, May 27, 2015	Sunday, May 24, 2015	Thursday, May 28, 2015	Friday, May 29, 2015	Friday, June 19, 2015	All	0.7500000000	1.0000000000	No	1-Mar-15	1-May-15	31-May-15
Thursday, May 28, 2015	Tuesday, May 26, 2015	Friday, May 29, 2015	Monday, June 01, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Apr-15	1-Jun-15	30-Jun-15
Friday, May 29, 2015	Wednesday, May 27, 2015	Monday, June 01, 2015	Tuesday, June 02, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Apr-15	1-Jun-15	30-Jun-15
Monday, June 01, 2015	Thursday, May 28, 2015	Tuesday, June 02, 2015	Wednesday, June 03, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Apr-15	1-Jun-15	30-Jun-15
Tuesday, June 02, 2015	Monday, June 01, 2015	Wednesday, June 03, 2015	Thursday, June 04, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Wednesday, June 03, 2015	Friday, May 29, 2015	Thursday, June 04, 2015	Friday, June 05, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Apr-15	1-Jun-15	30-Jun-15
Wednesday, June 03, 2015	Saturday, May 30, 2015	Thursday, June 04, 2015	Friday, June 05, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Apr-15	1-Jun-15	30-Jun-15
Wednesday, June 03, 2015	Sunday, May 31, 2015	Thursday, June 04, 2015	Friday, June 05, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Apr-15	1-Jun-15	30-Jun-15
Thursday, June 04, 2015	Tuesday, June 02, 2015	Friday, June 05, 2015	Monday, June 08, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Friday, June 05, 2015	Wednesday, June 03, 2015	Monday, June 08, 2015	Tuesday, June 09, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Monday, June 08, 2015	Thursday, June 04, 2015	Tuesday, June 09, 2015	Wednesday, June 10, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Tuesday, June 09, 2015	Monday, June 08, 2015	Wednesday, June 10, 2015	Thursday, June 11, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Wednesday, June 10, 2015	Friday, June 05, 2015	Thursday, June 11, 2015	Friday, June 12, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Wednesday, June 10, 2015	Saturday, June 06, 2015	Thursday, June 11, 2015	Friday, June 12, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Wednesday, June 10, 2015	Sunday, June 07, 2015	Thursday, June 11, 2015	Friday, June 12, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Thursday, June 11, 2015	Tuesday, June 09, 2015	Friday, June 12, 2015	Monday, June 15, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Friday, June 12, 2015	Wednesday, June 10, 2015	Monday, June 15, 2015	Tuesday, June 16, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Monday, June 15, 2015	Thursday, June 11, 2015	Tuesday, June 16, 2015	Wednesday, June 17, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Tuesday, June 16, 2015	Monday, June 15, 2015	Wednesday, June 17, 2015	Thursday, June 18, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Wednesday, June 17, 2015	Friday, June 12, 2015	Thursday, June 18, 2015	Friday, June 19, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Wednesday, June 17, 2015	Saturday, June 13, 2015	Thursday, June 18, 2015	Friday, June 19, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Wednesday, June 17, 2015	Sunday, June 14, 2015	Thursday, June 18, 2015	Friday, June 19, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Thursday, June 18, 2015	Tuesday, June 16, 2015	Friday, June 19, 2015	Monday, June 22, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Friday, June 19, 2015	Wednesday, June 17, 2015	Monday, June 22, 2015	Tuesday, June 23, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Monday, June 22, 2015	Thursday, June 18, 2015	Tuesday, June 23, 2015	Wednesday, June 24, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Tuesday, June 23, 2015	Monday, June 22, 2015	Wednesday, June 24, 2015	Thursday, June 25, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Wednesday, June 24, 2015	Friday, June 19, 2015	Thursday, June 25, 2015	Friday, June 26, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Wednesday, June 24, 2015	Saturday, June 20, 2015	Thursday, June 25, 2015	Friday, June 26, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Wednesday, June 24, 2015	Sunday, June 21, 2015	Thursday, June 25, 2015	Friday, June 26, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15

Thursday, June 25, 2015	Tuesday, June 23, 2015	Friday, June 26, 2015	Saturday, June 27, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Friday, June 26, 2015	Wednesday, June 24, 2015	Monday, June 29, 2015	Tuesday, June 30, 2015	Monday, July 20, 2015	All	1.0000000000	1.0000000000	No	1-Apr-15	1-Jun-15	30-Jun-15
Monday, June 29, 2015	Thursday, June 25, 2015	Tuesday, June 30, 2015	Wednesday, July 01, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	Yes	1-May-15	1-Jul-15	31-Jul-15
Tuesday, June 30, 2015	Friday, June 26, 2015	Wednesday, July 01, 2015	Thursday, July 02, 2015	Thursday, August 20, 2015	All	1.3333333333	1.0000000000	Yes	1-May-15	1-Jul-15	31-Jul-15
Tuesday, June 30, 2015	Saturday, June 27, 2015	Wednesday, July 01, 2015	Thursday, July 02, 2015	Thursday, August 20, 2015	All	1.3333333333	1.0000000000	Yes	1-May-15	1-Jul-15	31-Jul-15
Tuesday, June 30, 2015	Sunday, June 28, 2015	Wednesday, July 01, 2015	Thursday, July 02, 2015	Thursday, August 20, 2015	All	1.3333333333	1.0000000000	Yes	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 01, 2015	Monday, June 29, 2015	Thursday, July 02, 2015	Monday, July 06, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	Yes	1-May-15	1-Jul-15	31-Jul-15
Thursday, July 02, 2015	Tuesday, June 30, 2015	Monday, July 06, 2015	Tuesday, July 07, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	Yes	1-May-15	1-Jul-15	31-Jul-15
Monday, July 06, 2015	Wednesday, July 01, 2015	Tuesday, July 07, 2015	Wednesday, July 08, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Tuesday, July 07, 2015	Monday, July 06, 2015	Wednesday, July 08, 2015	Thursday, July 09, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 08, 2015	Thursday, July 02, 2015	Thursday, July 09, 2015	Friday, July 10, 2015	Thursday, August 20, 2015	All	0.7500000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 08, 2015	Friday, July 03, 2015	Thursday, July 09, 2015	Friday, July 10, 2015	Thursday, August 20, 2015	All	0.7500000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 08, 2015	Saturday, July 04, 2015	Thursday, July 09, 2015	Friday, July 10, 2015	Thursday, August 20, 2015	All	0.7500000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 08, 2015	Sunday, July 05, 2015	Thursday, July 09, 2015	Friday, July 10, 2015	Thursday, August 20, 2015	All	0.7500000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Thursday, July 09, 2015	Tuesday, July 07, 2015	Friday, July 10, 2015	Monday, July 13, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Friday, July 10, 2015	Wednesday, July 08, 2015	Monday, July 13, 2015	Tuesday, July 14, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Monday, July 13, 2015	Thursday, July 09, 2015	Tuesday, July 14, 2015	Wednesday, July 15, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Tuesday, July 14, 2015	Monday, July 13, 2015	Wednesday, July 15, 2015	Thursday, July 16, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 15, 2015	Friday, July 10, 2015	Thursday, July 16, 2015	Friday, July 17, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 15, 2015	Saturday, July 11, 2015	Thursday, July 16, 2015	Friday, July 17, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 15, 2015	Sunday, July 12, 2015	Thursday, July 16, 2015	Friday, July 17, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Thursday, July 16, 2015	Tuesday, July 14, 2015	Friday, July 17, 2015	Monday, July 20, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Friday, July 17, 2015	Wednesday, July 15, 2015	Monday, July 20, 2015	Tuesday, July 21, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Monday, July 20, 2015	Thursday, July 16, 2015	Tuesday, July 21, 2015	Wednesday, July 22, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Tuesday, July 21, 2015	Monday, July 20, 2015	Wednesday, July 22, 2015	Thursday, July 23, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 22, 2015	Friday, July 17, 2015	Thursday, July 23, 2015	Friday, July 24, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 22, 2015	Saturday, July 18, 2015	Thursday, July 23, 2015	Friday, July 24, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 22, 2015	Sunday, July 19, 2015	Thursday, July 23, 2015	Friday, July 24, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Thursday, July 23, 2015	Tuesday, July 21, 2015	Friday, July 24, 2015	Monday, July 27, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Friday, July 24, 2015	Wednesday, July 22, 2015	Monday, July 27, 2015	Tuesday, July 28, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Monday, July 27, 2015	Thursday, July 23, 2015	Tuesday, July 28, 2015	Wednesday, July 29, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Tuesday, July 28, 2015	Monday, July 27, 2015	Wednesday, July 29, 2015	Thursday, July 30, 2015	Thursday, August 20, 2015	All	1.0000000000	1.0000000000	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 29, 2015	Friday, July 24, 2015	Thursday, July 30, 2015	Friday, July 31, 2015	Thursday, August 20, 2015	All	1.0000000000	0.3333333333	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 29, 2015	Saturday, July 25, 2015	Thursday, July 30, 2015	Friday, July 31, 2015	Thursday, August 20, 2015	All	1.0000000000	0.3333333333	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 29, 2015	Sunday, July 26, 2015	Thursday, July 30, 2015	Friday, July 31, 2015	Thursday, August 20, 2015	All	1.0000000000	0.3333333333	No	1-May-15	1-Jul-15	31-Jul-15
Wednesday, July 29, 2015	Friday, July 24, 2015	Thursday, July 30, 2015	Friday, July 31, 2015	Monday, September 21, 2015	All	1.0000000000	0.6666666667	No	1-May-15	1-Aug-15	31-Aug-15
Wednesday, July 29, 2015	Saturday, July 25, 2015	Thursday, July 30, 2015	Friday, July 31, 2015	Monday, September 21, 2015	All	1.0000000000	0.6666666667	No	1-May-15	1-Aug-15	31-Aug-15

Wednesday, July 29, 2015	Sunday, July 26, 2015	Thursday, July 30, 2015	Friday, July 31, 2015	Monday, September 21, 2015	All	1.0000000000	0.6666666667	No	1-May-15	1-Aug-15	31-Aug-15
Thursday, July 30, 2015	Tuesday, July 28, 2015	Friday, July 31, 2015	Monday, August 03, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	Yes	1-Jun-15	1-Aug-15	31-Aug-15
Friday, July 31, 2015	Wednesday, July 29, 2015	Monday, August 03, 2015	Tuesday, August 04, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	Yes	1-Jun-15	1-Aug-15	31-Aug-15
Monday, August 03, 2015	Thursday, July 30, 2015	Tuesday, August 04, 2015	Wednesday, August 05, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	Yes	1-Jun-15	1-Aug-15	31-Aug-15
Tuesday, August 04, 2015	Monday, August 03, 2015	Wednesday, August 05, 2015	Thursday, August 06, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Wednesday, August 05, 2015	Friday, July 31, 2015	Thursday, August 06, 2015	Friday, August 07, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	Yes	1-Jun-15	1-Aug-15	31-Aug-15
Wednesday, August 05, 2015	Saturday, August 01, 2015	Thursday, August 06, 2015	Friday, August 07, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Wednesday, August 05, 2015	Sunday, August 02, 2015	Thursday, August 06, 2015	Friday, August 07, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Thursday, August 06, 2015	Tuesday, August 04, 2015	Friday, August 07, 2015	Monday, August 10, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Friday, August 07, 2015	Wednesday, August 05, 2015	Monday, August 10, 2015	Tuesday, August 11, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Monday, August 10, 2015	Thursday, August 06, 2015	Tuesday, August 11, 2015	Wednesday, August 12, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Tuesday, August 11, 2015	Monday, August 10, 2015	Wednesday, August 12, 2015	Thursday, August 13, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Wednesday, August 12, 2015	Friday, August 07, 2015	Thursday, August 13, 2015	Friday, August 14, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Wednesday, August 12, 2015	Saturday, August 08, 2015	Thursday, August 13, 2015	Friday, August 14, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Wednesday, August 12, 2015	Sunday, August 09, 2015	Thursday, August 13, 2015	Friday, August 14, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Thursday, August 13, 2015	Tuesday, August 11, 2015	Friday, August 14, 2015	Monday, August 17, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Friday, August 14, 2015	Wednesday, August 12, 2015	Monday, August 17, 2015	Tuesday, August 18, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Monday, August 17, 2015	Thursday, August 13, 2015	Tuesday, August 18, 2015	Wednesday, August 19, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Tuesday, August 18, 2015	Monday, August 17, 2015	Wednesday, August 19, 2015	Thursday, August 20, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Wednesday, August 19, 2015	Friday, August 14, 2015	Thursday, August 20, 2015	Friday, August 21, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Wednesday, August 19, 2015	Saturday, August 15, 2015	Thursday, August 20, 2015	Friday, August 21, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Wednesday, August 19, 2015	Sunday, August 16, 2015	Thursday, August 20, 2015	Friday, August 21, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Thursday, August 20, 2015	Tuesday, August 18, 2015	Friday, August 21, 2015	Monday, August 24, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Friday, August 21, 2015	Wednesday, August 19, 2015	Monday, August 24, 2015	Tuesday, August 25, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Monday, August 24, 2015	Thursday, August 20, 2015	Tuesday, August 25, 2015	Wednesday, August 26, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Tuesday, August 25, 2015	Monday, August 24, 2015	Wednesday, August 26, 2015	Thursday, August 27, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Wednesday, August 26, 2015	Friday, August 21, 2015	Thursday, August 27, 2015	Friday, August 28, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Wednesday, August 26, 2015	Saturday, August 22, 2015	Thursday, August 27, 2015	Friday, August 28, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Wednesday, August 26, 2015	Sunday, August 23, 2015	Thursday, August 27, 2015	Friday, August 28, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Thursday, August 27, 2015	Tuesday, August 25, 2015	Friday, August 28, 2015	Monday, August 31, 2015	Monday, September 21, 2015	All	1.0000000000	1.0000000000	No	1-Jun-15	1-Aug-15	31-Aug-15
Friday, August 28, 2015	Wednesday, August 26, 2015	Monday, August 31, 2015	Tuesday, September 01, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Jul-15	1-Sep-15	30-Sep-15
Monday, August 31, 2015	Thursday, August 27, 2015	Tuesday, September 01, 2015	Wednesday, September 02, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Jul-15	1-Sep-15	30-Sep-15
Tuesday, September 01, 2015	Monday, August 31, 2015	Wednesday, September 02, 2015	Thursday, September 03, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 02, 2015	Friday, August 28, 2015	Thursday, September 03, 2015	Friday, September 04, 2015	Tuesday, October 20, 2015	All	1.3333333333	1.0000000000	Yes	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 02, 2015	Saturday, August 29, 2015	Thursday, September 03, 2015	Friday, September 04, 2015	Tuesday, October 20, 2015	All	1.3333333333	1.0000000000	Yes	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 02, 2015	Sunday, August 30, 2015	Thursday, September 03, 2015	Friday, September 04, 2015	Tuesday, October 20, 2015	All	1.3333333333	1.0000000000	Yes	1-Jul-15	1-Sep-15	30-Sep-15
Thursday, September 03, 2015	Tuesday, September 01, 2015	Friday, September 04, 2015	Tuesday, September 08, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15

Friday, September 04, 2015	Wednesday, September 02, 2015	Tuesday, September 08, 2015	Wednesday, September 09, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Tuesday, September 08, 2015	Thursday, September 03, 2015	Wednesday, September 09, 2015	Thursday, September 10, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 09, 2015	Friday, September 04, 2015	Thursday, September 10, 2015	Friday, September 11, 2015	Tuesday, October 20, 2015	All	0.7500000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 09, 2015	Saturday, September 05, 2015	Thursday, September 10, 2015	Friday, September 11, 2015	Tuesday, October 20, 2015	All	0.7500000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 09, 2015	Sunday, September 06, 2015	Thursday, September 10, 2015	Friday, September 11, 2015	Tuesday, October 20, 2015	All	0.7500000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 09, 2015	Monday, September 07, 2015	Thursday, September 10, 2015	Friday, September 11, 2015	Tuesday, October 20, 2015	All	0.7500000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Thursday, September 10, 2015	Tuesday, September 08, 2015	Friday, September 11, 2015	Monday, September 14, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Friday, September 11, 2015	Wednesday, September 09, 2015	Monday, September 14, 2015	Tuesday, September 15, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Monday, September 14, 2015	Thursday, September 10, 2015	Tuesday, September 15, 2015	Wednesday, September 16, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Tuesday, September 15, 2015	Monday, September 14, 2015	Wednesday, September 16, 2015	Thursday, September 17, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 16, 2015	Friday, September 11, 2015	Thursday, September 17, 2015	Friday, September 18, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 16, 2015	Saturday, September 12, 2015	Thursday, September 17, 2015	Friday, September 18, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 16, 2015	Sunday, September 13, 2015	Thursday, September 17, 2015	Friday, September 18, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Thursday, September 17, 2015	Tuesday, September 15, 2015	Friday, September 18, 2015	Monday, September 21, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Friday, September 18, 2015	Wednesday, September 16, 2015	Monday, September 21, 2015	Tuesday, September 22, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Monday, September 21, 2015	Thursday, September 17, 2015	Tuesday, September 22, 2015	Wednesday, September 23, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Tuesday, September 22, 2015	Monday, September 21, 2015	Wednesday, September 23, 2015	Thursday, September 24, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 23, 2015	Friday, September 18, 2015	Thursday, September 24, 2015	Friday, September 25, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 23, 2015	Saturday, September 19, 2015	Thursday, September 24, 2015	Friday, September 25, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Wednesday, September 23, 2015	Sunday, September 20, 2015	Thursday, September 24, 2015	Friday, September 25, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Thursday, September 24, 2015	Tuesday, September 22, 2015	Friday, September 25, 2015	Monday, September 28, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Friday, September 25, 2015	Wednesday, September 23, 2015	Monday, September 28, 2015	Tuesday, September 29, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Monday, September 28, 2015	Thursday, September 24, 2015	Tuesday, September 29, 2015	Wednesday, September 30, 2015	Tuesday, October 20, 2015	All	1.0000000000	1.0000000000	No	1-Jul-15	1-Sep-15	30-Sep-15
Tuesday, September 29, 2015	Monday, September 28, 2015	Wednesday, September 30, 2015	Thursday, October 01, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, September 30, 2015	Friday, September 25, 2015	Thursday, October 01, 2015	Friday, October 02, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, September 30, 2015	Saturday, September 26, 2015	Thursday, October 01, 2015	Friday, October 02, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, September 30, 2015	Sunday, September 27, 2015	Thursday, October 01, 2015	Friday, October 02, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Aug-15	1-Oct-15	31-Oct-15
Thursday, October 01, 2015	Tuesday, September 29, 2015	Friday, October 02, 2015	Monday, October 05, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Aug-15	1-Oct-15	31-Oct-15
Friday, October 02, 2015	Wednesday, September 30, 2015	Monday, October 05, 2015	Tuesday, October 06, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	Yes	1-Aug-15	1-Oct-15	31-Oct-15
Monday, October 05, 2015	Thursday, October 01, 2015	Tuesday, October 06, 2015	Wednesday, October 07, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Tuesday, October 06, 2015	Monday, October 05, 2015	Wednesday, October 07, 2015	Thursday, October 08, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 07, 2015	Friday, October 02, 2015	Thursday, October 08, 2015	Friday, October 09, 2015	Friday, November 20, 2015	All	1.3333333333	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 07, 2015	Saturday, October 03, 2015	Thursday, October 08, 2015	Friday, October 09, 2015	Friday, November 20, 2015	All	1.3333333333	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 07, 2015	Sunday, October 04, 2015	Thursday, October 08, 2015	Friday, October 09, 2015	Friday, November 20, 2015	All	1.3333333333	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Thursday, October 08, 2015	Tuesday, October 06, 2015	Friday, October 09, 2015	Tuesday, October 13, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Friday, October 09, 2015	Wednesday, October 07, 2015	Tuesday, October 13, 2015	Wednesday, October 14, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Tuesday, October 13, 2015	Thursday, October 08, 2015	Wednesday, October 14, 2015	Thursday, October 15, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15

Wednesday, October 14, 2015	Friday, October 09, 2015	Thursday, October 15, 2015	Friday, October 16, 2015	Friday, November 20, 2015	All	0.7500000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 14, 2015	Saturday, October 10, 2015	Thursday, October 15, 2015	Friday, October 16, 2015	Friday, November 20, 2015	All	0.7500000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 14, 2015	Sunday, October 11, 2015	Thursday, October 15, 2015	Friday, October 16, 2015	Friday, November 20, 2015	All	0.7500000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 14, 2015	Monday, October 12, 2015	Thursday, October 15, 2015	Friday, October 16, 2015	Friday, November 20, 2015	All	0.7500000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Thursday, October 15, 2015	Tuesday, October 13, 2015	Friday, October 16, 2015	Monday, October 19, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Friday, October 16, 2015	Wednesday, October 14, 2015	Monday, October 19, 2015	Tuesday, October 20, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Monday, October 19, 2015	Thursday, October 15, 2015	Tuesday, October 20, 2015	Wednesday, October 21, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Tuesday, October 20, 2015	Monday, October 19, 2015	Wednesday, October 21, 2015	Thursday, October 22, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 21, 2015	Friday, October 16, 2015	Thursday, October 22, 2015	Friday, October 23, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 21, 2015	Saturday, October 17, 2015	Thursday, October 22, 2015	Friday, October 23, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 21, 2015	Sunday, October 18, 2015	Thursday, October 22, 2015	Friday, October 23, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Thursday, October 22, 2015	Tuesday, October 20, 2015	Friday, October 23, 2015	Monday, October 26, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Friday, October 23, 2015	Wednesday, October 21, 2015	Monday, October 26, 2015	Tuesday, October 27, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Monday, October 26, 2015	Thursday, October 22, 2015	Tuesday, October 27, 2015	Wednesday, October 28, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Tuesday, October 27, 2015	Monday, October 26, 2015	Wednesday, October 28, 2015	Thursday, October 29, 2015	Friday, November 20, 2015	All	1.0000000000	1.0000000000	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 28, 2015	Friday, October 23, 2015	Thursday, October 29, 2015	Friday, October 30, 2015	Friday, November 20, 2015	All	1.0000000000	0.6666666667	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 28, 2015	Saturday, October 24, 2015	Thursday, October 29, 2015	Friday, October 30, 2015	Friday, November 20, 2015	All	1.0000000000	0.6666666667	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 28, 2015	Sunday, October 25, 2015	Thursday, October 29, 2015	Friday, October 30, 2015	Friday, November 20, 2015	All	1.0000000000	0.6666666667	No	1-Aug-15	1-Oct-15	31-Oct-15
Wednesday, October 28, 2015	Friday, October 23, 2015	Thursday, October 29, 2015	Friday, October 30, 2015	Monday, December 21, 2015	All	1.0000000000	0.3333333333	No	1-Aug-15	1-Nov-15	30-Nov-15
Wednesday, October 28, 2015	Saturday, October 24, 2015	Thursday, October 29, 2015	Friday, October 30, 2015	Monday, December 21, 2015	All	1.0000000000	0.3333333333	No	1-Aug-15	1-Nov-15	30-Nov-15
Wednesday, October 28, 2015	Sunday, October 25, 2015	Thursday, October 29, 2015	Friday, October 30, 2015	Monday, December 21, 2015	All	1.0000000000	0.3333333333	No	1-Aug-15	1-Nov-15	30-Nov-15
Thursday, October 29, 2015	Tuesday, October 27, 2015	Friday, October 30, 2015	Monday, November 02, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	Yes	1-Sep-15	1-Nov-15	30-Nov-15
Friday, October 30, 2015	Wednesday, October 28, 2015	Monday, November 02, 2015	Tuesday, November 03, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	Yes	1-Sep-15	1-Nov-15	30-Nov-15
Monday, November 02, 2015	Thursday, October 29, 2015	Tuesday, November 03, 2015	Wednesday, November 04, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	Yes	1-Sep-15	1-Nov-15	30-Nov-15
Tuesday, November 03, 2015	Monday, November 02, 2015	Wednesday, November 04, 2015	Thursday, November 05, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Wednesday, November 04, 2015	Friday, October 30, 2015	Thursday, November 05, 2015	Friday, November 06, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	Yes	1-Sep-15	1-Nov-15	30-Nov-15
Wednesday, November 04, 2015	Saturday, October 31, 2015	Thursday, November 05, 2015	Friday, November 06, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	Yes	1-Sep-15	1-Nov-15	30-Nov-15
Wednesday, November 04, 2015	Sunday, November 01, 2015	Thursday, November 05, 2015	Friday, November 06, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Thursday, November 05, 2015	Tuesday, November 03, 2015	Friday, November 06, 2015	Monday, November 09, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Thursday, November 05, 2015	Wednesday, November 04, 2015	Monday, November 09, 2015	Tuesday, November 10, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Thursday, November 05, 2015	Thursday, November 05, 2015	Tuesday, November 10, 2015	Thursday, November 12, 2015	Monday, December 21, 2015	All	2.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Tuesday, November 10, 2015	Friday, November 06, 2015	Thursday, November 12, 2015	Friday, November 13, 2015	Monday, December 21, 2015	All	0.7500000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Tuesday, November 10, 2015	Saturday, November 07, 2015	Thursday, November 12, 2015	Friday, November 13, 2015	Monday, December 21, 2015	All	0.7500000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Tuesday, November 10, 2015	Sunday, November 08, 2015	Thursday, November 12, 2015	Friday, November 13, 2015	Monday, December 21, 2015	All	0.7500000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Tuesday, November 10, 2015	Monday, November 09, 2015	Thursday, November 12, 2015	Friday, November 13, 2015	Monday, December 21, 2015	All	0.7500000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Thursday, November 12, 2015	Tuesday, November 10, 2015	Friday, November 13, 2015	Monday, November 16, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Friday, November 13, 2015	Wednesday, November 11, 2015	Monday, November 16, 2015	Tuesday, November 17, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15

Monday, November 16, 2015	Thursday, November 12, 2015	Tuesday, November 17, 2015	Wednesday, November 18, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Tuesday, November 17, 2015	Monday, November 16, 2015	Wednesday, November 18, 2015	Thursday, November 19, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Wednesday, November 18, 2015	Friday, November 13, 2015	Thursday, November 19, 2015	Friday, November 20, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Wednesday, November 18, 2015	Saturday, November 14, 2015	Thursday, November 19, 2015	Friday, November 20, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Wednesday, November 18, 2015	Sunday, November 15, 2015	Thursday, November 19, 2015	Friday, November 20, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Thursday, November 19, 2015	Tuesday, November 17, 2015	Friday, November 20, 2015	Monday, November 23, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Friday, November 20, 2015	Wednesday, November 18, 2015	Monday, November 23, 2015	Tuesday, November 24, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Monday, November 23, 2015	Thursday, November 19, 2015	Tuesday, November 24, 2015	Wednesday, November 25, 2015	Monday, December 21, 2015	All	2.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Tuesday, November 24, 2015	Friday, November 20, 2015	Wednesday, November 25, 2015	Friday, November 27, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Tuesday, November 24, 2015	Saturday, November 21, 2015	Wednesday, November 25, 2015	Friday, November 27, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Tuesday, November 24, 2015	Sunday, November 22, 2015	Wednesday, November 25, 2015	Friday, November 27, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Wednesday, November 25, 2015	Monday, November 23, 2015	Friday, November 27, 2015	Monday, November 30, 2015	Monday, December 21, 2015	All	1.0000000000	1.0000000000	No	1-Sep-15	1-Nov-15	30-Nov-15
Friday, November 27, 2015	Tuesday, November 24, 2015	Monday, November 30, 2015	Tuesday, December 01, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Oct-15	1-Dec-15	31-Dec-15
Monday, November 30, 2015	Wednesday, November 25, 2015	Tuesday, December 01, 2015	Wednesday, December 02, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Oct-15	1-Dec-15	31-Dec-15
Tuesday, December 01, 2015	Monday, November 30, 2015	Wednesday, December 02, 2015	Thursday, December 03, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Oct-15	1-Dec-15	31-Dec-15
Wednesday, December 02, 2015	Thursday, November 26, 2015	Thursday, December 03, 2015	Friday, December 04, 2015	Wednesday, January 20, 2016	All	0.7500000000	1.0000000000	Yes	1-Oct-15	1-Dec-15	31-Dec-15
Wednesday, December 02, 2015	Friday, November 27, 2015	Thursday, December 03, 2015	Friday, December 04, 2015	Wednesday, January 20, 2016	All	0.7500000000	1.0000000000	Yes	1-Oct-15	1-Dec-15	31-Dec-15
Wednesday, December 02, 2015	Saturday, November 28, 2015	Thursday, December 03, 2015	Friday, December 04, 2015	Wednesday, January 20, 2016	All	0.7500000000	1.0000000000	Yes	1-Oct-15	1-Dec-15	31-Dec-15
Wednesday, December 02, 2015	Sunday, November 29, 2015	Thursday, December 03, 2015	Friday, December 04, 2015	Wednesday, January 20, 2016	All	0.7500000000	1.0000000000	Yes	1-Oct-15	1-Dec-15	31-Dec-15
Thursday, December 03, 2015	Tuesday, December 01, 2015	Friday, December 04, 2015	Monday, December 07, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Friday, December 04, 2015	Wednesday, December 02, 2015	Monday, December 07, 2015	Tuesday, December 08, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Monday, December 07, 2015	Thursday, December 03, 2015	Tuesday, December 08, 2015	Wednesday, December 09, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Tuesday, December 08, 2015	Monday, December 07, 2015	Wednesday, December 09, 2015	Thursday, December 10, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Wednesday, December 09, 2015	Friday, December 04, 2015	Thursday, December 10, 2015	Friday, December 11, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Wednesday, December 09, 2015	Saturday, December 05, 2015	Thursday, December 10, 2015	Friday, December 11, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Wednesday, December 09, 2015	Sunday, December 06, 2015	Thursday, December 10, 2015	Friday, December 11, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Thursday, December 10, 2015	Tuesday, December 08, 2015	Friday, December 11, 2015	Monday, December 14, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Friday, December 11, 2015	Wednesday, December 09, 2015	Monday, December 14, 2015	Tuesday, December 15, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Monday, December 14, 2015	Thursday, December 10, 2015	Tuesday, December 15, 2015	Wednesday, December 16, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Tuesday, December 15, 2015	Monday, December 14, 2015	Wednesday, December 16, 2015	Thursday, December 17, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Wednesday, December 16, 2015	Friday, December 11, 2015	Thursday, December 17, 2015	Friday, December 18, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Wednesday, December 16, 2015	Saturday, December 12, 2015	Thursday, December 17, 2015	Friday, December 18, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Wednesday, December 16, 2015	Sunday, December 13, 2015	Thursday, December 17, 2015	Friday, December 18, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Thursday, December 17, 2015	Tuesday, December 15, 2015	Friday, December 18, 2015	Monday, December 21, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Friday, December 18, 2015	Wednesday, December 16, 2015	Monday, December 21, 2015	Tuesday, December 22, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Monday, December 21, 2015	Thursday, December 17, 2015	Tuesday, December 22, 2015	Wednesday, December 23, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Tuesday, December 22, 2015	Friday, December 18, 2015	Wednesday, December 23, 2015	Thursday, December 24, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15

Tuesday, December 22, 2015	Saturday, December 19, 2015	Wednesday, December 23, 2015	Thursday, December 24, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Tuesday, December 22, 2015	Sunday, December 20, 2015	Wednesday, December 23, 2015	Thursday, December 24, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Tuesday, December 22, 2015	Monday, December 21, 2015	Wednesday, December 23, 2015	Thursday, December 24, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Wednesday, December 23, 2015	Tuesday, December 22, 2015	Thursday, December 24, 2015	Monday, December 28, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Thursday, December 24, 2015	Wednesday, December 23, 2015	Monday, December 28, 2015	Tuesday, December 29, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Monday, December 28, 2015	Thursday, December 24, 2015	Tuesday, December 29, 2015	Wednesday, December 30, 2015	Wednesday, January 20, 2016	All	1.0000000000	1.0000000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Tuesday, December 29, 2015	Friday, December 25, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Wednesday, January 20, 2016	All	1.0000000000	0.2500000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Tuesday, December 29, 2015	Saturday, December 26, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Wednesday, January 20, 2016	All	1.0000000000	0.2500000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Tuesday, December 29, 2015	Sunday, December 27, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Wednesday, January 20, 2016	All	1.0000000000	0.2500000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Tuesday, December 29, 2015	Monday, December 28, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Wednesday, January 20, 2016	All	1.0000000000	0.2500000000	No	1-Oct-15	1-Dec-15	31-Dec-15
Tuesday, December 29, 2015	Friday, December 25, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Friday, February 19, 2016	All	1.0000000000	0.7500000000	No	1-Oct-15	1-Jan-16	31-Jan-16
Tuesday, December 29, 2015	Saturday, December 26, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Friday, February 19, 2016	All	1.0000000000	0.7500000000	No	1-Oct-15	1-Jan-16	31-Jan-16
Tuesday, December 29, 2015	Sunday, December 27, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Friday, February 19, 2016	All	1.0000000000	0.7500000000	No	1-Oct-15	1-Jan-16	31-Jan-16
Tuesday, December 29, 2015	Monday, December 28, 2015	Wednesday, December 30, 2015	Thursday, December 31, 2015	Friday, February 19, 2016	All	1.0000000000	0.7500000000	No	1-Oct-15	1-Jan-16	31-Jan-16
Wednesday, December 30, 2015	Tuesday, December 29, 2015	Thursday, December 31, 2015	Monday, January 04, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	Yes	1-Nov-15	1-Jan-16	31-Jan-16
Thursday, December 31, 2015	Wednesday, December 30, 2015	Monday, January 04, 2016	Tuesday, January 05, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	Yes	1-Nov-15	1-Jan-16	31-Jan-16
Monday, January 04, 2016	Thursday, December 31, 2015	Tuesday, January 05, 2016	Wednesday, January 06, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	Yes	1-Nov-15	1-Jan-16	31-Jan-16
Tuesday, January 05, 2016	Monday, January 04, 2016	Wednesday, January 06, 2016	Thursday, January 07, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 06, 2016	Friday, January 01, 2016	Thursday, January 07, 2016	Friday, January 08, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 06, 2016	Saturday, January 02, 2016	Thursday, January 07, 2016	Friday, January 08, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 06, 2016	Sunday, January 03, 2016	Thursday, January 07, 2016	Friday, January 08, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Thursday, January 07, 2016	Tuesday, January 05, 2016	Friday, January 08, 2016	Monday, January 11, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Friday, January 08, 2016	Wednesday, January 06, 2016	Monday, January 11, 2016	Tuesday, January 12, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Monday, January 11, 2016	Thursday, January 07, 2016	Tuesday, January 12, 2016	Wednesday, January 13, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Tuesday, January 12, 2016	Monday, January 11, 2016	Wednesday, January 13, 2016	Thursday, January 14, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 13, 2016	Friday, January 08, 2016	Thursday, January 14, 2016	Friday, January 15, 2016	Friday, February 19, 2016	All	1.3333333333	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 13, 2016	Saturday, January 09, 2016	Thursday, January 14, 2016	Friday, January 15, 2016	Friday, February 19, 2016	All	1.3333333333	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 13, 2016	Sunday, January 10, 2016	Thursday, January 14, 2016	Friday, January 15, 2016	Friday, February 19, 2016	All	1.3333333333	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Thursday, January 14, 2016	Tuesday, January 12, 2016	Friday, January 15, 2016	Tuesday, January 19, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Friday, January 15, 2016	Wednesday, January 13, 2016	Tuesday, January 19, 2016	Wednesday, January 20, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Tuesday, January 19, 2016	Thursday, January 14, 2016	Wednesday, January 20, 2016	Thursday, January 21, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 20, 2016	Friday, January 15, 2016	Thursday, January 21, 2016	Friday, January 22, 2016	Friday, February 19, 2016	All	0.7500000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 20, 2016	Saturday, January 16, 2016	Thursday, January 21, 2016	Friday, January 22, 2016	Friday, February 19, 2016	All	0.7500000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 20, 2016	Sunday, January 17, 2016	Thursday, January 21, 2016	Friday, January 22, 2016	Friday, February 19, 2016	All	0.7500000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 20, 2016	Monday, January 18, 2016	Thursday, January 21, 2016	Friday, January 22, 2016	Friday, February 19, 2016	All	0.7500000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Thursday, January 21, 2016	Tuesday, January 19, 2016	Friday, January 22, 2016	Monday, January 25, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Friday, January 22, 2016	Wednesday, January 20, 2016	Monday, January 25, 2016	Tuesday, January 26, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16

Monday, January 25, 2016	Thursday, January 21, 2016	Tuesday, January 26, 2016	Wednesday, January 27, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Tuesday, January 26, 2016	Monday, January 25, 2016	Wednesday, January 27, 2016	Thursday, January 28, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 27, 2016	Friday, January 22, 2016	Thursday, January 28, 2016	Friday, January 29, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 27, 2016	Saturday, January 23, 2016	Thursday, January 28, 2016	Friday, January 29, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Wednesday, January 27, 2016	Sunday, January 24, 2016	Thursday, January 28, 2016	Friday, January 29, 2016	Friday, February 19, 2016	All	1.0000000000	1.0000000000	No	1-Nov-15	1-Jan-16	31-Jan-16
Thursday, January 28, 2016	Tuesday, January 26, 2016	Friday, January 29, 2016	Monday, February 01, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	Yes	1-Dec-15	1-Feb-16	29-Feb-16
Friday, January 29, 2016	Wednesday, January 27, 2016	Monday, February 01, 2016	Tuesday, February 02, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	Yes	1-Dec-15	1-Feb-16	29-Feb-16
Monday, February 01, 2016	Thursday, January 28, 2016	Tuesday, February 02, 2016	Wednesday, February 03, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	Yes	1-Dec-15	1-Feb-16	29-Feb-16
Tuesday, February 02, 2016	Monday, February 01, 2016	Wednesday, February 03, 2016	Thursday, February 04, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 03, 2016	Friday, January 29, 2016	Thursday, February 04, 2016	Friday, February 05, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	Yes	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 03, 2016	Saturday, January 30, 2016	Thursday, February 04, 2016	Friday, February 05, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	Yes	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 03, 2016	Sunday, January 31, 2016	Thursday, February 04, 2016	Friday, February 05, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	Yes	1-Dec-15	1-Feb-16	29-Feb-16
Thursday, February 04, 2016	Tuesday, February 02, 2016	Friday, February 05, 2016	Monday, February 08, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Friday, February 05, 2016	Wednesday, February 03, 2016	Monday, February 08, 2016	Tuesday, February 09, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Monday, February 08, 2016	Thursday, February 04, 2016	Tuesday, February 09, 2016	Wednesday, February 10, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Tuesday, February 09, 2016	Monday, February 08, 2016	Wednesday, February 10, 2016	Thursday, February 11, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 10, 2016	Friday, February 05, 2016	Thursday, February 11, 2016	Friday, February 12, 2016	Monday, March 21, 2016	All	1.3333333333	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 10, 2016	Saturday, February 06, 2016	Thursday, February 11, 2016	Friday, February 12, 2016	Monday, March 21, 2016	All	1.3333333333	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 10, 2016	Sunday, February 07, 2016	Thursday, February 11, 2016	Friday, February 12, 2016	Monday, March 21, 2016	All	1.3333333333	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Thursday, February 11, 2016	Tuesday, February 09, 2016	Friday, February 12, 2016	Tuesday, February 16, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Friday, February 12, 2016	Wednesday, February 10, 2016	Tuesday, February 16, 2016	Wednesday, February 17, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Tuesday, February 16, 2016	Thursday, February 11, 2016	Wednesday, February 17, 2016	Thursday, February 18, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 17, 2016	Friday, February 12, 2016	Thursday, February 18, 2016	Friday, February 19, 2016	Monday, March 21, 2016	All	0.7500000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 17, 2016	Saturday, February 13, 2016	Thursday, February 18, 2016	Friday, February 19, 2016	Monday, March 21, 2016	All	0.7500000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 17, 2016	Sunday, February 14, 2016	Thursday, February 18, 2016	Friday, February 19, 2016	Monday, March 21, 2016	All	0.7500000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 17, 2016	Monday, February 15, 2016	Thursday, February 18, 2016	Friday, February 19, 2016	Monday, March 21, 2016	All	0.7500000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Thursday, February 18, 2016	Tuesday, February 16, 2016	Friday, February 19, 2016	Monday, February 22, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Friday, February 19, 2016	Wednesday, February 17, 2016	Monday, February 22, 2016	Tuesday, February 23, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Monday, February 22, 2016	Thursday, February 18, 2016	Tuesday, February 23, 2016	Wednesday, February 24, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Tuesday, February 23, 2016	Monday, February 22, 2016	Wednesday, February 24, 2016	Thursday, February 25, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 24, 2016	Friday, February 19, 2016	Thursday, February 25, 2016	Friday, February 26, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 24, 2016	Saturday, February 20, 2016	Thursday, February 25, 2016	Friday, February 26, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Wednesday, February 24, 2016	Sunday, February 21, 2016	Thursday, February 25, 2016	Friday, February 26, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Thursday, February 25, 2016	Tuesday, February 23, 2016	Friday, February 26, 2016	Monday, February 29, 2016	Monday, March 21, 2016	All	1.0000000000	1.0000000000	No	1-Dec-15	1-Feb-16	29-Feb-16
Friday, February 26, 2016	Wednesday, February 24, 2016	Monday, February 29, 2016	Tuesday, March 01, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jan-16	1-Mar-16	31-Mar-16
Monday, February 29, 2016	Thursday, February 25, 2016	Tuesday, March 01, 2016	Wednesday, March 02, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jan-16	1-Mar-16	31-Mar-16
Tuesday, March 01, 2016	Monday, February 29, 2016	Wednesday, March 02, 2016	Thursday; March 03, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jan-16	1-Mar-16	31-Mar-16

Wednesday, March 02, 2016	Friday, February 26, 2016	Thursday, March 03, 2016	Friday, March 04, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jan-16	1-Mar-16	31-Mar-16
Wednesday, March 02, 2016	Saturday, February 27, 2016	Thursday, March 03, 2016	Friday, March 04, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jan-16	1-Mar-16	31-Mar-16
Wednesday, March 02, 2016	Sunday, February 28, 2016	Thursday, March 03, 2016	Friday, March 04, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jan-16	1-Mar-16	31-Mar-16
Thursday, March 03, 2016	Tuesday, March 01, 2016	Friday, March 04, 2016	Monday, March 07, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Friday, March 04, 2016	Wednesday, March 02, 2016	Monday, March 07, 2016	Tuesday, March 08, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Monday, March 07, 2016	Thursday, March 03, 2016	Tuesday, March 08, 2016	Wednesday, March 09, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Tuesday, March 08, 2016	Monday, March 07, 2016	Wednesday, March 09, 2016	Thursday, March 10, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Wednesday, March 09, 2016	Friday, March 04, 2016	Thursday, March 10, 2016	Friday, March 11, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Wednesday, March 09, 2016	Saturday, March 05, 2016	Thursday, March 10, 2016	Friday, March 11, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Wednesday, March 09, 2016	Sunday, March 06, 2016	Thursday, March 10, 2016	Friday, March 11, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Thursday, March 10, 2016	Tuesday, March 08, 2016	Friday, March 11, 2016	Monday, March 14, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Friday, March 11, 2016	Wednesday, March 09, 2016	Monday, March 14, 2016	Tuesday, March 15, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Monday, March 14, 2016	Thursday, March 10, 2016	Tuesday, March 15, 2016	Wednesday, March 16, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Tuesday, March 15, 2016	Monday, March 14, 2016	Wednesday, March 16, 2016	Thursday, March 17, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Wednesday, March 16, 2016	Friday, March 11, 2016	Thursday, March 17, 2016	Friday, March 18, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Wednesday, March 16, 2016	Saturday, March 12, 2016	Thursday, March 17, 2016	Friday, March 18, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Wednesday, March 16, 2016	Sunday, March 13, 2016	Thursday, March 17, 2016	Friday, March 18, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Thursday, March 17, 2016	Tuesday, March 15, 2016	Friday, March 18, 2016	Monday, March 21, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Friday, March 18, 2016	Wednesday, March 16, 2016	Monday, March 21, 2016	Tuesday, March 22, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Monday, March 21, 2016	Thursday, March 17, 2016	Tuesday, March 22, 2016	Wednesday, March 23, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Tuesday, March 22, 2016	Friday, March 18, 2016	Wednesday, March 23, 2016	Thursday, March 24, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Tuesday, March 22, 2016	Saturday, March 19, 2016	Wednesday, March 23, 2016	Thursday, March 24, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Tuesday, March 22, 2016	Sunday, March 20, 2016	Wednesday, March 23, 2016	Thursday, March 24, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Tuesday, March 22, 2016	Monday, March 21, 2016	Wednesday, March 23, 2016	Thursday, March 24, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Wednesday, March 23, 2016	Tuesday, March 22, 2016	Thursday, March 24, 2016	Monday, March 28, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Thursday, March 24, 2016	Wednesday, March 23, 2016	Monday, March 28, 2016	Tuesday, March 29, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Monday, March 28, 2016	Thursday, March 24, 2016	Tuesday, March 29, 2016	Wednesday, March 30, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Tuesday, March 29, 2016	Monday, March 28, 2016	Wednesday, March 30, 2016	Thursday, March 31, 2016	Wednesday, April 20, 2016	All	1.0000000000	1.0000000000	No	1-Jan-16	1-Mar-16	31-Mar-16
Wednesday, March 30, 2016	Friday, March 25, 2016	Thursday, March 31, 2016	Friday, April 01, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, March 30, 2016	Saturday, March 26, 2016	Thursday, March 31, 2016	Friday, April 01, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, March 30, 2016	Sunday, March 27, 2016	Thursday, March 31, 2016	Friday, April 01, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Feb-16	1-Apr-16	30-Apr-16
Thursday, March 31, 2016	Tuesday, March 29, 2016	Friday, April 01, 2016	Monday, April 04, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Feb-16	1-Apr-16	30-Apr-16
Friday, April 01, 2016	Wednesday, March 30, 2016	Monday, April 04, 2016	Tuesday, April 05, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Feb-16	1-Apr-16	30-Apr-16
Monday, April 04, 2016	Thursday, March 31, 2016	Tuesday, April 05, 2016	Wednesday, April 06, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Feb-16	1-Apr-16	30-Apr-16
Tuesday, April 05, 2016	Monday, April 04, 2016	Wednesday, April 06, 2016	Thursday, April 07, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, April 06, 2016	Friday, April 01, 2016	Thursday, April 07, 2016	Friday, April 08, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, April 06, 2016	Saturday, April 02, 2016	Thursday, April 07, 2016	Friday, April 08, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16

Wednesday, April 06, 2016	Sunday, April 03, 2016	Thursday, April 07, 2016	Friday, April 08, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Thursday, April 07, 2016	Tuesday, April 05, 2016	Friday, April 08, 2016	Monday, April 11, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Friday, April 08, 2016	Wednesday, April 06, 2016	Monday, April 11, 2016	Tuesday, April 12, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Monday, April 11, 2016	Thursday, April 07, 2016	Tuesday, April 12, 2016	Wednesday, April 13, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Tuesday, April 12, 2016	Monday, April 11, 2016	Wednesday, April 13, 2016	Thursday, April 14, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, April 13, 2016	Friday, April 08, 2016	Thursday, April 14, 2016	Friday, April 15, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, April 13, 2016	Saturday, April 09, 2016	Thursday, April 14, 2016	Friday, April 15, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, April 13, 2016	Sunday, April 10, 2016	Thursday, April 14, 2016	Friday, April 15, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Thursday, April 14, 2016	Tuesday, April 12, 2016	Friday, April 15, 2016	Monday, April 18, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Friday, April 15, 2016	Wednesday, April 13, 2016	Monday, April 18, 2016	Tuesday, April 19, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Monday, April 18, 2016	Thursday, April 14, 2016	Tuesday, April 19, 2016	Wednesday, April 20, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Tuesday, April 19, 2016	Monday, April 18, 2016	Wednesday, April 20, 2016	Thursday, April 21, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, April 20, 2016	Friday, April 15, 2016	Thursday, April 21, 2016	Friday, April 22, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, April 20, 2016	Saturday, April 16, 2016	Thursday, April 21, 2016	Friday, April 22, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, April 20, 2016	Sunday, April 17, 2016	Thursday, April 21, 2016	Friday, April 22, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Thursday, April 21, 2016	Tuesday, April 19, 2016	Friday, April 22, 2016	Monday, April 25, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Friday, April 22, 2016	Wednesday, April 20, 2016	Monday, April 25, 2016	Tuesday, April 26, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Monday, April 25, 2016	Thursday, April 21, 2016	Tuesday, April 26, 2016	Wednesday, April 27, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Tuesday, April 26, 2016	Monday, April 25, 2016	Wednesday, April 27, 2016	Thursday, April 28, 2016	Friday, May 20, 2016	All	1.0000000000	1.0000000000	No	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, April 27, 2016	Friday, April 22, 2016	Thursday, April 28, 2016	Friday, April 29, 2016	Friday, May 20, 2016	All	1.0000000000	0.6666666667	No	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, April 27, 2016	Saturday, April 23, 2016	Thursday, April 28, 2016	Friday, April 29, 2016	Friday, May 20, 2016	All	1.0000000000	0.6666666667	No	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, April 27, 2016	Sunday, April 24, 2016	Thursday, April 28, 2016	Friday, April 29, 2016	Friday, May 20, 2016	All	1.0000000000	0.6666666667	No	1-Feb-16	1-Apr-16	30-Apr-16
Wednesday, April 27, 2016	Friday, April 22, 2016	Thursday, April 28, 2016	Friday, April 29, 2016	Monday, June 20, 2016	All	1.0000000000	0.3333333333	No	1-Feb-16	1-May-16	31-May-16
Wednesday, April 27, 2016	Saturday, April 23, 2016	Thursday, April 28, 2016	Friday, April 29, 2016	Monday, June 20, 2016	All	1.0000000000	0.3333333333	No	1-Feb-16	1-May-16	31-May-16
Wednesday, April 27, 2016	Sunday, April 24, 2016	Thursday, April 28, 2016	Friday, April 29, 2016	Monday, June 20, 2016	All	1.0000000000	0.3333333333	No	1-Feb-16	1-May-16	31-May-16
Thursday, April 28, 2016	Tuesday, April 26, 2016	Friday, April 29, 2016	Monday, May 02, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Mar-16	1-May-16	31-May-16
Friday, April 29, 2016	Wednesday, April 27, 2016	Monday, May 02, 2016	Tuesday, May 03, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Mar-16	1-May-16	31-May-16
Monday, May 02, 2016	Thursday, April 28, 2016	Tuesday, May 03, 2016	Wednesday, May 04, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Mar-16	1-May-16	31-May-16
Tuesday, May 03, 2016	Monday, May 02, 2016	Wednesday, May 04, 2016	Thursday, May 05, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Wednesday, May 04, 2016	Friday, April 29, 2016	Thursday, May 05, 2016	Friday, May 06, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Mar-16	1-May-16	31-May-16
Wednesday, May 04, 2016	Saturday, April 30, 2016	Thursday, May 05, 2016	Friday, May 06, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Mar-16	1-May-16	31-May-16
Wednesday, May 04, 2016	Sunday, May 01, 2016	Thursday, May 05, 2016	Friday, May 06, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Thursday, May 05, 2016	Tuesday, May 03, 2016	Friday, May 06, 2016	Monday, May 09, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Friday, May 06, 2016	Wednesday, May 04, 2016	Monday, May 09, 2016	Tuesday, May 10, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Monday, May 09, 2016	Thursday, May 05, 2016	Tuesday, May 10, 2016	Wednesday, May 11, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Tuesday, May 10, 2016	Monday, May 09, 2016	Wednesday, May 11, 2016	Thursday, May 12, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Wednesday, May 11, 2016	Friday, May 06, 2016	Thursday, May 12, 2016	Friday, May 13, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16

Wednesday, May 11, 2016	Saturday, May 07, 2016	Thursday, May 12, 2016	Friday, May 13, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Wednesday, May 11, 2016	Sunday, May 08, 2016	Thursday, May 12, 2016	Friday, May 13, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Thursday, May 12, 2016	Tuesday, May 10, 2016	Friday, May 13, 2016	Monday, May 16, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Friday, May 13, 2016	Wednesday, May 11, 2016	Monday, May 16, 2016	Tuesday, May 17, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Monday, May 16, 2016	Thursday, May 12, 2016	Tuesday, May 17, 2016	Wednesday, May 18, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Tuesday, May 17, 2016	Monday, May 16, 2016	Wednesday, May 18, 2016	Thursday, May 19, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Wednesday, May 18, 2016	Friday, May 13, 2016	Thursday, May 19, 2016	Friday, May 20, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Wednesday, May 18, 2016	Saturday, May 14, 2016	Thursday, May 19, 2016	Friday, May 20, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Wednesday, May 18, 2016	Sunday, May 15, 2016	Thursday, May 19, 2016	Friday, May 20, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Thursday, May 19, 2016	Tuesday, May 17, 2016	Friday, May 20, 2016	Monday, May 23, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Friday, May 20, 2016	Wednesday, May 18, 2016	Monday, May 23, 2016	Tuesday, May 24, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Monday, May 23, 2016	Thursday, May 19, 2016	Tuesday, May 24, 2016	Wednesday, May 25, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Tuesday, May 24, 2016	Monday, May 23, 2016	Wednesday, May 25, 2016	Thursday, May 26, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Wednesday, May 25, 2016	Friday, May 20, 2016	Thursday, May 26, 2016	Friday, May 27, 2016	Monday, June 20, 2016	All	1.3333333333	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Wednesday, May 25, 2016	Saturday, May 21, 2016	Thursday, May 26, 2016	Friday, May 27, 2016	Monday, June 20, 2016	All	1.3333333333	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Wednesday, May 25, 2016	Sunday, May 22, 2016	Thursday, May 26, 2016	Friday, May 27, 2016	Monday, June 20, 2016	All	1.3333333333	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Thursday, May 26, 2016	Tuesday, May 24, 2016	Friday, May 27, 2016	Tuesday, May 31, 2016	Monday, June 20, 2016	All	1.0000000000	1.0000000000	No	1-Mar-16	1-May-16	31-May-16
Friday, May 27, 2016	Wednesday, May 25, 2016	Tuesday, May 31, 2016	Wednesday, June 01, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Apr-16	1-Jun-16	30-Jun-16
Tuesday, May 31, 2016	Thursday, May 26, 2016	Wednesday, June 01, 2016	Thursday, June 02, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 01, 2016	Friday, May 27, 2016	Thursday, June 02, 2016	Friday, June 03, 2016	Wednesday, July 20, 2016	All	0.7500000000	1.0000000000	Yes	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 01, 2016	Saturday, May 28, 2016	Thursday, June 02, 2016	Friday, June 03, 2016	Wednesday, July 20, 2016	All	0.7500000000	1.0000000000	Yes	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 01, 2016	Sunday, May 29, 2016	Thursday, June 02, 2016	Friday, June 03, 2016	Wednesday, July 20, 2016	All	0.7500000000	1.0000000000	Yes	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 01, 2016	Monday, May 30, 2016	Thursday, June 02, 2016	Friday, June 03, 2016	Wednesday, July 20, 2016	All	0.7500000000	1.0000000000	Yes	1-Apr-16	1-Jun-16	30-Jun-16
Thursday, June 02, 2016	Tuesday, May 31, 2016	Friday, June 03, 2016	Monday, June 06, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Apr-16	1-Jun-16	30-Jun-16
Friday, June 03, 2016	Wednesday, June 01, 2016	Monday, June 06, 2016	Tuesday, June 07, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Monday, June 06, 2016	Thursday, June 02, 2016	Tuesday, June 07, 2016	Wednesday, June 08, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Tuesday, June 07, 2016	Monday, June 06, 2016	Wednesday, June 08, 2016	Thursday, June 09, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 08, 2016	Friday, June 03, 2016	Thursday, June 09, 2016	Friday, June 10, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 08, 2016	Saturday, June 04, 2016	Thursday, June 09, 2016	Friday, June 10, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 08, 2016	Sunday, June 05, 2016	Thursday, June 09, 2016	Friday, June 10, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Thursday, June 09, 2016	Tuesday, June 07, 2016	Friday, June 10, 2016	Monday, June 13, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Friday, June 10, 2016	Wednesday, June 08, 2016	Monday, June 13, 2016	Tuesday, June 14, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Monday, June 13, 2016	Thursday, June 09, 2016	Tuesday, June 14, 2016	Wednesday, June 15, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Tuesday, June 14, 2016	Monday, June 13, 2016	Wednesday, June 15, 2016	Thursday, June 16, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 15, 2016	Friday, June 10, 2016	Thursday, June 16, 2016	Friday, June 17, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 15, 2016	Saturday, June 11, 2016	Thursday, June 16, 2016	Friday, June 17, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 15, 2016	Sunday, June 12, 2016	Thursday, June 16, 2016	Friday, June 17, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16

Thursday, June 16, 2016	Tuesday, June 14, 2016	Friday, June 17, 2016	Monday, June 20, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Friday, June 17, 2016	Wednesday, June 15, 2016	Monday, June 20, 2016	Tuesday, June 21, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Monday, June 20, 2016	Thursday, June 16, 2016	Tuesday, June 21, 2016	Wednesday, June 22, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Tuesday, June 21, 2016	Monday, June 20, 2016	Wednesday, June 22, 2016	Thursday, June 23, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 22, 2016	Friday, June 17, 2016	Thursday, June 23, 2016	Friday, June 24, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 22, 2016	Saturday, June 18, 2016	Thursday, June 23, 2016	Friday, June 24, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Wednesday, June 22, 2016	Sunday, June 19, 2016	Thursday, June 23, 2016	Friday, June 24, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Thursday, June 23, 2016	Tuesday, June 21, 2016	Friday, June 24, 2016	Monday, June 27, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Friday, June 24, 2016	Wednesday, June 22, 2016	Monday, June 27, 2016	Tuesday, June 28, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Monday, June 27, 2016	Thursday, June 23, 2016	Tuesday, June 28, 2016	Wednesday, June 29, 2016	Wednesday, July 20, 2016	All	1.0000000000	1.0000000000	No	1-Apr-16	1-Jun-16	30-Jun-16
Tuesday, June 28, 2016	Monday, June 27, 2016	Wednesday, June 29, 2016	Thursday, June 30, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	Yes	1-May-16	1-Jul-16	31-Jul-16
Wednesday, June 29, 2016	Friday, June 24, 2016	Thursday, June 30, 2016	Friday, July 01, 2016	Friday, August 19, 2016	All	1.3333333333	1.0000000000	Yes	1-May-16	1-Jul-16	31-Jul-16
Wednesday, June 29, 2016	Saturday, June 25, 2016	Thursday, June 30, 2016	Friday, July 01, 2016	Friday, August 19, 2016	All	1.3333333333	1.0000000000	Yes	1-May-16	1-Jul-16	31-Jul-16
Wednesday, June 29, 2016	Sunday, June 26, 2016	Thursday, June 30, 2016	Friday, July 01, 2016	Friday, August 19, 2016	All	1.3333333333	1.0000000000	Yes	1-May-16	1-Jul-16	31-Jul-16
Thursday, June 30, 2016	Tuesday, June 28, 2016	Friday, July 01, 2016	Tuesday, July 05, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	Yes	1-May-16	1-Jul-16	31-Jul-16
Friday, July 01, 2016	Wednesday, June 29, 2016	Tuesday, July 05, 2016	Wednesday, July 06, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	Yes	1-May-16	1-Jul-16	31-Jul-16
Tuesday, July 05, 2016	Thursday, June 30, 2016	Wednesday, July 06, 2016	Thursday, July 07, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	Yes	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 06, 2016	Friday, July 01, 2016	Thursday, July 07, 2016	Friday, July 08, 2016	Friday, August 19, 2016	All	0.7500000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 06, 2016	Saturday, July 02, 2016	Thursday, July 07, 2016	Friday, July 08, 2016	Friday, August 19, 2016	All	0.7500000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-l 6
Wednesday, July 06, 2016	Sunday, July 03, 2016	Thursday, July 07, 2016	Friday, July 08, 2016	Friday, August 19, 2016	All	0.7500000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 06, 2016	Monday, July 04, 2016	Thursday, July 07, 2016	Friday, July 08, 2016	Friday, August 19, 2016	All	0.7500000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Thursday, July 07, 2016	Tuesday, July 05, 2016	Friday, July 08, 2016	Monday, July 11, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Friday, July 08, 2016	Wednesday, July 06, 2016	Monday, July 11, 2016	Tuesday, July 12, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Monday, July 11, 2016	Thursday, July 07, 2016	Tuesday, July 12, 2016	Wednesday, July 13, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Tuesday, July 12, 2016	Monday, July 11, 2016	Wednesday, July 13, 2016	Thursday, July 14, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 13, 2016	Friday, July 08, 2016	Thursday, July 14, 2016	Friday, July 15, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 13, 2016	Saturday, July 09, 2016	Thursday, July 14, 2016	Friday, July 15, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 13, 2016	Sunday, July 10, 2016	Thursday, July 14, 2016	Friday, July 15, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Thursday, July 14, 2016	Tuesday, July 12, 2016	Friday, July 15, 2016	Monday, July 18, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Friday, July 15, 2016	Wednesday, July 13, 2016	Monday, July 18, 2016	Tuesday, July 19, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Monday, July 18, 2016	Thursday, July 14, 2016	Tuesday, July 19, 2016	Wednesday, July 20, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Tuesday, July 19, 2016	Monday, July 18, 2016	Wednesday, July 20, 2016	Thursday, July 21, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 20, 2016	Friday, July 15, 2016	Thursday, July 21, 2016	Friday, July 22, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 20, 2016	Saturday, July 16, 2016	Thursday, July 21, 2016	Friday, July 22, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 20, 2016	Sunday, July 17, 2016	Thursday, July 21, 2016	Friday, July 22, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Thursday, July 21, 2016	Tuesday, July 19, 2016	Friday, July 22, 2016	Monday, July 25, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Friday, July 22, 2016	Wednesday, July 20, 2016	Monday, July 25, 2016	Tuesday, July 26, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16

Monday, July 25, 2016	Thursday, July 21, 2016	Tuesday, July 26, 2016	Wednesday, July 27, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Tuesday, July 26, 2016	Monday, July 25, 2016	Wednesday, July 27, 2016	Thursday, July 28, 2016	Friday, August 19, 2016	All	1.0000000000	1.0000000000	No	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 27, 2016	Friday, July 22, 2016	Thursday, July 28, 2016	Friday, July 29, 2016	Friday, August 19, 2016	All	1.0000000000	0.6666666667	No	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 27, 2016	Saturday, July 23, 2016	Thursday, July 28, 2016	Friday, July 29, 2016	Friday, August 19, 2016	All	1.0000000000	0.6666666667	No	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 27, 2016	Sunday, July 24, 2016	Thursday, July 28, 2016	Friday, July 29, 2016	Friday, August 19, 2016	All	1.0000000000	0.6666666667	No	1-May-16	1-Jul-16	31-Jul-16
Wednesday, July 27, 2016	Friday, July 22, 2016	Thursday, July 28, 2016	Friday, July 29, 2016	Tuesday, September 20, 2016	All	1.0000000000	0.3333333333	No	1-May-16	1-Aug-16	31-Aug-16
Wednesday, July 27, 2016	Saturday, July 23, 2016	Thursday, July 28, 2016	Friday, July 29, 2016	Tuesday, September 20, 2016	All	1.0000000000	0.3333333333	No	1-May-16	1-Aug-16	31-Aug-16
Wednesday, July 27, 2016	Sunday, July 24, 2016	Thursday, July 28, 2016	Friday, July 29, 2016	Tuesday, September 20, 2016	All	1.0000000000	0.3333333333	No	1-May-16	1-Aug-16	31-Aug-16
Thursday, July 28, 2016	Tuesday, July 26, 2016	Friday, July 29, 2016	Monday, August 01, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jun-16	1-Aug-16	31-Aug-16
Friday, July 29, 2016	Wednesday, July 27, 2016	Monday, August 01, 2016	Tuesday, August 02, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jun-16	1-Aug-16	31-Aug-16
Monday, August 01, 2016	Thursday, July 28, 2016	Tuesday, August 02, 2016	Wednesday, August 03, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jun-16	1-Aug-16	31-Aug-16
Tuesday, August 02, 2016	Monday, August 01, 2016	Wednesday, August 03, 2016	Thursday, August 04, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Wednesday, August 03, 2016	Friday, July 29, 2016	Thursday, August 04, 2016	Friday, August 05, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jun-16	1-Aug-16	31-Aug-16
Wednesday, August 03, 2016	Saturday, July 30, 2016	Thursday, August 04, 2016	Friday, August 05, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jun-16	1-Aug-16	31-Aug-16
Wednesday, August 03, 2016	Sunday, July 31, 2016	Thursday, August 04, 2016	Friday, August 05, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jun-16	1-Aug-16	31-Aug-16
Thursday, August 04, 2016	Tuesday, August 02, 2016	Friday, August 05, 2016	Monday, August 08, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Friday, August 05, 2016	Wednesday, August 03, 2016	Monday, August 08, 2016	Tuesday, August 09, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Monday, August 08, 2016	Thursday, August 04, 2016	Tuesday, August 09, 2016	Wednesday, August 10, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Tuesday, August 09, 2016	Monday, August 08, 2016	Wednesday, August 10, 2016	Thursday, August 11, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Wednesday, August 10, 2016	Friday, August 05, 2016	Thursday, August 11, 2016	Friday, August 12, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Wednesday, August 10, 2016	Saturday, August 06, 2016	Thursday, August 11, 2016	Friday, August 12, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Wednesday, August 10, 2016	Sunday, August 07, 2016	Thursday, August 11, 2016	Friday, August 12, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Thursday, August 11, 2016	Tuesday, August 09, 2016	Friday, August 12, 2016	Monday, August 15, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Friday, August 12, 2016	Wednesday, August 10, 2016	Monday, August 15, 2016	Tuesday, August 16, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Monday, August 15, 2016	Thursday, August 11, 2016	Tuesday, August 16, 2016	Wednesday, August 17, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Tuesday, August 16, 2016	Monday, August 15, 2016	Wednesday, August 17, 2016	Thursday, August 18, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Wednesday, August 17, 2016	Friday, August 12, 2016	Thursday, August 18, 2016	Friday, August 19, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Wednesday, August 17, 2016	Saturday, August 13, 2016	Thursday, August 18, 2016	Friday, August 19, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Wednesday, August 17, 2016	Sunday, August 14, 2016	Thursday, August 18, 2016	Friday, August 19, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Thursday, August 18, 2016	Tuesday, August 16, 2016	Friday, August 19, 2016	Monday, August 22, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Friday, August 19, 2016	Wednesday, August 17, 2016	Monday, August 22, 2016	Tuesday, August 23, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Monday, August 22, 2016	Thursday, August 18, 2016	Tuesday, August 23, 2016	Wednesday, August 24, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Tuesday, August 23, 2016	Monday, August 22, 2016	Wednesday, August 24, 2016	Thursday, August 25, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Wednesday, August 24, 2016	Friday, August 19, 2016	Thursday, August 25, 2016	Friday, August 26, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Wednesday, August 24, 2016	Saturday, August 20, 2016	Thursday, August 25, 2016	Friday, August 26, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Wednesday, August 24, 2016	Sunday, August 21, 2016	Thursday, August 25, 2016	Friday, August 26, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Thursday, August 25, 2016	Tuesday, August 23, 2016	Friday, August 26, 2016	Monday, August 29, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16

Friday, August 26, 2016	Wednesday, August 24, 2016	Monday, August 29, 2016	Tuesday, August 30, 2016	Tuesday, September 20, 2016	All	1.0000000000	1.0000000000	No	1-Jun-16	1-Aug-16	31-Aug-16
Monday, August 29, 2016	Thursday, August 25, 2016	Tuesday, August 30, 2016	Wednesday, August 31, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jul-16	1-Sep-16	30-Sep-16
Tuesday, August 30, 2016	Monday, August 29, 2016	Wednesday, August 31, 2016	Thursday, September 01, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, August 31, 2016	Friday, August 26, 2016	Thursday, September 01, 2016	Friday, September 02, 2016	Thursday, October 20, 2016	All	1.3333333333	1.0000000000	Yes	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, August 31, 2016	Saturday, August 27, 2016	Thursday, September 01, 2016	Friday, September 02, 2016	Thursday, October 20, 2016	All	1.3333333333	1.0000000000	Yes	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, August 31, 2016	Sunday, August 28, 2016	Thursday, September 01, 2016	Friday, September 02, 2016	Thursday, October 20, 2016	All	1.3333333333	1.0000000000	Yes	1-Jul-16	1-Sep-16	30-Sep-16
Thursday, September 01, 2016	Tuesday, August 30, 2016	Friday, September 02, 2016	Tuesday, September 06, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jul-16	1-Sep-16	30-Sep-16
Friday, September 02, 2016	Wednesday, August 31, 2016	Tuesday, September 06, 2016	Wednesday, September 07, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	Yes	1-Jul-16	1-Sep-16	30-Sep-16
Tuesday, September 06, 2016	Thursday, September 01, 2016	Wednesday, September 07, 2016	Thursday, September 08, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, September 07, 2016	Friday, September 02, 2016	Thursday, September 08, 2016	Friday, September 09, 2016	Thursday, October 20, 2016	All	0.7500000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, September 07, 2016	Saturday, September 03, 2016	Thursday, September 08, 2016	Friday, September 09, 2016	Thursday, October 20, 2016	All	0.7500000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, September 07, 2016	Sunday, September 04, 2016	Thursday, September 08, 2016	Friday, September 09, 2016	Thursday, October 20, 2016	All	0.7500000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, September 07, 2016	Monday, September 05, 2016	Thursday, September 08, 2016	Friday, September 09, 2016	Thursday, October 20, 2016	All	0.7500000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Thursday, September 08, 2016	Tuesday, September 06, 2016	Friday, September 09, 2016	Monday, September 12, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Friday, September 09, 2016	Wednesday, September 07, 2016	Monday, September 12, 2016	Tuesday, September 13, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Monday, September 12, 2016	Thursday, September 08, 2016	Tuesday, September 13, 2016	Wednesday, September 14, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Tuesday, September 13, 2016	Monday, September 12, 2016	Wednesday, September 14, 2016	Thursday, September 15, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, September 14, 2016	Friday, September 09, 2016	Thursday, September 15, 2016	Friday, September 16, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, September 14, 2016	Saturday, September 10, 2016	Thursday, September 15, 2016	Friday, September 16, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, September 14, 2016	Sunday, September 11, 2016	Thursday, September 15, 2016	Friday, September 16, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Thursday, September 15, 2016	Tuesday, September 13, 2016	Friday, September 16, 2016	Monday, September 19, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Friday, September 16, 2016	Wednesday, September 14, 2016	Monday, September 19, 2016	Tuesday, September 20, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Monday, September 19, 2016	Thursday, September 15, 2016	Tuesday, September 20, 2016	Wednesday, September 21, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Tuesday, September 20, 2016	Monday, September 19, 2016	Wednesday, September 21, 2016	Thursday, September 22, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, September 21, 2016	Friday, September 16, 2016	Thursday, September 22, 2016	Friday, September 23, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, September 21, 2016	Saturday, September 17, 2016	Thursday, September 22, 2016	Friday, September 23, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, September 21, 2016	Sunday, September 18, 2016	Thursday, September 22, 2016	Friday, September 23, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Thursday, September 22, 2016	Tuesday, September 20, 2016	Friday, September 23, 2016	Monday, September 26, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Friday, September 23, 2016	Wednesday, September 21, 2016	Monday, September 26, 2016	Tuesday, September 27, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Monday, September 26, 2016	Thursday, September 22, 2016	Tuesday, September 27, 2016	Wednesday, September 28, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Tuesday, September 27, 2016	Monday, September 26, 2016	Wednesday, September 28, 2016	Thursday, September 29, 2016	Thursday, October 20, 2016	All	1.0000000000	1.0000000000	No	1-Jul-16	1-Sep-16	30-Sep-16
Wednesday, September 28, 2016	Friday, September 23, 2016	Thursday, September 29, 2016	Friday, September 30, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	Yes	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, September 28, 2016	Saturday, September 24, 2016	Thursday, September 29, 2016	Friday, September 30, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	Yes	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, September 28, 2016	Sunday, September 25, 2016	Thursday, September 29, 2016	Friday, September 30, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	Yes	1-Aug-16	1-Oct-16	31-Oct-16
Thursday, September 29, 2016	Tuesday, September 27, 2016	Friday, September 30, 2016	Monday, October 03, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	Yes	1-Aug-16	1-Oct-16	31-Oct-16
Friday, September 30, 2016	Wednesday, September 28, 2016	Monday, October 03, 2016	Tuesday, October 04, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	Yes	1-Aug-16	1-Oct-16	31-Oct-16
Monday, October 03, 2016	Thursday, September 29, 2016	Tuesday, October 04, 2016	Wednesday, October 05, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	Yes	1-Aug-16	1-Oct-16	31-Oct-16

Tuesday, October 04, 2016	Monday, October 03, 2016	Wednesday, October 05, 2016	Thursday, October 06, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 05, 2016	Friday, September 30, 2016	Thursday, October 06, 2016	Friday, October 07, 2016	Monday, November 21, 2016	All	1.3333333333	1.0000000000	Yes	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 05, 2016	Saturday, October 01, 2016	Thursday, October 06, 2016	Friday, October 07, 2016	Monday, November 21, 2016	All	1.3333333333	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 05, 2016	Sunday, October 02, 2016	Thursday, October 06, 2016	Friday, October 07, 2016	Monday, November 21, 2016	All	1.3333333333	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Thursday, October 06, 2016	Tuesday, October 04, 2016	Friday, October 07, 2016	Tuesday, October 11, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Monday, October 10, 2016	Wednesday, October 05, 2016	Tuesday, October 11, 2016	Wednesday, October 12, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Tuesday, October 11, 2016	Thursday, October 06, 2016	Wednesday, October 12, 2016	Thursday, October 13, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 12, 2016	Friday, October 07, 2016	Thursday, October 13, 2016	Friday, October 14, 2016	Monday, November 21, 2016	All	0.7500000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 12, 2016	Saturday, October 08, 2016	Thursday, October 13, 2016	Friday, October 14, 2016	Monday, November 21, 2016	All	0.7500000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 12, 2016	Sunday, October 09, 2016	Thursday, October 13, 2016	Friday, October 14, 2016	Monday, November 21, 2016	All	0.7500000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 12, 2016	Monday, October 10, 2016	Thursday, October 13, 2016	Friday, October 14, 2016	Monday, November 21, 2016	All	0.7500000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Thursday, October 13, 2016	Tuesday, October 11, 2016	Friday, October 14, 2016	Monday, October 17, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Friday, October 14, 2016	Wednesday, October 12, 2016	Monday, October 17, 2016	Tuesday, October 18, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Monday, October 17, 2016	Thursday, October 13, 2016	Tuesday, October 18, 2016	Wednesday, October 19, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Tuesday, October 18, 2016	Monday, October 17, 2016	Wednesday, October 19, 2016	Thursday, October 20, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 19, 2016	Friday, October 14, 2016	Thursday, October 20, 2016	Friday, October 21, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 19, 2016	Saturday, October 15, 2016	Thursday, October 20, 2016	Friday, October 21, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 19, 2016	Sunday, October 16, 2016	Thursday, October 20, 2016	Friday, October 21, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Thursday, October 20, 2016	Tuesday, October 18, 2016	Friday, October 21, 2016	Monday, October 24, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Friday, October 21, 2016	Wednesday, October 19, 2016	Monday, October 24, 2016	Tuesday, October 25, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Monday, October 24, 2016	Thursday, October 20, 2016	Tuesday, October 25, 2016	Wednesday, October 26, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Tuesday, October 25, 2016	Monday, October 24, 2016	Wednesday, October 26, 2016	Thursday, October 27, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 26, 2016	Friday, October 21, 2016	Thursday, October 27, 2016	Friday, October 28, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 26, 2016	Saturday, October 22, 2016	Thursday, October 27, 2016	Friday, October 28, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Wednesday, October 26, 2016	Sunday, October 23, 2016	Thursday, October 27, 2016	Friday, October 28, 2016	Monday, November 21, 2016	All	1.0000000000	1.0000000000	No	1-Aug-16	1-Oct-16	31-Oct-16
Thursday, October 27, 2016	Tuesday, October 25, 2016	Friday, October 28, 2016	Monday, October 31, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Friday, October 28, 2016	Wednesday, October 26, 2016	Monday, October 31, 2016	Tuesday, November 01, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Monday, October 31, 2016	Thursday, October 27, 2016	Tuesday, November 01, 2016	Wednesday, November 02, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Tuesday, November 01, 2016	Monday, October 31, 2016	Wednesday, November 02, 2016	Thursday, November 03, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Wednesday, November 02, 2016	Friday, October 28, 2016	Thursday, November 03, 2016	Friday, November 04, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Wednesday, November 02, 2016	Saturday, October 29, 2016	Thursday, November 03, 2016	Friday, November 04, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Wednesday, November 02, 2016	Sunday, October 30, 2016	Thursday, November 03, 2016	Friday, November 04, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Thursday, November 03, 2016	Tuesday, November 01, 2016	Friday, November 04, 2016	Monday, November 07, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Friday, November 04, 2016	Wednesday, November 02, 2016	Monday, November 07, 2016	Tuesday, November 08, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Monday, November 07, 2016	Thursday, November 03, 2016	Tuesday, November 08, 2016	Wednesday, November 09, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Tuesday, November 08, 2016	Friday, November 04, 2016	Wednesday, November 09, 2016	Thursday, November 10, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Tuesday, November 08, 2016	Saturday, November 05, 2016	Wednesday, November 09, 2016	Thursday, November 10, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16

Tuesday, November 08, 2016	Sunday, November 06, 2016	Wednesday, November 09, 2016	Thursday, November 10, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Wednesday, November 09, 2016	Monday, November 07, 2016	Thursday, November 10, 2016	Monday, November 14, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Friday, November 11, 2016	Tuesday, November 08, 2016	Monday, November 14, 2016	Tuesday, November 15, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Monday, November 14, 2016	Wednesday, November 09, 2016	Tuesday, November 15, 2016	Wednesday, November 16, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Tuesday, November 15, 2016	Thursday, November 10, 2016	Wednesday, November 16, 2016	Thursday, November 17, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Wednesday, November 16, 2016	Friday, November 11, 2016	Thursday, November 17, 2016	Friday, November 18, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Wednesday, November 16, 2016	Saturday, November 12, 2016	Thursday, November 17, 2016	Friday, November 18, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Wednesday, November 16, 2016	Sunday, November 13, 2016	Thursday, November 17, 2016	Friday, November 18, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Thursday, November 17, 2016	Monday, November 14, 2016	Friday, November 18, 2016	Monday, November 21, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Friday, November 18, 2016	Tuesday, November 15, 2016	Monday, November 21, 2016	Tuesday, November 22, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Monday, November 21, 2016	Wednesday, November 16, 2016	Tuesday, November 22, 2016	Wednesday, November 23, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Tuesday, November 22, 2016	Thursday, November 17, 2016	Wednesday, November 23, 2016	Friday, November 25, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Tuesday, November 22, 2016	Friday, November 18, 2016	Wednesday, November 23, 2016	Friday, November 25, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Tuesday, November 22, 2016	Saturday, November 19, 2016	Wednesday, November 23, 2016	Friday, November 25, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Tuesday, November 22, 2016	Sunday, November 20, 2016	Wednesday, November 23, 2016	Friday, November 25, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Wednesday, November 23, 2016	Monday, November 21, 2016	Friday, November 25, 2016	Monday, November 28, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Friday, November 25, 2016	Tuesday, November 22, 2016	Monday, November 28, 2016	Tuesday, November 29, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Monday, November 28, 2016	Wednesday, November 23, 2016	Tuesday, November 29, 2016	Wednesday, November 30, 2016	Tuesday, December 20, 2016	All	1.0000000000	1.0000000000	No	1-Sep-16	1-Nov-16	30-Nov-16
Tuesday, November 29, 2016	Thursday, November 24, 2016	Wednesday, November 30, 2016	Thursday, December 01, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, November 30, 2016	Friday, November 25, 2016	Thursday, December 01, 2016	Friday, December 02, 2016	Friday, January 20, 2017	All	0.7500000000	1.0000000000	Yes	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, November 30, 2016	Saturday, November 26, 2016	Thursday, December 01, 2016	Friday, December 02, 2016	Friday, January 20, 2017	All	0.7500000000	1.0000000000	Yes	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, November 30, 2016	Sunday, November 27, 2016	Thursday, December 01, 2016	Friday, December 02, 2016	Friday, January 20, 2017	All	0.7500000000	1.0000000000	Yes	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, November 30, 2016	Monday, November 28, 2016	Thursday, December 01, 2016	Friday, December 02, 2016	Friday, January 20, 2017	All	0.7500000000	1.0000000000	Yes	1-Oct-16	1-Dec-16	1-Dec-16
Thursday, December 01, 2016	Tuesday, November 29, 2016	Friday, December 02, 2016	Monday, December 05, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Oct-16	1-Dec-16	1-Dec-16
Friday, December 02, 2016	Wednesday, November 30, 2016	Monday, December 05, 2016	Tuesday, December 06, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Oct-16	1-Dec-16	1-Dec-16
Monday, December 05, 2016	Thursday, December 01, 2016	Tuesday, December 06, 2016	Wednesday, December 07, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Tuesday, December 06, 2016	Monday, December 05, 2016	Wednesday, December 07, 2016	Thursday, December 08, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 07, 2016	Friday, December 02, 2016	Thursday, December 08, 2016	Friday, December 09, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 07, 2016	Saturday, December 03, 2016	Thursday, December 08, 2016	Friday, December 09, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 07, 2016	Sunday, December 04, 2016	Thursday, December 08, 2016	Friday, December 09, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Thursday, December 08, 2016	Tuesday, December 06, 2016	Friday, December 09, 2016	Monday, December 12, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Friday, December 09, 2016	Wednesday, December 07, 2016	Monday, December 12, 2016	Tuesday, December 13, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Monday, December 12, 2016	Thursday, December 08, 2016	Tuesday, December 13, 2016	Wednesday, December 14, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Tuesday, December 13, 2016	Monday, December 12, 2016	Wednesday, December 14, 2016	Thursday, December 15, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 14, 2016	Friday, December 09, 2016	Thursday, December 15, 2016	Friday, December 16, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 14, 2016	Saturday, December 10, 2016	Thursday, December 15, 2016	Friday, December 16, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 14, 2016	Sunday, December 11, 2016	Thursday, December 15, 2016	Friday, December 16, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16

Thursday, December 15, 2016	Tuesday, December 13, 2016	Friday, December 16, 2016	Monday, December 19, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Friday, December 16, 2016	Wednesday, December 14, 2016	Monday, December 19, 2016	Tuesday, December 20, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Monday, December 19, 2016	Thursday, December 15, 2016	Tuesday, December 20, 2016	Wednesday, December 21, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Tuesday, December 20, 2016	Monday, December 19, 2016	Wednesday, December 21, 2016	Thursday, December 22, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 21, 2016	Friday, December 16, 2016	Thursday, December 22, 2016	Friday, December 23, 2016	Friday, January 20, 2017	All	1.3333333333	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 21, 2016	Saturday, December 17, 2016	Thursday, December 22, 2016	Friday, December 23, 2016	Friday, January 20, 2017	All	1.3333333333	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 21, 2016	Sunday, December 18, 2016	Thursday, December 22, 2016	Friday, December 23, 2016	Friday, January 20, 2017	All	1.3333333333	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Thursday, December 22, 2016	Tuesday, December 20, 2016	Friday, December 23, 2016	Tuesday, December 27, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Monday, December 26, 2016	Wednesday, December 21, 2016	Tuesday, December 27, 2016	Wednesday, December 28, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Tuesday, December 27, 2016	Thursday, December 22, 2016	Wednesday, December 28, 2016	Thursday, December 29, 2016	Friday, January 20, 2017	All	1.0000000000	1.0000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 28, 2016	Friday, December 23, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Friday, January 20, 2017	All	1.0000000000	0.5000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 28, 2016	Saturday, December 24, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Friday, January 20, 2017	All	1.0000000000	0.5000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 28, 2016	Sunday, December 25, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Friday, January 20, 2017	All	1.0000000000	0.5000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 28, 2016	Monday, December 26, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Friday, January 20, 2017	All	1.0000000000	0.5000000000	No	1-Oct-16	1-Dec-16	1-Dec-16
Wednesday, December 28, 2016	Friday, December 23, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Tuesday, February 21, 2017	All	1.0000000000	0 5000000000	No	1-Oct-16	1-Jan-17	31-Jan-17
Wednesday, December 28, 2016	Saturday, December 24, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Tuesday, February 21, 2017	All	1.0000000000	0.5000000000	No	1-Oct-16	1-Jan-17	31-Jan-17
Wednesday, December 28, 2016	Sunday, December 25, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Tuesday, February 21, 2017	All	1.0000000000	0.5000000000	No	1-Oct-16	1-Jan-17	31-Jan-17
Wednesday, December 28, 2016	Monday, December 26, 2016	Thursday, December 29, 2016	Friday, December 30, 2016	Tuesday, February 21, 2017	All	1.0000000000	0.5000000000	No	1-Oct-16	1-Jan-17	31-Jan-17
Thursday, December 29, 2016	Tuesday, December 27, 2016	Friday, December 30, 2016	Tuesday, January 03, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	Yes	1-Nov-16	1-Jan-17	31-Jan-17
Friday, December 30, 2016	Wednesday, December 28, 2016	Tuesday, January 03, 2017	Wednesday, January 04, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	Yes	1-Nov-16	1-Jan-17	31-Jan-17
Tuesday, January 03, 2017	Thursday, December 29, 2016	Wednesday, January 04, 2017	Thursday, January 05, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	Yes	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 04, 2017	Friday, December 30, 2016	Thursday, January 05, 2017	Friday, January 06, 2017	Tuesday, February 21, 2017	All	0.7500000000	1.0000000000	Yes	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 04, 2017	Saturday, December 31, 2016	Thursday, January 05, 2017	Friday, January 06, 2017	Tuesday, February 21, 2017	All	0.7500000000	1.0000000000	Yes	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 04, 2017	Sunday, January 01, 2017	Thursday, January 05, 2017	Friday, January 06, 2017	Tuesday, February 21, 2017	All	0.7500000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 04, 2017	Monday, January 02, 2017	Thursday, January 05, 2017	Friday, January 06, 2017	Tuesday, February 21, 2017	All	0.7500000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Thursday, January 05, 2017	Tuesday, January 03, 2017	Friday, January 06, 2017	Monday, January 09, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Friday, January 06, 2017	Wednesday, January 04, 2017	Monday, January 09, 2017	Tuesday, January 10, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Monday, January 09, 2017	Thursday, January 05, 2017	Tuesday, January 10, 2017	Wednesday, January 11, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Tuesday, January 10, 2017	Monday, January 09, 2017	Wednesday, January 11, 2017	Thursday, January 12, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 11, 2017	Friday, January 06, 2017	Thursday, January 12, 2017	Friday, January 13, 2017	Tuesday, February 21, 2017	All	1.3333333333	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 11, 2017	Saturday, January 07, 2017	Thursday, January 12, 2017	Friday, January 13, 2017	Tuesday, February 21, 2017	All	1.3333333333	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 11, 2017	Sunday, January 08, 2017	Thursday, January 12, 2017	Friday, January 13, 2017	Tuesday, February 21, 2017	All	1.3333333333	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Thursday, January 12, 2017	Tuesday, January 10, 2017	Friday, January 13, 2017	Tuesday, January 17, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Friday, January 13, 2017	Wednesday, January 11, 2017	Tuesday, January 17, 2017	Wednesday, January 18, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Tuesday, January 17, 2017	Thursday, January 12, 2017	Wednesday, January 18, 2017	Thursday, January 19, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 18, 2017	Friday, January 13, 2017	Thursday, January 19, 2017	Friday, January 20, 2017	Tuesday, February 21, 2017	All	0.7500000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 18, 2017	Saturday, January 14, 2017	Thursday, January 19, 2017	Friday, January 20, 2017	Tuesday, February 21, 2017	All	0.7500000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17

Wednesday, January 18, 2017	Sunday, January 15, 2017	Thursday, January 19, 2017	Friday, January 20, 2017	Tuesday, February 21, 2017	All	0.7500000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 18, 2017	Monday, January 16, 2017	Thursday, January 19, 2017	Friday, January 20, 2017	Tuesday, February 21, 2017	All	0.7500000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Thursday, January 19, 2017	Tuesday, January 17, 2017	Friday, January 20, 2017	Monday, January 23, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Friday, January 20, 2017	Wednesday, January 18, 2017	Monday, January 23, 2017	Tuesday, January 24, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Monday, January 23, 2017	Thursday, January 19, 2017	Tuesday, January 24, 2017	Wednesday, January 25, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Tuesday, January 24, 2017	Monday, January 23, 2017	Wednesday, January 25, 2017	Thursday, January 26, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 25, 2017	Friday, January 20, 2017	Thursday, January 26, 2017	Friday, January 27, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 25, 2017	Saturday, January 21, 2017	Thursday, January 26, 2017	Friday, January 27, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Wednesday, January 25, 2017	Sunday, January 22, 2017	Thursday, January 26, 2017	Friday, January 27, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Thursday, January 26, 2017	Tuesday, January 24, 2017	Friday, January 27, 2017	Monday, January 30, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Friday, January 27, 2017	Wednesday, January 25, 2017	Monday, January 30, 2017	Tuesday, January 31, 2017	Tuesday, February 21, 2017	All	1.0000000000	1.0000000000	No	1-Nov-16	1-Jan-17	31-Jan-17
Monday, January 30, 2017	Thursday, January 26, 2017	Tuesday, January 31, 2017	Wednesday, February 01, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Dec-16	1-Feb-17	28-Feb-17
Tuesday, January 31, 2017	Monday, January 30, 2017	Wednesday, February 01, 2017	Thursday, February 02, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Dec-16	1-Feb-17	28-Feb-17
Wednesday, February 01, 2017	Friday, January 27, 2017	Thursday, February 02, 2017	Friday, February 03, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Dec-16	1-Feb-17	28-Feb-17
Wednesday, February 01, 2017	Saturday, January 28, 2017	Thursday, February 02, 2017	Friday, February 03, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Dec-16	1-Feb-17	28-Feb-17
Wednesday, February 01, 2017	Sunday, January 29, 2017	Thursday, February 02, 2017	Friday, February 03, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Dec-16	1-Feb-17	28-Feb-17
Thursday, February 02, 2017	Tuesday, January 31, 2017	Friday, February 03, 2017	Monday, February 06, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Dec-16	1-Feb-17	28-Feb-17
Friday, February 03, 2017	Wednesday, February 01, 2017	Monday, February 06, 2017	Tuesday, February 07, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Monday, February 06, 2017	Thursday, February 02, 2017	Tuesday, February 07, 2017	Wednesday, February 08, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Tuesday, February 07, 2017	Monday, February 06, 2017	Wednesday, February 08, 2017	Thursday, February 09, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Wednesday, February 08, 2017	Friday, February 03, 2017	Thursday, February 09, 2017	Friday, February 10, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Wednesday, February 08, 2017	Saturday, February 04, 2017	Thursday, February 09, 2017	Friday, February 10, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Wednesday, February 08, 2017	Sunday, February 05, 2017	Thursday, February 09, 2017	Friday, February 10, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Thursday, February 09, 2017	Tuesday, February 07, 2017	Friday, February 10, 2017	Monday, February 13, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Friday, February 10, 2017	Wednesday, February 08, 2017	Monday, February 13, 2017	Tuesday, February 14, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Monday, February 13, 2017	Thursday, February 09, 2017	Tuesday, February 14, 2017	Wednesday, February 15, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	26-Feb-17
Tuesday, February 14, 2017	Monday, February 13, 2017	Wednesday, February 15, 2017	Thursday, February 16, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	2S-Feb-17
Wednesday, February 15, 2017	Friday, February 10, 2017	Thursday, February 16, 2017	Friday, February 17, 2017	Monday, March 20, 2017	All	1.3333333333	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Wednesday, February 15, 2017	Saturday, February 11, 2017	Thursday, February 16, 2017	Friday, February 17, 2017	Monday, March 20, 2017	All	1.3333333333	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Wednesday, February 15, 2017	Sunday, February 12, 2017	Thursday, February 16, 2017	Friday, February 17, 2017	Monday, March 20, 2017	All	1.3333333333	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Thursday, February 16, 2017	Tuesday, February 14, 2017	Friday, February 17, 2017	Tuesday, February 21, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Friday, February 17, 2017	Wednesday, February 15, 2017	Tuesday, February 21, 2017	Wednesday, February 22, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Tuesday, February 21, 2017	Thursday, February 16, 2017	Wednesday, February 22, 2017	Thursday, February 23, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Wednesday, February 22, 2017	Friday, February 17, 2017	Thursday, February 23, 2017	Friday, February 24, 2017	Monday, March 20, 2017	All	0.7500000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Wednesday, February 22, 2017	Saturday, February 18, 2017	Thursday, February 23, 2017	Friday, February 24, 2017	Monday, March 20, 2017	All	0.7500000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Wednesday, February 22, 2017	Sunday, February 19, 2017	Thursday, February 23, 2017	Friday, February 24, 2017	Monday, March 20, 2017	All	0.7500000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Wednesday, February 22, 2017	Monday, February 20, 2017	Thursday, February 23, 2017	Friday, February 24, 2017	Monday, March 20, 2017	All	0.7500000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17

Thursday, February 23, 2017	Tuesday, February 21, 2017	Friday, February 24, 2017	Monday, February 27, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Friday, February 24, 2017	Wednesday, February 22, 2017	Monday, February 27, 2017	Tuesday, February 28, 2017	Monday, March 20, 2017	All	1.0000000000	1.0000000000	No	1-Dec-16	1-Feb-17	28-Feb-17
Monday, February 27, 2017	Thursday, February 23, 2017	Tuesday, February 28, 2017	Wednesday, March 01, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Jan-17	1-Mar-17	31-Mar-17
Tuesday, February 28, 2017	Monday, February 27, 2017	Wednesday, March 01, 2017	Thursday, March 02, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 01, 2017	Friday, February 24, 2017	Thursday, March 02, 2017	Friday, March 03, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 01, 2017	Saturday, February 25, 2017	Thursday, March 02, 2017	Friday, March 03, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 01, 2017	Sunday, February 26, 2017	Thursday, March 02, 2017	Friday, March 03, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Jan-17	1-Mar-17	31-Mar-17
Thursday, March 02, 2017	Tuesday, February 28, 2017	Friday, March 03, 2017	Monday, March 06, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	Yes	1-Jan-17	1-Mar-17	31-Mar-17
Friday, March 03, 2017	Wednesday, March 01, 2017	Monday, March 06, 2017	Tuesday, March 07, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Monday, March 06, 2017	Thursday, March 02, 2017	Tuesday, March 07, 2017	Wednesday, March 08, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Tuesday, March 07, 2017	Monday, March 06, 2017	Wednesday, March 08, 2017	Thursday, March 09, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 08, 2017	Friday, March 03, 2017	Thursday, March 09, 2017	Friday, March 10, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 08, 2017	Saturday, March 04, 2017	Thursday, March 09, 2017	Friday, March 10, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 08, 2017	Sunday, March 05, 2017	Thursday, March 09, 2017	Friday, March 10, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Thursday, March 09, 2017	Tuesday, March 07, 2017	Friday, March 10, 2017	Monday, March 13, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Friday, March 10, 2017	Wednesday, March 08, 2017	Monday, March 13, 2017	Tuesday, March 14, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Monday, March 13, 2017	Thursday, March 09, 2017	Tuesday, March 14, 2017	Wednesday, March 15, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Tuesday, March 14, 2017	Monday, March 13, 2017	Wednesday, March 15, 2017	Thursday, March 16, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 15, 2017	Friday, March 10, 2017	Thursday, March 16, 2017	Friday, March 17, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 15, 2017	Saturday, March 11, 2017	Thursday, March 16, 2017	Friday, March 17, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 15, 2017	Sunday, March 12, 2017	Thursday, March 16, 2017	Friday, March 17, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Thursday, March 16, 2017	Tuesday, March 14, 2017	Friday, March 17, 2017	Monday, March 20, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Friday, March 17, 2017	Wednesday, March 15, 2017	Monday, March 20, 2017	Tuesday, March 21, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Monday, March 20, 2017	Thursday, March 16, 2017	Tuesday, March 21, 2017	Wednesday, March 22, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Tuesday, March 21, 2017	Monday, March 20, 2017	Wednesday, March 22, 2017	Thursday, March 23, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 22, 2017	Friday, March 17, 2017	Thursday, March 23, 2017	Friday, March 24, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 22, 2017	Saturday, March 18, 2017	Thursday, March 23, 2017	Friday, March 24, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 22, 2017	Sunday, March 19, 2017	Thursday, March 23, 2017	Friday, March 24, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Thursday, March 23, 2017	Tuesday, March 21, 2017	Friday, March 24, 2017	Monday, March 27, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Friday, March 24, 2017	Wednesday, March 22, 2017	Monday, March 27, 2017	Tuesday, March 28, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Monday, March 27, 2017	Thursday, March 23, 2017	Tuesday, March 28, 2017	Wednesday, March 29, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Tuesday, March 28, 2017	Monday, March 27, 2017	Wednesday, March 29, 2017	Thursday, March 30, 2017	Thursday, April 20, 2017	All	1.0000000000	1.0000000000	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 29, 2017	Friday, March 24, 2017	Thursday, March 30, 2017	Friday, March 31, 2017	Thursday, April 20, 2017	All	1.0000000000	0.3333333333	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 29, 2017	Saturday, March 25, 2017	Thursday, March 30, 2017	Friday, March 31, 2017	Thursday, April 20, 2017	All	1.0000000000	0.3333333333	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 29, 2017	Sunday, March 26, 2017	Thursday, March 30, 2017	Friday, March 31, 2017	Thursday, April 20, 2017	All	1.0000000000	0.3333333333	No	1-Jan-17	1-Mar-17	31-Mar-17
Wednesday, March 29, 2017	Friday, March 24, 2017	Thursday, March 30, 2017	Friday, March 31, 2017	Friday, May 19, 2017	All	1.0000000000	0.6666666667	No	1-Jan-17	1-Apr-17	30-Apr-17
Wednesday, March 29, 2017	Saturday, March 25, 2017	Thursday, March 30, 2017	Friday, March 31, 2017	Friday, May 19, 2017	All	1.0000000000	0.6666666667	No	1-Jan-17	1-Apr-17	30-Apr-17

Wednesday, March 29, 2017	Sunday, March 26, 2017	Thursday, March 30, 2017	Friday, March 31, 2017	Friday, May 19, 2017	All	1.0000000000	0.6666666667	No	1-Jan-17	1-Apr-17	30-Apr-17
Thursday, March 30, 2017	Tuesday, March 28, 2017	Friday, March 31, 2017	Monday, April 03, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	Yes	1-Feb-17	1-Apr-17	30-Apr-17
Friday, March 31, 2017	Wednesday, March 29, 2017	Monday, April 03, 2017	Tuesday, April 04, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	Yes	1-Feb-17	1-Apr-17	30-Apr-17
Monday, April 03, 2017	Thursday, March 30, 2017	Tuesday, April 04, 2017	Wednesday, April 05, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	Yes	1-Feb-17	1-Apr-17	30-Apr-17
Tuesday, April 04, 2017	Monday, April 03, 2017	Wednesday, April 05, 2017	Thursday, April 06, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Wednesday, April 05, 2017	Friday, March 31, 2017	Thursday, April 06, 2017	Friday, April 07, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	Yes	1-Feb-17	1-Apr-17	30-Apr-17
Wednesday, April 05, 2017	Saturday, April 01, 2017	Thursday, April 06, 2017	Friday, April 07, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Wednesday, April 05, 2017	Sunday, April 02, 2017	Thursday, April 06, 2017	Friday, April 07, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Thursday, April 06, 2017	Tuesday, April 04, 2017	Friday, April 07, 2017	Monday, April 10, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Friday, April 07, 2017	Wednesday, April 05, 2017	Monday, April 10, 2017	Tuesday, April 11, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Monday, April 10, 2017	Thursday, April 06, 2017	Tuesday, April 11, 2017	Wednesday, April 12, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Tuesday, April 11, 2017	Friday, April 07, 2017	Wednesday, April 12, 2017	Thursday, April 13, 2017	Friday, May 19, 2017	All	1.3333333333	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Tuesday, April 11, 2017	Saturday, April 08, 2017	Wednesday, April 12, 2017	Thursday, April 13, 2017	Friday, May 19, 2017	All	1.3333333333	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Tuesday, April 11, 2017	Sunday, April 09, 2017	Wednesday, April 12, 2017	Thursday, April 13, 2017	Friday, May 19, 2017	All	1.3333333333	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Wednesday, April 12, 2017	Monday, April 10, 2017	Thursday, April 13, 2017	Monday, April 17, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Thursday, April 13, 2017	Tuesday, April 11, 2017	Monday, April 17, 2017	Tuesday, April 18, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Monday, April 17, 2017	Wednesday, April 12, 2017	Tuesday, April 18, 2017	Wednesday, April 19, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Tuesday, April 18, 2017	Thursday, April 13, 2017	Wednesday, April 19, 2017	Thursday, April 20, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Wednesday, April 19, 2017	Friday, April 14, 2017	Thursday, April 20, 2017	Friday, April 21, 2017	Friday, May 19, 2017	All	0.7500000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Wednesday, April 19, 2017	Saturday, April 15, 2017	Thursday, April 20, 2017	Friday, April 21, 2017	Friday, May 19, 2017	All	0.7500000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Wednesday, April 19, 2017	Sunday, April 16, 2017	Thursday, April 20, 2017	Friday, April 21, 2017	Friday, May 19, 2017	All	0.7500000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Wednesday, April 19, 2017	Monday, April 17, 2017	Thursday, April 20, 2017	Friday, April 21, 2017	Friday, May 19, 2017	All	0.7500000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Thursday, April 20, 2017	Tuesday, April 18, 2017	Friday, April 21, 2017	Monday, April 24, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Friday, April 21, 2017	Wednesday, April 19, 2017	Monday, April 24, 2017	Tuesday, April 25, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Monday, April 24, 2017	Thursday, April 20, 2017	Tuesday, April 25, 2017	Wednesday, April 26, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Tuesday, April 25, 2017	Monday, April 24, 2017	Wednesday, April 26, 2017	Thursday, April 27, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Wednesday, April 26, 2017	Friday, April 21, 2017	Thursday, April 27, 2017	Friday, April 28, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Wednesday, April 26, 2017	Saturday, April 22, 2017	Thursday, April 27, 2017	Friday, April 28, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17
Wednesday, April 26, 2017	Sunday, April 23, 2017	Thursday, April 27, 2017	Friday, April 28, 2017	Friday, May 19, 2017	All	1.0000000000	1.0000000000	No	1-Feb-17	1-Apr-17	30-Apr-17

SCHEDULE H

SCHEDULE H

Form of Inventory Reports

Report 1: Daily Crude Inventory and Meters

Tank #
i		Inv Date
		i
		LOCAL	TANK GAUGES
		DATE	10/08/11
			End Inv
			i
TANK NO	GAUGE FT.	IN.	BARRELS TODAY	BARRELS YESTERDAY	CHANGE		TANK	MAX GAUGE	MAX BARRELS	AVAILABLE STORAGE	MIN GAUGE	MIN BARRELS	AVAILABLE CRUDE	Tank #
							120	34FT. 0IN	68,391	68,391	10FT. 0IN	20,115	(20,115)	120
192	36	0.5	112,019	112674	(656)	(656)	192	43FT. 6IN	135,439	23,420	7FT. 0IN	21,593	90,426	123
427	1	1	1,988	1988	0		427	28FT. 0IN	51,211	49,223	2FT. 0IN	3,493	(1,505)	427
433	1	8.75	2,421	2421	0		433	38FT. 0IN	53,002	50,581	2FT. 0IN	2,605	(184)	433
120A	0	0	0	0	0		120A	19FT. 0IN	36,708	36,708	2FT. 0IN	3,871	(3,871)	120A
121A	22	9.25	43,988	43706	282		121A	38FT. 0IN	73,385	29,397	7FT. 6IN	14,510	29,478	121A
125A	1	3.25	2,173	2173	0		125A	28FT. 0IN	48,054	45,881	6FT. 0IN	9,686	(7,513)	125A
170A	1	10.75	6,675	6675	0		170A	33FT. 0IN	116,040	109,365	6FT. 0IN	19,782	(13,107)	170A
							410	37FT. 6IN	75,420	75,420	2FT. 0IN	4,044	(4,044)	410
130 A	2	0.5	3,560	3560	0		130 A	31FT. 0IN	54,064	50,504	1FT. 0IN	1,722	1,838	414
124 A	1	11.25	3,380	3380	0		124A	28FT. 0IN	48,804	45,424	1FT. 0IN	1,743	1,637	301
302	0	0	0	0	0		302	28FT. 0IN	4,685	4,685	2FT. 0IN	337	(337)	302
303	1	2.75	210	210	0		303	28FT. 0IN	4,787	4,577	2FT. 0IN	342	(132)	303
304	1	4	228	228	0		304	28FT. 0IN	4,790	4,562	2FT. 0IN	342	(114)	304
305	0	11.75	167	167	0		305	28FT. 0IN	4,788	4,621	2FT. 0IN	342	(175)	305
306	6	6.5	1,118	1118	0		306	28FT. 0IN	4,788	3,670	2FT. 0IN	342	776	306
307	1	8.25	289	289	0		307	28FT. 0IN	4,788	4,499	2FT. 0IN	342	(53)	307
308	1	8.5	292	292	0		308	28FT. 0IN	4,789	4,497	2FT. 0IN	342	(50)	308
309	12	2.75	10,391	8550	1,841		309	28FT. 0IN	23,793	13,402	2FT. 0IN	1,700	8,691	309
310	12	4	10,477	8566	1,911		310	28FT. 0IN	23,788	13,311	4FT. 0IN	3,389	7,088	310
311	1	6.75	528	528	0		311	28FT. 0IN	9,450	8,922	2FT. 0IN	676	(148)	311
361	2	9.5	285	338	(53)		361	13FT. 0IN	1,326	1,041	2FT. 0IN	204	81	361
362	1	6	153	153	0		362	13FT. 0IN	1,326	1,173	2FT. 0IN	204	(51)	362
359	0	0	0	0	0		359	13FT. 0IN	421	421	2FT. 0IN	65	(65)	359
7135	5	2.75	2,226	2509	(284)		7135	23FT. 0IN	9,745	7,519	2FT. 0IN	856	1,370	7135
99160	6	5	1,338	1338	0		9916	23FT. 0IN	4,801	3,463	2FT. 0IN	418	920	99160
3089	1	3.5	43	43	0		3089	15FT. 0IN	497	454	1FT. 0IN	33	10	3089
3090	1	3.5	43	43	0		3090	15FT. 0IN	497	454	1FT. 0IN	33	10	3090
7173 H	4	9	587	587	0		7173	23FT. 0IN	2,856	2,269	2FT. 0IN	263	324	7173
7215	4	7.75	970	535	435		7215	23FT. 0IN	4,805	3,835	2FT. 0IN	418	552	7215
7142	1	7	103	260	(157)		7142	15FT. 0IN	974	871	1FT. 7IN	103	(0)	7142
7174	1	7	103	260	(157)		7174	15FT. 0IN	974	871	1FT. 7IN	103	(0)	7174
325	2	4.5	201	243	(42)		325	15FT. 0IN	971	770	1FT. 9IN	113	88	325
7184	1	10.25	120	120	0		7184	15FT. 0IN	977	857	1FT. 5IN	95	25	7184

8852	0	11	13	13	0		8852	14FT. 0IN	195	182	1FT. 0IN	14	(1)	8852
8853	0	11	13	13	0		8853	14FT. 0IN	194	181	1FT. 0IN	14	(1)	8853
5849	0	0	0	0	0		5849	7FT. 0IN	232	232	1FT. 0IN	33	(33)	5849
435	16	8.25	20,317	9993	10,323		435	27FT. 0IN	32,854	12,537	3FT. 6IN	4,260	16,057	435
410	22	10	45,958	38746	7,212	TOTAL	410	31Ft. 0in.	62,418	16,460	4FT. 0IN	8,088	37,870
437	0	5.25	0	0	0	SAUDI	437	28FT. 6IN	47,898	47,898	7FT. 0IN	11,210	(11,210)	437
2002	27	6	55,025	65497	(10,472)	55,025	###	41Ft. 0IN.	81,779	26,754	1FT. 1.5IN			2002
1003	1	2	991	991	0		1003	28FT. 0IN	23,797	22,806	2FT. 0IN	1,700	(709)	1003
337	5	3	894	894	0

369		0.25	1	1	0		369	14FT. 0IN	908	907	2FT. 0IN	130	(129)	369
370	7	11.5	994	994	0		370	20FT. 0IN	2,509	1,515	5FT. 0IN	621	373	370
7196	0	6	32	32	0		7196	14FT. 0IN	909	877	1FT. 0IN	65	(33)	7196
7197	0	8	43	43	0		7197	14FT. 0IN	909	866	1FT. 0IN	65	(22)	7197
7198	7	7	3,210	3025	185		7198	18FT. 0IN	7,830	4,620	6FT. 0IN	2,540	670	7198
4596	3	4.25	218	225	(7)		4596	15FT. 0IN	974	756	1FT. 6IN	97	121	4596

							354	15FT. 0IN	1,002	1,002	1FT. 0IN	67	(67)	354
							342	22FT. 0IN	4,596	4,596	0FT. 6IN	105	(105)	342
343	8	7	1,821	778	1,043		343	22FT. 0IN	4,668	2,847	0FT. 9IN	159	1,662	5714

13650	2	4	47	45	1		13650	18FT. 6IN	370	323	2FT. 0IN	40	7	13650
88688	2	6	42	41	1		8868	26FT. 0IN	436	394	2FT. 0IN	34	8	88688
13653	2	8	53	52	1		13563	18FT. 6IN	370	316.6				13653

364	0	0	0	0	0
8000	5	7.75	1,179	1179	0		8000	23FT. 0IN	4,804	3,625	2FT. 0IN	418	761	8000
Insert Slop Barrels			0	0			112	28FT. 0IN	51,429	51,429	3FT. 0IN	5,510	(5,510)	112
363	2	2.5	94	94	0		363	11FT. 0IN	469	375	1FT. 0IN	43	51	363

								TOTAL	1,031,771
	TOTAL TODAY		270,745		DATE
	PREVIOUS TOTAL		276,873		10/08/11
	TOTAL CHANGE		(6,127)					SAND HILL	MAGNOLIA	CONSTAN	AMER	SMACK

Schedule H-1

	Local Meters	DATE	12/19/13
METER	LOCATION	TODAYS READING	PREVIOUS READING	METER FACTOR	CHANGE

R-1	ELDO	7624035	7600276	1.0034	23,840
R-2	ELDO	7374344	7351394	1.0003	22,957
R-3	ELDO	7575549	7551923	1.0044	23,730
M Mtr.	ELDO	8236467	8232193	1.0550	4,509
EPL #3	ELDO	84035432	84010552	1.0280	25,577
EPL #4	ELDO	76694120	76669624	1.0247	25,101
H Mtr.	ELDO	11339060	11334593	1.0008	4,471
ORA-1	ELDO	4507556	4507556	1.0287	0
ORA-2	ELDO	7246136	7242434	1.0089	3,735
B.H. #4 Mtr.	ELDO	35237316	35237316	1.0045	0
[*CONFIDENTIAL*]	ELDO	5769787	5757513	1.0065	12354	g
01	AMER	572038	571195	1.0458	882		Total
F.T.121A #1	AMER	1157801	1156257	1.0075	1,556		Rail
F.T.121A #2	AMER	1084585	1083234	1.0000	1,351		Receipts
LOTT RailCars	REFINERY	2040081	2029913	1.0109	10279	g
SMK.TR #1	SMACKOVEI	618886	618344	1.0128	549
SMK.TR #2	SMACKOVEI	2492220	2490249	0.9990	1,969
LOUANN	SMACKOVEI	2055080	2054677	1.0095	407
F.T.MTR	PACE CITY	383696	383696	1.0341	0
[*CONFIDENTIAL*]	SMACKOVEI	272422	272090	1.0005	332
SMK. Mtr. #18	SMACKOVEI	7436360	7435138	1.0214	1,248
SW Energy	AMER	112513	112321	1.0285	197.472
F.T.MTR 370	STEPHENS	155419	155419	0.9991	0
[*CONFIDENTIAL*]	STEPHENS	22230	22071	1.0152	161
02	SHULER	2006853	2005549	1.0095	1,316
03	SHULER	4835360	4834999	0.9993	361
BATT “N”	SHULER	1200733	1200575	1.0053	159
BATT “D”	SHULER	1152205	1152018	0.9951	186
#27	URBANA M/I	4921950	4921113	0.9923	831
#28 MTR.	LICK CR.	1160611	1160590	1.0351	22
F.T.	URBANA	350603	350603	1.0003	0
[*CONFIDENTIAL*]	TANK #410	3413186	3413186	0.9961	0
[*CONFIDENTIAL*]	TANK #410	3448364	3448364	0.9965	0
ELD. MTR. M-1	MAG.	70255008	70231112	1.0061	24,042
ELD. MTR. M-2	MAG.	72361288	72336512	0.9994	24,761
ARK. LT.	MAG.	7156	7156	1.0000	0
[*CONFIDENTIAL*]	Comp P/O	11595061	11595061	1.0065	0
Finney [*CONFIDENTIAL*]	MAG.	33239336	33219696	1.004	19,719
Finney [*CONFIDENTIAL*]	MAG.	31529884	31511238	1.0064	18,765
Finney [*CONFIDENTIAL*]	MAG.	24080630	24080630	0.9968	0
60	MAG.	2970286	2970286	1.0074	0
61(M)	MAG.	3035137	3031887	0.9996	3,249
E	MAG.	4556882	4555279	1.0046	1,610
F (M)	MAG.	5031238	5031238	1.0029	0
D-04	MAG.	181853	181553	1.0010	300
T	MAG.	1328211	1327252	1.0057	964
M-4	MAG.	6813916	6813916	1.0042	0	g	Mid-Valley
M-7	MAG.	7201970	7165503	0.9903	36,113		Receipts
L-7	MAG.	1732191	1731756	0.9929	432

Schedule H-2

	LOCAL CRUDE		REPORT
DATE	10/08/11

RECEIVED R-1 R-2 R-3			80,838

OVER-ALL TANK INVENTORY + –			(6,127)

TOTAL CRUDE PURCHASE			74,711

RECEIVED MID-VALLEY			0
Imported Crude to Refinery			53,959

SLOP OIL			0
[*CONFIDENTIAL*]
PURCHASED		07-Oct-11	20,751

TOTAL TO DATE			101,934

DAILY AVERAGE			14,562

[*CONFIDENTIAL*] New Number			17,907

FINNEY METER REPORT
Computer		READINGS	READINGS		NET
FINNEY #1	[*CONFIDENTIAL*]	17195944	17195944	0.9998	0		[*CONFIDENTIAL*]
FINNEY #2	[*CONFIDENTIAL*]	19476118	19449112	0.9997	26,998	g	receipts/
FINNEY #3	[*CONFIDENTIAL*]	19289394	19262438	1.0006	26,972		day

FINNEY [*CONFIDENTIAL*]	Magnolia	24535756	24508614	1.0006	27,158
FINNEY [*CONFIDENTIAL*]	Magnolia	23115662	23088912	1.0019	26,801
FINNEY [*CONFIDENTIAL*]	Magnolia	18357165	18338184	0.9989	18,960		53,959

Tank #	Product		[*CONFIDENTIAL*]					End Inv
	Desc		(Lion Oil Terminal Inventory)					(net)
i	i		Date	g 4/11/2011				i

Tank No.	Product	Correction Multiplier	Tank Temp.	Volume Feet	Volume Inches	Total Inches	Gauge Barrels	Heat Adjusted Barrels	TRUE Capacity Barrels	SAFE Fill Barrels	AVAILABLE Storage Barrels
102	PG64-22	0.958	182	46	3	555	41,403	39,664	44,760	42,522	1,119
104	PG64-22	0.9089	330	25	6	306	28,891	26,259	45,320	43,054	14,162
105	PG64-22	0.9024	350	25	6	306	6,443	5,814	10,106	9,601	3,158
108	AC-20-5TR	1	60	0	0	0	0	0	2,623	2,492	2,492
109	AC-15P	1	60	0	0	0	0	0	2,623	2,492	2,492
110	FLUX	1	60	0	0	0	0	0	2,623	2,492	2,492
111	FLUX	0.922	290	13	1	157	1,144	1,055	2,623	2,492	1,348
112	AC-15P	0.9181	302	26	6	318	2,317	2,127	2,623	2,492	175
113	FLUX	0.9236	285	12	6	150	1,093	1,009	2,623	2,492	1,399

GRAND TOTAL							81,291	75,928	115,923	110,126	28,836

	Product						Gauge Barrels	Heat Adjusted Barrels	TRUE Capacity Barrels	SAFE Fill Barrels	AVAILABLE Storage Barrels
TOTAL	AC-15P						2,317	2,127	5,246	4,983	2,666
TOTAL	AC-20-5TR						0	0	2,623	2,492	2,492
TOTAL	FLUX						2,237	2,064	7,868	7,475	5,238
TOTAL	PG64-22						76,737	71,737	100,186	95,177	18,440

GRAND TOTAL							81,291	75,928	115,923	110,126	28,836

Schedule H-3

[*CONFIDENTIAL*] DAILY INVENTORY REPORT

Tank #				Product
i	Date			Desc
	i			i					End Inv (net)
	DATE 2/28/11			17:35					i
Tank #	SAFE FILL @ 300	Capacity in Barrels	Barrels per Foot	Product	Product Level in feet	Temp (F)	Gross Barrels	Temp Conversion Factor	Net Barrels	Previous Day Balance	Shipments	Receipts & Xfers IN	Transfers OUT	BOOK INV.	GAIN LOSS
101	37.5	47,997	1,399	64-22	36.16	302	50,352.84	0.918	46,223.91	46,223.91				46,223.91	0.00
102	37.5	48,429	1,399	64-22	0.25	60	584.75	1.000	584.75	584.75				584.75	0.00
103	45.0	57,529	1,399	64-22	30.22	337	41,922.78	0.907	38,023.96	34,940.05		3,149.04		38,089.09	(65.13)
104	37.0	4,243	124.8	64-22	13.05	425	1,628.64	0.879	1,431.57	1,431.57				1,431.57	0.00
105	46.0	26,646	630.32	VTB	42.94	295	27,065.94	0.920	24,900.67	24,914.12				24,914.12	(13.45)
110	33.5	620	20.14	76-22	30.73	330	618.90	0.909	562.58	563.35				563.35	(0.76)
111	21.5	2,343	109.00	64-22	0.21	60	22.89	1.000	22.89	22.89				22.89	0.00
112	21.5	2,343	109.00	76-28	12.77	348	1,391.93	0.903	1,256.91	1,255.35				1,255.35	1.56
113	21.5	2,343	109.00	70-28	6.98	327	760.82	0.910	692.35	691.39				691.39	0.95
114	21.5	2,343	109.00	70-22	0.24	60	26.16	1.000	26.16	26.16				26.16	0.00
115	21.5	1,273	64.46	Sweet Resid	14.35	245	925.00	0.937	866.73	866.73				866.73	0.00
116	22.0	1,759	87.00	70-22	19.75	323	1,718.25	0.911	1,565.33	1,563.87				1,563.87	1.46
117	22.0	707	35.00	BRES	0.16	60	5.60	1.000	5.60	5.60				5.60	0.00
118	28.5	2,278	87.00	sty 206	0.25	60	21.75	1.000	21.75	21.75				21.75	0.00
119	44.0	30,263	748.43	64-22	39.61	350	29,645.31	0.903	26,769.72	26,776.48				26,776.48	(6.76)
120	38.0	1,241	35.55	70-22	0.25	60	8.89	1.000	8.89	8.89				8.89	0.00
150	20.0	664	35.55	64-22	17.24	330	624.78	0.909	567.93	566.68				566.68	1.25
151	20.0	664	35.55	Sty 16776-28	0.00	60	11.90	1.000	11.90	11.90				11.90	0.00

						CHEMICALS

140	15.0	84,577	5,638	SULFUR lbs.	5.16	310	29,092	0.915	26,619	26,619				26,619	0.00
410	9.0	7,614	846	AP gals	1.84	90	1,557	0.990	1,541	1,541				1,541	0.00
420	12.0	6,418	582	AS gals	0.75	150	437	0.969	423	423				423	0.00
430	14.0	10,885	846	EMT	0.00	60	—	1.000	0	0				—	0.00

POLYMER

WH									243	47,616				47,616
WH									Dyne 70	10,997				10,997

WH									1101	15,872				15,872
WH									3522	118,000				118,000
WH								1 drum	Evotherm J1	227				227	lbs

WH									D1118 KT	53,568				53,568
WH									1192	75401				75401

Schedule H-4

[*CONFIDENTIAL*] DAILY INVENTORY REPORT

Date	Product Desc	End Inv (net) in gallons
i	i	i

J ARON - LION
	NO-LEAD					PREMIUM					SUB-GRADE					JET - A					ULSD
	Beg. Inv.	Receipts	Shipments	Transfers	End Inv.	Beg. Inv.	Receipts	Shipments	Transfers	End Inv.	Beg. Inv.	Receipts	Shipments	Transfers	End Inv.	Beg. Inv.	Receipts	Shipments	Transfers	End Inv.	Beg. Inv.	Receipts	Shipments	Transfers
10/1/2011	0				0	71,877		9,360		62,517	256,048		209,331		46,657	0				0	-38,919	577,374	94,066
10/2/2011	0				0	62,517		8,171		54,346	46,657		211,463		-164,806	0				0	444,389	682,626	124,123
10/3/2011	0				0	54,346		9,582		44,764	-164,806	1,239,504	307,596		767,102	0				0	1,002,892		285,664
10/4/2011	0				0	44,764		8,199		36,565	767,102	230,580	301,614		696,068	0				0	717,228		177,463
10/5/2011	0				0	36,565		5,071		31,494	696,068		181,034		515,034	0				0	539,765		410,830	-42,000
10/6/2011	0				0	31,494		7,400		24,094	515,034		263,007		252,027	0				0	86,935	1,260,000	373,182
10/7/2011	0				0	24,094		7,080		17,014	252,027		369,323		-117,296	0				0	973,753		521,260
10/8/2011	0				0	17,014		5,205		11,809	-117,296	1,680,126	338,701		1,224,129	0				0	452,493		235,209
10/9/2011	0				0	11,809		6,412		5,397	1,224,129		323,927		900,202	0				0	217,284		149,430
10/10/2011	0				0	5,397	420,042	11,228		414,211	900,202		326,629		573,573	0				0	67,854		65,884
10/11/2011	0				0	414,211		5,212		408,999	573,573		271,767		301,806	0				0	1,970		0
10/12/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/13/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/14/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/15/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/16/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/17/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/18/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/19/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/20/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/21/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/22/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/23/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/24/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/25/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/26/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/27/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/28/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/29/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/30/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970
10/31/2011	0				0	408,999				408,999	301,806				301,806	0				0	1,970

Month to Date		0	0	0			420,042	82,920	0			3,150,210	3,104,452	0			0	0	0			2,520,000	2,437,111	-42,000

Total Shipments			6,242,271

[*CONFIDENTIAL*] DAILY INVENTORY REPORT

INVT228SPRINA	00000000000	00000000112 00000000000	00000000000	00000000000	00000000000	00000000000 00000000000	00000000000 20110331228
INVT325MINIMA	00000000000	00000000000 00000000000	00000000000	00000000000	00000000000	00000000000 00000001000	00000001000 20110331325
INVT376OKC RA	00000000000	00000000184 00000000000	00000000000	00000000000	00000000000	00000000004-00000000000	00000000004-20110331376
INVT377FORT A	00000000000	00000000296-00000000000	00000000000	00000000000	00000000000	00000000000 00000000000	00000000000 20110331377
INVTPRDTOTALA	00000000000	00000000000 00000000000	00000000000	00000000000	00000000000	00000000004-00000001000	00000000996 20110331PRD
INVT228SPRINN	00000000000	00000001573 00000000001	00000000001	00000000000	00000000676	00000000049 00000000000	00000000049 20110331228
INVT295TULSAN	00000000000	00000000000 00000000000	00000000000	00000000000	00000000000	00000000000 00000000000	00000000000 20110331295
INVT325MINIMN	00000005000	00000013176 00000000000	00000000000	00000000000	00000000000	00000000000 00000018176	00000018176 20110331325
INVT376OKC RN	00000000000	00000015257 00000000007	00000000007	00000000000	00000015490	00000000489-00000000000	00000000489-20110331376
INVT377FORT N	00000000000	00000001994 00000000000	00000000000	00000000000	00000002761	00000000062-00000000000	00000000062-20110331377
INVTPRDTOTALN	00000005000	00000032000 00000000008	00000000008	00000000000	00000018927	00000000502-00000018176	00000017674 20110331PRD
INVT228SPRINX	00000000000	00000003870 00000000009	00000000009	00000000000	00000005637	00000001001-00000000000	00000001001-20110331228
INVT295TULSAX	00000000000	00000000000 00000000000	00000000000	00000000000	00000000000	00000000000 00000000000	00000000000 20110331295
INVT325MINIMX	00000000000	00000003000-00000000000	00000000000	00000000000	00000000000	00000000000 00000007000	00000007000 20110331325
INVT376OKC RX	00000000000	00000007228 00000000003	00000000003	00000000000	00000004061	00000001890 00000000000	00000001890 20110331376
INVT377FORT X	00000000000	00000001902 00000000003	00000000003	00000000000	00000003451	00000001046-00000000000	00000001046-20110331377
INVTPRDTOTALX	00000000000	00000010000 00000000015	00000000015	00000000000	00000013149	00000000157-00000007000	00000006843 20110331PRD

Schedule H-5

[*CONFIDENTIAL*] DAILY INVENTORY REPORT

Date	Product Desc	Location	End Inv (net)
i	i	i	i

effective_date	shipper	product	product_description	orig	start_vo	receipts	deliverie	unspec	destinat	delivery_t	end_volume
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	170780	-174609	0			241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-108493	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-10220	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-25223	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-9	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-111497	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-64177	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-122496	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-50734	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-64177	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-178829	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-64177	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-13301	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-151461	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-64177	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-69475	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-151461	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-156696	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-25223	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-133389	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-167677	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-140076	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-178829	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-151461	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-7684	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-108493	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-80472	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-25223	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-64177	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-91474	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-28741	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-102473	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-39729	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	BEA	142913	0	-18689	0	CNA	PPL	241537
8/31/2011	ARN	510	JET A TURBINE FUEL	HEB	92639	92639	-92639	0			92639
8/31/2011	JAR	230	CONV. PREM. GASOLINE 93	ELD	3092	908	-3092	0			908
8/31/2011	JAR	230	CONV. PREM. GASOLINE 93	ELD	3092	0	-12893	0	RVR	PPL	908
8/31/2011	JAR	230	CONV. PREM. GASOLINE 93	ELD	3092	0	-12893	0	RVR	PPL	908
8/31/2011	JAR	230	CONV. PREM. GASOLINE 93	ELD	3092	0	-12893	0	RVR	PPL	908
8/31/2011	JAR	230	CONV. PREM. GASOLINE 93	ELD	3092	0	-12893	0	RVR	PPL	908
8/31/2011	JAR	230	CONV. PREM. GASOLINE 93	ELD	3092	0	-12893	0	RVR	PPL	908
8/31/2011	JAR	230	CONV. PREM. GASOLINE 93	ELD	3092	0	-12893	0	RVR	PPL	908
8/31/2011	JAR	230	CONV. PREM. GASOLINE 93	ELD	3092	0	-12893	0	RVR	PPL	908
8/31/2011	JAR	230	CONV. PREM. GASOLINE 93	ELD	3092	0	-12893	0	RVR	PPL	908

Schedule H-6

[*CONFIDENTIAL*] TANK INVENTORY FROM ADVISOR

Location	Date	Product Desc	End Inv (net)
i	i	i	i

Tank	Date	Prod Code	Product Name	Net Bbls	In	Out

OFFSITE FLUX [*CONFIDENTIAL*]	03/29/2011	06011-02	250/300 VIS FLUX	48,967	0	0
OFFSITE NBUT	03/29/2011	01110-00	BUTANE FROM STORAGE	16,018	1825	1825
OFFSITE PAV [*CONFIDENTIAL*]	03/29/2011	06401-28	PG 64-22	73,774	0	517
OFFSITE PAV [*CONFIDENTIAL*]	03/29/2011	06401-28	PG 64-22	117,516	0	688
OFFSITE PROP	03/29/2011	02101-00	PROPANE	0	0	0
T003	03/29/2011	IS008-06	#4DIE/KERO/#7LCO TO #8	0	0	0
T004	03/29/2011	C3000-0S	SPENT CAUSTIC	1,419	0	0
T005	03/29/2011	C3000-0F	FRESH CAUSTIC	218	0	0
T006	03/29/2011	C3000-0F	FRESH CAUSTIC	218	0	0
T007	03/29/2011	01001-09	SLOP OIL	501	0	0
T011	03/29/2011	C3000-0F	FRESH CAUSTIC	218	0	0
T014	03/29/2011	C3000-0F	FRESH CAUSTIC	218	0	0
T023	03/29/2011	06401-26	140/160 PEN ASPHALT	0	0	0
T024	03/29/2011	06401-30	PG70-22	8	0	0
T036	03/29/2011	IS005-01	ALKYLATE	686	0	0
T039	03/29/2011	06402-22	0/10 PEN ASPHALT	0	0	0
T040	03/29/2011	06401-00	ASPHALT PAVING	1,477	269	-502
T041	03/29/2011	06401-00	ASPHALT PAVING	1,591	0	378
T042	03/29/2011	IS011-01	NO. 11 DAGO	0	0	0
T050	03/29/2011	IS008-06	#4DIE/KERO/#7LCO TO #8	0	0	0
T051	03/29/2011	IS008-06	#4DIE/KERO/#7LCO TO #8	15	0	0
T053	03/29/2011	C3000-0F	FRESH CAUSTIC	3,708	0	0
T054	03/29/2011	IS008-06	#4DIE/KERO/#7LCO TO #8	2,211	3465	2409
T059	03/29/2011	IS004-09	NO. 4 VACUUM GAS OIL	1,519	2112	3234
T061	03/29/2011	13063-00	93 OCTANE SUPER PREMIUM GASOLINE	12,330	0	559
T062	03/29/2011	IS009-11	PLATFORMATE	8,037	9397	7219
T063	03/29/2011	01001-09	SLOP OIL	1,759	1643	0
T064	03/29/2011	IS009-11	PLATFORMATE	1,006	0	0
T065	03/29/2011	13063-00	93 OCTANE SUPER PREMIUM GASOLINE	4,215	0	0
T066	03/29/2011	01202-00	CONDENSATE	6,072	1359	1400
T067	03/29/2011	IS006-07	ISOMATE	443	5601	5601
T072	03/29/2011	UNF PC	UNFINISHED PC	0	0	0
T073	03/29/2011	09999-99	PROTECTIVE COATINGS PRODUCTS	0	0	0
T076	03/29/2011	IS021-01	SLOP ASPHALT	1,348	0	0
T078	03/29/2011	06011-02	250/300 VIS FLUX	3,381	0	301
T082	03/29/2011	07201-00	CARBON BLACK OIL	7,307	972	836

[*CONFIDENTIAL*] TANK INVENTORY [*CONFIDENTIAL*]

Tank #	Date	Product Desc	End Inv (net)
i	i	i	i

Tank	Date	Prod Code	Prod name	Net Bbls	Terminal
0001	03/22/2011	31561-00	DIESEL - ULTRA LOW SULFUR	18694	XN01
0002	03/22/2011	31561-00	DIESEL - ULTRA LOW SULFUR	0	XN01
0003	03/22/2011	31561-00	DIESEL - ULTRA LOW SULFUR	0	XN01
0004	03/22/2011	31561-00	DIESEL - ULTRA LOW SULFUR	0	XN01
0005	03/22/2011	12051-00	87 OCTANE REGULAR GASOLINE	12896	XN01
0006	03/22/2011	12051-00	87 OCTANE REGULAR GASOLINE	0	XN01
0007	03/22/2011	31561-00	DIESEL - ULTRA LOW SULFUR	0	XN01
0008	03/22/2011	31600-00	TRANSMIX	1050	XN01
0009	03/22/2011	13063-00	93 OCTANE PREMIUM GASOLINE	5269	XN01
0010	03/22/2011	12051-00	87 OCTANE REGULAR GASOLINE	0	XN01
0015	03/22/2011	15000-00	ETHANOL	1063	XN01
0016	03/22/2011	15000-00	ETHANOL	0	XN01

Schedule H-7

[*CONFIDENTIAL*] MONTHLY STATEMENT

[*CONFIDENTIAL*] (LION OIL TERMINAL)

Date
i

2/28/2011

	PHYSICAL COUNT					BOOK INVENTORY					PHYSICAL INVENTORY

Tank #105 (10,000 Barrel Tank)

Correction Multiplier	Tank Temperature	Volume Feet	Volume Inches	Total Inches	Lion Beginning Barrels	Lion Received Barrels	Transfer Barrels	PG64-22 Used In GTR Blend Barrels	Lion Sales Barrels	Lion Net Barrels	[*CONFID ENTIAL*] Gauge Barrels	[*CONFID ENTIAL*] Heat Adjusted Barrels	Book-vs- Physical Difference In Barrels	Less Loads Remaining On Trucks by 11:59 pm 2/28/2011	Net Difference	TRUE Capacity Barrels	Available Storage Barrels
0.9105	325	28	0	336	7,290	23,985.51	-17,036	0	7,798	6,442	7,074	6,441	0	N/A	N/A	10,106	3,032

Tank #104 (45,000 Barrel Tank)

Correction Multiplier	Tank Temperature	Volume Feet	Volume Inches	Total Inches	Lion Beginning Barrels	Lion Received Barrels	Transfer Barrels		Lion Sales Barrels	Lion Net Barrels	[*CONFID ENTIAL*] Gauge Barrels	[*CONFID ENTIAL*] Heat Adjusted Barrels	Book-vs- Physical Difference In Barrels			TRUE Capacity Barrels	Available Storage Barrels
0.9503	205	28	0	336	33,937	0	-3,790	0	0.00	30,147	31,724	30,147	0	N/A	N/A	45,320	13,596

Tank #102 (45,000 Barrel Tank)

Correction Multiplier	Tank Temperature	Volume Feet	Volume Inches	Total Inches	Lion Beginning Barrels	Lion Received Barrels	Transfer Barrels		Lion Sales Barrels	Lion Net Barrels	[*CONFID ENTIAL*] Gauge Barrels	[*CONFID ENTIAL*] Heat Adjusted Barrels	Book-vs- Physical Difference In Barrels			TRUE Capacity Barrels	Available Storage Barrels
0.9456	219	40	2	482	13,135	0	20,826	0	0.00	33,961	35,957	34,001	-40	N/A	N/A	44,760	8,803

					Lion Beginning Barrels	Lion Received Barrels	Transfer Barrels		Lion Sales Barrels	Lion Net Barrels	[*CONFID ENTIAL*] Gauge Barrels	[*CONFID ENTIAL*] Heat Adjusted Barrels	Book-vs- Physical Difference In Barrels	Less Loads Remaining On Trucks by 11:59 pm 2/28/2011	Net Difference	TRUE Capacity Barrels	Available Storage Barrels
TOTAL					54,362	23,986	0	0	7,798	70,550	74,755	70,589	-40	0	-40	100,186	25,431

										h
										End Inv (net)

[*CONFIDENTIAL*] (LION OIL TERMINAL)

Date
i

1/31/2011

	PHYSICAL COUNT					BOOK INVENTORY					PHYSICAL INVENTORY

Tank #108	Product =	AC-15P
	Capacity =	2,500 Barrels

Correction Multiplier	Tank Temperature	Volume Feet	Volume Inches	Total Inches	Lion Beginning Barrels	GTR Blend Barrels	Transfer Barrels		Lion Sales Barrels	Lion Net Barrels	[*CONFID ENTIAL*] Gauge Barrels	[*CONFID ENTIAL*] Heat Adjusted Barrels	Book-vs- Physical Difference In Barrels	TRUE Capacity Barrels	Available Storage Barrels
0.8976	365	0	0	0	0	0	0	0	0.00	0	0	0	0	2,623	2,623

Tank #109	Product =	AC-20-5TR
	Capacity =	2,500 Barrels

Correction Multiplier	Tank Temperature	Volume Feet	Volume Inches	Total Inches	Lion Beginning Barrels	GTR Blend Barrels	Transfer Barrels		Lion Sales Barrels	Lion Net Barrels	[*CONFID ENTIAL*] Gauge Barrels	[*CONFID ENTIAL*] Heat Adjusted Barrels	Book-vs- Physical Difference In Barrels	TRUE Capacity Barrels	Available Storage Barrels
0.8944	375	0	0	0	0	0	0		0.00	0	0	0	0	2,623	2,623

Tank #110	Product =	AC-20-5TR
	Capacity =	2,500 Barrels

Correction Multiplier	Tank Temperature	Volume Feet	Volume Inches	Total Inches	Lion Beginning Barrels	GTR Blend Barrels	Transfer Barrels		Lion Sales Barrels	Lion Net Barrels	[*CONFID ENTIAL*] Gauge Barrels	[*CONFID ENTIAL*] Heat Adjusted Barrels	Book-vs- Physical Difference In Barrels	TRUE Capacity Barrels	Available Storage Barrels
0.8944	375	0	0	0	0	0	0		0.00	0	0	0	0	2,623	2,623

Tank #111	Product =	Flux
	Capacity =	2,500 Barrels

Correction Multiplier	Tank Temperature	Volume Feet	Volume Inches	Total Inches	Lion Beginning Barrels	Lion Received Barrels	Transfer Barrels	FLUX Used In Blend Barrels	Lion Sales Barrels	Lion Net Barrels	[*CONFID ENTIAL*] Gauge Barrels	[*CONFID ENTIAL*] Heat Adjusted Barrels	Book-vs- Physical Difference In Barrels	TRUE Capacity Barrels	Available Storage Barrels
0.904	345	12	9	153	1,008	0.00	0	0	0.00	1,008	1,115	1,008	0	2,623	1,508

					Lion Beginning Barrels	Lion Received Barrels	Transfer Barrels		Lion Sales Barrels	Lion Net Barrels	[*CONFID ENTIAL*] Gauge Barrels	[*CONFID ENTIAL*] Heat Adjusted Barrels	Book-vs- Physical Difference In Barrels	TRUE Capacity Barrels	Available Storage Barrels
TOTAL					1,008	0	0		0	1,008	1,115	1,008	0	10,491	9,376

h
End Inv (net)

Schedule H-8

Facility Inventory Worksheet

Facility Location: [*CONFIDENTIAL*] 1/31/2011 18:55

Date	Tank #		Product Desc			End Inv (net)
i	i		i			i
Date	Tank#	Tank Capacity (note gal or bbl)	Product in Tank	Current Vendor for Product (if available or applicable)	Current tank gage reading in innage	Current Net Volume in tank in bbls	Tank Temperature	Special Notes
1/31/2011	101	55000 bbls	PG 64-22	Lion Oil	25.16	32131.77	298	heel- 22386 gals
1/31/2011	102	55000 bbls	PG 64-22	Lion Oil	0.25	584.75	60	heel- 22386 gals
1/31/2011	103	67000 bbls	PG 64-22	Lion Oil	37.28	47085.95	330	heel-16800 gals
1/31/2011	104	5000 bbls	PG 64-22	Lion Oil	12.99	1426.61	423	heel-630 gals
1/31/2011	105	29816 bbls	250/300 vise flux (vtb)	Lion Oil	31.77	18463.3	290	heel- 8400 gals
1/31/2011	110	715 bbls	PG 70-22		1.00	18.19	348	heel- 840 gals No chart (20 gals per ft.)
1/31/2011	111	2500 bbls	PG 64-22	Lion Oil	0.21	22.89	60	heel- 966 gals + 4” Guage hatch cut for radar guage
1/31/2011	112	2500 bbls	PG 76-28		12.64	1248 25	338	heel -966 gals (+4” cut guage hatch)
1/31/2011	113	2500 bbls	PG 70-28		20.84	2071.66	320	heel-966 gals + 4” cut guage hatch)
1/31/2011	114	2500 bbls	PG 70-22		0.24	26.16	60	heel -966 gals (+4” cut guage hatch) empty tank
1/31/2011	115	1500 bbls	Sweet Residual	[*CONFIDENTIAL*]	14.68	863	320	heel -966 gals (-4” New bottom)
1/31/2011	116	2000 bbls	PG 70-22		9.61	757.48	340	heel- 966 gals(Radar guage-could not open gauge hatch)
1/31/2011	117	840 bbls	Asphalt extender	[*CONFIDENTIAL*]	0.16	5.6	60	heel-714 gals(No chart 35 bbls/ft)
1/31/2011	118	2800 bbls	Sty 206		0.25	21.75	60	heel- 1000gals
1/31/2011	119	3500 bbls	PG 64-22	Lion Oil	27.47	18421.2	370	heel-11287 gals
1/31/2011	120	1505 bbls	Sty 16		0.25	8.89	60	heel- 210 gals(empty tank)
1/31/2011	150	786.21 bbls	PG 64-22	Lion Oil	17.26	564.82	348	heel-0 gals( empty tank)
1/31/2011	151	786.24 bbls	Sty 16		0	11.9	60	heel-0 gals (empty tank)
1/31/2011	140	150 bbls	Sulfur	[*CONFIDENTIAL*]	5.33	27496 lbs	310	heel-?
1/31/2011	410	168 bbls	Redicote AP	[*CONFIDENTIAL*]	1.84	1541 gals	90	heel -approx. 163 gals (radar gauge)
1/31/2011	420	168 bbls	Kling Beta 2912	[*CONFIDENTIAL*]	0.75	423 gals	150	heel- 0 gals
1/31/2011	430	282 bbls	Empty					heel -0 gals(varac gauge empty tank)
1/31/2011	300	480 bbls	Empty					heel -0 gals(empty, never used)

1/31/2011	WRHSE	Super sacks	[*CONFIDENTIAL*] MD 243	[*CONFIDENTIAL*]	24 bags	47616 lbs		1984 lbs per bag
1/31/2011	WRHSE	Super sacks	Globalprene 3522	[*CONFIDENTIAL*]	59 bags	118000 lbs		2000 lbs per bag
1/31/2011	WRHSE	Super sacks	[*CONFIDENTIAL*] D1118KT	[*CONFIDENTIAL*]	27 bags	53568 lbs		1984 lbs per bag
1/31/2011	WRHSE	Drums	Evotherm J1	[*CONFIDENTIAL*]	1 drum	227 lbs		7.968 P.P.G.
1/31/2011	WRHSE	Super sacks	[*CONFIDENTIAL*] D1101 AT	[*CONFIDENTIAL*]	8 bags	15872 lbs		1984 lbs per bag
1/31/2011	WRHSE	Super sacks	Dyne 70	[*CONFIDENTIAL*]	10 bags	10997 lbs		1102 lbs per bag
1/31/2011	WRHSE	Super sacks	[*CONFIDENTIAL*] D1192ET	[*CONFIDENTIAL*]	0 bags	0 lbs		1984 lbs per bag

02/07/11

ARKANSAS OIL AND GAS COMMISSION

EL DORADO, ARKANSAS

TRANSPORTERS AND STORERS MONTHLY REPORT

Report of:	LION OIL TRADING & TRANSPORTATION, I	For the Month of:	January , 2011
Address:	1001 SCHOOL STREET	El dorado, AR 71730

Detail Stmt of Stock on Hand at End of Period (lncluding stocks in transit)

LOCATION	TK NO.	SIZE	NET BBLS	II	LOCATION	TK #	SIZE	NET BBLS
BUCKNER	343	5M	1,258	II	MODISETT STA	325	1M	238
				II				0
CADDO	7184	1M	75	II
				II	PACE CITY	358	.5M	0
CONSTANTINE	427	55M	0	II		359	.5M	0
[TANK FARM)	433	55M	0	II		362	.5M	140
				II
CYPRESS CREEK	5849	.25M	0	II	ROOK	363	.5M	88
	8852	.21M	0	II		4596	1M	169
	8853	.21M	0	II
				II	SANDY BEND	7142	1M	85
ELDORADO	77120	80M	0	II		7174	1M	57
(AMOCO)	121	80M	50,729	II
	124	55M	3,213	II	SHULER	7135	10M	1,265
	125	55M	1,939	II		99160	5M	0
	130	55M	3,448	II
	170	130M	5,919	II	SMACKOVER	302	5M	0
				II		303	5M	135
EL DOARDO	120	80M	0	II		304	5M	114
(TANK FARM)	123	80M	0	II		305	5M	25
	192	150M	96,320	II		306	5M	2,051
				II		307	5M	185
FOUKE	7196	.5M	32	II		308	5M	220
	7197	1M	43	II		309	25M	10,012
	7198	10M	2,658	II		310	25M	10,559
				II		311	10M	189
LICK CREEK	8000	5M	3,107	II
				II	STEPHENS	369	1M	0
LISBON	3089	.5M	82	II		370	3M	954
	3090	.5M	114	II
				II	URBANA	7173	3M	215
LOUANN	361	1.5M	229	II		7215	5M	2,524
				II

MAGNOLIA	337	5M	2,633	II	PIPELINE FILL			163,183

STATION	435	38M	1,524	II				406,056

	437	55M	13,975	II
	1003	25M	557	II
	2002	80M	25,793	II

Tank #		End Inv (net)
i		i
02/07/11 TANK NO.	JAN 2011	BARRELS
121		50,729
124		3,213
302		0
303		135
304		114
305		25
306		2,051
307		185
308		220
3089		82
3090		114
310		10,559
311		189
325		238
358		0
359		0
361		229
362		140
5849		0
7142		85
7173		215
7174		57
7184		75
7215		2,524
8000		3,107
8852		0
8853		0
309		10,012
1003		557
120		0
123		0
125		1,939
130		3,448
13650		57
13653		63
170		5.919
192		96,320
337		2.633
2002		25,793
343		1,258
363		88
369		0
370		954
427		0
433		0
435		1,524
437		13,975
4596		169
7135		1,265
7196		32
7197		43
7198		2,658
77120		0
88688		53
99160		0

		243,046

			Line Fill-LOT	79,431
	ARKANSAS - TANK INV	242,873	EPC	22,340
	LINE FILL	163,183	MPC	66,412

		406,056	Sub-Total	168,183

Schedule H-9

Generated: 3/9/2011 7:03:23AM	[*CONFIDENTIAL*]	Page 1 of 3

Statement of Account

As of February 2011

Commodity: LION OIL TRADING - VARIOUS CRUDES

LION OIL TRADING & TRNSPTN, INC.

Attn: [*CONFIDENTIAL*]

[*CONFIDENTIAL*]

FAX: [*CONFIDENTIAL*]

Ticket No	Open Date	Close Date/ Trans. Period	Open API	Close API	Tariff Barrels	Total Barrels
OPENING INVENTORY BY MAINLINE ORIGIN
FINNEY STATION						0.01
[*CONFIDENTIAL*]						436,029.71
TOTAL OPENING INVENTORY						436,029.72

RECEIPTS
PHYSICAL RECEIPTS
[*CONFIDENTIAL*]
111 Received thru [*CONFIDENTIAL*] TERMINAL PL FROM LION OIL	02/01/11 07:00AM	02/01/11 10:27AM		37.0		8,434.73
112 Received thru [*CONFIDENTIAL*] TERMINAL PL FROM LION OIL	02/01/11 07:00AM	02/01/11 10:27AM		37.0		8,200.05
117 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/02/11 20:29PM	02/03/11 11:43AM		32.7		42,193.57
118 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/02/11 20:29PM	02/03/11 11:43AM		32.7		41,168.16
121 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/03/11 23:14PM	02/04/11 15:05PM		34.0		43,080.89
122 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/03/11 23:14PM	02/04/11 15:05PM		34.0		42,103.48
123 Received thru [*CONFIDENTIAL*] TERMINAL PL FROM LION OIL	02/04/11 15:13PM	02/06/11 06:33AM		39.3		42,943.30
124 Received thru [*CONFIDENTIAL*] TERMINAL PL FROM LION OIL	02/04/11 15:13PM	02/06/11 06:33AM		39.3		41,836.11
127 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/05/11 06:38AM	02/06/11 19:54PM		32.6		37,917.33
128 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/05/11 06:36AM	02/06/11 19:54PM		32.6		37,196.32
137 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/08/11 21:45PM	02/09/11 10:30AM		33.2		42,269.43
138 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/08/11 21:45PM	02/09/11 10:30AM		33.2		41,234.42
145 Received thru [*CONFIDENTIAL*] TERMINAL PL FROM LION OIL	02/10/11 09:54AM	02/11/11 02:18AM		38.8		45,525.58
146 Received thru [*CONFIDENTIAL*] TERMINAL PL FROM LION OIL	02/10/11 09:54AM	02/11/11 02:18AM		38.8		44,280.73
151 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/12/11 02:45AM	02/13/11 01:23AM		32.9		40,076.91
152 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/12/11 02:45AM	02/13/11 01:23AM		32.9		46,775.93
155 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/13/11 11:10AM	02/13/11 19:23PM		40.8		25,837.78
156 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/13/11 11:10AM	02/13/11 19:23PM		40.8		26,078.82
161 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/14/11 22:53PM	02/16/11 11:58AM		33.5		37,387.90
162 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/14/11 22:53PM	02/15/11 11:58AM		33.5		36,574.96
165 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/16/11 01:40AM	02/16/11 16:39PM		34.1		42,340.22
166 Received thru [*CONFIDENTIAL*] FROM LION OIL	02/16/11 01:40AM	02/16/11 16:39PM		34.1		41,374.24

[*CONFIDENTIAL*]

Inventory Status Statement

For Period Ended 28-Feb-2011

Summary

Shipper Number:	065
Shipper Name:	LION OIL TRADING & TRANSP.

Beginning Inventory Balance		(5,635.32)

Total Receipts For This Period	1,375,421.06
Total Deliveries For This Period	(1,374,820.06)

Total Month Activity	601.00

Ending Inventory Before GAIN/(LOSS)		(5,034.32)

Oil GAIN/(LOSS) For This Period	300.99

Ending Inventory Balance		(4,733.33)

Schedule H-10

[*CONFIDENTIAL*]

Shipper Inventory for

02/01/2011 to 03/01/2011

065 - Lion Oil Trading and Transp. [*CONFIDENTIAL*]

Batch ID	Batch Date	Tanker Name	Destination	Type	Receipts	Deliveries	Balance

Segregation: 01

	Starting Total For Seg: 01						906.15

	Current Total For Seg: 01				0.00	0.00	0.00

	Ending Seg Balance:						906.15

Segregation: 02

	Starting Total For Seg: 02						1,133.11

	Current Total For Seg: 02				0.00	0.00	0.00

	Ending Seg Balance:						1,133.11

Segregation: 04

	Starting Total For Seg: 04						612.32

	Current Total For Seg: 04				0.00	0.00	0.00

	Ending Seg Balance:						612.32

Segregation: 05

1XABL8015	02/03/2011	V.K. EDDIE	08	ABL	524,380.21
1ALCP0589	02/04/2011			S05		(74,898.84)
1CLCP0614	02/10/2011					(94,952.67)
1BLCP0655	02/20/2011					(39,978.34)
1XLCP0664	02/21/2011			S05		(109,736.87)
1ALCP0675	02/23/2011			S05		(129,994.30)
1BLCP0684	02/25/2011					(74,000.00)

	Starting Total For Seg: 05						11,202.22

	Current Total For Seg: 05				524,380.21	(523,561.02)	819.19

	Ending Seg Balance:						12,021.41

Segregation: 17

	Starting Total For Seg: 17						1,682.56

	Current Total For Seg: 17				0.00	0.00	0.00

	Ending Seg Balance:						1,682.56

Schedule H-11

Printed On: 8/10/2011 9:30 am

[*CONFIDENTIAL*]	MID-VALLEY
Pipeline Shipper Summary & Detail Report
7/1/2011 6:59:00AM to 8/1/2011 6:59:00AM

Shipper: J. ARON

Shipper Summary

[*CONFIDENTIAL*] STATION-[*CONFIDENTIAL*]	OPENING	RECEIPTS	DELIVERIES	GAIN \ LOSS	ADJ	PLA	ENDING
Product: 20009 - SEMI SWEET	939.60	0.00	-184,918.40	0.00	184,918.40	0.00	939.60
Product: 20011 - CONDENSATE	0.00	20,979.88	0.00	0.00	-20,979.88	0.00	0.00
Product: 30051 - SOUTHERN GREEN CANYON	0.00	0.00	0.00	0.00	0.00	0.00	0.00

[*CONFIDENTIAL*] STATION-[*CONFIDENTIAL*] Total:	939.60	20,979.88	-184,918.40	0.00	163,938.52	0.00	939.60

[*CONFIDENTIAL*] STATION-[*CONFIDENTIAL*]	OPENING	RECEIPTS	DELIVERIES	GAIN \LOSS	ADJ	PLA	ENDING
Product: 41 - EUGENE ISLAND	2,059.57	0.00	0.00	0.00	0.00	0.00	2,059.57
Product: 20003 - WEST TEXAS SOUR	80,615.72	270,000.00	-308,224.51	-119.00	0.00	0.00	42,272.21
Product: 20009 - SEMI SWEET	394.82	93,000.00	0.00	-71.00	-93,000.00	0.00	323.82
Product: 30050 - SOUTH LOUISIANA SWEET	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Product: 30051 - SOUTHERN GREEN CANYON	31,032.95	239,413.79	-194,901.97	-75.00	-70,938.52	0.00	4,531.25
Product: 30063 - WEST TEXAS INTERMEDIATE	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Product: 30147 - Gulf Coast Common	288.48	0.00	0.00	0.00	0.00	0.00	288.48

[*CONFIDENTIAL*] STATION-[*CONFIDENTIAL*] Total:	114,391.54	602,413.79	-503,126.48	-265.00	-163,938.52	0.00	49,475.33

Totals For J. ARON:	115,331.14	623,393.67	-688,044.88	-265.00	0.00	0.00	50,414.93

Printed On: 8/9/2011 8:56 am

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Pipeline Shipper Summary & Detail Report
7/1/2011 6:59:00AM to 8/10/2011 6:59:00AM

Shipper: J. ARON

Shipper Summary

[*CONFIDENTIAL*] PIPELINE SYSTEM	OPENING	RECEIPTS	DELIVERIES	GAIN \ LOSS	ADJ	PLA	ENDING
Product: 41 - EUGENE ISLAND	-30.28	0.00	0.00	0.00	0.00	0.00	-30.28
Product: 89 - SGC	37,642.71	295,307.64	-239,413.79	0.00	0.00	-147.65	93,388.91

[*CONFIDENTIAL*] PIPELINE SYSTEM Total:	37,612.43	295,307.64	-239,413.79	0.00	0.00	-147.65	93,358.63

Totals For J. ARON:	37,612.43	295,307.64	-239,413.79	0.00	0.00	-147.65	93,358.63

Printed On: 8/9/2011 9:58 am

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Pipeline Shipper Summary & Detail Report
7/1/2011 6:59:00AM to 8/1/2011 6:59:00AM

Shipper: J. ARON

Shipper Summary

[*CONFIDENTIAL*] CITY STATION-[*CONFIDENTIAL*]	OPENING	RECEIPTS	DELIVERIES	GAIN \ LOSS	ADJ	PLA	ENDING
Product: 20003 - WEST TEXAS SOUR	0.00	310,000.00	-309,138.60	-258.00	0.00	0.00	603.40
Product: 20009 - SEMI SWEET	-26.00	0.00	0.00	0.00	0.00	0.00	-26.00
Product: 30063 - WEST TEXAS INTERMEDIATE	0.00	0.00	0.00	0.00	0.00	0.00	0.00

[*CONFIDENTIAL*] CITY STATION-[*CONFIDENTIAL*] Total:	-26.00	310,000.00	-309,138.60	-258.00	0.00	0.00	577.40

Totals For J. ARON:	-26.00	310,000.00	-309,138.60	-258.00	0.00	0.00	577.40

Schedule H-12

[*CONFIDENTIAL*]

INVOICE

Monday, August 08, 2011

J. Aron & Company

Attention: [*CONFIDENTIAL*]

85 Broad Street, 5th Floor

TERMS: Upon Receipt
New York, NY	10004-	INVOICE # ODS7076-D

For your reference, listed below are the fees associated with your documentation. Please forward this invoice to the accounts payable department. *** Note: The attached documentation is for the sole use by the above listed company, and not intended for reproduction.

No Charge	0.00 Net @ NC

Shipper Transfer fee	234,751.00 ### $0.00200	=	$469.50
In Line Transfer fee	0.00 X	=

	234,751.00 Invoice Total		$469.50

J. Aron & Company is requested to pay the invoice amount of $469.50 for your transactions during July 2011.

Any questions regarding this statement should be directed to [*CONFIDENTIAL*],

[*CONFIDENTIAL*].

Payment should be made to:

By Mail	or	Wire Transfer

[*CONFIDENTIAL*]		[*CONFIDENTIAL*]

Schedule H-13

[*CONFIDENTIAL*]

J. Aron & Company		August 10, 2011
Attention: [*CONFIDENTIAL*]
200 West Street
New York, NY	10282-

The information contained herein is for the sole use of the above named company. [*CONFIDENTIAL*] does not accept responsibility for reproduction or transfer of the information.

Listed below are the transactions for J. Aron & Company at the following locations for the month of JULY 2011	Documentation # 7036-C

Location	BPD	Volume	Net	Crude	Ref. #	Received From			NC	Delivered To		API Gravity @60	Code
[*CONFIDENTIAL*] Terminal
	9,500	294,500.00		SGC	*	[*CONFIDENTIAL*]			NC	[*CONFIDENTIAL*] Terminal		*	G

										9,500	294,500.00	Sub Total

						9,500	294,500.00	Sub Total

9,500	294,500.00	Summary for SGC

9,500	294,500.00	Summary for [*CONFIDENTIAL*]

Gravity Code Reference
A - Memorandum Ticket - No Gravity Available	H - Weighted Average Gravity - Per [*CONFIDENTIAL*] P/I. Statement
B - Per Mid Valley P/I. Statement - No Gravity Available	I - Weighted Average Gravity
C - Per [*CONFIDENTIAL*] P/I. Statement - No Gravity Available	J - Weighted Average Gravity - Per Plains P/I. Statement
D - Per Cameron Hwy P/I. Statement - No Gravity Available	K - Weighted Average Gravity - Per [*CONFIDENTIAL*] P/I. Statement
E - Per Plains P/I. Statement - No Gravity Available
F - Per [*CONFIDENTIAL*] P/I. Statement - No Gravity Available
G - Per [*CONFIDENTIAL*] P/I. Statement - No Gravity Available

[*CONFIDENTIAL*] Customer Over/Short By Method Of Delivery From: 7/1/2011 6:59:00AM To 8/1/2011 6:59:00AM July 2011	DATE: 08/03/2011 TIME: 07:57:10

CUSTOMER # - 3307

CUSTOMER NAME - J. ARON - CHOPS

	RECIEPTS		DELIVERIES
METHOD	GROSS@60	NET	GROSS@60	NET

Pipeline	0.00	0.00	-295,455.38	-295,307.65

TOTALS FOR - J. ARON - CHOPS	0.00	0.00	-295,455.38	-295,307.65

	Beginning Book	Current Receipts	Current Deliveries	Ending Book	Transfers	Adjustments	Over/Short	Ending Physical

TOTAL STOCK	2,558.95	0.00	-295,307.65	-292,748.70	294,500.00	0.00	0.00	1,751.30

LINE FILL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

TOTAL	2,558.95	0.00	-295,307.65	-292,748.70	294,500.00	0.00	0.00	1,751.30

Schedule H-14

[*CONFIDENTIAL*] INVOICE / ACTIVITY STATEMENT - FEB 2011
LION OIL TRADING & TRANSPORTATION, INC	INVOICE:	59618	REMIT TO:	[*CONFIDENTIAL*]
P.O. BOX 23028	DATE:	MAR 08, 2011
JACKSON, MS 39225-3028	DUE:	NET 15

			WIRE TO:	[*CONFIDENTIAL*]

ACTIVITY	ALLOW OIL	VOLUME	TICKET #	DATE	TARIFF	RATE	DOLLARS

ORIGIN: [*CONFIDENTIAL*]
PRML NAME: [*CONFIDENTIAL*]
OPENING ORIGIN INVENTORY		24,535.89 BBL

RECEIPTS
[*CONFIDENTIAL*] 24* MAINLINE - [*CONFIDENTIAL*] OIL PIPELINE		56,000.00 BBL	SSP1104619680-	02/01/11			0.00

SUB-TOTAL RECEIPTS		56,000.00 BBL					$0.00

DELIVERIES
TRUNK
[*CONFIDENTIAL*] TERMINAL - [*CONFIDENTIAL*]	83.40 BBL	55,516.56 BBL	SSP1104619690-	02/01/11	FERC-SPLC-S-138-02	0.2259	12,541.19

SUB-TOTAL DELIVERIES		55,516.56 BBL					$12,541.19

CLOSING ORIGIN INVENTORY		24,935.93 BBL

TOTAL FOR INVOICE							$12,541.19

Contact: 405-239-5701	[*CONFIDENTIAL*]	Page 1 of 2
Shipper Status Report

February 2011

Customer:	LION OIL TRADING & TRANSPORTATION

System:	[*CONFIDENTIAL*]

Product	Receipt Custody Point	Delivery Custody Point		Beginning Inventory	Receipts	Deliveries	PLA	Ending Inventory
DSW	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]			0.00	695,000.00	0.00
	[*CONFIDENTIAL*]			3,223.00
	[*CONFIDENTIAL*]				695,000.00	0.00	0.00

Custody Point:		[*CONFIDENTIAL*]	TOTAL	3,223.00	695,000.00	695,000.00	0.00	3,223.00

Product:		DSW	TOTAL	3,223.00	695,000.00	695,000.00	0.00	3,223.00

System:		[*CONFIDENTIAL*]	TOTAL	3,223.00	695,000.00	695,000.00	0.00	3,223.00

Contact: 405-239-5701	[*CONFIDENTIAL*]	Page 1 of 2
Transfer Report
For the period 02/01/2011 to 03/01/2011

Customer:	LION OIL TRADING & TRANSPORTATION	Billable
Rate : $0.0065
System:	[*CONFIDENTIAL*]

RL/DL	Location	Close Date	Ticket #	From/to Customer	Product	Gravity	NSV
DL	[*CONFIDENTIAL*]	02/28/2011		[*CONFIDENTIAL*]	DSW	0 0	168,000.00
		02/28/2011		[*CONFIDENTIAL*]	DSW	0.0	186,000.00
		02/28/2011		[*CONFIDENTIAL*]	DSW	0.0	28,000.00
		02/28/2011		[*CONFIDENTIAL*]	DSW	0.0	313,000.00

Location [*CONFIDENTIAL*] Total							695,000.00

Movement Type DL Total							695,000.00

Schedule H-15

Tank Inventory - Api Volume

Date	g	For: Sunday, July 31, 2011

(All values are in Bbls)

Tank # and/or LF location			End Inv (net)
i			i
Product Name					Volume Inventory							Properties		Available		Operating
Tank Name	f	Product Desc	Net	Gross	Net Change	Product Gauge		Free Water	Free Water Gau		Temperature	Gravity		Inventory	Capacity	Capacity
LF 84 UNL			4,375	4,375	0			0			60.00 F	62.70	API	4,375	-4,375	0
LF ULS DIES			6,428	6,428	0			0			60.00 F	38.30	API	6,428	-6,428	0

T119			0	0	0	0’	0	0	0’	0	91.00 F	38.30	API	0	51,341	54,999
							0/0”			0/0”
T120			62,749	63,760	11,614	31’	10	0	0’	0	92.80 F	39.10	API	62,749	6,952	74,732
							1/2”			0/0”
T121			33,058	33,542	29,391	16’	9	0	0’	0	89.80 F	39.20	API	33,058	42,754	80,318
							1/4”			0/0”
T122			27,847	28,231	-35,446	14’	1	0	0’	0	88.30 F	38.80	API	27.847	48,268	80,529
							0/0”			0/0”
T540			62	62	-61	2’	5	0	0’	0	60.00 F	1.00	API	62	167	242
							0/0”			0/0”
DIESEL - UL”			130,143	132,023	5,498			0						130,143	143,054	290,621

EMULSION BREAKER (BETZ 2W158)

T600			25	25	-1	2’	9	0	0’	0	85.00 F	8.75	API	25	20	48
							0/0”			0/0”
EMULSION			25	25	-1			0						25	20	48

ES-1531

T554			59	60	0	6’	8	0	0’	0	152.00 F	-57.69	API	59	36	108
							0/0”			0/0”
T571			0	0	0	0’	0	0	0’	0	180.00 F	-57.69	API	0	129	142
							0/0”			0/0”
ES-1531			59	60	0			0						59	165	250

ETHANOL

T532			6,000	6,090	-218	9’	0	0	0’	0	87.90 F	46.60	API	6,000	24,670	31,443
							5/8”			0/0”
ETHANOL			6,000	6,090	-218			0						6,000	24,670	31,443

Schedule H-16

PIPELINE GAIN OR LOSS STMT.

APRIL INVENTORY - 05-01-12

BEG. INVENTORY
TANKS	237,340
LINE FILL	158,026

TOTAL BEGINNING INVENTORY	395,366

DIVISION OF INTEREST

LEASE RUN STATEMENTS	535,734

TOTAL D I RECEIPTS	535,734

OTHER RECEIPTS

CONTRACT PURCHASES

			[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
			990190	990193	990182	990188	990165	990186
CONTRACT - CRUDE OIL			0	22597	0	0	1908	167	24,672
MID VALLEY	990040	[*CONFIDENTIAL*]							637,823
[*CONFIDENTIAL*]	990181	FINNEY							1,102,025
CONDENSATE	990184	[*CONFIDENTIAL*]							0
CONDENSATE	99018	[*CONFIDENTIAL*]							0
SLOP RECEIVED IN MONTH									18,639
[*CONFIDENTIAL*] DELIVERS CRUDE TO LOTT 990150									14,027
[*CONFIDENTIAL*] - LEESBURG, TX 990192									7,185
[*CONFIDENTIAL*] @ DELEK TYLER REF 990194									16,635
[*CONFIDENTIAL*] @ LEESBURG-MAXIMUS 990195				NEW-APRIL					480
TOTAL OTHER RECEIPTS									1,821,485
TOTAL CRUDE AVAILABLE									2,752,585

DELIVERIES
REFINERY	D999003	EL DO REF							2,363,009
[*CONFIDENTIAL*] LEASE 999067									16,523
SLOP DELIVERED THROUGH R1-R2-R3									18,639
CONDENSATE	D999062	N. LA.							0
CONDENSATE	D999063	SEARCY							0
BONANZA CREEK DRIP CONDENSATE									702
[*CONFIDENTIAL*] D999039									1,040
[*CONFIDENTIAL*]									16,635
[*CONFIDENTIAL*] 999069				NEW-APRIL					480
TOTAL DELIVERIES									2,417,027

BOOK INVENTORY									335,558

Schedule H-17

LION OIL COMPANY

[*CONFIDENTIAL*] INVENTORY RECONCILIATION

FEB, 2011

REGULAR		PREM 92		PREM 91		PREM 93		MIDGRADE			ULTRA	TRANSMIX
	10% etoh-87	10% etoh-92		10% etoh-91		10% etoh-93		10% etoh-89		ETHANOL
8000000	8000002	8000005	8000006	8000009	8000008	8000011	8000010	8000014	8000015	8000016	8000017	8000032
269,335	0	0	0	0	0	237,594	0	0	0	53,032	842,707	74,508
4,737,141	0	0				0	0			337,062	2,165,213
(1,195,098)	(3,407,120)	(2,923)	(4,018)	(938)	(19,150)	(151,021)	(71,565)	(22,405)	(55,974)	0	(2,181,058)	(273,042)
4,410						3,192				(2,478)	(21,756)	0
(3,150,147)	3,407,120	2,923	4,018	938	19,150	(78,164)	71,565	22,405	55,974	(355,783)	0	0
0						0				0	(194,250)	259,014
0						0				0
0						0				0
						0
											0	0

665,641	0	0	0	0	0	11,601	0	0	0	31,833	610,856	60,480

[*CONFIDENTIAL*] BULK SALES REPORT

		Transfers out = sales								Cumulative sales for month
		i								i
shipper_acct_abbr	inventory_date	movement_type	product	description	rec_del	origin	destination	transport_type	daily_amt	month_to_date_amt	tender
JAR	5/21/2012 0:00	TRANSFERS IN	420	CONV. SUB-OCTANE GASOLINE 84	CIT	BAY			0	12000	0
JAR	5/21/2012 0:00	TRANSFERS IN	420	CONV. SUB-OCTANE GASOLINE 84	VR1	TXC			0	25000	0
JAR	5/21/2012 0:00	TRANSFERS OUT	420	CONV. SUB-OCTANE GASOLINE 84	EPM	ELD	ELD		0	-45000	0
JAR	5/21/2012 0:00	TRANSFERS OUT	420	CONV. SUB-OCTANE GASOLINE 84	EPM	TXC	TXC		0	-5000	0
JAR	5/21/2012 0:00	TRANSFERS OUT	420	CONV. SUB-OCTANE GASOLINE 84	HWR	ELD	ELD		-10000	-35000	0
JAR	5/21/2012 0:00	TRANSFERS IN	715	Ultra Low Sulfur Diesel	CIT	ELD			0	1986	0
JAR	5/21/2012 0:00	TRANSFERS IN	715	Ultra Low Sulfur Diesel	EX9	BEA			0	3500	0
JAR	5/21/2012 0:00	TRANSFERS OUT	715	Ultra Low Sulfur Diesel	CIT	ELD	ELD		0	-5000	0
JAR	5/21/2012 0:00	TRANSFERS OUT	715	Ultra Low Sulfur Diesel	MFA	ELD	ELD		0	-10000	0
JAR	5/21/2012 0:00	TRANSFERS OUT	715	Ultra Low Sulfur Diesel	NPT	ELD	ELD		0	-15000	0
JAR	5/21/2012 0:00	RECEIPTS	230	CONV. PREM. GASOLINE 93	LI1	ELD		PPL	0	36296	0
JAR	5/21/2012 0:00	RECEIPTS	230	CONV. PREM. GASOLINE 93	TEP	CAP		PPL	0	9702	0
JAR	5/21/2012 0:00	RECEIPTS	230	CONV. PREM. GASOLINE 93	TEP	PRR		PPL	0	7663	0
JAR	5/21/2012 0:00	RECEIPTS	230	CONV. PREM. GASOLINE 93	TEP	SAT		PPL	0	1000	0

RAIL DELIVERIES REPORT

[*CONFIDENTIAL*] CRUDE DELIVERIES TO 192 TANK BY RAIL - JUNE 2012

Date of rail delivery			Calculated delivered bbl (used for invoice)			Provides total meter reading		Loading location	Best estimate for who supplied bbl	Identifies bbl as Jaron or Lion
i			i			i		i	i	i
DATE	RAIL CAR #	CRUDE/ PRODUCT WEIGHT	DELIVERED BBLS.	CORR. GRAVITY	BSW	RECEIPT METER READINGS BBLS.	METER FACTOR	CRUDE/PRODUCT	SUPPLIER	LION/LOTT OR JARON?
6/15/2012	CBTX 734840	180,455	534.88	15.2				UNITY, CAN	[*CONFIDENTIAL*]	LION/LOTT
6/15/2012	TILX 315598	173,409	615.60	44.2				GARDENDALE, TX	[*CONFIDENTIAL*]	LION/LOTT
6/15/2012	UTLX 208789	185,751	653.41	42.6				GARDENDALE, TX	[*CONFIDENTIAL*]	LION/LOTT
6/15/2012	CTCX 731915	177,260	631.06	44.7				GARDENDALE, TX	[*CONFIDENTIAL*]	LION/LOTT
6/15/2012	GATX 33067	180,008	625.20	40.4				GARDENDALE, TX	[*CONFIDENTIAL*]	LION/LOTT
6/15/2012	TILX 315674	189,629	662.07	41.3				GARDENDALE, TX	[*CONFIDENTIAL*]	LION/LOTT
6/15/2012	UTLX 209943	196,037	680.08	40.2				GARDENDALE, TX	[*CONFIDENTIAL*]	LION/LOTT
METER CLOSE						64,635.46
TOTAL			5,486.09			5,558.78

Schedule H-18

LOTT CRUDE DELIVERIES TO 192 TANK BY RAIL - DECEMBER 2013
Date of rail delivery			Calculated delivered bbl (used for invoice)			Provides total meter reading		Loading location		Identifies bbl as Jaron or Lion
i			i			i		i		i
DATE	RAIL CAR #	CRUDE/ PRODUCT WEIGHT	DELIVERED BBLS.	CORR. GRAVITY	BSW	RECEIPT METER READINGS BBLS.	METER FACTOR	CRUDE/ PRODUCT	SUPPLIER	LION/LOTT OR JARON?	CONTRACT #	CRUDE TYPE
METER OPEN						1,907,987.00	1.0089
12/2/2013	CBTX 729958	177,922	519.1	12.9				Mannville, AL CAN	[*CONFIDENTIAL*]	LION/LOTT	Predatormannville_NOV13	LLK
12/2/2013	CBTX 725431	178,915	528.5	14.7				Unity, CAN	[*CONFIDENTIAL*]	LION/LOTT	NSS-20257	LLK
12/2/2013	CBTX 725815	178,371	528.0	15.0				Unity, CAN	[*CONFIDENTIAL*]	LION/LOTT	NSS-20257	LLK
12/2/2013	CBTX 725428	180,602	533.1	14.6				Unity, CAN	[*CONFIDENTIAL*]	LION/LOTT	NSS-20257	LLK
12/2/2013	NATX 303952	189,225	615.5	29.5				Whitecourt, CAN	[*CONFIDENTIAL*]	LION/LOTT	NSS-20258	Peace Sour
12/2/2013	CBTX 725970	174,489	513.0	14.0				Unity, CAN	[*CONFIDENTIAL*]	LION/LOTT	NSS-20257	LLK
12/2/2013	CBTX 725973	176,299	515.8	13.3				Unity, CAN	[*CONFIDENTIAL*]	LION/LOTT	NSS-20257	LLK
12/2/2013	CBTX 725972	177,403	522.6	14.3				Unity, CAN	[*CONFIDENTIAL*]	LION/LOTT	NSS-20257	LLK
12/2/2013	CITX 221068	193,468	669.6	39.8				Rimbey, AB CAB	[*CONFIDENTIAL*]	LION/LOTT	Nv13 CO EIDor TC	MSW
12/2/2013	PROX 44635	191,844	668.6	41.0				Rimbey, AB CAB	[*CONFIDENTIAL*]	LION/LOTT	Nv13 CO EIDor TC	MSW
12/2/2013	SRIX 80053	178,952	529.7	15.0				Bruderheim, AB CAN	[*CONFIDENTIAL*]	LION/LOTT	DK13TS00008	Bitumen
12/2/2013	PROX 75870	181,837	538.6	15.1				Calmar, CAN	[*CONFIDENTIAL*]	LION/LOTT	86318-5219	Bitumen
12/2/2013	TAEX 996	184,833	595.3	27.9				Tilley, CAN	[*CONFIDENTIAL*]	LION/LOTT	BRTS015524_NOV13	Bow River Countess
12/2/2013	TILX 261028	176,765	542.2	20.3				Alliance, AB CAN	[*CONFIDENTIAL*]	LION/LOTT	VITOL_NOV13	Bow River South
12/2/2013	CAGX 980067	174,942	536.2	20.2				Alliance, AB CAN	[*CONFIDENTIAL*]	LION/LOTT	VITOL_NOV13	Bow River South
12/2/2013	UTLX 212033	194,756	678.4	40.9				Rimbey, AB CAB	[*CONFIDENTIAL*]	LION/LOTT	Nv13 CO EIDor TC	MSW
12/2/2013	UTLX 209143	195,999	683.5	41.1				Rimbey, AB CAB	[*CONFIDENTIAL*]	LION/LOTT	Nv13 CO EIDor TC	MSW
12/2/2013	TILX 290451	195,433	680.8	40.9				Rimbey, AB CAB	[*CONFIDENTIAL*]	LION/LOTT	Nv13 CO EIDor TC	MSW
12/2/2013	UTLX 210089	168,877	526.5	22.8				Sayre, OK	[*CONFIDENTIAL*]	LION/LOTT	40772768696-2-1	Oklahoma Sweet
METER CLOSE						1,918,849.00
TOTAL			10,924.93			10,958.67

METER OPEN						1,918,849.00	1.0089
12/3/2013	CBTX 728004	169,757	543.0	26.8				Tilley, CAN	[*CONFIDENTIAL*]	LION/LOTT	BRTS015524_NOV13	Bow River Countess
12/3/2013	CBTX 728025	168,130	538.1	26.8				Tilley, CAN	[*CONFIDENTIAL*]	LION/LOTT	BRTS015524_NOV13	Bow River Countess
									h
									Best estimate for who supplied bbl

Schedule H-19

SCHEDULE I

SCHEDULE I

Initial Inventory Targets

	29-Apr-11	31-May-11	30-Jun-11
Crude	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Gasoline	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]		(1)

Diesel	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]		(1)

Catfeed	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Slurry	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]		(1)

Slop	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]		(1)

LPG	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]		(1)

(1)	Aron to provide per deadlines in Schedule D

NY2-686749

SCHEDULE J

SCHEDULE J

Scheduling and Communications Protocol

CRUDE OIL AND FEEDSTOCKS

Trade Execution Protocol:

To the extent Delek requests that J. Aron consider purchasing Crude Oil outside the Existing Procurement Contracts, the following steps need to be followed as soon as trade details are available;

1)	Company to provide to J. Aron via e-mail a trade sheet(s) specifying all negotiated trade details & terms, as soon as available. (See template in Schedule Q.)

2)	J. Aron to confirm to Company via e-mail if it agrees with all economics & terms.

3)	If any amendments are made to the original trade sheet, Company will provide a final revised trade sheet for documentation.

4)	All trade execution communications should be sent to J. Aron at:

Scheduling Protocol:

J. Aron shall perform the following:

•	Designate a crude oil scheduler who will be the primary person responsible for performing and communicating to Company all J. Aron obligations of the Supply and Offtake Agreement. All scheduling communications to J. Aron should be sent to:

[*CONFIDENTIAL*]

•	Upon receipt from the Company, nominate the Company’s monthly Crude Oil requirements to third party Crude Oil suppliers in accordance with third party terms and conditions following standard industry practice.

•	Upon receipt from the Company, nominate the Company’s monthly Crude Oil requirements to the respective Pipeline Operator in accordance with the applicable tariffs following standard industry practice.

•	Upon receipt from the Company, communicate all nominations to or from third parties for pipeline receipts or deliveries in accordance with third party terms and conditions / standard industry practice.

•	Upon receipt from the Company, promptly communicate any grade and quantity changes to third parties Suppliers and/or Pipeline Operators prior to and within the flow month.

Company shall perform the following:

•	Designate a crude oil scheduler who will be the primary person responsible for performing and communicating to J. Aron all Company’s obligations of the Amended and Restated Supply and Offtake Agreement.

All scheduling communications to Company should be sent to:

•	Provide J. Aron with all monthly Crude Oil Requirements in accordance with the Supply and Offtake Agreement and any third party Crude Oil supplier’s terms and conditions. In the event of a conflict, third party suppliers terms and conditions to govern.

•	Promptly notify J. Aron of any changes or modifications to the monthly Crude Oil requirements

•	Accept and clear J. Aron’s nominations for third party pipeline receipts or deliveries.

•	Within the flow month, liaise directly with Pipeline Operators to make adjustments to the delivery schedule for Crude Oil volumes previously nominated by J Aron

•	Promptly communicating delivery schedule adjustments to J. Aron.

PRODUCTS

Trade Execution Protocol for Included Transactions:

1)	Company to provide J. Aron via e-mail a trade sheet(s) specifying all negotiated trade details & terms, as soon as available. (See template in Schedule Q.)

2)	J. Aron to confirm via e-mail acceptance of all economics & terms.

3)	If any amendments are made to the original trade sheet, Company will provide a final revised trade sheet for documentation.

4)	All trade execution communications should be sent to J. Aron at:

Excluded Transactions Protocol:

1)	Upon entering into an Excluded Transaction, J. Aron will provide to Company, via email, a trade sheet(s), in the form of the Excluded Transaction Trade Sheet (see template in Schedule T.).

Scheduling Protocol:

J. Aron shall perform the following:

•	Designate a refined product scheduler who will be the primary person responsible for performing and communicating to Company all Aron obligations of the Supply and Offtake Agreement. All scheduling communications to J. Aron should be sent to:

[*CONFIDENTIAL*]

•	Upon receipt from the Company, communicate all nominations to Pipeline Operator in accordance with the FERC Rules and Regulations / standard industry practice.

•	Promptly communicate to Company any quantity or date changes or modifications to Aron’s prior nominations prior to and within the flow month.

Company shall perform the following:

•	Designate a refined product scheduler who will be the primary person responsible for performing and communicating to Aron all Company obligations of the Supply and Offtake Agreement. All scheduling communications to Company should be sent to: [*CONFIDENTIAL*]

•	Provide J. Aron with all monthly Products Nominations in accordance with the Supply and Offtake Agreement.

•	Company shall promptly communicate their acceptance to J. Aron’s nominations.

•	Company shall promptly communicate their acceptance to any changes or modifications to J. Aron’s nominations.

•	Within the flow month, liaise directly with Terminal and Pipeline Operators to make adjustments to the delivery schedule for Products volumes previously nominated by J Aron

•	Promptly communicating delivery schedule adjustments as well as Pipeline and Terminal operational issues to J. Aron.

SCHEDULE K

SCHEDULE K

Monthly Excluded Transaction Fee Determination

Gasoline:

For all gasoline sold in an Excluded Transaction, the per barrel Adjustment for such gasoline shall equal $[*CONFIDENTIAL*] per gallon.

Diesel:

For all diesel sold in an Excluded Transaction, the per barrel Adjustment for such diesel shall equal $[*CONFIDENTIAL*] per gallon.

SCHEDULE L

Schedule L

Monthly Working Capital Adjustment

To determine the Monthly Working Capital Adjustment for any month, Aron shall apply the following procedures:

1. Aron shall calculate the Net Working Capital Balance for such month. “Net Working Capital Balance” means, for any month, the sum of the Long Crude FIFO Value, the Short Crude FIFO Value, all Long Product FIFO Values and all Short Product FIFO Values, each as of the end of such month, which sum may be positive or negative.

2. If the Net Working Capital Balance is positive, then Aron shall compute the amount of interest that would have accrued on such amount during the relevant month, at a rate equal to LIBOR plus (A) for any period prior to the Adjustment Date, [*CONFIDENTIAL*]% and (B) for any period from and after the Adjustment Date, the greater of (i) [*CONFIDENTIAL*]% and (ii) [*CONFIDENTIAL*]. In such case, the product of such positive amount and negative one shall be the “Monthly Working Capital Adjustment” for such month, which shall represent an amount due to Aron in the Monthly True-up Amount.

3. If the Net Working Capital Balance is negative, then Aron shall compute the amount of interest that would have accrued on such amount during the relevant month, at a rate equal to LIBOR, computed on the basis of actual days elapsed over a 365 day year, which shall result in a negative amount. In such case, the absolute value of such amount shall be the “Monthly Working Capital Adjustment” for such month, which shall represent an amount due to the Company in the Monthly True-up Amount. As used above, LIBOR means, for any month, the rate for one-month deposits in U.S. Dollars, as quoted on Reuters page LIBOR01 (or such other page as may replace that page on that service) as of 11:00 a.m., London, England time, on the second Business Day prior to such month; provided that if any such day is not a London banking day, LIBOR for such day shall be LIBOR for the immediately preceding London banking day. If such quote is not available, then LIBOR shall be determined as the average of the rate at which overnight deposits in U.S. Dollars are offered by leading banks in the London inter-bank market.

NY2-728024

SCHEDULE M

SCHEDULE M

Notices

If to the Company, to:

Fred Green President and Chief Operating Officer 7102 Commerce Way Brentwood, Tennessee 37027 Fred.Green@delekus.com	Assi Ginzburg Executive Vice President and Chief Financial Officer 7102 Commerce Way Brentwood, Tennessee 37027 Assi.Ginzburg@mapcoexpress.com

If to Aron, to:

Trading and Sales:

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

[*CONFIDENTIAL*]

Scheduling:

Primary: [*CONFIDENTIAL*]

Schedule M-1

NY2-672959

Alternate:

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Outgoing Confirmations:

Primary: [*CONFIDENTIAL*]	Alternate: [*CONFIDENTIAL*]

Invoicing/Statements/Payments:

Primary:

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Alternate:

[*CONFIDENTIAL*]

General Notices:

Schedule M-2

NY2-672959

[*CONFIDENTIAL*]

Schedule M-3

NY2-672959

SCHEDULE N

SCHEDULE N

FIFO Balance Final Settlements

The “FIFO Balance Final Settlement” shall be determined as follows:

1. As of the Termination Date, the Short Crude FIFO Position, Long Crude FIFO Position, Short Product FIFO Positions (for all Products) and Long Product FIFO Positions (for all Products) shall be calculated as if such Termination Date were the end of a month.

2. If such Short Crude FIFO Position does not equal zero, then the “Final Short Crude Value” shall equal:

(Step-Out Price x Short Crude FIFO Position) - (Short Crude FIFO Value)

3. If such Long Crude FIFO Position does not equal zero, then the “Final Long Crude Value” shall equal:

(Step-Out Price x Long Crude FIFO Position) – (Long Crude FIFO Value)

4. For each Short Product FIFO Position that does not equal zero, the “Final Short Product Value” shall equal:

(Step-Out Price x Short Product FIFO Position) - (Short Product FIFO Value)

5. For each Long Product FIFO Position that does not equal zero, the “Final Long Product Value” shall equal:

(Step-Out Price x Long Product FIFO Position) – (Long Product FIFO Value)

6. The “FIFO Balance Final Settlement” shall equal the sum of all amounts determined under items 2 through 5 above; provided that if such sum is a positive number it shall be due to the Company and it such amount is a negative number, the absolute value thereof shall be due to Aron.

7. For purposes of including the FIFO Balance Final Settlement in the Termination Amount, if such amount is due to Aron, it will be included therein as a positive number and if such amount is due to the Company, it will be included therein as a negative numbers.

N-1

SCHEDULE O

SCHEDULE O

MTD Performance Report

Distribution: ACCTG

From Friday, April 01, 2011 to Thursday, April 21, 2011

(All values are in Bbls)

Products	Inventory Monthly Initial	Movements Monthly Final	Daily Production Shipments	Ave Daily Production Receipts	Monthly Production Reclass	Volume	%	Volume	%	Volume	%

CRUDE OIL	100,291	0	1,594,316	0	81,638	94.65	75,850	94.05	1,592,851	94.05
101,755

Total Crude	100,291	101,755	0	1,594,316	0	81,638	94.65	75,850	94.05	1,592,851	94.05

CONDENSATE	6,346	0	7,980	0	451	0.52	471	0.58	9,891	0.58
4,435

DISTILLATE BLEND	0	0	33,308	0	1,819	2.11	1,586	1.97	33,308	1.97
0

FCC FEED STOCK	0	0	25,366	0	1,260	1.46	1,208	1.50	25,366	1.50
0

ISOBUTANE	3,732	0	10,010	0	463	0.54	480	0.60	10,083	0.60
3,659

NAPHTHA (REF. FD	5,308	0	0	0	0	-0.00	116	0.14	2,434	0.14
2,874

NATURAL GASOLINE	0	0	12,381	0	618	0.72	590	0.73	12,381	0.73
0

Schedule O – 1

Products	Inventory Monthly Initial	Movements Monthly Final	Daily Production Shipments	Ave Daily Production Receipts	Monthly Production Reclass	Volume	%	Volume	%	Volume	%
SBS CONCENTRATE	0	0	3,073	0			146	0.18	3,073	0.18
0

SLOP MIX	0	0	4,206	0			200	0.25	4,206	0.25
0

Total Other Charges	15,385	10,968	0	96,325	0	4,612	5.35	4,797	5.95	100,742	5.95

Total Charges	115,676	112,723	0	1,690,641	0	86,250	100.00	80,647	100.00	1,693,594	100.00

DEISEL - ULTRA L	0	41,830	0	0	2,140	2.48	1,992	2.47	41,830	2.47
0

DIESEL - LO SULF	0	0	0	0	0	-0.00	31	0.04	653	0.04
653

DIESEL - ULTRA L	114,455	567,609	0	0	28,056	32.53	26,671	33.07	560,091	33.07
106,936

FUEL CENTER DIES	208	0	0	0	-11	-0.01	-5	-0.01	-97	-0.01
111

Total Distillates	114,663	107,700	609,439	0	0	30,186	35.00	28,689	35.57	602,477	35.57

140/160 PEN ASPH	24,380	29,704	0	0	4,062	4.71	1,345	1.67	28,245	1.67
22,921

FLUX	88,135	211,259	0	0	16,480	19.11	11,800	14.63	247,793	14.63
124,670

AC-15P	0	442	0	0			21	0.03	442	0.03
0

ASPHALT PAVING	1,537	0	0	0	-1,117	-1.30	66	0.08	1,383	0.08

Schedule O – 2

Products	Inventory Monthly Initial	Movements Monthly Final	Daily Production Shipments	Ave Daily Production Receipts	Monthly Production Reclass	Volume	%	Volume	%	Volume	%
2,920

BUTANE FROM STOR	16,018	16,863	0	0	0	-0.00	1,903	2.36	39,955	2.36
39,110

CARBON BLACK OIL	6,361	17,123	0	0	746	0.86	952	1.18	19,989	1.18
9,227

NO. 15 NaHS	19,033	0	0	0	-844	-0.98	-306	-0.38	-6,425	-0.38
12,608

PG 64-22	317,573	46,722	0	0	-3,195	-3.70	-435	-0.54	-9,140	-0.54
261,711

PG 64-22 (HEN)	0	13,845	0	0	660	0.77	659	0.82	13,845	0.82
0

PG 64-22OK	0	19,519	0	0	1,227	1.42	929	1.15	19,519	1.15
0

PG 70-28 OK	0	3,233	0	0	574	0.66	154	0.19	3,233	0.19
0

PG 76-28 OK	0	6,605	0	0			315	0.39	6,605	0.39
0

PG70-22	3,130	1,092	0	0	-827	-0.96	75	0.09	1,581	0.09
3,619

PG70-22A	0	13,163	0	0	148	0.17	627	0.78	13,163	0.78
0

PG70-22M/PAC30	0	966	0	0	138	0.16	46	0.06	966	0.06
0

Schedule O – 3

Products	Inventory Monthly Initial	Movements Monthly Final	Daily Production Shipments	Ave Daily Production Receipts	Monthly Production Reclass	Volume	%	Volume	%	Volume	%
PG70-22S	0	7,557	0	0	543	0.63	360	0.45	7,557	0.45
0

PG76-22	6,739	2,918	0	0	152	0.18	156	0.19	3,282	0.19
7,103

PROPANE	613	5,462	0	0	234	0.27	251	0.31	5,262	0.31
413

PROPANE-PROPYLEN	1,012	29,278	0	0	1,174	1.36	1,365	1.69	28,658	1.69
391

PROTECTIVE COATI	39	0	0	0	0	-0.00	5	0.01	95	0.01
134

ROAD OIL - IN PL	437	0	0	0	0	-0.00	1	0.00	17	0.00
455

SODIUM HYDROSULF	0	16,643	0	0	1,228	1.42	793	0.98	16,643	0.98
0

STY-206	0	973	0	0			46	0.06	973	0.06
0

Sulfur	194	4,960	0	0	196	0.23	236	0.29	4,947	0.29
180

Total Finished Others	485,202	485,463	448,326	0	0	21,576	25.02	21,361	26.49	448,586	26.49

87 OCTANE REGULA	72,663	586,353	0	0	29,915	34.68	29,344	36.39	616,234	36.39
102,545

89 OCTANE MID-GR	0	1,466	0	0	24	0.03	70	0.09	1,466	0.09
0

Schedule O – 4

Products	Inventory Monthly Initial	Movements Monthly Final	Daily Production Shipments	Ave Daily Production Receipts	Monthly Production Reclass	Volume	%	Volume	%	Volume	%

92 OCTANE PREMIU	0	566	0	0			27	0.03	566	0.03
0

93 OCTANE SUPER	41,540	34,521	0	0	12	0.01	1,128	1.40	23,691	1.40
30,709

Total Gasolines	114,203	133,254	622,906	0	0	29,950	34.72	30,569	37.91	641,957	37.91

#4DIE/KERO/#7LCO	23,757	0	0	0	-296	-0.34	200	0.25	4,208	0.25
27,965

ALKYLATE	4,631	0	0	0	-124	-0.14	-123	-0.15	-2,579	-0.15
2,052

ISOMATE	4,447	0	0	0	-123	-0.14	-178	-0.22	-3,742	-0.22
705

NO. 11 DAGO	0	0	0	0	0	-0.00	0	-0.00	0	-0.00
0

NO. 11 Solvent M	77	0	0	0	0	-0.00	0	-0.00	-1	-0.00
76

NO. 14 GC CRKED	27,324	0	0	0	-52	-0.06	-499	-0.62	-10,483	-0.62
16,841

NO. 14 GC DEP BT	1,052	0	0	0	-37	-0.04	-1	-0.00	-26	-0.00
1,026

NO. 14 SG N-BUTA	1,097	0	0	0	631	0.73	-18	-0.02	-369	-0.02
728

Schedule O – 5

Products	Inventory Monthly Initial	Movements Monthly Final	Daily Production Shipments	Ave Daily Production Receipts	Monthly Production Reclass	Volume	%	Volume	%	Volume	%
NO. 4 ST. RUN GA	37,647	0	0	0	-747	-0.87	-371	-0.46	-7,786	-0.46
29,861

NO. 4 STAB. LT.	3,225	0	0	0	-173	-0.20	18	0.02	376	0.02
3,601

NO. 4 VACUUM GAS	51,845	0	0	0	563	0.65	-935	-1.16	-19,629	-1.16
32,216

NO. 5 MIXED BUTA	299	0	0	0	-51	-0.06	1	0.00	17	0.00
316

PLATFORMATE	3,129	0	0	0	-85	-0.10	31	0.04	646	0.04
3,776

SLOP ASPHALT	2,378	0	0	0	0	-0.00	-61	-0.08	-1,279	-0.08
1,099

SLOP OIL	3,680	27,546	3,207	0	4,160	4.82	1,122	1.39	23,569	1.39
2,910

Total Intermediates	164,588	123,172	27,546	3,207	0	3,666	4.25	-813	-1.01	-17,077	-1.01

#10 CHG HTR TO F	0	0	95	0	-5	-0.01	-5	-0.01	-95	-0.01
0

#10 STP REB TO F	0	0	54	0	-2	-0.00	-3	-0.00	-54	-0.00
0

#11 ASP HTR TO F	0	0	3	0	0	-0.00	0	-0.00	-3	-0.00
0

#12 CHG HTR TO F	0	0	655	0	-28	-0.03	-31	-0.04	-655	-0.04
0

Schedule O – 6

Products	Inventory Monthly Initial	Movements Monthly Final	Daily Production Shipments	Ave Daily Production Receipts	Monthly Production Reclass	Volume	%	Volume	%	Volume	%
#16 ASP PLT FG	0	0	307	0	-20	-0.02	-15	-0.02	-307	-0.02
0

#17 SCOT HTR TO	0	0	63	0	-3	-0.00	-3	-0.00	-63	-0.00
0

#18 BOILER TO FG	0	0	1,648	0	-81	-0.09	-78	-0.10	-1,648	-0.10
0

#19 BOILER TO FG	0	0	1,618	0	-81	-0.09	-77	-0.10	-1,618	-0.10
0

#20 BOILER TO FG	0	0	1,604	0	-81	-0.09	-76	-0.09	-1,604	-0.09
0

#25 FD HTR NG FU	0	0	1,470	0	-70	-0.08	-70	-0.09	-1,470	-0.09
0

#25 REF 1 FUEL G	0	0	176	0	-6	-0.01	-8	-0.01	-176	-0.01
0

#25 REF 2 FUEL G	0	0	166	0	-6	-0.01	-8	-0.01	-166	-0.01
0

#4 ATM HTR TO FG	0	0	2,804	0	-131	-0.15	-134	-0.17	-2,804	-0.17
0

#4 PF REB TO FG	0	0	463	0	-21	-0.02	-22	-0.03	-463	-0.03
0

#4 VAC HTR TO FG	0	0	2,274	0	-104	-0.12	-108	-0.13	-2,274	-0.13
0

#6 CHG HTR TO FG	0	0	199	0	-10	-0.01	-9	-0.01	-199	-0.01
0

Schedule O – 7

Products	Inventory Monthly Initial	Movements Monthly Final	Daily Production Shipments	Ave Daily Production Receipts	Monthly Production Reclass	Volume	%	Volume	%	Volume	%
#6 REB HTR TO FG	0	0	2	0	0	-0.00	0	-0.00	-2	-0.00
0

#6 STP REB TO FG	0	0	226	0	-11	-0.01	-11	-0.01	-226	-0.01
0

#7 CHG HTR TO FG	0	0	911	0	-43	-0.05	-43	-0.05	-911	-0.05
0

#8 CHG HTR TO FG	0	0	557	0	-30	-0.03	-27	-0.03	-557	-0.03
0

#9 CHG REB TO FG	0	0	802	0	-38	-0.04	-38	-0.05	-802	-0.05
0

#9 PLAT HTR TO F	0	0	2,829	0	-123	-0.14	-135	-0.17	-2,829	-0.17
0

#9 STB REB TO FG	0	0	315	0	-13	-0.02	-15	-0.02	-315	-0.02
0

FRESH CAUSTIC	5,553	3,989	2,784	0	0	-0.00	26	0.03	542	0.03
4,890

FUEL CONSUMPTION	0	16,639	0	0	727	0.84	792	0.98	16,639	0.98
0

INCIN DUTY	0	0	195	0	-8	-0.01	-9	-0.01	-195	-0.01
0

NO. 14 SPL REB T	0	0	593	0	-28	-0.03	-28	-0.04	-593	-0.04
0

NSPS GAS TO FLAR	0	31	0	0	0	-0.00	1	0.00	31	0.00
0

Schedule O – 8

Products	Inventory Monthly Initial	Movements Monthly Final	Daily Production Shipments	Ave Daily Production Receipts	Monthly Production Reclass	Volume	%	Volume	%	Volume	%

PMA HOT OIL HTR	0	0	59	0	-2	-0.00	-3	-0.00	-59	-0.00
0

PURCHASED ARKLA-	0	0	4,732	0	-273	-0.32	-225	-0.28	-4,732	-0.28
0

Purchased Arkla-	0	0	2,103	0	-109	-0.13	-100	-0.12	-2,103	-0.12
0

TK HOT OIL HTR T	0	0	25	0	-2	-0.00	-1	-0.00	-25	-0.00
0

Total Others	5,553	4,890	20,659	29,734	0	-606	-0.70	-464	-0.57	-9,737	-0.57

Total Yields	884,209	854,479	1,728,876	32,941	0	84,772	98.29	79,343	98.38	1,666,206	98.38

Loss/Gain	-1,478	-1.71	-1,304	-1.62	-27,388	-1.62

Date Reconciled: Friday, April 22, 2011 10:54:00 AM

Print Date: Friday, April 22, 2011 4:21:50 PM

Printed By: [*CONFIDENTIAL*]

Schedule O – 9

SCHEDULE P

Product Tag	Product Group	Product Description	Grade	Location	Report
no tag	Gasoline	LF- 87 UNL	87NoLead	El Dorado Linefill	Tank Inventory- Api Volume
no tag	Gasoline	LF- 93 UNL	93NoLead	El Dorado Linefill	Tank Inventory- Api Volume
no tag	Gasoline	(400) CONV. REG 87	87NoLead	Enterprise	Ent-[*CONFIDENTIAL*] Inventory by Origin
no tag	Gasoline	(230) CONV. PREM 93	93NoLead	Enterprise	Ent-[*CONFIDENTIAL*] Inventory by Origin
CONV. REG. 87	Gasoline	CONV. REGULAR GASOLINE 87	87NoLead	Enterprise	[*CONFIDENTIAL*] Inven Daily
06402-22	Asphalt	0/10 PEN ASPHALT	Asphalt	Refinery	Advisor
06401-26	Asphalt	140/160 PEN ASPHALT	Asphalt	Refinery	Advisor
06011-02	Asphalt	250/300 VIS FLUX	Asphalt	Refinery	Advisor
no tag	Asphalt	250/300 visc flux (vtb)	Asphalt	[*CONFIDENTIAL*]	Facility Inventory Worksheet EOM
no tag	Asphalt	64-22	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	70-22	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	70-28	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	76-22	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	76-28	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	AC-10-2TR	Asphalt	[*CONFIDENTIAL*]	Inventory Analysis- EOM
no tag	Asphalt	AC-10-2TR	Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Lion Oil Terminal Inventory
no tag	Asphalt	AC-12-5TR	Asphalt	[*CONFIDENTIAL*]	Inventory Analysis- EOM
no tag	Asphalt	AC-12-5TR	Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Lion Oil Terminal Inventory
no tag	Asphalt	AC-15P	Asphalt	[*CONFIDENTIAL*]	Inventory Analysis- EOM
no tag	Asphalt	AC-15P	Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Lion Oil Terminal Inventory
no tag	Asphalt	AC-15P	Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Lion Oil Terminal Inventory
no tag	Asphalt	AC-20-5TR	Asphalt	[*CONFIDENTIAL*]	Inventory Analysis- EOM
no tag	Asphalt	AC-20-5TR	Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Lion Oil Terminal Inventory
no tag	Asphalt	Asphalt Extender	Asphalt	[*CONFIDENTIAL*]	Facility Inventory Worksheet EOM
CONV. PREM 93	Gasoline	CONV. PREM GASOLINE 93	93NoLead	Enterprise	[*CONFIDENTIAL*] Inven Daily
no tag	Gasoline	N	87NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Daily Report
no tag	Gasoline	A	91NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Daily Report
no tag	Gasoline	X	ULSD	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Daily Report
no tag	Gasoline	N	87NoLead	[*CONFIDENTIAL*]	Summary of Inventory in Custody EOM
no tag	Gasoline	A	91NoLead	[*CONFIDENTIAL*]	Summary of Inventory in Custody EOM
no tag	Gasoline	87 REG	87NoLead	[*CONFIDENTIAL*]	Lion Oil [*CONFIDENTIAL*] Inventory Reconcilliation EOM

no tag	Gasoline	MID-GR	89NoLead	[*CONFIDENTIAL*]	Lion Oil [*CONFIDENTIAL*] Inventory Reconcilliation EOM
no tag	Gasoline	91 PREM	91NoLead	[*CONFIDENTIAL*]	Lion Oil [*CONFIDENTIAL*] Inventory Reconcilliation EOM
no tag	Gasoline	92 PREM	92NoLead	[*CONFIDENTIAL*]	Lion Oil [*CONFIDENTIAL*] Inventory Reconcilliation EOM
no tag	Gasoline	93 PREM	93NoLead	[*CONFIDENTIAL*]	Lion Oil [*CONFIDENTIAL*] Inventory Reconcilliation EOM
12051-00	Gasoline	87 OCTANE REGULAR GASOLINE	87NoLead	[*CONFIDENTIAL*]	Tank Inventories [*CONFIDENTIAL*]
13063-00	Gasoline	93 OCTANE PREMIUM GASOLINE	93NoLead	[*CONFIDENTIAL*]	Tank Inventories [*CONFIDENTIAL*]
no tag	Gasoline	Unleaded	87NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] EOM
no tag	Gasoline	SUB GRADE REGULAR	87NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] EOM
no tag	Gasoline	Midgrade	89NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] EOM
no tag	Gasoline	SUB GRADE MIDGRADE	89NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] EOM
no tag	Gasoline	Premium 91	91NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] EOM
no tag	Gasoline	Premium 92	92NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] EOM
no tag	Gasoline	Premium	93NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] EOM
no tag	Gasoline	SUB GRADE PREMIUM	93NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] EOM
no tag	Gasoline	REGULAR	87NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Terminal Daily Report
no tag	Gasoline	MIDGRADE	89NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Terminal Daily Report
no tag	Gasoline	91 PREMIUM	91NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Terminal Daily Report
no tag	Gasoline	92 PREMIUM	92NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Terminal Daily Report
no tag	Gasoline	PREMIUM	93NoLead	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Terminal Daily Report
12050-00	Gasoline	84 OCTANE SUB-GRADE GASOLINE	84NoLead	Refinery	Advisor
12051-00	Gasoline	87 OCTANE REGULAR GASOLINE	87NoLead	Refinery	Advisor
14000-00	Gasoline	89 OCTANE MID-GRADE GASOLINE	89NoLead	Refinery	Advisor
13055-00	Gasoline	92 OCTANE PREMIUM GASOLINE	92NoLead	Refinery	Advisor
13063-00	Gasoline	93 OCTANE SUPER PREMIUM GASOLINE	93NoLead	Refinery	Advisor
00600-00	Gasoline	NAPHTHA 200/400	BlendGaso	Refinery	Advisor
01100-00	Gasoline	NAPHTHA 300/360	BlendGaso	Refinery	Advisor
01101-00	Gasoline	NAPHTHA (300-360)	BlendGaso	Refinery	Advisor
01102-00	Gasoline	NAPHTHA (240-315)	BlendGaso	Refinery	Advisor
01103-00	Gasoline	NAPHTHA (REF. FD.)	BlendGaso	Refinery	Advisor
01104-00	Gasoline	ISOBUTANE	BlendGaso	Refinery	Advisor
01107-00	Gasoline	NORMAL BUTANE	BlendGaso	Refinery	Advisor

01107-01	Gasoline	NORMAL BUTANE	BlendGaso	Refinery	Advisor
01107-2	Gasoline	REF GRADE BUTANE	BlendGaso	Refinery	Advisor
01108-00	Gasoline	MIXED BUTANE	BlendGaso	Refinery	Advisor
01105-00	Catfeed	FCC FEED STOCK	Catfeed	Refinery	Advisor
IS004-08	Catfeed	NO. 4 ATMOSPHERIC GAS OIL	Catfeed	Refinery	Advisor
IS004-09	Catfeed	NO. 4 VACUUM GAS OIL	Catfeed	Refinery	Advisor
IS004-99	Catfeed	NO.4 LIGHT VACUUM GAS OIL	Catfeed	Refinery	Advisor
IS010-02	Catfeed	NO. 10 TRTD. FCC FEED	Catfeed	Refinery	Advisor
IS012-02	Catfeed	NO. 12 TRTD. FCC FEED	Catfeed	Refinery	Advisor
IS012-05	Catfeed	GAS OIL TO #12 UNIT	Catfeed	Refinery	Advisor
01001-00	Crude	CRUDE OIL	Crude	Refinery	Advisor
01202-00	Crude	CONDENSATE	Crude	Refinery	Advisor
IS004-07	Diesel	NO. 4 DIESEL	HSD	Refinery	Advisor
IS004-15	Diesel	#4 DIESEL/KEROSENE TO #8	HSD	Refinery	Advisor
IS004-27	Diesel	NO.4 LIGHT DIESEL	HSD	Refinery	Advisor
IS004-34	Diesel	NO. 4 VACUUM DIESEL	HSD	Refinery	Advisor
IS007-03	Diesel	NO. 7 LCO	HSD	Refinery	Advisor
IS008-02	Diesel	#8 DIESEL	HSD	Refinery	Advisor
01113-00	Diesel	KEROSENE	KEROSENE	Refinery	Advisor
01113-01	Diesel	KEROSENE	KEROSENE	Refinery	Advisor
30000-00	Diesel	KEROSENE	KEROSENE	Refinery	Advisor
IS004-06	Diesel	NO. 4 KEROSENE	KEROSENE	Refinery	Advisor
01601-00	Diesel	LIGHT CYCLE OIL	LCO	Refinery	Advisor
01602-00	Diesel	LIGHT CYCLE OIL	LCO	Refinery	Advisor
02101-00	LPG	PROPANE	LPG	Refinery	Advisor
02102-00	LPG	PROPANE (ODORIZED)	LPG	Refinery	Advisor
02200-00	LPG	PROPANE-PROPYLENE	LPG	Refinery	Advisor
IS004-01	LPG	NO. 4 PROCESS GAS	LPG	Refinery	Advisor
IS004-13	LPG	NO. 4 STAB. OVERHEAD LIQ.	LPG	Refinery	Advisor
IS006-02	LPG	NO. 6 HYD STP OH LIQ.	LPG	Refinery	Advisor
IS006-06	LPG	NO. 6 ISOM. STB OH LIQ.	LPG	Refinery	Advisor
IS009-12	LPG	NO. 9 PLAT. STB OH LIQ.	LPG	Refinery	Advisor
IS009-17	LPG	NO. 9 PLAT. DEP OH LIQ.	LPG	Refinery	Advisor
IS009-18	LPG	NO. 9 PLAT. DEP BTM	LPG	Refinery	Advisor

IS009-19	LPG	NO. 9 PLAT. DEP CHG	LPG	Refinery	Advisor
IS014-04	LPG	NO. 14 GC PP TO SALES	LPG	Refinery	Advisor
IS014-13	LPG	NO. 14 SG PROPANE	LPG	Refinery	Advisor
34362-00	Diesel	DIESEL - LO SULFUR DYED	LSDDYED	Refinery	Advisor
31600-00	Slop	TRANSMIX	Slop	Refinery	Advisor
IS012-03	Slop	NO. 12 STP OH LIQ.	Slop	Refinery	Advisor
07201-00	CBO	CARBON BLACK OIL	Slurry	Refinery	Advisor
07201-00	CBO	NO. 7 CBO	Slurry	Refinery	Advisor
31561-00	Diesel	DIESEL - ULTRA LO SULFUR	ULSD	Refinery	Advisor
34360-00	Diesel	DIESEL	ULSD	Refinery	Advisor
IS010-01	Diesel	NO. 10 TRTD. DIESEL	ULSD	Refinery	Advisor
IS012-01	Diesel	NO. 12 TRTD. DIESEL	ULSD	Refinery	Advisor
31562-00	Diesel	DIESEL - ULTRA LOW SULFUR DYED	ULSDDYED	Refinery	Advisor
01116-00	Diesel	DISTILLATE BLEND STOCK	UNFDIESEL	Refinery	Advisor
IS008-03	Diesel	#8 DIESEL SLOP TO T109	UNFDIESEL	Refinery	Advisor
IS008-06	Diesel	#4DIE/KERO/#7LCO TO #8	UNFDIESEL	Refinery	Advisor
01200-00	Gasoline	NATURAL GASOLINE	BlendGaso	Refinery	Advisor
02000-00	Gasoline	MIXED BUTANE	BlendGaso	Refinery	Advisor
02001-00	Gasoline	BUTANE	BlendGaso	Refinery	Advisor
02002-00	Gasoline	ISOBUTANE	BlendGaso	Refinery	Advisor
02003-00	Gasoline	ALKY FEED	BlendGaso	Refinery	Advisor
02004-00	Gasoline	REFORMER FEED API 62.5	BlendGaso	Refinery	Advisor
IS004-02	Gasoline	NO. 4 UNTRTD. LT. ST. RUN	BlendGaso	Refinery	Advisor
IS004-03	Gasoline	NO. 4 ST. RUN GASOLINE	BlendGaso	Refinery	Advisor
no tag	Diesel	LS Diesel	ULSD	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] EOM
no tag	Diesel	ULS Diesel	ULSD	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] EOM
IS004-04	Gasoline	NO. 4 NAPHTHA	BlendGaso	Refinery	Advisor
IS004-05	Gasoline	NO. 4 PREFLASH NAPHTHA	BlendGaso	Refinery	Advisor
IS004-11	Gasoline	NO. 4 DRIP LT. ST. RUN	BlendGaso	Refinery	Advisor
IS004-14	Gasoline	NO. 4 STAB. LT. ST. RUN	BlendGaso	Refinery	Advisor
IS005-01	Gasoline	ALKYLATE	BlendGaso	Refinery	Advisor
no tag	Diesel	LSD	ULSD	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Terminal Daily Report
no tag	Diesel	ULSD	ULSD	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Terminal Daily Report
no tag	Asphalt	Asphalt Extender	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory

06401-00	Slop	Slop Oil	Slop	Refinery	Advisor	CHANGED TO SLOP OIL FROM ASPHALT PAVING ON 11/19
no tag	Asphalt	EBA	Asphalt	[*CONFIDENTIAL*]	Facility Inventory Worksheet EOM
no tag	Asphalt	EMT	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	Emulsion Base	Asphalt	[*CONFIDENTIAL*]	Facility Inventory Worksheet EOM
no tag	Asphalt	Flux	Asphalt	[*CONFIDENTIAL*]	Inventory Analysis- EOM
no tag	Asphalt	FLUX	Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Lion Oil Terminal Inventory
no tag	Asphalt	FLUX	Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Lion Oil Terminal Inventory
no tag	Asphalt	FLUX	Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Lion Oil Terminal Inventory
01205-00	Asphalt	FLUX	Asphalt	Refinery	Advisor
IS011-05	Asphalt	NO. 11 ASPHALT	Asphalt	Refinery	Advisor
IS011-03	Asphalt	NO. 11 HARD ASPHALT	Asphalt	Refinery	Advisor
IS011-02	Asphalt	NO. 11 PAVING ASPHALT	Asphalt	Refinery	Advisor
IS004-10	Asphalt	NO. 4 FLUX	Asphalt	Refinery	Advisor
no tag	Asphalt	PG 64-22	Asphalt	[*CONFIDENTIAL*]	Facility Inventory Worksheet EOM
06401-28	Asphalt	PG 64-22	Asphalt	Refinery	Advisor
no tag	Asphalt	PG 70-22	Asphalt	[*CONFIDENTIAL*]	Facility Inventory Worksheet EOM
no tag	Asphalt	PG 70-28	Asphalt	[*CONFIDENTIAL*]	Facility Inventory Worksheet EOM
no tag	Asphalt	PG 76-22	Asphalt	[*CONFIDENTIAL*]	Facility Inventory Worksheet EOM
no tag	Asphalt	PG 76-28	Asphalt	[*CONFIDENTIAL*]	Facility Inventory Worksheet EOM
no tag	Asphalt	PG64-22	Asphalt	[*CONFIDENTIAL*]	Inventory Analysis- EOM
no tag	Asphalt	PG64-22	Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Lion Oil Terminal Inventory
no tag	Asphalt	PG64-22	Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Lion Oil Terminal Inventory
no tag	Asphalt	PG64-22	Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Lion Oil Terminal Inventory
IS005-03	Gasoline	NO. 5 MIXED BUTANE	BlendGaso	Refinery	Advisor
IS006-03	Gasoline	NO. 6 HYD STP BTM	BlendGaso	Refinery	Advisor
IS006-07	Gasoline	ISOMATE	BlendGaso	Refinery	Advisor
IS007-01	Gasoline	NO. 7 PROCESS GAS	BlendGaso	Refinery	Advisor
IS007-02	Gasoline	NO. 7 CRACKED GASO	BlendGaso	Refinery	Advisor
no tag	Slop	TRANSMIX	Slop	[*CONFIDENTIAL*]	Lion Oil [*CONFIDENTIAL*] Inventory Reconcilliation EOM

no tag	Diesel	ULTRA LSD	ULSD	[*CONFIDENTIAL*]	Lion Oil [*CONFIDENTIAL*] Inventory Reconcilliation EOM
IS007-07	Gasoline	NO. 7 NAPHTHA	BlendGaso	Refinery	Advisor
IS008-01	Gasoline	#8 STRAIGHT RUN TO T360/T361	BlendGaso	Refinery	Advisor
31600-00	Slop	TRANSMIX	Slop	[*CONFIDENTIAL*]	Tank Inventories [*CONFIDENTIAL*]
31561-00	Diesel	DIESEL - ULTRA LOW SULFUR	ULSD	[*CONFIDENTIAL*]	Tank Inventories [*CONFIDENTIAL*]
IS009-02	Gasoline	NO. 9 HYD STP OH LIQ.	BlendGaso	Refinery	Advisor
IS009-03	Gasoline	NO. 9 HYD SWEET FEED	BlendGaso	Refinery	Advisor
IS009-05	Gasoline	NO. 9 HYDRO. STRIPPER BOTTOMS	BlendGaso	Refinery	Advisor
IS009-06	Gasoline	NO. 9 HTU CHARGE	BlendGaso	Refinery	Advisor
IS009-11	Gasoline	PLATFORMATE	BlendGaso	Refinery	Advisor
no tag	Diesel	X	ULSD	[*CONFIDENTIAL*]	Summary of Inventory in Custody EOM
06401-30	Asphalt	PG70-22	Asphalt	Refinery	Advisor
06401-29	Asphalt	PG70-22A	Asphalt	Refinery	Advisor
06401-31	Asphalt	PG70-22M/PAC30	Asphalt	Refinery	Advisor
06401-32	Asphalt	PG70-22S	Asphalt	Refinery	Advisor
06401-33	Asphalt	PG76-22	Asphalt	Refinery	Advisor
06401-35	Asphalt	PG76-22/PG76-22S	Asphalt	Refinery	Advisor
06401-34	Asphalt	PG76-22M/PAC40	Asphalt	Refinery	Advisor
07400-00	Asphalt	ROAD OIL - IN PLANT USE	Asphalt	Refinery	Advisor
IS021-01	Asphalt	SLOP ASPHALT	Asphalt	Refinery	Advisor
no tag	Asphalt	Sty 16	Asphalt	[*CONFIDENTIAL*]	Facility Inventory Worksheet EOM
no tag	Asphalt	Sty 16	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	Sty 16/76-28	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	Sty 206	Asphalt	[*CONFIDENTIAL*]	Facility Inventory Worksheet EOM
no tag	Asphalt	sty 206	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	Sweet Resid	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	Sweet Residual	Asphalt	[*CONFIDENTIAL*]	Facility Inventory Worksheet EOM
no tag	Asphalt	VTB	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
IS010-40	Gasoline	NO. 10 TREATED CRACK GASOLINE	BlendGaso	Refinery	Advisor
IS014-02	Gasoline	NO. 14 GC CRKED GASO	BlendGaso	Refinery	Advisor
no tag	Diesel	(715) ULSD	ULSD	Enterprise	Ent-[*CONFIDENTIAL*] Inventory by Origin
IS014-03	Gasoline	NO. 14 GC DEP BTM	BlendGaso	Refinery	Advisor
IS014-14	Gasoline	NO. 14 SG ISOBUTANE	BlendGaso	Refinery	Advisor

ULSD	Diesel	ULTRA LOW SULFUR DIESEL	ULSD	Enterprise	[*CONFIDENTIAL*] Inven Daily
IS014-15	Gasoline	NO. 14 SG N-BUTANE	BlendGaso	Refinery	Advisor
IS014-16	Gasoline	NO. 14 SG C4 SPT CHG	BlendGaso	Refinery	Advisor
no tag	Diesel	LF- ULS Diesel	ULSD	El Dorado Linefill	Tank Inventory- Api Volume
IS011-01	Catfeed	NO. 11 DAGO	Catfeed	Refinery	Advisor
06313-00	Asphalt	VTB BLEND	Asphalt	Refinery	Advisor
no tag	Asphalt	PG64-22 / 6% Poly	Asphalt	[*CONFIDENTIAL*]	Inventory Analysis- EOM
no tag	Asphalt	PG64-22 / 6% Poly	Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*] Lion Oil Terminal Inventory
no tag	Asphalt	58-28	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	76-28E	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
04532-00	Asphalt	VTB HEAVY	Asphalt	Refinery	Advisor
04533-00	Asphalt	FUEL OIL 1761	Asphalt	Refinery	Advisor
04531-00	Asphalt	Asphalt 1531	Asphalt	Refinery	Advisor
06401-36	Asphalt	PG 1531	Asphalt	Refinery	Advisor
06401-36	Asphalt	PG1531	Asphalt	Refinery	Advisor
no tag	Asphalt	140/160 pen asphalt	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	67-22	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
no tag	Asphalt	PG 67-22	Asphalt	[*CONFIDENTIAL*]	Lion-[*CONFIDENTIAL*] Daily Inventory
13064-00	Gasoline	UNF 93 OCTANE SUPER PREMIUM GASOLINE	Gasoline	Refinery	Advisor
12052-00	Gasoline	UNF 84 OCTANE SUB-GRADE GASOLINE	Gasoline	Refinery	Advisor
06401-00	Slop	Slop Oil (Heavy Oils)	Slop	Refinery	Advisor
06011-03	Asphalt	525/575 VIS FLUX	Asphalt	Refinery	Advisor

SCHEDULE Q

SCHEDULE Q

Form of Trade Sheet and Nominations Template

TRADE SHEET - CRUDE OUTRIGHT

Trade Date (Month/Day/Year):	[MM/DD/YYYY]
Ticket No.	#

Buyer: full legal entity name
Contact:		Phone No#	[###-###-####]

Seller: full legal entity name
Contact:		Phone No#	[###-###-####]

Broker:
Contact:		Phone No#	[###-###-####]
Rate:

CRUDE OUTRIGHT
Quantity:		Unit / Conversion:	Barrels/Day
Specifications (Grade):
Term:
Incoterms/Location
Shipping Method
Location/Pipeline
Tolerance / Option
Pricing Terms (USD/BBL):	[Spot price or description of pricing formula]

Payment Terms:
GT&C:
Comments

Ancillaries:	Cost Details:	For the Account of:
		Buyer	Seller	Other

Schedule Q – 1

TRADE SHEET - CRUDE EXCHANGE (BUY/SELL)

Trade Date (Month/Day/Year):	[MM/DD/YYYY]
Ticket No.	#
Broker:
Contact:		Phone No#	[###-###-####]
Rate:
CRUDE EXCHANGE (BUY/SELL)
Buyer: full legal entity name		Phone No#	[###-###-####]
Contact:
Seller: full legal entity name		Phone No#	[###-###-####]
Contact:
Quantity:		Unit / Conversion:	Barrels/[Day, Month, etc…]
Specifications (Grade):
Delivery Terms:
Location:
Pricing Terms (USD/BBL):	[Spot price or description of pricing formula]
Payment Terms:
GT&C:
Comments

CRUDE EXCHANGE (BUY/SELL)
Buyer: full legal entity name		Phone No#	[###-###-####]
Contact:
Seller: full legal entity name		Phone No#	[###-###-####]
Contact:
Quantity:		Unit / Conversion:	Barrels/[Day, Month, etc…]
Specifications (Grade):
Delivery Terms:
Location:
Pricing Terms (USD/BBL):	[Spot price or description of pricing formula]
Payment Terms:
GT&C:
Comments
Ancillaries:	Cost Details:	For the Account of:
		Buyer	Seller	Other

Schedule Q – 2

TRADE SHEET - PRODUCTS

Trade Date (Month/Day/Year):	[MM/DD/YYYY]
Ticket No.	#
Buyer: full legal entity name		Phone No#	[###-###-####]
Contact:
Seller: full legal entity name		Phone No#	[###-###-####]
Contact:
Broker:
Contact:		Phone No#	[###-###-####]
Rate:

PRODUCTS
Quantity:		Unit / Conversion:
Product Description:
Specifications (Grade):
Incoterms
Shipping Method
Location/Pipeline/Cycle		Pipeline:	Cycle:
Delivery Period
Tolerance / Option
Pricing Terms (USD/GALS):

EFP Price:		Product:	Futures Contract:
Payment Terms:
GT&C:
Comments
Ancillaries:	Cost Details:	For the Account of:
		Buyer	Seller	Other

Schedule Q – 3

ENTERPRISE [*CONFIDENTIAL*] J Aron & Company 200 West Street New York, NY 10282

Date:	[Today’s Date]

[*CONFIDENTIAL*]

[*CONFIDENTIAL*]

[*CONFIDENTIAL*]

[*CONFIDENTIAL*]

[*CONFIDENTIAL*]

[*CONFIDENTIAL*]

[*CONFIDENTIAL*]

[*CONFIDENTIAL*]

[*CONFIDENTIAL*]

J Aron & Company nominates the following receipts and deliveries for Crude Oil: Revision #: Original	[MONTH]

WTI

BPD		R / D	COMPANY	LOCATION	BPM
TRANSFERS FROM :
—					—
—					—

—					—

TRANSFERS TO :
—					—
—					—

—					—
WTS

BPD		R / D	COMPANY	LOCATION	BPM
TRANSFERS FROM :
—					—
—					—

—					—

TRANSFERS TO :
—					—
—					—

—					—

Sincerely,
J.ARON & COMPANY

WORK	[*CONFIDENTIAL*]
FAX	[*CONFIDENTIAL*]
CELL
EMAIL:	[*CONFIDENTIAL*]

Schedule Q – 4

[*CONFIDENTIAL*]

J Aron & Company 200 West Street New York, NY 10282

Date:	[Today’s Date]

[*CONFIDENTIAL*]
[*CONFIDENTIAL*]
[*CONFIDENTIAL*]
[*CONFIDENTIAL*] [*CONFIDENTIAL*]
[*CONFIDENTIAL*]
[*CONFIDENTIAL*]

RE: [*CONFIDENTIAL*]	[MONTH]
Revision #: Original
RE: [*CONFIDENTIAL*]	[MONTH]
Revision #: Original

J Aron & Company nominates the following receipts and deliveries for Crude Oil :

Receipts:				Deliveries:
Customer	Crude Type	B/D	B/M	Customer	Crude Type	Destination	B/D	B/M

	TOTAL	—	—			TOTAL	—	—

Schedule Q – 5

TOTAL	—	—	TOTAL	—	—

TOTAL	—	—	TOTAL	—	—

Sincerely,
J.ARON & COMPANY

WORK	[*CONFIDENTIAL*]
FAX	[*CONFIDENTIAL*]
CELL
EMAIL:	[*CONFIDENTIAL*]

Schedule Q – 6

[*CONFIDENTIAL*] J Aron & Company 200 West Street New York, NY 10282

Date:	[Today’s Date]

[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
RE: [*CONFIDENTIAL*]

J Aron & Company nominates the following receipts and deliveries for Crude Oil: Revision #: Original	[MONTH]

Receipts:					Deliveries:
Customer	Crude Type	Receipt Location	B/D	B/M	Customer	Crude Type	Delivery Location	B/D	B/M

Customer A	Thunderhorse	[*CONFIDENTIAL*]	—	—	J. Aron & Company	Thunderhorse	Locap	3,000	90,000

Schedule Q – 7

TOTAL	TOTAL	—	—	TOTAL	—	—	—

Sincerely,
J.ARON & COMPANY

WORK	[*CONFIDENTIAL*]
FAX	[*CONFIDENTIAL*]
CELL
EMAIL:	[*CONFIDENTIAL*]

Schedule Q – 8

[*CONFIDENTIAL*] J Aron & Company 200 West Street New York, NY 10282

Date:	[Today’s Date]

[*CONFIDENTIAL*]
[*CONFIDENTIAL*] [*CONFIDENTIAL*]
[*CONFIDENTIAL*] [*CONFIDENTIAL*]
[*CONFIDENTIAL*]

J. Aron makes the following nomations for the month of:		[MONTH]
Revision #: Original

BPM	Crude Type	Origin	Destination

0	TOTAL	—	—

Sincerely,
J.ARON & COMPANY

WORK	[*CONFIDENTIAL*]
FAX	[*CONFIDENTIAL*]
CELL
EMAIL:	[*CONFIDENTIAL*]

Schedule Q – 9

[*CONFIDENTIAL*] J Aron & Company 200 West Street New York, NY 10282

Date:	[Today’s Date]

[*CONFIDENTIAL*]
[*CONFIDENTIAL*]
[*CONFIDENTIAL*]
[*CONFIDENTIAL*]
[*CONFIDENTIAL*]

J. Aron makes the following nomations for the month of:		[MONTH]
Revision #: Original

BPM	Crude Type	Origin	Destination
ExxonMobil Pipeline

0	TOTAL	—	—

Sincerely,
J.ARON & COMPANY

WORK	[*CONFIDENTIAL*]
FAX	[*CONFIDENTIAL*]
CELL
EMAIL:	[*CONFIDENTIAL*]

Schedule Q – 10

NY-970781 v4

[*CONFIDENTIAL*] J Aron & Company 200 West Street New York, NY 10282

Date:	[Today’s Date]

[*CONFIDENTIAL*]
[*CONFIDENTIAL*]
[*CONFIDENTIAL*]
[*CONFIDENTIAL*]
[*CONFIDENTIAL*]
[*CONFIDENTIAL*]

RE: [*CONFIDENTIAL*]		[MONTH]

J Aron & Company nominates the following receipts and deliveries for Crude Oil:
Revision #: Original

Receipts: HOUMA				Deliveries:
Customer	Crude Type	B/D	B/M	Customer	Crude Type	B/D	B/M

	TOTAL	—	—		TOTAL	—	—

	TOTAL	—	—		TOTAL	—	—

	TOTAL	—	—		TOTAL	—	—

Schedule Q – 11

Sincerely,
J.ARON & COMPANY

WORK	[*CONFIDENTIAL*]
FAX	[*CONFIDENTIAL*]
CELL
EMAIL:	[*CONFIDENTIAL*]

Schedule Q – 12

SCHEDULE R

SCHEDULE R

FORM OF STEP-OUT INVENTORY SALES AGREEMENT

THIS STEP-OUT INVENTORY SALES AGREEMENT (this “Agreement”), is made and entered into as of                     , by and between J. Aron & Company (“Seller”) and Lion Oil Company (the “Buyer”) (each referred to individually as a “Party” and collectively, the “Parties”).

RECITALS

A. Buyer owns and operates a refinery and related assets located in El Dorado, Arkansas (the “Refinery”).

B. Buyer and Seller have entered into the Lion Oil Inventory Sales Agreement pursuant to which Seller procured all of Buyer’s then current portion of the Crude and Product Inventory as of the Inventory Transfer Time.

C. Seller and LOTT have entered into the LOTT Inventory Sales Agreement pursuant to which Seller procured all of LOTT’s then current portion of the Crude and Product Inventory as of the Inventory Transfer Time.

D. At the Termination Date (as defined below), Seller desires to sell and Buyer desires to purchase, all of Seller’s crude oil, and feedstocks and products inventory held in the Transfer Locations (as defined below).

E. Seller and Buyer desire to enter into this Agreement to set forth their agreements regarding the protocols to be used for measuring the quantity and quality of the Crude and Product Inventory and to establish the prices to be paid for such Crude and Product Inventory.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, subject to the terms and conditions hereinafter set forth, agree as follows:

SECTION 1: DEFINITIONS

1.1 Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

“Affiliate” has the meaning specified in the Supply and Offtake Agreement.

“Agreement” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

NY2-727851

“Barrel” means 42 United States standard gallons at 60 degrees Fahrenheit.

“BS&W” means basic sediment and water.

“Business Day” has the meaning specified in the Supply and Offtake Agreement.

“Buyer” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

“Commencement Date” has the meaning specified in the Supply and Offtake Agreement.

“Crude and Product Inventory” means all crude oil, feedstocks and products of the types listed on Schedule A of the Supply and Offtake Agreement that are held in the Transfer Locations as of the Inventory Transfer Time.

“Definitive Termination Date Value” means the price of the Crude and Product Inventory, assuming that the Crude and Product Inventory was determined as of the Inventory Transfer Time, as more particularly set forth and determined in accordance with the procedures described in Article 3 of this Agreement.

“Deferred Portion” has the meaning specified in the Lion Oil Inventory Sales Agreement between the Parties, dated as of the Commencement Date.

“Estimated Termination Date Value” has the meaning set forth in Section 4.1.

“Gallon” means one standard United States gallon at 60 degrees Fahrenheit.

“Independent Inspection Company” has the meaning specified in the Supply and Offtake Agreement.

“Inventory Report” has the meaning set forth in Section 3.3 of this Agreement.

“Inventory Transfer Time” means 00:00:01 a.m., CPT, on the Termination Date.

“Parties” and “Party” have the meanings set forth in the introductory paragraph immediately preceding the Recitals.

“Price Adjustment” has the meaning set forth in Section 4.4 of this Agreement.

“Pricing Benchmark” has the meaning specified in the Supply and Offtake Agreement.

“Projected Inventory” has the meaning set forth in Section 4.1(a) of this Agreement.

“Refinery” has the meaning set forth in Recital A of this Agreement.

“Sales Statement” has the meaning set forth in Section 4.3 of this Agreement.

“Seller” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

2

NY2-727851

“Step-out Prices” means, with respect to the different components of the Crude and Product Inventory, the applicable pricing index, formula or benchmark included under the category of Step-out Prices set forth on Schedule B of the Supply and Offtake Agreement.

“Termination Date” means the date on which the Supply and Offtake Agreement terminates.

“Supply and Offtake Agreement” means the Supply and Offtake Agreement by and among Seller, Buyer and LOTT, dated as of April 29, 2011, as from time to time amended, modified and/or restated.

“Transfer Locations” means (a) the Crude Storage Tanks and the Product Storage Tanks, as each is defined in the Supply and Offtake Agreement and (b) any other Included Locations (as defined in the Supply and Offtake Agreement) as of the Termination Date.

All capitalized terms used, but that are not otherwise defined, in the body of this Agreement shall have the meanings ascribed to such terms in the Supply and Offtake Agreement.

SECTION 2: ASSIGNMENT AND CONVEYANCE

2.1 Assignment and Conveyance. Effective upon the Inventory Transfer Time, Seller shall assign, transfer and deliver unto the Buyer, its successors and assigns forever, all of the Seller’s right, title, and interest in and to all of the Crude and Product Inventory, free and clear of all liens, claims and encumbrances of any nature, to have and to hold, all of the Seller’s right, title, and interest in and to the Crude and Product Inventory, together with all of the rights and appurtenances thereto in anywise belonging, unto the Buyer and its successors and assigns forever. The Seller, for itself, its successors and assigns, covenants and agrees to warrant and forever defend good title to the Crude and Product Inventory, free and clear of all liens, claims and encumbrances of any nature, against the claims of all parties claiming the same by, through, or under Seller, but not otherwise, and other than Permitted Liens (as defined in the Supply and Offtake Agreement).

2.2 Warranties and Representations of Conveying Party; Disclaimer of Warranties.

2.2.1 EXCEPT FOR THE FOREGOING LIMITED SPECIAL WARRANTY OF TITLE, EACH CONVEYANCE OF CRUDE AND PRODUCT INVENTORY IS MADE AND ACCEPTED WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, REGARDING THE CRUDE AND PRODUCT INVENTORY INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE CONDITION OR MERCHANTABILITY OF SUCH COMMODITY OR FITNESS OF ANY SUCH COMMODITY FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY DISCLAIMED. THE BUYER SHALL ACCEPT ALL OF THE CRUDE AND PRODUCT INVENTORY IN ITS “AS IS, WHERE IS” CONDITION AND “WITH ALL FAULTS.”

2.2.2 All representations and warranties of the Seller contained herein shall be true and correct on and as of the Commencement Date.

3

NY2-727851

SECTION 3: DETERMINATION OF INVENTORY

3.1 Inspection. The Independent Inspection Company shall determine and report the quantity and quality of the entire physical inventory. Promptly upon appointment of the Independent Inspection Company, Seller shall provide Buyer and the Independent Inspection Company with all information relating to the Crude and Product Inventory, including tank and product types and select a date mutually acceptable to the Parties but in any event no later than five (5) Business Days prior to the Termination Date, for the Independent Inspection Company to commence preparing to survey the physical inventory. The cost of the Independent Inspection Company is to be shared equally by Buyer and Seller.

3.2 Physical Inventory.

3.2.1 Except as described in Section 3.2.2 below, the Independent Inspection Company shall conduct a survey of the physical inventory at and as of the Inventory Transfer Time, and shall conduct the physical inventory pursuant to its customary procedures and in accordance with the latest ASTM standards and principles then in effect, provided that the Independent Inspection Company shall be instructed by the Parties to maximize, to the extent reasonably practicable, the extent to which tank measurements are conducted on a static tank basis. Each of Buyer and Seller shall have the right to witness or appoint a representative to witness on its behalf, the survey of the physical inventory conducted by the Independent Inspection Company.

3.2.2 With respect to volumes located at any Included Third Party Storage Tanks, any Offsite Crude Storage Tanks or any Offsite Product Storage Tanks, the physical inventory shall be determined by the operating company unless the operating company is Buyer, in which case the inventory will be determined as per Section 3.2.1, at that location based on its normal month-end inventory determination procedures. With respect to volumes located at any Included Crude Pipelines or Included Product Pipelines, the physical inventory shall equal the volume transferred from Seller to Buyer by in-line transfer as specified in the joint transfer instruction provided by the Parties to such pipeline.

3.3 Disputes. Either Party or their respective representatives present at the survey of the physical inventory conducted by the Independent Inspection Company at the Inventory Transfer Time may question or dispute the calculations and/or laboratory results of the Independent Inspection Company. Any questions or disputes relating to the quantity and the qualitative laboratory results of the physical inventory shall be resolved by the Independent Inspection Company within three (3) Business Days after the receipt of the Independent Inspection Company quantity and quality report and the resolution by the Independent Inspector Company shall be binding on both Parties. At the end of such period and following resolution of all quantity and quality disputes, the agreed quantity and quality entries shall be recorded in the physical inventory report (the “Inventory Report”) and will become the official quantity and quality measurements of the Crude and Product Inventory as of the Inventory Transfer Time. Such recorded quantity shall be adjusted for BS&W and temperature corrected to 60 degrees Fahrenheit and the volume contained in the Transfer Locations shall be the “Definitive Termination Date Volume” for purposes of this Agreement.

4

NY2-727851

3.4 Inventory Report. Within three (3) Business Days after the Inventory Transfer Time, the Independent Inspection Company shall provide the Parties with the Inventory Report.

SECTION 4: PAYMENT AND PRICING

4.1 Delivery of Estimated Termination Date Value.

(a)	No later than three (3) Business Days prior to the Termination Date, Buyer shall deliver to Seller a notice containing an estimate of the Crude and Product Inventory it projects will be available at the Inventory Transfer Time (the “Projected Inventory”).

(b)	Based on the Projected Inventory and such data as is then reasonably available and using the applicable Pricing Benchmarks, Seller shall provide Buyer with a reasonable, good faith estimate of the purchase value for the Crude and Product Inventory (the “Estimated Termination Date Value”) available at the Inventory Transfer Time. The Estimated Termination Date Value and all supporting calculations used to determine it shall be included in the notice delivered to Buyer pursuant to clause (a) of this Section 4.1.

4.2 Payment on the Termination Date. The Estimated Termination Date Value shall be incorporated into Seller’s payment to Buyer to be made under Section 19.2(b) of the Supply and Offtake Agreement.

4.3 Crude and Product Inventory Sales Statement. Promptly after the Termination Date, Seller shall calculate the Definitive Termination Date Value using the data regarding the Crude and Product Inventory provided in the Inventory Report and deliver to Buyer a statement including such calculated price (the “Sales Statement”), provided that Seller has obtained the appropriate information for such calculation. Seller shall use the relevant Step-out Prices to price the various quantities set forth in the Inventory Report and the Sales Statement shall include all supporting calculations and documentation used to determine the Definitive Termination Date Value.

4.3.1 Unless Buyer gives notice to Seller on or before the first (1st) Business Day after Buyer’s receipt of the Sales Statement that Buyer disputes the Definitive Termination Date Value specified in the Sales Statement, the Definitive Termination Date Value shall be as specified in the Sales Statement. If Buyer gives timely notice to Seller that it disputes the Definitive Termination Date Value specified in the Sales Statement, the Parties shall consult in good faith and use all reasonable efforts to agree upon the calculation of the Definitive Termination Date Value. If the Parties have not agreed on the Definitive Termination Date Value within one (1) Business Day after Seller’s receipt of Buyer’s dispute notice, either Party shall have the right to submit such matters as remain in dispute to a single accounting firm as the Parties shall mutually agree, for final resolution, which resolution shall be binding upon the Parties, and judgment upon which may be entered in any court having jurisdiction over the Party against which such determination is sought to be enforced; provided, however, that the Definitive Termination Date Volume, as provided in the Inventory Report prepared by the

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Independent Inspection Company, shall not be subject to further review or dispute. The accounting firm’s determination shall be in the form of a written opinion as is appropriate under the circumstances and shall confirm that the Definitive Termination Date Volume was rendered in accordance with this Section 4.3. The fees and expenses of such accounting firm for its services in resolving such dispute shall be borne equally by the Parties.

4.4 Crude and Product Inventory Sales Price Adjustment. Upon final determination of the Definitive Termination Date Value pursuant to Section 4.3, such amount shall be incorporated into the payment made under Section 19.2(c) of the Supply and Offtake Agreement.

4.5 Deferred Portion. Upon the Termination Date, Seller shall pay to Buyer the Deferred Portion, irrespective of whether Seller makes any payments to Buyer pursuant to Section 4.4 above.

4.6 Taxes.

4.6.1 Buyer shall pay and indemnify and hold Seller harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Seller directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Buyer is not permitted to pay such Taxes, the amount due hereunder shall be adjusted such that Buyer shall bear the economic burden of the Taxes. Buyer shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Seller. To the extent Seller is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Buyer in accordance with this Agreement, unless Buyer is exempt from such Taxes and furnishes Seller with a certificate of exemption; provided, however, that (i) the failure of Seller to separately state or collect Taxes from the Buyer shall not alter the liability of the Buyer for Taxes and (ii) Seller shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from the Buyer. Seller shall be responsible for all taxes imposed on Seller’s net income.

4.6.2 If Buyer disagrees with Seller’s determination that any Tax is due with respect to transactions under this Agreement, Buyer shall have the right to seek a binding administrative determination from the applicable taxing authority, or, alternatively, Buyer shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Seller for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Seller agrees to reasonably cooperate with Buyer, at Buyer’s cost and expense, in the event Buyer determines to contest any such Taxes.

4.6.3 Buyer and Seller shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Seller with respect to such asserted liability

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shall be under Seller’s direction but Buyer shall be consulted. Any legal proceedings or any other action against Buyer with respect to such asserted liability shall be under the Buyer’s direction but Seller shall be consulted. In any event, the Parties shall fully cooperate with each other as to the asserted liability. Each party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.

4.6.4 Any other provision of this Agreement to the contrary notwithstanding, this Section 4.5 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.

SECTION 5: MISCELLANEOUS

5.1 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

(a)	Buyer shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of the Seller. Seller may, without the Buyer’s consent, assign and delegate all of the Buyer’s rights and obligations hereunder to (i) any Affiliate of the Seller, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes the Seller’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of the Seller (taking into account any credit support for the Seller) immediately prior to such assignment. Any other assignment by the Seller shall require the Buyer’s consent.

(b)	Any attempted assignment in violation of this Section 5 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

5.2 Termination. If an Event of Default has occurred and is continuing under the Supply and Offtake Agreement, then Seller (if Buyer is the Defaulting Party thereunder) or Buyer (if Seller is the Defaulting Party thereunder) shall have the right, immediately and at any time(s) thereafter, to terminate this Agreement and to exercise any rights and remedies provided for under or in connection with the Supply and Offtake Agreement or any other agreement to which Seller and Buyer are parties, or at law or equity.

5.3 Notices. All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other

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Party’s email address set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M of the Supply and Offtake Agreement and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.

5.4 Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the Parties as if the unenforceable provisions had never been contained herein.

5.5 Waiver; Limitation of Liability.

5.5.1 The delay or failure of any Party to enforce any of its rights under this Agreement arising from any default or breach by the other Party shall not constitute a waiver of any such default, breach, or any of the Party’s rights relating thereto. No custom or practice which may arise between the Parties in the course of operating under this Agreement will be construed to waive any Parties’ rights to either ensure the other Party’s strict performance with the terms and conditions of this Agreement, or to exercise any rights granted to it as a result of any breach or default under this Agreement. Neither Party shall be deemed to have waived any right conferred by this Agreement or under any applicable law unless such waiver is set forth in a written document signed by the Party to be bound, and delivered to the other Party. No express waiver by either Party of any breach or default by the other Party shall be construed as a waiver of any future breaches or defaults by such other Party.

5.5.2 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.6 Entire Agreement; Amendment. The terms of this Agreement, together with the Exhibits hereto constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

5.7 Choice of Law; Dispute Resolution.

5.7.1 This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.

5.7.2 All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with the dispute resolution procedures set forth in the Supply and Offtake Agreement.

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5.7.3 This Agreement is executed and delivered in connection with a closing of the transactions referenced herein which is occurring in the state of New York, and all parties acknowledge and agree that this Agreement is not valid, binding and enforceable until accepted and approved by Seller in New York.

5.8 Counterparts. This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

5.9 Further Assurances. Both Seller and Buyer agree to execute and deliver, from time to time, such other and additional instruments, notices, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively transfer and assign the Crude and Product Inventory to Buyer.

5.10 Third Party Consents. The assignment and conveyance set forth in this Agreement shall not constitute an assignment or transfer of any of the Crude and Product Inventory if an attempted assignment thereof without the prior consent of a third party would result in a termination thereof, unless and until such consent shall have been obtained, at which time such asset(s) shall be and is hereby deemed to be transferred and assigned to Buyer in accordance herewith.

5.11 Jurisdiction; Consent to Service of Process; Waiver. Each of the Parties hereto agrees, subject to Section 5.7, that they each hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, and to service of process by certified mail, delivered to the Party at the address indicated in Schedule M of the Supply and Offtake Agreement. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile. Each of the Parties waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any proceedings relating to this Agreement.

[Remainder of page intentionally left blank]

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The Parties hereto have executed this Agreement on the date first above written, to be effective as of the date first written above.

J. ARON & COMPANY

By:
Name:
Title:

LION OIL COMPANY

By:
Name:
Title:

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SCHEDULE S

SCHEDULE S

SHIPPING DOCK REPORT

Distribution [*CONFIDENTIAL*] [*CONFIDENTIAL*]

From Friday, April 01, 2011 to Thursday, April 21, 2011

Dock Name	Products Description	Daily Volume Gallons	MTD Volume Barrels	Gallons	Barrels

DS001	DS001 – GASOLINE TRUCKS

12051-00	87 OCTANE REGULAR GASOLINE	222,132	5,289	4,326,417	103,010

13055-00	92 OCTANE PREMIUM GASOLINE	0	0	23,759	566

13063-00	93 OCTANE SUPER PREMIUM GASOLINE	10,424	248	187,834	4,472

14000-00	89 OCTANE MID-GRADE GASOLINE	994	24	61,581	1,466

31561-00	DIESEL – ULTRA LO SULFUR	210,917	5,022	4,170,870	99,306

31562-00	DEISEL – ULTRA LOW SULFUR DYED	89,889	2,140	1,756,842	41,830
		534,356	12,723	10,527,303	250,650

DS003	DS003 – 111 & 219 WEST RACK

06401-26	140/160 PEN ASPHALT	84,261	2,006	1,247,560	29,704

06401-28	PG 64-22	91,906	2,188	1,824,095	43,431
		176,167	4,194	3,071,655	73,135

DS004	DS004 – PMA NORTH RACK

06401-29	PG70-22A	6,205	148	552,828	13,163

06401-31	PG70-22M/PAC30	5,781	138	40,557	966

06401-32	PG70-22S	22,812	543	317,379	7,557
		34,798	829	910,764	21,685

DS007	DS007 – PUMPHOUSE TRUCKS

07201-00	CARBON BLACK OIL	76,367	1,818	719,163	17,123

Schedule S – 1

Dock Name	Products Description	Daily Volume Gallons	MTD Volume Barrels	Gallons	Barrels

		76,367	1,818	719,163	17,123

DS009	DS009 – LIGHT OIL TREATER TRUCKS

02801-00	SODIUM HYDROSULFIDE	51,556	1,228	644,660	15,349

03029-00	SPENT ACID	12,323	293	168,867	4,021

		63,879	1,521	813,527	19,370

DS010	DS010 – ACID TANKCARS

02801-00	SODIUM HYDROSULFIDE	0	0	54,351	1,294
		0	0	54,351	1,294

DS014	DS014 – CUTBACK TANKCARS

06011-02	250/300 VIS FLUX	0	0	2,871,440	68,368

		0	0	2,871,440	68,368

DS019	DS019 – C3 TRUCKS

02101-00	PROPANE	8,657	206	229,396	5,462
		8,657	206	229,396	5,462

DS020	DS020 – C3= TRUCKS

02200-00	PROPANE-PROPYLENE	61,226	1,458	1,229,681	29,278
		61,226	1,458	1,229,681	29,278

DS021	DS021 – SULFUR TRUCKS

07226-00	Sulfur	6,445	153	208,338	4,960
		6,445	153	208,338	4,960

DS022	DS022 – 56 RACK TRUCKS

06011-02	250/300 VIS FLUX	297,794	7,090	6,001,419	142,891
		297,794	7,090	6,001,419	142,891

DS036	OFFSITE [*CONFIDENTIAL*] SHIPMENTS

Schedule S – 2

Dock Name	Products Description	Daily Volume Gallons	MTD Volume Barrels	Gallons	Barrels

06430-00	PG 64-22 [*CONFIDENTIAL*]	27,718	660	581,495	13,845

06431-00	AC-15P	0	0	18,575	442

		27,718	660	600,070	14,287

DS038	OFFSITE [*CONFIDENTIAL*] SHIPMENTS

06401-28	PG 64-22	17,349	413	138,237	3,291

06401-30	PG70-22	0	0	45,884	1,092

06401-33	PG76-22	5,788	138	5,788	138

06501-01	PG 64-22OK	51,520	1,227	819,786	19,519

06501-02	PG 70-28 OK	24,088	574	135,806	3,233

06501-03	PG 76-28 OK	0	0	277,395	6,605

06501-07	STY-206	0	0	40,857	973

		98,745	2,351	1,463,753	34,851

DS044	DS044 – PMA SOUTH RACK

06401-33	PG76-22	12,470	297	116,774	2,780

		12,470	297	116,774	2,780

DSTET	DSTET – TET P/L SHIPMENTS

12051-00	87 OCTANE REGULAR GASOLINE	1,508,010	35,905	20,300,406	483,343

13063-00	93 OCTANE SUPER PREMIUM GASOLINE	0	0	1,262,058	30,049

31561-00	DIESEL – ULTRA LO SULFUR	1,282,386	30,533	19,668,726	468,303
		2,790,396	66,438	41,231,190	981,695

Date Reconciled: Friday, April 22, 2011 10:54:00 AM

Print Date: Friday, April 22, 2011 4:22:06 PM

Printed By: [*CONFIDENTIAL*]

Schedule S – 3

SCHEDULE T

EXCLUDED TRANSACTION TRADE SHEET

Trade Date (Month/Day/Year):	[MM/DD/YYYY]
Ticket No.	#
Excluded Transaction Type:	[Buy/Sell]	[Stand-Alone Trade/One of a Group]

Note: In evaluating whether a proposed Excluded Transaction is permitted, it is understood that a “Buy” will reduce the volume to be shipped from the Storage Facilities for the period listed, and a “Sell” will increase the volume to be shipped from the Storage Facilities for the period listed.

Contact:	[Aron Contact]	Phone No#	[###-###-####]

FOR PRODUCT
Quantity:	Unit / Conversion: [Barrels]
Product Description:
Specifications (Grade):
Shipping Method:
Location/Pipeline:	Pipeline:		Cycle:	[If Applicable]
Delivery Period:

Comments:

SCHEDULE U

Schedule U

Available Storage and Transportation Arrangements

For the avoidance of doubt, the Available Storage and Transportation Arrangements listed below (as modified, or amended) and all agreements or instruments related thereto, entered into in connection with the transactions contemplated in this Agreement, are the same as the Required Storage and Transportation Arrangements described in the Supply and Offtake Agreement.

[*CONFIDENTIAL*]

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SCHEDULE V

Schedule V

Aron Crude Receipts Pipelines

[*CONFIDENTIAL *] [TWO PAGES REDACTED]

SCHEDULE W

SCHEDULE W

Product Pipeline System / Included Terminals

[*CONFIDENTIAL*] [ONE PAGE REDACTED]

Schedule W

SCHEDULE X

Execution Version

MARKETING AND SALES AGREEMENT

This Marketing and Sales Agreement (the “Agreement”) is made as of the Commencement Date, between J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and located at 200 West Street, New York, New York 10282-2198, and Lion Oil Company (the “Company”), a corporation organized under the laws of Arkansas located at 7102 Commerce Way, Brentwood, Tennessee 37027 (each referred to individually as a “Party” or collectively as the “Parties”).

WHEREAS, the Company owns and operates a crude oil refinery located in El Dorado, Arkansas (the “Refinery”) for the processing and refining of crude oil and other petroleum feedstocks and the recovery therefrom of refined products;

WHEREAS, the Parties are parties to the Supply and Offtake Agreement (as defined below) pursuant to which, among other things, the Company shall sell and deliver refined products to Aron and Aron shall purchase and receive from the Company refined products produced by the Refinery (other than certain excluded products) pursuant to the terms and conditions set forth in the Supply and Offtake Agreement;

WHEREAS, the Parties have agreed that, for the term of the Supply and Offtake Agreement, the Company will provide professional consulting, liaison, and other related services to assist Aron in the marketing and sale of the refined products acquired by Aron under the Supply and Offtake Agreement upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Aron and the Company do hereby agree as follows:

ARTICLE 1.

DEFINITIONS AND CONSTRUCTION

1.1 Definitions.

For purposes of this Agreement, including the forgoing recitals, the following terms shall have the meanings indicated below:

“Affiliate” has the meaning specified in the Supply and Offtake Agreement.

“Aggregate Receipts” has the meaning specified in the Supply and Offtake Agreement.

“Agreement” or “this Agreement” means this Marketing and Sales Agreement, as may be amended, modified, supplemented, extended, renewed or restated from time to time in accordance with the terms hereof.

“Applicable Law” means (i) any law, statute, regulation, code, ordinance, license, decision, order, writ, injunction, decision, directive, judgment, policy, decree and any judicial or administrative interpretations thereof, (ii) any agreement, concession or arrangement with any

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Governmental Authority and (iii) any license, permit or compliance requirement, including Environmental Law, in each case as may be applicable to either Party or the subject matter of this Agreement.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the State of New York.

“Commencement Date” has the meaning specified in the Supply and Offtake Agreement.

“Company Purchase Agreement” has the meaning specified in Section 2.4(a).

“Company Purchaser” has the meaning specified in Section 2.4(a).

“Company’s Product Marketing Operations” means the sale and distribution of gasoline and diesel fuel by the Company in the wholesale and bulk markets, for purposes of retail operations and third party distribution, via rack sales at the Refinery, at downstream locations or via exchange to third parties at downstream locations.

“Covering Transaction” has the meaning specified in Section 2.6.

“Crude Oil” has the meaning specified in the Supply and Offtake Agreement.

“Customer” means any third party purchaser of Product from Aron (other than the Company or any of its Affiliates).

“Default” means any event that, with notice or the passage of time, would constitute an Event of Default.

“Environmental Law” means any existing or past Applicable Law, policy, judicial or administrative interpretation thereof or any legally binding requirement that governs or purports to govern the protection of persons, natural resources or the environment (including the protection of ambient air, surface water, groundwater, land surface or subsurface strata, endangered species or wetlands), occupational health and safety and the manufacture, processing, distribution, use, generation, handling, treatment, storage, disposal, transportation, release or management of solid waste, industrial waste or hazardous substances or materials.

“Excluded Transaction” has the meaning specified in Section 2.5.

“Governmental Authority” has the meaning specified in the Supply and Offtake Agreement.

“Guarantee” has the meaning specified in the Supply and Offtake Agreement.

“Included Transaction” means a transaction identified as such pursuant to Section 2.2(b).

“Included Third Party Storage Tanks” has the meaning specified in the Supply and Offtake Agreement.

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“Liabilities” means any losses, liabilities, charges, damages, deficiencies, assessments, interests, fines, penalties, costs and expenses (collectively, “Costs”) of any kind (including reasonable attorneys’ fees and other fees, court costs and other disbursements), including any Costs directly or indirectly arising out of or related to any suit, proceeding, judgment, settlement or judicial or administrative order and any Costs arising from compliance or non-compliance with Environmental Law.

“Long Product FIFO Price” means the applicable price for any given Product, as set forth on Schedule B of the Supply and Offtake Agreement.

“Monthly Excluded Transaction Fee” has the meaning specified in the Supply and Offtake Agreement.

“Monthly Product Sale Adjustment” has the meaning specified in the Supply and Offtake Agreement.

“Monthly True-up Amount” has the meaning specified in the Supply and Offtake Agreement.

“MTD Performance Report” has the meaning specified in the Supply and Offtake Agreement.

“Operational Volume Range” has the meaning specified in the Supply and Offtake Agreement.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or any other private entity or organization, Governmental Authority, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Pricing Group” means any of the refined petroleum product groups listed as a pricing group on Schedule P of the Supply and Offtake Agreement.

“Product Purchase Agreement” means an agreement between Aron and a Customer providing for the sale by Aron and the purchase by such Customer of an agreed quantity of a specified Product.

“Product Storage Tanks” has the meaning specified in the Supply and Offtake Agreement.

“Products” means any of the refined petroleum products listed on Schedule A of the Supply and Offtake Agreement, as amended from time to time by mutual agreement of the Parties.

“Refinery Facilities” means all the facilities owned and operated by the Company located at the Refinery, and any associated or adjacent facility that is used by the Company to carry out the terms of this Agreement, excluding, however, the Crude Oil receiving and Products delivery

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facilities, pipelines, tanks and associated facilities owned and operated by the Company which constitute the Storage Facilities.

“Scheduling and Communications Protocol” means the procedures listed on Schedule J of the Supply and Offtake Agreement.

“Shortfall Transaction” has the meaning specified in Section 2.6.

“Storage Facilities” mean the storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company or LOTT including the Crude Storage Tanks, the Product Storage Tanks and the land, piping, marine facilities, truck facilities and other facilities related thereto, together with existing or future modifications or additions, which are excluded from the definition of Refinery or Refinery Facilities. In addition, the term “Storage Facilities” includes any location where a storage facility is used by the Company or LOTT to store or throughput Crude Oil or Products except those storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company or LOTT which are used exclusively to store Excluded Materials.

“Storage Facilities Agreement” means the storage facilities agreement, dated as of the Commencement Date, among the Company, LOTT and Aron, pursuant to which the Company and LOTT shall grant to Aron an exclusive right to use the Storage Facilities in connection with the Supply and Offtake Agreement.

“Storage Tanks” means, collectively, the Crude Storage Tanks and the Product Storage Tanks, as defined in the Supply and Offtake Agreement.

“Supply and Offtake Agreement” means the Supply and Offtake Agreement by and among Aron, the Company and LOTT, dated as of April 29, 2011, as amended, modified and/or restated from time to time.

“Target Month End Product Volume” has the meaning specified in the Supply and Offtake Agreement.

1.2 Construction of Agreement.

(a) Unless otherwise specified, all references herein are to the Articles and Sections to this Agreement.

(b) All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Agreement.

(c) Unless expressly provided otherwise, the word “including” as used herein does not limit the preceding words or terms and shall be read to be followed by the words “without limitation” or words having similar import.

(d) Unless expressly provided otherwise, all references to days, weeks, months and quarters mean calendar days, weeks, months and quarters, respectively.

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(e) Unless expressly provided otherwise, references herein to “consent” mean the prior written consent of the Party at issue, which shall not be unreasonably withheld, delayed or conditioned.

(f) A reference to any Party to this Agreement or another agreement or document includes the Party’s permitted successors and assigns.

(g) Unless the contrary clearly appears from the context, for purposes of this Agreement, the singular number includes the plural number and vice versa; and each gender includes the other gender.

(h) Except where specifically stated otherwise, any reference to any Applicable Law or agreement shall be a reference to the same as amended, supplemented or re- enacted from time to time.

(i) Unless otherwise expressly stated herein, any reference to “volume” shall be deemed to refer to the net volume.

(j) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

1.3 Acknowledgement. The Parties acknowledge that they and their counsel have reviewed and revised this Agreement and that no presumption of contract interpretation or construction shall apply to the advantage or disadvantage of the drafter of this Agreement.

ARTICLE 2.

MARKETING OF PRODUCTS

2.1 Marketing Services.

(a) The Company agrees to assist in marketing Products by serving as a liaison between Aron and potential Customers with respect to term and spot sales of Products to such Customers in accordance with the terms hereof. The Company agrees to maintain a staff of employees (the “Staff”) at the Refinery that is experienced and knowledgeable in marketing and selling refined petroleum products and distribution operations. The Staff and designated employees of Aron shall work cooperatively with each other to generate sales of Products as contemplated by the terms of this Agreement. All of the services to be provided by the Company to Aron shall be performed in, or the product or benefit thereof delivered to, Arkansas, Tennessee or New York State.

(b) Subject to the terms and conditions set forth herein, the Company shall endeavor in a commercially reasonable manner to arrange for Product sales in such volumes so that, as of the end of each calendar month, the volume of each Product held by Aron in the Product Storage Tanks is as close as reasonably practicable to the Target Month End Product Volume for such Product.

2.2 Included Transactions.

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(a) From time to time during the term of this Agreement, the Company may identify potential Customers who wish to enter into Product Purchase Agreements with Aron. The Company may discuss with any such potential Customer the price, quantity, delivery period or periods, product grade and other material terms on which such potential Customer is prepared to agree to a Product Purchase Agreement. The Company shall have no authority to bind Aron to, or enter into on Aron’s behalf, any Product Purchase Agreement and shall not represent to any potential Customer that it has such authority. If the Company has negotiated an offer from a potential Customer to enter into a Product Purchase Agreement that complies with the terms and conditions hereof, the Company shall apprise Aron in writing of the terms of such offer and Aron shall promptly determine and advise the Company as to whether Aron desires to accept such offer. For each such offer presented to Aron, the Company shall prepare and provide to Aron a trade ticket listing the proposed Customer, price, quantity, delivery period(s), product grade and other material terms of such offer in the form prescribed in Schedule J.

(b) If Aron desires to accept any such offer, then Aron shall endeavor to promptly communicate its formal acceptance of such offer directly to the potential Customer so that Aron may establish a binding agreement between Aron and such potential Customer. If a binding agreement is so established to Aron’s satisfaction, then Aron will seek to finalize and confirm such Product Purchase Agreement using its ordinary documentation and confirmation procedures. If such a Product Purchase Agreement is entered into by Aron, the definitive terms and conditions thereof shall be exclusively those terms and conditions agreed to by Aron, without regard to any terms and conditions previously discussed between the Company and such Customer; provided, however, that in the event the pricing terms agreed by Aron differ from those negotiated by the Company and offered to Aron, Aron will utilize the price negotiated by the Company and offered to it for purposes of calculating the Aggregate Receipts for purposes of computing the Monthly Product Sale Adjustment. Any Product Purchase Agreement entered into pursuant to this Section 2.2 shall be an “Included Transaction” for purposes of this Agreement. If Aron enters into a Product Purchase Agreement, it shall promptly confirm this to the Company by sending to the Company an email confirmation notifying the Company that a transaction has been executed on the basis of the relevant trade ticket. In addition, if the relevant Customer has consented to Aron sharing copies of such Product Purchase Agreement with the Company, then Aron shall provide a copy thereof to the Company.

(c) In lieu of entering into a proposed Product Purchase Agreement with a potential Customer, Aron may elect to execute an Excluded Transaction for the quantity covered by such proposed Product Purchase Agreement, provided that such Excluded Transaction shall be subject to the following terms and conditions: (i) Aron shall promptly advise the Company in writing of its election to effect such an Excluded Transaction; (ii) notwithstanding anything to the contrary in Section 2.5(b) hereof or Section 7.8 of the Supply and Offtake Agreement, no Monthly Excluded Transaction Fee shall be due with respect to the quantity subject to such Excluded Transaction, (iii) notwithstanding anything to the contrary in Section 2.5(c) hereof, no adjustment shall be made to any Target Month End Product Volume as a result of such Excluded Transaction and (iv) for purposes of clause (y) of the definition of Aggregate Receipts in the Supply and Offtake Agreement, the aggregate purchase price under such proposed Product Purchase Agreement shall be included as contemplated thereby.

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(d) Aron may, in its discretion, acting in good faith, elect to reject any such offer to enter into a Product Purchase Agreement. Aron’s decision to reject any such offer shall be based on such factors and considerations as Aron deems relevant, which may include (without limitation) the proposed commercial terms, credit considerations (including credit quality and credit limits), reputational considerations, prior or current interactions between Aron and the proposed Customer, the presence or absence of trading documentation between Aron and the proposed Customer, the presence or absence of a pre-existing trading relationship with the proposed Customer or the suitability of the proposed Customer for such transaction. Aron reserves the right to accept or reject any potential transaction with such counterparty in accordance with this Section (d); provided that, Aron shall not refuse to trade with any counterparty based solely on the fact that such trade was presented to it by the Company hereunder where, at such time, Aron would otherwise have traded with such counterparty on such terms and under all other applicable policies and limitations.

2.3 Additional Transaction Terms and Guidelines. When identifying potential Product Purchase Agreements, the Company shall use commercially reasonable efforts to comply with any guidelines that Aron may from time to time provide to the Company, in writing, to be observed by the Company when identifying potential Product Purchase Agreements.

2.4 Sales to the Company.

(a) The Company, or an Affiliate of the Company (a “Company Purchaser”), intends to purchase Product from Aron for purposes of the Company’s Product Marketing Operations. In addition, in the event that Aron elects not to enter into any Product Purchase Agreement with a Customer proposed by the Company to Aron pursuant to Section 2.2, and at such time the Company has reasonably determined that Product sales are being made at an insufficient rate to permit the Refinery to continue its ordinary commercial operations, then a Company Purchaser may, at its election, enter into an agreement with such proposed Customer for the sale of Product and the Company Purchaser shall be permitted to purchase Product from Aron necessary to supply such proposed Customer at a price equal to the applicable Long Product FIFO Price (as defined in Schedule B to the Supply and Offtake Agreement).

(b) If, in Aron’s judgment, any proposed sale to a Company Purchaser under Section 2.4(a) involves a bulk quantity, taking into account the quantities generally subject to transactions being entered into by Company Purchasers under Section 2.4(a), then Aron may require that such bulk quantity transaction be separately confirmed and settled between Aron and such Company Purchaser. Any such separately confirmed and settled transaction shall be a “Company Purchase Agreement” hereunder. Aron shall have the right to require that a Company Purchaser provide Aron with documentation and other diligence before entering into any such Company Purchase Agreement.

(c) The parties acknowledge and agree that the purchase price payable by the Company Purchaser to Aron under a Company Purchase Agreement shall be the purchase price specified in the confirmation for such transaction.

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(d) The purchase price for any Product delivered to or lifted by the Company that is not subject to a Company Purchase Agreement shall be determined and paid to Aron in accordance with the provisions of the Supply and Offtake Agreement.

(e) The Company shall be permitted to purchase Product from Aron to the extent necessary to meet its obligations for the Company’s Product Marketing Operations.

(f) The Parties acknowledge that, for any Product that a Company Purchaser buys from Aron without a Company Purchase Agreement, title to such Product shall pass to such Company Purchaser as such Product leaves the relevant outlet flange or other delivery point at which delivery is made to such Company Purchaser, at which point such Company Purchaser may further transfer title to such Product without restriction hereunder.

2.5 Excluded Transactions.

(a) Subject to retaining a sufficient quantity of Product to satisfy its obligations under outstanding Product Purchase Agreements, Company Purchase Agreements and normal rack sales activity expected to be executed and delivered during such month, Aron may, from time to time and in its discretion, sell or buy quantities of Products in transactions not introduced to Aron pursuant to Section 2.2(a) above (each, an “Excluded Transaction”), provided that Aron may not enter into an Excluded Transaction if, at such time and based on such information as is then reasonably available to Aron, Aron determines that such Excluded Transaction:

(i) would result in the volume of Products held by Aron in the Product Storage Tanks at any point in time being less than the minimum volume or more than the maximum volume of the Operational Volume Range for the relevant Product;

(ii) would cause the aggregate quantity of Products scheduled to be delivered during any pipeline delivery cycle to exceed the applicable aggregate limit available to the Company for deliveries of such Product during such cycle; or

(iii) would result in sales commitments for any particular Products exceeding the quantity of such Product expected to be available for delivery at any point in time.

At least two (2) days prior to entering into one or more Excluded Transactions, Aron shall advise the Company that Aron wishes to enter into such Excluded Transaction or Excluded Transactions and provide the Company with a trade sheet, in the form of Schedule T to the Supply and Offtake Agreement (an “Excluded Transaction Trade Sheet”), setting forth certain of the material terms of each such proposed Excluded Transaction. The Company agrees that it shall promptly review each such Excluded Transaction Trade Sheet and advise Aron if it has determined, on a commercially reasonable basis, that an operational or logistical reason would interfere in a material respect with the fulfillment of each such proposed Excluded Transaction; provided that, if Aron wishes to enter into more than one Excluded Transaction, the Company shall take into account the combined effect of all such Excluded Transactions in considering any

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operational or logistical concerns. If the Company does not promptly advise Aron of any such operational or logistical concerns or if Aron and the Company resolve any such concerns that the Company has promptly raised, then Aron may proceed with such proposed Excluded Transaction or Excluded Transactions. Promptly after entering into an Excluded Transaction, Aron will advise the Company of the Product quantities and delivery periods for that Excluded Transaction.

(b) The Monthly Excluded Transaction Fee (as defined in the Supply and Offtake Agreement) shall be due from Aron to the Company as part of the Monthly True-up Amount determined under the Supply and Offtake Agreement.

(c) For any calendar month in which quantities of Products are delivered by Aron under one or more Excluded Transactions entered into during such month, the Target Month End Product Volume of any such Product for the end of such month shall be reduced by the aggregate net quantity of such Product so delivered.

(d) To confirm the intended scope of the term Excluded Transaction, the parties acknowledge and agree that Excluded Transactions apply only to quantities of Products held in the Product Storage Tanks and not to any other transactions involving fuels to which Aron may be a party.

2.6 Effect of Covering Transactions. If, as a result of the Company’s failure to produce the quantities of Product projected under the Supply and Offtake Agreement or the Company’s failure to comply with its obligations under this Agreement, Aron retains insufficient quantities of Product to comply with its obligations to any third parties or the Company, whether under Product Purchase Agreements, Company Purchase Agreements or Excluded Transactions (each, a “Shortfall Transaction”) and Aron procures Product from other sources for purposes of covering such delivery obligations or the shortfall in the quantity held for its account (each such procurement, a “Covering Transaction”), then notwithstanding anything to the contrary herein and in the Supply and Offtake Agreement, neither such Shortfall Transaction nor such Covering Transaction shall constitute an Included Transaction or an Excluded Transaction for purposes this Agreement or the Supply and Offtake Agreement; provided that the foregoing shall not in any way limit any amount that is due pursuant to Section 7.6 of the Supply and Offtake Agreement.

ARTICLE 3.

MONTHLY TRUE-UP

3.1 Monthly True-up Amounts. The Monthly True-up Amount for all Products sold pursuant to this Agreement shall be calculated pursuant to Sections 7.5, 7.6, 7.7 and 7.8 of the Supply and Offtake Agreement.

ARTICLE 4.

CREDIT REQUIREMENTS

4.1 Credit Support. The parties acknowledge and agree that the Guarantee provided in connection with the Supply and Offtake Agreement constitutes credit support for the Company’s obligations under this Agreement and any Company Purchase Agreements.

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ARTICLE 5.

TERM

5.1 This Agreement shall become effective starting at 00:00:01 a.m. CPT on the Commencement Date and end on the later of the Expiration Date as defined in the Supply and Offtake Agreement and the last day on which any Crude Oil or Products owned by Aron are held in the Storage Tanks.

ARTICLE 6.

EVENT OF DEFAULT; TERMINATION

6.1 Events of Default; Remedies Upon Event of Default.

(a) Notwithstanding any other provision of this Agreement, if any Event of Default (as defined in the Supply and Offtake Agreement) with respect to the Company, on the one hand, or Aron, on the other hand (such defaulting Party, the “Defaulting Party”) has occurred and is continuing, Aron (where the Company is the Defaulting Party) or the Company (where Aron is the Defaulting Party) (such non-defaulting Party or Parties, the “Non-Defaulting Party”) may, without notice, (i) terminate the Agreement and demand payment of all obligations done to it hereunder by the Defaulting Party and/or (ii) subject to Section 6.1(b), exercise any rights and remedies provided or available to the Non-Defaulting Party under this Agreement or at law or equity, including all remedies provided under the Uniform Commercial Code and as provided under Section 6.1(c).

(b) No delay or failure on the part of the Non-Defaulting Party in exercising any right or remedy to which it may be entitled on account of any Event of Default shall constitute an abandonment of any such right, and the Non-Defaulting Party shall be entitled to exercise such right or remedy at any time during the continuance of an Event of Default.

(c) The Non-Defaulting Party’s rights under this Section shall be in addition to, and not in limitation or exclusion of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise), including any rights of recoupment, setoff, combination of accounts or other rights under any credit support that may from time to time be provided in connection with this Agreement. The Defaulting Party shall indemnify and hold the Non-Defaulting Party harmless from all reasonable costs and expenses, including reasonable attorney fees, incurred in the exercise of any remedies hereunder.

(d) If an Event of Default has occurred and is continuing, the Non-Defaulting Party may, without limitation on its rights under this Section, set off amounts which the Defaulting Party owes to it against any amounts which it owes to the Defaulting Party (whether hereunder, under any other contract or agreement or otherwise and whether or not then due).

ARTICLE 7.

COMPLIANCE WITH LAWS

7.1 The Company shall be responsible for compliance with all Laws and Regulations, including the laws and regulations of the Arkansas Department of Finance and Administration, the Arkansas Oil and Gas Commission, the U.S. Department of Energy and the U.S. Department

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of Commerce, applicable to the manufacture and sale of Products in Arkansas and the exportation of Products from Arkansas to any other state or foreign country.

ARTICLE 8.

GOVERNING LAW

8.1 This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.

8.2 Each of the Parties hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, (without recourse to arbitration unless both Parties agree in writing), and to service of process by certified mail, delivered to the Party at the address indicated in Article 10. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile.

8.3 This Agreement is executed and delivered in connection with a closing of the transactions referenced herein which is occurring in the state of New York, and all parties acknowledge and agree that this Agreement is not valid, binding and enforceable until accepted and approved by Aron in New York.

ARTICLE 9.

ASSIGNMENT

This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

(a) The Company shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of Aron. Aron may, without the Company’s consent, assign and delegate all of Aron’s rights and obligations hereunder to (i) any Affiliate of Aron, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes Aron’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of Aron (taking into account any credit support for Aron) immediately prior to such assignment. Any other assignment by Aron shall require the Company’s consent.

(b) Any attempted assignment in violation of this ARTICLE 9 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

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ARTICLE 10.

NOTICE

All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M of the Supply and Offtake Agreement and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.

ARTICLE 11.

NO WAIVER; CUMMULATIVE REMEDIES

(a) The failure of a Party hereunder to assert a right or enforce an obligation of the other Party shall not be deemed a waiver of such right or obligation. The waiver by any Party of a breach of any provision of, or Event of Default under, this Agreement shall not operate or be construed as a waiver of any other breach of that provision or as a waiver of any breach of another provision of, Event of Default under, this Agreement, whether of a like kind or different nature.

(b) Each and every right granted to the Parties under this Agreement or allowed it by law or equity, shall be cumulative and may be exercised from time to time in accordance with the terms thereof and Applicable Law.

ARTICLE 12.

MISCELLANEOUS

12.1 If any Article, Section or provision of this Agreement shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Agreement and the remaining portions of this Agreement shall remain in full force and effect.

12.2 The terms of this Agreement constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

12.3 No promise, representation or inducement has been made by either Party that is not embodied in this Agreement, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

12.4 Time is of the essence with respect to all aspects of each Party’s performance of any obligations under this Agreement.

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12.5 Nothing expressed or implied in this Agreement is intended to create any rights, obligations or benefits under this Agreement in any person other than the Parties and their successors and permitted assigns.

12.6 All audit rights, payment, confidentiality and indemnification obligations and obligations under this Agreement shall survive the expiration or termination of this Agreement.

12.7 This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

12.8 All transactions hereunder are entered into in reliance on the fact this Agreement and all such transactions constitute a single integrated agreement between the parties, and the parties would not have otherwise entered into any other transactions hereunder.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each Party hereto as caused this Agreement to be executed by its duly authorized representative as of the date first above written.

J. ARON & COMPANY

By:	[*CONFIDENTIAL*]

Title:	[*CONFIDENTIAL*]

LION OIL COMPANY

By:	[*CONFIDENTIAL*]

Title:	[*CONFIDENTIAL*]

[Signature Page to Lion Oil Marketing Agreement]

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SCHEDULE Y

Execution Version

LOTT INVENTORY SALES AGREEMENT

THIS INVENTORY SALES AGREEMENT (this “Agreement”), is made and entered into as of the Commencement Date, by and between Lion Oil Trading & Transportation, Inc. (“Seller”) and J. Aron & Company (the “Buyer”) (each referred to individually as a “Party” and collectively, the “Parties”).

RECITALS

A. Seller, a subsidiary of Lion Oil Company (“Lion Oil”), is in the business of buying, selling and transporting of crude oil in connection with the processing and refining operations of Lion Oil in El Dorado, Arkansas (the “Refinery”).

B. At the Commencement Date (as defined below), Buyer desires to buy, and Seller desires to sell, all of Seller’s crude oil and feedstocks and refined products inventory (other than for certain excepted quantities).

C. Seller and Buyer desire to enter into this Agreement to set forth their agreements regarding the protocols to be used for measuring the quantity and quality of the LOTT Inventory and to establish the prices to be paid for such LOTT Inventory.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, subject to the terms and conditions hereinafter set forth, agree as follows:

SECTION 1: DEFINITIONS

1.1 Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

“Affiliate” has the meaning specified in the Supply and Offtake Agreement.

“Agreement” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

“Asphalt Category” means the category of products described on Schedule P of the Supply and Offtake Agreement.

“Barrel” means 42 United States standard gallons at 60 degrees Fahrenheit.

“BS&W” means basic sediment and water.

“Business Day” has the meaning specified in the Supply and Offtake Agreement.

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“Buyer” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

“Commencement Date” has the meaning specified in the Supply and Offtake Agreement.

“Crude and Product Inventory” means all crude oil, feedstocks and products of the types listed on Schedule A of the Supply and Offtake Agreement that are owned by Lion Oil or Seller and held in the Transfer Locations as of the Inventory Transfer Time and all additional quantities of such crude oil, feedstock and products that, between the Inventory Transfer Time and the Inventory Measurement Time, Lion Oil or Seller causes to be held in any of the Transfer Locations; provided that the Crude and Product Inventory shall not mean nor include, and expressly excludes, all of the Retained Crude and Products.

“Definitive Assumed Payable” means the payable obligation, if any, assumed by Buyer from Seller, whether by novation or otherwise, relating to any crude oil delivered or scheduled to be delivered prior to May 1, 2011.

“Estimated Assumed Payable” means, if Buyer has, by novation or otherwise, assumed any payment obligation of Seller relating to any crude oil delivered or scheduled to be delivered prior to May 1, 2011, Buyer’s reasonable, good faith estimate of such payment obligation.

“Independent Inspection Company” has the meaning specified in the Supply and Offtake Agreement.

“Inventory Measurement Time” means 11:59:59 p.m., CPT, on April 30, 2011.

“Inventory Report” has the meaning set forth in Section 3.3 of this Agreement.

“Inventory Transfer Time” means 00:00:01 a.m., CPT, on the Commencement Date.

“LOTT Definitive Commencement Date Value” means the price of the LOTT Inventory, assuming that the LOTT Inventory was determined as of the Inventory Measurement Time, as more particularly set forth and determined in accordance with the procedures described in Article 3 of this Agreement.

“LOTT Definitive Commencement Date Volume” has the meaning set forth in Section 3.3.

“LOTT Estimated Commencement Date Value” has the meaning set forth in Section 4.1.

“LOTT Inventory” means that portion of the Crude and Product Inventory owned by Seller as of the Inventory Transfer Time together with the portion of any additional Crude and Product Inventory that, between the Inventory Transfer Time and the Inventory Measurement Time, Seller causes to be held in any of the Transfer Locations, which additional quantities of Crude and Product Inventory shall be deemed to be transferred to Buyer pursuant to Section 2.1 hereof at the same time as such quantities first enter any of the Transfer Locations.

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“Parties” and “Party” have the meanings set forth in the introductory paragraph immediately preceding the Recitals.

“Price Adjustment” has the meaning set forth in Section 4.4 of this Agreement.

“Pricing Benchmark” has the meaning specified in the Supply and Offtake Agreement.

“Projected Inventory” has the meaning set forth in Section 4.1(a) of this Agreement.

“Refinery” has the meaning set forth in Recital A of this Agreement.

“Retained Crude and Products” means (a) any crude oil, feedstock or product that is not in the Transfer Locations either at the Inventory Transfer Time or from the Inventory Transfer Time to (and including) the Inventory Measurement Time, (b) any ethanol or additives at the locations identified in clause (b) of the definition of Transfer Locations and (c) any products in the Asphalt Category in the Transfer Locations at or prior to the Inventory Measurement Time (provided that clause (c) of this definition shall not limit Buyer’s right to acquire products in the Asphalt Category pursuant to the Supply and Offtake Agreement that are delivered to the Transfer Locations following the Inventory Measurement Time).

“Sales Statement” has the meaning set forth in Section 4.3 of this Agreement.

“Seller” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

“Step-in Prices” means, with respect to the different components of the Crude and Product Inventory, the applicable pricing index, formula or benchmark included under the category of Step-in Prices set forth on Schedule B of the Supply and Offtake Agreement.

“Stock Purchase Agreement” means the stock purchase agreement, among Ergon, Inc., the Company and the Guarantor, dated as of March 17, 2011, as from time to time amended, pursuant to which the Guarantor acquired 4,450,000 shares of the Company’s common stock from Ergon, Inc.

“Supply and Offtake Agreement” means the Supply and Offtake Agreement by and among Buyer, Seller and Lion Oil, dated as of April 29, 2011 as from time to time amended, modified and/or restated.

“Termination Date” means the date on which the Supply and Offtake Agreement terminates.

“Transfer Locations” means (a) the Crude Storage Tanks and the Product Storage Tanks as each is defined in the Supply and Offtake Agreement and (b) any other Included Locations (as defined in the Supply and Offtake Agreement) as of the Commencement Date.

All capitalized terms used, but that are not otherwise defined, in the body of this Agreement shall have the meanings ascribed to such terms in the Supply and Offtake Agreement.

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SECTION 2: ASSIGNMENT AND CONVEYANCE

2.1 Assignment and Conveyance. Effective upon the Inventory Transfer Time, Seller shall, and hereby does, assign, transfer and deliver unto the Buyer, its successors and assigns forever, all of the Seller’s right, title, and interest in and to all of the LOTT Inventory, free and clear of all liens, claims and encumbrances of any nature, to have and to hold, all of the Seller’s right, title, and interest in and to the LOTT Inventory, together with all of the rights and appurtenances thereto in anywise belonging, unto the Buyer and its successors and assigns forever. The Seller, for itself, its successors and assigns, covenants and agrees to warrant and forever defend good title to the LOTT Inventory, free and clear of all liens, claims and encumbrances of any nature, against the claims of all parties claiming the same by, through, or under Seller, but not otherwise, and other than Permitted Liens (as defined in the Supply and Offtake Agreement). Buyer acknowledges that, between the Inventory Transfer Time and the Inventory Measurement Time, Seller and Lion shall, and are hereby authorized to, continue in the ordinary course of their business to use, process and dispose of the Crude and Product Inventories transferred hereunder to Buyer, that, as a result, the volumes thereof may fluctuate during such time, and that Seller or LOTT, as applicable, shall have the right to retain any proceeds from the sale of Crude or Product Inventories between the Inventory Transfer Time and Inventory Measurement Time.

2.2 Warranties and Representations of Conveying Party; Disclaimer of Warranties.

2.2.1 EXCEPT FOR THE FOREGOING LIMITED SPECIAL WARRANTY OF TITLE, EACH CONVEYANCE OF LOTT INVENTORY IS MADE AND ACCEPTED WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, REGARDING THE LOTT INVENTORY INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE CONDITION OR MERCHANTABILITY OF SUCH COMMODITY OR FITNESS OF ANY SUCH COMMODITY FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY DISCLAIMED. THE BUYER SHALL ACCEPT ALL OF THE LOTT INVENTORY IN ITS “AS IS, WHERE IS” CONDITION AND “WITH ALL FAULTS.”

2.2.2 All representations and warranties of the Seller contained herein shall be true and correct on and as of the Commencement Date.

SECTION 3: DETERMINATION OF INVENTORY

3.1 Inspection. The quantity and quality of the entire physical inventory shall be determined by the Independent Inspection Company pursuant to the process and procedures set forth in the Stock Purchase Agreement; provided that Buyer may send a representative to observe such process and procedures as they occur, and Buyer shall promptly receive the survey report generated thereunder (the “SPA Inventory Report”), which report shall be addressed to Buyer. All costs related to the survey of the physical inventory and generation of the SPA Inventory Report shall be the responsibility of Seller and Ergon, Inc.

3.2 Physical Inventory.

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3.2.1 Except as described in Section 3.2.2 below, the SPA Inventory Report shall serve as the survey of the physical inventory at and as of the Inventory Measurement Time; provided that the Buyer shall be informed by Seller of the process and procedures used to conduct such survey of the physical inventory. Buyer shall have the right to witness the survey of the physical inventory conducted pursuant to the Stock Purchase Agreement.

3.2.2 With respect to volumes located at any Included Third Party Storage Tanks, any Offsite Crude Storage Tanks or any Offsite Product Storage Tanks, the physical inventory shall be determined by the operating company unless the operating company is Seller, in which case the inventory will be determined as per Section 3.1 and 3.2.1, at that location based on its normal month-end inventory determination procedures and shall equal the volume transferred from Seller to Buyer by in-tank title transfer as specified in the joint transfer instruction provided by the Parties to such operating company of the tanks. With respect to volumes located at any Included Crude Pipelines or Included Product Pipelines, the physical inventory shall be determined by the operating company of the pipeline based on its normal month-end inventory determination procedures and shall equal the volume transferred from Seller to Buyer by in-line title transfer as specified in the joint transfer instruction provided by the Parties to such operating company of the pipeline.

3.3 Disputes. Either Party or their respective representatives present at the survey of the physical inventory conducted by the Independent Inspection Company at the Inventory Measurement Time may question or dispute the calculations and/or laboratory results of the Independent Inspection Company. Any questions or disputes relating to the quantity and the qualitative laboratory results of the physical inventory shall be resolved by the Independent Inspection Company within three (3) Business Days after the receipt of the Independent Inspection Company quantity and quality report and the resolution by the Independent Inspection Company shall be binding on both Parties save fraud or manifest error. At the end of such period and following resolution of all quantity and quality disputes, the agreed quantity and quality entries shall be recorded in the inventory report (the “Inventory Report”) and will become the official quantity and quality measurements of the LOTT Inventory as of the Inventory Measurement Time. Such recorded quantity shall be adjusted for BS&W and temperature corrected to 60 degrees Fahrenheit and the volume contained in such Inventory Report shall be the “LOTT Definitive Commencement Date Volume” for purposes of this Agreement.

3.4 Inventory Report. Within three (3) Business Days after the Inventory Measurement Time, the Independent Inspection Company shall provide the Parties with the Inventory Report.

SECTION 4: PAYMENT AND PRICING

4.1 Delivery of LOTT Estimated Commencement Date Value.

(a)	Approximately three (3) Business Days prior to the Commencement Date, Seller shall deliver to Buyer a notice containing an estimate of the LOTT Inventory it projects will be available at the Inventory Measurement Time (the “Projected Inventory”).

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(b)	Based on the Projected Inventory and such data as is then reasonably available and using the applicable Pricing Benchmarks (but only for April 27, 2011 and April 28, 2011), Buyer shall provide the Seller with a reasonable, good faith estimate of the purchase value for the LOTT Inventory (the “LOTT Estimated Commencement Date Value”) available at the Inventory Measurement Time. The LOTT Estimated Commencement Date Value and all supporting calculations used to determine it shall be included in the notice delivered to Buyer pursuant to clause (a) of this Section 4.1

4.2 Payment of LOTT Estimated Commencement Date Value. On the Commencement Date, Buyer shall pay to Seller an amount equal to the LOTT Estimated Commencement Date Value for the LOTT Inventory minus all or such portion of the Estimated Assumed Payable as Buyer may specify (provided that, if only a portion of the Estimated Assumed Payable is so specified, the balance thereof shall be deducted from the amount payable to Lion Oil on the Commencement Date under the Lion Oil Inventory Sales Agreement (as defined in the Supply and Offtake Agreement).

4.3 LOTT Inventory Sales Statement. Promptly after the Commencement Date, Buyer shall calculate the LOTT Definitive Commencement Date Value using the data regarding the LOTT Inventory provided in the Inventory Report and deliver to Seller a statement including such calculated price (the “Sales Statement”), provided that Buyer has obtained the appropriate information for such calculation. Buyer shall use the relevant Step-in Prices to price the various quantities set forth in the Inventory Report and the Sales Statement shall include all supporting calculations and documentation used to determine the LOTT Definitive Commencement Date Value.

4.3.1 Unless Seller gives notice to Buyer on or before the first (1st) Business Day after Seller’s receipt of the Sales Statement that Seller disputes the LOTT Definitive Commencement Date Value specified in the Sales Statement, the LOTT Definitive Commencement Date Value shall be as specified in the Sales Statement. If Seller gives timely notice to Buyer that it disputes the LOTT Definitive Commencement Date Value specified in the Sales Statement, the Parties shall consult in good faith and use all reasonable efforts to agree upon the calculation of the LOTT Definitive Commencement Date Value. If the Parties have not agreed on the LOTT Definitive Commencement Date Value within one (1) Business Day after Buyer’s receipt of Seller’s dispute notice, either Party shall have the right to submit such matters as remain in dispute to a single accounting firm as the Parties shall mutually agree, for final resolution, which resolution shall be binding upon the Parties, and judgment upon which may be entered in any court having jurisdiction over the Party against which such determination is sought to be enforced; provided, however, that the LOTT Definitive Commencement Date Volume, as provided in the Inventory Report prepared by the Independent Inspection Company, shall not be subject to further review or dispute. The accounting firm’s determination shall be in the form of a written opinion as is appropriate under the circumstances and shall confirm that the LOTT Definitive Commencement Date Volume was rendered in accordance with this Section 4.3. The fees

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and expenses of such accounting firm for its services in resolving such dispute shall be borne equally by the Parties.

4.4 LOTT Inventory Sales Price Adjustment. Upon final determination of the LOTT Definitive Commencement Date Value pursuant to Section 4.3, a true-up adjustment will be made in accordance with the provisions of this Section 4.4 (the “Price Adjustment”). If the LOTT Definitive Commencement Date Value for the LOTT Inventory minus all or such portion of the Definitive Assumed Payable as Buyer may specify is greater than the amount paid to Seller pursuant to Section 4.2, then Buyer shall make a payment to Seller in an amount equal to such excess. If the amount paid to Seller pursuant to Section 4.2 is greater than the LOTT Definitive Commencement Date Value for LOTT Inventory minus all or such portion of the Definitive Assumed Payable as Buyer may specify, then Seller shall make a payment to Buyer in an amount equal to such excess. Any such payment by Buyer or Seller shall be made by wire transfer or delivery of other immediately available funds on or before the second (2nd) Business Day after receipt of the Sales Statement and the final determination of the Price Adjustment. If Buyer specifies only a portion of the Definitive Assumed Payable for purposes of this Section 4.4, then the balance thereof shall be deducted in determining the payment due under Section 4.4 of the Lion Oil Inventory Sales Agreement.

4.5 Taxes.

4.5.1 Seller shall pay and indemnify and hold Buyer harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Buyer directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Seller is not permitted to pay such Taxes, the Supply Cost and the Product Cost shall be adjusted such that Seller shall bear the economic burden of the Taxes. Seller shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Buyer. To the extent Buyer is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Seller in accordance with this Agreement, unless Seller is exempt from such Taxes and furnishes Buyer with a certificate of exemption. Buyer shall be responsible for all taxes imposed on Buyer’s net income.

4.5.2 If Seller disagrees with Buyer’s determination that any Tax is due with respect to transactions under this Agreement, Seller shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, Seller shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Buyer for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Buyer agrees to reasonably cooperate with Seller, at Seller’s cost and expense, in the event Seller determines to contest any such Taxes.

4.5.3 Seller and Buyer shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions.

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Any legal proceedings or any other action against Buyer with respect to such asserted liability shall be under Buyer’s direction but Seller shall be consulted. Any legal proceedings or any other action against Seller with respect to such asserted liability shall be under Seller’s direction but Buyer shall be consulted. In any event, Seller and Buyer shall fully cooperate with each other as to the asserted liability. Each party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.

4.5.4 Any other provision of this Agreement to the contrary notwithstanding, this Section 4.5 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.

SECTION 5: MISCELLANEOUS

5.1 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

(a)	Seller shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of the Buyer. Buyer may, without the Seller’s consent, assign and delegate all of the Buyer’s rights and obligations hereunder to (i) any Affiliate of the Buyer, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes the Buyer’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of the Buyer (taking into account any credit support for the Buyer) immediately prior to such assignment. Any other assignment by the Buyer shall require the Seller’s consent.

(b)	Any attempted assignment in violation of this Section 5 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

5.2 Notices. All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email address set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M of the Supply and Offtake Agreement and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.

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5.3 Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the Parties as if the unenforceable provisions had never been contained herein.

5.4 Waiver; Limitation of Liability.

5.4.1 The delay or failure of any Party to enforce any of its rights under this Agreement arising from any default or breach by the other Party shall not constitute a waiver of any such default, breach, or any of the Party’s rights relating thereto. No custom or practice which may arise between the Parties in the course of operating under this Agreement will be construed to waive any Parties’ rights to either ensure the other Party’s strict performance with the terms and conditions of this Agreement, or to exercise any rights granted to it as a result of any breach or default under this Agreement. Neither Party shall be deemed to have waived any right conferred by this Agreement or under any applicable law unless such waiver is set forth in a written document signed by the Party to be bound, and delivered to the other Party. No express waiver by either Party of any breach or default by the other Party shall be construed as a waiver of any future breaches or defaults by such other Party.

5.4.2 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.5 Entire Agreement; Amendment. The terms of this Agreement, together with the Exhibits hereto constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

5.6 Choice of Law; Dispute Resolution.

5.6.1 This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.

5.6.2 All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with the dispute resolution procedures set forth in the Supply and Offtake Agreement.

5.6.3 This Agreement is executed and delivered in connection with a closing of the transactions referenced herein which is occurring in the state of New York, and all parties acknowledge and agree that this Agreement is not valid, binding and enforceable until accepted and approved by Buyer in New York.

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5.7 Counterparts. This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

5.8 Further Assurances. Both Seller and Buyer agree to execute and deliver, from time to time, such other and additional instruments, notices, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively transfer and assign the LOTT Inventory to Buyer.

5.9 Third Party Consents. The assignment and conveyance set forth in this Agreement shall not constitute an assignment or transfer of any of the LOTT Inventory if an attempted assignment thereof without the prior consent of a third party would result in a termination thereof, unless and until such consent shall have been obtained, at which time such asset(s) shall be and is hereby deemed to be transferred and assigned to Buyer in accordance herewith.

5.10 Jurisdiction; Consent to Service of Process; Waiver. Each of the Parties hereto agrees, subject to Section 5.6, that they each hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, and to service of process by certified mail, delivered to the Party at the address indicated in Schedule M of the Supply and Offtake Agreement. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile. Each of the Parties waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any proceedings relating to this Agreement.

[Remainder of page intentionally left blank]

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The Parties hereto have executed this Agreement on the date first above written, to be effective as of the date first written above.

J. ARON & COMPANY

By:	[*CONFIDENTIAL*]
Name:	[*CONFIDENTIAL*]
Title:	[*CONFIDENTIAL*]

LION OIL TRADING & TRANSPORTATION, INC.

By:	[*CONFIDENTIAL*]
Name:	[*CONFIDENTIAL*]
Title:	[*CONFIDENTIAL*]

[Signature Page to LOTT Inventory Sales Agreement]

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AMENDMENT NO. 1 TO THE SUPPLY AND OFFTAKE AGREEMENT

THIS AMENDMENT No. 1 to THE SUPPLY AND OFFTAKE AGREEMENT (this “Amendment”), dated as of November 7, 2012 is made among J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and located at 200 West Street, New York, New York 10282-2198, Lion Oil Company (“Lion”), a corporation organized under the laws of Arkansas and located at 7102 Commerce Way, Brentwood, Tennessee 37027, and Lion Oil Trading & Transportation, LLC (“LOTT”, together with Lion, the “Company”), a limited liability company organized under the laws of Texas (formerly known as Lion Oil Trading & Transportation, Inc., a corporation organized under the laws of Arkansas) and located at 7102 Commerce Way, Brentwood, Tennessee 37027 (each referred to individually as a “Party” or collectively as the “Parties”).

RECITALS

Aron and the Company are parties to that certain Supply and Offtake Agreement dated as of April 29, 2011 (the “S&O Agreement”) pursuant to which Aron has agreed to procure crude oil and other petroleum feedstocks for the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products); and

Aron and the Company wish to amend certain terms and conditions of the S&O Agreement and accordingly, agree as follows:

SECTION 1 Definitions; Interpretation

Section 1.1 Terms Defined in S&O Agreement. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the S&O Agreement.

Section 1.2 Interpretation. The rules of construction set forth in Section 1.2 of the S&O Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the S&O Agreement

Section 2.1 Amendment. Upon the effectiveness of this Amendment, the S&O Agreement is hereby amended as follows:

(a) By inserting in Section 1.1 thereof, in the appropriate alphabetical order, the following definitions:

“Estimated Daily Net Crude Sales” has the meaning specified in Section 10.1(d).

“Estimated Daily Net Product Sales” has the meaning specified in Section 10.1(d).

“Estimated Gathering Crude Value” has the meaning specified in Section 10.1(d).

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4.6.2 If Buyer disagrees with Seller’s determination that any Tax is due with respect to transactions under this Agreement, Buyer shall have the right to seek a binding administrative determination from the applicable taxing authority, or, alternatively, Buyer shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Seller for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Seller agrees to reasonably cooperate with Buyer, at Buyer’s cost and expense, in the event Buyer determines to contest any such Taxes.

(q) By amending the LOTT Inventory Sales Agreement (Schedule Y to the S&O Agreement) by replacing in its entirety, Section 4.5.1 thereof with the following:

4.5.1 Seller shall pay and indemnify and hold Buyer harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Buyer directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Seller is not permitted to pay such Taxes, the Supply Cost and the Product Cost shall be adjusted such that Seller shall bear the economic burden of the Taxes. Seller shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Buyer. To the extent Buyer is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Seller in accordance with this Agreement, unless Seller is exempt from such Taxes and furnishes Buyer with a certificate of exemption; provided, however, that (i) the failure of Buyer to separately state or collect Taxes from the Seller shall not alter the liability of the Buyer for Taxes and (ii) Buyer shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from the Seller. Buyer shall be responsible for all taxes imposed on Buyer’s net income.

(r) By amending the LOTT Inventory Sales Agreement (Schedule Y to the S&O Agreement) by replacing in its entirety, Section 4.5.2 thereof with the following:

4.5.2 If Seller disagrees with Buyer’s determination that any Tax is due with respect to transactions under this Agreement, Seller shall have the right to seek a binding administrative determination from the applicable taxing authority, or, alternatively, Seller shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Buyer for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Buyer agrees to reasonably cooperate with Seller, at Seller’s cost and expense, in the event Seller determines to contest any such Taxes.

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SCHEDULE Z

Execution Version

LION OIL INVENTORY SALES AGREEMENT

THIS INVENTORY SALES AGREEMENT (this “Agreement”), is made and entered into as of the Commencement Date, by and between Lion Oil Company (“Seller”) and J. Aron & Company (the “Buyer”) (each referred to individually as a “Party” and collectively, the “Parties”).

RECITALS

A. Seller owns and operates a refinery and related assets located in El Dorado, Arkansas (the “Refinery”).

B. At the Commencement Date (as defined below), Buyer desires to buy, and Seller desires to sell, all of Seller’s crude oil and feedstocks and refined products inventory (other than for certain excepted quantities).

C. Seller and Buyer desire to enter into this Agreement to set forth their agreements regarding the protocols to be used for measuring the quantity and quality of the Lion Oil Inventory and to establish the prices to be paid for such Lion Oil Inventory.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, subject to the terms and conditions hereinafter set forth, agree as follows:

SECTION 1: DEFINITIONS

1.1 Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

“Affiliate” has the meaning specified in the Supply and Offtake Agreement.

“Agreement” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

“Asphalt Category” means the category of products described on Schedule P of the Supply and Offtake Agreement.

“Barrel” means 42 United States standard gallons at 60 degrees Fahrenheit.

“BS&W” means basic sediment and water.

“Business Day” has the meaning specified in the Supply and Offtake Agreement.

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“Buyer” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

“Commencement Date” has the meaning specified in the Supply and Offtake Agreement.

“Crude and Product Inventory” means all crude oil, feedstocks and products of the types listed on Schedule A of the Supply and Offtake Agreement that are owned by Seller or LOTT and held in the Transfer Locations as of the Inventory Transfer Time and all additional quantities of such crude oil, feedstock and products that, between the Inventory Transfer Time and the Inventory Measurement Time, Seller or LOTT causes to be held in any of the Transfer Locations; provided that the Crude and Product Inventory shall not mean nor include, and expressly excludes, all of the Retained Crude and Products.

“Deferred Portion” has the meaning specified in Section 4.4.

“Definitive Commencement Date Value” means the sum of the Lion Oil Definitive Commencement Date Value and the LOTT Definitive Commencement Date Value.

“Definitive Assumed Payable” has the meaning specified in the LOTT Inventory Sales Agreement.

“Estimated Assumed Payable” has the meaning specified in the LOTT Inventory Sales Agreement.

“Independent Inspection Company” has the meaning specified in the Supply and Offtake Agreement.

“Inventory Measurement Time” means 11:59:59 p.m., CPT, on April 30, 2011.

“Inventory Report” has the meaning set forth in Section 3.3 of this Agreement.

“Inventory Transfer Time” means 00:00:01 a.m., CPT, on the Commencement Date.

“Lion Oil Definitive Commencement Date Value” means the price of the Lion Oil Inventory, assuming that the Lion Oil Inventory was determined as of the Inventory Measurement Time, as more particularly set forth and determined in accordance with the procedures described in Article 3 of this Agreement.

“Lion Oil Definitive Commencement Date Volume” has the meaning set forth in Section 3.3.

“Lion Oil Estimated Commencement Date Value” has the meaning set forth in Section 4.1.

“Lion Oil Inventory” means that portion of the Crude and Product Inventory owned by Seller as of the Inventory Transfer Time together with the portion of any additional Crude and Product Inventory that, between the Inventory Transfer Time and the Inventory Measurement Time, Seller causes to be held in any of the Transfer Locations, which additional quantities of

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Crude and Product Inventory shall be deemed to be transferred to Buyer pursuant to Section 2.1 hereof at the same time as such quantities first enter any of the Transfer Locations.

“LOTT Definitive Commencement Date Value” has the meaning specified in the LOTT Inventory Sales Agreement.

“LOTT Estimated Commencement Date Value” has the meaning specified in the LOTT Inventory Sales Agreement.

“LOTT Inventory Sales Agreement” means the inventory sales agreement, dated as of the Commencement Date, between LOTT and Buyer, pursuant to which LOTT is selling and transferring to Buyer a specified portion of the Commencement Date Volumes for a specified percentage of the Commencement Date Purchase Value, free and clear of all liens, claims and encumbrances of any kind.

“Parties” and “Party” have the meanings set forth in the introductory paragraph immediately preceding the Recitals.

“Price Adjustment” has the meaning set forth in Section 4.4 of this Agreement.

“Pricing Benchmark” has the meaning specified in the Supply and Offtake Agreement.

“Projected Inventory” has the meaning set forth in Section 4.1(a) of this Agreement.

“Refinery” has the meaning set forth in Recital A of this Agreement.

“Retained Crude and Products” means (a) any crude oil, feedstock or product that is not in the Transfer Locations either at the Inventory Transfer Time or from the Inventory Transfer Time to (and including) the Inventory Measurement Time, (b) any ethanol or additives at the locations identified in clause (b) of the definition of Transfer Locations and (c) any products in the Asphalt Category in the Transfer Locations at or prior to the Inventory Measurement Time (provided that clause (c) of this definition shall not limit Buyer’s right to acquire products in the Asphalt Category pursuant to the Supply and Offtake Agreement that are delivered to the Transfer Locations following the Inventory Measurement Time).

“Sales Statement” has the meaning set forth in Section 4.3 of this Agreement.

“Seller” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.

“Step-in Prices” means, with respect to the different components of the Crude and Product Inventory, the applicable pricing index, formula or benchmark included under the category of Step-in Prices set forth on Schedule B of the Supply and Offtake Agreement.

“Stock Purchase Agreement” means the stock purchase agreement, among Ergon, Inc., the Company and the Guarantor, dated as of March 17, 2011, as from time to time amended, pursuant to which the Guarantor acquired 4,450,000 shares of the Company’s common stock from Ergon, Inc.

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“Supply and Offtake Agreement” means the Supply and Offtake Agreement by and among Buyer, Seller and LOTT, dated as of April 29, 2011 as from time to time amended, modified and/or restated.

“Termination Date” means the date on which the Supply and Offtake Agreement terminates.

“Transfer Locations” means (a) the Crude Storage Tanks and the Product Storage Tanks as each is defined in the Supply and Offtake Agreement and (b) any other Included Locations (as defined in the Supply and Offtake Agreement) as of the Commencement Date.

All capitalized terms used, but that are not otherwise defined, in the body of this Agreement shall have the meanings ascribed to such terms in the Supply and Offtake Agreement.

SECTION 2: ASSIGNMENT AND CONVEYANCE

2.1 Assignment and Conveyance. Effective upon the Inventory Transfer Time, Seller shall, and hereby does, assign, transfer and deliver unto the Buyer, its successors and assigns forever, all of the Seller’s right, title, and interest in and to all of the Lion Oil Inventory, free and clear of all liens, claims and encumbrances of any nature, to have and to hold, all of the Seller’s right, title, and interest in and to the Lion Oil Inventory, together with all of the rights and appurtenances thereto in anywise belonging, unto the Buyer and its successors and assigns forever. The Seller, for itself, its successors and assigns, covenants and agrees to warrant and forever defend good title to the Lion Oil Inventory, free and clear of all liens, claims and encumbrances of any nature, against the claims of all parties claiming the same by, through, or under Seller, but not otherwise, and other than Permitted Liens (as defined in the Supply and Offtake Agreement). Buyer acknowledges that, between the Inventory Transfer Time and the Inventory Measurement Time, Seller and LOTT shall, and are hereby authorized to, continue in the ordinary course of their business to use, process and dispose of the Crude and Product Inventories transferred hereunder to Buyer, that, as a result, the volumes thereof may fluctuate during such time, and that Seller or LOTT, as applicable, shall have the right to retain any proceeds from the sale of Crude or Product Inventories between the Inventory Transfer Time and the Inventory Measurement Time.

2.2 Warranties and Representations of Conveying Party; Disclaimer of Warranties.

2.2.1 EXCEPT FOR THE FOREGOING LIMITED SPECIAL WARRANTY OF TITLE, EACH CONVEYANCE OF LION OIL INVENTORY IS MADE AND ACCEPTED WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, REGARDING THE LION OIL INVENTORY INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE CONDITION OR MERCHANTABILITY OF SUCH COMMODITY OR FITNESS OF ANY SUCH COMMODITY FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY DISCLAIMED. THE BUYER SHALL ACCEPT ALL OF THE LION OIL INVENTORY IN ITS “AS IS, WHERE IS” CONDITION AND “WITH ALL FAULTS.”

2.2.2 All representations and warranties of the Seller contained herein shall be true and correct on and as of the Commencement Date.

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SECTION 3: DETERMINATION OF INVENTORY

3.1 Inspection. The quantity and quality of the entire physical inventory shall be determined by the Independent Inspection Company pursuant to the process and procedures set forth in the Stock Purchase Agreement; provided that Buyer may send a representative to observe such process and procedures as they occur, and Buyer shall promptly receive the survey report generated thereunder (the “SPA Inventory Report”), which report shall be addressed to Buyer. All costs related to the survey of the physical inventory and generation of the SPA Inventory Report shall be the responsibility of Seller and Ergon, Inc.

3.2 Physical Inventory.

3.2.1 Except as described in Section 3.2.2 below, the SPA Inventory Report shall serve as the survey of the physical inventory at and as of the Inventory Measurement Time; provided that the Buyer shall be informed by Seller of the process and procedures used to conduct such survey of the physical inventory. Buyer shall have the right to witness the survey of the physical inventory conducted pursuant to the Stock Purchase Agreement.

3.2.2 With respect to volumes located at any Included Third Party Storage Tanks, any Offsite Crude Storage Tanks or any Offsite Product Storage Tanks, the physical inventory shall be determined by the operating company unless the operating company is Seller, in which case the inventory will be determined as per Section 3.1 and 3.2.1, at that location based on its normal month-end inventory determination procedures and shall equal the volume transferred from Seller to Buyer by in-tank title transfer as specified in the joint transfer instruction provided by the Parties to such operating company of the tanks. With respect to volumes located at any Included Crude Pipelines or Included Product Pipelines, the physical inventory shall be determined by the operating company of the pipeline based on its normal month-end inventory determination procedures and shall equal the volume transferred from Seller to Buyer by in-line title transfer as specified in the joint transfer instruction provided by the Parties to such operating company of the pipeline.

3.3 Disputes. Either Party or their respective representatives present at the survey of the physical inventory conducted by the Independent Inspection Company at the Inventory Measurement Time may question or dispute the calculations and/or laboratory results of the Independent Inspection Company. Any questions or disputes relating to the quantity and the qualitative laboratory results of the physical inventory shall be resolved by the Independent Inspection Company within three (3) Business Days after the receipt of the Independent Inspection Company quantity and quality report and the resolution by the Independent Inspection Company shall be binding on both Parties save fraud or manifest error. At the end of such period and following resolution of all quantity and quality disputes, the agreed quantity and quality entries shall be recorded in the inventory report (the “Inventory Report”) and will become the official quantity and quality measurements of the Lion Oil Inventory as of the Inventory Measurement Time. Such recorded quantity shall be adjusted for BS&W and temperature corrected to 60 degrees Fahrenheit and the volume contained in such Inventory Report shall be the “Lion Oil Definitive Commencement Date Volume” for purposes of this Agreement.

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3.4 Inventory Report. Within three (3) Business Days after the Inventory Measurement Time, the Independent Inspection Company shall provide the Parties with the Inventory Report.

SECTION 4: PAYMENT AND PRICING

4.1 Delivery of Lion Oil Estimated Commencement Date Value.

(a)	Approximately three (3) Business Days prior to the Commencement Date, Seller shall deliver to Buyer a notice containing an estimate of the Lion Oil Inventory it projects will be available at the Inventory Measurement Time (the “Projected Inventory”).

(b)	Based on the Projected Inventory and such data as is then reasonably available and using the applicable Pricing Benchmarks (but only for April 27, 2011 and April 28, 2011), Buyer shall provide the Seller with a reasonable, good faith estimate of the purchase value for the Lion Oil Inventory (the “Lion Oil Estimated Commencement Date Value”) available at the Inventory Measurement Time. The Lion Oil Estimated Commencement Date Value and all supporting calculations used to determine it shall be included in the notice delivered to Buyer pursuant to clause (a) of this Section 4.1.

4.2 Payment of Lion Oil Estimated Commencement Date Value. On the Commencement Date, Buyer shall pay to Seller an amount equal to the Lion Oil Estimated Commencement Date Value for the Lion Oil Inventory minus the Estimated Deferred Portion and, if only a portion of the Estimated Assumed Payable has been specified for purposes of Section 4.2 of the LOTT Inventory Sales Agreement, then also minus the remaining portion of the Estimated Assumed Payable that was not so specified. The “Estimated Deferred Portion” shall equal the sum of (i) 10% of the Lion Oil Estimated Commencement Date Value and (ii) 10% of the LOTT Estimated Commencement Date Value. The Estimated Deferred Portion (subject to adjustment pursuant to Section 4.4 below) shall be due and payable to the Seller at the Termination Date, subject to the terms and conditions of the Supply and Offtake Agreement.

4.3 Lion Oil Inventory Sales Statement. Promptly after the Commencement Date, Buyer shall calculate the Lion Oil Definitive Commencement Date Value using the data regarding the Lion Oil Inventory provided in the Inventory Report and deliver to Seller a statement including such calculated price (the “Sales Statement”), provided that Buyer has obtained the appropriate information for such calculation. Buyer shall use the relevant Step-in Prices to price the various quantities set forth in the Inventory Report and the Sales Statement shall include all supporting calculations and documentation used to determine the Lion Oil Definitive Commencement Date Value.

4.3.1 Unless Seller gives notice to Buyer on or before the first (1st) Business Day after Seller’s receipt of the Sales Statement that Seller disputes the Lion Oil

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Definitive Commencement Date Value specified in the Sales Statement, the Lion Oil Definitive Commencement Date Value shall be as specified in the Sales Statement. If Seller gives timely notice to Buyer that it disputes the Lion Oil Definitive Commencement Date Value specified in the Sales Statement, the Parties shall consult in good faith and use all reasonable efforts to agree upon the calculation of the Lion Oil Definitive Commencement Date Value. If the Parties have not agreed on the Lion Oil Definitive Commencement Date Value within one (1) Business Day after Buyer’s receipt of Seller’s dispute notice, either Party shall have the right to submit such matters as remain in dispute to a single accounting firm as the Parties shall mutually agree, for final resolution, which resolution shall be binding upon the Parties, and judgment upon which may be entered in any court having jurisdiction over the Party against which such determination is sought to be enforced; provided, however, that the Lion Oil Definitive Commencement Date Volume, as provided in the Inventory Report prepared by the Independent Inspection Company, shall not be subject to further review or dispute. The accounting firm’s determination shall be in the form of a written opinion as is appropriate under the circumstances and shall confirm that the Lion Oil Definitive Commencement Date Volume was rendered in accordance with this Section 4.3. The fees and expenses of such accounting firm for its services in resolving such dispute shall be borne equally by the Parties.

4.4 Crude and Product Inventory Sales Price Adjustment. Upon final determination of the Lion Oil Definitive Commencement Date Value pursuant to Section 4.3, a true-up adjustment will be made in accordance with the provisions of this Section 4.4 (the “Price Adjustment”). If the Lion Oil Definitive Commencement Date Value for the Lion Oil Inventory minus the Deferred Portion (as defined below) and, if only a portion of the Definitive Assumed Payable has been specified for purposes of Section 4.4 of the LOTT Inventory Sales Agreement, then also minus the remaining portion of the Definitive Assumed Payable that was not so specified, is greater than the amount paid to Seller pursuant to Section 4.2, then Buyer shall make a payment to Seller in an amount equal to such excess. If the amount paid to Seller pursuant to Section 4.2 is greater than the Lion Oil Definitive Commencement Date Value for the Lion Oil Inventory minus the Deferred Portion and, if only a portion of the Definitive Assumed Payable has been specified for purposes of Section 4.4 of the LOTT Inventory Sales Agreement, then also minus the remaining portion of the Definitive Assumed Payable that was not so specified, then Seller shall make a payment to Buyer in an amount equal to such excess. Any such payment by Buyer or Seller shall be made by wire transfer or delivery of other immediately available funds on or before the second (2nd) Business Day after receipt of the Sales Statement and the final determination of the Price Adjustment. As a result of the payments made under this Section 4.4 and Section 4.4 of the LOTT Inventory Sales Agreement and including the credit due Buyer as a result of any portion of the Definitive Assumed Payable included above, Buyer shall have paid to Seller an amount equal to the Lion Oil Definitive Commencement Date Value for the Lion Oil Inventory minus the Deferred Portion, which shall be payable to Seller on the Termination Date, subject to the terms and conditions of the Supply and Offtake Agreement. The “Deferred Portion” shall equal the sum of (i) 10% of the Lion Oil Definitive Commencement Date Value and (iv) 10% of the LOTT Definitive Commencement Date Value.

4.5 Taxes.

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4.5.1 Seller shall pay and indemnify and hold Buyer harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Buyer directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Seller is not permitted to pay such Taxes, the Supply Cost and the Product Cost shall be adjusted such that Seller shall bear the economic burden of the Taxes. Seller shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Buyer. To the extent Buyer is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Seller in accordance with this Agreement, unless Seller is exempt from such Taxes and furnishes Buyer with a certificate of exemption. Buyer shall be responsible for all taxes imposed on Buyer’s net income.

4.5.2 If Seller disagrees with Buyer’s determination that any Tax is due with respect to transactions under this Agreement, Seller shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, Seller shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Buyer for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Buyer agrees to reasonably cooperate with Seller, at Seller’s cost and expense, in the event Seller determines to contest any such Taxes.

4.5.3 Seller and Buyer shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Buyer with respect to such asserted liability shall be under Buyer’s direction but Seller shall be consulted. Any legal proceedings or any other action against Seller with respect to such asserted liability shall be under Seller’s direction but Buyer shall be consulted. In any event, Seller and Buyer shall fully cooperate with each other as to the asserted liability. Each party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.

4.5.4 Any other provision of this Agreement to the contrary notwithstanding, this Section 4.5 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.

SECTION 5: MISCELLANEOUS

5.1 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

(a)	Seller shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of the Buyer. Buyer may, without the Seller’s consent, assign and delegate all of the Buyer’s rights and obligations hereunder to (i)

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any Affiliate of the Buyer, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes the Buyer’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of the Buyer (taking into account any credit support for the Buyer) immediately prior to such assignment. Any other assignment by the Buyer shall require the Seller’s consent.

(b)	Any attempted assignment in violation of this Section 5 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

5.2 Notices. All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email address set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M of the Supply and Offtake Agreement and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.

5.3 Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the Parties as if the unenforceable provisions had never been contained herein.

5.4 Waiver; Limitation of Liability.

5.4.1 The delay or failure of any Party to enforce any of its rights under this Agreement arising from any default or breach by the other Party shall not constitute a waiver of any such default, breach, or any of the Party’s rights relating thereto. No custom or practice which may arise between the Parties in the course of operating under this Agreement will be construed to waive any Parties’ rights to either ensure the other Party’s strict performance with the terms and conditions of this Agreement, or to exercise any rights granted to it as a result of any breach or default under this Agreement. Neither Party shall be deemed to have waived any right conferred by this Agreement or under any applicable law unless such waiver is set forth in a written document signed by the Party to be bound, and delivered to the other Party. No express waiver by either Party of any breach or default by the other Party shall be construed as a waiver of any future breaches or defaults by such other Party.

5.4.2 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL

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DAMAGES, INCLUDING LOST PROFITS, ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.5 Entire Agreement; Amendment. The terms of this Agreement, together with the Exhibits hereto constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

5.6 Choice of Law; Dispute Resolution.

5.6.1 This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.

5.6.2 All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with the dispute resolution procedures set forth in the Supply and Offtake Agreement.

5.6.3 This Agreement is executed and delivered in connection with a closing of the transactions referenced herein which is occurring in the state of New York, and all parties acknowledge and agree that this Agreement is not valid, binding and enforceable until accepted and approved by Buyer in New York.

5.7 Counterparts. This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

5.8 Further Assurances. Both Seller and Buyer agree to execute and deliver, from time to time, such other and additional instruments, notices, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively transfer and assign the Lion Oil Inventory to Buyer.

5.9 Third Party Consents. The assignment and conveyance set forth in this Agreement shall not constitute an assignment or transfer of any of the Lion Oil Inventory if an attempted assignment thereof without the prior consent of a third party would result in a termination thereof, unless and until such consent shall have been obtained, at which time such asset(s) shall be and is hereby deemed to be transferred and assigned to Buyer in accordance herewith.

5.10 Jurisdiction; Consent to Service of Process; Waiver. Each of the Parties hereto agrees, subject to Section 5.6, that they each hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, and to service of process by certified mail, delivered to the Party at the address indicated in Schedule M of the Supply and Offtake Agreement. Each Party hereby irrevocably waives, to

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the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile. Each of the Parties waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any proceedings relating to this Agreement.

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The Parties hereto have executed this Agreement on the date first above written, to be effective as of the date first written above.

J. ARON & COMPANY

BY:	[*CONFIDENTIAL*]
Name:	[*CONFIDENTIAL*]
Title:	[*CONFIDENTIAL*]

LION OIL COMPANY

BY:	[*CONFIDENTIAL*]
Name:	[*CONFIDENTIAL*]
Title:	[*CONFIDENTIAL*]

[Signature Page to Lion Oil Inventory Sales Agreement]

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AMENDMENT NO. 1 TO THE SUPPLY AND OFFTAKE AGREEMENT

THIS AMENDMENT No. 1 to THE SUPPLY AND OFFTAKE AGREEMENT (this “Amendment”), dated as of November 7, 2012 is made among J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and located at 200 West Street, New York, New York 10282-2198, Lion Oil Company (“Lion”), a corporation organized under the laws of Arkansas and located at 7102 Commerce Way, Brentwood, Tennessee 37027, and Lion Oil Trading & Transportation, LLC (“LOTT”, together with Lion, the “Company”), a limited liability company organized under the laws of Texas (formerly known as Lion Oil Trading & Transportation, Inc., a corporation organized under the laws of Arkansas) and located at 7102 Commerce Way, Brentwood, Tennessee 37027 (each referred to individually as a “Party” or collectively as the “Parties”).

RECITALS

Aron and the Company are parties to that certain Supply and Offtake Agreement dated as of April 29, 2011 (the “S&O Agreement”) pursuant to which Aron has agreed to procure crude oil and other petroleum feedstocks for the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products); and

Aron and the Company wish to amend certain terms and conditions of the S&O Agreement and accordingly, agree as follows:

SECTION 1 Definitions; Interpretation

Section 1.1 Terms Defined in S&O Agreement. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the S&O Agreement.

Section 1.2 Interpretation. The rules of construction set forth in Section 1.2 of the S&O Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the S&O Agreement

Section 2.1 Amendment. Upon the effectiveness of this Amendment, the S&O Agreement is hereby amended as follows:

(a) By inserting in Section 1.1 thereof, in the appropriate alphabetical order, the following definitions:

“Estimated Daily Net Crude Sales” has the meaning specified in Section 10.1(d).

“Estimated Daily Net Product Sales” has the meaning specified in Section 10.1(d).

“Estimated Gathering Crude Value” has the meaning specified in Section 10.1(d).

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(s) By amending the Lion Oil Inventory Sales Agreement (Schedule Z to the S&O Agreement) by replacing in its entirety, Section 4.5.1 thereof with the following:

4.5.1 Seller shall pay and indemnify and hold Buyer harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) regardless of the taxing authority, and all penalties and interest thereon, paid, owing, asserted against, or incurred by Buyer directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Seller is not permitted to pay such Taxes, the Supply Cost and the Product Cost shall be adjusted such that Seller shall bear the economic burden of the Taxes. Seller shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Buyer. To the extent Buyer is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Seller in accordance with this Agreement, unless Seller is exempt from such Taxes and furnishes Buyer with a certificate of exemption; provided, however, that (i) the failure of Buyer to separately state or collect Taxes from the Seller shall not alter the liability of the Seller for Taxes and (ii) Buyer shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from the Seller. Buyer shall be responsible for all taxes imposed on Buyer’s net income.

(t) By amending the Lion Oil Inventory Sales Agreement (Schedule Z to the S&O Agreement) by replacing in its entirety, Section 4.5.2 thereof with the following:

4.5.2 If Seller disagrees with Buyer’s determination that any Tax is due with respect to transactions under this Agreement, Seller shall have the right to seek a binding administrative determination from the applicable taxing authority, or, alternatively, Seller shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Buyer for the entire amount of such contested Tax (including any associated interest and/or late penalties) should such Tax be deemed applicable. Buyer agrees to reasonably cooperate with Seller, at Seller’s cost and expense, in the event Seller determines to contest any such Taxes.

SECTION 3 Representations and Warranties

To induce the other Party to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the S&O Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject;

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SCHEDULE AA

Execution Version

STORAGE FACILITIES AGREEMENT

This Storage Facilities Agreement is made and entered into as of the Commencement Date, by and among J. Aron & Company (“Aron”), a general partnership organized under the laws of New York, Lion Oil Company (the “Company”), a corporation organized under the laws of Arkansas, Lion Oil Trading & Transportation, Inc. (“LOTT”), a corporation organized under the laws of Arkansas, El Dorado Pipeline Company, an Arkansas corporation (“El Dorado”), Magnolia Pipeline Company, an Arkansas corporation (“Magnolia”) (each referred to individually as a “Party” or collectively as the “Parties”).

WHEREAS, the Company and Aron have entered into the Lion Oil Inventory Sales Agreement and the Supply and Offtake Agreement;

WHEREAS, Aron and LOTT have entered into the LOTT Inventory Sales Agreement and the Supply and Offtake Agreement;

WHEREAS, pursuant to and subject to the terms of the Inventory Sales Agreements, the Company and LOTT will sell to Aron all of the Crude Oil and Products (other than certain excepted quantities) stored in the Storage Facilities as of a specified time and, thereafter, pursuant to and subject to the terms of the Supply and Offtake Agreement, Aron will supply Crude Oil to the Granting Parties to be processed at the Refinery and purchase Products produced by the Granting Parties at the Refinery;

WHEREAS, it is a condition (among others) to the obligations of Aron under the Supply and Offtake Agreement that, for the term of the Supply and Offtake Agreement, Aron shall have exclusive use of (i) the Crude Storage Tanks located adjacent to the Refinery for the purposes of holding and storing Crude Oil, (ii) the Product Storage Tanks located adjacent to the Refinery for purposes of holding and storing Products delivered by the Granting Parties to Aron and (iii) the Crude and Product Pipelines for purposes of holding, storing and transporting Crude and Products; and

WHEREAS, the Granting Parties and Aron desire to record the terms and conditions upon which Aron shall have exclusive use of such Storage Facilities and the Granting Parties shall serve as operators of such storage tanks and bailees of all Crude Oil and Products held therein and owned by Aron;

NOW, THEREFORE, in consideration of the premises and the respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Aron and the Granting Parties do hereby agree as follows:

1. Definitions and Construction.

1.1 Definitions. For purposes of this Agreement, including the foregoing recitals, the following terms shall have the meanings indicated below:

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“Affected Party” has the meaning specified in Section 14.1.

“Applicable Law” means (i) any law, statute, regulation, code, ordinance, license, decision, order, writ, injunction, decision, directive, judgment, policy, decree and any judicial or administrative interpretations thereof, (ii) any agreement, concession or arrangement with any Governmental Authority and (iii) any license, permit or compliance requirement, including Environmental Law, in each case as may be applicable to any Party or the subject matter of this Agreement.

“Bankrupt” means a Person that (i) is dissolved, other than pursuant to a consolidation, amalgamation or merger, (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due, (iii) makes a general assignment, arrangement or composition with or for the benefit of its creditors, (iv) institutes a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditor’s rights, or a petition is presented for its winding-up or liquidation, (v) has a resolution passed for its winding-up, official management or liquidation, other than pursuant to a consolidation, amalgamation or merger, (vi) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for all or substantially all of its assets, (vii) has a secured party take possession of all or substantially all of its assets, or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets, (viii) files an answer or other pleading admitting or failing to contest the allegations of a petition filed against it in any proceeding of the foregoing nature, (ix) causes or is subject to any event with respect to it which, under Applicable Law, has an analogous effect to any of the foregoing events, (x) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy under any bankruptcy or insolvency law or other similar law affecting creditors’ rights and such proceeding is not dismissed within fifteen (15) days or (xi) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing events.

“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

“BS&W” means basic sediment and water.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the State of New York.

“Commencement Date” has the meaning specified in the Supply and Offtake Agreement.

“Crude Delivery Point” has the meaning specified in the Supply and Offtake Agreement.

“Crude Intake Point” has the meaning specified in the Supply and Offtake Agreement.

“Crude Oil” has the meaning specified in the Supply and Offtake Agreement.

“Crude Storage Tanks” has the meaning specified in the Supply and Offtake Agreement.

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“CPT” means the prevailing time in the Central time zone.

“Default” means any Event of Default, which with notice or the passage of time, would constitute an Event of Default.

“Defaulting Party” has the meaning specified in Section 15.1.

“Environmental Law” means any existing or past Applicable Law, policy, judicial or administrative interpretation thereof or any legally binding requirement that governs or purports to govern the protection of persons, natural resources or the environment (including the protection of ambient air, surface water, groundwater, land surface or subsurface strata, endangered species or wetlands), occupational health and safety and the manufacture, processing, distribution, use, generation, handling, treatment, storage, disposal, transportation, release or management of solid waste, industrial waste or hazardous substances or materials.

“Event of Default” has the meaning specified in the Supply and Offtake Agreement.

“Facility” has the meaning specified in Section 6.4.

“Force Majeure” means any cause or event reasonably beyond the control of a Party, including fires, earthquakes, lightning, floods, explosions, storms, adverse weather, landslides and other acts of natural calamity or acts of God; navigational accidents or maritime peril; vessel damage or loss; strikes, grievances, actions by or among workers or lock-outs (whether or not such labor difficulty could be settled by acceding to any demands of any such labor group of individuals and whether or not involving employees of a Granting Party or Aron); accidents at, closing of, or restrictions upon the use of mooring facilities, docks, ports, pipelines, harbors, railroads or other navigational or transportation mechanisms; disruption or breakdown of, explosions or accidents to wells, storage plants, refineries, terminals, machinery or other facilities; acts of war, hostilities (whether declared or undeclared), civil commotion, embargoes, blockades, terrorism, sabotage or acts of the public enemy; any act or omission of any Governmental Authority; good faith compliance with any order, request or directive of any Governmental Authority; curtailment, interference, failure or cessation of supplies reasonably beyond the control of a Party; or any other cause reasonably beyond the control of a Party, whether similar or dissimilar to those above and whether foreseeable or unforeseeable, which, by the exercise of due diligence, such Party could not have been able to avoid or overcome. Solely for purposes of this definition, the failure of any Third Party Supplier (as defined in the Supply and Offtake Agreement) to deliver Crude Oil pursuant to any Procurement Contract (as defined in the Supply and Offtake Agreement), whether as a result of Force Majeure as defined above, breach of contract by such Third Party Supplier or any other reason, shall constitute an event of Force Majeure for Aron under this Agreement with respect to the quantity of Crude Oil subject to that Procurement Contract.

“Governmental Authority” means any federal, state, regional, local, or municipal governmental body, agency, instrumentality, authority or entity established or controlled by a government or subdivision thereof, including any legislative, administrative or judicial body, or any person purporting to act therefor.

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“Granting Parties” means the Company, LOTT, El Dorado and Magnolia.

“Indemnified Party” has the meaning specified in Section 16.3.

“Indemnifying Party” has the meaning specified in Section 16.3.

“Liabilities” means any losses, liabilities, charges, damages, deficiencies, assessments, interests, fines, penalties, costs and expenses (collectively, “Costs”) of any kind (including reasonable attorneys’ fees and other fees, court costs and other disbursements), including any Costs directly or indirectly arising out of or related to any suit, proceeding, judgment, settlement or judicial or administrative order and any Costs arising from compliance or non-compliance with Environmental Law.

“Licensed Premises” means certain facilities located in or near the docks adjacent to the Refinery, together with all pumps, valves, fittings, fixtures, gauges and meters, and other equipment connected therewith, and all easements, rights-of-way, permits, licenses and other interests in real estate over which the same may run, held by the Company or LOTT, together with the right to operate the same.

“Materials” means any Crude Oil and/or Products stored under this Agreement.

“Non-Affected Party” has the meaning specified in Section 14.1.

“Non-Defaulting Party” means the Party other than the Defaulting Party.

“Party” or “Parties” has the meaning specified in the preamble to this Agreement.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or any other private entity or organization, Governmental Authority, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Products Delivery Point” has the meaning specified in the Supply and Offtake Agreement.

“Product Storage Tanks” has the meaning specified in the Supply and Offtake Agreement.

“Product” has the meaning specified in the Supply and Offtake Agreement.

“Refinery” has the meaning specified in the Supply and Offtake Agreement.

“Required Permits” has the meaning specified in Section 6.3.

“Services” has the meaning specified in Section 8.1.

“Storage Facilities” mean the storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company, LOTT or any other

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subsidiary of the Company including the Crude Storage Tanks, the Product Storage Tanks, any pipelines owned or operated by the Company or its subsidiaries, and the land, piping, marine facilities, truck facilities and other facilities related thereto, together with existing or future modifications or additions, which are excluded from the definition of Refinery or Refinery Facilities. In addition, the term “Storage Facilities” includes any location where a storage facility is used by the Company or LOTT to store or throughput Crude Oil or Products except those storage, loading and offloading facilities owned, operated, leased or used pursuant to a contractual right of use by the Company or LOTT which are used exclusively to store Excluded Materials.

“Storage Term” has the meaning specified in Section 2.

“Supplier’s Inspector” has the meaning specified in the Supply and Offtake Agreement.

“Supply and Offtake Agreement” means the Supply and Offtake Agreement by and among Aron, the Company and LOTT, dated as of April 29, 2011, as from time to time amended, modified and/or restated.

“Tax” or “Taxes” has the meaning specified in Section 13.1.

1.2 Construction of Agreement.

(a) Unless otherwise specified, all references herein are to the Articles, Sections and Exhibits of this Agreement and all Schedules and Exhibits are incorporated herein.

(b) All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Agreement.

(c) Unless expressly provided otherwise, the word “including” as used herein does not limit the preceding words or terms and shall be read to be followed by the words “without limitation” or words having similar import.

(d) Unless expressly provided otherwise, all references to days, weeks, months and quarters mean calendar days, weeks, months and quarters, respectively.

(e) Unless expressly provided otherwise, references herein to “consent” mean the prior written consent of the Party at issue, which shall not be unreasonably withheld, delayed or conditioned.

(f) A reference to any Party to this Agreement or another agreement or document includes the Party’s permitted successors and assigns.

(g) Unless the contrary clearly appears from the context, for purposes of this Agreement, the singular number includes the plural number and vice versa; and each gender includes the other gender.

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(h) Except where specifically stated otherwise, any reference to any Applicable Law or agreement shall be a reference to the same as amended, supplemented or re-enacted from time to time.

(i) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

1.3 The Parties acknowledge that they and their counsel have reviewed and revised this Agreement and that no presumption of contract interpretation or construction shall apply to the advantage or disadvantage of the drafter of this Agreement.

2. Term. The term of this Agreement (the “Storage Term”) shall commence on the Commencement Date and end on the later of the Expiration Date (as defined in the Supply and Offtake Agreement) and the last day on which any Materials are held by Aron in the Storage Facilities.

3. Exclusive Storage Rights and Licensed Premises.

3.1 The Granting Parties hereby grant to Aron, for the Storage Term, the exclusive right to use and an exclusive lease of, and hereby lease, let and demise to Aron, the Storage Facilities. During the Storage Term, Aron shall have the exclusive right to store Crude Oil in the Crude Storage Tanks and Products in the Product Storage Tanks.

3.2 The Granting Parties hereby license to Aron, on a non-exclusive basis, the Licensed Premises for use by Aron in connection with the loading, unloading, movement and transfer of Crude Oil and Products and the use of the Storage Facilities, subject to Section 5 below.

3.3 The Storage Facilities shall be used only for the storage of Materials. Subject to the rights and obligations of the parties under the Supply and Offtake Agreement, Aron shall have the right to utilize the Storage Facilities as set forth in, or as otherwise permitted under, the Supply and Offtake Agreement.

4. Facilities Fee.

As rental for the Storage Facilities, the use of the Licensed Premises and the other services to be provided by the Granting Parties under this Agreement, Aron shall pay the Granting Parties at the rate of $1 per month. Aron shall have the option to prepay, on the Commencement Date, the rent for the use of the Storage Facilities for the period from the Commencement Date through April 30, 2014.

5. Custody, Title and Risk of Loss.

5.1 During the Storage Term, (i) the only material stored in the Crude Storage Tanks shall be Crude Oil or similar feedstock owned by Aron and (ii) the only material stored in the Product Storage Tanks shall be Products owned by Aron. The Granting Parties agree that no

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other materials shall be stored or commingled with any of Aron’s Materials in the Storage Facilities.

5.2 Aron shall, at all times during the Storage Term, retain exclusive title to the Crude Oil and Products stored by it in the Storage Facilities, and such Crude Oil and Products shall remain Aron’s exclusive property.

5.3 Title and risk of loss to all of the Materials stored in the Storage Facilities shall remain at all times with Aron. Notwithstanding the foregoing, the Granting Parties shall be responsible for (i) any contamination of the Materials stored in the Storage Facilities during the Storage Term and (ii) any other loss or damage to the Materials stored in the Storage Facilities during the Storage Term to the extent such loss or damage is caused by or attributable to the negligence or willful misconduct of a Granting Party or any of its employees or agents.

5.4 During the Storage Term, the Granting Parties shall hold all Materials in the Storage Facilities solely as bailee, and represent and warrant that when any such Materials is redelivered to Aron or any party designated by Aron, Aron or such designated party shall have good title thereto free and clear of any liens, security interests, encumbrances and claims of any kind whatsoever, other than Permitted Liens as defined in the Supply and Offtake Agreement. During the Storage Term, none of the Granting Parties or any of their affiliates shall (and the Granting Parties shall not permit any of their affiliates or any other Person to) use any such Materials for any purpose except as may be permitted by the Supply and Offtake Agreement. Solely in its capacity as bailee, the Granting Party shall have custody of the (i) the Crude Oil from the time such Crude Oil passes the Crude Intake Point to the Storage Facilities until such time that the Crude Oil passes the Crude Delivery Point; and (ii) Products from the time such Product passes the Products Delivery Point until such time that the Products pass the outlet flange of the Product Storage Tanks. Nothwithstanding anything herein to the contrary, title and risk of loss shall remain with Aron during the Product transfer between the Included Product Storage Tanks (as defined in the Supply and Offtake Agreement).

6. Condition and Maintenance of Storage Facilities; Product Storage.

6.1 The Granting Parties agree that all of the Storage Facilities shall be in a condition generally acceptable within the industry and capable of storing the Materials without contaminating them. The Granting Parties will maintain and operate the Storage Facilities in good working order and repair and serviceable condition in accordance with generally accepted industry standards and in compliance with all Applicable Laws. The Granting Parties shall have sole responsibility for all operations at each of the Storage Facilities and for performing all storage and throughput services at or related to the Storage Facilities. Without limiting the foregoing, the Granting Parties shall be responsible for all maintenance and repairs (notice of any such maintenance or repairs shall be provided according to Article 9 and Article 13 of the Supply and Offtake Agreement), labor, utilities, pumps, piping, tank conditions, heat and other activities on, at or under the Storage Facilities. All movements, receipts and deliveries of Materials to, at or from the Storage Facilities shall be solely the responsibility of the Granting Parties. The Granting Parties will ensure that the Storage Facilities have all connections, equipment and capacity required to facilitate the movement of Materials into and out of the Storage Facilities and the Licensed Premises have all connections, equipment and capacity required to facilitate the

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movement of Materials between the docks, pipelines or truck loading or discharge facilities and the Storage Facilities. All expenses relating to any of the foregoing activities shall be borne exclusively by the Granting Parties. Aron does not, directly or indirectly, have any responsibility for the operation or maintenance of the Storage Facilities or any movements of Materials to, at or from the Storage Facilities.

6.2 The Granting Parties will store each grade of Product in separate Product Storage Tanks and avoid any contamination of one Product by another or any degradation of the quality of any Product that would impact Aron’s ability to market or sell such Product in a timely fashion. In addition, the Granting Parties will endeavor to ensure that no Crude Oil or Products shall be contaminated with scale or other materials, chemicals, water or any other impurities. The Granting Parties shall reprocess or otherwise treat any such contaminated Products to restore those Products to salable condition.

6.3 During the Term of this Agreement, the Granting Parties shall, at its sole cost and expense, take all actions reasonably necessary or appropriate to obtain, apply for, maintain, monitor, renew, and/or modify as appropriate, any license authorization, certification, filing, recording, permit, waiver, exception, variance, franchise, order or other approval with or of any governmental authority pertaining or relating to the operation of the Refinery, the Storage Facilities and/or the Licensed Premises (the “Required Permits”) as presently operated. The Granting Parties shall not do anything in connection with the performance of its obligations under this Agreement that causes a termination or suspension of the Required Permits.

6.4 The execution of this Agreement by the Parties does not confer any obligation or responsibility on Aron in connection with: (i) any existing or future environmental condition at the Refinery, the Storage Facilities and/or the Licensed Premises (collectively, the “Facility”), including, but not limited to the presence of a regulated or hazardous substance on or in environment media at the Facility (including the presence in surface water, groundwater, soils or subsurface strata, or air), including the subsequent migration of any such substance; (ii) any environmental law; (iii) the Required Permits; or (iv) any requirements arising under or relating to any Applicable Law pertaining or relating to the operation of the Facility.

6.5 Notwithstanding anything to the contrary herein, the Granting Parties shall be the operator of the Refinery and Storage Facilities in all respects, and Aron shall have no power or authority to direct the activities of the Granting Parties or to exert control over the operation of the Refinery or any portion thereof (provided, however, that Aron’s enforcement of this Agreement and/or the Supply and Offtake Agreement in accordance with their respective terms shall not be deemed to be in contravention of the foregoing).

6.6 Materials may require the application of heat or steam by the Granting Parties to maintain the same in a liquid free-flowing or pumpable state; the Granting Parties agree to provide the required heat at the Granting Parties’ cost. Recalibration, or strapping, of the Storage Facilities may be performed from time to time in accordance with the terms of the Inventory Sales Agreement or the Supply and Offtake Agreement.

7. Inspection and Access Rights.

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7.1 Aron and its representatives (including one or more Supplier’s Inspector) may inspect the Storage Facilities from time to time during the term of this Agreement.

7.2 At any reasonable times during normal business hours and upon reasonable prior notice, Aron and its representatives (including one or more Supplier’s Inspector) shall have the right to enter and exit a Granting Party’s premises in order to have access to the Storage Facilities, to observe the operations of the Storage Facilities and to conduct such inspections as Aron may wish to have performed in connection with this Agreement, including the right to inspect, gauge, measure, take product samples or take readings at any of the Storage Facilities on a spot basis. Without limiting the generality of the foregoing, the Granting Parties shall regularly grant Supplier’s Inspector such access from the last day of each month until the third Business Day of the ensuing month. Notwithstanding any of the foregoing, if an Event of Default has occurred and is continuing, Aron and its representatives and agents shall have unlimited and unrestricted access to the Storage Facilities for so long as such Event of Default continues.

8. Throughput and Handling Services.

8.1 From time to time during the Storage Term, the Granting Parties shall, at their own costs, perform such throughput, handling and measuring services as Aron shall request or perform such blending and other services as otherwise required for a Granting Party to fully perform its obligations under the Supply and Offtake Agreement (collectively, “Services”).

8.2 Aron may, in its discretion, provide written instructions relating to specific Services it is requesting or provide standing written instructions relating to ongoing Services. Aron may, at any time on reasonable prior notice, revoke or modify any instruction it has previously given, whether such previous instructions relate to a specific Service or are instructions relating to an ongoing Service or Services. The Granting Parties shall not be required to perform any requested Services that they reasonably believe will materially adversely interfere with, or be detrimental to, the operation of the Refinery.

8.3 The Granting Parties agree to keep the Storage Facilities open for receipt and redelivery of Aron’s Materials twenty-four (24) hours a day, seven (7) days a week.

9. Scheduling and Measurements.

9.1 Aron shall provide notice to the Company prior to each calendar month as to the estimated quantities of Crude Oil it expects to deliver to the Crude Storage Tanks and the estimated quantities of Products it expects to deliver to the Product Storage Tanks during that month; provided that Aron shall not be required to provide any such notice unless such quantities differ from those estimated deliveries contemplated for such month pursuant to the Supply and Offtake Agreement.

9.2 The volume of Aron’s Materials received into and redelivered out of the Storage Facilities shall be measured daily by the Granting Parties, using the applicable tank gauges. Volume measurements shall be made as provided in the Supply and Offtake Agreement. The Granting Parties shall provide Aron with (i) daily reports showing the tank gauges and meter readings for the prior day and (ii) monthly reports reflecting all Materials movements during that month. In addition, whenever the Volume Determination Procedures (as defined in the Supply

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and Offtake Agreement) are required to be performed thereunder, the Granting Parties shall fully participate and cooperate in performing such Volume Determination Procedures and, if requested by Aron, shall do so in collaboration with Aron’s agents (including any Supplier’s Inspector).

9.3 The Granting Parties shall provide Aron with reasonable prior notice of any periodic testing and calibration of any measurement facilities providing measurement of Materials at the Storage Facilities and the Granting Parties shall permit Aron to observe such testing and calibration. In addition, the Granting Parties shall provide Aron with any documentation regarding the testing and calibration of the measurement facilities.

10. Additional Covenants.

10.1 The Granting Parties hereby:

(a) agree that they shall not sell, shall have no interest in and shall not permit the creation of, or suffer to exist, any security interest, lien, encumbrance, charge or other claim of any nature (other than Permitted Liens as defined in the Supply and Offtake Agreement) with respect to any of the Materials;

(b) (i) confirm that they will post at the Storage Facilities such reasonable placards as Aron requests stating that Aron is the owner of all Materials held in the Storage Facilities and (ii) agree that they will take all actions necessary to maintain such placards in place for the Storage Term;

(c) acknowledge and agree that Aron may file a UCC-1 statement with respect to the Materials stored in the Storage Facilities, and the Granting Parties shall cooperate with Aron in executing such financing statements as Aron deems necessary or appropriate;

(d) agree that no loss allowances shall be applied to the Materials held into the Storage Facilities;

(e) agree to provide all pumping and transfer services with respect to the Storage Facilities and Licensed Premises as Aron may from time to time request with respect to any Material;

(f) agree to permit Aron to have full and quiet possession of the Storage Facilities for the use thereof in the storage and/or transportation of the Materials;

(g) agree to permit Aron’s personnel to have rights of access to and egress from the Facility by crossing over, around and about the Facility for any purpose related to this Agreement or the Supply and Offtake Agreement, including but not limited to enforcing its rights and interests under this Agreement and/or in the event of an Event of Default (as defined in the Supply and Offtake Agreement); provided that (i) Aron’s personnel shall follow routes and paths designated by a Granting Party or security personnel employed by a Granting Party, (ii) Aron’s personnel shall observe all security, fire and safety regulations while, in around or about the Facility, and (iii) Aron shall be liable for any damage directly caused by the negligence or other tortious conduct of such personnel;

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(h) agree to maintain all necessary leases, easements, licenses and rights-of-way necessary for the operation and maintenance of the Storage Facilities and Licensed Premises;

(i) agree to replace, maintain and/or repair the Storage Facilities and Licensed Premises or any other part of the Facility affecting the safe and proper use of the Storage Facilities and Licensed Premises by Aron which may be destroyed or damaged by the elements, acts of God, fire, floods, or any other cause excluding damage or destruction caused by the negligence or tortious conduct of Aron’s personnel;

(j) agree to furnish any and all fuel, power and pumping equipment, together with all personnel necessary to transport Materials in accordance with the terms of this Agreement and/or the Supply and Offtake Agreement;

(k) agree that, in the event of any Crude Oil or Product spill, leak or discharge or any other environmental pollution caused by or in connection with the use of any Storage Facilities, the Granting Party shall promptly commence containment or clean-up operations as required by any Governmental Authorities or Applicable Law or as the Granting Party deems appropriate or necessary and shall notify or arrange to notify Aron immediately of any such spill, leak or discharge and of any such operations; and

(l) represent and confirm that all representations and warranties of the Granting Parties contained herein shall be true and correct on and as of the Commencement Date.

10.2 Aron hereby agrees:

(a) to permit personnel of the Granting Parties to have access to the Storage Facilities for operation of the Facility, inspections, safety or maintenance purposes, from time to time and at all times;

(b) to replace or repair, at its own expense, any part of the Facility which may be destroyed or damaged through any negligent or tortious act or omission of Aron, its agents or employees; and

(c) to not make any alteration, additions or improvements to the Storage Facilities and Licensed Premises or remove any part thereof, without the prior written consent of the Granting Party, such consent to be at the Granting Party’s sole discretion.

10.3 Each Party hereby agrees that:

(a) it shall, in the performance of its obligations under this Agreement, comply in all material respects with Applicable Law, including all Environmental Law. Each Party shall maintain the records required to be maintained by Environmental Law and shall make such records available to the other Parties upon reasonable request. Each Party also shall immediately notify the other Parties of any violation or alleged violation of any Environmental Law relating to any Materials stored under this Agreement and, upon request, shall provide to

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the other Parties all evidence of environmental inspections or audits by any Governmental Authority with respect to such Materials; and

(b) All records or documents provided by any Party to any of the other Parties shall, to the best knowledge of such Party, accurately and completely reflect the facts about the activities and transactions to which they relate. Each Party shall promptly notify the other Parties if at any time such Party has reason to believe that any records or documents previously provided to any of the other Parties no longer are accurate or complete.

11. Representations.

11.1 The Granting Parties represent and warrant to Aron that (i) this Agreement, the rights obtained and the duties and obligations assumed by the Granting Parties hereunder, and the execution and performance of this Agreement by the Granting Parties, do not directly or indirectly violate any Applicable Law with respect to the Granting Party or any of its properties or assets, the terms and provisions of the Granting Party’s organizational documents or any agreement or instrument to which the Granting Party or any of its properties or assets are bound or subject; (ii) the execution and delivery of this Agreement by the Granting Parties have been authorized by all necessary corporate or other action, (iii) the Granting Parties have the full and complete authority and power to enter into this Agreement and to lease and demise the Storage Facilities and to license the Licensed Premises as contemplated herein, (iv) no further action on behalf of the Granting Parties, or consents of any other party, are necessary for the lease and demise to Aron of the Storage Facilities or the license of the Licensed Premises (except for the consents of any third party holding a mortgage on such property or having another interest therein which the Granting Parties covenant and represent they have obtained) and (v) upon execution and delivery by the Granting Parties, this Agreement shall be a valid, binding and subsisting agreement of the Granting Parties enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law).

11.2 Aron represents and warrants to the Granting Parties that (i) this Agreement, the rights obtained and the duties and obligations assumed by Aron hereunder, and the execution and performance of this Agreement by Aron, do not directly or indirectly violate any Applicable Law with respect to Aron or any of its property or assets, the terms and provisions of Aron’s organizational documents or any agreement or instrument to which Aron or any of its property or assets are bound or subject; (ii) the execution and delivery of this Agreement by Aron has been authorized by all necessary corporate or other action, and (iii) upon execution and delivery by Aron, this Agreement shall be a valid, binding and subsisting agreement of Aron enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law).

12. Insurance. The parties agree that insurance shall be maintained as provided in the Supply and Offtake Agreement.

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13. Taxes.

13.1 Subject to the review, consent, and approval of Aron and the Granting Parties shall prepare renditions, file, and pay any amount of any ad valorem, property, severance, storage, excise, value added, and other similar taxes, duties and fees, howsoever designated (each, a “Tax” and collectively, “Taxes”) owing with respect to the Materials stored at the Facility by Aron. The Granting Parties shall pay such Taxes when due. The Granting Parties will indemnify Aron for any and all taxes imposed on Aron in connection with this Agreement or any ancillary agreement other than taxes imposed on the net income of Aron.

13.2 Aron shall have the right to review and comment on any renditions or filings made by the Granting Party pursuant to the preceding paragraph. If Aron disagrees with the Granting Party’s determination that any Tax is due with respect to transactions under this Agreement, Aron shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, The Granting Parties and Aron shall each have the right to contest any asserted claim for such Taxes. The Granting Parties and Aron agree to reasonably cooperate to contest any such Taxes.

13.3 Each of the Parties shall promptly inform the other Parties in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said Materials stored at the Facility. The Granting Parties and Aron shall fully cooperate with one other as to any asserted liability for Taxes. Each Party shall bear all the reasonable costs of any action undertaken by any other Party at such Party’s request.

13.4 Any other provision of this Agreement to the contrary notwithstanding, this Article 13 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.

14. Force Majeure.

14.1 If a Party is rendered unable by an event of Force Majeure to perform in whole or in part any obligation or condition of this Agreement (the “Affected Party”), it shall not be liable to any other Party to perform such obligation or condition (except for payment and indemnification obligations previously incurred) for so long as the event of Force Majeure exists and to the extent that performance is hindered by such event of Force Majeure; provided, however, that the Affected Party shall use any commercially reasonable efforts to avoid or remove the event of Force Majeure. During the period that performance by the Affected Party of a part or whole of its obligations has been suspended by reason of an event of Force Majeure, any other Party (a “Non-Affected Party”) likewise may suspend the performance of all or a part of its obligations to the extent that such suspension is commercially reasonable, except for any payment and indemnification obligations previously incurred. The Parties acknowledge that if, as a result of a Force Majeure, a Granting Party were to suspend its receipt and/or processing of Crude Oil, then Aron would be entitled to suspend, to a comparable extent, its purchasing of Products under the Supply and Offtake Agreement.

14.2 The Affected Party shall give prompt oral notice to the Non-Affected Party of its declaration of an event of Force Majeure, to be followed by written notice within twenty-four

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(24) hours after receiving notice of the occurrence of a Force Majeure event, including, to the extent feasible, the details and the expected duration of the Force Majeure event and the volume of Crude Oil or Products affected. The Affected Party also shall promptly notify the Non-Affected Party when the event of Force Majeure is terminated. However, the failure or inability of the Affected Party to provide such notice within the time periods specified above shall not preclude it from declaring an event of Force Majeure.

15. Event of Default; Remedies Upon Event of Default.

15.1 Without limiting any other rights or remedies hereunder, if an Event of Default (as defined in the Supply and Offtake Agreement) occurs and Aron is the Non-Defaulting Party, Aron may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement, (ii) reclaim and repossess any and all of its Materials held at the Storage Facilities or elsewhere on the Granting Party’s premises, and (iii) otherwise arrange for the disposition of any its Materials in such manner as it elects.

15.2 If an Event of Default occurs, the Non-Defaulting Party may, without limitation on its rights under this Section, set off amounts which the Defaulting Party owes to it against any amounts which it owes to the Defaulting Party (whether hereunder, under any other agreement or contract or otherwise and whether or not then due). Any net amount due hereunder shall be payable by the party owing such amount within one business day of termination.

15.3 The Non-Defaulting Party’s rights under this Section shall be in addition to, and not in limitation of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise), including without limitation any rights of recoupment, setoff, combination of accounts, as a secured party or under any other credit support. The Defaulting Party shall indemnify and hold the Non-Defaulting Party harmless from all costs and expenses, including reasonable attorney fees, incurred in the exercise of any remedies hereunder.

15.4 No delay or failure by the Non-Defaulting Party in exercising any right or remedy to which it may be entitled on account of any Event of Default shall constitute an abandonment of any such right, and the Non-Defaulting Party shall be entitled to exercise such right or remedy at any time during the continuance of an Event of Default.

16. Indemnification.

16.1 The Granting Parties shall defend, indemnify and hold harmless Aron, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by a Granting Party of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of a Granting Party made herein or in connection herewith proving to be false or misleading, (ii) the Granting Party’s, its Affiliates or any of their employees’, representatives’, agents’ or contractors’ handling, storage, transportation or disposal of any Materials stored hereunder, (iii) the Granting Party’s, its Affiliates or any of their employees’, representatives’, agents’ or contractors’ negligence or willful misconduct, (iv) any failure by a Granting Party, its Affiliates or any of their respective employees, representatives, agents or

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contractors to comply with or observe any Applicable Law, or (v) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by a Granting Party or its employees, representatives, agents or contractors in the exercise of any of the rights granted hereunder, except to the extent that such injury, disease, death, or damage to or loss of property was caused by the negligence or willful misconduct on the part of Aron, its Affiliates or any of their respective employees, representatives, agents or contractors.

16.2 Aron shall defend, indemnify and hold harmless the Granting Parties, their Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by Aron of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of Aron made herein or in connection herewith proving to be false or misleading, (ii) the negligence or willful misconduct of Aron, its Affiliates or any of their respective employees, representatives, agents or contractors, or (iii) any failure by Aron, its Affiliates or any of their respective employees, representatives, agents or contractors to comply with or observe any Applicable Law (provided that, in no event shall the Granting Parties, or any of their Affiliates, employees, representatives, agents or contractors, be deemed Aron’s employee, representative, agent or contractor for purposes of this Section 16.2).

16.3 The obligations of a Party (the “Indemnifying Party”) to defend, indemnify, and hold any other Party (an “Indemnified Party”) harmless under the terms of this Agreement shall not vest any rights in any third party (whether a Governmental Authority or private entity), nor shall they be considered an admission of liability or responsibility for any purposes other than those enumerated in this Agreement.

16.4 Each Party agrees to notify the other Parties as soon as practicable after receiving notice of any claim or suit brought against it within the indemnities of this Agreement, shall furnish to the other Parties the complete details within its knowledge and shall render all reasonable assistance requested by the other Parties in the defense; provided, that, the failure to give such notice shall not affect the indemnification provided hereunder, except to the extent that the Indemnifying Party is materially adversely affected by such failure. Each Party shall have the right but not the duty to participate, at its own expense, with counsel of its own selection, in the defense and settlement thereof without relieving the other Parties of any obligations hereunder. Notwithstanding the foregoing, an Indemnifying Party shall not be entitled to assume responsibility for and control of any judicial or administrative proceeding if such proceeding involves an Event of Default by the Indemnifying Party under this Agreement which shall have occurred and be continuing.

17. Limitation on Damages. Unless otherwise expressly provided in this Agreement, the Parties’ liability for damages is limited to direct, actual damages only (which include any amounts determined under Section 15) and none of the Parties shall be liable for specific performance, lost profits or other business interruption damages, or special, consequential, incidental, punitive, exemplary or indirect damages, in tort, contract or otherwise, of any kind, arising out of or in any way connected with the performance, the suspension of performance, the failure to perform, or the termination of this Agreement; provided, however, that, such limitation shall not apply with respect to (i) any third party claim for which indemnification is available

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under this Agreement or (ii) any breach of Article 19. Each Party acknowledges the duty to mitigate damages hereunder.

18. Audit and Inspection. During the term of this Agreement Aron and its duly authorized representatives, upon reasonable notice and during normal working hours, shall have access to the accounting records and other documents maintained by the Granting Parties, or any of the Granting Party’s contractors and agents, which relate to this Agreement. The right to inspect or audit such records shall survive termination of this Agreement for a period of two (2) years following the end of the Storage Term. The Granting Parties shall preserve, and shall cause all contractors or agents to preserve, all of the aforesaid documents for a period of at least two (2) years from the end of the Storage Term.

19. Confidentiality.

19.1 The Parties agree that the specific terms and conditions of this Agreement, including the drafts of this Agreement exchanged by the Parties and any information exchanged between the Parties, including calculations of any fees or other amounts paid by the Company to Aron under this Agreement and all information received by Aron from a Granting Party relating to the costs of operation, operating conditions, and other commercial information of the Granting Parties not made available to the public, are confidential and shall not be disclosed to any third party, except (i) as may be required by court order or Applicable Laws or as requested by a Governmental Authority, (ii) to such Party’s or its Affiliates’ employees, directors, shareholders, auditors, consultants, banks, lenders, financial advisors and legal advisors, or (iii) to such Party’s insurance providers, solely for the purpose of procuring insurance coverage or confirming the extent of existing insurance coverage; provided, that, prior to any disclosure permitted by this clause (iii), such insurance providers shall have agreed in writing to keep confidential any information or document subject to this Section. The confidentiality obligations under this Agreement shall survive termination of this Agreement for a period of two years following the Termination Date.

19.2 In the case of disclosure covered by clause (i) of Section 19.1, to the extent practicable and legally permissible, the disclosing Party shall notify the other Parties in writing of any proceeding of which it is aware which may result in disclosure, and use reasonable efforts to prevent or limit such disclosure. The Party seeking to prevent or limit such disclosure shall be responsible for all costs and expenses incurred by any of the Parties in connection therewith. The Parties shall be entitled to all remedies available at law, or in equity, to enforce or seek relief in connection with the confidentiality obligations contained herein.

19.3 Notwithstanding anything herein to the contrary, the Parties (and their respective employees, representatives or other agents) are authorized to disclose to any person the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to the Parties relating to that treatment and structure, without the Parties imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

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20. Governing Law.

20.1 This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.

20.2 Each of the Parties hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, and to service of process by certified mail, delivered to the Party at the address indicated in Schedule M of the Supply and Offtake Agreement. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile.

20.3 This Agreement is executed and delivered in connection with a closing of the transactions referenced herein which is occurring in the state of New York, and all parties acknowledge and agree that this Agreement is not valid, binding and enforceable until accepted and approved by Aron in New York.

20.4 EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDINGS RELATING TO THIS AGREEMENT.

21. Assignment.

21.1 This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

21.2 The Granting Parties shall not assign this Agreement or their rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of Aron. Aron may, without the consent of the Granting Parties, assign and delegate all of Aron’s rights and obligations hereunder to (i) any Affiliate of Aron, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes Aron’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of Aron immediately prior to such assignment.

21.3 Any attempted assignment in violation of this Article 21 shall be null and void ab initio and a non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

22. Notices. All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to any of the other Party’s email addresses set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to any of the other Party’s addresses set forth in Schedule M of the Supply and Offtake Agreement and to the

17

NY2-685010

attentions of the persons or departments indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.

23. No Waiver; Cumulative Remedies.

23.1 The failure of a Party hereunder to assert a right or enforce an obligation of any of the other Parties shall not be deemed a waiver of such right or obligation. The waiver by any Party of a breach of any provision of, or Event of Default or Default under, this Agreement shall not operate or be construed as a waiver of any other breach of that provision or as a waiver of any breach of another provision of, Event of Default or potential Event of Default under, this Agreement, whether of a like kind or different nature.

23.2 Each and every right granted to the Parties under this Agreement or allowed it by law or equity, shall be cumulative and may be exercised from time to time in accordance with the terms thereof and Applicable Law.

24. Nature of Transaction and Relationship of Parties.

24.1 This Agreement shall not be construed as creating a partnership, association or joint venture among the Parties. It is understood that the Granting Parties are independent contractors with complete charge of their employees and agents in the performance of their duties hereunder, and nothing herein shall be construed to make a Granting Party, or any employee or agent of the Granting Party, an agent or employee of Aron.

24.2 No Party shall have the right or authority to negotiate, conclude or execute any contract or legal document with any third person; to assume, create, or incur any liability of any kind, express or implied, against or in the name of any of the other Parties; or to otherwise act as the representative of any of the other Parties, unless expressly authorized in writing by such other Party.

25. Miscellaneous.

25.1 If any Article, Section or provision of this Agreement shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Agreement and the remaining portions of this Agreement shall remain in full force and effect.

25.2 The terms of this Agreement constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.

25.3 No promise, representation or inducement has been made by any of the Parties that is not embodied in this Agreement, and none of the Parties shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

18

NY2-685010

25.4 Time is of the essence with respect to all aspects of each Party’s performance of any obligations under this Agreement.

25.5 Nothing expressed or implied in this Agreement is intended to create any rights, obligations or benefits under this Agreement in any person other than the Parties and their successors and permitted assigns.

25.6 All audit rights, payment, confidentiality and indemnification obligations and obligations under this Agreement shall survive the expiration or termination of this Agreement.

25.7 This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

19

NY2-685010

IN WITNESS WHEREOF, each Party hereto as caused this Agreement to be executed by its duly authorized representative as of the date first above written.

J. ARON & COMPANY

By:	[*CONFIDENTIAL*]

Title:	[*CONFIDENTIAL*]

Date:	[*CONFIDENTIAL*]

LION OIL COMPANY

By:	[*CONFIDENTIAL*]

Title:	[*CONFIDENTIAL*]

Date:

LION OIL TRADING & TRANSPORTATION, INC.

By:	[*CONFIDENTIAL*]

Title:	[*CONFIDENTIAL*]

Date:

EL DORADO PIPELINE COMPANY

By:	[*CONFIDENTIAL*]

Title:	[*CONFIDENTIAL*]

Date:

NY2-685010

MAGNOLIA PIPELINE COMPANY

By:	[*CONFIDENTIAL*]

Title:	[*CONFIDENTIAL*]

Date:

2

NY2-685010

AMENDMENT NO. 1 TO STORAGE FACILITIES AGREEMENT

THIS AMENDMENT No. 1 to the STORAGE FACILITIES AGREEMENT (this “Amendment”), dated as of November 7, 2012 is made among J. Aron & Company (“Aron”), a general partnership organized under the laws of New York, Lion Oil Company (the “Company”), a corporation organized under the laws of Arkansas, Lion Oil Trading & Transportation, LLC (“LOTT”), a limited liability company organized under the laws of Texas (formerly known as Lion Oil Trading & Transportation, Inc., a corporation organized under the laws of Arkansas), El Dorado Pipeline Company, LLC, a Delaware limited liability company (formerly known as El Dorado Pipeline Company, an Arkansas corporation) (“El Dorado”), and Magnolia Pipeline Company, LLC, a Delaware limited liability company (formerly known as Magnolia Pipeline Company, an Arkansas corporation) (“Magnolia”) (each referred to individually as a “Party” or collectively as the “Parties”).

RECITALS

WHEREAS, Aron, the Company and LOTT are parties to that certain Supply and Offtake Agreement, dated as of April 29, 2012, among Aron, the Company and LOTT (the “S&O Agreement”) pursuant to which Aron has agreed to procure crude oil and other petroleum feedstocks for the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products) and, in connection with the S&O Agreement, the Parties entered into that certain Storage Facilities Agreement dated as of April 29, 2011 (the “Agreement”);

WHEREAS, Aron, the Company and LOTT are entering into an amendment to the S&O in connection with Delek Logistics Partner, LP (“Delek LP”) commencing operations and the restructuring of certain holdings between Delek LP, the Company and LOTT, including the transfer to Delek LP of certain fixed assets and the transfer and contribution to Delek LP of all of the outstanding equity of El Dorado and Magnolia; and

WHEREAS, as a result of such restructuring, certain amendments are required to be made to the Agreement, including the removal of El Dorado and Magnolia as parties thereto, which amendments the Parties wish to make as hereinafter provided.

NOW, THEREFORE, the Parties agree as follows:

SECTION 1 Definitions; Interpretation

Section 1.1 Terms Defined in Agreement. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Section 1.2 Interpretation. The rules of construction set forth in Section 1.2 of the Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the Agreement

NY2-710397

Section 2.1 Amendment. Upon the effectiveness of this Amendment, the Agreement is hereby amended as follows:

(a) The references to El Dorado and Magnolia in the introductory paragraph of the Agreement are deleted in their entirety.

(b) The definition of “Granting Parties” in Section 1.1 of the Agreement is hereby amended and restated to read as follows:

“Granting Parties” means the Company and LOTT.

(c) The signature blocks for El Dorado and Magnolia on the signature page of the Agreement are deleted in their entirety.

Section 2.2 Effect of Amendment.

(a) As a result of the foregoing amendments, from and after the date hereof, El Dorado and Magnolia shall no longer be “Parties” or “Granting Parties” under the Agreement.

(b) El Dorado and Magnolia are executing this Amendment to the Agreement solely for purposes of effectuating their being removed as Parties thereto.

SECTION 3 Representations and Warranties

To induce the other Parties to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject; (iii) all governmental and other consents required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect; (iv) its obligations under the Agreement, as amended hereby, constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law) and (v) no Event of Default with respect to it has occurred and is continuing.

SECTION 4 Miscellaneous

Section 4.1 Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the Agreement remains unchanged. As amended pursuant hereto, the Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by any Party shall not be deemed to create a course of dealing or otherwise create any

2

NY2-710397

express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

Section 4.2 No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

Section 4.3 Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

Section 4.4 Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Company, Aron, LOTT, El Dorado, Magnolia and their respective successors and assigns.

Section 4.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.

Section 4.6 Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.

Section 4.7 Effectiveness; Counterparts. This Amendment shall be binding on the Parties as of the date on which it has been fully executed by the Parties. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 4.8 Interpretation. This Amendment is the result of negotiations between and has been reviewed by counsel to each of the Parties, and is the product of all Parties hereto. Accordingly, this Amendment shall not be construed against any Party merely because of such Party’s involvement in the preparation hereof.

[Remainder of Page Intentionally Left Blank]

3

NY2-710397

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 to the Agreement as of the date first above written.

J. ARON & COMPANY

By:	[*CONFIDENTIAL*]
Name:	[*CONFIDENTIAL*]
Title:	[*CONFIDENTIAL*]

LION OIL COMPANY

By:	[*CONFIDENTIAL*]
Name:	[*CONFIDENTIAL*]
Title:	[*CONFIDENTIAL*]

LION OIL TRADING & TRANSPORTATION, LLC

By:	[*CONFIDENTIAL*]
Name:	[*CONFIDENTIAL*]
Title:	[*CONFIDENTIAL*]

EL DORADO PIPELINE COMPANY, LLC

By:	[*CONFIDENTIAL*]
Name:	[*CONFIDENTIAL*]
Title:	[*CONFIDENTIAL*]

MAGNOLIA PIPELINE COMPANY, LLC

By:	[*CONFIDENTIAL*]
Name:	[*CONFIDENTIAL*]
Title:	[*CONFIDENTIAL*]

[Signature Page to SFA Amendment No. 1]

SCHEDULE CC

SCHEDULE CC

Excess LC Amounts

“Daily Excess LC Amount” means, for any day, the LC Available Amount as of such day minus $[*CONFIDENTIAL*]; provided that such amount shall not be less than zero.

“Excess LC Amount” means, for any month, the sum of the Daily Excess LC Amount for all days during such month, divided by the number of days in such month.

“Excess LC Rate” means, for any month, the greater of (i) [*CONFIDENTIAL*]% and (ii) [*CONFIDENTIAL*]

SCHEDULE DD

SCHEDULE DD

Existing Financing Agreements

1. Credit Agreement dated February 23, 2010, by and among Delek Refining, Ltd., as borrower, Delek Refining, Inc., as guarantor, certain lenders identified therein, Wells Fargo Capital Finance, LLC, a Delaware limited liability company, individually as a lender and in its capacity as agent for the lenders, as amended by that certain Amendment No. 1 to Credit Agreement dated as of April 29, 2011, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of July 16, 2013

2. Limited Recourse General Continuing Guaranty dated as of April 29, 2011, by Lion Oil Company in favor of Wells Fargo Capital Finance, LLC, in respect of the obligations of Delek Refining, Ltd.

3. Receivables Purchase Agreement dated as of April 29, 2011, by and between Lion Oil Company and Delek Refining, Ltd.

4. Promissory Note (Revolving Note – Optional Advance Note) dated April 29, 2011, made by Lion Oil Company in favor of Delek Refining, Ltd. in the principal amount of $40,000,000

5. Promissory Note (Revolving Note – Deferred Payment Note) dated April 29, 2011, made by Delek Refining, Ltd. in favor of Lion Oil Company in the principal amount of $100,000,000

6. Financing Agreement dated April 29, 2011 among Lion Oil Company, Lion Oil Trading & Transportation, Inc., Magnolia Pipeline Company, J. Christy Construction Co., Inc., El Dorado Pipeline Company, Israel Discount Bank of New York, Bank Leumi USA and Bank Hapoalim B.M. (each as a lender) and Bank Leumi USA (in its capacity as collateral agent) as amended by that certain First Amendment to Financing Agreement dated as of July 28, 2011, as further amended by that certain Second Amendment to Financing Agreement dated as of November 7, 2011, as further amended by that certain Third Amendment to Financing Agreement dated November 7, 2012, as further amended by that certain Fourth Amendment to Financing Agreement dated January 25, 2013, as further amended by that certain Fifth Amendment to Financing Agreement dated July 29, 2013, and as amended and restated by that certain Amended and Restated Financing Agreement dated December 18, 2013 among Lion Oil Company, Lion Oil Trading & Transportation, LLC, J. Christy Construction Co., Inc., Israel Discount Bank of New York and Bank Hapoalim B.M. (each as a lender) and Bank Hapoalim B.M. (in its capacity as collateral agent)

7. Parent Guaranty Agreement dated April 29, 2011 by Delek US Holdings, Inc. in favor of Israel Discount Bank of New York, Bank Leumi USA and Bank Hapoalim B.M. (each as a lender) and Bank Leumi USA (in its capacity as collateral agent), as amended by that certain First Amendment to Parent Guaranty dated November 7, 2012, and as amended and restated by that certain Amended and Restated Parent Guaranty Agreement dated December 18, 2013 by Delek US Holdings, Inc. in favor of Israel Discount Bank of New York, and Bank Hapoalim B.M. (each as a lender) and Bank Hapoalim B.M. (in its capacity as collateral agent)

8. Subordinated Term Promissory Note dated April 29, 2011, made by Lion Oil Company in favor of Delek US Holdings, Inc. in the principal amount of $45,000,000, as amended and restated by that certain subordinated Amended and Restated Term Promissory Note dated December 18, 2013

9. Promissory Note dated April 29, 2011, made by the Lion Oil Company to the order of Ergon, Inc. in the principal amount of $50,000,000

10. Guaranty dated April 29, 2011, made by the Delek US Holdings, Inc. in favor of Ergon, Inc.

11. Credit Agreement dated November 7, 2012 among Delek Logistics Partners, LP and certain of its subsidiaries, including SALA Gathering Systems LLC, El Dorado Pipeline Company, LLC, Magnolia Pipeline Company, LLC and Delek Logistics Operating, LLC, as coborrowers, and Fifth Third Bank, as administrative agent and lender, and the various lenders from time to time party thereto, as amended and restated by that certain Amended and Restated Credit Agreement dated July 9, 2013 among Delek Logistics Partners, LP and certain of its subsidiaries, including SALA Gathering Systems LLC, El Dorado Pipeline Company, LLC, Magnolia Pipeline Company, LLC and Delek Logistics Operating, LLC, as coborrowers, and Fifth Third Bank, as administrative agent and lender, and the various lenders from time to time party thereto

SCHEDULE EE

SCHEDULE EE

FORM OF LETTER OF CREDIT

[Issuing Bank Address]

Irrevocable Standby

Letter of Credit

No.

Date:

J. Aron & Company

200 West Street

New York, NY 10282

Attn:

Ladies and Gentlemen:

We hereby establish, at the request and for the account of                      (the “Account Party”), in favor of J. Aron & Company (the “Beneficiary”), this Irrevocable Standby Letter of Credit No.         , in the aggregate amount of                      ($        ), effective             , 20    , and expiring at the close of banking business at our offices at                      on             , 20    .

We hereby irrevocably authorize you to draw on us, in accordance with the terms and conditions hereinafter set forth, in one or more drawings by your draft bearing thereon Letter of Credit No.         , payable at sight on a Banking Day (as defined below), upon presentation of the following document (each such presentation being a “Demand”):

A statement in the form of Annex A attached hereto signed by a purportedly authorized representative of J. Aron & Company certifying that Lion Oil Company (“Lion”) or Lion Oil Trading & Transportation, Inc. (“LOTT”) has not performed in accordance with the terms of an agreement(s) among J. Aron & Company, Lion and LOTT and the amount being drawn of USD          does not exceed that amount which J. Aron & Company is entitled to draw.

Drawing documents may be presented at either of our following locations:

-OR-

In lieu of physical presentation of original drawing documents, drawings may be presented to us by facsimile transmission to facsimile number     -    -     (each such drawing, a “Fax Drawings”); provided, however, that a Fax Drawing will not be effectively presented until you confirm by telephone our receipt of such Fax Drawing by calling us at telephone number     -    -    . If you present a Fax Drawing under this Letter of Credit you do not need to present the original of any drawing documents,

Schedule EE – 1

and if we receive any such original drawing documents they will not be examined by us. In the event of a full or final drawing the original standby letter of credit should be returned to us by overnight courier so we can remove same from circulation.

As used herein, “Banking Day” means a day of the year on which banks are not required or authorized to close in New York City.

If we receive any such Demand, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 5:00 p.m. (New York City time) on a Banking Day prior to the termination hereof, we will honor such Demand by making available to you before 5:00 p.m. (New York City time) on the third Banking Day following the date we shall have received such Demand, an amount in same-day funds equal to the amount of the draft submitted with such Demand.

In accordance with your instructions, payment under this Letter of Credit may be made by wire transfer of funds from the Federal Reserve Bank of New York to your account in a bank on the Federal Reserve wire system or by deposit of same-day funds into a designated account that you maintain.

Special Conditions:

(1) Partial and multiple drawings are permitted.

(2) All charges related to this Letter of Credit are for the account of the Account Party.

(3) Documents must be presented not later than [insert expiry date] or in the event of force majeure interrupting our business, within thirty (30) days after resumption of our business, whichever is later.

This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such Demand.

This Letter of Credit is transferable one or more times, but in each instance only to a single transferee and only in the full amount available to be drawn under the Letter of Credit at the time of such transfer. Any such transfer may be effected only through [Issuing Bank] and only upon presentation to us at our presentation office specified herein of a duly executed transfer request in the form attached hereto as Annex B, with instructions therein in brackets complied with, together with the original of this Letter of Credit and any amendment thereto and payment of our transfer fee. Each transfer shall be evidenced by our endorsement on the reverse of the original of this Letter of Credit, and we shall deliver such original to the transferee. The transferee’s name shall automatically be substituted for that of the Beneficiary wherever such Beneficiary’s name appears within this Letter of Credit.

We are subject to various laws, regulations and executive and judicial orders (including economic sanctions, embargoes, anti-boycott, anti-money laundering, anti-terrorism, and anti-drug trafficking laws and regulations) of the U.S. and other countries that are enforceable under applicable law. We will not be liable for our failure to make, or our delay in making, payment under this Letter of Credit or for any other action we take or do not take, or any disclosure we make, under or in connection with this Letter of Credit [(including, without limitation, any refusal to transfer this Letter of Credit)] that is required by such laws, regulations, or orders.

Schedule EE – 2

This Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits 2007 revision), I.C.C. Publication 600 and, to the extent not inconsistent therewith, by the laws of the State of New York, including the Uniform Commercial Code as in effect in the State of New York.

Very truly yours,

[Issuing Bank]

By:
Name:
Title:

Please direct any written correspondence or inquiries regarding this Letter of Credit, always quoting our reference number to                     . All phone inquiries regarding this credit should be directed to     -    -    .

Schedule EE – 3

ANNEX A

CERTIFICATE FOR DRAWING

UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NO.

[Issuing Bank]

Attention:

Phone:

Email:

The undersigned, a duly authorized representative of J. Aron & Company, general partnership organized under the laws of New York (the “Beneficiary”), hereby certifies to [Issuing Bank] (the “Letter of Credit Issuer”), with reference to Irrevocable Standby Letter of Credit No.          (the “Letter of Credit”) issued by the Letter of Credit Issuer in favor of the Beneficiary, that this Certificate has been executed and delivered by the Beneficiary pursuant to:

This Certificate is delivered in connection with the request by the Beneficiary to draw $[—] under the Letter of Credit.

[Add signed written statement(s) of the Beneficiary, if any, required by terms of Letter of Credit.]

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of the     day of             , 20    .

[NAME OF BENEFICIARY]

By:
Name:
Title:

Schedule EE – 4

ANNEX B

TRANSFER APPLICATION OF IRREVOCABLE STANDBY LETTER OF CREDIT

Number:                             Dated:

TO:	[Issuing Bank]

Attn:

For value received, the undersigned beneficiary hereby irrevocable transfers to:

(Name of Transferee)

(Address of Transferee)

all rights of the undersigned beneficiary in the aggregate amount of USD          under the above irrevocable standby letter of credit, subject to the same terms and conditions.

By this transfer, all rights of the undersigned beneficiary in such standby letter of credit are transferred to the transferee named above and such transferee shall have the sole rights as beneficiary thereof.

We hereby enclose the original standby letter of credit identified above and all original amendments thereto, if any.

Sincerely,

J. ARON & COMPANY

By:
Name:
Title:

Schedule EE – 5

SCHEDULE FF

Schedule FF

Illustration of Calculation of Interim Payments

	LC Threshold Amount	Daily Settlement Amount	Cumulative Estimated Daily Net Settlement Amount	Interim payments actually received by Aron	Cumulative Interim Paid Amount	Interim Reset Amount (Excess Cumulative Amount)	Monthly Settlement Amount	Additional Wire For True up (if necessary)
5/1/2011	$70,000,000	$5,000,000	$5,000,000	$—	$—
5/2/2011	$70,000,000	$5,000,000	$10,000,000	$—	$—
5/3/2011	$70,000,000	$5,000,000	$15,000,000	$—	$—
5/4/2011	$70,000,000	$5,000,000	$20,000,000	$—	$—
5/5/2011	$70,000,000	$5,000,000	$25,000,000	$—	$—
5/6/2011	$70,000,000	$5,000,000	$30,000,000	$—	$—
5/7/2011	$70,000,000	$5,000,000	$35,000,000	$—	$—
5/8/2011	$70,000,000	$5,000,000	$40,000,000	$—	$—
5/9/2011	$70,000,000	$5,000,000	$45,000,000	$—	$—
5/10/2011	$70,000,000	$5,000,000	$50,000,000	$—	$—
5/11/2011	$70,000,000	$5,000,000	$55,000,000	$—	$—
5/12/2011	$70,000,000	$5,000,000	$60,000,000	$—	$—
5/13/2011	$70,000,000	$5,000,000	$65,000,000	$—	$—
5/14/2011	$70,000,000	$5,000,000	$70,000,000	$—	$—
5/15/2011	$70,000,000	$5,000,000	$75,000,000	$5,000,000	$5,000,000
5/16/2011	$70,000,000	$5,000,000	$80,000,000	$5,000,000	$10,000,000
5/17/2011	$70,000,000	$5,000,000	$85,000,000	$5,000,000	$15,000,000
5/18/2011	$70,000,000	$5,000,000	$90,000,000	$5,000,000	$20,000,000
5/19/2011	$70,000,000	$5,000,000	$95,000,000	$5,000,000	$25,000,000
5/20/2011	$70,000,000	$5,000,000	$100,000,000	$5,000,000	$30,000,000
5/21/2011	$70,000,000	$5,000,000	$105,000,000	$5,000,000	$35,000,000
5/22/2011	$70,000,000	$5,000,000	$110,000,000	$5,000,000	$40,000,000
5/23/2011	$70,000,000	$5,000,000	$115,000,000	$5,000,000	$45,000,000
5/24/2011	$70,000,000	$5,000,000	$120,000,000	$5,000,000	$50,000,000
5/25/2011	$70,000,000	$5,000,000	$125,000,000	$5,000,000	$55,000,000
5/26/2011	$70,000,000	$5,000,000	$130,000,000	$5,000,000	$60,000,000
5/27/2011	$70,000,000	$5,000,000	$135,000,000	$5,000,000	$65,000,000
5/28/2011	$70,000,000	$5,000,000	$140,000,000	$5,000,000	$70,000,000
5/29/2011	$70,000,000	$5,000,000	$145,000,000	$5,000,000	$75,000,000
5/30/2011	$70,000,000	$5,000,000	$150,000,000	$5,000,000	$80,000,000
5/31/2011	$70,000,000	$5,000,000	$155,000,000	$5,000,000	$85,000,000

Schedule FF-1

SCHEDULE GG

Schedule GG

“Crude Adjustment Date Differential” (denoted as “A”) means, at Step-In, the result of the following formula:

[*CONFIDENTIAL*]

Where:

“B” represents the final Step- Out Price for the Crude Pricing Group, as described in Schedule B-1.

“C” represents the arithmetic average of the [*CONFIDENTIAL*] Trading Days ending and including the penultimate Trade Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014) of the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract

“Gasoline Adjustment Date Differential” (denoted as “D”) means, at Step-In, the result of the following formula:

[*CONFIDENTIAL*]

Where:

“E” represents the final Step- Out Price for the Gasoline Pricing Group, as described in Schedule B-1.

“C” represents the arithmetic average of the [*CONFIDENTIAL*] Trading Days ending and including the penultimate Trade Day of the month prior to the Adjustment Date (In the case of the initial term, April 24, 25, 28 & 29 of 2014) of the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract

SCHEDULE HH

Step-Out Settlement

Product	Step-Out Target	April 30th Actual Inventory	Step-Out Price From Schedule B-1	Step-Out Settlement****	Step-Out FIFO Volume	April Monthly Price	Step-Out FIFO Settlement *
Crude	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Gasoline	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Diesel	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Catfeed	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Slop	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Slurry	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
LPG	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Step-Out Total	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]		[*CONFIDENTIAL*]	[*CONFIDENTIAL*]		[*CONFIDENTIAL*]

Step-In Settlement

Actual Inventory
Product	Volume in excess of Baseline Target **	Baseline Qty (bbl)	Volume in excess of Baseline Qty	Baseline Step-In Price per bbl	Volume in excess of Baseline Step-In Price per bbl	Step- In Settlement****	Step-In FIFO Volume ***
Crude	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Gasoline	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Diesel	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Catfeed	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Slop	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Slurry	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
LPG	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
Asphalt	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

Step-In Total	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]			[*CONFIDENTIAL*]	[*CONFIDENTIAL*]

*	The Step-Out FIFO Settlement will be settled in the April true up, occurring around May 20th, 2014 in addition to the March Monthly Price vs. April Monthly Price FIFO that would ordinarily be settled in the April true up
**	Step-In Targets will be equal to the Step-Out Targets, except when a change in the minimum volume occurs between Schedules D-1 and D-2.
***	The Step-In FIFO Volume will be settled in the May true up, occurring around June 20th, 2014, using the Volume in excess of Baseline Step-In Prices on Schedule B-2 and the May Monthly Prices in lieu of the April Monthly Prices. This settlement replaces the ordinary April vs. May FIFO settlement.
****	Because the Step-Out Settlement and the Step-In Settlement values are equal and offsetting, the only cash settlements associated with the transition will be the Step-Out FIFO Settlement around May 20th and the Step-In FIFO settlement around June 20th.